EXHIBIT 10.1

Dated as of August 15, 2024
BRSP 2024-FL2, LTD.,
as Issuer
BRSP 2024-FL2, LLC,
as Co-Issuer
BRIGHTSPIRE CAPITAL ADVANCING AGENT, LLC,
as Advancing Agent
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Trustee
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Note Administrator
and
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Custodian

INDENTURE

- i -

ARTICLE 13

NOTEHOLDERS’ RELATIONS

Section 13.1	Subordination	191
Section 13.2	Standard of Conduct	194

ARTICLE 14

MISCELLANEOUS

Section 14.1	Form of Documents Delivered to the Trustee and Note Administrator	194
Section 14.2	Acts of Securityholders	195
Section 14.3	Notices, etc., to the Trustee, the Note Administrator, the Issuer, the Co-Issuer, the Advancing Agent, the Servicer, the Special Servicer, the Preferred Share Paying Agent, the Placement Agents, the Collateral Manager and the Rating Agencies	196
Section 14.4	Notices to Noteholders; Waiver	199
Section 14.5	Effect of Headings and Table of Contents	200
Section 14.6	Successors and Assigns	200
Section 14.7	Severability	200
Section 14.8	Benefits of Indenture	200
Section 14.9	Governing Law; Waiver of Jury Trial	200
Section 14.10	Submission to Jurisdiction	201
Section 14.11	Counterparts	201
Section 14.12	Liability of Co-Issuers	201
Section 14.13	17g-5 Information	202
Section 14.14	Rating Agency Condition	204
Section 14.15	Patriot Act Compliance	204

ARTICLE 15

ASSIGNMENT OF THE COLLATERAL INTEREST PURCHASE AGREEMENTS AND THE COLLATERAL MANAGEMENT AGREEMENT

Section 15.1	Assignment of Collateral Interest Purchase Agreements and the Collateral Management Agreement	205

ARTICLE 16

CURE RIGHTS; PURCHASE RIGHTS

Section 16.1	[Reserved]	207
Section 16.2	Collateral Interest Purchase Agreements	207
Section 16.3	Representations and Warranties Related to Collateral Interests Acquired after the Closing Date	207
Section 16.4	Operating Advisor	208

SCHEDULES
Schedule A    Schedule of Collateral Interests
Schedule B    Benchmark
Schedule C    List of Authorized Officers of Collateral Manager
EXHIBITS
Exhibit A-1    Form of Class A Senior Secured Floating Rate Note (Global Note)
Exhibit A-2    Form of Class A Senior Secured Floating Rate Note (Definitive Note)
Exhibit B-1    Form of Class A-S Second Priority Secured Floating Rate Note (Global Note)
Exhibit B-2    Form of Class A-S Second Priority Secured Floating Rate Note (Definitive Note)
Exhibit C-1    Form of Class B Third Priority Secured Floating Rate Note (Global Note)
Exhibit C-2    Form of Class B Third Priority Secured Floating Rate Note (Definitive Note)
Exhibit D-1    Form of Class C Fourth Priority Secured Floating Rate Note (Global Note)
Exhibit D-2    Form of Class C Fourth Priority Secured Floating Rate Note (Definitive Note)
Exhibit E-1    Form of Class D Fifth Priority Secured Floating Rate Note (Global Note)
Exhibit E-2    Form of Class D Fifth Priority Secured Floating Rate Note (Definitive Note)
Exhibit F-1    Form of Class E Sixth Priority Secured Floating Rate Note (Global Note)
Exhibit F-2    Form of Class E Sixth Priority Secured Floating Rate Note (Definitive Note)
Exhibit G-1    Form of Class F Seventh Priority Floating Rate Note (Global Note)
Exhibit G-2    Form of Class F Seventh Priority Floating Rate Note (Definitive Note)
Exhibit G-3    Form of Class F-E Seventh Priority Floating Rate Note (Global Note)
Exhibit G-4    Form of Class F-E Seventh Priority Floating Rate Note (Definitive Note)
Exhibit G-5    Form of Class F-X Seventh Priority Floating Rate Note (Global Note)

Exhibit G-6    Form of Class F-X Seventh Priority Floating Rate Note (Definitive Note)
Exhibit H-1    Form of Class G Eighth Priority Floating Rate Note (Global Note)
Exhibit H-2    Form of Class G Eighth Priority Floating Rate Note (Definitive Note)
Exhibit H-3    Form of Class G-E Eighth Priority Floating Rate Note (Global Note)
Exhibit H-4    Form of Class G-E Eighth Priority Floating Rate Note (Definitive Note)
Exhibit H-5    Form of Class G-X Eighth Priority Floating Rate Note (Global Note)
Exhibit H-6    Form of Class G-X Eighth Priority Floating Rate Note (Definitive Note)
Exhibit I-1    Form of Transfer Certificate – Regulation S Global Note
Exhibit I-2    Form of Transfer Certificate – Rule 144A Global Note
Exhibit I-3    Form of Transfer Certificate – Definitive Note
Exhibit J    [Reserved]
Exhibit K    Form of Custodian Receipt
Exhibit L    Form of Request for Release
Exhibit M    Form of Auction Call Procedure
Exhibit N    Form of NRSRO Certification
Exhibit O    Form of Representations and Warranties For Collateral Interests
Exhibit P    Form of Note Administrator’s Monthly Report
Exhibit Q-1    Form of Investor Certification (for Non-Borrower Affiliates)
Exhibit Q-2    Form of Investor Certification (for Borrower Affiliates)
Exhibit R     Form of Online Market Data Provider Certification
Exhibit S     Form of Officer’s Certificate of the Collateral Manager with Respect to the Acquisition of Collateral Interests
Exhibit T     MASCOT Note Officer’s Certificate

INDENTURE, dated as of August 15, 2024, by and among BRSP 2024-FL2 LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Issuer”), BRSP 2024-FL2, LLC, a limited liability company formed under the laws of Delaware (the “Co-Issuer”), WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association, as trustee (herein, together with its permitted successors and assigns in the trusts hereunder, the “Trustee”), COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, as note administrator, paying agent, calculation agent, transfer agent, authenticating agent, notes registrar and backup advancing agent (in all of the foregoing capacities, together with its permitted successors and assigns, the “Note Administrator”), COMPUTERSHARE TRUST COMPANY, as custodian (herein, together with its permitted successors and assigns in the trusts hereunder, the “Custodian”), and BRIGHTSPIRE CAPITAL ADVANCING AGENT, LLC (including any successor by merger, “BRSP Advancing”), a Delaware limited liability company, as advancing agent (herein, together with its permitted successors and assigns in the trusts hereunder, the “Advancing Agent”).
PRELIMINARY STATEMENT
Each of the Issuer and the Co-Issuer is duly authorized to execute and deliver this Indenture to provide for the Notes issuable as provided in this Indenture. All covenants and agreements made by the Issuer and Co-Issuer herein are for the benefit and security of the Secured Parties. The Issuer, the Co-Issuer, the Note Administrator, in all of its capacities hereunder, the Custodian, the Trustee and the Advancing Agent are entering into this Indenture, and the Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.
All things necessary to make this Indenture a valid agreement of the Issuer and Co-Issuer in accordance with this Indenture’s terms have been done.
GRANTING CLAUSES
The Issuer hereby Grants to the Trustee, for the benefit and security of the Secured Parties, all of its right, title and interest in, to and under, in each case, whether now owned or existing, or hereafter acquired or arising out of (in each case, to the extent of the Issuer’s interest therein and specifically excluding any interest in the related Future Funding Participation therein and excluding any interest in the Excepted Property):
(a)    the Closing Date Collateral Interests listed on Schedule A which the Issuer purchases on the Closing Date and causes to be delivered to the Trustee (directly to the custodian on its behalf) herewith, including all payments thereon or with respect thereto, and all Collateral Interests which are delivered to the Trustee (directly to the custodian on its behalf) after the Closing Date pursuant to the terms hereof (including all Reinvestment Collateral Interests acquired by the Issuer after the Closing Date) and all payments thereon or with respect thereto, in each case, other than Retained Interests, if any, under, and as defined in, the applicable Collateral Interest Purchase Agreement;

(b)    the Servicing Accounts, the Indenture Accounts and the related security entitlements and all income from the investment of funds in any of the foregoing at any time credited to any of the foregoing accounts;
(c)    the Eligible Investments;
(d)    the rights of the Issuer under the Collateral Management Agreement, any Collateral Interest Purchase Agreement, the Company Administration Agreement, the AML Services Agreement, the Registered Office Agreement and the Servicing Agreement;
(e)    all amounts delivered to the Note Administrator (directly or through a securities intermediary);
(f)    all other investment property, instruments and general intangibles in which the Issuer has an interest, other than the Excepted Property;
(g)    the Issuer’s ownership interest in, and rights to, all Permitted Subsidiaries; and
(h)    all proceeds with respect to the foregoing clauses (a) through (g).
The collateral described in the foregoing clauses (a) through (h), with the exception of the Excepted Property, is referred to herein as the “Collateral.” Such Grants are made to secure the Offered Notes equally and ratably without prejudice, priority or distinction between any Offered Note and any other Offered Note for any reason, except as expressly provided in this Indenture (including, but not limited to, the Priority of Payments) and to secure (i) the payment of all amounts due on and in respect of the Offered Notes in accordance with their terms, (ii) the payment of all other sums payable under this Indenture, apart from any amounts payable in respect of the Class F Notes, the Class G Notes, and related MASCOT Notes for which the Class F Notes or the Class G Notes are exchanged, and (iii) compliance with the provisions of this Indenture, all as provided in this Indenture (together, the “Secured Obligations”). Notwithstanding anything in this Indenture to the contrary, for all purposes hereunder, amounts payable under the Class F Notes or Class G Notes shall not constitute Secured Obligations, and no Holder of Class F Notes, Class G Notes or any related MASCOT Notes for which the Class F Notes or the Class G Notes are exchanged shall be a secured party for purposes of the Grant by virtue of holding such Notes. The foregoing Grant shall, for the purpose of determining the property subject to the lien of this Indenture, be deemed to include any securities and any investments granted by or on behalf of the Issuer to the Trustee for the benefit of the Secured Parties, whether or not such securities or such investments satisfy the criteria set forth in the definitions of “Collateral Interest” or “Eligible Investment,” as the case may be.
Except to the extent otherwise provided in this Indenture, this Indenture shall constitute a security agreement under the laws of the State of New York applicable to agreements made and to be performed therein, for the benefit of the Noteholders. Upon the occurrence and during the continuation of any Event of Default hereunder, and in addition to any other rights available under this Indenture or any other Collateral held for the benefit and security of the Noteholders or otherwise available at law or in equity but subject to the terms hereof, the Trustee shall have all rights and remedies of a secured party under the laws of the State of New York and other applicable law to enforce the assignments and security interests contained herein and, in addition, shall have the right, subject to compliance with any mandatory requirements of applicable law and the terms of this Indenture, to exercise, sell or apply any rights and other interests assigned or pledged hereby in accordance with the terms hereof at public and private sale.
The Trustee acknowledges such Grants, accepts the trusts hereunder in accordance with the provisions hereof, and agrees to perform the duties herein in accordance with, and subject to, the terms hereof, in order that the interests of the Secured Parties may be adequately and effectively protected in accordance with this Indenture.
Notwithstanding anything in this Indenture to the contrary, for all purposes hereunder, no holder of Class F Notes, Class F-E Notes, Class F-X Notes, Class G Notes, Class G-E Notes and/or Class G-X Notes shall be a secured party for purposes of the Grant by virtue of holding such Notes.
CREDIT RISK RETENTION
On the Closing Date, pursuant to the EU/UK Risk Retention Letter, the Retention Holder will retain 100% of the Preferred Shares. The Preferred Shares are referred to in this Indenture as the EHRI. The fair value of the EHRI is $42,188,000.
ARTICLE 1

DEFINITIONS
Section 1.1    Definitions. Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture, and the definitions of such terms are equally applicable both to the singular and plural forms of such terms and to the masculine, feminine and neuter genders of such terms. The word “including” and its variations shall mean “including without limitation.” Whenever any reference is made to an amount the determination of which is governed by Section 1.2, the provisions of Section 1.2 shall be applicable to such determination or calculation, whether or not reference is specifically made to Section 1.2, unless some other method of calculation or determination is expressly specified in the particular provision. All references in this Indenture to designated “Articles,” “Sections,” “Subsections” and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this Indenture as originally executed. The words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision.
“17g-5 Information”: The meaning specified in Section 14.3(i).
“17g-5 Information Provider”: The meaning specified in Section 14.13(a).
“17g-5 Website”: A password-protected internet website maintained by the 17g-5 Information Provider, which shall initially be located at www.ctslink.com, under the “NRSRO” tab for this transaction. Any change of the 17g-5 Website shall only occur after notice has been delivered by the 17g-5 Information Provider to the Issuer, the Note Administrator, the Trustee, the Collateral Manager, the Placement Agents and the Rating Agencies, which notice shall set forth the date of change and new location of the 17g-5 Website.

“1940 Act”: Investment Company Act of 1940, as amended.
“Accepted Loan Servicer”: Any commercial real estate loan master or primary servicer that (a) is engaged in the business of servicing commercial real estate loans (with a minimum servicing portfolio of $100,000,000) that are comparable to the Collateral Interests owned or to be owned by the Issuer, (b) within the prior twelve (12) month period, has acted as a servicer in a commercial mortgage backed securities transaction rated by Moody’s and as to which Moody’s has not cited servicing concerns of such servicer as the sole or material factor in any downgrade or withdrawal of the ratings (or placement on “watch status” in contemplation of a ratings downgrade or withdrawal) of securities in any commercial mortgage backed securities transaction serviced by such servicer prior to the time of determination and (c) within the prior twelve (12) month period, has acted as a servicer in a commercial mortgage backed securities transaction rated by Fitch and Fitch has not cited servicing concerns of such servicer as the sole or material factor in any downgrade or withdrawal of the ratings (or placement on “watch status” in contemplation of a ratings downgrade or withdrawal) of securities in any commercial mortgage backed securities transaction serviced by such servicer prior to the time of determination.
“Access Termination Notice”: The meaning specified in the Future Funding Agreement.
“Account”: Any of the Servicing Accounts, the Indenture Accounts, and the Preferred Share Distribution Account.
“Accountants’ Report”: A report of a firm of Independent certified public accountants of recognized national reputation.
“Acquisition and Disposition Requirements”: With respect to any acquisition (whether by purchase, exchange or otherwise) or disposition of a Collateral Interest, satisfaction of each of the following conditions: (a) such Collateral Interest is being acquired or disposed of in accordance with the terms and conditions set forth in this Indenture; (b) the acquisition or disposition of such Collateral Interest does not result in a reduction or withdrawal of the then current rating issued by Moody’s or Fitch on any Class of Notes then outstanding; and (c) such Collateral Interest is not being acquired or disposed of for the primary purpose of recognizing gains or decreasing losses resulting from market value changes.
“Acquisition Criteria”: The meaning specified in Section 12.2(a).
“Act” or “Act of Securityholders”: The meaning specified in Section 14.2.
“Administrative Modification”: The meaning specified in the Servicing Agreement.
“Advance Rate”: The meaning specified in the Servicing Agreement.
“Advancing Agent”: BrightSpire Capital Advancing Agent, LLC, a Delaware limited liability company, solely in its capacity as advancing agent hereunder, unless a successor Person shall have become the Advancing Agent pursuant to the applicable provisions of this Indenture, and thereafter “Advancing Agent” shall mean such successor Person.

“Advancing Agent Fee”: The fee payable monthly in arrears on each Payment Date to the Advancing Agent, Backup Advancing Agent or the Trustee, as applicable, in accordance with the Priority of Payments, equal to 0.02% per annum (calculated based on the actual number of days in the applicable Interest Accrual Period divided by three hundred and sixty (360)) on the Aggregate Outstanding Amount of the Class A Notes, the Class A-S Notes and the Class B Notes on such Payment Date prior to giving effect to distributions with respect to such Payment Date.
“Advisers Act”: The Investment Advisers Act of 1940, as amended.
“Advisory Committee”: The meaning specified in the Collateral Management Agreement.
“Affiliate”: With respect to a Person, (a) any other Person who, directly or indirectly, is in control of, or controlled by, or is under common control with, such Person or (b) any other Person who is a director, Officer or employee (i) of such Person, (ii) of any subsidiary or parent company of such Person or (iii) of any Person described in clause (a) above. For the purposes of this definition, control of a Person shall mean the power, direct or indirect, (A) to vote more than 50% of the securities having ordinary voting power for the election of directors of such Person, or (B) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; provided that neither the Company Administrator nor any other company, corporation or Person to which the Company Administrator provides directors and/or administrative services and/or acts as share trustee shall be an Affiliate of the Issuer or Co-Issuer. The Note Administrator, the Servicer and the Trustee may rely on certifications of any Holder or party hereto regarding such Person’s affiliations.
“Agent Members”: Members of, or participants in, the Depository, Clearstream, Luxembourg or Euroclear.
“Aggregate Outstanding Amount”: With respect to any Class or Classes of the Notes as of any date of determination, the aggregate principal balance of such Class or Classes of Notes Outstanding as of such date of determination plus (a) in the case of the Class C Notes, any Class C Deferred Interest, (b) in the case of the Class D Notes, any Class D Deferred Interest, (c) in the case of the Class E Notes, any Class E Deferred Interest, (d) in the case of the Class F Notes, any Class F Deferred Interest, (e) in the case of the Class F-E Notes, any Class F-E Deferred Interest, (f) in the case of the Class G Notes, any Class G Deferred Interest or (g) in the case of the Class G-E Notes, any Class G-E Deferred Interest.
“Aggregate Outstanding Notional Amount”: With respect to any MASCOT Interest Only Notes on any date of determination, the aggregate notional amount of such MASCOT Interest Only Notes, which will equal the Aggregate Outstanding Amount on such date of the MASCOT P&I Notes that were issued with such MASCOT Interest Only Notes in connection with an exchange. For the avoidance of doubt, any payment of principal to any MASCOT P&I Notes will constitute a corresponding reduction of the Aggregate Outstanding Notional Amount of the related MASCOT Interest Only Notes.
“Aggregate Outstanding Portfolio Balance”: On the date of determination thereof, the sum of (without duplication) (a) the Aggregate Principal Balance of the Collateral Interests, (b) the aggregate Principal Balance of all Principal Proceeds held as Cash or Eligible Investments and

(c) all Cash and Eligible Investments held in the Reinvestment Account and the Unused Proceeds Account.
“Aggregate Principal Balance”: When used with respect to any Collateral Interests as of any date of determination, the sum of the Principal Balances on such date of determination of all such Collateral Interests.
“Amended Participation Agreement”: With respect to a Participated Loan, the amended and restated participation agreement (and not a participation agreement), if applicable, that governs the rights and obligations of the holders of the related Owned Participation, each related Future Funding Participation and/or each related Funded Companion Participation.
“AML Compliance”: Compliance with the Cayman AML Regulations.
“AML Services Agreement”: The agreement between the Issuer and MCSL (as amended from time to time) for the provision of services to the Issuer to enable the Issuer to achieve AML Compliance.
“Appraisal”: The meaning specified in the Servicing Agreement.
“Appraisal Reduction Amount”: For any Collateral Interest with respect to which an Appraisal Reduction Event has occurred, an amount equal to the excess, if any, of (a) the Principal Balance thereof, plus all other amounts due and unpaid with respect thereto, over (b) the sum of (i) an amount equal to 90% of the aggregate appraised value for the underlying mortgaged properties related to such Collateral Interest (net of any liens senior to the lien of the related mortgage) as determined by an Updated Appraisal on each such underlying mortgaged property related to such Collateral Interest, plus (ii) the aggregate amount of all reserves, letters of credit and escrows held in connection therewith (other than escrows and reserves for unpaid real estate taxes and assessments and insurance premiums), plus (iii) all insurance and casualty proceeds and condemnation awards that constitute collateral therefor (whether paid or then payable by any insurance company or government authority). With respect to any Collateral Interest that is a Participation, any Appraisal Reduction Amount will be allocated to such participation interest as provided under the applicable Participation Agreement or Amended Participation Agreement, as applicable.
“Appraisal Reduction Event”: With respect to any Collateral Interest, the occurrence of any of the following events: (a) the 90th day following the occurrence of any uncured delinquency in any monthly payment; (b) receipt of notice that the related borrower has filed a bankruptcy petition or the date on which a receiver is appointed and continues in such capacity or the 90th day after the related borrower becomes the subject of involuntary bankruptcy proceedings and such proceedings are not dismissed; (c) the date on which any related underlying mortgaged property becomes an REO Property as set forth pursuant to the Servicing Agreement; (d) the date on which such Collateral Interest becomes a Modified Collateral Interest; or (e) a payment default occurs with respect to a balloon payment due on such Collateral Interest; provided, however, that if (i) the related borrower is diligently seeking a refinancing commitment, (ii) the related borrower continues to make its original scheduled payments, (iii) no other Appraisal Reduction Event has occurred with respect to such Collateral Interest, and (iv) the Collateral Manager consents, then an Appraisal

Reduction Event with respect to this clause (v) will be deemed not to occur on or before the 60th day after the original maturity date (inclusive of all extension options that the related borrower had the right to elect and did so elect pursuant to the instrument related to such Collateral Interest) of such Collateral Interest; and provided, further, that if the related borrower has delivered to the Servicer, on or before the 60th day after the original maturity date, a refinancing Commitment Letter or purchase and sale agreement reasonably acceptable to the Servicer, and the borrower continues to make its original scheduled payments and no other Appraisal Reduction Event has occurred with respect to such Collateral Interest, then an Appraisal Reduction Event will be deemed not to occur until the earlier of (A) 90 days following the original maturity date of such Collateral Interest and (B) termination of the refinancing Commitment Letter or purchase and sale agreement.
“Article 15 Agreement”: The meaning specified in Section 15.1(a).
“As-Stabilized LTV”: With respect to any Collateral Interest, the ratio, expressed as a percentage, as calculated by the Collateral Manager in accordance with the Collateral Management Standard, of the Principal Balance of such Collateral Interest to the value estimate of the related mortgaged property as reflected in an appraisal that was obtained not more than twelve (12) months prior to the date of determination (or, if originated by the Seller of an affiliate thereof, not more than three (3) months prior to the date of origination), which value is based on the appraisal or portion of an appraisal that states an “as-stabilized” value and/or “as-renovated” value for such property, which may be based on the assumption that certain events will occur, including without limitation, with respect to the re-tenanting, renovation or other repositioning of such property and, may be based on the capitalization rate reflected in such appraisal; provided, further, that if the appraisal was not obtained within three (3) months prior to the date of determination, the Collateral Manager may adjust such capitalization rate in its reasonable good faith judgment executed in accordance with the Collateral Management Standard. In determining As-Stabilized LTV for any Collateral Interest that is a Participation, the calculation of As-Stabilized LTV will take into account the outstanding Principal Balance of the Participation being acquired by the Issuer and related pari passu Non-Acquired Participation(s) (assuming fully funded). In determining the As-Stabilized LTV for any Collateral Interest that is cross-collateralized with one or more other Collateral Interests, the As-Stabilized LTV will be calculated with respect to the cross-collateralized group in the aggregate.
“Asset Replacement Percentage”: On any date of calculation, a fraction (expressed as a percentage) where (a) the numerator is the Aggregate Principal Balance of the Collateral Interests for which interest payments under such Collateral Interest would be calculated with reference to a benchmark other than the then-current Benchmark and (b) the denominator is the Aggregate Principal Balance of all of the Collateral Interests as of such calculation date.
“Auction Call Redemption”: The meaning specified in Section 9.1(d).
“Authenticating Agent”: With respect to the Notes or a Class of the Notes, the Person designated by the Note Administrator to authenticate such Notes on behalf of the Note Administrator pursuant to Section 2.12.

“Authorized Officer”: With respect to the Issuer or Co-Issuer, any Officer (or attorney-in-fact appointed by the Issuer or the Co-Issuer) who is authorized to act for the Issuer or Co-Issuer in matters relating to, and binding upon, the Issuer or Co-Issuer. With respect to the Collateral Manager, the Persons listed on Schedule C or such other Person or Persons specified by the Collateral Manager by written notice to the other parties hereto. With respect to the Servicer, a “Responsible Officer” of the Servicer as set forth in the Servicing Agreement. With respect to the Note Administrator or the Trustee or any other bank or trust company acting as trustee of an express trust, a Trust Officer. Each party may receive and accept a certification of the authority of any other party as conclusive evidence of the authority of any Person to act, and such certification may be considered as in full force and effect until receipt by such other party of written notice to the contrary.
“Backup Advancing Agent”: The Note Administrator, solely in its capacity as Backup Advancing Agent hereunder, or any successor Backup Advancing Agent (other than the Trustee acting as successor backup advancing agent pursuant to Section 10.07); provided that any such successor Backup Advancing Agent must be a financial institution having (a) a long-term senior unsecured debt rating at least equal to “A2” by Moody’s and “A” by Fitch and (b) a short-term debt rating at least equal to “P-1” by Moody’s and “F1” by Fitch.
“Bankruptcy Code”: The federal Bankruptcy Code, Title 11 of the United States Code, Part V of the Companies Act (As Revised) of the Cayman Islands, the Bankruptcy Act (As Revised) of the Cayman Islands, the Companies Winding Up Rules (As Revised) of the Cayman Islands and the Foreign Bankruptcy Proceedings (International Cooperation) Rules (As Revised) of the Cayman Islands, each as amended from time to time.
“Barclays”: Barclays Capital Inc.
“Benchmark”: The reference rate used to determine the rate at which interest will accrue on a Class of Notes, which (a) initially will be Term SOFR, and (b) from and after the occurrence of a Benchmark Transition Event and its related Benchmark Replacement Date with respect to the then-current Benchmark, will be the applicable Benchmark Replacement.
“Benchmark Determination Date”: With respect to any Interest Accrual Period, (a) if the Benchmark is Term SOFR, the second SOFR Business Day preceding the first day of such Interest Accrual Period and (b) if the Benchmark is not Term SOFR, the time determined by the Designated Transaction Representative in accordance with the Benchmark Replacement Conforming Changes provided, however, that notwithstanding the occurrence of a Benchmark Replacement Date, until a Benchmark Replacement has been selected in accordance with the provisions of this Indenture, the then-current Benchmark will remain in effect.
“Benchmark Replacement”: The first alternative set forth in the order below that can be determined by the Designated Transaction Representative as of the Benchmark Replacement Date:
(a)    the sum of: (i) the alternate rate of interest that has been selected, endorsed or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (ii) the Benchmark Replacement Adjustment;

(b)    the sum of: (i) the ISDA Fallback Rate and (ii) the Benchmark Replacement Adjustment; and
(c)    the sum of: (i) the alternate rate of interest that has been selected by the Designated Transaction Representative as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar denominated securitizations at such time and (ii) the Benchmark Replacement Adjustment.
Notwithstanding the foregoing, in no event may the Benchmark Replacement be less than zero.
“Benchmark Replacement Adjustment”: With respect to any Benchmark Replacement, the first alternative set forth in the order below that can be determined by the Designated Transaction Representative as of the Benchmark Replacement Date:
(a)    the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected, endorsed or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;
(b)    if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment; and
(c)    the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Designated Transaction Representative giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar denominated securitization transactions at such time.
“Benchmark Replacement Conforming Changes”: With respect to any Benchmark Replacement, any technical, administrative or operational changes (including, but not limited to, changes to the definition of “Interest Accrual Period”, setting an applicable Benchmark Determination Date and Reference Time, the timing and frequency of determining rates and making payments of interest, the method for calculating the Benchmark Replacement and other administrative matters, which may, for the avoidance of doubt, have a material economic impact on the Notes) that the Designated Transaction Representative decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Designated Transaction Representative decides that adoption of any portion of such market practice is not administratively feasible or if the Designated Transaction Representative determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Designated Transaction Representative determines is reasonably necessary).
“Benchmark Replacement Date”: (a) For purposes of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (x) the 60th calendar day following the date of the public statement or publication of information referenced therein and (y) the date on which the administrator of the relevant Benchmark permanently or indefinitely ceases to provide such

Benchmark; or (b) for purposes of clause (c) of the definition of “Benchmark Transition Event,” the 60th calendar day following the date of the public statement or publication of information;
provided, however, that, other than in the case of clause (a)(y) above, on or after the 60th day preceding the date on which such Benchmark Replacement Date would otherwise occur (if applicable), the Designated Transaction Representative may give written notice to the Issuer, the Co-Issuer, the Advancing Agent, the Servicer, the Special Servicer, the Note Administrator, the Trustee and the Calculation Agent (if different from the Note Administrator) in which the Designated Transaction Representative designates an earlier date (but not earlier than the 30th day following such notice) and represents that such earlier date will facilitate an orderly transition of the transaction to the Benchmark Replacement, in which case such earlier date shall be the Benchmark Replacement Date. In the case of clause (a)(y) above, the Designated Transaction Representative will be required to provide written notice to the Issuer, the Co-Issuer, the Advancing Agent, the Servicer, the Special Servicer, the Trustee, the Note Administrator and the Calculation Agent (if different from the Note Administrator) at least 30 days prior to the Benchmark Replacement Date selected by the Designated Transaction Representative.
For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.
“Benchmark Transition Event”: The occurrence of one or more of the following events with respect to the then-current Benchmark:
(a)    a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that the administrator has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;
(b)    a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;
(c)    a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative; or
(d)    the Asset Replacement Percentage is greater than 50%, as calculated by the Designated Transaction Representative based on the aggregate Principal Balance of the applicable Commercial Real Estate Loans, as reported in the most recent monthly report of the Servicer.

“Board of Directors”: With respect to the Issuer, the directors of the Issuer duly appointed in accordance with the Governing Documents of the Issuer and, with respect to the Co-Issuer, the LLC Managers duly appointed by the sole member of the Co-Issuer or otherwise.
“Board Resolution”: With respect to the Issuer, a resolution of the Board of Directors of the Issuer and, with respect to the Co-Issuer, a resolution or unanimous written consent of the LLC Managers or the sole member of the Co-Issuer.
“BRSP Advancing”: BrightSpire Capital Advancing Agent, LLC, a Delaware limited liability company.
“BRSP Sub-REIT”: BrightSpire Capital Mortgage Sub-REIT, LLC, a Delaware limited liability company that is a real estate investment trust.
“Business Day”: Any day other than (i) a Saturday or Sunday or (ii) a day on which commercial banks are authorized or required by applicable law, regulation or executive order to close in New York, New York, Overland Park, Kansas, Cleveland, Ohio or the location of the Corporate Trust Office of the Note Administrator or the Trustee, or (iii) days when the New York Stock Exchange or the Federal Reserve Bank of New York are closed.
“Calculation Agent”: The meaning specified in Section 7.14(a).
“Calculation Amount”: With respect to:
(a)     any Modified Collateral Interest, the Principal Balance thereof minus any related Appraisal Reduction Amounts; provided that, if an Appraisal Reduction Amount based on an Updated Appraisal (or, when permitted by the terms of the Servicing Agreement, an existing appraisal that is less than 12 months old) is not determined with respect to such Modified Collateral Interest within 120 days after it becomes a Modified Collateral Interest, the Calculation Amount with respect to such Modified Collateral Interest will be determined in accordance with clause (b) below until an Appraisal Reduction Amount based on an Updated Appraisal (or, when permitted by the terms of the Servicing Agreement, an existing appraisal that is less than 12 months old) is determined; and
(b)     any Defaulted Collateral Interest, the lowest of (i) the Moody’s Recovery Rate of such Collateral Interest multiplied by the Principal Balance of such Collateral Interest, (ii) the market value of such Collateral Interest, as determined by the Collateral Manager in accordance with the Collateral Management Standard based upon, among other things, a recent appraisal and information from one or more third party commercial real estate brokers and such other information as the Collateral Manager deems appropriate and (iii) the Principal Balance of such Collateral Interest minus any applicable Appraisal Reduction Amounts.
“Cash”: Such coin or currency of the United States of America as at the time shall be legal tender for payment of all public and private debts.
“Cayman AML Regulations”: The Anti-Money Laundering Regulations (As Revised) and The Guidance Notes on the Prevention and Detection of Money Laundering, Proliferation

Financing and Terrorist Financing in the Cayman Islands, each as amended and revised from time to time.
“Cayman FATCA Legislation”: The Cayman Islands Tax Information Authority Act (As Revised), together with related legislation, regulations, rules and guidance notes made pursuant to such Act.
“Certificate of Authentication”: The meaning specified in Section 2.1.
“Certificated Security”: A “certificated security” as defined in Section 8-102(a)(4) of the UCC.
“Citi”: Citigroup Global Markets Inc.
“Class”: The Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G Notes, the Class G-E Notes or the Class G-X Notes, as applicable.
“Class A Defaulted Interest Amount”: With respect to the Class A Notes as of each Payment Date, the accrued and unpaid amount due to Holders of the Class A Notes on account of any shortfalls in the payment of the Class A Interest Distribution Amount with respect to any preceding Payment Date or Payment Dates, together with interest accrued thereon (to the extent lawful) at the Class A Rate.
“Class A Interest Distribution Amount”: On each Payment Date, the amount due to Holders of the Class A Notes on account of interest equal to the product of (a) the Aggregate Outstanding Amount of the Class A Notes on the first day of the related Interest Accrual Period, (b) the actual number of days in such Interest Accrual Period divided by three hundred and sixty (360) and (c) the Class A Rate.
“Class A Notes”: The Class A Senior Secured Floating Rate Notes Due 2037, issued by the Issuer and the Co-Issuer pursuant to this Indenture.
“Class A Rate”: With respect to any Class A Note, the per annum rate at which interest accrues on such Note for any Interest Accrual Period, which shall be equal to (a) the Benchmark (determined as described herein) plus (b) 1.94547% plus (c) on and after the Payment Date in June 2030, 0.25%.
“Class A-S Defaulted Interest Amount”: With respect to the Class A-S Notes as of each Payment Date, the accrued and unpaid amount due to holders of the Class A-S Notes on account of any shortfalls in the payment of the Class A-S Interest Distribution Amount with respect to any preceding Payment Date or Payment Dates, together with interest accrued thereon (to the extent lawful) at the Class A-S Rate.
“Class A-S Interest Distribution Amount”: On each Payment Date, the amount due to Holders of the Class A-S Notes on account of interest equal to the product of (a) the Aggregate Outstanding Amount of the Class A-S Notes on the first day of the related Interest Accrual Period,

(b) the actual number of days in such Interest Accrual Period divided by three hundred and sixty (360) and (c) the Class A-S Rate.
“Class A-S Notes”: The Class A-S Second Priority Secured Floating Rate Notes Due 2037, issued by the Issuer and the Co-Issuer pursuant to this Indenture.
“Class A-S Rate”: With respect to any Class A-S Note, the per annum rate at which interest accrues on such Note for any Interest Accrual Period, which shall be equal to (a) the Benchmark (determined as described herein) plus (b) 2.38001% plus (c) on and after the Payment Date in June 2030, 0.25%.
“Class B Defaulted Interest Amount”: With respect to the Class B Notes as of each Payment Date, the accrued and unpaid amount due to Holders of the Class B Notes on account of any shortfalls in the payment of the Class B Interest Distribution Amount with respect to any preceding Payment Date or Payment Dates, together with interest accrued thereon (to the extent lawful) at the Class B Rate.
“Class B Interest Distribution Amount”: On each Payment Date, the amount due to Holders of the Class B Notes on account of interest equal to the product of (a) the Aggregate Outstanding Amount of the Class B Notes on the first day of the related Interest Accrual Period, (b) the actual number of days in such Interest Accrual Period divided by three hundred and sixty (360) and (c) the Class B Rate.
“Class B Notes”: The Class B Third Priority Secured Floating Rate Notes Due 2037, issued by the Issuer and the Co-Issuer pursuant to this Indenture.
“Class B Rate”: With respect to any Class B Note, the per annum rate at which interest accrues on such Note for any Interest Accrual Period, which shall be equal to (a) the Benchmark (determined as described herein) plus (b) 2.94071% plus (c) on and after the Payment Date in June 2030, 0.50%.
“Class C Defaulted Interest Amount”: With respect to the Class C Notes as of each Payment Date, the accrued and unpaid amount due to Holders of the Class C Notes on account of any shortfalls in the payment of the Class C Interest Distribution Amount with respect to any preceding Payment Date or Payment Dates, together with interest accrued thereon (to the extent lawful) at the Class C Rate.
“Class C Deferred Interest”: Any interest due on the Class C Notes that is not paid as a result of the operation of the Priority of Payments on any Payment Date.
“Class C Interest Distribution Amount”: On each Payment Date, the amount due to Holders of the Class C Notes on account of interest equal to the product of (i) the Aggregate Outstanding Amount of the Class C Notes on the first day of the related Interest Accrual Period, (ii) the actual number of days in such Interest Accrual Period divided by three hundred and sixty (360) and (iii) the Class C Rate.
“Class C Notes”: The Class C Fourth Priority Secured Floating Rate Notes Due 2037, issued by the Issuer and the Co-Issuer pursuant to this Indenture.

“Class C Rate”: With respect to any Class C Note, the per annum rate at which interest accrues on such Note for any Interest Accrual Period, which shall be equal to (a) the Benchmark (determined as described herein) plus (b) 3.54307% plus (c) on and after the Payment Date in June 2030, 0.50%.
“Class D Defaulted Interest Amount”: With respect to the Class D Notes as of each Payment Date, the accrued and unpaid amount due to holders of the Class D Notes on account of any shortfalls in the payment of the Class D Interest Distribution Amount with respect to any preceding Payment Date or Payment Dates, together with interest accrued thereon (to the extent lawful) at the Class D Rate.
“Class D Deferred Interest”: Any interest due on the Class D Notes that is not paid as a result of the operation of the Priority of Payments on any Payment Date.
“Class D Interest Distribution Amount”: On each Payment Date, the amount due to Holders of the Class D Notes on account of interest equal to the product of (a) the Aggregate Outstanding Amount of the Class D Notes on the first day of the related Interest Accrual Period, (b) the actual number of days in such Interest Accrual Period divided by three hundred and sixty (360) and (c) the Class D Rate.
“Class D Notes”: The Class D Fifth Priority Secured Floating Rate Notes Due 2037, issued by the Issuer and the Co-Issuer pursuant to this Indenture.
“Class D Rate”: With respect to any Class D Note, the per annum rate at which interest accrues on such Note for any Interest Accrual Period, which shall be equal to (a) the Benchmark (determined as described herein) plus (b) 4.84113% plus (c) on and after the Payment Date in June 2030, 0.50%.
“Class E Defaulted Interest Amount”: With respect to the Class E Notes as of each Payment Date, the accrued and unpaid amount due to holders of the Class E Notes on account of any shortfalls in the payment of the Class E Interest Distribution Amount with respect to any preceding Payment Date or Payment Dates, together with interest accrued thereon (to the extent lawful) at the Class E Rate.
“Class E Deferred Interest”: Any interest due on the Class E Notes that is not paid as a result of the operation of the Priority of Payments on any Payment Date.
“Class E Interest Distribution Amount”: On each Payment Date, the amount due to Holders of the Class E Notes on account of interest equal to the product of (a) the Aggregate Outstanding Amount of the Class E Notes on the first day of the related Interest Accrual Period, (b) the actual number of days in such Interest Accrual Period divided by three hundred and sixty (360) and (c) the Class E Rate.
“Class E Notes”: The Class E Sixth Priority Secured Floating Rate Notes Due 2037, issued by the Issuer and the Co-Issuer pursuant to this Indenture.
“Class E Rate”: With respect to any Class E Note, the per annum rate at which interest accrues on such Note for any Interest Accrual Period, which shall be equal to (a) the Benchmark

(determined as described herein) plus (b) 6.53855% plus (c) on and after the Payment Date in June 2030, 0.50%.
“Class F Defaulted Interest Amount”: With respect to the Class F Notes as of each Payment Date, the accrued and unpaid amount due to holders of the Class F Notes on account of any shortfalls in the payment of the Class F Interest Distribution Amount with respect to any preceding Payment Date or Payment Dates, together with interest accrued thereon (to the extent lawful) at the Class F Rate.
“Class F Deferred Interest”: Any interest due on the Class F Notes that is not paid as a result of the operation of the Priority of Payments on any Payment Date.
“Class F Interest Distribution Amount”: On each Payment Date, the amount due to Holders of the Class F Notes on account of interest equal to the product of (a) the Aggregate Outstanding Amount of the Class F Notes on the first day of the related Interest Accrual Period, (b) the actual number of days in such Interest Accrual Period divided by three hundred and sixty (360) and (c) the Class F Rate.
“Class F Notes”: The Class F Seventh Priority Floating Rate Notes Due 2037, issued by the Issuer pursuant to this Indenture.
“Class F Rate”: With respect to any Class F Note, the per annum rate at which interest accrues on such Note for any Interest Accrual Period, which shall be equal to (a) with respect to the initial Interest Accrual Period, 0%, and (b) with respect to each Interest Accrual Period following the initial Interest Accrual Period, the Benchmark (determined as described herein) plus 6.88839%.
“Class F-E Defaulted Interest Amount”: With respect to the Class F-E Notes as of each Payment Date, the accrued and unpaid amount due to holders of the Class F-E Notes on account of any shortfalls in the payment of the Class F-E Interest Distribution Amount with respect to any preceding Payment Date or Payment Dates, together with interest accrued thereon (to the extent lawful) at the interest rate on the Class F-E Notes described in Section 2.16.
“Class F-E Deferred Interest”: Any interest due on the Class F-E Notes and the Class F-X Notes that is not paid as a result of the operation of the Priority of Payments on any Payment Date. Any Class F-E Deferred Interest added to the Aggregate Outstanding Amount of the Class F-E Notes shall have the effect of increasing the Aggregate Outstanding Notional Amount of the Class F-X Notes.
“Class F-E Interest Distribution Amount”: On each Payment Date, the amount due to Holders of the Class F-E Notes on account of interest equal to the product of (a) the Aggregate Outstanding Amount of the Class F-E Notes on the first day of the related Interest Accrual Period, (b) the actual number of days in such Interest Accrual Period divided by three hundred sixty (360) and (c) the interest rate on the Class F-E Notes described in Section 2.16.
“Class F-E Notes”: The meaning specified in Section 2.3.

“Class F-X Defaulted Interest Amount”: With respect to the Class F-X Notes as of each Payment Date, the accrued and unpaid amount due to holders of the Class F-X Notes on account of any shortfalls in the payment of the Class F-X Interest Distribution Amount with respect to any preceding Payment Date or Payment Dates, together with interest accrued thereon (to the extent lawful) at the interest rate on the Class F-X Notes described in Section 2.16.
“Class F-X Interest Distribution Amount”: On each Payment Date, the amount due to Holders of the Class F-X Notes on account of interest equal to the product of (a) the Aggregate Outstanding Notional Amount of the Class F-X Notes on the first day of the related Interest Accrual Period, (b) the actual number of days in such Interest Accrual Period divided by three hundred sixty (360) and (c) the interest rate on the Class F-X Notes described in Section 2.16.
“Class F-X Notes”: The meaning specified in Section 2.3.
“Class G Defaulted Interest Amount”: With respect to the Class G Notes as of each Payment Date, the accrued and unpaid amount due to holders of the Class G Notes on account of any shortfalls in the payment of the Class G Interest Distribution Amount with respect to any preceding Payment Date or Payment Dates, together with interest accrued thereon (to the extent lawful) at the Class G Rate.
“Class G Deferred Interest”: Any interest due on the Class G Notes that is not paid as a result of the operation of the Priority of Payments on any Payment Date.
“Class G Interest Distribution Amount”: On each Payment Date, the amount due to Holders of the Class G Notes on account of interest equal to the product of (a) the Aggregate Outstanding Amount of the Class G Notes on the first day of the related Interest Accrual Period, (b) the actual number of days in such Interest Accrual Period divided by three hundred sixty (360) and (c) the Class G Rate.
“Class G Notes”: The Class G Eighth Priority Floating Rate Notes Due 2037, issued by the Issuer pursuant to this Indenture.
“Class G Rate”: With respect to any Class G Note, the per annum rate at which interest accrues on such Note for any Interest Accrual Period, which shall be equal to (a) with respect to the initial Interest Accrual Period, 0%, and (b) with respect to each Interest Accrual Period following the initial Interest Accrual Period, the Benchmark (determined as described herein) plus 6.88839%.
“Class G-E Defaulted Interest Amount”: With respect to the Class G-E Notes as of each Payment Date, the accrued and unpaid amount due to holders of the Class G-E Notes on account of any shortfalls in the payment of the Class G-E Interest Distribution Amount with respect to any preceding Payment Date or Payment Dates, together with interest accrued thereon (to the extent lawful) at the interest rate on the Class G-E Notes described in Section 2.16.
“Class G-E Deferred Interest”: Any interest due on the Class G-E Notes and the Class G-X Notes that is not paid as a result of the operation of the Priority of Payments on any Payment Date. Any Class G-E Deferred Interest added to the Aggregate Outstanding Amount of the Class

G-E Notes shall have the effect of increasing the Aggregate Outstanding Notional Amount of the Class G-X Notes.
“Class G-E Interest Distribution Amount”: On each Payment Date, the amount due to Holders of the Class G-E Notes on account of interest equal to the product of (a) the Aggregate Outstanding Amount of the Class G-E Notes on the first day of the related Interest Accrual Period, (b) the actual number of days in such Interest Accrual Period divided by three hundred sixty (360) and (c) the interest rate on the Class G-E Notes described in Section 2.16.
“Class G-E Notes”: The meaning specified in Section 2.3.
“Class G-X Defaulted Interest Amount”: With respect to the Class G-X Notes as of each Payment Date, the accrued and unpaid amount due to holders of the Class G-X Notes on account of any shortfalls in the payment of the Class G-X Interest Distribution Amount with respect to any preceding Payment Date or Payment Dates, together with interest accrued thereon (to the extent lawful) at the interest rate on the Class G-X Notes described in Section 2.16.
“Class G-X Interest Distribution Amount”: On each Payment Date, the amount due to Holders of the Class G-X Notes on account of interest equal to the product of (a) the Aggregate Outstanding Notional Amount of the Class G-X Notes on the first day of the related Interest Accrual Period, (b) the actual number of days in such Interest Accrual Period divided by three hundred sixty (360) and (c) the interest rate on the Class G-X Notes described in Section 2.16.
“Class G-X Notes”: The meaning specified in Section 2.3.
“Clean-up Call”: The meaning specified in Section 9.1(a).
“Clearing Agency”: An organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act.
“Clearstream, Luxembourg”: Clearstream Banking, société anonyme, a limited liability company organized under the laws of the Grand Duchy of Luxembourg.
“Closing Date”: August 15, 2024.
“Closing Date Collateral Interests”: The Collateral Interests identified on Schedule A as Closing Date Collateral Interests.
“Code”: The United States Internal Revenue Code of 1986, as amended.
“Co-Issuer”: BRSP 2024-FL2, LLC, a limited liability company formed under the laws of the State of Delaware, until a successor Person shall have become the Co-Issuer pursuant to the applicable provisions of this Indenture, and thereafter “Co-Issuer” shall mean such successor Person.
“Co-Issuers”: The Issuer and the Co-Issuer.

“Collateral”: The meaning specified in the first paragraph of the Granting Clause of this Indenture.
“Collateral Interest File”: The meaning set forth in Section 3.3(e).
“Collateral Interest Purchase Agreement”: Any Collateral Interest purchase agreement entered into between the Issuer and the Seller relating to the acquisition of Collateral Interests by the Issuer, as amended from time to time, which agreement is assigned to the Trustee on behalf of the Issuer pursuant to this Indenture.
“Collateral Interests”: The Closing Date Collateral Interests, the Ramp-Up Collateral Interests, the Exchange Collateral Interests and the Reinvestment Collateral Interests.
“Collateral Management Agreement”: The Collateral Management Agreement, dated as of the Closing Date, by and between the Issuer and the Collateral Manager, as amended, supplemented or otherwise modified from time to time in accordance with its terms.
“Collateral Manager Event of Default”: The meaning set forth in the Collateral Management Agreement.
“Collateral Management Standard”: The meaning set forth in the Collateral Management Agreement.
“Collateral Manager”: BrightSpire Capital Advisors, LLC, each of BrightSpire Capital Advisors, LLC’s permitted successors and assigns or any successor Person that shall have become the Collateral Manager pursuant to the provisions of the Collateral Management Agreement and thereafter “Collateral Manager” shall mean such successor Person.
“Collateral Manager Fee”: The meaning set forth in the Collateral Management Agreement.
“Collection Account”: The meaning specified in the Servicing Agreement.
“Combined Loan”: Collectively, a Mortgage Loan and related Mezzanine Loan. Each Combined Loan shall be treated as a single loan for all purposes hereunder.
“Combined Loan Repurchase Event”: With respect to each Collateral Interest, the meaning specified in the Collateral Interest Purchase Agreement.
“Commercial Real Estate Loan”: Any Mortgage Loan, Combined Loan or Participated Loan, as applicable and as the context may require.
“Companion Participation”: With respect to each Owned Participation, the related companion participation interest in the related Participated Loan that will not be held by the Issuer unless such Companion Participation is later acquired, in whole or in part, by the Issuer pursuant to the applicable provisions of this Indenture.

“Commitment Letter”: A definitive letter of commitment or term sheet provided by an institutional lender.
“Company Administration Agreement”: The administration agreement, dated on or about the Closing Date, by and among the Issuer and the Company Administrator, as modified and supplemented and in effect from time to time.
“Company Administrative Expenses”: All fees, expenses and other amounts due or accrued with respect to any Payment Date and payable by the Issuer, Co-Issuer or any Permitted Subsidiary (including legal fees and expenses) to (a) the Note Administrator, the Custodian, the Trustee and the Designated Transaction Representative pursuant to this Indenture or any co-trustee appointed pursuant to Section 6.12 (including amounts payable by the Issuer as indemnification pursuant to this Indenture), (b) the Company Administrator under the Company Administration Agreement and the Registered Office Agreement (including amounts payable by the Issuer as indemnification pursuant to the Company Administration Agreement) and to provide for the costs of liquidating the Issuer following redemption of the Notes and MCSL pursuant to the AML Services Agreement, (c) the LLC Managers (including indemnification), (d) the independent accountants, agents and counsel of the Issuer for reasonable fees and expenses (including amounts payable in connection with the preparation of tax forms on behalf of the Issuer and the Co-Issuer), and any registered office and government filing fees, in each case, payable in the order in which invoices are received by the Issuer, (e) a Rating Agency for fees and expenses in connection with any rating (including the annual fee payable with respect to the monitoring of any rating) of the Notes, including fees and expenses due or accrued in connection with any credit assessment or rating of the Collateral Interests, (f) the Collateral Manager under this Indenture and the Collateral Management Agreement (including amounts payable by the Issuer as indemnification pursuant to this Indenture or the Collateral Management Agreement), (g) other Persons as indemnification pursuant to the Collateral Management Agreement, (h) the Advancing Agent or other Persons as indemnification pursuant to the provisions pertaining to the Advancing Agent in this Indenture, (i) the Servicer or the Special Servicer as indemnification or reimbursement of expenses pursuant to the Servicing Agreement, (j) the CREFC® Intellectual Property Royalty License Fee, (k) the Preferred Share Paying Agent and the Share Registrar pursuant to the Preferred Share Paying Agency Agreement (including amounts payable as indemnification), (l) each member of the Advisory Committee (including amounts payable as indemnification) under each agreement between such Advisory Committee member, the Collateral Manager and the Issuer (and the amounts payable by the Issuer to each member of the Advisory Committee as indemnification pursuant to each such agreement), (m) any other Person in respect of any governmental fee, charge or tax (including any FATCA and Cayman FATCA Legislation compliance costs) in relation to the Issuer or the Co-Issuer (in each case as certified by an Authorized Officer of the Issuer or the Co-Issuer to the Note Administrator), in each case, payable in the order in which invoices are received by the Issuer, (n) each Reporting Administrator, pursuant to its agreement with the Issuer in respect of the Transparency Requirements, (o) the Sponsor, the Seller, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee and any other Person, in reimbursement (pursuant to the Servicing Agreement) of costs incurred in connection with compliance with the Transparency Requirements, (p) any other Person in respect of any other fees or expenses (including indemnifications) permitted under this Indenture (including, without limitation, any costs or expenses incurred in connection with certain modeling systems and services) and the documents delivered pursuant to or in connection with this Indenture and the Notes and any amendment or other modification of any such documentation, in each case unless expressly prohibited under this Indenture (including, without limitation, the payment of all transaction fees and all legal and other fees and expenses required in connection with the purchase of any Collateral Interests or any other transaction authorized by this Indenture) and (q) the Sponsor, the Seller, the Collateral Manager, the Servicer and any other Person, in reimbursement (pursuant to the Servicing Agreement) of costs incurred for purposes in each case, payable in the order in which invoices are received by the Issuer; provided that Company Administrative Expenses shall not include (i) amounts payable in respect of the Notes and (ii) any Collateral Manager Fee payable pursuant to the Collateral Management Agreement.
“Company Administrator”: Maples FS Limited, a licensed trust company incorporated in the Cayman Islands, as administrator pursuant to the Company Administration Agreement, unless a successor Person shall have become administrator pursuant to the Company Administration Agreement, and thereafter, Company Administrator shall mean such successor Person.
“Controlled Collateral Interest”: Each Collateral Interest (i) that is a Commercial Real Estate Loan or (ii) that is a Participation with respect to with the Issuer is the controlling holder under the related Participation Agreement. Other than the Closing Date Collateral Interests identified on Schedule A as “Fountain View” each of the Closing Date Collateral Interests are Controlled Collateral Interests as of the Closing Date.
“Controlling Class”: The Class A Notes, so long as any Class A Notes are Outstanding, then the Class A-S Notes, so long as any Class A-S Notes are Outstanding, then the Class B Notes, so long as any Class B Notes are Outstanding, then the Class C Notes, so long as any Class C Notes are Outstanding, then the Class D Notes, so long as any Class D Notes are Outstanding, then the Class E Notes, so long as any Class E Notes are Outstanding, then the Class F Notes and any Class F-E Notes (if applicable), so long as any Class F Notes or Class F-E Notes are Outstanding and then the Class G Notes and any Class G-E Notes (if applicable), so long as any Class G Notes or Class G-E Notes are Outstanding.
“Corporate Trust Office”: The designated corporate trust office of (a) the Trustee, currently located at 1100 North Market Street, Wilmington, Delaware 19890, Attention: CMBS Trustee – BRSP 2024-FL2, (b) the Note Administrator, currently located at (i) with respect to the delivery of Loan Documents, at 1055 10th Avenue SE, Minneapolis, Minnesota, 55414, Attention: Document Custody Group – BRSP 2024-FL2, (ii) with respect to the delivery of Note transfers and surrenders, at 1505 Energy Park Drive, St. Paul, MN 55108, Attention: Transfer Agency Group – BRSP 2024-FL2; and (iii) for all other purposes, at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention: CMBS – BRSP 2024-FL2 or (c) such other address as the Trustee or the Note Administrator, as applicable, may designate from time to time by notice to the Noteholders, the Holder of the Preferred Shares, the 17g-5 Information Provider and the parties hereto.
“Credit Risk/Defaulted Collateral Interest Cash Purchase”: The meaning specified in Section 12.1(b).

“Corresponding Tenor”: With respect to a Benchmark Replacement, a tenor having approximately the same length (disregarding business day adjustment) as the applicable tenor for the then-current Benchmark.
“Credit Risk Collateral Interest”: Any Collateral Interest that, in the Collateral Manager’s reasonable business judgment, has a significant risk of becoming a Defaulted Collateral Interest within 120 days.
“Credit Risk Exchange Limitation”: With respect to exchanges of Credit Risk Collateral Interests (other than those that are Defaulted Collateral Interests) after the Reinvestment Period, the condition that will be satisfied if, immediately after giving effect to any such exchange, the aggregate Principal Balance of Credit Risk Collateral Interests (other than those that are Defaulted Collateral Interests including each such Collateral Interest that would be a Defaulted Collateral Interest but for non-lapse of the 60-day period included in the definition thereof) that have been exchanged by the Issuer in exchanges to the Collateral Manager or its affiliates after the Reinvestment Period does not exceed 10.0% of the Aggregate Outstanding Portfolio Balance as of the Closing Date.
“Credit Risk Retention Rules”: Regulation RR (17 C.F.R. Part 246), as such rule may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Department of Treasury, the Federal Reserve System, the Federal Deposit Insurance Corporation, the Federal Housing Finance Agency, the Securities and Exchange Commission and the Department of Housing and Urban Development in the adopting release (79 F.R. 77601 et seq.) or by the staff of any such agency, or as may be provided by any such agency or its staff from time to time, in each case, as effective from time to time.
“CREFC® Intellectual Property Royalty License Fee”: With respect to each Collateral Interest and for any Payment Date, an amount accrued during the related Interest Accrual Period at the CREFC® Intellectual Property Royalty License Fee Rate on the Principal Balance of such Collateral Interest as of the close of business on the Determination Date in such Interest Accrual Period. Such amounts shall be computed for the same period and on the same interest accrual basis respecting which any related interest payment due or deemed due on the related Collateral Interest is computed and shall be prorated for partial periods.
“CREFC® Intellectual Property Royalty License Fee Rate”: With respect to each Collateral Interest, a rate equal to 0.0005% per annum.
“Criteria-Based Modification”: The meaning specified in the Servicing Agreement.
“CRS”: The OECD Standard for Automatic Exchange of Financial Account information – Common Reporting Standard.
“Custodial Account”: An account at the Securities Intermediary established pursuant to Section 10.1(b).
“Custodian”: The meaning specified in Section 3.3(a).

“Custody Collateral Interest”: Any Collateral Interest that is not a Non-Custody Collateral Interest. As of the Closing Date, (a) each of the Collateral Interests that represent an interest in a Non-Serviced Commercial Real Estate Loan is a Non-Custody Collateral Interest and (b) each of the Closing Date Collateral Interests other than the Collateral Interests specified in clause (a) above shall be Custody Collateral Interests.
“Cut-off Date”: July 23, 2024 or the Collateral Interest origination date, whichever is later.
“Debt Service”: With respect to any Collateral Interest, the monthly payments of principal and interest due pursuant to the terms of the related Loan Documents, excluding (a) any balloon payments, (b) required (non-monthly) principal paydowns and (c) reserve payments for the 12 payments following the Cut-off Date.
“Default”: Any Event of Default or any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.
“Defaulted Collateral Interest”: Any Collateral Interest for which the related Commercial Real Estate Loan is a Defaulted Commercial Real Estate Loan.
“Defaulted Interest Amount”: The Class A Defaulted Interest Amount, the Class A-S Defaulted Interest Amount, the Class B Defaulted Interest Amount, the Class C Defaulted Interest Amount, the Class D Defaulted Interest Amount, the Class E Defaulted Interest Amount, the Class F Defaulted Interest Amount, the Class F-E Defaulted Interest Amount, the Class F-X Defaulted Interest Amount, the Class G Defaulted Interest Amount, the Class G-E Defaulted Interest Amount or the Class G-X Defaulted Interest Amount, as the context requires.
“Defaulted Commercial Real Estate Loan”: Any Commercial Real Estate Loan for which there has occurred and is continuing for more than 60 days either (a) a payment default or (b) a material non-monetary event of default that is known to the Servicer, in each case, after giving effect to any applicable grace period but without giving effect to any waiver; provided, however, that any Collateral Interest as to which an Appraisal Reduction Event has not occurred due to the circumstances specified in clause (v) of the definition thereof and which is not otherwise a Defaulted Commercial Real Estate Loan will be deemed not to be a Defaulted Commercial Real Estate Loan for purposes of determining the Calculation Amount for the Par Value Test; provided, further, that the Special Servicer may determine a Commercial Real Estate Loan is a Defaulted Commercial Real Estate Loan in advance of such sixty (60) day period if it deems such default material in its sole discretion. If a Defaulted Commercial Real Estate Loan is the subject of a work-out, modification or otherwise has cured the default such that the subject Defaulted Commercial Real Estate Loan is no longer in default pursuant to its terms (as such terms may have been modified), such Collateral Interest will no longer be treated as a Defaulted Commercial Real Estate Loan.
“Deferred Interest”: The Class C Deferred Interest, the Class D Deferred Interest, the Class E Deferred Interest, the Class F Deferred Interest, the Class F-E Deferred Interest, the Class G Deferred Interest and the Class G-E Deferred Interest.
“Definitive Notes”: The meaning specified in Section 2.2(b).

“Designated Transaction Representative”: The Collateral Manager or such other person appointed by the Collateral Manager in connection with the Benchmark replacement process.
“Depository” or “DTC”: The Depository Trust Company, its nominees, and their respective successors.
“Determination Date”: The 5th Business Day preceding the Payment Date occurring in such month, commencing in September 2024.
“Disposition Limitation Threshold”: The time at which the sum of (a) the cumulative aggregate Principal Balance of Credit Risk Collateral Interests sold by the Issuer to the Collateral Manager or its affiliates plus (b) the cumulative aggregate Principal Balance of Credit Risk Collateral Interests exchanged for Exchange Collateral Interests (excluding, in each case, any Credit Risk Collateral Interest that would be a Defaulted Collateral Interest but for non-lapse of the 60-day period included in the definition thereof) is equal to or greater than 10% of the Aggregate Outstanding Portfolio Balance as of the Closing Date.
“Disqualified Transferee”: The meaning specified in Section 2.5(l).
“Dissolution Expenses”: The amount of expenses reasonably likely to be incurred in connection with the discharge of this Indenture, the liquidation of the Collateral and the dissolution of the Co-Issuers, as reasonably certified by the Collateral Manager or the Issuer, based in part on expenses incurred by the Trustee, Custodian and Note Administrator and reported to the Collateral Manager.
“Dodd-Frank”: The Dodd Frank Wall Street Reform and Consumer Protection Act, as amended from time to time.
“Dollar”, “U.S. $” or “$”: A U.S. dollar or other equivalent unit in Cash.
“Due Period”: With respect to any Payment Date, the period commencing on the day immediately succeeding the second preceding Determination Date (or commencing on and excluding the Closing Date, in the case of the Due Period relating to the first Payment Date) and ending on and including the Determination Date immediately preceding such Payment Date.
“EHRI”: Any interest in the Issuer that satisfies the definition of “eligible horizontal residual interest” in the Credit Risk Retention Rules. As of the Closing Date, the Preferred Shares shall constitute the EHRI.
“Eligibility Criteria”: The criteria set forth below with respect to any Collateral Interest acquired by the Issuer after the Closing Date, compliance with which shall be evidenced by an Officer’s Certificate of the Collateral Manager delivered to the Trustee and Note Administrator as of the date of such acquisition:
(i)    it is a whole loan, a Combined Loan, or a Senior Participation in a Mortgage Loan or a Combined Loan, that is secured by a Multi-Family Property (including any Student Housing Property), Industrial Property, Self-Storage Property, Hospitality Property, Retail Property, Manufactured Housing Community Property or Mixed Use Property;

(ii)    (A) the aggregate Principal Balance of the Collateral Interests secured by properties that are of the following types are subject to limitations as follows: (a) Industrial Properties does not exceed 50.0% of the Aggregate Outstanding Portfolio Balance, (b) Hospitality Properties does not exceed 20.0% of the Aggregate Outstanding Portfolio Balance, (c) Mixed Use Properties does not exceed 15.0% of the Aggregate Outstanding Portfolio Balance, (d) Self-Storage Properties does not exceed 10.0% of the Aggregate Outstanding Portfolio Balance, (e) Retail Properties does not exceed 5.0% of the Aggregate Outstanding Portfolio Balance, (f) Manufactured Housing Community Properties does not exceed 10.0% of the Aggregate Outstanding Portfolio Balance, and (g) Student Housing Properties does not exceed 10.0% of the Aggregate Outstanding Portfolio Balance (it being understood that, for all purposes hereof, no concentration limitation will apply with respect to Multi-Family Properties other than Student Housing Properties); and (B) the sum of (x) the aggregate Principal Balance of the Collateral Interests that are secured by Multifamily Properties (including Student Housing Properties), plus (y) the aggregate Principal Balance of Cash and Eligible Investments held as Principal Proceeds plus (z) the aggregate Principal Balance of Cash and Eligible Investments held in the Reinvestment Account is not less than 50.0% of the Aggregate Outstanding Portfolio Balance;
(iii)    the obligor is incorporated or organized under the laws of, and the Collateral Interest is secured by property located in, the United States;
(iv)    it provides for monthly payments of interest at a floating rate based on one-month Term SOFR (or a successor benchmark rate);
(v)    it has a Moody’s Rating;
(vi)    it has a maturity date, assuming the exercise of all extension options (if any) that are exercisable at the option of the related borrower under the terms of such Collateral Interest, that is not more than five years from the date of acquisition (which, in the case of newly originated loans, will be calculated without regard to the initial stub interest period);
(vii)    it is not an Equity Interest;
(viii)    the Collateral Manager has determined that it has an As-Stabilized LTV that is not greater than (i) in the case of Collateral Interests secured by Multi-Family Properties other than Student Housing Properties, 80.0%, (ii) in the case of Collateral Interests secured by Student Housing Properties, Retail Properties, Industrial Properties, Self-Storage Properties, Manufactured Housing Community Properties and Mixed Use Properties, 75.0% and (iii) in the case of Collateral Interests secured by Hospitality Properties, 70.0%;
(ix)    the Collateral Manager has determined that it has an U/W Stabilized NCF DSCR that is not less than (i) in the case of Collateral Interests secured by Multi-Family Properties other than Student Housing Properties, 1.15x, (ii) in the case of Collateral Interests secured by Student Housing Properties, Retail Properties, Industrial Properties, Self-Storage Properties, Manufactured Housing Community Properties and Mixed Use Properties, 1.25x and (iii) in the case of Collateral Interests secured by Hospitality Properties, 1.35x;

(x)    the Principal Balance of such Collateral Interest (plus any previously-acquired participation interests in the same underlying Commercial Real Estate Loan) is not greater than $70,000,000;
(xi)    (A)    the Weighted Average Life of the Collateral Interests, assuming the exercise of all contractual extension options (if any) that are exercisable by the borrower under each Collateral Interest, is less than or equal to the number of years (rounded to the nearest one hundredth thereof) during the period from such date of determination to 5.5 years from the Closing Date;
(B)    the Weighted Average Spread of the Collateral Interests is not less than 2.75%;
(C)    the aggregate Principal Balance of Collateral Interests secured by Mortgaged Properties located in (1) Texas, Florida, California or New York is (in each case) no more than 40.0% of the Aggregate Outstanding Portfolio Balance and (2) any other state is (in each case) no more than 25.0% of the Aggregate Outstanding Portfolio Balance; and
(D)    the Herfindahl Score is greater than or equal to 14.0;
(xii)    the weighted average Moody’s Rating Factor (weighted by Principal Balance of the Collateral Interests) for all Collateral Interests immediately after giving effect to such acquisition is not greater than 5,000;
(xiii)    a No Downgrade Confirmation has been received from Fitch with respect to the acquisition of such Collateral Interest except that such confirmation will not be required with respect to the acquisition of a Participation if (a) the Issuer already owns a Participation in the same underlying Participated Loan, and (b) the principal balance of the Participation being acquired is $1,000,000 or less;
(xiv)    the sum of the Principal Balance of such Collateral Interest and the Principal Balance of all Collateral Interests that have the same guarantor or an affiliated guarantor does not exceed 20.0% of the Aggregate Outstanding Portfolio Balance;
(xv)    it will not require the Issuer to make any future payments after the Issuer’s purchase thereof unless the aggregate amount of such future funding obligations is deposited into a segregated account established and held by the Issuer;
(xvi)    if it is a Collateral Interest with a related Future Funding Participation:
(A)    the Future Funding Indemnitor has Segregated Liquidity (evidenced by a certification) in an amount at least equal to the greater of (i) the Largest One Quarter Future Advance Estimate and (ii) the Two Quarter Future Advance Estimate for the immediately following two calendar quarters (based on the Future Funding Amounts for all outstanding Future Funding Participations related to the Collateral Interests);

(B)    the maximum principal amount of all Future Funding Participations with respect to all Collateral Interests does not exceed 25.0% of the maximum commitment amount of all Commercial Real Estate Loans (which, with respect to each Commercial Real Estate Loan, will equal the sum of (i) the related initial Principal Balance thereof and (ii) any related initial Future Funding Amount); and
(C)    the maximum principal amount of the related Future Funding Participation does not exceed 35.0% of the maximum commitment amount (including all related funded and unfunded Senior Participations) of the related Commercial Real Estate Loan;
(xvii)    it is not prohibited under its Loan Documents from being purchased by the Issuer and pledged to the Trustee;
(xviii)    it is not currently, and has not recently been, the subject of any request by the borrower to amend, modify or waive any provision of any of the related Loan Documents that would have a material adverse effect on the performance of such Commercial Real Estate Loan;
(xix)    it is not an interest that, in the Collateral Manager’s reasonable business judgment, has a significant risk of declining in credit quality or with lapse of time or notice becoming a Defaulted Collateral Interest;
(xx)    it is not a Defaulted Collateral Interest (as determined by the Collateral Manager after reasonable inquiry);
(xxi)    it is Dollar denominated and may not be converted into an obligation payable in any other currencies;
(xxii)    if such Collateral Interest is a Senior Participation, it does not have “buy/sell” rights as a dispute resolution mechanism;
(xxiii)    it provides for the repayment of principal at not less than par no later than upon its maturity or upon redemption, acceleration or its full prepayment;
(xxiv)    it is serviced pursuant to the Servicing Agreement or it is serviced by an Accepted Loan Servicer pursuant to a commercial mortgage servicing arrangement that includes the servicing provisions substantially similar to those that are standard in commercial mortgage-backed securities (“CMBS”) transactions;
(xxv)    (a) it is purchased from the Seller, the Securitization Sponsor, or a wholly-owned subsidiary of the Securitization Sponsor, and (b) the requirements set forth in this Indenture regarding the representations and warranties with respect to such Collateral Interest and the underlying mortgaged property (as applicable) have been met (subject to such exceptions as are reasonably acceptable to the Collateral Manager);
(xxvi)    if it is a participation interest, the related Participating Institution is (and any “qualified transferee” is required to be) any of (1) the Securitization Sponsor or any of its affiliates or a “qualified institutional lender” as such terms are typically defined in the Loan Documents related to participations; (2) an entity (or a wholly-owned subsidiary of an entity) that has (y) a long-term unsecured debt rating from Moody’s of “A3” or higher, and (z) a long-term unsecured debt rating from Fitch of “A-” or higher, (3) a securitization trust, a collateralized loan obligation issuer or a similar securitization vehicle, or (4) a special purpose entity that is 100% directly or indirectly owned by the Securitization Sponsor, for so long as the separateness provisions of its organizational documents have not been amended (unless the Rating Agency Condition was satisfied in connection with such amendment), and if any Participating Institution is not the Issuer, the related Loan Documents will be held by a third party custodian;
(xxvii)    its acquisition will be in compliance with Section 206 of the Advisers Act;
(xxviii)    its acquisition, ownership, enforcement and disposition will not cause the Issuer to fail to be a Qualified REIT Subsidiary or other disregarded entity of a REIT unless a No Trade or Business Opinion has previously been received (which opinion may be conditioned on compliance with certain restrictions on the investment or other activity of the Issuer and/or the Collateral Manager on behalf of the Issuer);
(xxix)    its acquisition would not cause the Issuer, the Co-Issuer or the pool of Collateral Interests to be required to register as an investment company under the 1940 Act; and if the borrowers with respect to the Collateral Interest are excepted from the definition of an “investment company” solely by reason of Section 3(c)(1) of the 1940 Act, then either (x) such Collateral Interest does not constitute a “voting security” for purposes of the 1940 Act or (y) the aggregate amount of such Collateral Interest held by the Issuer is less than 10% of the entire issue of such Collateral Interest;
(xxx)    it does not provide for any payments which are or will be subject to deduction or withholding for or on account of any withholding or similar tax (other than withholding on amendment, modification and waiver fees, late payment fees, commitment fees, exit fees, extension fees or similar fees), unless the borrower under such Collateral Interest is required to make “gross up” payments that ensure that the net amount actually received by the Issuer (free and clear of taxes) will equal the full amount that the Issuer would have received had no such deduction or withholding been required;
(xxxi)    after giving effect to its acquisition, together with the acquisition of any other Collateral Interests to be acquired (or as to which a binding commitment to acquire was entered into) on the same date, the aggregate Principal Amount of Collateral Interests held by the Issuer that are EU/UK Retention Holder Originated Collateral Interests is in excess of 50% of the aggregate Principal Amount of Collateral Interests held by the Issuer;
(xxxii)    it is not acquired for the primary purpose of recognizing gains or decreasing losses resulting from market value changes; and
(xxxiii)if it is a Combined Loan or a Participation in a Combined Loan, (x) the related Mortgage Loan contains a requirement that any principal repayment of the Mortgage Loan must be accompanied by a pro rata principal repayment (based on Principal Balance) of the related Mezzanine Loan and (y) the related Mortgage Loan does not permit the related borrower to incur additional debt secured by the related Mortgaged Property or the equity in the related borrower unless such debt was quantified and included in the calculations of all Eligibility Criteria in relation to such acquisition and in prior acquisitions of Collateral Interests related to such Combined Loan;
provided, however, that (a) for purposes of clauses (ii), (xi), (xiv) and (xvi) above, if the acquisition of such Collateral Interest would improve compliance with the applicable concentration limits after giving effect to such acquisition, then such Eligibility Criteria will be deemed to have been satisfied, and (b) any determination of a percentage pursuant to the Eligibility Criteria (except for the Weighted Average Spread of all Collateral Interests) shall be rounded to the nearest 1/10th of one percent.
“Eligible Account”: Either (a) an account maintained with a federal or state chartered depository institution or trust company which has, or in the case of the Note Administrator, the clearing entity used by the Note Administrator has (1) long-term senior unsecured debt obligations rated at least “A2” by Moody’s and “A” by Fitch and (2) short-term debt obligations rated at least equal to “P-1” by Moody’s and “F1” by Fitch; (b) a segregated trust account maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity; provided that (i) any such institution or trust company having long-term senior unsecured debt obligations rated at least “Baa2” by Moody’s and at least “BBB” by Fitch, and a capital surplus of at least $200,000,000 and (ii) any such account is subject to fiduciary funds on deposit regulations substantially similar to 12 C.F.R. § 9.10(b); (c) an account maintained with KeyBank National Association so long as (i) KeyBank National Association’s long-term unsecured debt obligations, deposits, or commercial paper rating is at least “A2” by Moody’s and “BBB+” by Fitch in the case of accounts in which funds are held for more than thirty (30) days and (ii) KeyBank National Association’s short-term unsecured debt obligations, deposits, or commercial paper rating is at least “P-1” by Moody’s and “F2” by Fitch in the case of accounts in which funds are hold for thirty (30) days or less; or (d) any other account approved by the Rating Agencies.
“Eligible Investments”: Any Dollar-denominated investment, the maturity for which corresponds to the Issuer’s expected or potential need for funds, that, at the time it is Granted to the Trustee (directly or through a Securities Intermediary or bailee) is Registered and is one or more of the following obligations or securities:
(i)    direct obligations of, and obligations the timely payment of principal of and interest on which is fully and expressly guaranteed by, the United States, or any agency or instrumentality of the United States, the obligations of which are expressly backed by the full faith and credit of the United States;
(ii)    demand and time deposits in, certificates of deposit of, bankers’ acceptances issued by, or federal funds sold by, any depository institution or trust company incorporated under the laws of the United States or any state thereof or the District of Columbia (including the Note Administrator or the commercial department of any successor Note Administrator, as the case may be; provided that such successor otherwise meets the criteria specified herein) and subject to supervision and examination by federal and/or state banking authorities so long as the commercial paper and/or the debt obligations of such depositary institution or trust company (or, in the case of the principal depositary institution in a holding company system, the commercial paper or debt obligations of such holding company) at the time of such investment or contractual commitment providing for such investment has (1) in the case of long-term senior unsecured debt obligations, a long-term senior unsecured debt rating of not less than “A2” by Moody’s and “A” by Fitch, and (2) in the case of short-term debt obligations, a short-term debt rating of not less than “P-1” by Moody’s or not less than “F1” by Fitch for maturities less than 90 days and “F1+” for maturities greater than 90 days;
(iii)    unleveraged repurchase or forward purchase obligations with respect to (a) any security described in clause (i) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii) above (including the Note Administrator or the commercial department of any successor Note Administrator, as the case may be; provided that such Person otherwise meets the criteria specified herein) or entered into with a corporation (acting as principal) that has (1) in the case of long-term senior unsecured debt obligations, a long-term senior unsecured debt rating of not less than “A2” by Moody’s and “A” by Fitch and (2) in the case of short-term debt obligations, a short-term debt rating of not less than “P-1” by Moody’s and not less than “F1” by Fitch for maturities less than 90 days and “F1+” for maturities greater than 90 days;
(iv)    a reinvestment agreement issued by any bank (if treated as a deposit by such bank) that has a short-term credit rating of not less than “P-1” by Moody’s; provided that the issuer thereof must also have at the time of such investment (1) in the case of long-term senior unsecured debt obligations, long-term unsecured debt rating of not less than “A2” by Moody’s and “A” by Fitch and (2) in the case of short-term debt obligations, a short-term debt rating of no less than “P-1” by Moody’s and not less than “F1” by Fitch for maturities less than 90 days and “F1+” for maturities greater than 90 days;
(v)    any money market fund (including those managed or advised by the Note Administrator or its Affiliates) that maintain a constant asset value and that are rated “Aaa-mf” by Moody’s and “AAAmmf” by Fitch; and
(vi)    any other investment similar to those described in clauses (i) through (v) above that (1) Moody’s has confirmed may be included in the portfolio of Collateral as an Eligible Investment without adversely affecting its then-current ratings on the Notes and (2) has (A) in the case of long-term senior unsecured debt obligations, a long-term credit rating of not less than “A2” by Moody’s and “A” by Fitch and (2) in the case of short-term debt obligations, a short-term debt rating of “P-1” by Moody’s and not less than “F1” by Fitch for maturities less than 90 days and “F1+” for maturities greater than 90 days;
provided that mortgage-backed securities and interest only securities shall not constitute Eligible Investments; provided, further, that (a) Eligible Investments acquired with funds in the Collection Account shall include only such obligations or securities as mature no later than three Business Days prior to the next Payment Date succeeding the acquisition of such obligations or securities, (b) Eligible Investments shall not include obligations bearing interest at inverse floating rates, (c) Eligible Investments shall be treated as indebtedness for U.S. federal income tax purposes and such investment shall not cause the Issuer to fail to be treated as a Qualified REIT Subsidiary or other disregarded entity of a REIT (unless the Issuer has previously received a No Trade or Business Opinion, in which case the investment will not cause the Issuer to be treated as a foreign corporation engaged in a trade or business in the United States for U.S. federal income tax purposes or to otherwise become subject to U.S. federal income tax on a net income basis), (d) Eligible Investments shall not be subject to deduction or withholding for or on account of any withholding or similar tax (other than any taxes imposed pursuant to FATCA), unless the payor is required to make “gross up” payments that ensure that the net amount actually received by the Issuer (free and clear of taxes, whether assessed against such obligor or the Issuer) will equal the full amount that the Issuer would have received had no such deduction or withholding been required, (e) Eligible Investments shall not be purchased for a price in excess of par and (f) Eligible Investments shall not include margin stock. Eligible Investments may be purchased from the Trustee and its Affiliates so long as the Trustee has a capital and surplus of at least $200,000,000 and has a long-term unsecured credit rating of at least “Baa1” by Moody’s, and may include obligations for which the Trustee or an Affiliate thereof receives compensation for providing services.
“Entitlement Order”: The meaning specified in Section 8-102(a)(8) of the UCC.
“Equity Interest”: A security or other interest that does not entitle the holder thereof to receive periodic payments of interest and one or more installments of principal, including (a) any bond or note or similar instrument that is by its terms convertible into or exchangeable for an equity interest, (b) any bond or note or similar instrument that includes warrants or other interests that entitle its holder to acquire an equity interest or (c) any other similar instrument that would entitle its holder to receive periodic payments of interest or a return of a residual value.
“ERISA”: The United States Employee Retirement Income Security Act of 1974, as amended.
“EU/UK Retention Holder”: BrightSpire Capital Operating Company, LLC.
“EU/UK Retention Holder Originated Collateral Interest”: A Collateral Interest (i) that the EU/UK Retention Holder has purchased or will purchase for its own account prior to its sale or transfer to the Issuer or (ii) in respect of which the EU/UK Retention Holder, itself or through related entities, directly or indirectly, was involved in the original agreement which created such Collateral Interest, in each case as contemplated by Article 2(3) of each Securitization Regulation.
“EU/UK Risk Retention Letter”: That certain agreement entered into amongst the EU/UK Retention Holder, the Retention Holder, the Trustee and the Note Administrator in connection with the EU Securitization Laws and the UK Securitization Laws, dated as of the Closing Date.
“EU Securitization Laws” The EU Securitization Regulation, together with any supplementary regulatory technical standards, implementing technical standards and any official binding guidance published in relation thereto by the European Supervisory Authorities or the European Commission, and any implementing laws or regulations (all, except as otherwise stated, as amended from time to time).
“EU Securitization Regulation” Regulation (EU) 2017/2402 (as amended by Regulation (EU) 2021/557); and, except as otherwise stated, means such Regulation as further amended from time to time.

“Euroclear”: Euroclear Bank S.A./N.V., as operator of the Euroclear system.
“European Supervisory Authorities”: The European Banking Authority, the European Insurance and Occupational Pensions Authority and the European Securities and Markets Authority (including, in each case, any successor or replacement organization thereto).
“Event of Default”: The meaning specified in Section 5.1.
“Excepted Property”: (a) The $250 proceeds of share capital contributed by the Retention Holder as the holder of the ordinary shares of the Issuer, the $250 representing a profit fee to the Issuer, and, in each case, any interest earned thereon and the account in which such amounts are held and (b) the Preferred Share Distribution Account and all of the funds and other property from time to time deposited in or credited to the Preferred Share Distribution Account.
“Exchange Act”: The Securities Exchange Act of 1934, as amended.
“Exchange Collateral Interest”: The meaning specified in Section 12.1(b)(ii).
“Exchangeable Notes”: The meaning specified in Section 2.16.
“Exchanged Notes”: The meaning specified in Section 2.16.
“Expense Year”: (i) For the first year, the period commencing on the Closing Date and ending on the next January Payment Date and (ii) thereafter, each 12-month period commencing on the Business Day following a January Payment Date and ending on the following January Payment Date.
“FATCA”: Sections 1471 through 1474 of the Code, the treasury regulations promulgated thereunder, and any related provisions of law, court decisions, administrative guidance or agreements with any taxing authority (or laws thereof) in respect thereof.
“Federal Reserve Bank of New York’s Website”: The website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.
“Financial Asset”: The meaning specified in Section 8-102(a)(9) of the UCC.
“Financing Statements”: Financing statements relating to the Collateral naming the Issuer, as debtor, and the Trustee, on behalf of the Secured Parties, as secured party.
“Fitch”: Fitch Ratings, Inc., and its successors in interest.
“Funded Companion Participation”: With respect to each Collateral Interest that is a Participation, each related fully funded companion participation which is not an asset of the Issuer and is not part of the Collateral.
“Funded Participation Interest”: Any fully funded participation interest in an Underlying Commercial Real Estate Loan that is acquired by the Issuer.

“Future Funding Account Control Agreement”: Any account control agreement entered into in accordance with the terms of the Future Funding Agreement by and among the Future Funding Indemnitor, the Trustee, as secured party, the Note Administrator and an account bank, as the same may be amended, supplemented or replaced from time to time.
“Future Funding Agreement”: The meaning specified in the Servicing Agreement.
“Future Funding Amount”: With respect to any Future Funding Participation, the amount of the unfunded portion thereof.
“Future Funding Indemnitor”: BrightSpire Capital RE Holdco, LLC, and its successors in interest.
“Future Funding Participation”: With respect to each Collateral Interest that is a Funded Participation Interest, the related unfunded future funding companion participation interest, which (unless it is acquired as a Reinvestment Collateral Interest or Exchange Collateral Interest after the Closing Date in accordance with the terms of this Indenture) is not owned by the Issuer.
“Future Funding Reserve Account”: The meaning specified in the Servicing Agreement.
“GAAP”: The meaning specified in Section 6.3(k).
“General Intangible”: The meaning specified in Section 9-102(a)(42) of the UCC.
“Global Notes”: The Rule 144A Global Notes and the Regulation S Global Notes.
“Governing Documents”: With respect to (a) the Issuer, the memorandum and articles of association of the Issuer, as amended and restated and/or supplemented and in effect from time to time and (b) all other Persons, the articles of incorporation, certificate of incorporation, by-laws, certificate of limited partnership, limited partnership agreement, limited liability company agreement, certificate of formation, articles of association and similar charter documents, as applicable to any such Person.
“Government Items”: A security (other than a security issued by the Government National Mortgage Association) issued or guaranteed by the United States of America or an agency or instrumentality thereof representing a full faith and credit obligation of the United States of America and, with respect to each of the foregoing, that is maintained in book-entry form on the records of a Federal Reserve Bank.
“Grant”: To grant, bargain, sell, warrant, alienate, remise, demise, release, convey, assign, transfer, mortgage, charge, pledge, create and grant a security interest in and right of setoff against, deposit, set over and confirm. A Grant of the Collateral or of any other security or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including without limitation the immediate continuing right to claim, collect, receive and take receipt for principal and interest payments in respect of the Collateral (or any other security or instrument), and all other amounts payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.
“Herfindahl Score”: On any date of determination, the quotient of (a) one divided by (b) the sum of the series of products obtained for each Collateral Interest and Principal Proceeds (whether held as cash or Eligible Investments), determined by squaring the quotient of (i) the Principal Balance of each such Collateral Interest (or in the case of Principal Proceeds in increments of $10,000,000) divided by (ii) the Aggregate Outstanding Portfolio Balance.
“Holder” or “Securityholder”: With respect to any Note, the Person in whose name such Note is registered in the Notes Register. With respect to any Preferred Share, the Person in whose name such Preferred Share is registered in the register maintained by the Share Registrar.
“Holder AML Obligations”: The meaning set forth in Section 2.11(d).
“Hospitality Property”: A real property comprised (wholly or partially) of hospitality space (including mixed use property) as to which the majority of the underwritten revenue is from hospitality space.
“IAI”: An institution that is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under Regulation D under the Securities Act or an entity in which all of the equity owners are such “accredited investors.”
“Indenture”: This instrument as originally executed and, if from time to time supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, as so supplemented or amended.
“Indenture Accounts”: The Payment Account, the Reinvestment Account, the Custodial Account and the Unused Proceeds Account.
“Independent”: As to any Person, any other Person (including, in the case of an accountant, or lawyer, a firm of accountants or lawyers and any member thereof or an investment bank and any member thereof) who (a) does not have and is not committed to acquire any material direct or any material indirect financial interest in such Person or in any Affiliate of such Person, and (b) is not connected with such Person as an Officer, employee, promoter, underwriter, voting trustee, partner, director or Person performing similar functions. “Independent” when used with respect to any accountant may include an accountant who audits the books of such Person if in addition to satisfying the criteria set forth above the accountant is independent with respect to such Person within the meaning of Rule 101 of the Code of Ethics of the American Institute of Certified Public Accountants.
Whenever any Independent Person’s opinion or certificate is to be furnished to the Trustee or Note Administrator such opinion or certificate shall state, or shall be deemed to state, that the signer has read this definition and that the signer is Independent within the meaning hereof.
“Industrial Property”: A real property comprised (wholly or partially) of industrial space (including mixed use property) as to which the majority of the underwritten revenue is from industrial space.

“Initial MASCOT Note Issuance Date”: The 27th day following the Closing Date (or if such 27th day is not a Business Day, the next Business Day).
“Inquiry”: The meaning specified in Section 10.13(a).
“Instrument”: The meaning specified in Section 9-102(a)(47) of the UCC.
“Interest Accrual Period”: With respect to the Notes and (a) the first Payment Date, the period from and including the Closing Date to and including the 18th day of the month in which such first Payment Date occurs and (b) with respect to each successive Payment Date, the period from and including the 19th day of the month immediately preceding the month in which such Payment Date occurs to and including the 18th day of the month in which such Payment Date occurs.
“Interest Advance”: The meaning specified in Section 10.7(a).
“Interest Coverage Ratio”: As of any Measurement Date, the number (expressed as a percentage) calculated by dividing:
(a)    (i) the sum of (A) the expected scheduled interest payments due (in each case regardless of whether the due date for any such interest payment has yet occurred) in the Due Period in which such Measurement Date occurs on (x) the Collateral Interests (excluding, subject to clause (3) of the last paragraph of this definition, accrued and unpaid interest on Defaulted Collateral Interests and any REO Property proceeds allocated to interest); provided that no interest (or dividends or other distributions) will be included with respect to any Collateral Interest to the extent that such Collateral Interest does not provide for the scheduled payment of interest (or dividends or other distributions) in Cash and (y) the Eligible Investments held in the Accounts (whether purchased with Interest Proceeds or Principal Proceeds), plus (B) Interest Advances, if any, advanced by the Advancing Agent, the Backup Advancing Agent or the Trustee, with respect to the related Payment Date, minus (ii) any amounts scheduled to be paid pursuant to Section 11.1(a)(i)(1) through (4) (other than any Collateral Manager Fees that the Collateral Manager has agreed to waive in accordance with this Indenture and the Collateral Management Agreement), plus (C) Cash and Eligible Investments contributed by the Retention Holder or an affiliate thereof pursuant to Section 12.2(c) and designated as “Interest Proceeds” by the Collateral Manager; by
(b)    the sum of (i) the scheduled interest on the Class A Notes payable on the Payment Date immediately following such Measurement Date, plus (ii) any Class A Defaulted Interest Amount payable on the Payment Date immediately following such Measurement Date, plus (iii) the scheduled interest on the Class A-S Notes payable on the Payment Date immediately following such Measurement Date, plus (iv) any Class A-S Defaulted Interest Amount payable on the Payment Date immediately following such Measurement Date, plus (v) the scheduled interest on the Class B Notes payable on the Payment Date immediately following such Measurement Date, plus (vi) any Class B Defaulted Interest Amount payable on the Payment Date immediately following such Measurement Date, plus (vii) the scheduled interest on the Class C Notes payable on the Payment Date immediately following such Measurement Date, plus (viii) any Class C Defaulted Interest Amount payable on the Payment Date immediately following such Measurement Date plus

(ix) the scheduled interest on the Class D Notes payable on the Payment Date immediately following such Measurement Date, plus (x) any Class D Defaulted Interest Amount payable on the Payment Date immediately following such Measurement Date, plus (xi) the scheduled interest on the Class E Notes payable on the Payment Date immediately following such Measurement Date, plus (xii) any Class E Defaulted Interest Amount payable on the Payment Date immediately following such Measurement Date.
For purposes of calculating any Interest Coverage Ratio, (1) the expected interest income on the Collateral Interests and Eligible Investments and the expected interest payable on the Offered Notes shall be calculated using the interest rates applicable thereto on the applicable Measurement Date, (2) accrued original issue discount on Eligible Investments shall be deemed to be a scheduled interest payment thereon due on the date such original issue discount is scheduled to be paid, (3) there will be excluded all scheduled or deferred payments of interest on or principal of Collateral Interests and any payment that the Collateral Manager has determined in its reasonable judgment will not be made in Cash or received when due and (4) with respect to any Collateral Interest as to which any interest or other payment thereon is subject to withholding tax of any relevant jurisdiction, each payment thereon shall be deemed to be payable net of such withholding tax unless the related borrower is required to make additional payments to fully compensate the Issuer for such withholding taxes (including in respect of any such additional payments).
“Interest Coverage Test”: The test that will be met as of any Measurement Date during the Ramp-Up Acquisition Period and any Measurement Date on which any Offered Notes remain Outstanding if the Interest Coverage Ratio as of such Measurement Date is equal to or greater than 120.00%.
“Interest Distribution Amount”: Each of the Class A Interest Distribution Amount, the Class A-S Interest Distribution Amount, the Class B Interest Distribution Amount, the Class C Interest Distribution Amount, the Class D Interest Distribution Amount, the Class E Interest Distribution Amount, the Class F Interest Distribution Amount, the Class F-E Interest Distribution Amount, the Class F-X Interest Distribution Amount, the Class G Interest Distribution Amount, the Class G-E Interest Distribution Amount and the Class G-X Interest Distribution Amount.
“Interest Proceeds”:
(a)    all Cash payments of interest (including any deferred interest and any amount representing the accreted portion of a discount from the face amount of a Collateral Interest or an Eligible Investment) or other distributions (excluding Principal Proceeds) received on all Collateral Interests other than Defaulted Collateral Interests (net of any fees and other compensation and reimbursement of expenses and Servicing Advances and interest thereon (but not net of amounts payable pursuant to any indemnification provisions) to which the Servicer or the Special Servicer are entitled pursuant to the terms of the Servicing Agreement (and, with respect to each Non-Serviced Commercial Real Estate Loan, net of amounts payable to the servicer and special servicer under the applicable servicing agreement)) and Eligible Investments, including, in the Collateral Manager’s commercially reasonable discretion (exercised as of the trade date), the accrued interest received in connection with a sale of such Collateral Interests or Eligible Investments (to the extent such accrued interest was not applied to the purchase of Reinvestment Collateral Interests), in each case, excluding any accrued interest included in Principal Proceeds pursuant to clause (c) or (d) of the definition of Principal Proceeds and excluding any origination fees, which will be retained by the Seller and will not be assigned to the Issuer;
(b)    all make whole premiums, spread maintenance, yield maintenance or prepayment premiums, or any interest amount paid in excess of the stated interest amount of a Collateral Interest;
(c)    all amendment, modification and waiver fees, late payment fees (to the extent not paid to the Servicer or the Special Servicer as additional servicing compensation), extension fees and other fees and commissions received by the Issuer in connection with such Collateral Interests and Eligible Investments;
(d)    Interest Advances, if any, advanced by the Advancing Agent, the Backup Advancing Agent, or the Trustee;
(e)    all Cash payments corresponding to accrued original issue discount on Eligible Investments;
(f)    any interest payments received in Cash by the Issuer on any asset held by a Permitted Subsidiary that is not a Defaulted Collateral Interest;
(g)    all payments of principal on Eligible Investments purchased with any other Interest Proceeds;
(h)    Cash and Eligible Investments contributed by the Retention Holder or an affiliate thereof, so long as the Retention Holder or an affiliate that is 100% owned by BRSP Sub-REIT and a “disregarded entity” for U.S. federal income tax purposes continues to hold 100% of the Preferred Shares, pursuant to the terms of this Indenture and designated as “Interest Proceeds” by the Collateral Manager; and
(i)    all other Cash payments received with respect to the Collateral Interests to the extent such proceeds are designated “Interest Proceeds” by the Collateral Manager in its sole discretion with notice evidenced by an Officer’s Certificate to the Trustee and Note Administrator, provided that Interest Proceeds will not include (i) any payment or proceeds specifically defined as “Principal Proceeds” in the definition thereof or (ii) any Nonrecoverable Interest Advances that were previously reimbursed to the Advancing Agent, the Backup Advancing Agent or the Trustee.
“Interest Shortfall”: The meaning set forth in Section 10.7(a).
“Interested Person”: The Servicer, the Special Servicer, any independent contractor engaged by the Special Servicer, the Collateral Manager, or, in connection with any individual Commercial Real Estate Loan, the borrower, the manager of the related Mortgaged Property, the holder of a related mezzanine loan or companion participation, or any affiliate of any of the preceding entities.

“Investor Certification”: A certificate, in substantially the form set forth in Exhibit Q-1 or Exhibit Q-2, representing that such Person executing the certificate is a Noteholder, a beneficial owner of a Note, a holder of a Preferred Share or a prospective investor in a Note or a Preferred Share and that either (a) such Person is not an agent of, or an investment advisor to, any borrower or affiliate of any borrower under a Commercial Real Estate Loan, in which case such person will have access to all the reports and information made available to Noteholders or Preferred Shareholders under this Indenture or (b) such Person is an agent or Affiliate of, or an investment advisor to, any borrower under a Commercial Real Estate Loan, in which case such person will only receive access to the Monthly Report. The Investor Certification may be submitted electronically by means of the Note Administrator’s Website.
“Investor Q&A Forum”: The meaning specified in Section 10.13(a).
“ISDA Definitions”: The 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.
“ISDA Fallback Adjustment”: The spread adjustment, (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.
“ISDA Fallback Rate”: The rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.
“Issuer”: BRSP 2024-FL2, Ltd., an exempted company incorporated under the laws of the Cayman Islands with limited liability, until a successor Person shall have become the Issuer pursuant to the applicable provisions of this Indenture, and thereafter “Issuer” shall mean such successor Person.
“Issuer Order” and “Issuer Request”: A written order or request (which may be in the form of a standing order or request) dated and signed in the name of the Issuer (and the Co-Issuer, if applicable) by an Authorized Officer of the Issuer (and by an Authorized Officer of the Co-Issuer, if applicable), or by an Authorized Officer of the Collateral Manager on behalf of the Issuer. For the avoidance of doubt, an order or request provided in an email (or other electronic communication acceptable to the Trustee or the Note Administrator) sent by an Authorized Officer of the Issuer, Co-Issuer or Collateral Manager, as applicable, shall constitute an Issuer Order, in each case except to the extent that the Trustee or Note Administrator reasonably requests otherwise.
“Junior Participation”: Any junior participation interests (or B Notes) in an Underlying Commercial Real Estate Loan pursuant to a Senior AB Participation, in which the related Senior Participation is a Collateral Interest that has been acquired by the Issuer.
“Largest One Quarter Future Advance Estimate”: The meaning specified in the Servicing Agreement.

“Liquidation Fee”: The meaning specified in the Servicing Agreement.
“LLC Managers”: The managers of the Co-Issuer duly appointed by the sole member of the Co-Issuer (or, if there is only one manager of the Co-Issuer so duly appointed, such sole manager).
“Loan Documents”: The indenture, loan agreement, note, mortgage, intercreditor agreement, participation agreement, co-lender agreement or other agreement pursuant to which a Collateral Interest or an Eligible Investment has been issued or created and each other agreement that governs the terms of or secures the obligations represented by such Collateral Interest or an Eligible Investment or of which holders of such Collateral Interest or an Eligible Investment are the beneficiaries.
“Loss Value Payment”: A Cash payment made to the Issuer by the Seller in connection with a Material Breach of a representation or warranty or a Material Document Defect with respect to any Collateral Interest pursuant to the Collateral Interest Purchase Agreement in an amount that the Collateral Manager on behalf of the Issuer, subject to the consent of a majority of the holders of each Class of Notes (excluding any Note held by the Seller or any of its Affiliates), determines is sufficient to compensate the Issuer for such Material Breach of a representation or warranty or Material Document Defect, which Loss Value Payment will be deemed to cure such Material Breach or Material Document Defect.
“Manufactured Housing Community Property”: means a real property comprised (wholly or partially) of pad sites for manufactured homes (including mixed use property) as to which the majority of the underwritten revenue is from manufactured housing pad site units and for which a majority of the pad sites have certain infrastructure improvements (such as water and electrical connections) that enable the sites to be occupied by manufactured home.
“Majority”: With respect to (a) any Class of Notes, the Holders of more than 50% of the Aggregate Outstanding Amount of the Notes of such Class; and (b) the Preferred Shares, the Preferred Shareholders representing more than 50% of the aggregate Notional Amount of the Preferred Shares.
“MASCOT Interest Only Notes”: The meaning specified in Section 2.3.
“MASCOT Notes”: The meaning specified in Section 2.3.
“MASCOT P&I Notes”: The meaning specified in Section 2.3.
“Material Breach”: With respect to each Collateral Interest, the meaning specified in the Collateral Interest Purchase Agreement.
“Material Document Defect”: With respect to each Collateral Interest, the meaning specified in the Collateral Interest Purchase Agreement.
“Maturity”: With respect to any Note, the date on which the unpaid principal of such Note becomes due and payable as therein or herein provided, whether at the Stated Maturity Date or by declaration of acceleration or otherwise.

“MCSL”: Maples Compliance Services (Cayman) Limited, a company incorporated in the Cayman Islands with its principal office at PO Box 1093, Queensgate House, Grand Cayman, KY1-1102, Cayman Islands.
“Measurement Date”: Any of the following: (a) the Closing Date, (b) the date of acquisition or disposition of any Collateral Interest, (c) any date on which any Collateral Interest becomes a Defaulted Collateral Interest, (d) each Determination Date and (e) with reasonable notice to the Issuer, the Collateral Manager and the Note Administrator, any other Business Day that any Rating Agency or the Holders of at least 66-⅔% of the Aggregate Outstanding Amount of any Class of Notes requests be a “Measurement Date”; provided that if any such date would otherwise fall on a day that is not a Business Day, the relevant Measurement Date will be the immediately preceding Business Day.
“Mezzanine Loan”: A mezzanine loan secured by a pledge of all of the equity interest in an obligor under a Mortgage Loan that is either acquired by the Issuer or in which a Participation represents an interest.
“Minnesota Collateral”: The meaning specified in Section 3.3(b)(ii).
“Mixed Use Property” A real property comprised of five or more residential units (including mixed use, multi-family/office, multi-family/retail and student housing properties), medical office space, office space, industrial space, retail space, hospitality space and/or self-storage space as to which no such property type represents a majority of the underwritten revenue.
“Modified Collateral Interest”: Any Collateral Interest that is a Modified Commercial Real Estate Loan or a participation interest in a Modified Commercial Real Estate Loan.
“Modified Commercial Real Estate Loan”: A Commercial Real Estate Loan that has been modified (other than pursuant to an Administrative Modification or Criteria-Based Modification) by the Special Servicer pursuant to the Servicing Agreement in a manner that:
(a)    except as expressly contemplated by the related Loan Documents, reduces or delays in a material and adverse manner the amount or timing of any payment of principal or interest due thereon (other than, or in addition to, bringing current monthly payments with respect to such Commercial Real Estate Loan);
(b)    except as expressly contemplated by the related Loan Documents, results in a release of the lien of the mortgage on any material portion of the related Mortgaged Property without a corresponding principal prepayment in an amount not less than the fair market value (as is), as determined by an appraisal delivered to the Special Servicer (at the expense of the related borrower and upon which the Special Servicer may conclusively rely), of the property to be released; or
(c)    in the reasonable good faith judgment of the Special Servicer, otherwise materially impairs the value of the security for such Commercial Real Estate Loan or reduces the likelihood of timely payment of amounts due thereon.
“Monthly Report”: The meaning specified in Section 10.9(a).

“Moody’s”: Moody’s Investors Service, Inc., and its successor in interest.
“Moody’s Rating Factor”: With respect to any Collateral Interest, the number set forth in the table below opposite the Moody’s Rating of such Collateral Interest:

Moody’s Rating	Moody’s Rating Factor	Moody’s Rating	Moody’s Rating Factor
Aaa	1	Ba1	940
Aa1	10	Ba2	1,350
Aa2	20	Ba3	1,766
Aa3	40	B1	2,220
A1	70	B2	2,720
A2	120	B3	3,490
A3	180	Caa1	4,770
Baa1	260	Caa2	6,500
Baa2	360	Caa3	8,070
Baa3	610	Ca or lower	10,000
“Moody’s Recovery Rate”: With respect to each Collateral Interest, the rate specified in the table set forth below with respect to the property type of the related Mortgaged Property or Mortgaged Properties:

Property Type	Moody’s Recovery Rate
Industrial and Multi-Family (including Student Housing)	60%
Office, Self-Storage and Mixed Use	55%
Hospitality Properties	45%
All other property types	40%
“Mortgage Loan”: A commercial or multifamily real estate mortgage loan that is either acquired by the Issuer or in which a Participation represents an interest, which mortgage loan is secured by a first-lien mortgage or deed-of-trust on commercial, multifamily and/or manufactured-housing community properties or ground lease interests therein.
“Mortgaged Property”: With respect to any Mortgage Loan, the commercial and/or multi-family mortgaged property or properties securing such Mortgage Loan.
“MS”: Morgan Stanley & Co. LLC.
“Multi-Family Property”: A real property comprised of five or more residential rental units (including mixed use multi-family/office, multi-family/retail and student housing properties) as to which the majority of the underwritten revenue is from residential rental units.
“Net Outstanding Portfolio Balance”: On any Measurement Date, the sum (without duplication) of:
(a)    the Aggregate Principal Balance of the Collateral Interests (other than Modified Collateral Interests and Defaulted Collateral Interests);

(b)    the Aggregate Principal Balance of all Principal Proceeds held as Cash or Eligible Investments and all Cash and Eligible Investments held in the Reinvestment Account and the Unused Proceeds Account; and
(c)    with respect to each Modified Collateral Interest or Defaulted Collateral Interest, the Calculation Amount of such Collateral Interest;
provided, however, that (i) with respect to each Collateral Interest acquired at a purchase price that is less than 95% of the outstanding Principal Balance of such Collateral Interest, the “Principal Balance” of such Collateral Interest will be the lesser of the purchase price and the amount determined pursuant to clause (c) above, if applicable, for purposes of computing the Net Outstanding Portfolio Balance, (ii) with respect to each Defaulted Collateral Interest that has been owned by the Issuer for more than three years after becoming a Defaulted Collateral Interest, the Principal Balance of such Defaulted Collateral Interest will be zero for purposes of computing the Net Outstanding Portfolio Balance, (iii) in the case of a Collateral Interest subject to a Credit Risk/Defaulted Collateral Interest Cash Purchase or an exchange for an Exchange Collateral Interest, the Collateral Manager will have 45 days to exercise such purchase or exchange and during such period such Collateral Interest will not be treated as a Defaulted Collateral Interest for purposes of computing the Net Outstanding Portfolio Balance and (iv) any Collateral Interest with respect to which the related Mortgaged Property has become an REO Property shall be treated as a Defaulted Collateral Interest for purposes of computing the Net Outstanding Portfolio Balance.
“No Downgrade Confirmation”: A confirmation from a Rating Agency that any proposed action, or failure to act or other specified event will not, in and of itself, result in the downgrade or withdrawal of the then-current rating assigned to any Class of Notes then rated by such Rating Agency; provided that if the Requesting Party receives a written waiver or acknowledgment indicating its decision not to review the matter for which the No Downgrade Confirmation is sought, then the requirement to receive a No Downgrade Confirmation from the Rating Agency with respect to such matter shall not apply. For the purposes of this definition, any confirmation, waiver, request, acknowledgment or approval which is required to be in writing may be in the form of electronic mail. Notwithstanding anything to the contrary set forth in this Indenture, at any time during which the Notes are no longer rated by a Rating Agency, a No Downgrade Confirmation shall not be required from such Rating Agency under this Indenture.
“No Entity-Level Tax Opinion”: An opinion of Sidley Austin LLP or another nationally recognized tax counsel experienced in such matters that the Issuer will not be treated as a foreign corporation engaged in a trade or business in the United States for U.S. federal income tax purposes or otherwise become subject to U.S. federal income tax on a net income basis, which opinion may be conditioned on compliance with certain restrictions on the investment or other activities of the Issuer and the Collateral Manager on behalf of the Issuer.
“No Trade or Business Opinion”: An opinion of Sidley Austin LLP or another nationally recognized tax counsel experienced in such matters that the Issuer will be treated as a foreign corporation that is not engaged in a trade or business in the United States for U.S. federal income tax purposes, which opinion may be conditioned on compliance with certain restrictions on the investment or other activities of the Issuer and the Collateral Manager on behalf of the Issuer.

“Non-Acquired Participation”: Any Companion Participation that is not acquired by the Issuer.
“Non-Call Period”: The period from the Closing Date to and including the Business Day immediately preceding the Payment Date in August 2026 during which no Optional Redemption is permitted to occur.
“Non-Controlled Collateral Interest”: Each Collateral Interest that is a Participation that is owned by the Issuer, but is controlled by the holder of a related controlling Companion Participation. If a related controlling Companion Participation is acquired in its entirety by the Issuer, the Collateral Interest (together with a related controlling Companion Participation) will become a Controlled Collateral Interest. As of the Closing Date, the Closing Date Collateral Interest identified on Schedule A as “Fountain View” is a Non-Controlled Collateral Interest.
“Non-Custody Collateral Interest”: Each Collateral Interest that is related to a Non-Serviced Commercial Real Estate Loan and is owned by the Issuer, but with respect to which the Note Administrator is not appointed as Custodian of such Collateral Interest under this Indenture. If the related Commercial Real Estate Loan is acquired in its entirety by the Issuer, the Collateral Interest (together with the related Companion Participation) shall become a Custody Collateral Interest. As of the Closing Date, (a) each of the Closing Date Collateral Interests that represent an interest in a Non-Serviced Commercial Real Estate Loan is a Non-Custody Collateral Interest and (b) each of the Closing Date Collateral Interests other than the Closing Date Collateral Interests specified in clause (a) above shall be Custody Collateral Interests.
“Non-Permitted AML Holder”: Any Holder that fails to comply with the Holder AML Obligations.
“Non-Permitted Holder”: The meaning specified in Section 2.13(b) and any Non-Permitted AML Holder.
“Non-Serviced Commercial Real Estate Loan”: Any Commercial Real Estate Loan for so long as such Commercial Real Estate Loan is subject to a servicing agreement other than the Servicing Agreement. As of the Closing Date, the related Commercial Real Estate Loan to the Collateral Interest identified on Schedule A as “Fountain View” is a Non-Serviced Commercial Real Estate Loan.
“Nonrecoverable Interest Advance”: Any Interest Advance previously made or proposed to be made pursuant to Section 10.7 that the Advancing Agent, the Backup Advancing Agent or the Trustee, as applicable, has determined in its sole discretion, exercised in good faith, that the amount so advanced or proposed to be advanced plus interest expected to accrue thereon, will not be ultimately recoverable from subsequent payments or collections with respect to the Collateral Interests.
“Note Administrator”: Computershare Trust Company, National Association, solely in its capacity as note administrator hereunder, unless a successor Person shall have become the Note Administrator pursuant to the applicable provisions of this Indenture, and thereafter “Note Administrator” shall mean such successor Person. Computershare Trust Company, National

Association, will perform its duties as Note Administrator through its Computershare Corporate Trust division (including, as applicable, any agents or affiliates utilized thereby).
“Note Administrator’s Website”: Initially, www.ctslink.com; provided that such address may change upon notice by the Note Administrator to the parties hereto, the 17g-5 Information Provider and Noteholders.
“Note Interest Rate”: With respect to the Class A Notes, the Class A Rate, with respect to the Class A-S Notes, the Class A-S Rate, with respect to the Class B Notes, the Class B Rate, with respect to the Class C Notes, the Class C Rate, with respect to the Class D Notes, the Class D Rate, with respect to the Class E Notes, the Class E Rate, with respect to the Class F Notes, the Class F Rate, with respect to the Class F-E Notes, the interest rate on the Class F-E Notes described in Section 2.16, with respect to the Class F-X Notes, the interest rate on the Class F-X Notes described in Section 2.16, with respect to the Class G Notes, the Class G Rate, with respect to the Class G-E Notes, the interest rate on the Class G-E Notes described in Section 2.16 and with respect to the Class G-X Notes, the interest rate on the Class G-X Notes described in Section 2.16.
“Note Protection Tests”: The Par Value Test and the Interest Coverage Test.
“Noteholder”: The Person in whose name such Note is registered in the Notes Register.
“Notes”: The Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G Notes, the Class G-E Notes and the Class F-X Notes, collectively, authorized by, and authenticated and delivered under, this Indenture.
“Notes Register” and “Notes Registrar”: The respective meanings specified in Section 2.5(a).
“Notional Amount”: In respect of the Preferred Shares, the per share notional amount as provided in the Preferred Share Paying Agency Agreement. The aggregate Notional Amount of the Preferred Shares on the Closing Date will be $42,188,000.
“NRSRO”: Any nationally recognized statistical rating organization, including the Rating Agencies.
“NRSRO Certification”: A certification (a) executed by a NRSRO in favor of the 17g-5 Information Provider in substantially the form set forth in Exhibit N or (b) provided electronically and executed by an NRSRO by means of a click-through confirmation on the 17g-5 Website.
“Offered Notes”: The Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes, collectively, authorized by, and authenticated and delivered under, this Indenture.
“Offering Memorandum”: The Offering Memorandum, dated August 2, 2024, relating to the offering of the Offered Notes.

“Office Property”: A real property comprised (wholly or partially) of office space (including mixed use property) as to which the majority of the underwritten revenue is from office space.
“Officer”: With respect to any company, corporation or limited liability company, including the Issuer, the Co-Issuer and the Collateral Manager, any Director, Manager, the Chairman of the Board of Directors, the President, any Executive Vice President, any Senior Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, General Partner of such entity or any authorized person designated by such company, corporation or limited liability company as an “Officer”; and with respect to the Trustee or Note Administrator, any Trust Officer; and with respect to the Servicer or the Special Servicer, a “Responsible Officer” (as defined in the Servicing Agreement).
“Officer’s Certificate”: With respect to the Issuer, the Co-Issuer, the Collateral Manager, Servicer and the Special Servicer, any certificate executed by an Authorized Officer thereof.
“Opinion of Counsel”: A written opinion addressed to the Trustee and the Note Administrator and, if required by the terms hereof, the Rating Agencies (each, a “Recipient”) in form and substance reasonably satisfactory to each Recipient, of an outside third party counsel of national recognition (or the Cayman Islands, in the case of an opinion relating to the laws of the Cayman Islands), which attorney may, except as otherwise expressly provided in this Indenture, be counsel for the Issuer, and which attorney shall be reasonably satisfactory to the Trustee and the Note Administrator. Whenever an Opinion of Counsel is required hereunder, such Opinion of Counsel may rely on opinions of other counsel who are so admitted and so satisfactory which opinions of other counsel shall accompany such Opinion of Counsel and shall either be addressed to each Recipient or shall state that each Recipient shall each be entitled to rely thereon.
“Optional Redemption”: The meaning specified in Section 9.1(c).
“Other Tranche”: The meaning specified in Section 16.5.
“Outstanding”: With respect to the Notes, as of any date of determination, all of the Notes or any Class of Notes, as the case may be, theretofore authenticated and delivered under this Indenture except:
(a)    Notes theretofore canceled by the Notes Registrar or delivered to the Notes Registrar for cancellation;
(b)    Notes or portions thereof for whose payment or redemption funds in the necessary amount have been theretofore irrevocably deposited with the Note Administrator or the Paying Agent in trust for the Holders of such Notes pursuant to Section 4.1(a)(ii); provided that, if such Notes or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture;
(c)    Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, unless proof satisfactory to the Note Administrator is presented that any such Notes are held by a Holder in due course; and

(d)    Notes alleged to have been mutilated, destroyed, lost or stolen for which replacement Notes have been issued as provided in Section 2.6;
provided that in determining whether the Noteholders of the requisite Aggregate Outstanding Amount have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) Notes owned by the Issuer, the Co-Issuer or any Affiliate thereof shall be disregarded and deemed not to be Outstanding, (ii) Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Notes and that the pledgee is not the Issuer, the Co-Issuer or any other obligor upon the Notes or any Affiliate of the Issuer, the Co-Issuer, the Collateral Manager or such other obligor and (iii) in relation to (A) the exercise by the Noteholders of their right, in connection with certain Events of Default, to accelerate amounts due under the Notes and (B) any amendment or other modification of, or assignment or termination of, any of the express rights or obligations of the Collateral Manager under the Collateral Management Agreement or the Indenture, Notes owned by the Collateral Manager or any of its Affiliates, or by any accounts managed by them, will be disregarded and deemed not to be Outstanding. The Note Administrator and the Trustee will be entitled to rely on certificates from Noteholders to determine any such affiliations and shall be protected in so relying, except to the extent that a Trust Officer of the Trustee or Note Administrator, as applicable, has actual knowledge of any such affiliation.
“Owned Participation”: Each of the Participations included among the Closing Date Collateral Interests and, upon any acquisition thereof after the Closing Date, any Funded Companion Participation or other Participation acquired by the Issuer.
“Par Purchase Price”: With respect to a Collateral Interest, the sum of (a) the Principal Balance of such Collateral Interest as of the date of purchase; plus (b) all accrued and unpaid interest on such Collateral Interest at the related interest rate to but not including the date of purchase; plus (c) all related unreimbursed Servicing Advances and accrued and unpaid interest on such Servicing Advances at the Advance Rate, plus (d) all Special Servicing Fees and either workout fees or liquidation fees (but not both) allocable to such Collateral Interest; plus (e) all unreimbursed expenses incurred by the Issuer (and if applicable, the Seller), the Servicer and the Special Servicer in connection with such Collateral Interest.
“Par Value Ratio”: As of any Measurement Date, the number (expressed as a percentage) calculated by dividing (a) the Net Outstanding Portfolio Balance on such Measurement Date by (b) the sum of the Aggregate Outstanding Amount of the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes and the amount of any unreimbursed Interest Advances.
“Par Value Test”: A test that will be satisfied as of any Measurement Date on which any Offered Notes remain outstanding if the Par Value Ratio on such Measurement Date is equal to or greater than 113.29%.
“Participated Loan”: Any participation interest in a commercial real estate loan and/or a mezzanine loan.

“Participated Loan Collection Account”: The meaning specified in the Servicing Agreement.
“Participating Institution”: With respect to any Participation, the entity that holds legal title to the participated asset.
“Participation”: Any Senior Participation or Junior Participation.
“Participation Agreement”: With respect to each Participated Loan, the participation agreement (and not an amended and restated participation agreement), if applicable, that governs the rights and obligations of the holders of the related Owned Participation, each related Future Funding Participation and/or each related Funded Companion Participation.
“Participation Custodial Agreement”: With respect to any Non-Custody Collateral Interest, either that certain Custodial Agreement entered into in accordance with the related Amended Participation Agreement and pursuant to which the Participation Custodian holds the loan file, or the related indenture pursuant to which such Participation Custodian holds the loan file, with respect to a Participated Loan related to such Non-Custody Collateral Interest.
“Participation Custodian”: With respect to any Non-Custody Collateral Interest, the document custodian or similar party under the related Participation Custodial Agreement.
“Paying Agent”: The Note Administrator, in its capacity as Paying Agent hereunder, authorized by the Issuer and, with respect to the Offered Notes, the Co-Issuer to pay the principal of or interest on any Notes on behalf of the Issuer and the Co-Issuer as specified in Section 7.1.
“Payment Account”: The payment account established by the Note Administrator pursuant to Section 10.3.
“Payment Date”: The 19th day of each month (or if such day is not a Business Day, the immediately preceding Business Day) commencing in September 2024 and ending on the Stated Maturity Date unless the Notes are redeemed or repaid prior thereto.
“PE Purchase Rights”: The meaning specified in Section 12.1(c).
“Permitted Subsidiary”: Any one or more single purpose entities that are wholly-owned by the Issuer and are established exclusively for the purpose of taking title to mortgage, real estate or any Sensitive Asset in connection, in each case, with the exercise of remedies or otherwise.
“Person”: An individual, corporation (including a business trust), partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated association or government or any agency or political subdivision thereof.
“Placement Agreement”: The placement agreement relating to the Notes dated as of the Closing Date by and among the Issuer, the Co-Issuer and the Placement Agents.
“Placement Agents”: MS, WF, Barclays and Citi.

“Pledged Collateral Interest”: On any date of determination, any Collateral Interest that has been Granted to the Trustee and not been released from the lien of this Indenture pursuant to Section 10.10.
“Preferred Share Distribution Account”: A segregated account established and designated as such by the Preferred Share Paying Agent pursuant to the Preferred Share Paying Agency Agreement.
“Preferred Share Paying Agency Agreement”: The Preferred Share Paying Agency Agreement, dated as of the Closing Date, among the Issuer, the Preferred Share Paying Agent and the Share Registrar relating to the Preferred Shares, as amended from time to time in accordance with the terms thereof.
“Preferred Share Paying Agent”: The Note Administrator, solely in its capacity as Preferred Share Paying Agent under the Preferred Share Paying Agency Agreement and not individually, unless a successor Person shall have become the Preferred Share Paying Agent pursuant to the applicable provisions of the Preferred Share Paying Agency Agreement, and thereafter Preferred Share Paying Agent shall mean such successor Person.
“Preferred Shareholder”: A registered owner of Preferred Shares as set forth in the register of members maintained by the Share Registrar.
“Preferred Shares”: The preferred shares issued by the Issuer concurrently with the issuance of the Notes.
“Principal Balance” or “par”: With respect to any Commercial Real Estate Loan, Companion Participation, Collateral Interest or Eligible Investment, as of any date of determination, the outstanding principal amount of such Commercial Real Estate Loan, Companion Participation, Collateral Interest (as reduced by all payments or other collections of principal received or deemed received, and any principal forgiven by the Special Servicer and other principal losses realized, on such Collateral Interest during the related collection period) or Eligible Investment; provided that the Principal Balance of any Eligible Investment that does not pay Cash interest on a current basis will be the accreted value thereof.
“Principal Proceeds”:
(a)    all principal payments (including Unscheduled Principal Payments and any casualty or condemnation proceeds and any proceeds from the exercise of remedies (including liquidation proceeds)) received in respect of (i) Eligible Investments (other than Eligible Investments purchased with Interest Proceeds and any amount representing the accreted portion of a discount from the face amount of a Collateral Interest or an Eligible Investment) and (ii) Collateral Interests as a result of (1) a maturity, scheduled amortization or mandatory prepayment on a Collateral Interest, (2) optional prepayments made at the option of the related borrower, (3) recoveries on Defaulted Collateral Interests or (4) any other principal payments received with respect to Collateral Interests;
(b)    Sale Proceeds received in respect of sales in accordance with the Transaction Documents and excluding (i) accrued interest included in Sale Proceeds, (ii) any reimbursement of expenses included in such Sale Proceeds and (iii) any portion of such Sale Proceeds that are in excess of the outstanding principal balance of the related Collateral Interest or Eligible Investment;
(c)    any interest received on such Collateral Interests or Eligible Investments to the extent such interest constitutes proceeds from accrued interest purchased with Principal Proceeds other than accrued interest purchased by the Issuer on or prior to the Closing Date;
(d)    all Cash payments of interest received on Defaulted Collateral Interests;
(e)    any principal payments received in cash by the Issuer on any asset held by a Permitted Subsidiary;
(f)    any Loss Value Payment received by the Issuer from the Seller;
(g)    after the Ramp-Up Completion Date, all amounts in the Unused Proceeds Account;
(h)    Cash and Eligible Investments contributed by the Retention Holder or an affiliate thereof, so long as the Retention Holder or an affiliate that is 100% owned by BRSP Sub-REIT and a “disregarded entity” for U.S. federal income tax purposes continues to hold 100% of the Preferred Shares, pursuant to the terms of this Indenture and designated as “Principal Proceeds” by the Collateral Manager;
(i)    Cash and Eligible Investments transferred from the Reinvestment Account to the Payment Account pursuant to Section 10.2; and
(j)    after the Ramp-Up Completion Date or on any Redemption Date, Stated Maturity Date, or a Payment Date following the acceleration of the Notes as a result of the occurrence and continuation of an Event of Default, all amounts in the Unused Proceeds Account.
provided that Principal Proceeds will not include (A) any Nonrecoverable Interest Advances that were not previously reimbursed to the Advancing Agent, the Backup Advancing Agent or the Trustee from Interest Proceeds, (B) any amounts paid to the Servicer or Special Servicer pursuant to the terms of the Servicing Agreement out of amounts that would otherwise be Principal Proceeds or (C) any proceeds from the Excepted Property.
“Priority of Payments”: The meaning specified in Section 11.1(a).
“Privileged Person”: Any of the following: the Placement Agents, the Servicer, the Special Servicer, the Trustee, the Paying Agent, the Note Administrator, the Seller, the Collateral Manager, the Advancing Agent, the Issuer, each Reporting Administrator, any person who provides the Note Administrator with an Investor Certification (provided that access to information provided by the Note Administrator to any Person who provides the Note Administrator with an Investor Certification in substantially the form set forth in Exhibit Q-2 shall be limited to the Monthly Report) and any Rating Agency or other NRSRO that delivers an NRSRO certification to the Note Administrator (which Investor Certification and NRSRO certification may be submitted electronically by means of a click-through confirmation on the Note Administrator’s website). Any Noteholder who notes on its Investor Certification that it is a borrower, an agent or affiliate of a borrower, or an investment advisor to a borrower, will not be treated as a Privileged Person and will be entitled to access only the Monthly Report.
“Proceeding”: Any suit in equity, action at law or other judicial or administrative proceeding.
“QIB”: A “qualified institutional buyer” as defined in Rule 144A.
“Qualified Purchaser”: A “qualified purchaser” within the meaning of Section 2(a)(51) of the 1940 Act or an entity owned exclusively by one or more such “qualified purchasers.”
“Qualified REIT Subsidiary”: A corporation that, for U.S. federal tax purposes, is wholly-owned by a real estate investment trust under Section 856(i)(2) of the Code.
“Ramp-Up Acquisition Period”: The period beginning on the Closing Date and ending on the Ramp-Up Completion Date.
“Ramp-Up Completion Date”: The date that is the earliest of (i) the sixth (6th) Payment Date after the Closing Date; (ii) the first date on which all funds in the Unused Proceeds Account have been used to purchase Ramp-Up Collateral Interests; (iii) the date that the Collateral Manager determines, in its sole discretion, that investment in Ramp-Up Collateral Interests is no longer practical or desirable and notifies the Trustee and the Note Administrator of such determination; and (iv) the date on which the Notes are accelerated following an Event of Default.
“Ramp-Up Completion Date Report”: The meaning specified in Section 7.19(b) hereof.
“Ramp-Up Collateral Interests”: Any Collateral Interests acquired by the Issuer during the Ramp-Up Acquisition Period with funds on deposit in the Unused Proceeds Account.
“Rating Agencies”: Moody’s and Fitch and any successor thereto, or, with respect to the Collateral generally, if at any time Moody’s or Fitch or any such successor ceases to provide rating services with respect to the Notes or certificates similar to the Notes, any other NRSRO selected by the Issuer and reasonably satisfactory to a Majority of the Notes voting as a single Class.
“Rating Agency Condition”: A condition that is satisfied if:
(a)    the party required to satisfy the Rating Agency Condition (the “Requesting Party”) has made a written request to a Rating Agency for a No Downgrade Confirmation; and
(b)    any one of the following has occurred:
(i)    a No Downgrade Confirmation has been received; or
(ii)    (1)    within ten (10) Business Days of such request being sent to such Rating Agency, such Rating Agency has not replied to such request or has responded in a manner that indicates that such Rating Agency is neither reviewing such request nor waiving the requirement for confirmation;

(2)    the Requesting Party has confirmed that such Rating Agency has received the confirmation request;
(3)    the Requesting Party promptly requests the No Downgrade Confirmation a second time; and
(4)    there is no response to either confirmation request within five (5) Business Days of such second request.
“Rating Agency Test Modification”: The meaning specified in Section 12.4.
“Rating Confirmation Failure”: The meaning specified in Section 7.19(b) hereof.
“Record Date”: With respect to any Holder and any Payment Date, the close of business on the Business Day immediately preceding such Payment Date, provided that the Record Date with respect to the first Payment Date shall be the Closing Date.
“Redemption Date”: Any Payment Date specified for a redemption of the Securities pursuant to Section 9.1.
“Redemption Date Statement”: The meaning specified in Section 10.9(d).
“Redemption Price”: The Redemption Price of each Class of Notes or the Preferred Shares, as applicable, on a Redemption Date will be calculated as follows:
Class A Notes. The redemption price for the Class A Notes will be calculated on the related Determination Date and will equal the Aggregate Outstanding Amount of the Class A Notes to be redeemed, together with the Class A Interest Distribution Amount (plus any Class A Defaulted Interest Amount) due on the applicable Redemption Date;
Class A-S Notes. The redemption price for the Class A-S Notes will be calculated on the related Determination Date and will equal the Aggregate Outstanding Amount of the Class A-S Notes to be redeemed, together with the Class A-S Interest Distribution Amount (plus any Class A-S Defaulted Interest Amount) due on the applicable Redemption Date.
Class B Notes. The redemption price for the Class B Notes will be calculated on the related Determination Date and will equal the Aggregate Outstanding Amount of the Class B Notes to be redeemed, together with the Class B Interest Distribution Amount (plus any Class B Defaulted Interest Amount) due on the applicable Redemption Date;
Class C Notes. The redemption price for the Class C Notes will be calculated on the related Determination Date and will equal the Aggregate Outstanding Amount of the Class C Notes (including any Class C Deferred Interest) to be redeemed, together with the Class C Interest Distribution Amount (plus any Class C Defaulted Interest Amount) due on the applicable Redemption Date;
Class D Notes. The redemption price for the Class D Notes will be calculated on the related Determination Date and will equal the Aggregate Outstanding Amount of the Class D Notes

(including any Class D Deferred Interest) to be redeemed, together with the Class D Interest Distribution Amount (plus any Class D Defaulted Interest Amount) due on the applicable Redemption Date;
Class E Notes. The redemption price for the Class E Notes will be calculated on the related Determination Date and will equal the Aggregate Outstanding Amount of the Class E Notes (including any Class E Deferred Interest) to be redeemed, together with the Class E Interest Distribution Amount (plus any Class E Defaulted Interest Amount) due on the applicable Redemption Date;
Class F Notes. The redemption price for the Class F Notes will be calculated on the related Determination Date and will equal the Aggregate Outstanding Amount of the Class F Notes (including any Class F Deferred Interest) to be redeemed, together with the Class F Interest Distribution Amount (plus any Class F Defaulted Interest Amount) due on the applicable Redemption Date;
Class F-E Notes. The redemption price for the Class F-E Notes will be calculated on the related Determination Date and will equal the Aggregate Outstanding Amount of the Class F-E Notes (including any Class F-E Deferred Interest) to be redeemed, together with the Class F-E Interest Distribution Amount (plus any Class F-E Defaulted Interest Amount) due on the applicable Redemption Date;
Class F-X Notes. The redemption price for the Class F-X Notes will be calculated on the related Determination Date and will equal the Class F-X Interest Distribution Amount (plus any Class F-X Defaulted Interest Amount) due on the applicable Redemption Date;
Class G Notes. The redemption price for the Class G Notes will be calculated on the related Determination Date and will equal the Aggregate Outstanding Amount of the Class G Notes (including any Class G Deferred Interest) to be redeemed, together with the Class G Interest Distribution Amount (plus any Class G Defaulted Interest Amount) due on the applicable Redemption Date;
Class G-E Notes. The redemption price for the Class G-E Notes will be calculated on the related Determination Date and will equal the Aggregate Outstanding Amount of the Class G-E Notes (including any Class G-E Deferred Interest) to be redeemed, together with the Class G-E Interest Distribution Amount (plus any Class G-E Defaulted Interest Amount) due on the applicable Redemption Date; and
Class G-X Notes. The redemption price for the Class G-X Notes will be calculated on the related Determination Date and will equal the Class G-X Interest Distribution Amount (plus any Class G-X Defaulted Interest Amount) due on the applicable Redemption Date.
Preferred Shares. The redemption price for the Preferred Shares will be calculated on the related Determination Date and will be equal to the sum of all net proceeds from the sale of the Collateral in accordance with Article 12 and Cash (other than the Issuer’s rights, title and interest in the property described in clause (i) of the definition of “Excepted Property”), if any, remaining after payment of all amounts and expenses, including payments made in respect of the Notes, described under clauses (1) through (20) of Section 11.1(a)(i) and clauses (1) through (17) of

Section 11.1(a)(ii); provided that if there are no such net proceeds or Cash remaining, the redemption price for the Preferred Shares shall be equal to $0.
“Reference Time”: With respect to any determination of the Benchmark, (a) if the Benchmark is Term SOFR, 6:00 a.m. (New York time) on the Benchmark Determination Date and (b) if the Benchmark is not Term SOFR, the time determined by the Designated Transaction Representative in accordance with the Benchmark Replacement Conforming Changes on the Benchmark Determination Date.
“Registered”: With respect to any debt obligation, a debt obligation that is issued after July 18, 1984, and that is in registered form for purposes of the Code.
“Registered Office Agreement” Terms and Conditions for the Provision of Registered Office Services by MaplesFS Limited (Structured Finance – Cayman Company) as approved and agreed by resolution of the Issuer’s board of directors.
“Regulation S”: Regulation S under the Securities Act.
“Regulation S Global Note”: The meaning specified in Section 2.2(b)(iii).
“Reimbursement Interest”: Interest accrued on the amount of any Interest Advance made by the Advancing Agent, the Backup Advancing Agent or the Trustee, for so long as it is outstanding, at the Reimbursement Rate, which Reimbursement Interest is hereby waived by the Advancing Agent for so long as (i) the Advancing Agent is BRSP Advancing or any of its Affiliates and (ii) any of its Affiliates owns the Preferred Shares.
“Reimbursement Rate”: A rate per annum equal to the “prime rate” as published in the “Money Rates” section of The Wall Street Journal, as such “prime rate” may change from time to time. If more than one “prime rate” is published in The Wall Street Journal for a day, the average of such “prime rates” will be used, and such average will be rounded up to the nearest one-eighth of one percent (0.125%). If the “prime rate” contained in The Wall Street Journal is not readily ascertainable, the Collateral Manager will select an equivalent publication that publishes such “prime rate,” and if such “prime rates” are no longer generally published or are limited, regulated or administered by a governmental authority or quasigovernmental body, then the Collateral Manager will select, in its reasonable discretion, a comparable interest rate index.
“Reinvestment Account”: The account established by the Note Administrator pursuant to Section 10.2.
“Reinvestment Collateral Interest”: Any Collateral Interest acquired by the Issuer during the Reinvestment Period (and up to 60 days thereafter to the extent necessary to acquire Reinvestment Collateral Interests pursuant to binding commitments entered into during the Reinvestment Period using Principal Proceeds received on, before or after the last day of the Reinvestment Period) with Principal Proceeds from the Collateral Interests (or any Cash contributed by the Preferred Shareholders to the Issuer) and that satisfies the Eligibility Criteria, the Acquisition Criteria and the Acquisition and Disposition Requirements.

“Reinvestment Period”: The period beginning on the Closing Date and ending on and including the first to occur of any of the following events or dates: (a) the end of the Due Period related to the Payment Date occurring in August 2026; (b) the end of the Due Period related to the Payment Date on which all of the Securities are redeemed as described herein under Section 9.1; and (c) the date on which an Event of Default has occurred and is continuing.
“REIT”: A “real estate investment trust” under the Code.
“Relevant Governmental Body”: The Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto designated by the foregoing.
“Remittance Date”: The meaning specified in the Servicing Agreement.
“REO Property”: The meaning specified in the Servicing Agreement.
“Reporting Administrator”: The meaning specified in the Servicing Agreement.
“Repurchase Request”: The meaning specified in Section 7.17.
“Retail Property”: A real property comprised (wholly or partially) of retail space (including mixed use property) as to which the majority of the underwritten revenue is from retail space.
“Retained Interest”: The meaning specified in the applicable Collateral Interest Purchase Agreement.
“Retained Securities”: 100% of the Class F Notes, the Class G Notes, and related MASCOT Notes for which the Class F Notes or the Class G Notes are exchanged and the Preferred Shares.
“Retention Holder”: BRSP 2024-FL2 DRE, LLC, a wholly-owned subsidiary of BRSP Sub-REIT.
“Rule 144A”: Rule 144A under the Securities Act.
“Rule 144A Global Note”: The meaning specified in Section 2.2(b)(i).
“Rule 144A Information”: The meaning specified in Section 7.13.
“Rule 17g-5”: The meaning specified in Section 14.13(a).
“Sale”: The meaning specified in Section 5.17(a).
“Sale Proceeds”: All proceeds (including accrued interest) received with respect to Collateral Interests and Eligible Investments as a result of sales of such Collateral Interests and Eligible Investments, sales in connection with the exercise of a purchase option by a mezzanine lender, and sales in connection with a repurchase for a Material Breach, a Material Document

Defect or a Combined Loan Repurchase Event, in each case net of any reasonable out-of-pocket expenses of the Collateral Manager, the Trustee, the Custodian, the Note Administrator, or the Servicer under the Servicing Agreement in connection with any such sale.
“SEC”: The Securities and Exchange Commission.
“Secured Parties”: Collectively, the Collateral Manager, the Trustee, the Custodian, the Note Administrator and the Trustee for the benefit of the holders of the Offered Notes, each as their interests appear in applicable Transaction Documents.
“Securities”: Collectively, the Notes and the Preferred Shares.
“Securities Account”: The meaning specified in Section 8-501(a) of the UCC.
“Securities Account Control Agreement”: The meaning specified in Section 3.3(b).
“Securities Act”: The Securities Act of 1933, as amended.
“Securities Intermediary”: The meaning specified in Section 3.3(b) or another financial institution whose long-term rating is at least equal to “A2” by Moody’s (or such lower rating as the Rating Agencies shall approve) and agrees to act as a “securities intermediary” (within the meaning of Section 8-102(a)(14) of the UCC as in effect in the State of New York) on behalf of the Note Administrator on behalf of the Secured Parties pursuant to an account control agreement in form and substance similar to the Securities Account Control Agreement.
“Securitization Regulations”: The EU Securitization Regulation and the UK Securitization Regulation; and references to “each Securitization Regulation” or “either Securitization Regulation” shall be construed accordingly.
“Securitization Sponsor”: BrightSpire Capital Operating Company, LLC, a Delaware limited liability company.
“Security”: Any Note or Preferred Share or, collectively, the Notes and Preferred Shares, as the context may require.
“Security Entitlement”: The meaning specified in Section 8-102(a)(17) of the UCC.
“Segregated Liquidity”: The meaning specified in the Servicing Agreement.
“Self-Storage Property”: A real property comprised (wholly or partially) of self-storage rental units (including mixed use property) as to which the majority of the underwritten revenue is from self-storage rental units.
“Seller”: BRSP 2024-FL2 Funding, LLC, a Delaware limited liability company, and its successors in interest, solely in its capacity as Seller.
“Senior AB Pari Passu Participation”: A participation interest (or an A Note) in an Underlying Commercial Real Estate Loan pursuant to a participation agreement (or intercreditor agreement) in which the interest acquired by the Issuer is senior to one or more Junior Participations but is pari passu with one or more other senior pari passu participation interests that are each Non-Acquired Participations and which each are the senior-most interest in such Underlying Commercial Real Estate Loan.
“Senior AB Participation”: A participation interest (or an A Note) in an Underlying Commercial Real Estate Loan pursuant to a participation agreement (or intercreditor agreement) in which the interest acquired by the Issuer is senior to one or more Junior Participations.
“Senior Pari Passu Participation”: A participation interest (or an A Note) in an Underlying Commercial Real Estate Loan pursuant to a participation agreement (or intercreditor agreement) in which the interest acquired by the Issuer is pari passu with one or more other senior pari passu participation interests that are each Non-Acquired Participations and which each are the senior-most interest in such Underlying Commercial Real Estate Loan.
“Senior Participation”: A Senior AB Participation, a Senior AB Pari Passu Participation or a Senior Pari Passu Participation.
“Sensitive Asset”: (a) a Collateral Interest, or a portion thereof or (b) a real property or other interest (including, without limitation, an interest in real property) resulting from the conversion, exchange, other modification or exercise of remedies with respect to a Collateral Interest or portion thereof, in either case, as to which the Collateral Manager has determined, based on an Opinion of Counsel (independent of the Collateral Manager), could give rise to material liability of the Issuer (including liability for taxes) if held directly by the Issuer.
“Servicer”: KeyBank National Association, a national banking association, solely in its capacity as servicer under the Servicing Agreement, together with its permitted successors and assigns or any successor Person that shall have become the servicer pursuant to the appropriate provisions of the Servicing Agreement.
“Servicing Accounts”: The Escrow Accounts, the Collection Account, the Participated Loan Collection Account, the REO Accounts and the Cash Collateral Accounts, each as established under and defined in the Servicing Agreement.
“Servicing Advances”: The meaning specified in the Servicing Agreement.
“Servicing Agreement”: The Servicing Agreement, dated as of the Closing Date, by and among the Issuer, the Trustee, the Collateral Manager, the Note Administrator, the Servicer, the Special Servicer and the Advancing Agent, as amended, supplemented or otherwise modified from time to time in accordance with its terms.
“Servicing Standard”: The meaning specified in the Servicing Agreement.
“Share Registrar”: MaplesFS Limited, unless a successor Person shall have become the Share Registrar pursuant to the applicable provisions of the Preferred Share Paying Agency Agreement, and thereafter “Share Registrar” shall mean such successor Person.
“Signature Law”: The meaning specified in Section 14.11.

“SOFR”: With respect to any calendar day, the secured overnight financing rate published for such day time by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator), on the Federal Reserve Bank of New York’s Website.
“SOFR Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.
“Special Servicer”: BrightSpire Capital Asset Management, LLC, a Delaware limited liability company, solely in its capacity as special servicer under the Servicing Agreement, together with its permitted successors and assigns or any successor Person that shall have become the special servicer pursuant to the appropriate provisions of the Servicing Agreement.
“Special Servicing Fee”: The meaning specified in the Servicing Agreement.
“Specially Serviced Loan”: The meaning specified in the Servicing Agreement.
“Specified Person”: The meaning specified in Section 2.6.
“Stated Maturity Date”: The Payment Date in August 2037.
“Student Housing Property” A Multi-Family Property as to which the majority of the underwritten revenue is from student housing.
“Successful Auction”: Either (a) an auction that is conducted in accordance with the provisions specified in this Indenture, which includes the requirement that the aggregate cash purchase price for all the Collateral Interests, together with the balance of all Eligible Investments and cash in the Payment Account, will be at least equal to the Total Redemption Price or (b) the purchase of all of the Collateral Interests by the Preferred Shareholder for a price that, together with the balance of all Eligible Investments and cash in the Payment Account, is equal to the Total Redemption Price.
“Supermajority”: With respect to (a) any Class of Notes, the Holders of at least 66⅔% of the Aggregate Outstanding Amount of the Notes of such Class and (b) with respect to the Preferred Shares, the Holders of at least 66⅔% of the aggregate Notional Amount of the Preferred Shares.
“Tax Event”: (a) Any borrower is, or on the next scheduled payment date under any Collateral Interest, will be, required to deduct or withhold from any payment under any Collateral Interest to the Issuer for or on account of any tax for whatever reason and such borrower is not required to pay to the Issuer such additional amount as is necessary to ensure that the net amount actually received by the Issuer (free and clear of taxes, whether assessed against such borrower or the Issuer) will equal the full amount that the Issuer would have received had no such deduction or withholding been required, (b) any jurisdiction imposes net income, profits, or similar tax on the Issuer or (c) the Issuer fails to maintain its status as a Qualified REIT Subsidiary or other disregarded entity of a REIT and is not a foreign corporation that is not engaged in a trade or business in the United States for U.S. federal income tax purposes.

“Tax Materiality Condition”: The condition that will be satisfied if either (a) as a result of the occurrence of a Tax Event, a tax or taxes are imposed on the Issuer or withheld from payments to the Issuer and with respect to which the Issuer receives less than the full amount that the Issuer would have received had no such deduction occurred and such amount exceeds, in the aggregate, $1,000,000 during any twelve (12)-month period or (b) the Issuer fails to maintain its status as a Qualified REIT Subsidiary or other disregarded entity of a REIT and is not a foreign corporation that is not engaged in a trade or business in the United States for U.S. federal income tax purposes.
“Tax Redemption”: The meaning specified in Section 9.1(b).
“Term SOFR”: The forward-looking term rate for the applicable Corresponding Tenor based on SOFR that has been selected or recommended by the Relevant Governmental Body.
“Term SOFR Administrator” means CME Group Benchmark Administration Limited or a successor administrator of the rate currently identified as “1 Month CME Term SOFR,” as applicable.
“Term SOFR Source” means CME Market Data Platform (or any alternative source designated by the Term SOFR Administrator, from time to time) for the rate currently identified as “1 Month CME Term SOFR.”
“Total Redemption Price”: The amount equal to funds sufficient to pay all amounts and expenses described under clauses (1) through (4) of Section 11.1(a)(i) (without regard to any cap contained therein) and to redeem all Notes at their applicable Redemption Prices and any fees accrued and unpaid to the Servicer and the Special Servicer under the Servicing Agreement.
“Transaction Documents”: This Indenture, the Collateral Management Agreement, the Preferred Share Paying Agency Agreement, the Placement Agreement, the Collateral Interest Purchase Agreement, the EU/UK Risk Retention Letter, the Company Administration Agreement, the Registered Office Agreement, the AML Services Agreement, the Participation Agreements, the Amended Participation Agreements, Future Funding Agreement, the Securities Account Control Agreement, the Future Funding Account Control Agreement and the Servicing Agreement.
“Transfer Agent”: The Person or Persons, which may be the Issuer, authorized by the Issuer to exchange or register the transfer of Notes in its capacity as Transfer Agent.
“Transparency Requirements”: The meaning specified in the Servicing Agreement.
“Treasury Regulations”: Temporary or final regulations promulgated under the Code by the United States Treasury Department.
“Trust Officer”: When used with respect to (a) the Trustee, any officer of the Corporate Trust Office of the Trustee with direct responsibility for the administration of this Indenture and also, with respect to a particular matter, any other officer to whom such matter is referred because such officer’s knowledge of and familiarity with the particular subject and (b) the Note Administrator, any officer of the Corporate Trust Services group of the Note Administrator with direct responsibility for the administration of this Indenture and also, with respect to a particular matter, any other officer to whom a particular matter is referred because of such officer’s knowledge of and familiarity with the particular subject.
“Trustee”: Wilmington Trust, National Association, a national banking association, solely in its capacity as trustee hereunder, unless a successor Person shall have become the Trustee pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean such successor Person.
“Two Quarter Future Advance Estimate”: The meaning specified in the Servicing Agreement.
“UCC”: The applicable Uniform Commercial Code.
“UK”: The United Kingdom.
“UK Securitization Laws”: The UK Securitization Regulation, together with any supplementary technical standards and any official binding guidance published in relation thereto by the Financial Conduct Authority and/or the Prudential Regulation Authority or any other UK regulatory authority, and any implementing laws or regulations, (all, except as otherwise stated, as amended from time to time).
“UK Securitization Regulation”: Regulation (EU) 2017/2042 as it forms part of UK domestic law by virtue of the European Union (Withdrawal) Act 2018, as amended by the Securitisation (Amendment) (EU Exit) Regulations 2019; and, except as otherwise stated, means such Regulation as further amended from time to time.
“Unadjusted Benchmark Replacement”: The Benchmark Replacement excluding the applicable Benchmark Replacement Adjustment.
“Underlying Commercial Real Estate Loan”: With respect to any Collateral Interest that is a Participation, the Commercial Real Estate Loan in which such Participation represents a participation interest.
“United States” and “U.S.”: The United States of America, including any state and any territory or possession administered thereby.
“Unscheduled Principal Payments”: Any proceeds received by the Issuer from an unscheduled prepayment or redemption (in whole but not in part) by the obligor of a Collateral Interest prior to the stated maturity date of such Collateral Interest.
“Unused Proceeds Account”: The trust account established pursuant to Section 10.4(a) hereof.
“Updated Appraisal”: The meaning specified in the Servicing Agreement.
“U.S. Person”: The meaning specified in Regulation S.

“U/W Stabilized NCF DSCR”: With respect to any Collateral Interest, the ratio, as calculated by the Collateral Manager in accordance with the Collateral Management Standard, of (a) the “stabilized” annual net Cash flow generated from the related Mortgaged Property before interest, depreciation and amortization, based on the stabilized underwriting, which may include the completion of certain proposed capital expenditures and the realization of stabilized occupancy and/or rents to (b) the annual Debt Service. In determining U/W Stabilized NCF DSCR for any Collateral Interest that is a Senior Participation, the calculation of U/W Stabilized NCF DSCR will take into account the annual Debt Service due on the Senior Participation being acquired by the Issuer and the related Non-Acquired Participation(s) (assuming fully funded) or related note also secured by the related Mortgaged Property or Properties, as applicable, that is senior or pari passu in right to the Senior Participation being acquired by the Issuer but not any Non-Acquired Participation(s) or related note also secured by the related Mortgaged Property or Properties, as applicable, that is junior in right to the Senior Participation being acquired by the Issuer. In determining the U/W Stabilized NCF DSCR for any Collateral Interest that is cross-collateralized with one or more other Collateral Interests, the U/W Stabilized NCF DSCR will be calculated with respect to the cross-collateralized group in the aggregate.
“Weighted Average Life”: As of any Measurement Date with respect to the Collateral Interests (other than Defaulted Collateral Interests), the number obtained by (a) summing the products obtained by multiplying (i) the Average Life at such time of each Collateral Interest (other than Defaulted Collateral Interests) by (ii) the outstanding Principal Balance of such Collateral Interest and (b) dividing such sum by the aggregate Principal Balance at such time of all Collateral Interests (other than Defaulted Collateral Interests), where “Average Life” means, on any Measurement Date with respect to any Collateral Interest (other than a Defaulted Collateral Interest), the quotient obtained by the Collateral Manager by dividing (1) the sum of the products of (A) the number of years (rounded to the nearest one tenth thereof) from such Measurement Date to the respective dates of each successive expected distribution of principal of such Collateral Interest and (B) the respective amounts of such expected distributions of principal by (2) the sum of all successive expected distributions of principal on such Collateral Interest.
“Weighted Average Spread”: As of any date of determination, the number obtained (rounded up to the next 0.001%), by (a) summing the products obtained by multiplying (i) with respect to any Collateral Interest (other than a Defaulted Collateral Interest), the greater of (1) the current stated spread above the Benchmark (net of any servicing fees and expenses) at which interest accrues on each such Collateral Interest and (2) if such Collateral Interest provides for a minimum interest rate or fixed interest rate payable thereunder, the excess, if any, of the minimum interest rate or fixed interest rate applicable to such Collateral Interest (net of any servicing fees and expenses) over the Benchmark by (ii) the Principal Balance of such Collateral Interest as of such date, and (b) dividing such sum by the aggregate Principal Balance of all Collateral Interests (excluding all Defaulted Collateral Interests).
“WF”: Wells Fargo Securities, LLC.
Section 1.2    Interest Calculation Convention. All calculations of interest hereunder that are made with respect to the Notes shall be made on the basis of the actual number of days during the related Interest Accrual Period divided by three hundred and sixty (360).

Section 1.3    Rounding Convention. Unless otherwise specified herein, test calculations that are evaluated as a percentage shall be rounded to the nearest ten thousandth of a percentage point and test calculations that are evaluated as a number or decimal shall be rounded to the nearest one hundredth of a percentage point.
ARTICLE 2

THE NOTES
Section 2.1    Forms Generally. The Notes and the Authenticating Agent’s certificate of authentication thereon (the “Certificate of Authentication”) shall be in substantially the forms required by this Article 2, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be consistent herewith, determined by the Authorized Officers of the Issuer and the Co-Issuer, executing such Notes as evidenced by their execution of such Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.
Section 2.2    Forms of Notes and Certificate of Authentication.
(a)    Form. The form of each Class of the Notes, including the Certificate of Authentication, shall be in substantially the forms set forth in Exhibits A-1, A-2, B-1, B-2, C-1, C-2, D-1, D-2, E-1, E-2, F-1, F-2, G-1, G-2, G-3, G-4, G-5, G-6, H-1, H-2, H-3, H-4, H-5 and H-6.
(b)    Global Notes and Definitive Notes.
(i)    The Notes initially offered and sold in the United States to (or to U.S. Persons who are) QIBs may be represented by one or more permanent global notes in definitive, fully registered form without interest coupons with the applicable legend set forth in Exhibits A-1, B-1, C-1, D-1, E-1, F-1, G-1, G-3, G-5, H-1, H-3 and H-5 added to the form of such Notes (each, a “Rule 144A Global Note”), which shall be registered in the name of Cede & Co., as the nominee of the Depository and deposited with the Note Administrator, as custodian for the Depository, duly executed by the Issuer and, with respect to the Offered Notes, the Co-Issuer and authenticated by the Authenticating Agent as hereinafter provided. The aggregate principal amount of the Rule 144A Global Notes may from time to time be increased or decreased by adjustments made on the records of the Note Administrator or the Depository or its nominee, as the case may be, as hereinafter provided.
(ii)    The Notes initially offered and sold in the United States to (or to U.S. Persons who are) IAIs shall be, and the Notes offered and sold in the United States to (or to U.S. Persons who are) QIBs may be, issued in definitive form, registered in the name of the legal or beneficial owner thereof attached without interest coupons with the applicable legend set forth in Exhibits A-2, B-2, C-2, D-2, E-2, F-2, G-2, G-4, G-6, H-2, H-4 and H-6 added to the form of such Notes (each, a “Definitive Note”), which shall be duly executed by the Issuer and, with respect to the Offered Notes, the Co-Issuer, and authenticated by the

Authenticating Agent as hereinafter provided. The aggregate principal amount of the Definitive Notes may from time to time be increased or decreased by adjustments made on the records of the Note Administrator or the Depository or its nominee, as the case may be, as hereinafter provided.
(iii)    The Notes initially sold in offshore transactions in reliance on Regulation S shall be represented by one or more permanent global notes in definitive, fully registered form without interest coupons with the applicable legend set forth in Exhibits A-1, B-1, C-1, D-1, E-1, F-1, G-1, G-3, G-5, H-1, H-3 and H-5 added to the form of such Notes (each, a “Regulation S Global Note”), which shall be deposited on behalf of the subscribers for such Notes represented thereby with the Note Administrator as custodian for the Depository and registered in the name of a nominee of the Depository for the respective accounts of Euroclear and Clearstream, Luxembourg or their respective depositories, duly executed by the Issuer and, with respect to the Offered Notes, the Co-Issuer, and authenticated by the Authenticating Agent as hereinafter provided. The aggregate principal amount of the Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of the Note Administrator or the Depository or its nominee, as the case may be, as hereinafter provided.
(c)    Book-Entry Provisions. This Section 2.2(c) shall apply only to Global Notes deposited with or on behalf of the Depository.
Each of the Issuer and Co-Issuer shall execute and the Authenticating Agent shall, in accordance with this Section 2.2(c), authenticate and deliver initially one or more Global Notes that shall be (i) registered in the name of the nominee of the Depository for such Global Note or Global Notes and (ii) delivered by the Note Administrator to such Depository or pursuant to such Depository’s instructions or held by the Note Administrator’s agent as custodian for the Depository.
Agent Members shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Note Administrator, as custodian for the Depository or under the Global Note, and the Depository may be treated by the Issuer, the Co-Issuer, the Trustee, the Note Administrator, the Servicer and the Special Servicer and any of their respective agents as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Co-Issuer, the Trustee, the Note Administrator, the Servicer and the Special Servicer or any of their respective agents, from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Global Note.
(d)    Delivery of Definitive Notes in Lieu of Global Notes. Except as provided in Section 2.10, owners of beneficial interests in a Class of Global Notes shall not be entitled to receive physical delivery of a Definitive Note.
Section 2.3    Authorized Amount; Stated Maturity Date; and Denominations.

(a)    The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is limited to $632,812,000, except for (i) Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 2.5, 2.6 or 8.5 and (ii) any Deferred Interest.
Such Notes shall be divided into eight (8) Classes having designations and original principal amounts as follows:

Designation	Original Principal Amount
Class A Senior Secured Floating Rate Notes Due 2037	$367,875,000
Class A-S Second Priority Secured Floating Rate Notes Due 2037	$74,250,000
Class B Third Priority Secured Floating Rate Notes Due 2037	$55,687,000
Class C Fourth Priority Secured Floating Rate Notes Due 2037	$43,875,000
Class D Fifth Priority Secured Floating Rate Notes Due 2037	$27,000,000
Class E Sixth Priority Secured Floating Rate Notes Due 2037	$15,188,000
Class F Seventh Priority Floating Rate Notes Due 2037(1)	$30,375,000
Class G Eighth Priority Floating Rate Notes Due 2037(1)	$18,562,000

(1)    At any time on or after the Initial MASCOT Note Issuance Date, the Class F Notes and the Class G Notes are exchangeable notes (the “Exchangeable Notes”) and are exchangeable for proportionate interests in the related MASCOT Notes as set forth in Section 2.16. All or a portion of (i)  the Class F Notes may be exchanged for proportionate interests in the Class F-E Notes (the “Class F-E Notes”) and the Class F-X Notes (the “Class F-X Notes”) and (ii) the Class G Notes may be exchanged for proportionate interests in the Class G-E Notes (the “Class G-E Notes” and, collectively with the Class F-E Notes, the “MASCOT P&I Notes”) and the Class G-X Notes (the “Class G-X Notes” and, collectively with the Class F-X Notes, the “MASCOT Interest Only Notes,” and together with the MASCOT P&I Notes, the “MASCOT Notes”), and vice versa.
(b)    The Notes shall be issuable in minimum denominations of $100,000 and integral multiples of $500 in excess thereof (plus any residual amount).
Section 2.4    Execution, Authentication, Delivery and Dating. The Offered Notes shall be executed on behalf of the Issuer and the Co-Issuer by an Authorized Officer of the Issuer and the Co-Issuer, respectively. The Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G Notes, the Class G-E Notes and the Class G-X Notes shall be executed on behalf of the Issuer by an Authorized Officer of the Issuer. The signature of such Authorized Officers on the Notes may be manual or facsimile.
Notes bearing the manual or facsimile signatures of individuals who were at any time the Authorized Officers of the Issuer and, with respect to the Offered Notes, the Co-Issuer shall bind the Issuer or the Co-Issuer, as the case may be, notwithstanding the fact that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of issuance of such Notes.
At any time and from time to time after the execution and delivery of this Indenture, the Issuer and the Co-Issuer may deliver Offered Notes executed by the Issuer and the Co-Issuer, and the Issuer may deliver Class F Notes, Class F-E Notes, Class F-X Notes, Class G Notes, Class G-E Notes and Class G-X Notes executed by the Issuer, to the Authenticating Agent for authentication and the Authenticating Agent, upon Issuer Order, shall authenticate and deliver such Notes as provided in this Indenture and not otherwise.
Each Note authenticated and delivered by the Authenticating Agent upon Issuer Order on the Closing Date shall be dated as of the Closing Date. All other Notes that are authenticated after the Closing Date for any other purpose under this Indenture shall be dated the date of their authentication.
Notes issued upon transfer, exchange or replacement of other Notes shall be issued in authorized denominations reflecting the original aggregate principal amount of the Notes so transferred, exchanged or replaced, but shall represent only the current outstanding principal amount of the Notes so transferred, exchanged or replaced. In the event that any Note is divided into more than one Note in accordance with this Article 2, the original principal amount of such Note shall be proportionately divided among the Notes delivered in exchange therefor and shall be deemed to be the original aggregate principal amount of such subsequently issued Notes.
No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a Certificate of Authentication, substantially in the form provided for herein, executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.
Section 2.5    Registration, Registration of Transfer and Exchange.
(a)    The Issuer and, with respect to the Offered Notes, the Co-Issuer shall cause to be kept a register (the “Notes Register”) in which, subject to such reasonable regulations as it may prescribe, the Issuer and the Co-Issuer shall provide for the registration of Notes and the registration of transfers and exchanges of Notes. The Note Administrator is hereby initially appointed as the notes registrar (in such capacity, the “Notes Registrar”) for the purpose of maintaining the Notes Registrar and registering Notes and transfers and exchanges of such Notes with respect to the Notes Register kept in the United States as herein provided. Upon any resignation or removal of the Notes Registrar, the Issuer and the Co-Issuer shall promptly appoint a successor or, in the absence of such appointment, assume the duties of Notes Registrar.
    The name and address of each Noteholder and the principal amounts and stated interest of each such Noteholder in its Notes shall be recorded by the Notes Registrar in the Notes Register. For the avoidance of doubt, the Notes Register is intended to be and shall be maintained so as to cause the Notes to be considered issued in registered form for U.S. federal income tax purposes.
If a Person other than the Note Administrator is appointed by the Issuer and the Co-Issuer as Notes Registrar, the Issuer and the Co-Issuer shall give the Note Administrator prompt written notice of the appointment of a successor Notes Registrar and of the location, and any change in the location, of the Notes Register, and the Note Administrator shall have the right to inspect the Notes Register at all reasonable times and to obtain copies thereof and the Note Administrator shall have the right to rely upon a certificate executed on behalf of the Notes Registrar by an Authorized Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and numbers of such Notes. In addition, the Notes Registrar shall be required, within one (1) Business Day of each Record Date, to provide the Note Administrator with a copy of the Notes Registrar in the format required by, and with all accompanying information regarding the Noteholders as may reasonably be required by the Note Administrator.
Subject to this Section 2.5, upon surrender for registration of transfer of any Notes at the office or agency of the Issuer to be maintained as provided in Section 7.2, the Issuer and, with respect to the Offered Notes, the Co-Issuer shall execute, and the Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denomination and of a like aggregate principal amount.
At the option of the Holder, Notes may be exchanged for Notes of like terms, in any authorized denominations and of like aggregate principal amount, upon surrender of the Notes to be exchanged at the office or agency of the Issuer to be maintained as provided in Section 7.2. Whenever any Note is surrendered for exchange, the Issuer and, with respect to the Offered Notes, the Co-Issuer shall execute, and the Authenticating Agent shall authenticate and deliver, the Notes that the Holder making the exchange is entitled to receive.
All Notes issued and authenticated upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer and, with respect to the Offered Notes, the Co-Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.
Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and, with respect to the Offered Notes, the Co-Issuer, and, in each case, the Notes Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.
No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
None of the Notes Registrar, the Issuer or the Co-Issuer shall be required (i) to issue, register the transfer of or exchange any Note during a period beginning at the opening of business fifteen (15) days before any selection of Notes to be redeemed and ending at the close of business on the day of the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Note so selected for redemption.
(b)    No Note may be sold or transferred (including, without limitation, by pledge or hypothecation) unless such sale or transfer is exempt from the registration requirements of the Securities Act and is exempt from the registration requirements under applicable securities laws of any state or other jurisdiction.
(c)    No Note may be offered, sold, resold or delivered, within the United States or to, or for the benefit of, U.S. Persons except in accordance with Section 2.5(e) below and in accordance with Rule 144A to QIBs or, solely with respect to Definitive Notes, IAIs or QIBs, in each case, who are also Qualified Purchasers purchasing for their own account or for the accounts of one or more

QIBs or IAIs who are also Qualified Purchasers for which the purchaser is acting as fiduciary or agent. The Notes may be offered, sold, resold or delivered, as the case may be, in offshore transactions to non-U.S. Persons in reliance on Regulation S. None of the Issuer, the Co-Issuer, the Note Administrator, the Trustee or any other Person may register the Notes under the Securities Act or the securities laws of any state or other jurisdiction.
(d)    Upon final payment due on the Stated Maturity Date of a Note, the Holder thereof shall present and surrender such Note at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent (outside the United States if then required by applicable law in the case of a Note in definitive form issued in exchange for a beneficial interest in a Regulation S Global Note pursuant to Section 2.10).
(e)    Transfers of Global Notes. Notwithstanding any provision to the contrary herein, so long as a Global Note remains outstanding and is held by or on behalf of the Depository, transfers of a Global Note, in whole or in part, shall be made only in accordance with Section 2.2(c) and this Section 2.5(e).
(i)    Except as otherwise set forth below, transfers of a Global Note shall be limited to transfers of such Global Note in whole, but not in part, to nominees of the Depository or to a successor of the Depository or such successor’s nominee. Transfers of a Global Note to a Definitive Note may only be made in accordance with Section 2.10.
(ii)    Regulation S Global Note to Rule 144A Global Note or Definitive Note. If a holder of a beneficial interest in a Regulation S Global Note wishes at any time to exchange its interest in such Regulation S Global Note for an interest in the corresponding Rule 144A Global Note or for a Definitive Note or to transfer its interest in such Regulation S Global Note to a Person who wishes to take delivery thereof in the form of an interest in the corresponding Rule 144A Global Note or for a Definitive Note, such holder may, subject to the immediately succeeding sentence and the rules and procedures of Euroclear, Clearstream, Luxembourg and/or DTC, as the case may be, exchange or transfer, or cause the exchange or transfer of, such interest for an equivalent beneficial interest in the corresponding Rule 144A Global Note or for a Definitive Note. Upon receipt by the Note Administrator or the Notes Registrar of:
(1)    if the transferee is taking a beneficial interest in a Rule 144A Global Note, instructions from Euroclear, Clearstream, Luxembourg and/or DTC, as the case may be, directing the Notes Registrar to cause to be credited a beneficial interest in the corresponding Rule 144A Global Note in an amount equal to the beneficial interest in such Regulation S Global Note, but not less than the minimum denomination applicable to such holder’s Notes to be exchanged or transferred, such instructions to contain information regarding the participant account with DTC to be credited with such increase and a duly completed certificate in substantially the form set forth in Exhibit I-2; or
(2)    if the transferee is taking a Definitive Note, a duly completed transfer certificate in substantially the form set forth in Exhibit I-3, certifying that such transferee is an IAI, then the Notes Registrar shall either (x) if the transferee is taking a beneficial interest in a Rule 144A Global Note, approve the instructions at DTC to reduce, or cause to be reduced, the Regulation S Global Note by the aggregate principal amount of the beneficial interest in the Regulation S Global Note to be transferred or exchanged and the Notes Registrar shall instruct DTC, concurrently with such reduction, to credit or cause to be credited to the securities account of the Person specified in such instructions a beneficial interest in the corresponding Rule 144A Global Note equal to the reduction in the principal amount of the Regulation S Global Note or (y) if the transferee is taking an interest in a Definitive Note, the Notes Registrar shall record the transfer in the Notes Register in accordance with Section 2.5(a) and, upon execution by the Issuers, the Authenticating Agent shall authenticate and deliver one or more Definitive Notes, as applicable, registered in the names specified in the instructions described above, in principal amounts designated by the transferee (the aggregate of such principal amounts being equal to the aggregate principal amount of the interest in the Regulation S Global Note transferred by the transferor).
(iii)    Definitive Note or Rule 144A Global Note to Regulation S Global Note. If a holder of a beneficial interest in a Rule 144A Global Note or a Holder of a Definitive Note wishes at any time to exchange its interest in such Rule 144A Global Note or Definitive Note for an interest in the corresponding Regulation S Global Note, or to transfer its interest in such Rule 144A Global Note or Definitive Note to a Person who wishes to take delivery thereof in the form of an interest in the corresponding Regulation S Global Note, such holder, provided such holder or, in the case of a transfer, the transferee is not a U.S. person and is acquiring such interest in an offshore transaction, may, subject to the immediately succeeding sentence and the rules and procedures of DTC, exchange or transfer, or cause the exchange or transfer of, such interest for an equivalent beneficial interest in the corresponding Regulation S Global Note. Upon receipt by the Note Administrator or the Notes Registrar of:
(1)    instructions given in accordance with DTC’s procedures from an Agent Member directing the Note Administrator or the Notes Registrar to credit or cause to be credited a beneficial interest in the corresponding Regulation S Global Note, but not less than the minimum denomination applicable to such holder’s Notes, in an amount equal to the beneficial interest in the Rule 144A Global Note or Definitive Note to be exchanged or transferred, and in the case of a transfer of Definitive Notes, such Holder’s Definitive Notes properly endorsed for assignment to the transferee;
(2)    a written order given in accordance with DTC’s procedures containing information regarding the participant account of DTC and the Euroclear or Clearstream, Luxembourg account to be credited with such increase;
(3)    in the case of a transfer of Definitive Notes, a Holder’s Definitive Note properly endorsed for assignment to the transferee; and
(4)    a duly completed certificate in substantially the form set forth in Exhibit I-1, then the Note Administrator or the Notes Registrar shall approve the instructions at DTC to reduce the principal amount of the Rule 144A Global Note (or, in the case of a transfer of Definitive Notes, the Note Administrator or the Notes Registrar shall cancel such Definitive Notes) and to increase the principal amount of the Regulation S Global Note by the aggregate principal amount of the beneficial interest in the Rule 144A Global Note or Definitive Note to be exchanged or transferred, and to credit or cause to be credited to the securities account of the Person specified in such instructions a beneficial interest in the corresponding Regulation S Global Note equal to the reduction in the principal amount of the Rule 144A Global Note (or, in the case of a cancellation of Definitive Notes, equal to the principal amount of Definitive Notes so cancelled).
(iv)    Transfer of Rule 144A Global Notes to Definitive Notes. If, in accordance with Section 2.10, a holder of a beneficial interest in a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for a Definitive Note or to transfer its interest in such Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of a Definitive Note in accordance with Section 2.10, such holder may, subject to the immediately succeeding sentence and the rules and procedures of DTC, exchange or transfer, or cause the exchange or transfer of, such interest for a Definitive Note. Upon receipt by the Note Administrator or the Notes Registrar of (1) a duly complete certificate in substantially the form set forth in Exhibit I-3 and (2) appropriate instructions from DTC, if required, the Note Administrator or the Notes Registrar shall approve the instructions at DTC to reduce, or cause to be reduced, the Rule 144A Global Note by the aggregate principal amount of the beneficial interest in the Rule 144A Global Note to be transferred or exchanged, record the transfer in the Notes Register in accordance with Section 2.5(a) and upon execution by the Issuers, the Authenticating Agent shall authenticate and deliver one or more Definitive Notes, registered in the names specified in the instructions described in clause (2) above, in principal amounts designated by the transferee (the aggregate of such principal amounts being equal to the aggregate principal amount of the interest in the Rule 144A Global Note transferred by the transferor).
(v)    Transfer of Definitive Notes to Rule 144A Global Notes. If a holder of a Definitive Note wishes at any time to exchange its interest in such Definitive Note for a beneficial interest in a Rule 144A Global Note or to transfer such Definitive Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Rule 144A Global Note, such holder may, subject to the immediately succeeding sentence and the rules and procedures of DTC, exchange or transfer, or cause the exchange or transfer of, such Definitive Note for beneficial interest in a Rule 144A Global Note (provided that no IAI may hold an interest in a Rule 144A Global Note). Upon receipt by the Note Administrator or the Notes Registrar of (1) a Holder’s Definitive Note properly endorsed for assignment to the transferee; (2) a duly completed certificate in substantially the form set forth in Exhibit I-2; (3) instructions given in accordance with DTC’s procedures from an Agent Member to instruct DTC to cause to be credited a beneficial interest in the Rule 144A Global Notes in an amount equal to the Definitive Notes to be transferred or exchanged; and (4) a written order given in accordance with DTC’s procedures containing information regarding the participant’s account of DTC to be credited with such increase, the Note Administrator or the Notes Registrar shall cancel such Definitive Note in accordance herewith, record the transfer in the Notes Register in accordance with Section 2.5(a) and approve the instructions at DTC, concurrently with such cancellation, to credit or cause to be credited to the securities account of the Person specified in such instructions a beneficial interest in the corresponding Rule 144A Global Note equal to the principal amount of the Definitive Note transferred or exchanged.
(vi)    Other Exchanges. In the event that, pursuant to Section 2.10, a Global Note is exchanged for Definitive Notes, such Notes may be exchanged for one another only in accordance with such procedures as are substantially consistent with the provisions above (including certification requirements intended to ensure that such transfers are to a QIB or are to a non-U.S. Person, or otherwise comply with Rule 144A or Regulation S, as the case may be) and as may be from time to time adopted by the Issuer, the Co-Issuer and the Note Administrator.
(f)    Removal of Legend. If Notes are issued upon the transfer, exchange or replacement of Notes bearing the applicable legends set forth in Exhibits A-1, A-2, B-1, B-2, C-1, C-2, D-1, D-2, E-1, E-2, F-1, F-2, G-1, G-2, G-3, G-4, G-5, G-6, H-1, H-2, H-3, H-4, H-5 and H-6, and if a request is made to remove such applicable legend on such Notes, the Notes so issued shall bear such applicable legend, or such applicable legend shall not be removed, as the case may be, unless there is delivered to the Issuer and the Co-Issuer such satisfactory evidence, which may include an Opinion of Counsel of an attorney at law licensed to practice law in the State of New York (and addressed to the Issuer and the Note Administrator), as may be reasonably required by the Issuer and the Co-Issuer, if applicable, to the effect that neither such applicable legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A or Regulation S, as applicable, the 1940 Act or ERISA. So long as the Issuer or the Co-Issuer is relying on an exemption under or promulgated pursuant to the 1940 Act, the Issuer or the Co-Issuer shall not remove that portion of the legend required to maintain an exemption under or promulgated pursuant to the 1940 Act. Upon provision of such satisfactory evidence, as confirmed in writing by the Issuer and the Co-Issuer, if applicable, to the Note Administrator, the Note Administrator, at the direction of the Issuer and the Co-Issuer, if applicable, shall authenticate and deliver Notes that do not bear such applicable legend.
(g)    Each beneficial owner of Regulation S Global Notes shall be deemed to make the representations and agreements set forth in Exhibit I-1.
(h)    Each beneficial owner of Rule 144A Global Notes shall be deemed to make the representations and agreements set forth in Exhibit I-2.
(i)    Each Holder of Definitive Notes shall make the representations and agreements set forth in the certificate attached as Exhibit I-3.
(j)    Any purported transfer of a Note not in accordance with Section 2.5(a) shall be null and void and shall not be given effect for any purpose hereunder.
(k)    Notwithstanding anything contained in this Indenture to the contrary, neither the Note Administrator nor the Notes Registrar (nor any other Transfer Agent) shall be responsible or liable for compliance with applicable federal or state securities laws (including, without limitation, the Securities Act or Rule 144A or Regulation S promulgated thereunder), the 1940 Act, ERISA or the Code (or any applicable regulations thereunder); provided, however, that if a specified transfer certificate or Opinion of Counsel is required by the express terms of this Section 2.5 to be delivered to the Note Administrator or Notes Registrar prior to registration of transfer of a Note, the Note Administrator and/or Notes Registrar, as applicable, is required to request, as a condition for registering the transfer of the Note, such certificate or Opinion of Counsel and to examine the same to determine whether it conforms on its face to the requirements hereof (and the Note Administrator or Notes Registrar, as the case may be, shall promptly notify the party delivering the same if it determines that such certificate or Opinion of Counsel does not so conform).
(l)    If the Note Administrator has actual knowledge or is notified by the Issuer, the Co-Issuer or the Collateral Manager that (i) a transfer or attempted or purported transfer of any interest in any Note was consummated in compliance with the provisions of this Section 2.5 on the basis of a materially incorrect certification from the transferee or purported transferee, (ii) a transferee failed to deliver to the Note Administrator any certification required to be delivered hereunder or (iii) the holder of any interest in a Note is in breach of any representation or agreement set forth in any certification or any deemed representation or agreement of such holder, the Note Administrator shall not register such attempted or purported transfer and if a transfer has been registered, such transfer shall be absolutely null and void ab initio and shall vest no rights in the purported transferee (such purported transferee, a “Disqualified Transferee”) and the last preceding holder of such interest in such Note that was not a Disqualified Transferee shall be restored to all rights as a Holder thereof retroactively to the date of transfer of such Note by such Holder.
In addition, the Note Administrator may require that the interest in the Note referred to in (i), (ii) or (iii) in the preceding paragraph be transferred to any Person designated by the Issuer or the Collateral Manager at a price determined by the Issuer or the Collateral Manager, based upon its estimation of the prevailing price of such interest and each Holder, by acceptance of an interest in a Note, authorizes the Note Administrator to take such action. In any case, none of the Issuer, the Collateral Manager and the Note Administrator shall be held responsible for any losses that may be incurred as a result of any required transfer under this Section 2.5(l).
(m)    Each Holder of Notes approves and consents to (i) the purchase of the Closing Date Collateral Interests by the Issuer from the Seller on the Closing Date and (ii) any other transaction between the Issuer and the Collateral Manager or its Affiliates that are permitted under the terms of this Indenture or the Collateral Interest Purchase Agreement.
(n)    As long as any Note is Outstanding, the Retained Securities, any retained or repurchased Notes, the Preferred Shares and the ordinary shares of the Issuer held by BRSP Sub-REIT, the Retention Holder or any other disregarded entity of BRSP Sub-REIT for U.S. federal income tax purposes may not be transferred (whether by means of actual transfer or a transfer of beneficial ownership for U.S. federal income tax purposes), pledged or hypothecated to any other Person (except to an affiliate that is wholly-owned by BRSP Sub-REIT and is disregarded for U.S. federal income tax purposes) unless the Issuer receives a No Entity-Level Tax Opinion (or has previously received a No Trade or Business Opinion).
For the avoidance of doubt, the Indenture Accounts (including income, if any, earned on the investments of funds in such account) will be owned by BRSP Sub-REIT, if the Issuer is wholly-

owned by BRSP Sub-REIT, or a subsequent REIT that wholly owns the Issuer, for U.S. federal income tax purposes. The Issuer shall provide to the Note Administrator (i) an IRS Form W-9 or appropriate IRS Form W-8 no later than the Closing Date, and (ii) any additional IRS forms (or updated versions of any previously submitted IRS forms) or other documentation at such time or times required by applicable law or upon the reasonable request of the Note Administrator as may be necessary (x) to reduce or eliminate the imposition of U.S. withholding taxes and (y) to permit the Note Administrator to fulfill its tax reporting obligations under applicable law with respect to the Indenture Accounts or any amounts paid to the Issuer. If any IRS form or other documentation previously delivered becomes obsolete or inaccurate in any respect, Issuer shall timely provide to the Note Administrator accurately updated and complete versions of such IRS forms or other documentation. The Note Administrator shall have no liability to Issuer or any other person in connection with any tax withholding amounts paid or withheld from the Indenture Accounts pursuant to applicable law arising from the Issuer’s failure to timely provide an accurate, correct and complete IRS Form W-9, an appropriate IRS Form W-8 or such other documentation contemplated under this paragraph. For the avoidance of doubt, no funds shall be invested with respect to such Indenture Accounts absent the Note Administrator having first received (i) the requisite written investment direction from the Issuer with respect to the investment of such funds, and (ii) the IRS forms and other documentation required by this paragraph.
Section 2.6    Mutilated, Defaced, Destroyed, Lost or Stolen Note. If (a) any mutilated or defaced Note is surrendered to a Transfer Agent, or if there shall be delivered to the Issuer, the Co-Issuer, the Trustee, the Note Administrator and the relevant Transfer Agent (each, a “Specified Person”) evidence to their reasonable satisfaction of the destruction, loss or theft of any Note, and (b) there is delivered to each Specified Person such security or indemnity as may be required by each Specified Person to save each of them and any agent of any of them harmless, then, in the absence of notice to the Specified Persons that such Note has been acquired by a bona fide purchaser, the Issuer and, with respect to the Offered Notes, the Co-Issuer shall execute and, upon Issuer Request (which Issuer Request shall be deemed to have been given upon receipt by the Note Administrator of a Note that has been signed by the Issuer, and the Co-Issuer, if applicable), the Note Administrator shall cause the Authenticating Agent to authenticate and deliver, in lieu of any such mutilated, defaced, destroyed, lost or stolen Note, a new Note, of like tenor (including the same date of issuance) and equal principal amount, registered in the same manner, dated the date of its authentication, bearing interest from the date to which interest has been paid on the mutilated, defaced, destroyed, lost or stolen Note and bearing a number not contemporaneously outstanding.
If, after delivery of such new Note, a bona fide purchaser of the predecessor Note presents for payment, transfer or exchange such predecessor Note, any Specified Person shall be entitled to recover such new Note from the Person to whom it was delivered or any Person taking therefrom, and each Specified Person shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by such Specified Person in connection therewith.
In case any such mutilated, defaced, destroyed, lost or stolen Note has become due and payable, the Issuer and the Co-Issuer, if applicable, in their discretion may, instead of issuing a new Note, pay such Note without requiring surrender thereof except that any mutilated or defaced Note shall be surrendered.

Upon the issuance of any new Note under this Section 2.6, the Issuer and the Co-Issuer, if applicable, may require the payment by the registered Holder thereof of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.
Every new Note issued pursuant to this Section 2.6 in lieu of any mutilated, defaced, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer and the Co-Issuer, if applicable, and such new Note shall be entitled, subject to the second paragraph of this Section 2.6, to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.
The provisions of this Section 2.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen Notes.
Section 2.7    Payment of Principal and Interest and Other Amounts; Principal and Interest Rights Preserved.
(a)    Each Class of Notes shall accrue interest during each Interest Accrual Period at the Note Interest Rate applicable to such Class and such interest will be payable in arrears on each Payment Date on the Aggregate Outstanding Amount thereof on the first day of the related Interest Accrual Period (after giving effect to payments of principal thereof on such date), except as otherwise set forth below. Payment of interest on each Class of Notes will be subordinated to the payment of interest on each related Class of Notes senior thereto. Interest will cease to accrue on each Note, or in the case of a partial repayment, on such repaid part, from the date of repayment or the Stated Maturity Date unless payment of principal is improperly withheld or unless an Event of Default occurs with respect to such payments of principal. To the extent lawful and enforceable, interest on any interest that is not paid when due on the Class A Notes; or, if no Class A Notes are Outstanding, the Notes of the Controlling Class, shall accrue at the Note Interest Rate applicable to such Class until paid as provided herein.
(b)    (i) So long as any of the Class A Notes, the Class A-S Notes or the Class B Notes are outstanding, the Class C Deferred Interest will be deferred and added to the Aggregate Outstanding Amount of the Class C Notes and will not be considered “due and payable” until the Payment Date on which funds are available to pay such Class C Deferred Interest in accordance with the Priority of Payments, (ii) so long as any of the Class A Notes, the Class A-S Notes, the Class B Notes or the Class C Notes are outstanding, the Class D Deferred Interest will be deferred and added to the Aggregate Outstanding Amount of the Class D Notes and will not be considered “due and payable” until the Payment Date on which funds are available to pay such Class D Deferred Interest in accordance with the Priority of Payments, (iii) so long as any of the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes or the Class D Notes are outstanding, the Class E Deferred Interest will be deferred and added to the Aggregate Outstanding Amount of the Class E Notes and will not be considered “due and payable” until the Payment Date on which funds are available to pay such Class E Deferred Interest in accordance with the Priority of Payments, (iv) so long as any of the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes or the Class E Notes are outstanding, the Class F Deferred Interest and the Class F-E Deferred Interest will be deferred and added to the Aggregate Outstanding Amount of the Class F

Notes or the Class F-E Notes, as applicable, and will not be considered “due and payable” until the Payment Date on which funds are available to pay such Class F Deferred Interest and Class F-E Deferred Interest in accordance with the Priority of Payments and (v) so long as any of the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes or the Class F-X Notes are outstanding, the Class G Deferred Interest and the Class G-E Deferred Interest will be deferred and added to the Aggregate Outstanding Amount of the Class G Notes of the Class G-E Notes, as applicable, and will not be considered “due and payable” until the Payment Date on which funds are available to pay such Class G Deferred Interest and Class G-E Deferred Interest in accordance with the Priority of Payments. The failure to pay such Class C Deferred Interest, Class D Deferred Interest, Class E Deferred Interest, Class F Deferred Interest, Class F-E Deferred Interest, Class G Deferred Interest or the Class G-E Deferred Interest as a result of the operation of the Priority of Payments will not constitute an Event of Default under this Indenture.
(c)    The principal of each Class of Notes matures at par and is due and payable on the date of the Stated Maturity Date for such Class, unless such principal has been previously repaid or unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise. Notwithstanding the foregoing, the payment of principal of each Class of Notes may only occur pursuant to the Priority of Payments. The payment of principal on any Note (x) may only occur after each Class more senior thereto is no longer Outstanding and (y) is subordinated to the payment on each Payment Date of the principal due and payable on each Class more senior thereto and certain other amounts in accordance with the Priority of Payments. Payments of principal on any Class of Notes that are not paid, in accordance with the Priority of Payments, on any Payment Date (other than the Payment Date which is the Stated Maturity Date (or the earlier date of Maturity) of such Class of Notes or any Redemption Date), because of insufficient funds therefor shall not be considered “due and payable” for purposes of Section 5.1(a) until the Payment Date on which such principal may be paid in accordance with the Priority of Payments or all Classes of Notes most senior thereto with respect to such Class have been paid in full. Payments of principal on the Notes in connection with a Clean-up Call, Tax Redemption, Auction Call Redemption or Optional Redemption will be made in accordance with Section 9.1 and the Priority of Payments.
(d)    As a condition to the payment of principal of and interest on any Note without the imposition of U.S. withholding tax, the Issuer shall require certification acceptable to it to enable the Issuer, the Co-Issuer, the Trustee, the Preferred Share Paying Agent and the Paying Agent to determine their duties and liabilities with respect to any taxes or other charges that they may be required to deduct or withhold from payments in respect of such Security under any present or future law or regulation of the United States or the Cayman Islands or any present or future law or regulation of any political subdivision thereof or taxing authority therein or to comply with any reporting or other requirements under any such law or regulation. Such certification may include U.S. federal income tax forms (such as IRS Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals)), Form W-8BEN-E (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities)), Form W-8IMY (Certificate of Foreign Intermediary, Foreign Flow-Through Entity or Certain U.S. Branches for United States Tax Withholding and Reporting), IRS Form W-9 (Request for Taxpayer Identification Number and Certification), or IRS Form W-8ECI (Certificate

of Foreign Person’s Claim that Income Is Effectively Connected with the Conduct of a Trade or Business in the United States) or any successors to such IRS forms). In addition, each of the Issuer, Co-Issuer, the Trustee, Preferred Share Paying Agent or any Paying Agent may require certification acceptable to it to enable the Issuer to qualify for a reduced rate of withholding in any jurisdiction from or through which the Issuer receives payments on its Collateral and otherwise as may be necessary or desirable to ensure compliance with all applicable laws. Each Holder and each beneficial owner of Notes agree to provide any certification requested pursuant to this Section 2.7(d) and to update or replace such form or certification in accordance with its terms or its subsequent amendments. Furthermore, the Issuer shall require, as a condition to payment without the imposition of U.S. withholding tax under the FATCA, information to comply with FATCA or the Cayman FATCA Legislation requirements pursuant to clause (xiv) of the representations and warranties set forth under the third paragraph of Exhibit I-1, as deemed made pursuant to Section 2.5(g), or pursuant to clause (xv) of the representations and warranties set forth under the third paragraph of Exhibit I-2, as deemed made pursuant to Section 2.5(h), or pursuant to clause (xiii) of the representations and warranties set forth under the third paragraph of Exhibit I-3, made pursuant to Section 2.5(i), as applicable. Noteholders shall be required to provide to the Issuer, the Note Administrator or their agents all information, documentation or certifications acceptable to it to permit the Issuer or the Note Administrator to comply with its tax reporting obligations under applicable law (including FATCA and the Cayman FATCA Legislation), including any applicable cost basis reporting obligations. Each Holder is deemed to agree and represent that the Issuer and/or the Trustee or their agents or representatives may (1) provide such information and documentation and any other information concerning its investment in such Notes to the Cayman Islands Tax Information Authority, the U.S. Internal Revenue Service and any other relevant tax authority and (2) take such other steps as the deem necessary or helpful to comply with FATCA and the Cayman FATCA Legislation.
(e)    Payments in respect of interest on and principal on the Notes shall be payable by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Paying Agent on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Notes Register. The Issuer expects that the Depository or its nominee, upon receipt of any payment of principal or interest in respect of a Global Note held by the Depository or its nominee, shall immediately credit the applicable Agent Members’ accounts with payments in amounts proportionate to the respective beneficial interests in such Global Note as shown on the records of the Depository or its nominee. The Issuer also expects that payments by Agent Members to owners of beneficial interests in such Global Note held through Agent Members will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers registered in the names of nominees for such customers. Such payments will be the responsibility of the Agent Members. Upon final payment due on the Maturity of a Note, the Holder thereof shall present and surrender such Note at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent (or, to a foreign paying agent appointed by the Note Administrator outside of the United States if then required by applicable law, in the case of a Definitive Note issued in exchange for a beneficial interest in the Regulation S Global Note) on or prior to such Maturity. None of the Issuer, the Co-Issuer, the Trustee, the Note Administrator or the Paying Agent will have any responsibility or liability with respect to any records maintained by the

Holder of any Note with respect to the beneficial holders thereof or payments made thereby on account of beneficial interests held therein. In the case where any final payment of principal and interest is to be made on any Note (other than on the Stated Maturity Date thereof) the Issuer or, upon Issuer Request, the Note Administrator, in the name and at the expense of the Issuer, shall not more than thirty (30) nor fewer than five (5) Business Days prior to the date on which such payment is to be made, mail to the Persons entitled thereto at their addresses appearing on the Notes Register, a notice which shall state the date on which such payment will be made and the amount of such payment and shall specify the place where such Notes may be presented and surrendered for such payment.
(f)    Subject to the provisions of Sections 2.7(a) and Section 2.7(e), Holders of Notes as of the Record Date in respect of a Payment Date shall be entitled to the interest accrued and payable in accordance with the Priority of Payments and principal payable in accordance with the Priority of Payments on such Payment Date. All such payments that are mailed or wired and returned to the Paying Agent shall be held for payment as herein provided at the office or agency of the Issuer and the Co-Issuer to be maintained as provided in Section 7.2 (or returned to the Trustee).
(g)    Interest on any Note which is payable, and is punctually paid or duly provided for, on any Payment Date shall be paid to the Person in whose name that Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.
(h)    Payments of principal to Holders of the Notes of each Class shall be made in the proportion that the Aggregate Outstanding Amount of the Notes of such Class registered in the name of each such Holder on such Record Date bears to the Aggregate Outstanding Amount of all Notes of such Class on such Record Date.
(i)    Interest accrued with respect to the Notes shall be calculated as described in the applicable form of Note attached hereto.
(j)    All reductions in the principal amount of a Note (or one or more predecessor Notes) effected by payments of installments of principal made on any Payment Date, Redemption Date or upon Maturity shall be binding upon all future Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note.
(k)    Notwithstanding anything contained in this Indenture to the contrary, the obligations of the Issuer under the Notes and the Co-Issuer under the Offered Notes, this Indenture and the other Transaction Documents are limited-recourse obligations of the Issuer and non-recourse obligations of the Co-Issuer. The Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G Notes, the Class G-E Notes and the Class G-X Notes are limited recourse obligations of the Issuer. The Notes are payable solely from the Collateral and following realization of the Collateral, all obligations of the Co-Issuers, with respect to the Offered Notes, or the Issuer, with respect to the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G Notes, the Class G-E Notes and the Class G-X Notes, and any claims of the Noteholders, the Trustee or any other parties to any Transaction Documents shall be extinguished and shall not thereafter revive. No recourse shall be had for the payment of any amount owing in respect of the Notes against any Officer, director, employee, shareholder, limited partner or incorporator of the Issuer, the Co-Issuer or any of their respective successors or assigns for any amounts payable under the Notes or this Indenture. It is understood that the foregoing provisions of this paragraph shall not (i) prevent recourse to the Collateral for the sums due or to become due under any security, instrument or agreement which is part of the Collateral or (ii) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Notes or secured by this Indenture (to the extent it relates to the obligation to make payments on the Notes) until such Collateral have been realized, whereupon any outstanding indebtedness or obligation in respect of the Notes, this Indenture and the other Transaction Documents shall be extinguished and shall not thereafter revive. It is further understood that the foregoing provisions of this paragraph shall not limit the right of any Person to name the Issuer or the Co-Issuer as a party defendant in any Proceeding or in the exercise of any other remedy under the Notes or this Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person or entity.
(l)    Subject to the foregoing provisions of this Section 2.7, each Note delivered under this Indenture and upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights of unpaid interest and principal that were carried by such other Note.
(m)    Notwithstanding any of the foregoing provisions with respect to payments of principal of and interest on the Notes (but subject to Sections 2.7(f) and (i)), if the Notes have become or been declared due and payable following an Event of Default and such acceleration of Maturity and its consequences have not been rescinded and annulled and the provisions of Section 5.5 are not applicable, then payments of principal of and interest on such Notes shall be made in accordance with Section 5.7.
(n)    Payments in respect of the Preferred Shares as contemplated by Sections 11.1(a)(i)(20), 11.1(a)(ii)(18) and 11.1(a)(iii)(19) shall be made by the Paying Agent to the Preferred Share Paying Agent.
Section 2.8    Persons Deemed Owners. The Issuer, the Co-Issuer, the Trustee, the Note Administrator, the Servicer, the Special Servicer, and any of their respective agents may treat as the owner of a Note the Person in whose name such Note is registered on the Notes Register on the applicable Record Date for the purpose of receiving payments of principal of and interest and other amounts on such Note and on any other date for all other purposes whatsoever (whether or not such Note is overdue), and none of the Note Administrator, the Servicer, the Special Servicer, or any of their respective agents shall be affected by notice to the contrary; provided, however, that the Depository, or its nominee, shall be deemed the owner of the Global Notes, and owners of beneficial interests in Global Notes will not be considered the owners of any Notes for the purpose of receiving notices. With respect to the Preferred Shares, on any Payment Date, the Note Administrator shall deliver to the Preferred Share Paying Agent the distributions thereon for distribution to the Preferred Shareholders.
Section 2.9    Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption, or deemed lost or stolen, shall, upon delivery to the Notes Registrar, be promptly canceled by the Notes Registrar and may not be reissued or resold. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.9, except as expressly permitted by this Indenture. All canceled Notes held by the Notes Registrar shall be destroyed or held by the Notes Registrar in accordance with its standard retention policy. Notes of the most senior Class Outstanding that are held by the Issuer, the Co-Issuer, the Collateral Manager or any of their respective Affiliates (and not Notes of any other Class) may be submitted to the Notes Registrar for cancellation at any time.
Section 2.10    Global Notes; Definitive Notes; Temporary Notes.
(a)    Definitive Notes. Definitive Notes shall only be issued in the following limited circumstances:
(i)    at the discretion of the Issuer, at the direction of the Collateral Manager, with respect to any Class of Notes,
(ii)    upon Transfer of Global Notes to an IAI or a QIB in accordance with the procedures set forth in Section 2.5(e)(ii), Section 2.5(e)(iii) or Section 2.5(e)(vi);
(iii)    if a holder of a Definitive Note wishes at any time to exchange such Definitive Note for one or more Definitive Notes or transfer such Definitive Note to a transferee who wishes to take delivery thereof in the form of a Definitive Note in accordance with this Section 2.10, such holder may effect such exchange or transfer upon receipt by the Notes Registrar of (A) a Holder’s Definitive Note properly endorsed for assignment to the transferee, and (B) duly completed certificates in substantially the form set forth in Exhibit I-3, upon receipt of which the Notes Registrar shall then cancel such Definitive Note in accordance herewith, record the transfer in the Notes Register in accordance with Section 2.5(a) and upon execution by the Co-Issuers, the Authenticating Agent shall authenticate and deliver one or more Definitive Notes bearing the same designation as the Definitive Note endorsed for transfer, registered in the names specified in the assignment described in clause (A) above, in principal amounts designated by the transferee (the aggregate of such principal amounts being equal to the aggregate principal amount of the Definitive Note surrendered by the transferor);
(iv)    in the event that the Depository notifies the Issuer and, with respect to the Offered Notes, the Co-Issuer that it is unwilling or unable to continue as Depository for a Global Note or if at any time such Depository ceases to be a “Clearing Agency” registered under the Exchange Act and a successor depository is not appointed by the Issuer within ninety (90) days of such notice, the Global Notes deposited with the Depository pursuant to Section 2.2 shall be transferred to the beneficial owners thereof subject to the procedures and conditions set forth in this Section 2.10.
(b)    Any Global Note that is exchanged for a Definitive Note shall be surrendered by the Depository to the Note Administrator’s Corporate Trust Office together with necessary instruction for the registration and delivery of a Definitive Note to the beneficial owners (or such owner’s nominee) holding the ownership interests in such Global Note. Any such transfer shall be made, without charge, and the Authenticating Agent shall authenticate and deliver, upon such transfer of each portion of such Global Note, an equal aggregate principal amount of Definitive Notes of the same Class and authorized denominations. Any Definitive Notes delivered in exchange for an interest in a Global Note shall, except as otherwise provided by Section 2.5(f), bear the applicable legend set forth in Exhibits A-2, B-2, C-2, D-2, E-2, F-2, G-2, G-4, G-6, H-2, H-4 and H-6, as applicable, and shall be subject to the transfer restrictions referred to in such applicable legend. The Holder of each such registered individual Global Note may transfer such Global Note by surrendering it at the Corporate Trust Office of the Note Administrator, or at the office of the Paying Agent.
(c)    Subject to the provisions of Section 2.10(b), the registered Holder of a Global Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Notes.
(d)    [Reserved].
(e)    In the event of the occurrence of either of the events specified in Section 2.10(a), the Issuer and the Co-Issuer shall promptly make available to the Notes Registrar a reasonable supply of Definitive Notes.
Pending the preparation of Definitive Notes pursuant to this Section 2.10, the Issuer and, with respect to the Offered Notes, the Co-Issuer may execute and, upon Issuer Order, the Authenticating Agent shall authenticate and deliver, temporary Notes that are printed, lithographed, typewritten, mimeographed or otherwise reproduced, in any authorized denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Officers executing such Definitive Notes may determine, as conclusively evidenced by their execution of such Definitive Notes.
If temporary Definitive Notes are issued, the Issuer and the Co-Issuer shall cause permanent Definitive Notes to be prepared without unreasonable delay. The Definitive Notes shall be printed, lithographed, typewritten or otherwise reproduced, or provided by any combination thereof, or in any other manner permitted by the rules and regulations of any applicable notes exchange, all as determined by the Officers executing such Definitive Notes. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the applicable temporary Definitive Notes at the office or agency maintained by the Issuer and the Co-Issuer for such purpose, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Definitive Note, the Issuer and, with respect to the Offered Notes, the Co-Issuer shall execute, and the Authenticating Agent shall authenticate and deliver, in exchange therefor the same aggregate principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.
Section 2.11    U.S. Tax Treatment of Notes and the Issuer; AML Compliance.
(a)    Each of the Issuer and the Co-Issuer intends that, for U.S. federal income tax purposes, the Notes (unless held by BRSP Sub-REIT or any entity disregarded into BRSP Sub-REIT) be treated as debt and that the Issuer be treated as a Qualified REIT Subsidiary (unless the Issuer has received a No Entity-Level Tax Opinion). Each prospective purchaser and any subsequent transferee of a Note or any interest therein shall, by virtue of its purchase or other acquisition of such Note or interest therein, be deemed to have agreed to treat such Note in a manner consistent with the preceding sentence for U.S. federal income tax purposes.

(b)    The Issuer and, with respect to the Offered Notes, the Co-Issuer shall account for the Notes, and prepare any reports to Noteholders and tax authorities consistent with the intentions expressed in Section 2.11(a).
(c)    Each Holder of Notes shall timely furnish to the Issuer and the Co-Issuer or their respective agents any completed U.S. federal income tax form or certification (such as IRS Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals)), IRS Form W-8BEN-E (Certificate of Foreign Status of Beneficial Owner for the United States Tax Withholding and Reporting (Entities)), IRS Form W-8IMY (Certificate of Foreign Intermediary, Foreign Flow Through Entity, or Certain U.S. Branches for United States Tax Withholding and Reporting), IRS Form W-9 (Request for Taxpayer Identification Number and Certification), or IRS Form W-8ECI (Certificate of Foreign Person’s Claim that Income is Effectively Connected with the Conduct of a Trade or Business in the United States)) or any successors to such IRS forms that the Issuer, the Co-Issuer or their respective agents may reasonably request and shall update or replace such forms or certification in accordance with its terms or its subsequent amendments. Furthermore, Noteholders shall timely furnish any information required pursuant to Section 2.7(d).
(d)    Each Holder will provide the Issuer or its agents with such information and documentation that may be required for the Issuer to achieve AML Compliance and shall update or replace such information or documentation, as may be necessary (the “Holder AML Obligations”).
Section 2.12    Authenticating Agents. Upon the request of the Issuer and, with respect to the Offered Notes, the Co-Issuer, the Note Administrator shall, and if the Note Administrator so chooses the Note Administrator may, pursuant to this Indenture, appoint one (1) or more Authenticating Agents with power to act on its behalf and subject to its direction in the authentication of Notes in connection with issuance, transfers and exchanges under Sections 2.4, 2.5, 2.6 and 8.5, as fully to all intents and purposes as though each such Authenticating Agent had been expressly authorized by such Sections to authenticate such Notes. For all purposes of this Indenture, the authentication of Notes by an Authenticating Agent pursuant to this Section 2.12 shall be deemed to be the authentication of Notes by the Note Administrator.
Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, without the execution or filing of any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation. Any Authenticating Agent may at any time resign by giving written notice of resignation to the Note Administrator, the Trustee, the Issuer and the Co-Issuer. The Note Administrator may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent, the Trustee, the Issuer and the Co-Issuer. Upon receiving such notice of resignation or upon such a termination, the Note Administrator shall promptly appoint a successor Authenticating Agent and shall give written notice of such appointment to the Issuer.

The Note Administrator agrees to pay to each Authenticating Agent appointed by it from time to time reasonable compensation for its services, and reimbursement for its reasonable expenses relating thereto and the Note Administrator shall be entitled to be reimbursed for such payments, subject to Section 6.7. The provisions of Sections 2.9, 6.4 and 6.5 shall be applicable to any Authenticating Agent.
Section 2.13    Forced Sale on Failure to Comply with Restrictions.
(a)    Notwithstanding anything to the contrary elsewhere in this Indenture, any transfer of a Note or interest therein to a U.S. Person who is determined not to have been both (i) a QIB or an IAI and (ii) a Qualified Purchaser at the time of acquisition of the Note or interest therein shall be null and void and any such proposed transfer of which the Issuer, the Co-Issuer, the Note Administrator or the Trustee shall have written notice (which includes via electronic mail) may be disregarded by the Issuer, the Co-Issuer, the Note Administrator and the Trustee for all purposes.
(b)    If the Issuer determines that any Holder of a Note has not satisfied the applicable requirement described in Section 2.13(a) (any such Person a “Non-Permitted Holder”), then the Issuer shall promptly after discovery that such Person is a Non-Permitted Holder by the Issuer, the Co-Issuer, a Trust Officer of the Note Administrator or a Trust Officer of the Trustee (and notice by the Note Administrator or the Trustee to the Issuer (if a Trust Officer has actual knowledge and makes such discovery)), send notice to such Non-Permitted Holder demanding that such Non-Permitted Holder transfer its interest to a Person that is not a Non-Permitted Holder within thirty (30) days (10 days in the case of a Non-Permitted Holder for ERISA-related reasons) of the date of such notice. If such Non-Permitted Holder fails to so transfer its Note or interest therein, the Issuer shall have the right, without further notice to the Non-Permitted Holder, to sell such Note or interest therein to a purchaser selected by the Issuer that is not a Non-Permitted Holder on such terms as the Issuer may choose. The Issuer, or a third party acting on behalf of the Issuer, may select the purchaser by soliciting one or more bids from one or more brokers or other market professionals that regularly deal in securities similar to the Note, and selling such Note to the highest such bidder. However, the Issuer may select a purchaser by any other means determined by it in its sole discretion. The Holder of such Note, the Non-Permitted Holder and each other Person in the chain of title from the Holder to the Non-Permitted Holder, by its acceptance of an interest in the Note, agrees to cooperate with the Issuer and the Note Administrator to effect such transfers. The proceeds of such sale, net of any commissions, expenses and taxes due in connection with such sale shall be remitted to the Non-Permitted Holder. The terms and conditions of any sale under this Section 2.13(b) shall be determined in the sole discretion of the Issuer, and the Issuer shall not be liable to any Person having an interest in the Note sold as a result of any such sale or exercise of such discretion.
(c)    If a Holder of a Note fails for any reason to (i) comply with the Holder AML Obligations (ii) such information or documentation is not accurate or complete, or (iii) the Issuer otherwise reasonably determines that such Holder’s acquisition, holding or transfer of an interest in any Note would cause the Issuer to be unable to achieve AML Compliance, the Issuer (or any intermediary on the Issuer’s behalf) shall have the right to (x) compel the relevant Holder to sell its interest in such Note or (y) sell such interest on such Holder’s behalf. The Issuer shall not compel sales for failure to provide such other information or documentation as may be required under the Cayman AML Regulations unless the Issuer reasonably determines the Holder’s acquisition, holding or transfer of an interest in such Note would result in a materially adverse effect on the Issuer.
Section 2.14    No Gross Up. The Issuer shall not be obligated to pay any additional amounts to the Holders or beneficial owners of the Notes as a result of any withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges.
Section 2.15    Credit Risk Retention. The EU/UK Retention Holder shall timely deliver (or cause to be timely delivered) to the Trustee (via email to cmbstrustee@wilmingtontrust.com) and the Note Administrator (via email to CCTEURRCompliance@computershare.com and CCTCREBondAdmin@computershare.com) any notices contemplated by Section 10.12(a)(v).
Section 2.16    Exchangeable Notes; Exchange of MASCOT Notes.
(a)    At any time on or after the Initial MASCOT Note Issuance Date all or a portion of the Class F Notes and the Class G Notes (such Notes to be exchanged, the “Exchangeable Notes”) may be exchanged for proportionate interests in one or more classes of certain other Notes and vice versa (such Notes received in such an exchange, the “Exchanged Notes”). The Exchangeable Notes may be exchanged by the Holders thereof for (i) a corresponding MASCOT P&I Note with the same principal balance as the Class F Note or the Class G Note, as applicable, surrendered in the exchange but with a reduced Note Interest Rate, and (ii) a MASCOT Interest Only Note that has a notional balance equal to the principal balance of the MASCOT P&I Note received in such exchange with a fixed interest rate equal to such reduction in Note Interest Rate. Specifically, with respect to the exchange of the Class F Notes or the Class G Notes for corresponding MASCOT Notes, the per annum interest rates payable on the MASCOT P&I Notes and the MASCOT Interest Only Notes shall be determined, on the date of such exchange, by the holder of the Class F Notes or the Class G Notes, as applicable, surrendered in such exchange. The aggregate interest rates of the Exchanged Notes received in the exchange shall equal the aggregate interest rate of the Exchangeable Notes surrendered for exchange. The MASCOT Interest Only Notes are not entitled to any payments of principal and shall have an Aggregate Outstanding Amount of zero.
(b)    (i) With respect to the exchange of the Class F Notes or the Class G Notes for corresponding MASCOT Notes, each of (A) the Aggregate Outstanding Amount of the MASCOT P&I Note received in the exchange and (B) the Aggregate Outstanding Notional Amount of the MASCOT Interest Only Notes received in the exchange shall equal the Aggregate Outstanding Amount of the Class F Notes or the Class G Notes, as applicable, exchanged. The MASCOT Interest Only Notes are not entitled to any payments of principal and have an Aggregate Outstanding Amount of zero.
(ii)    The aggregate Note Interest Rates of the Exchanged Notes received in the exchange must equal the aggregate Note Interest Rate of the Exchangeable Notes surrendered for exchange.
(c)    Exchanges of the Class F Notes or the Class G Notes for MASCOT Notes and any subsequent exchange of such MASCOT Notes for the Class F Notes or the Class G Notes may occur repeatedly.

(d)    With respect to an exchange of some or all of the Class F Notes or the Class G Notes, as applicable, the Holders of such MASCOT P&I Notes shall be entitled to exercise all the voting rights (including any rights as the Controlling Class) and objection rights that are allocated to such exchanged Class F Notes or Class G Notes, as applicable, and the Aggregate Outstanding Amount of such MASCOT P&I Notes shall be used to determine if the requisite percentage of Holders under this Indenture has voted, consented or otherwise given direction; provided that, in connection with any supplemental indenture that affects a Class of MASCOT Notes in a manner that is materially different from the effect of such supplemental indenture on the Class F Notes or the Class G Notes, as applicable, the Holders of the applicable MASCOT Notes shall vote as a separate class.
(e)    The Class F-X Notes and the Class G-X Notes are interest only notes that receive interest payments but do not receive principal payments. Interest on the MASCOT Interest Only Notes is calculated on a balance equal to the “Aggregate Outstanding Notional Amount,” which shall, as of any date, equal the Aggregate Outstanding Amount on such date of the related MASCOT P&I Note.
(f)    In order to effect an exchange of Exchangeable Notes, the Holder shall submit a duly executed Officer’s Certificate in substantially the form set forth in Exhibit T to the Note Administrator no earlier than ten (10) Business Days before the proposed exchange date and no later than five (5) Business Days before the proposed exchange date. Such Officer’s Certificate shall be in writing, and shall be sent to the Trustee and Note Administrator at its Corporate Trust Office. The Officer’s Certificate must be on the Holder’s letterhead, carry a medallion stamp guarantee and set forth the following information: (i) the CUSIP number of each Exchangeable Note and Exchanged Note; (ii) the Aggregate Outstanding Amount and the Aggregate Outstanding Notional Amount, as applicable, of the Notes to be exchanged; (iii) the Holder’s DTC participant name and number to be debited and credited; and (iv) the proposed exchange date. The exchange date with respect to any exchange may be any Business Day other than (1) the first or last Business Day of the month, (2) any Payment Date, (3) any Record Date or (4) any day between a Record Date and the next Payment Date. Any such notice shall become irrevocable on the second Business Day before the proposed exchange date. The Holder must pay the Note Administrator a fee equal to $5,000 for each exchange request and such fee must be received by the Note Administrator prior to the exchange date or such exchange shall not be effected. In addition, any Holder wishing to effect such an exchange must pay any other expenses related to such exchange, including any fees charged by DTC. The Note Administrator shall make the first payment on any Exchanged Note received by a Holder in an exchange transaction on the Payment Date related to the next Record Date following the effective date of such exchange. If the Exchanged Notes are Global Notes, such exchange shall be subject to the rules and procedures of DTC, and the Note Administrator shall have no responsibility with respect to the CUSIP eligibility of such Exchanged Notes. Any Holder requesting an exchange shall deliver any documents or information requested by the Issuer or Note Administrator in connection with such exchange. Upon compliance by the Holder with the foregoing requirements, the Note Administrator shall approve the instructions at DTC to effect any such exchange.

Section 2.17    Effect of Benchmark Replacement and the Benchmark Replacement Date.
(a)    After the occurrence of a Benchmark Transition Event and the related Benchmark Replacement Date with respect to the then-current Benchmark, such Benchmark and the related Benchmark Determination Date for such Benchmark shall be replaced with the applicable Benchmark Replacement on the Benchmark Determination Date for such Benchmark Replacement as determined by the Designated Transaction Representative. The Designated Transaction Representative shall provide written notice of such determination of the Benchmark Replacement to the Issuer, the Co-Issuer, the Advancing Agent, the Trustee, the Note Administrator (who will post such notice to the Note Administrator’s Website), the Servicer, the Calculation Agent (if different from the Note Administrator), the Collateral Manager and the 17g-5 Information Provider (who shall promptly post such notice to the 17g-5 Website) no later than the earlier of (i) five (5) Business Days after such determination of the Benchmark Replacement and (ii) five (5) Business Days before the related Benchmark Replacement Date. Notwithstanding the occurrence of a Benchmark Transition Event, amounts payable on the Notes shall be determined with respect to the then-current Benchmark (which may be Term SOFR as determined in accordance with methods specified in this Indenture) until the occurrence of the related Benchmark Replacement Date.
(b)    [Reserved].
(c)    In connection with the selection of a Benchmark Replacement, the Designated Transaction Representative shall have the right to direct the parties hereto to enter into a supplemental indenture in accordance with Section 8.1(b)(iv) to make any Benchmark Replacement Conforming Changes that the Designated Transaction Representative determines may be necessary or desirable to administer, implement or adopt the applicable Benchmark or the Benchmark Replacement and the related Benchmark Replacement Adjustment. Any failure to supplement this Indenture pursuant to Section 8.1(b)(iv) on or prior to the Benchmark Replacement Date shall not affect the implementation of a Benchmark Replacement on such Benchmark Replacement Date, it being understood such matters shall be binding upon the parties as described in clause (e) below pending the execution and delivery of any such amendment.
(d)    Any determination, implementation, adoption, decision, proposal or election that may be made by the Designated Transaction Representative pursuant to this Section 2.17, with respect to any Benchmark Transition Event, Benchmark Replacement Date, Benchmark Replacement, Benchmark Replacement Adjustment or Benchmark Replacement Conforming Changes including any determination with respect to a tenor, observation period, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, shall be conclusive and binding on the parties hereto and the Noteholders absent manifest error, may be made in the sole discretion of the Designated Transaction Representative and may be relied upon by the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Calculation Agent, the Collateral Manager, the Servicer and the Special Servicer without investigation. If the Calculation Agent is not able to calculate the Benchmark Replacement designated by the Designated Transaction Representative, then the Designated Transaction Representative shall provide, on a monthly basis, to the Calculation Agent, the rate determined using such Benchmark Replacement.

(e)    Notwithstanding anything to the contrary in this Indenture, the Designated Transaction Representative may send any notices with respect to any Benchmark Transition Event, Benchmark Replacement Date, Benchmark Replacement, Benchmark Replacement Adjustment, Benchmark Replacement Conforming Changes or any other determination or selection made under this Section 2.17, by email (or other electronic communication).
(f)    Each holder of an interest in any Note or Preferred Share, by the acceptance of its interest, shall be deemed to have irrevocably (i) agreed to the provisions of this Section 2.17, (ii) agreed that the Designated Transaction Representative shall have no liability for any action taken or omitted by it or its agents in the performance of its role as Designated Transaction Representative and (iii) released the Designated Transaction Representative from any claim or action whatsoever relating to its performance as Designated Transaction Representative.
ARTICLE 3

CONDITIONS PRECEDENT; PLEDGED COLLATERAL INTERESTS
Section 3.1    General Provisions. The Notes to be issued on the Closing Date shall be executed by the Issuer and the Co-Issuer, with respect to the Offered Notes, or the Issuer, with respect to the Class F Notes and the Class G Notes, upon compliance with Section 3.2 and shall be delivered to the Authenticating Agent for authentication and thereupon the same shall be authenticated and delivered by the Authenticating Agent upon Issuer Request. The Issuer shall cause the following items to be delivered to the Trustee on or prior to the Closing Date:
(a)    an Officer’s Certificate of the Issuer (i) evidencing the authorization by Board Resolution of the execution and delivery of this Indenture, the Servicing Agreement, the Future Funding Agreement, the Placement Agreement and related documents, the execution, authentication and delivery of the Notes and specifying the Stated Maturity Date of each Class of Notes, the principal amount of each Class of Notes and the applicable Note Interest Rate of each Class of Notes to be authenticated and delivered, and (ii) certifying that (A) the attached copy of the Board Resolution is a true and complete copy thereof, (B) such resolutions have not been rescinded and are in full force and effect on and as of the Closing Date and (C) the Directors authorized to execute and deliver such documents hold the offices and have the signatures indicated thereon;
(b)    an Officer’s Certificate of the Co-Issuer (i) evidencing the authorization by Board Resolution of the execution and delivery of this Indenture and related documents, the execution, authentication and delivery of the Offered Notes and specifying the Stated Maturity Date of each Class of Offered Notes, the principal amount of each Class of Offered Notes and the applicable Note Interest Rate of each Class of Offered Notes to be authenticated and delivered, and (ii) certifying that (A) the attached copy of the Board Resolution is a true and complete copy thereof, (B) such resolutions have not been rescinded and are in full force and effect on and as of the Closing Date and (C) each Officer authorized to execute and deliver the documents referenced in clause (b)(i) above holds the office and has the signature indicated thereon;
(c)    an opinion of Sidley Austin LLP, special U.S. counsel to the Co-Issuers, the Seller, the Collateral Manager, the Retention Holder and certain Affiliates thereof (which opinions may be limited to the laws of the State of New York and the federal law of the United States and may assume, among other things, the correctness of the representations and warranties made or deemed made by the owners of Notes pursuant to Sections 2.5(g), (h) and (i)) dated the Closing Date, as to certain enforceability matters of New York law and certain 1940 Act issues, United States federal income tax and securities law matters, in a form satisfactory to the Placement Agents;
(d)    an opinion of Sidley Austin LLP, special counsel to the Co-Issuers dated the Closing Date, relating to the validity of the Grant hereunder and the perfection of the Trustee’s security interest in the Collateral;
(e)    opinions of Sidley Austin LLP, U.S. counsel to the Issuer and the Co-Issuer dated the Closing Date, relating to certain bankruptcy matters, including opinions regarding certain true sale and non-consolidation matters, in each case, in a form satisfactory to the Placement Agents;
(f)    an opinion of Sidley Austin LLP, counsel to Seller dated the Closing Date, relating to certain U.S. credit risk retention rules, in a form satisfactory to the Placement Agents;
(g)    (i) opinions of Hogan Lovells, special counsel to BRSP Sub-REIT, dated as of the Closing Date, regarding certain 1940 Act issues and qualification and taxation of BRSP Sub-REIT as a REIT and (ii) an opinion of Hogan Lovells, special counsel to BrightSpire Capital, Inc., dated as of the Closing Date, regarding certain 1940 Act issues;
(h)    [reserved];
(i)    an opinion of Maples and Calder (Cayman) LLP, Cayman Islands counsel to the Issuer, dated the Closing Date, regarding certain issues of Cayman Islands law;
(j)    opinions of Richards, Layton & Finger P.A., special Delaware counsel to the Co-Issuer and the Retention Holder, dated the Closing Date, regarding certain issues of Delaware law and regarding authority to file bankruptcy;
(k)    an opinion of Richards, Layton & Finger P.A., special Delaware counsel to the Seller, the Securitization Sponsor, the Advancing Agent, the Future Funding Indemnitor, the Special Servicer, and the Collateral Manager, dated the Closing Date, regarding certain issues of Delaware law;
(l)    an opinion of Polsinelli P.C., counsel to the Servicer, dated the Closing Date, regarding certain issues of United States and New York law, entity matters and enforceability of agreements to which the Servicer is a party;
(m)    an opinion of Sidley Austin LLP, counsel to the Special Servicer dated the Closing Date, regarding certain issues of New York law;
(n)    an opinion of Alston & Bird LLP, counsel to Trustee;
(o)    an opinion of (i) in-house counsel of the Note Administrator, dated as of the Closing Date, regarding certain matters of United States law and (ii) Alston & Bird LLP, counsel to the Note Administrator;

(p)    an opinion of counsel to the Issuer, regarding certain matters of Minnesota law with respect to the Minnesota Collateral;
(q)    an Officer’s Certificate given on behalf of the Issuer and without personal liability, stating that the Issuer is not in Default under this Indenture and that the issuance of the Securities by the Issuer will not result in a breach of any of the terms, conditions or provisions of, or constitute a Default under, the Governing Documents of the Issuer, any indenture or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any Proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject; that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Notes applied for and all conditions precedent provided in the Preferred Share Paying Agency Agreement relating to the issuance by the Issuer of the Preferred Shares have been complied with and that all expenses due or accrued with respect to the offering or relating to actions taken on or in connection with the Closing Date have been paid;
(r)    an Officer’s Certificate given on behalf of the Co-Issuer stating that the Co-Issuer is not in Default under this Indenture and that the issuance of the Offered Notes by the Co-Issuer will not result in a breach of any of the terms, conditions or provisions of, or constitute a Default under, the Governing Documents of the Co-Issuer, any indenture or other agreement or instrument to which the Co-Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any Proceeding to which the Co-Issuer is a party or by which it may be bound or to which it may be subject; that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Notes applied for have been complied with and that all expenses due or accrued with respect to the offering or relating to actions taken on or in connection with the Closing Date have been paid;
(s)    executed counterparts of the Collateral Interest Purchase Agreement, the Servicing Agreement, the Collateral Management Agreement, the Advisory Committee Member Agreements, the Participation Agreements, the Amended Participation Agreements, the Future Funding Agreement, the Placement Agreement, the Preferred Share Paying Agency Agreement, the EU/UK Risk Retention Letter and the Securities Account Control Agreement;
(t)    an Accountants’ Report on applying Agreed-Upon Procedures with respect to certain information concerning the Closing Date Collateral Interests in the data tape, dated July 25, 2024, an Accountants’ Report on applying Agreed-Upon Procedures with respect to certain information concerning the Closing Date Collateral Interests in the Preliminary Offering Memorandum of the Co-Issuers, dated July 25, 2024, an Accountant’s Report on applying Agreed-Upon Procedures with respect to certain information concerning the Closing Date Collateral Interests in the Offering Memorandum, dated August 2, 2024;
(u)    evidence of preparation for filing at the appropriate filing office in the District of Columbia of a financing statement, on behalf of the Issuer, relating to the perfection of the lien of this Indenture in that Collateral in which a security interest may be perfected by filing under the UCC;

(v)    an Issuer Order executed by the Issuer and the Co-Issuer, with respect to the Offered Notes, or the Issuer, with respect to the Class F Notes and the Class G Notes, directing the Authenticating Agent to (i) authenticate the Notes specified therein, in the amounts set forth therein and registered in the name(s) set forth therein and (ii) deliver the authenticated Notes as directed by the Issuer and the Co-Issuer; and
(w)    the Future Funding Indemnitor certification pursuant to Section 12.5(b).
Section 3.2    Security for Offered Notes. Prior to the issuance of the Notes on the Closing Date, the Issuer shall cause the following conditions to be satisfied:
(a)    Grant of Security Interest; Delivery of Collateral Interests. The Grant pursuant to the Granting Clauses of this Indenture of all of the Issuer’s right, title and interest in and to the Collateral and the transfer of all Closing Date Collateral Interests acquired in connection therewith purchased by the Issuer on the Closing Date (as set forth in Schedule A) to the Trustee, without recourse (except as expressly provided in each applicable Collateral Interest Purchase Agreement), in the manner provided in Section 3.3(a) and the crediting to the Custodial Account by the Securities Intermediary of such Closing Date Collateral Interests.
(b)    Certificate of the Issuer. A certificate of an Authorized Officer of the Issuer given on behalf of the Issuer and without personal liability, dated as of the Closing Date, delivered to the Trustee and the Note Administrator, to the effect that, in the case of each Closing Date Collateral Interest pledged to the Trustee for inclusion in the Collateral on the Closing Date and immediately prior to the delivery thereof on the Closing Date:
(i)    the Issuer is the owner of such Closing Date Collateral Interest free and clear of any liens, claims or encumbrances of any nature whatsoever except for those which are being released on the Closing Date;
(ii)    the Issuer has acquired its ownership in such Closing Date Collateral Interest in good faith without notice of any adverse claim, except as described in paragraph (i) above;
(iii)    the Issuer has not assigned, pledged or otherwise encumbered any interest in such Closing Date Collateral Interest (or, if any such interest has been assigned, pledged or otherwise encumbered, it has been released) other than interests Granted pursuant to this Indenture;
(iv)    the Loan Documents with respect to such Closing Date Collateral Interest do not prohibit the Issuer from Granting a security interest in and assigning and pledging such Closing Date Collateral Interest to the Trustee;
(v)    the information set forth with respect to each such Closing Date Collateral Interest in Schedule A is true correct;
(vi)    the Closing Date Collateral Interests included in the Collateral satisfy the requirements of Section 3.2(a);

(vii)    (1)    the Grant pursuant to the Granting Clauses of this Indenture shall, upon execution and delivery of this Indenture by the parties hereto, result in a valid and continuing security interest in favor of the Trustee for the benefit of the Secured Parties in all of the Issuer’s right, title and interest in and to the Closing Date Collateral Interests pledged to the Trustee for inclusion in the Collateral on the Closing Date; and
(2)    upon the delivery of (A) with respect to each Collateral Interest that is not a Non-Custody Collateral Interest, each mortgage note evidencing the obligation of the related borrower under the related Mortgage Loan and mezzanine note (if any) and participation certificate (if any) evidencing such Closing Date Collateral Interest, as applicable, and (B) with respect to the Non-Custody Collateral Interest, the participation certificate evidencing such Closing Date Collateral Interest, in each case to the Custodian on behalf of the Trustee, at the Custodian’s office in Minneapolis, Minnesota, the Trustee’s security interest in all Closing Date Collateral Interests shall be a validly perfected, first priority security interest under the UCC as in effect in the State of Minnesota.
(c)    Rating Letters. The Issuer and/or Co-Issuer’s receipt of a signed letter from the Rating Agencies confirming that (i) the Class A Notes have been issued with a rating of at least “Aaa(sf)” by Moody’s and “AAAsf” by Fitch, (ii) the Class A-S Notes be issued with a rating of “AAAsf” by Fitch, (iii) the Class B Notes be issued with a rating of at least “AA-sf” by Fitch, (iv) the Class C Notes be issued with a rating of at least “A-sf” by Fitch, (v) the Class D Notes be issued with a rating of at least “BBBsf” by Fitch, (vi) the Class E Notes be issued with a rating of at least “BBB-sf” by Fitch, (vii) the Class F Notes be issued with a rating of at least “BB-sf” by Fitch and (viii) the Class G Notes be issued with a rating of at least “B-sf” by Fitch, and that such ratings are in full force and effect on the Closing Date.
(d)    Accounts. Evidence of the establishment of the Payment Account, the Preferred Share Distribution Account, the Reinvestment Account, the Unused Proceeds Account, the Custodial Account, the Collection Account and the Participated Loan Collection Account.
(e)    Deposit to Unused Proceeds Account. On the Closing Date, the Issuer shall deposit into the Unused Proceeds Account from the gross proceeds of the offering of the Notes, approximately U.S.$84,822,636.
(f)    Issuance of Preferred Shares. The Issuer shall have confirmed that the Preferred Shares have been, or contemporaneously with the issuance of the Notes will be, (i) issued by the Issuer and (ii) acquired in their entirety by the Retention Holder.
Section 3.3    Transfer of Collateral.
(a)    Computershare Trust Company, National Association, acting through its Document Custody division (including, as applicable, any agents or affiliates utilized thereby), as document custodian (in such capacity, the “Custodian”), is hereby appointed as Custodian to hold all of the participation certificates and, other than with respect to any Non-Custody Collateral Interests, mortgage notes (if any) or mezzanine notes (if any) required to be delivered to it by the Issuer on the Closing Date or on the closing date of the acquisition of any Reinvestment Collateral Interest or

Exchange Collateral Interest, at its office in Minneapolis, Minnesota. Any successor to the Custodian shall be a U.S. state or national bank or trust company that is not an Affiliate of the Issuer or the Co-Issuer and has capital and surplus of at least $200,000,000 and whose long-term unsecured debt obligations is rated at least “Baa1” by Moody’s and at least “A” by Fitch. Subject to the limited right to relocate Collateral set forth in Section 7.5(b), the Custodian shall hold all Loan Documents at its Corporate Trust Office.
(b)    All Eligible Investments and other investments purchased in accordance with this Indenture in the respective Accounts in which the funds used to purchase such investments shall be held in accordance with Article 10 and, in respect of each Indenture Account, the Trustee on behalf of the Secured Parties shall have entered into a securities account control agreement with the Issuer, as debtor and Computershare Trust Company, National Association, as “securities intermediary” (within the meaning of Section 8-102(a)(14) of the UCC as in effect in the State of New York) (together with its permitted successors and assigns in the trusts hereunder, the “Securities Intermediary”), and the Trustee, as secured party (the “Securities Account Control Agreement”) providing, inter alia, that the establishment and maintenance of such Indenture Account will be governed by the law of the State of New York. The security interest of the Trustee in Collateral shall be perfected and otherwise evidenced as follows:
(i)    in the case of Collateral consisting of Security Entitlements, by the Issuer (A) causing the Securities Intermediary, in accordance with the Securities Account Control Agreement, to indicate by book entry that a Financial Asset has been credited to the Custodial Account and (B) causing the Securities Intermediary to agree pursuant to the Securities Account Control Agreement that it will comply with Entitlement Orders originated by or on behalf of the Trustee with respect to each such Security Entitlement without further consent by the Issuer;
(ii)    in the case of Collateral consisting of Instruments or Certificated Securities (the “Minnesota Collateral”), to the extent that any such Minnesota Collateral does not constitute a Financial Asset forming the basis of a Security Entitlement acquired by the Trustee pursuant to clause (i), by the Issuer causing (A) the Custodian, on behalf of the Trustee, to acquire possession of such Minnesota Collateral in the State of Minnesota or (B) another Person (other than the Issuer or a Person controlling, controlled by, or under common control with, the Issuer) (1) to (x) take possession of such Minnesota Collateral in the State of Minnesota and (y) authenticate a record acknowledging that it holds such possession for the benefit of the Trustee or (2) to (x) authenticate a record acknowledging that it will hold possession of such Minnesota Collateral for the benefit of the Trustee and (y) take possession of such Minnesota Collateral in the State of Minnesota;
(iii)    in the case of Collateral consisting of General Intangibles and all other Collateral of the Issuer in which a security interest may be perfected by filing a financing statement under Article 9 of the UCC as in effect in the District of Columbia, filing or causing the filing of a UCC financing statement naming the Issuer as debtor and the Trustee as secured party, which financing statement reasonably identifies all such Collateral, with the Recorder of Deeds of the District of Columbia;

(iv)    in the case of Collateral consisting of General Intangibles, causing the registration of the security interests granted under this Indenture in the register of mortgages and charges of the Issuer maintained at the Issuer’s registered office in the Cayman Islands; and
(v)    in the case of Collateral consisting of Cash on deposit in any Servicing Account managed by the Servicer or Special Servicer pursuant to the terms of the Servicing Agreement, to deposit such Cash in a Servicing Account, which Servicing Account is in the name of the Servicer or Special Servicer on behalf of the Trustee.
(c)    The Issuer shall prepare and file or cause to be filed, at the Issuer’s expense, a UCC Financing Statement describing the Issuer as debtor, the Trustee as secured party and the collateral covered thereby as “all assets of the Debtor, whether now owned or existing or hereafter acquired or arising (other than the Excepted Property)” (and that defines “Excepted Property” in accordance with its definition herein) or words of similar effect or import notwithstanding that such collateral description may be broader in scope than the Collateral described in this Indenture.
(d)    Without limiting the foregoing, the Trustee shall cause the Note Administrator to take such different or additional action as the Trustee may be advised by advice of counsel to the Trustee, Note Administrator or the Issuer (delivered to the Trustee and the Note Administrator) is reasonably required in order to maintain the perfection and priority of the security interest of the Trustee in the event of any change in applicable law or regulation, including Articles 8 and 9 of the UCC and Treasury Regulations governing transfers of interests in Government Items (it being understood that the Note Administrator shall be entitled to rely upon an Opinion of Counsel, including an Opinion of Counsel delivered in accordance with Section 3.1(d), as to the need to file any financing statements or continuation statements, the dates by which such filings are required to be made and the jurisdictions in which such filings are required to be made).
(e)    Without limiting any of the foregoing, in connection with each Grant of a Collateral Interest hereunder, the Issuer shall deliver (or cause to be delivered by the Seller) to the Custodian the following documents (collectively, the “Collateral Interest File”):
(i)    if such Collateral Interest is a Mortgage Loan or Mezzanine Loan:
(1)    the original mortgage note or promissory note, as applicable, and, if applicable, mezzanine promissory notes bearing, or accompanied by, all intervening endorsements, endorsed in blank or endorsed “Pay to the order of BRSP 2024-FL2, Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands” and signed in the name of the last endorsee by an authorized Person, and if endorsed to the Issuer, an endorsement in blank from the Issuer;
(2)    an original of any participation certificate together with any and all intervening endorsements thereon, endorsed in blank on its face or by endorsement or stock power attached thereto (without recourse, representation or warranty, express or implied);

(3)    an original of any participation agreement relating to any item of collateral that is not evidenced by a promissory note;
(4)    an original blanket assignment of all unrecorded documents with respect to such Mortgage Loan or Mezzanine Loan to the Issuer or in the name of the Issuer, in each case in form and substance acceptable for recording;
(5)    the original of any related guarantee;
(6)    with respect to a Mortgage Loan, the original mortgage with evidence of recording thereon, or a copy thereof together with an Officer’s Certificate of the Issuer (or the Seller) certifying that such represents a true and correct copy of the original and that such original has been submitted or delivered to an escrow agent for recordation in the appropriate governmental recording office of the jurisdiction where the encumbered property is located, in which case, recordation information shall not be required;
(7)    the originals of all assumption, modification, consolidation or extension agreements with evidence of recording thereon (or a copy thereof together with an Officer’s Certificate of the Issuer (or the Seller) certifying that such represents a true and correct copy of the original and that such original has been submitted or delivered to an escrow agent for recordation in the appropriate governmental recording office of the jurisdiction where the encumbered property is located, in which case, recordation information shall not be required), together with any other recorded document relating to the Mortgage Loan or Mezzanine Loan otherwise included in the Collateral Interest File;
(8)    with respect to a Mortgage Loan, the original assignment of mortgage in blank or in the name of the Issuer, in form and substance acceptable for recording and signed in the name of the last endorsee;
(9)    with respect to a Mortgage Loan, the originals of all intervening assignments of mortgage (or copies thereof certified from the applicable recording office), if any, with evidence of recording thereon, showing an unbroken chain of title from the originator thereof to the last endorsee, or copies thereof together with an Officer’s Certificate of the Issuer certifying that such represent true and correct copies of the originals and that such originals have each been submitted or delivered to an escrow agent for recordation in the appropriate governmental recording office of the jurisdiction where the encumbered property is located, in which case, recordation information shall not be required;
(10)    with respect to a Mortgage Loan, an original or a copy (which may be in the form of an electronically issued title policy) mortgagee policy of title insurance or a conformed version of the mortgagee’s title insurance commitment either marked as binding for insurance or attached to an escrow closing letter, countersigned by the title company or its authorized agent if the original mortgagee’s title insurance policy has not yet been issued;

(11)    with respect to a Mortgage Loan, the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage Loan, if any;
(12)    with respect to a Mortgage Loan, the original assignment of leases and rents, if any, with evidence of recording thereon, or a copy thereof together with an Officer’s Certificate of the Issuer certifying that such copy represents a true and correct copy of the original that has been submitted or delivered to an escrow agent for recordation in the appropriate governmental recording office of the jurisdiction where the encumbered property is located, in which case, recordation information shall not be required;
(13)    with respect to a Mortgage Loan, the original assignment of any assignment of leases and rents endorsed in blank or in the name of the Issuer, in form and substance acceptable for recording;
(14)    a filed copy of the UCC-1 financing statements with evidence of filing thereon, and UCC-3 assignments in blank, which UCC-3 assignments shall be in form and substance acceptable for filing;
(15)    the original of any related loan agreement;
(16)    [reserved];
(17)    the original of the environmental indemnity agreement, if any;
(18)    the original of any general collateral assignment of all other documents held by the Issuer in connection with the Mortgage Loan or Mezzanine Loan;
(19)    an original of any disbursement letter from the collateral obligor to the original lender;
(20)    an original of the survey of the related Mortgaged Properties;
(21)    a copy of any property management agreements;
(22)    a copy of any ground leases;
(23)    a copy of any related environmental insurance policy and environmental report with respect to the related Mortgaged Properties;
(24)    with respect to any Mortgage Loan with related mezzanine or other subordinate debt (other than a Companion Participation), a copy of any related co-lender agreement, intercreditor agreement, subordination agreement or other similar agreement;

(25)    with respect to any Mortgage Loan secured by a hospitality property, a copy of any related franchise agreement, an original or copy of any comfort letter related thereto, if any, and if, pursuant to the terms of such comfort letter, the general assignment of the Mortgage Loan is not sufficient to transfer or assign the benefits of such comfort letter to the Issuer (as determined by the Issuer), a copy of the notice by the Seller to the franchisor of the transfer of such Mortgage Loan and/or a copy of the request for the issuance of a new comfort letter in favor of the Issuer (in each case, as and to the extent required pursuant to the terms of such comfort letter);
(26)    a copy of any opinion of counsel;
(27)    with respect to a Mezzanine Loan, the original pledge and security agreement (including, without limitation, all original membership certificates, equity interest powers in blank, acknowledgements and confirmations related thereto);
(28)    with respect to a Mezzanine Loan, an original or a copy (which may be in electronic form) of the lender’s UCC title insurance policy and a copy of the owner’s title insurance policy (with a mezzanine endorsement and assignment of title proceeds) or a conformed version of the lender’s UCC title insurance policy commitment or owner’s title insurance policy commitment, as applicable, either marked as binding for insurance or attached to an escrow closing letter, countersigned by the title company or its authorized agent if such original title insurance policy has not yet been issued;
(ii)    if such Collateral Interest is a Participation:
(1)    (a) with respect to any Custody Collateral Interest, each of the documents specified in clause (i) above with respect to the related Participated Loan and (b) with respect to any Non-Custody Collateral Interest, a copy of each of the documents specified in clause (i) above with respect to the related Participated Loan;
(2)    an original or a copy of the related Participation Agreement or Amended Participation Agreement, as applicable;
(3)    an original of any participation certificate evidencing such Participation in the name of the Issuer;
(4)    a copy of any related companion participation certificate; and
(5)    an original assignment of the participation certificate evidencing such Participation endorsed in blank by the Issuer.
With respect to any documents which have been delivered or are being delivered to recording offices for recording and have not been returned to the Issuer (or the Seller) in time to permit their delivery hereunder at the time required, the Issuer (or the Seller) shall deliver such original recorded documents to the Custodian promptly when received by the Issuer (or the Seller) from the applicable recording office.
(f)    The execution and delivery of this Indenture by the Custodian shall constitute certification that (i) each original note and participation certificate, if applicable, and a copy of each Participation Agreement required to be delivered to the Custodian on behalf of the Trustee by the Issuer (or the Seller) and all allonges thereto, if any, have been received by the Custodian (directly or through a bailee); and (ii) such original note and participation certificate, if applicable, has been reviewed by the Custodian and (A) appears regular on its face (handwritten additions, changes or corrections shall not constitute irregularities if initialed), (B) appears to have been executed and (C) purports to relate to the related Collateral Interest. The Custodian agrees to review or cause to be reviewed the Collateral Interest Files within sixty (60) days after the Closing Date, and to deliver to the Issuer, the Note Administrator, the Servicer, the Collateral Manager and the Trustee a certification in substantially the form set forth in Exhibit K, indicating, subject to any exceptions found by it in such review (and any related exception report and any subsequent reports thereto shall be delivered to the other parties hereto, the Servicer in electronic format, including Excel-compatible format), (A) those documents referred to in Section 3.3(e) that have been received, and (B) that such documents have been executed, appear on their face to be what they purport to be, purport to be recorded or filed (as applicable) and have not been torn, mutilated or otherwise defaced, and appear on their faces to relate to the Collateral Interest. The Custodian shall have no responsibility for reviewing the Collateral Interest File except as expressly set forth in this Section 3.3(f). None of the Trustee, the Note Administrator, and the Custodian shall be under any duty or obligation to inspect, review, or examine any such documents, instruments or certificates to independently determine that they are valid, genuine, enforceable, legally sufficient, duly authorized, or appropriate for the represented purpose, whether the text of any assignment or endorsement is in proper or recordable form (except to determine if the endorsement conforms to the requirements of Section 3.3(e)), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, to independently determine that any document has actually been filed or recorded in the appropriate office, that any document is other than what it purports to be on its face, or whether the title insurance policies relate to the Mortgaged Property.
(g)    No later than the one hundred twentieth (120th) day after the Closing Date, and every quarter thereafter until all exceptions are cleared, the Custodian shall (i) deliver to the Issuer, with a copy to the Note Administrator, the Trustee, the Collateral Manager and the Servicer an exception report (which report and any updates or modifications thereto shall be delivered in electronic format, including Excel-compatible format) as to any remaining documents that are required to be, but are not in the Collateral Interest File and (ii) request that the Issuer cause such document deficiency to be cured.
(h)    Without limiting the generality of the foregoing:
(i)    from time to time upon the request of the Trustee, the Collateral Manager, Servicer or Special Servicer, the Issuer shall deliver (or cause to be delivered) to the Custodian any Loan Document in the possession of the Issuer and not previously delivered hereunder (including originals of Loan Documents not previously required to be delivered as originals) and as to which the Trustee, Collateral Manager, Servicer or Special Servicer, as applicable, shall have reasonably determined, or shall have been advised, to be necessary or appropriate for the administration of such Collateral Interest hereunder or under the Servicing Agreement or for the protection of the security interest of the Trustee under this Indenture;
(ii)    upon request of the Issuer, in connection with any delivery of documents to the Custodian pursuant to Section 3.3(h)(i), the Custodian shall deliver to the Collateral Manager and the Servicer, on behalf of the Issuer, a Certification in substantially the form set forth in Exhibit K acknowledging the receipt of such documents by the Custodian and that it is holding such documents subject to the terms of this Indenture; and from time to time upon request of the Collateral Manager, the Servicer or the Special Servicer, the Custodian shall, upon delivery by the Collateral Manager, the Servicer or Special Servicer, as applicable, of a Request for Release in substantially the form set forth in Exhibit L, release to the Collateral Manager, the Servicer or the Special Servicer, as applicable, such of the Loan Documents then in its custody as the Collateral Manager, the Servicer or Special Servicer, as applicable, reasonably so requests. By submission of any such Request for Release, the Collateral Manager, the Servicer or the Special Servicer, as applicable, shall be deemed to have represented and warranted that it has determined in accordance with the Collateral Management Standard or the Servicing Standard, respectively, set forth in the Collateral Management Agreement or the Servicing Agreement, as the case may be, that the requested release is necessary for the administration of such Collateral Interest hereunder or under the Collateral Management Agreement or under the Servicing Agreement or for the protection of the security interest of the Trustee under this Indenture. The Collateral Manager, the Servicer or the Special Servicer shall return to the Custodian each Loan Document released from custody pursuant to this Section 3.3(h)(ii) within twenty (20) Business Days of receipt thereof (except such Loan Documents as are released in connection with a sale, exchange or other disposition, in each case only as permitted under this Indenture, of the related Collateral Interest that is consummated within such twenty (20)-Business Day period). Notwithstanding the foregoing provisions of this Section 3.3(h)(ii), any note, participation certificate or other instrument evidencing a Pledged Collateral Interest shall be released only for the purpose of (1) a sale, exchange or other disposition of such Pledged Collateral Interest that is permitted in accordance with the terms of this Indenture, (2) presentation, collection, renewal or registration of transfer of such Collateral Interest or (3) in the case of any note, in connection with a payment in full of all amounts owing under such note, in each case, solely as identified accordingly in the Request for Release. The Custodian shall not be responsible for the contents of any Collateral Interest File while not in the Custodian’s possession pursuant to a Request for Release.
(i)    As of the Closing Date (with respect to the Collateral owned or existing as of the Closing Date) and each date on which any Collateral is acquired (only with respect to each Collateral so acquired or arising after the Closing Date), the Issuer represents and warrants as follows:
(i)    this Indenture creates a valid and continuing security interest (as defined in the UCC) in the Collateral in favor of the Trustee for the benefit of the Secured Parties, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Issuer;

(ii)    the Issuer owns and has good and marketable title to such Collateral free and clear of any lien, claim or encumbrance of any Person;
(iii)    in the case of each Collateral, the Issuer has acquired its ownership in such Collateral in good faith without notice of any adverse claim as defined in Section 8-102(a)(1) of the UCC as in effect on the date hereof;
(iv)    other than the security interest granted to the Trustee for the benefit of the Secured Parties pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral;
(v)    the Issuer has not authorized the filing of, and is not aware of, any financing statements against the Issuer that include a description of collateral covering the Collateral other than any financing statement (x) relating to the security interest granted to the Trustee for the benefit of the Secured Parties hereunder or (y) that has been terminated; the Issuer is not aware of any judgment lien, Pension Benefit Guarantee Corporation lien or tax lien filings against the Issuer;
(vi)    the Issuer has received all consents and approvals required by the terms of each Collateral and the Transaction Documents to grant to the Trustee its interest and rights in such Collateral hereunder;
(vii)    the Issuer has caused or will have caused, within ten (10) days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collateral granted to the Trustee for the benefit of the Secured Parties hereunder;
(viii)    all of the Collateral constitutes one or more of the following categories: an Instrument, a General Intangible, a Certificated Security or an uncertificated security, or a Financial Asset in which a Security Entitlement has been created and that has been or will have been credited to a securities account and proceeds of all the foregoing;
(ix)    the Securities Intermediary has agreed to treat all Collateral credited to the Custodial Account as a Financial Asset;
(x)    the Issuer has delivered a fully executed Securities Account Control Agreement pursuant to which the Securities Intermediary has agreed to comply with all instructions originated by the Trustee or the Note Administrator on its behalf relating to the Indenture Accounts without further consent of the Issuer; none of the Indenture Accounts is in the name of any Person other than the Issuer, the Note Administrator or the Trustee; the Issuer has not consented to the Securities Intermediary to comply with any Entitlement Orders in respect of the Indenture Accounts and any Security Entitlement credited to any of the Indenture Accounts originated by any Person other than the Trustee or the Note Administrator on behalf of the Trustee;
(xi)    (A) all original executed copies of each promissory note, participation certificate or other writings that constitute or evidence any pledged obligation that constitutes an Instrument have been delivered to the Custodian for the benefit of the Trustee and (B) none of the promissory notes, participation certificates or other writings that constitute or evidence such collateral has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed by the Issuer to any Person other than the Trustee;
(xii)    each of the Indenture Accounts constitutes a Securities Account in respect of which Computershare Trust Company, National Association has agreed to be Securities Intermediary pursuant to the Securities Account Control Agreement on behalf of the Trustee as secured party under this Indenture.
(j)    The Note Administrator shall cause all Eligible Investments delivered to the Note Administrator on behalf of the Issuer (upon receipt by the Note Administrator thereof) to be promptly credited to the applicable Account.
ARTICLE 4

SATISFACTION AND DISCHARGE
Section 4.1    Satisfaction and Discharge of Indenture. This Indenture shall be discharged and shall cease to be of further effect except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) the rights, protections, indemnities and immunities of the Note Administrator (in each of its capacities), the Custodian and the Trustee and the specific obligations set forth below hereunder, (v) the rights, obligations and immunities of the Collateral Manager hereunder, under the Collateral Management Agreement and under the Servicing Agreement, and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property deposited with the Custodian or Securities Intermediary (on behalf of the Trustee) and payable to all or any of them (and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture) when:
(a)    (i)    either:
(1)    all Notes theretofore authenticated and delivered to Noteholders (other than (A) Notes which have been mutilated, defaced, destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.6 and (B) Notes for which payment has theretofore irrevocably been deposited in trust and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 7.3) have been delivered to the Notes Registrar for cancellation; or
(2)    all Notes not theretofore delivered to the Notes Registrar for cancellation (A) have become due and payable, or (B) shall become due and payable at their Stated Maturity Date within one year, or (C) are to be called for redemption pursuant to Article 9 under an arrangement satisfactory to the Note Administrator for the giving of notice of redemption by the Issuer and the Co-Issuer pursuant to Section 9.3 and either (x) the Issuer has irrevocably deposited or caused to be deposited with the Note Administrator, Cash or non-callable direct obligations of the

United States of America; which obligations are entitled to the full faith and credit of the United States of America or are debt obligations which are rated “Aaa” by Moody’s and “AAA” by Fitch in an amount sufficient, as recalculated by a firm of Independent nationally-recognized certified public accountants, to pay and discharge the entire indebtedness (including, in the case of a redemption pursuant to Section 9.1, the Redemption Price) on such Notes not theretofore delivered to the Note Administrator for cancellation, for principal and interest to the date of such deposit (in the case of Notes which have become due and payable), or to the respective Stated Maturity Date or the respective Redemption Date, as the case may be or (y) in the event all of the Collateral is liquidated following the satisfaction of the conditions specified in Article 5, the Issuer shall have deposited or caused to be deposited with the Note Administrator, all proceeds of such liquidation of the Collateral, for payment in accordance with the Priority of Payments;
(ii)    the Issuer and the Co-Issuer have paid or caused to be paid all other sums then due and payable hereunder (including any amounts then due and payable pursuant to the Collateral Management Agreement and the Servicing Agreement) by the Issuer and Co-Issuer and no other amounts are scheduled to be due and payable by the Issuer other than Dissolution Expenses; and
(iii)    the Co-Issuers have delivered to the Trustee and the Note Administrator Officer’s Certificates and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with;
provided, however, that in the case of clause (a)(i)(2)(x) above, the Issuer has delivered to the Trustee and the Note Administrator an opinion of Sidley Austin LLP or an opinion of another tax counsel of nationally recognized standing in the United States experienced in such matters to the effect that the Noteholders would recognize no income gain or loss for U.S. federal income tax purposes as a result of such deposit and satisfaction and discharge of this Indenture; or
(b)    (i)    each of the Co-Issuers has delivered to the Trustee and the Note Administrator a certificate stating that (1) there is no Collateral (other than (x) the Collateral Management Agreement, the Servicing Agreement and the Servicing Accounts related thereto and the Securities Account Control Agreement and the Indenture Accounts related thereto and (y) Cash in an amount not greater than the Dissolution Expenses) that remain subject to the lien of this Indenture, and (2) all funds on deposit in or to the credit of the Accounts have been distributed in accordance with the terms of this Indenture or have otherwise been irrevocably deposited with the Servicer under the Servicing Agreement for such purpose; and
(ii)    the Co-Issuers have delivered to the Note Administrator and the Trustee Officer’s Certificates and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.
Notwithstanding the satisfaction and discharge of this Indenture, the rights and obligations of the Issuer, the Co-Issuer, the Trustee, the Note Administrator, and, if applicable, the Noteholders, as the case may be, under Sections 2.7, 4.2, 5.4(d), 5.9, 5.18, 6.7, 7.3 and 14.12 shall survive.

Section 4.2    Application of Amounts held in Trust. All amounts deposited with the Note Administrator pursuant to Section 4.1 shall be held in trust and applied by it in accordance with the provisions of the Notes and this Indenture (including, without limitation, the Priority of Payments) to the payment of the principal and interest, either directly or through any Paying Agent, as the Note Administrator may determine, and such amounts shall be held in a segregated account identified as being held in trust for the benefit of the Secured Parties.
Section 4.3    Repayment of Amounts Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all amounts then held by any Paying Agent, upon demand of the Issuer and the Co-Issuer, shall be remitted to the Note Administrator to be held and applied pursuant to Section 7.3 and, in the case of amounts payable on the Notes, in accordance with the Priority of Payments and thereupon such Paying Agent shall be released from all further liability with respect to such amounts.
Section 4.4    Limitation on Obligation to Incur Company Administrative Expenses. If at any time after an Event of Default has occurred and the Notes have been declared immediately due and payable, the sum of (i) Eligible Investments, (ii) Cash and (iii) amounts reasonably expected to be received by the Issuer with respect to the Collateral Interests in Cash during the current Due Period (as certified by the Collateral Manager in its reasonable judgment) is less than the sum of Dissolution Expenses and any accrued and unpaid Company Administrative Expenses, then notwithstanding any other provision of this Indenture, the Issuer shall no longer be required to incur Company Administrative Expenses as otherwise required by this Indenture to any Person, other than with respect to fees and indemnities of, and other payments, charges and expenses incurred in connection with opinions, reports or services to be provided to or for the benefit of, the Trustee, the Note Administrator, or any of their respective Affiliates. Any failure to pay such amounts or provide or obtain such opinions, reports or services no longer required hereunder shall not constitute a Default hereunder.
ARTICLE 5

REMEDIES
Section 5.1    Events of Default.
“Event of Default,” wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):
(a)    a default in the payment of any interest on any of the Class A Notes, the Class A-S Notes or the Class B Notes (or, if none of the Class A Notes, the Class A-S Notes or the Class B Notes are Outstanding, any Note of the most senior Class Outstanding) when the same becomes due and payable and the continuation of any such default for three (3) Business Days after a Trust Officer of the Note Administrator has actual knowledge or receives notice from any holder of Notes of such payment default; provided that in the case of a failure to disburse funds due to an administrative error or omission by the Collateral Manager, Note Administrator, Trustee or any paying agent, such failure continues for five (5) Business Days after a trust officer of the Note

Administrator receives written notice or has actual knowledge of such administrative error or omission; or
(b)    a default in the payment of principal (or the related Redemption Price, if applicable) of any Class of Notes when the same becomes due and payable, at its Stated Maturity Date or any Redemption Date; provided, in each case, that in the case of a failure to disburse funds due to an administrative error or omission by the Collateral Manager, Note Administrator, Trustee or any paying agent, such failure continues for five (5) Business Days after a trust officer of the Note Administrator receives written notice or has actual knowledge of such administrative error or omission;
(c)    the failure on any Payment Date to disburse amounts in excess of $500,000 available in the Payment Account in accordance with the Priority of Payments set forth under Section 11.1(a) (other than (i) a default in payment described in clause (a) or (b) above and (ii) unless the Holders of the Preferred Shares object, a failure to disburse any amounts to the Preferred Share Paying Agent for distribution to the Holders of the Preferred Shares), which failure continues for a period of three (3) Business Days or, in the case of a failure to disburse such amounts due to an administrative error or omission by the Note Administrator, Trustee or Paying Agent, which failure continues for five (5) Business Days;
(d)    any of the Issuer, the Co-Issuer or the pool of Collateral becomes an investment company required to be registered under the 1940 Act;
(e)    a default in the performance, or breach, of any other covenant or other agreement of the Issuer or Co-Issuer (other than the covenant to make the payments described in clauses (a), (b) or (c) above or to satisfy the Note Protection Tests) or any representation or warranty of the Issuer or Co-Issuer hereunder or in any certificate or other writing delivered pursuant hereto or in connection herewith proves to be incorrect in any material respect when made, and the continuation of such default or breach for a period of 30 days (or, if such default, breach or failure has an adverse effect on the validity, perfection or priority of the security interest granted hereunder, 15 days) after the Issuer, the Co-Issuer or the Collateral Manager has actual knowledge thereof or after notice thereof to the Issuer and the Co-Issuer by the Trustee or to the Issuer, the Co-Issuer, the Collateral Manager and the Trustee by Holders of at least 25% of the Aggregate Outstanding Amount of the Controlling Class;
(f)    the entry of a decree or order by a court having competent jurisdiction adjudging the Issuer or the Co-Issuer as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer or the Co-Issuer under the Bankruptcy Code, or any bankruptcy, insolvency, reorganization or similar law enacted under the laws of the Cayman Islands or any other applicable law, or appointing a receiver, liquidator, assignee, or sequestrator (or other similar official) of the Issuer or the Co-Issuer or of any substantial part of its property, respectively, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

(g)    the institution by the Issuer or the Co-Issuer of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Bankruptcy Code, or any bankruptcy, insolvency, reorganization or similar law enacted under the laws of the Cayman Islands or any other similar applicable law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Issuer or the Co-Issuer or of any substantial part of its property, respectively, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of any action by the Issuer in furtherance of any such action;
(h)    one or more final judgments being rendered against the Issuer or the Co-Issuer which exceed, in the aggregate, $1,000,000 and which remain unstayed, undischarged and unsatisfied for 30 days after such judgment(s) becomes nonappealable, unless adequate funds have been reserved or set aside for the payment thereof, and unless (except as otherwise specified in writing by the Rating Agencies) a No Downgrade Confirmation has been received from the Rating Agencies; or
(i)    the Issuer loses its status as a Qualified REIT Subsidiary or other disregarded entity of BRSP Sub-REIT or another REIT for U.S. federal income tax purposes, unless (A) within 90 days, the Issuer either (1) delivers an opinion of tax counsel of nationally recognized standing in the United States experienced in such matters to the effect that, notwithstanding the Issuer’s loss of Qualified REIT Subsidiary or disregarded entity status for U.S. federal income tax purposes, the Issuer is not, and has not been, an association (or publicly traded partnership or taxable mortgage pool) taxable as a corporation, or is not, and has not been, otherwise subject to U.S. federal income tax on a net basis and the Noteholders are not otherwise materially adversely affected by the loss of Qualified REIT Subsidiary or disregarded entity status for U.S. federal income tax purposes or (2) receives an amount from the Preferred Shareholders sufficient to discharge in full the amounts then due and unpaid on the Notes and amounts and expenses described in clauses (1) through (4) and (19) under Section 11.1(a)(i) in accordance with the Priority of Payments or (B) all Classes of the Notes are subject to a Tax Redemption announced by the Issuer in compliance with this Indenture, and such redemption has not been rescinded.
Upon becoming aware of the occurrence of an Event of Default, the Issuer, shall promptly notify (or shall procure the prompt notification of) the Trustee, the Note Administrator, the Servicer, the Special Servicer, the Preferred Share Paying Agent and the Preferred Shareholders in writing. If the Collateral Manager or Note Administrator has actual knowledge of the occurrence of an Event of Default, the Collateral Manager or Note Administrator shall promptly notify, in writing, the Trustee, the Noteholders and the Rating Agencies of the occurrence of such Event of Default.
Section 5.2    Acceleration of Maturity; Rescission and Annulment.
(a)    If an Event of Default shall occur and be continuing (other than the Events of Default specified in Section 5.1(f) or 5.1(g)), the Trustee may (and shall at the direction of a Majority, by outstanding principal amount, of each Class of Offered Notes voting as a separate Class (excluding any Notes owned by the Collateral Manager or any of its Affiliates), or if no Class of Offered Notes is outstanding, a majority, by outstanding principal amount, of the Class F Notes and the Class F-E Notes or, if no Class of Offered Notes, Class F Notes or Class F-E Notes are outstanding, a majority by outstanding principal amount, of the Class G Notes and the Class G-E Notes), declare the principal of and accrued and unpaid interest on all the Notes to be immediately due and payable (and any such acceleration shall automatically terminate the Reinvestment Period). Upon any such declaration such principal, together with all accrued and unpaid interest thereon, and other amounts payable thereunder in accordance with the Priority of Payments will become immediately due and payable. If an Event of Default described in Section 5.1(f) or 5.1(g) occurs, such an acceleration shall occur automatically and without any further action, and any such acceleration shall automatically terminate the Reinvestment Period. If the Notes are accelerated, payments shall be made in the order and priority set forth in Section 11.1(a).
(b)    At any time after such a declaration of acceleration of Maturity of the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as hereinafter provided in this Article 5, a Majority of each Class of Offered Notes (voting as a separate Class) or, if no Class of Offered Notes is outstanding, a Majority of the Class F Notes, the Class F-E Notes, the Class G Notes and the Class G-E Notes, other than with respect to an Event of Default specified in Section 5.1(d), 5.1(f), 5.1(g) or 5.1(i), by written notice to the Issuer, the Co-Issuer and the Trustee, may rescind and annul such declaration and its consequences if:
(i)    the Issuer or the Co-Issuer has paid or deposited with the Note Administrator a sum sufficient to pay:
(A)    all unpaid installments of interest on and principal on the Notes that would be due and payable hereunder if the Event of Default giving rise to such acceleration had not occurred;
(B)    all unpaid taxes of the Issuer and the Co-Issuer, Company Administrative Expenses and other sums paid or advanced by or otherwise due and payable to the Note Administrator or to the Trustee hereunder;
(C)    with respect to the Advancing Agent, the Backup Advancing Agent, and the Trustee, any amount due and payable for unreimbursed Interest Advances and Reimbursement Interest; and
(D)    with respect to the Collateral Management Agreement, any Collateral Manager Fee then due and any Company Administrative Expense due and payable to the Collateral Manager thereunder; and
(ii)    the Trustee has received notice that all Events of Default, other than the non-payment of the interest and principal on the Notes that have become due solely by such acceleration, have been cured and a Majority of the Controlling Class, by written notice to the Trustee, has agreed with such notice (which agreement shall not be unreasonably withheld or delayed) or waived as provided in Section 5.14.

At any such time that the Trustee, subject to Section 5.2(b), shall rescind and annul such declaration and its consequences as permitted hereinabove, the Collateral shall be preserved in accordance with the provisions of Section 5.5 with respect to the Event of Default that gave rise to such declaration; provided, however, that if such preservation of the Collateral is rescinded pursuant to Section 5.5, the Notes may be accelerated pursuant to the first paragraph of this Section 5.2, notwithstanding any previous rescission and annulment of a declaration of acceleration pursuant to this paragraph.
No such rescission shall affect any subsequent Default or impair any right consequent thereon.
(c)    Subject to Sections 5.4 and 5.5, a Majority of the Controlling Class shall have the right to direct the Trustee in the conduct of any Proceedings for any remedy available to the Trustee or in the sale of any or all of the Collateral; provided that (i) such direction will not conflict with any rule of law or this Indenture; (ii) the Trustee may take any other action not inconsistent with such direction; (iii) the Trustee has received security or indemnity satisfactory to it; and (iv) any direction to undertake a sale of the Collateral may be made only as described in Section 5.17. The Trustee shall be entitled to refuse to take any action absent such direction.
(d)    As security for the payment by the Issuer of the compensation and expenses of the Trustee, the Note Administrator, and any sums the Trustee or Note Administrator shall be entitled to receive as indemnification by the Issuer, the Issuer hereby grants the Trustee a lien on the Collateral, which lien is senior to the lien of the Noteholders. The Trustee’s lien shall be subject to the Priority of Payments and exercisable by the Trustee only if the Notes have been declared due and payable following an Event of Default and such acceleration has not been rescinded or annulled.
(e)    A Majority of the Aggregate Outstanding Amount of each Class of Notes may, prior to the time a judgment or decree for the payment of amounts due has been obtained by the Trustee, waive any past Default on behalf of the holders of all the Notes and its consequences in accordance with Section 5.14.
Section 5.3    Collection of Indebtedness and Suits for Enforcement by Trustee.
(a)    The Issuer covenants that if a Default shall occur in respect of the payment of any interest on any Class A Note, the payment of principal on any Class A Note (but only after interest with respect to the Class A Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of interest on any Class A-S Note (but only after interest and principal with respect to the Class A Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of principal on any Class A-S Note (but only after interest and principal with respect to the Class A Notes and interest with respect to the Class A-S Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of interest on any Class B Note (but only after interest with respect to the Class A Notes and the Class A-S Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of principal on any Class B Note (but only after interest and principal with respect to the Class A Notes and the Class A-S Notes and interest with respect to the Class B Notes and any amounts payable pursuant to

Section 11.1(a) having a higher priority have been paid in full), the payment of interest on any Class C Note (but only after interest with respect to the Class A Notes, the Class A-S Notes and Class B Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of principal on any Class C Note (but only after interest and principal with respect to the Class A Notes, the Class A-S Notes and the Class B Notes and interest with respect to the Class C Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of interest on any Class D Note (but only after interest with respect to the Class A Notes, the Class A-S Notes, the Class B Notes and the Class C Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of principal on any Class D Note (but only after interest and principal with respect to the Class A Notes, the Class A-S Notes, the Class B Notes and the Class C Notes and interest with respect to the Class D Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of interest on any Class E Note (but only after interest with respect to the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes and the Class D Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of principal on any Class E Note (but only after interests and principal with respect to the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes and the Class D Notes and interest with respect to the Class E Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of interest on any Class F Note, the Class F-E Note and the Class F-X Note (but only after interest with respect to the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of principal on any Class F Note or the Class F-E Note (but only after interests and principal with respect to the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and interest with respect to the Class F Notes, the Class F-E Notes and the Class F-X Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of interest on any Class G Note, the Class G-E Note and the Class F-X Note (but only after interest with respect to the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes and the Class F-X Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of principal on any Class G Note and the Class G-E Note (but only after interests and principal with respect to the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes and the Class F-X Notes and interest with respect to the Class G Notes, the Class G-E Notes and the Class G-X Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the Issuer and, with respect to the Offered Notes, the Co-Issuer shall, upon demand of the Trustee or any affected Noteholder, pay to the Note Administrator on behalf of the Trustee, for the benefit of the Holder of such Note, the whole amount, if any, then due and payable on such Note for principal and interest or other payment with interest on the overdue principal and, to the extent that payments of such interest shall be legally enforceable, upon overdue installments of interest, at the applicable interest rate and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Note Administrator, the Trustee and such Noteholder and their respective agents and counsel.

If the Issuer or the Co-Issuer fails to pay such amounts forthwith upon such demand, the Trustee, as Trustee of an express trust, and at the expense of the Issuer, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer and, with respect to the Offered Notes, the Co-Issuer or any other obligor upon the Notes and collect the amounts adjudged or decreed to be payable in the manner provided by law out of the Collateral.
If an Event of Default occurs and is continuing, the Trustee shall proceed to protect and enforce its rights and the rights of the Noteholders by such Proceedings (x) as directed by a Majority of the Controlling Class or (y) in the absence of direction by a Majority of the Controlling Class, as determined by the Trustee acting in good faith; provided that (a) such direction must not conflict with any rule of law or with any express provision of this Indenture, (b) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction, (c) the Trustee has been provided with security or indemnity satisfactory to it, and (d) notwithstanding the foregoing, any direction to the Trustee to undertake a sale of Collateral may be given only in accordance with the preceding paragraph, in connection with any sale and liquidation of all or a portion of the Collateral, the preceding sentence, and, in all cases, the applicable provisions of this Indenture. Such Proceedings shall be used for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Indenture or by law. Any direction to the Trustee to undertake a sale of Collateral shall be forwarded to the Special Servicer, and the Special Servicer shall conduct any such sale in accordance with the terms of the Servicing Agreement.
In the case where (x) there shall be pending Proceedings relative to the Issuer or the Co-Issuer under the Bankruptcy Code, any bankruptcy, insolvency, reorganization or similar law enacted under the laws of the Cayman Islands, or any other applicable bankruptcy, insolvency or other similar law, (y) a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or the Co-Issuer, or their respective property, or (z) there shall be any other comparable Proceedings relative to the Issuer or the Co-Issuer, or the creditors or property of the Issuer or the Co-Issuer, regardless of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration, or otherwise and regardless of whether the Trustee shall have made any demand pursuant to the provisions of this Section 5.3, the Trustee shall be entitled and empowered, by intervention in such Proceedings or otherwise:
(i)    to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in any Proceedings relative to the Issuer, the Co-Issuer or other obligor upon the Notes or to the creditors or property of the Issuer, the Co-Issuer or such other obligor;

(ii)    unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or of a Person performing similar functions in comparable Proceedings; and
(iii)    to collect and receive (or cause the Note Administrator to collect and receive) any amounts or other property payable to or deliverable on any such claims, and to distribute (or cause the Note Administrator to distribute) all amounts received with respect to the claims of the Noteholders and of the Trustee on their behalf; the Secured Parties, and any trustee, receiver or liquidator, custodian or other similar official is hereby authorized by each of the Noteholders to make payments to the Trustee (or the Note Administrator on its behalf), and, in the event that the Trustee shall consent to the making of payments directly to the Noteholders, to pay to the Trustee and the Note Administrator such amounts as shall be sufficient to cover reasonable compensation to the Trustee and the Note Administrator, each predecessor trustee and note administrator, and their respective agents, attorneys and counsel, and all other reasonable expenses and liabilities incurred, and all advances made, by the Backup Advancing Agent or the Trustee, as applicable, and each predecessor backup advancing agent.
Nothing herein contained shall be deemed to authorize the Trustee to authorize, consent to, vote for, accept or adopt, on behalf of any Noteholder, any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such Proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.
All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any action or Proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, shall be applied as set forth in Section 5.7.
Notwithstanding anything in this Section 5.3 to the contrary, the Trustee may not sell or liquidate the Collateral or institute Proceedings in furtherance thereof pursuant to this Section 5.3 unless the conditions specified in Section 5.5(a) are met and any sale of Collateral contemplated to be conducted by the Trustee under this Indenture shall be effected by the Special Servicer pursuant to the terms of the Servicing Agreement, and the Trustee shall have no liability or responsibility for or in connection with any such sale.
Section 5.4    Remedies.
(a)    If an Event of Default has occurred and is continuing, and the Notes have been declared due and payable and such declaration and its consequences have not been rescinded and annulled, the Issuer and the Co-Issuer agree that the Trustee, or, with respect to any sale of any Collateral Interests, the Special Servicer, may, after notice to the Note Administrator and the Noteholders, and shall, upon direction by a Majority of the Controlling Class, to the extent permitted by applicable law, exercise one or more of the following rights, privileges and remedies:

(i)    institute Proceedings for the collection of all amounts then payable on the Notes or otherwise payable under this Indenture (whether by declaration or otherwise), enforce any judgment obtained and collect from the Collateral any amounts adjudged due;
(ii)    sell all or a portion of the Collateral or rights of interest therein, at one or more public or private sales called and conducted in any manner permitted by law and in accordance with Section 5.17 (provided that any such sale shall be conducted by the Special Servicer pursuant to the Servicing Agreement);
(iii)    institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Collateral;
(iv)    exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Secured Parties hereunder; and
(v)    exercise any other rights and remedies that may be available at law or in equity;
provided, however, that no sale or liquidation of the Collateral or institution of Proceedings in furtherance thereof pursuant to this Section 5.4 may be effected unless either of the conditions specified in Section 5.5(a) are met.
The Issuer shall, at the Issuer’s expense, upon request of the Trustee or the Special Servicer, obtain and rely upon an opinion of an Independent investment banking firm as to the feasibility of any action proposed to be taken in accordance with this Section 5.4 and as to the sufficiency of the proceeds and other amounts expected to be received with respect to the Collateral to make the required payments of principal of and interest on the Notes and other amounts payable hereunder, which opinion shall be conclusive evidence as to such feasibility or sufficiency.
(b)    If an Event of Default as described in Section 5.1(e) shall have occurred and be continuing, the Trustee may, and at the request of the Holders of not less than 25% of the Aggregate Outstanding Amount of the Controlling Class shall, institute a Proceeding solely to compel performance of the covenant or agreement or to cure the representation or warranty, the breach of which gave rise to the Event of Default under such Section, and enforce any equitable decree or order arising from such Proceeding.
(c)    Upon any Sale, whether made under the power of sale hereby given or by virtue of judicial proceedings, any Noteholder, Preferred Shareholder, the Collateral Manager or the Servicer or any of their respective Affiliates may bid for and purchase the Collateral or any part thereof and, upon compliance with the terms of Sale, may hold, retain, possess or dispose of such property in its or their own absolute right without accountability; and any purchaser at any such Sale may, in paying the purchase money, turn in any of the Notes in lieu of Cash equal to the amount which shall, upon distribution of the net proceeds of such sale, be payable on the Notes so turned in by such Holder (taking into account the Class of such Notes). Such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall either be returned to the Holders thereof after proper notation has been made thereon to show partial payment or a new note shall be delivered to the Holders reflecting the reduced interest thereon.

Upon any Sale, whether made under the power of sale hereby given or by virtue of judicial proceedings, the receipt of the Note Administrator or of the Officer making a sale under judicial proceedings shall be a sufficient discharge to the purchaser or purchasers at any sale for its or their purchase money and such purchaser or purchasers shall not be obliged to see to the application thereof.
Any such Sale, whether under any power of sale hereby given or by virtue of judicial proceedings, shall (x) bind the Issuer, the Co-Issuer, the Trustee, the Note Administrator, the Noteholders and the Preferred Shareholders, shall operate to divest all right, title and interest whatsoever, either at law or in equity, of each of them in and to the property sold and (y) be a perpetual bar, both at law and in equity, against each of them and their successors and assigns, and against any and all Persons claiming through or under them.
(d)    Notwithstanding any other provision of this Indenture or any other Transaction Document, none of the Advancing Agent, the Trustee, the Note Administrator or any other Secured Party, any other party to any Transaction Document, the Holder of the Notes and the holders of the equity in the Issuer and the Co-Issuer or third party beneficiary of this Indenture may, prior to the date which is one year and one day, or, if longer, the applicable preference period then in effect (including any period established pursuant to the laws of the Cayman Islands) after the payment in full of all Notes, institute against, or join any other Person in instituting against, the Issuer, the Co-Issuer or any Issuer Permitted Subsidiary any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings, or other proceedings under federal or State bankruptcy or similar laws of any jurisdiction. Nothing in this Section 5.4 shall preclude, or be deemed to stop, the Advancing Agent, the Trustee, the Note Administrator, or any other Secured Party or any other party to any Transaction Document (i) from taking any action prior to the expiration of the aforementioned one year and one day period, or, if longer, the applicable preference period then in effect (including any period established pursuant to the laws of the Cayman Islands) period in (A) any case or proceeding voluntarily filed or commenced by the Issuer or the Co-Issuer or (B) any involuntary insolvency proceeding filed or commenced by a Person other than the Trustee, the Note Administrator or any other Secured Party or any other party to any Transaction Document, or (ii) from commencing against the Issuer or the Co-Issuer or any of their respective properties any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceeding.
Section 5.5    Preservation of Collateral.
(a)    Notwithstanding anything to the contrary herein, if an Event of Default shall have occurred and be continuing when any of the Notes are Outstanding, the Trustee and the Note Administrator, as applicable, shall (except as otherwise expressly permitted or required under this Indenture) retain the Collateral securing the Offered Notes, collect and cause the collection of the proceeds thereof and make and apply all payments and deposits and maintain all accounts in respect of the Collateral and the Notes in accordance with the Priority of Payments and the provisions of Articles 10, 12 and 13 and shall not sell or liquidate the Collateral, unless either:
(i)    the Note Administrator, pursuant to Section 5.5(c), determines (based upon information delivered to it in accordance with this Indenture) that the anticipated proceeds of a sale or liquidation of the Collateral (after deducting the reasonable expenses of such sale or liquidation) would be sufficient to discharge in full the amounts then due and unpaid on the Notes, Company Administrative Expenses due and payable pursuant to the Priority of Payments, the Collateral Manager Fees due and payable pursuant to the Priority of Payments and amounts due and payable to the Advancing Agent, the Backup Advancing Agent and the Trustee, in respect of unreimbursed Interest Advances and Reimbursement Interest, for principal and interest, and, upon receipt of information from Persons to whom fees and expenses are payable, all other amounts payable prior to payment of principal on the Notes due and payable pursuant to Section 11.1(a)(iii) and the holders of a Majority of the Controlling Class agrees with such determination; or
(ii)    a Supermajority of each Class of Notes (each voting as a separate Class) directs the sale and liquidation of all or a portion of the Collateral.
In the event of a sale of all or a portion of the Collateral pursuant to clause (ii) above, the Special Servicer on behalf of the Trustee shall be required to sell that portion of the Collateral identified by the requisite Noteholders and all proceeds of such sale shall be remitted to the Note Administrator for distribution in the order set forth in Section 11.1(a). The Note Administrator shall give written notice of the retention of the Collateral by the Custodian to the Issuer, the Co-Issuer, the Collateral Manager, the Trustee, the Servicer, the Special Servicer and the Rating Agencies. So long as such Event of Default is continuing, any such retention pursuant to this Section 5.5(a) may be rescinded at any time when the conditions specified in clause (i) or (ii) above exist.
(b)    Nothing contained in Section 5.5(a) shall be construed to require a sale of the Collateral securing the Offered Notes if the conditions set forth in Section 5.5(a) are not satisfied. Nothing contained in Section 5.5(a) shall be construed to require the Trustee to preserve the Collateral securing the Offered Notes if prohibited by applicable law.
(c)    In determining whether the condition specified in Section 5.5(a)(i) exists, the Collateral Manager shall obtain bid prices with respect to each Collateral Interest from two dealers (Independent of the Collateral Manager and any of its Affiliates) at the time making a market in such Collateral Interests that, at that time, engage in the trading, origination or securitization of whole loans or participations similar to the Collateral Interests (or, if only one such dealer can be engaged, then the Collateral Manager shall obtain a bid price from such dealer or, if no such dealer can be engaged, from a pricing service). The Collateral Manager shall compute the anticipated proceeds of sale or liquidation on the basis of the lowest of such bid prices for each such Collateral Interest and provide the Trustee and the Note Administrator with the results thereof. For the purposes of determining issues relating to the market value of any Collateral Interest and the execution of a sale or other liquidation thereof, the Special Servicer may, but need not, retain at the expense of the Issuer and rely on an opinion of an Independent investment banking firm of national reputation or other appropriate advisors (the cost of which shall be payable as a Company Administrative Expense) in connection with a determination as to whether the condition specified in Section 5.5(a)(i) exists.
The Note Administrator shall promptly deliver to the Noteholders and the Servicer, and the Note Administrator shall post to the Note Administrator’s Website, a report stating the results of any determination required to be made pursuant to Section 5.5(a)(i) based solely on the Collateral Manager’s determination made pursuant to this Section 5.5(c).
Section 5.6    Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under this Indenture or under any of the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceeding relating thereto, and any such action or Proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust. Any recovery of judgment in respect of the Notes shall be applied as set forth in Section 5.7.
In any Proceedings brought by the Trustee (and in any Proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) in respect of the Notes, the Trustee shall be deemed to represent all the Holders of the Notes.
Section 5.7    Application of Amounts Collected. Any amounts collected by the Note Administrator with respect to the Notes pursuant to this Article 5 and any amounts that may then be held or thereafter received by the Note Administrator with respect to the Notes hereunder shall be applied subject to Section 13.1 and in accordance with the Priority of Payments set forth in Section 11.1(a)(iii), at the date or dates fixed by the Note Administrator.
Section 5.8    Limitation on Suits. No Holder of any Notes shall have any right to institute any Proceedings (the right of a Noteholder to institute any proceeding with respect to this Indenture or the Notes is subject to any non-petition covenants set forth in this Indenture or the Notes), judicial or otherwise, with respect to this Indenture or the Notes, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:
(a)    such Holder has previously given to the Trustee written notice of an Event of Default;
(b)    except as otherwise provided in Section 5.9, the Holders of at least 25% of the then Aggregate Outstanding Amount of the Controlling Class shall have made written request to the Trustee to institute Proceedings in respect of such Event of Default in its own name as Trustee hereunder and such Holders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;
(c)    the Trustee for 30 days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding; and
(d)    no direction inconsistent with such written request has been given to the Trustee during such 30-day period by a Majority of the Controlling Class; it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture or the Notes to affect, disturb or prejudice the rights of any other Holders of Notes of the same Class or to obtain or to seek to obtain priority or preference over any other Holders of the Notes of the same Class or to enforce any right under this Indenture or the Notes, except in the manner herein or therein provided and for the equal and ratable benefit of all the Holders of Notes of the same Class subject to and in accordance with Section 13.1 and the Priority of Payments.

In the event the Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of the Controlling Class, each representing less than a Majority of the Controlling Class, the Trustee shall not be required to take any action until it shall have received the direction of a Majority of the Controlling Class.
Section 5.9    Unconditional Rights of Noteholders to Receive Principal and Interest. Notwithstanding any other provision in this Indenture (except for Section 2.7(e) and 2.7(n)), the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note as such principal, interest and other amounts become due and payable in accordance with the Priority of Payments and Section 13.1, and, subject to the provisions of Sections 5.4 and 5.8 to institute Proceedings for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder; provided, however, that the right of such Holder to institute proceedings for the enforcement of any such payment shall not be subject to the 25% threshold requirement set forth in Section 5.8(b).
Section 5.10    Restoration of Rights and Remedies. If the Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Noteholder, then (and in every such case) the Issuer, the Co-Issuer, the Trustee, and the Noteholder shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.
Section 5.11    Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Trustee, the Note Administrator or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
Section 5.12    Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein or a waiver of a subsequent Event of Default. Every right and remedy given by this Article 5 or by law to the Trustee, or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, or by the Noteholders, as the case may be.
Section 5.13    Control by the Controlling Class. Subject to Sections 5.2(a) and (b), but notwithstanding any other provision of this Indenture, if an Event of Default shall have occurred and be continuing when any of the Notes are Outstanding, a Majority of the Controlling Class shall have the right to cause the institution of, and direct the time, method and place of conducting, any Proceeding for any remedy available to the Trustee and for exercising any trust, right, remedy or power conferred on the Trustee in respect of the Notes; provided that:
(a)    such direction shall not conflict with any rule of law or with this Indenture;

(b)    the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction; provided, however, that, subject to Section 6.1, the Trustee need not take any action that it determines might involve it in liability (unless the Trustee has received indemnity satisfactory to it against such liability as set forth below);
(c)    the Trustee shall have been provided with indemnity satisfactory to it; and
(d)    notwithstanding the foregoing, any direction to the Trustee to undertake a Sale of the Collateral shall be performed by the Special Servicer on behalf of the Trustee, and must satisfy the requirements of Section 5.5.
Section 5.14    Waiver of Past Defaults. Prior to the time a judgment or decree for payment of the amounts due has been obtained by the Trustee, as provided in this Article 5, a Majority of each and every Class of Notes (voting as a separate Class) may, on behalf of the Holders of all the Notes, waive any past Default in respect of the Notes and its consequences, except a Default:
(a)    in the payment of principal of any Note;
(b)    in the payment of interest in respect of the Controlling Class;
(c)    in respect of a covenant or provision hereof that, under Section 8.2, cannot be modified or amended without the waiver or consent of the Holder of each Outstanding Note adversely affected thereby; or
(d)    in respect of any right, covenant or provision hereof for the individual protection or benefit of the Trustee or the Note Administrator, without the Trustee’s or the Note Administrator’s express written consent thereto, as applicable.
In the case of any such waiver, the Issuer, the Co-Issuer, the Trustee, and the Holders of the Notes shall be restored to their respective former positions and rights hereunder, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.
Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto. Any such waiver shall be effectuated upon receipt by the Trustee and the Note Administrator of a written waiver by such Majority of each Class of Notes.
Section 5.15    Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.15 shall not apply to any suit instituted by (a) the Trustee, (b) any Noteholder, or group of Noteholders, holding in the aggregate more than 10% of the Aggregate Outstanding Amount of the Controlling Class or (c) any Noteholder for the enforcement of the payment of the principal of or interest on any Note or any other amount payable hereunder on or after the Stated Maturity Date (or, in the case of redemption, on or after the applicable Redemption Date).
Section 5.16    Waiver of Stay or Extension Laws. Each of the Issuer and the Co-Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force (including but not limited to filing a voluntary petition under Chapter 11 of the Bankruptcy Code and by the voluntary commencement of a proceeding or the filing of a petition seeking winding up, liquidation, reorganization or other relief under any bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws now or hereafter in effect), which may affect the covenants, the performance of or any remedies under this Indenture; and each of the Issuer and the Co-Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.
Section 5.17    Sale of Collateral.
(a)    The power to effect any sale (a “Sale”) of any portion of the Collateral pursuant to Sections 5.4 and 5.5 shall not be exhausted by any one or more Sales as to any portion of such Collateral remaining unsold, but shall continue unimpaired until all amounts secured by the Collateral shall have been paid or if there are insufficient proceeds to pay such amount until the entire Collateral shall have been sold. The Special Servicer may, upon notice to the Securityholders, and shall, upon direction of a Majority of the Controlling Class, from time to time postpone any Sale by public announcement made at the time and place of such Sale; provided, however, that if the Sale is rescheduled for a date more than three (3) Business Days after the date of the determination by the Special Servicer pursuant to Section 5.5(a)(i), such Sale shall not occur unless and until the Special Servicer has again made the determination required by Section 5.5(a)(i). The Trustee hereby expressly waives its rights to any amount fixed by law as compensation for any Sale; provided that the Special Servicer shall be authorized to deduct the reasonable costs, charges and expenses incurred by it, or by the Trustee or the Note Administrator in connection with such Sale from the proceeds thereof notwithstanding the provisions of Section 6.7.
(b)    The Notes need not be produced in order to complete any such Sale, or in order for the net proceeds of such Sale to be credited against amounts owing on the Notes.
(c)    The Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Collateral in connection with a Sale thereof, which, in the case of any Collateral Interests, shall be upon request and delivery of any such instruments by the Special Servicer. In addition, the Special Servicer, with respect to Collateral Interests, and the Trustee, with respect to any other Collateral, is hereby irrevocably appointed the agent and attorney in fact of the Issuer to transfer and convey its interest in any portion of the Collateral in connection with a Sale thereof, and to take all action necessary to effect such Sale. No purchaser or transferee at such a Sale shall be bound to ascertain the Trustee’s or Special Servicer’s authority, to inquire into the satisfaction of any conditions precedent or to see to the application of any amounts.
(d)    In the event of any Sale of the Collateral pursuant to Section 5.4 or Section 5.5, payments shall be made in the order and priority set forth in Section 11.1(a) in the same manner as if the Notes had been accelerated.
(e)    Notwithstanding anything herein to the contrary, any sale by the Trustee of any portion of the Collateral shall be executed by the Special Servicer on behalf of the Issuer, and the Trustee shall have no responsibility or liability therefor.
Section 5.18    Action on the Notes. The Trustee’s right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the application for or obtaining of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Trustee against the Issuer or the Co-Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the Collateral of the Issuer or the Co-Issuer.
ARTICLE 6

THE TRUSTEE AND NOTE ADMINISTRATOR
Section 6.1    Certain Duties and Responsibilities.
(a)    Except during the continuance of an Event of Default:
(i)    each of the Trustee and the Note Administrator undertakes to perform such duties and only such duties as are set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee or the Note Administrator; and any permissive right of the Trustee or the Note Administrator contained herein shall not be construed as a duty; and
(ii)    in the absence of manifest error, or bad faith on its part, each of the Note Administrator and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and the Note Administrator, as the case may be, and conforming to the requirements of this Indenture; provided, however, that in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee or the Note Administrator, the Trustee and the Note Administrator shall be under a duty to examine the same to determine whether or not they substantially conform to the requirements of this Indenture and shall promptly notify the party delivering the same if such certificate or opinion does not conform. If a corrected form shall not have been delivered to the Trustee or the Note Administrator within 15 days after such notice from the Trustee or the Note Administrator, the Trustee or the Note Administrator, as applicable, shall notify the party providing such instrument and requesting the correction thereof.

(b)    In case an Event of Default actually known to a Trust Officer of the Trustee has occurred and is continuing, the Trustee shall, prior to the receipt of directions, if any, from a Majority of the Controlling Class (or other Noteholders to the extent provided in Article 5), exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person’s own affairs.
(c)    If, in performing its duties under this Indenture, the Trustee or the Note Administrator is required to decide between alternative courses of action, the Trustee and the Note Administrator may request written instructions from the Collateral Manager as to courses of action desired by it. If the Trustee and the Note Administrator does not receive such instructions within two (2) Business Days after it has requested them, it may, but shall be under no duty to, take or refrain from taking such action. The Trustee and the Note Administrator shall act in accordance with instructions received after such two (2) Business Day period except to the extent it has already taken, or committed itself to take, action inconsistent with such instructions. The Trustee and the Note Administrator shall be entitled to request and rely on the advice of legal counsel and Independent accountants in performing its duties hereunder and be deemed to have acted in good faith and shall not be subject to any liability if it acts in accordance with such advice.
(d)    No provision of this Indenture shall be construed to relieve the Trustee or the Note Administrator from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that neither the Trustee nor the Note Administrator shall be liable:
(i)    for any error of judgment made in good faith by a Trust Officer, unless it shall be proven that it was negligent in ascertaining the pertinent facts; or
(ii)    with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Issuer, the Collateral Manager, and/or a Majority of the Controlling Class relating to the time, method and place of conducting any Proceeding for any remedy available to the Trustee or the Note Administrator in respect of any Note or exercising any trust or power conferred upon the Trustee or the Note Administrator under this Indenture.
(e)    No provision of this Indenture shall require the Trustee or the Note Administrator to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers contemplated hereunder, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it unless such risk or liability relates to its ordinary services under this Indenture, except where this Indenture provides otherwise.
(f)    Neither the Trustee nor the Note Administrator shall be liable to the Noteholders for any action taken or omitted by it at the direction of the Issuer, the Co-Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Controlling Class, the Trustee (in the case of the Note Administrator), the Note Administrator (in the case of the Trustee) and/or a Noteholder under circumstances in which such direction is required or permitted by the terms of this Indenture.

(g)    Neither the Trustee nor the Note Administrator shall have any liability or responsibility for the determination or selection of an alternative or successor base rate to the Benchmark (including, without limitation, whether the conditions for designation of such rate have been satisfied).
(h)    [Reserved].
(i)    Neither the Trustee nor the Note Administrator shall have any obligation to confirm the compliance by the Securitization Sponsor, the EU/UK Retention Holder or the Retention Holder with the Credit Risk Retention Rules or the EU/UK Risk Retention Letter.
(j)    Neither the Trustee nor the Note Administrator (in their respective capacities as such) shall have (x) any liability or responsibility for the determination or selection of any successor benchmark (including, without limitation, whether the conditions for the designation of such rate have been satisfied) and shall be entitled to rely upon any designation of such a rate by the Collateral Manager and (y) liability for any failure or delay in performing its duties under this Indenture as a result of the unavailability of a “SOFR” rate. The Note Administrator and the Trustee shall be entitled to rely upon the notices provided by the Collateral Manager facilitating or specifying the Benchmark Replacement, Benchmark Replacement Date, Benchmark Replacement Conforming Changes and such other administrative procedures with respect to the calculation of any Benchmark Replacement.
(k)    For all purposes under this Indenture, neither the Trustee nor the Note Administrator shall be deemed to have notice or knowledge of any Event of Default, unless a Trust Officer of either the Trustee or the Note Administrator, as applicable, has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default or Default is received by the Trustee or the Note Administrator, as applicable at the respective Corporate Trust Office, and such notice references the Notes and this Indenture. For purposes of determining the Trustee’s and the Note Administrator’s responsibility and liability hereunder, whenever reference is made in this Indenture to such an Event of Default or a Default, such reference shall be construed to refer only to such an Event of Default or Default of which the Trustee or Note Administrator, as applicable, is deemed to have notice as described in this Section 6.1.
(l)    Neither the Trustee nor the Note Administrator shall have any obligation to monitor or verify AML Compliance.
(m)    The Trustee and the Note Administrator shall, upon reasonable prior written notice, permit the Issuer, the Collateral Manager and their designees, during its normal business hours, to review all books of account, records, reports and other papers of the Trustee relating to the Notes and to make copies and extracts therefrom (the reasonable out-of-pocket expenses incurred in making any such copies or extracts to be reimbursed to the Trustee or the Note Administrator, as applicable, by such Person).
Section 6.2    Notice of Default. Promptly (and in no event later than three (3) Business Days) after the occurrence of any Default actually known to a Trust Officer of the Trustee or after any declaration of acceleration has been made or delivered to the Trustee pursuant to Section 5.2, the Trustee shall transmit by mail to the 17g-5 Information Provider and to the Note Administrator

(who shall post such notice the Note Administrator’s Website) and the Note Administrator shall deliver to the Collateral Manager, all Holders of Notes as their names and addresses appear on the Notes Register, and to Preferred Share Paying Agent, notice of such Default, unless such Default shall have been cured or waived.
Section 6.3    Certain Rights of Trustee and Note Administrator. Except as otherwise provided in Section 6.1:
(a)    the Trustee and the Note Administrator may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;
(b)    any request or direction of the Issuer or the Co-Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order, as the case may be;
(c)    whenever in the administration of this Indenture the Trustee or the Note Administrator shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee and the Note Administrator (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer’s Certificate;
(d)    as a condition to the taking or omitting of any action by it hereunder, the Trustee and the Note Administrator may consult with counsel and the advice of such counsel or any Opinion of Counsel (including with respect to any matters, other than factual matters, in connection with the execution by the Trustee or the Note Administrator of a supplemental indenture pursuant to Section 8.3) shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in reliance thereon;
(e)    neither the Trustee nor the Note Administrator shall be under any obligation to exercise or to honor any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Noteholders unless such Noteholders shall have offered to the Trustee and the Note Administrator, as applicable indemnity acceptable to it against the costs, expenses and liabilities which might reasonably be incurred by it in compliance with such request or direction;
(f)    neither the Trustee nor the Note Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note or other paper documents and shall be entitled to rely conclusively thereon;
(g)    each of the Trustee and the Note Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, affiliates or attorneys, and upon any such appointment of an agent, affiliate or attorney, such agent or attorney shall be conferred with all the same rights, indemnities, and immunities as the Trustee or Note Administrator, as applicable; provided, however, any such appointment of an agent or attorney shall not relieve each of the Trustee and the Note Administrator of responsibility for its duties and obligations under this Indenture;
(h)    neither the Trustee nor the Note Administrator shall be liable for any action it takes or omits to take in good faith that it reasonably and prudently believes to be authorized or within its rights or powers hereunder;
(i)    neither the Trustee nor the Note Administrator shall be responsible for the accuracy of the books or records of, or for any acts or omissions of, the Depository, any Transfer Agent (other than the Note Administrator itself acting in that capacity), Clearstream, Luxembourg, Euroclear, any Calculation Agent (other than the Note Administrator itself acting in that capacity), any Paying Agent (other than the Note Administrator itself acting in that capacity) or any Designated Transaction Representative;
(j)    neither the Trustee nor the Note Administrator shall be liable for the actions or omissions of the Issuer, the Co-Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Trustee (in the case of the Note Administrator), the Note Administrator (in the case of the Trustee); and without limiting the foregoing, neither the Trustee nor the Note Administrator shall be under any obligation to verify compliance by any party hereto with the terms of this Indenture (other than itself) to verify or independently determine the content, completeness or accuracy of information received by it from the Servicer or Special Servicer (or from any selling institution, agent bank, trustee or similar source) with respect to the Collateral Interest;
(k)    to the extent any defined term hereunder, or any calculation required to be made or determined by the Trustee or Note Administrator hereunder, is dependent upon or defined by reference to generally accepted accounting principles in the United States in effect from time to time (“GAAP”), the Trustee and the Note Administrator shall be entitled to request and receive (and rely upon) instruction from the Issuer or accountants appointed by the Issuer as to the application of GAAP in such connection, in any instance;
(l)    neither the Trustee nor the Note Administrator shall have any responsibility to the Issuer or the Secured Parties hereunder to make any inquiry or investigation as to, and shall have no obligation in respect of, the terms of any engagement of Independent accountants by the Issuer (or the Collateral Manager on its behalf); provided, however, that the Trustee and the Note Administrator shall be authorized, upon receipt of an Issuer Order directing the same, to execute any acknowledgement or other agreement with the Independent accountants required for the Trustee and Note Administrator to receive any of the reports or instructions provided for herein, which acknowledgement or agreement may include, among other things, (i) acknowledgement that the Issuer has agreed that the “agreed upon procedures” between the Issuer and the Independent accountants are sufficient for its purposes, (ii) releases by each of the Trustee and Note Administrator (on behalf of itself and the Holders) of claims and acknowledgement of other limitation of liability in favor of the Independent accountants, and (iii) restrictions or prohibitions on the disclosure of information or documents provided to it by such firm of Independent accountants (including to the Holders). Notwithstanding the foregoing, in no event shall the Trustee or Note Administrator be required to execute any agreement in respect of the Independent accountants that the Trustee or Note Administrator determines adversely affects it in its individual capacity;

(m)    the Trustee and the Note Administrator shall be entitled to all of the same rights, protections, immunities and indemnities afforded to it as Trustee or as Note Administrator, as applicable, in each capacity for which it serves hereunder and under the Future Funding Agreement, the Future Funding Account Control Agreement, the Servicing Agreement and the Securities Account Control Agreement (including, without limitation, as Secured Party, Paying Agent, Authenticating Agent, Calculation Agent, Transfer Agent, Custodian, Securities Intermediary, Backup Advancing Agent and Notes Registrar);
(n)    in determining any affiliations of Noteholders with any party hereto or otherwise, each of the Trustee and the Note Administrator shall be entitled to request and conclusively rely on a certification provided by a Noteholder;
(o)    except in the case of actual fraud (as determined by a non-appealable final court order), in no event shall the Trustee or Note Administrator be liable for special, punitive, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee or Note Administrator has been advised of the likelihood of such loss or damage and regardless of the form of action;
(p)    [reserved];
(q)    neither the Trustee nor the Note Administrator shall be required to give any bond or surety in respect of the execution of the trusts created hereby or the powers granted hereunder;
(r)    in no event shall the Trustee or the Note Administrator be liable for any failure or delay in the performance of its obligations hereunder because of circumstances beyond its control, including, but not limited to acts of God, flood, war (whether declared or undeclared), terrorism, fire, riot, strikes or work stoppages for any reason, embargo, government action, including any laws, ordinances, regulations or the like which restrict or prohibit the providing of the services contemplated by this Indenture, inability to obtain material, equipment, or communications or computer facilities, or the failure of equipment or interruption of communications or computer facilities, and other causes beyond the Trustee’s or the Note Administrator’s control, as applicable, whether or not of the same class or kind as specifically named above;
(s)    neither the Trustee nor the Note Administrator shall be under any obligation to take any action in the performance of its respective duties hereunder that would be in violation of applicable law;
(t)    the Trustee and the Note Administrator may request, and are entitled to rely on, the written direction of the Designated Transaction Representative with respect to the matters described in Section 2.17; and
(u)    except as otherwise expressly set forth in this Indenture, Computershare Trust Company, National Association acting in any particular capacity hereunder or under the Servicing Agreement will not be deemed to be imputed with knowledge of (a) Computershare Trust Company, National Association, acting in a capacity that is unrelated to the transactions contemplated by this Indenture, or (b) Computershare Trust Company, National Association, acting in any other capacity hereunder, except, in the case of either clause (a) or clause (b), where some or all of the obligations performed in such capacities are performed by one or more employees within the same group or division of Computershare Trust Company, National Association or here the groups or divisions responsible for performing the obligations in such capacities have one or more of the same Authorized Officers.
Section 6.4    Not Responsible for Recitals or Issuance of Notes. The recitals contained herein and in the Notes, other than the Certificate of Authentication thereon, shall be taken as the statements of the Issuer and the Co-Issuer, and neither the Trustee nor the Note Administrator assumes any responsibility for their correctness. Neither the Trustee nor the Note Administrator makes any representation as to the validity or sufficiency of this Indenture, the Collateral or the Notes. Neither the Trustee nor the Note Administrator shall be accountable for the use or application by the Issuer or the Co-Issuer of the Notes or the proceeds thereof or any amounts paid to the Issuer or the Co-Issuer pursuant to the provisions hereof.
Section 6.5    May Hold Notes. The Trustee, the Note Administrator, the Paying Agent, the Notes Registrar or any other agent of the Issuer or the Co-Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer and the Co-Issuer with the same rights it would have if it were not Trustee, Note Administrator, Paying Agent, Notes Registrar or such other agent.
Section 6.6    Amounts Held in Trust. Amounts held by the Note Administrator hereunder shall be held in trust to the extent required herein. The Note Administrator shall be under no liability for interest on any amounts received by it hereunder except to the extent of income or other gain on investments received by the Note Administrator on Eligible Investments.
Section 6.7    Compensation and Reimbursement.
(a)    The Issuer agrees:
(i)    to pay the Trustee and Note Administrator on each Payment Date in accordance with the Priority of Payments reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee or note administrator of an express trust);
(ii)    except as otherwise expressly provided herein, to reimburse the Trustee, Custodian and Note Administrator in a timely manner upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee, Custodian or Note Administrator in connection with its performance of its obligations under, or otherwise in accordance with any provision of this Indenture;
(iii)    to indemnify the Trustee, Custodian or Note Administrator and their respective Officers, directors, employees and agents for, and to hold them harmless against, any loss, liability, cost or expense (including reasonable attorneys’ fees) incurred without negligence, willful misconduct or bad faith on their respective parts, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder or under the Servicing Agreement or the Preferred Share Paying Agency Agreement, including any costs and expenses (including reasonable attorneys’ fees) incurred in connection with the enforcement of any indemnity afforded to them hereunder; and
(iv)    to pay the Trustee and Note Administrator reasonable additional compensation together with its expenses (including reasonable counsel fees) for any collection action taken pursuant to Section 6.13.
(b)    The Issuer may remit payment for such fees and expenses to the Trustee and Note Administrator or, in the absence thereof, the Note Administrator may from time to time deduct payment of its and the Trustee’s fees and expenses hereunder from amounts on deposit in the Payment Account in accordance with the Priority of Payments.
(c)    The Note Administrator, in its capacity as Note Administrator, Paying Agent, Calculation Agent, Transfer Agent, Custodian, Securities Intermediary, Backup Advancing Agent and Notes Registrar, hereby agrees not to cause the filing of a petition in bankruptcy against the Issuer, the Co-Issuer or any Permitted Subsidiary until at least one year and one day (or, if longer, the applicable preference period then in effect) after the payment in full of all Notes issued under this Indenture. This provision shall survive termination of this Indenture.
(d)    The Trustee and Note Administrator agree that the payment of all amounts to which it is entitled pursuant to Sections 6.7(a)(i), (a)(ii), (a)(iii) and (a)(iv) shall be subject to the Priority of Payments, shall be payable only to the extent funds are available in accordance with such Priority of Payments, shall be payable solely from the Collateral and following realization of the Collateral, any such claims of the Trustee or Note Administrator against the Issuer, and all obligations of the Issuer, shall be extinguished. The Trustee and Note Administrator will have a lien upon the Collateral to secure the payment of such payments to it in accordance with the Priority of Payments; provided that the Trustee and Note Administrator shall not institute any proceeding for enforcement of such lien except in connection with an action taken pursuant to Section 5.3 for enforcement of the lien of this Indenture for the benefit of the Noteholders.
The Trustee and Note Administrator shall receive amounts pursuant to this Section 6.7 and Section 11.1(a) only to the extent that such payment is made in accordance with the Priority of Payments and the failure to pay such amounts to the Trustee and Note Administrator will not, by itself, constitute an Event of Default. Subject to Section 6.9, the Trustee and Note Administrator shall continue to serve under this Indenture notwithstanding the fact that the Trustee and Note Administrator shall not have received amounts due to it hereunder; provided that the Trustee and Note Administrator shall not be required to expend any funds or incur any expenses unless reimbursement therefor is reasonably assured to it. No direction by a Majority of the Controlling Class shall affect the right of the Trustee and Note Administrator to collect amounts owed to it under this Indenture.
If on any Payment Date, an amount payable to the Trustee and Note Administrator pursuant to this Indenture is not paid because there are insufficient funds available for the payment thereof, all or any portion of such amount not so paid shall be deferred and payable on any later Payment Date on which sufficient funds are available therefor in accordance with the Priority of Payments.

Section 6.8    Corporate Trustee Required; Eligibility. There shall at all times be a Trustee and a Note Administrator hereunder which shall be (i) a corporation, national bank, national banking association or trust company, organized and doing business under the laws of the United States of America or of any State thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $200,000,000 and subject to supervision or examination by federal or State authority and, in each case, having an office in the United States and (ii) (a) with respect to the Note Administrator, has a long-term senior unsecured debt rating or an issuer credit rating of at least “Baa3” by Moody’s (or if not rated by Moody’s, an equivalent rating by any two other NRSROs, which may include Fitch) and “BBB” by Fitch, (b) with respect to the Trustee and the Backup Advancing Agent, each having (1) a long-term counterparty risk assessment of “A2(cr)” by Moody’s or a long-term senior unsecured debt rating or an issuer credit rating of at least “A2” by Moody’s and (2) a long-term senior unsecured debt rating or an issuer credit rating of at least “A” by Fitch or a short-term rating of “F1” by Fitch; provided that with respect to the Backup Advancing Agent, it may maintain a long-term senior unsecured debt rating or an issuer credit rating of at least “Baa3” by Moody’s and “BBB” by Fitch for so long as the Trustee is eligible pursuant to this Section 6.8, or (c) with respect to each of (a) and (b) above, any other rating as to which a No Downgrade Confirmation is provided by each Rating Agency with respect to such party serving in the applicable role despite having lower ratings. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 6.8, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee or the Note Administrator shall cease to be eligible in accordance with the provisions of this Section 6.8, the Trustee or the Note Administrator, as applicable, shall resign immediately in the manner and with the effect hereinafter specified in this Article 6.

Section 6.9    Resignation and Removal; Appointment of Successor.
(a)    No resignation or removal of the Note Administrator or the Trustee and no appointment of a successor Note Administrator or Trustee, as applicable, pursuant to this Article 6 shall become effective until the acceptance of appointment by such successor Note Administrator or Trustee under Section 6.10.
(b)    Each of the Trustee and the Note Administrator may resign at any time by giving written notice thereof to the Issuer, the Co-Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Noteholders, the Note Administrator (in the case of the Trustee), the Trustee (in the case of the Note Administrator), and the Rating Agencies. Upon receiving such notice of resignation, the Issuer and the Co-Issuer shall promptly appoint a successor trustee or trustees, or a successor Note Administrator, as the case may be, by written instrument, in duplicate, executed by an Authorized Officer of the Issuer and an Authorized Officer of the Co-Issuer, one copy of which shall be delivered to the Note Administrator or the Trustee so resigning and one copy to the successor Note Administrator, the Collateral Manager, Trustee or Trustees, together with a copy to each Noteholder, the Servicer, the parties hereto and the Rating Agencies; provided that such successor Note Administrator and Trustee shall be appointed only upon the written consent of a Majority of the Notes (or if there are no Notes Outstanding, a Majority of Preferred Shareholders) or, at any time when an Event of Default shall have occurred and be continuing or when a successor Note Administrator and Trustee has been appointed pursuant to Section 6.10, by Act of a Majority of the Controlling Class. If no successor Note Administrator and Trustee shall have been appointed and an instrument of acceptance by a successor Trustee or Note Administrator shall not have been delivered to the Trustee or the Note Administrator within 30 days after the giving of such notice of resignation, the resigning Trustee or Note Administrator, as the case may be, the Controlling Class of Notes or any Holder of a Note, on behalf of himself and all others similarly situated, may petition any court of competent jurisdiction for the appointment of a successor Trustee or a successor Note Administrator, as the case may be and in the case of such a petition by the Trustee or the Note Administrator, at the expense of the Issuer. No resignation or removal of the Note Administrator or the Trustee and no appointment of a successor Note Administrator or Trustee will become effective until the acceptance of appointment by the successor Note Administrator or Trustee, as applicable.
(c)    The Note Administrator and Trustee may be removed at any time by Act of a Supermajority of the Notes (or if there are no Notes Outstanding, a Majority of Preferred Shareholders) or when a successor Trustee has been appointed pursuant to Section 6.10, by Act of a Majority of the Controlling Class, in each case, upon at least thirty (30) days’ prior written notice delivered to the parties hereto. If no successor Note Administrator and Trustee shall have been appointed and an instrument of acceptance by a successor Trustee or Note Administrator shall not have been delivered to the Trustee or the Note Administrator within 30 days after the giving of such notice of removal, the removed Trustee or Note Administrator, as the case may be, may, at the expense of the Issuer, petition a court of competent jurisdiction for the appointment of a successor.
(d)    If at any time:
(i)    the Trustee or the Note Administrator shall cease to be eligible under Section 6.8 and shall fail to resign after written request therefor by the Issuer, the Co-Issuer, or by any Holder; or
(ii)    the Trustee or the Note Administrator shall become incapable of acting or there shall be instituted any proceeding pursuant to which it could be adjudged as bankrupt or insolvent or a receiver or liquidator of the Trustee or the Note Administrator or of its respective property shall be appointed or any public officer shall take charge or control of the Trustee or the Note Administrator or of its respective property or affairs for the purpose of rehabilitation, conservation or liquidation;
then, in any such case (subject to Section 6.9(a)), (a) the Issuer or the Co-Issuer, by Issuer Order, may remove the Trustee or the Note Administrator, as applicable, or (b) subject to Section 5.15, a Majority of the Controlling Class or any Holder may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee or the Note Administrator, as the case may be, and the appointment of a successor thereto.
(e)    If the Trustee or the Note Administrator shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee or the Note Administrator for any reason, the Issuer and the Co-Issuer, by Issuer Order, subject to the written consent of the Collateral Manager, shall promptly appoint a successor Trustee or Note Administrator, as applicable, and the successor Trustee or Note Administrator so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee or the successor Note Administrator, as the case may be. If the Issuer and the Co-Issuer shall fail to appoint a successor Trustee or Note

Administrator within 30 days after such resignation, removal or incapability or the occurrence of such vacancy, a successor Trustee or Note Administrator may be appointed by Act of a Majority of the Controlling Class delivered to the Collateral Manager and the parties hereto, including the retiring Trustee or the retiring Note Administrator, as the case may be, and the successor Trustee or Note Administrator so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee or Note Administrator, as applicable, and supersede any successor Trustee or Note Administrator proposed by the Issuer and the Co-Issuer. If no successor Trustee or Note Administrator shall have been so appointed by the Issuer and the Co-Issuer or a Majority of the Controlling Class and shall have accepted appointment in the manner hereinafter provided, subject to Section 5.15, the Controlling Class or any Holder may, on behalf of itself or himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee or Note Administrator.
(f)    The Issuer and the Co-Issuer shall give prompt notice of each resignation and each removal of the Trustee or Note Administrator and each appointment of a successor Trustee or Note Administrator by mailing written notice of such event by first class mail, postage prepaid, to the Rating Agencies, the Preferred Share Paying Agent, the Collateral Manager, the Servicer, the parties hereto, and to the Holders of the Notes as their names and addresses appear in the Notes Register. Each notice shall include the name of the successor Trustee or Note Administrator, as the case may be, and the address of its respective Corporate Trust Office. If the Issuer or the Co-Issuer fail to mail such notice within ten days after acceptance of appointment by the successor Trustee or Note Administrator, the successor Trustee or Note Administrator shall cause such notice to be given at the expense of the Issuer or the Co-Issuer, as the case may be.
(g)    The resignation or removal of the Note Administrator in any capacity in which it is serving hereunder, including Note Administrator, Paying Agent, Authenticating Agent, Calculation Agent, Transfer Agent, Custodian, Securities Intermediary, Backup Advancing Agent and Notes Registrar, shall be deemed a resignation or removal, as applicable, in each of the other capacities in which it serves.
Section 6.10    Acceptance of Appointment by Successor. Every successor Trustee or Note Administrator appointed hereunder shall execute, acknowledge and deliver to the Collateral Manager, the Servicer, and the parties hereto including the retiring Trustee or the retiring Note Administrator, as the case may be, an instrument accepting such appointment. Upon delivery of the required instruments, the resignation or removal of the retiring Trustee or the retiring Note Administrator shall become effective and such successor Trustee or Note Administrator, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of the retiring Trustee or Note Administrator, as the case may be; but, on request of the Issuer and the Co-Issuer or a Majority of the Controlling Class, the Collateral Manager or the successor Trustee or Note Administrator, such retiring Trustee or Note Administrator shall, upon payment of its fees, indemnities and other amounts then unpaid, execute and deliver an instrument transferring to such successor Trustee or Note Administrator all the rights, powers and trusts of the retiring Trustee or Note Administrator, as the case may be, and shall duly assign, transfer and deliver to such successor Trustee or Note Administrator all property and amounts held by such retiring Trustee or Note Administrator hereunder, subject nevertheless to its lien, if any, provided for in Section 6.7(d). Upon request of any such successor Trustee or Note Administrator, the Issuer and the Co-Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee or Note Administrator all such rights, powers and trusts.
No successor Trustee or successor Note Administrator shall accept its appointment unless (a) at the time of such acceptance such successor shall be qualified and eligible under this Article 6, (b) such successor shall have a long-term unsecured debt rating satisfying the requirements set forth in Section 6.8, and (c) the Rating Agency Condition is satisfied. If the outgoing Trustee or outgoing Note Administrator, as applicable, is terminated for cause, the same shall be responsible (i) for any reasonable out-of-pocket expenses (excluding successor Trustee fees or Note Administrator fees) incurred by the Issuer and such successor (including the reasonable expenses of counsel of such Person) in connection with the appointment of a successor Trustee or successor Note Administrator, as applicable and (ii) for the reasonable out-of-pocket expenses to assign the Collateral Interests to such successor (as agreed to in advance by the outgoing Trustee); provided that the out-of-pocket costs and expenses of the outgoing Trustee and/or the outgoing Note Administrator, if any, of petitioning a court of competent jurisdiction pursuant to Section 6.9(b) or (c) shall be an expense of the Issuer.
Section 6.11    Merger, Conversion, Consolidation or Succession to Business of Trustee and Note Administrator. Any entity into which the Trustee or the Note Administrator may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Trustee or the Note Administrator, shall be a party, or any entity succeeding to all or substantially all of the corporate trust business of the Trustee or the Note Administrator, shall be the successor of the Trustee or the Note Administrator, as applicable, hereunder; provided that with respect to the Trustee, such entity shall be otherwise qualified and eligible under this Article 6, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any of the Notes have been authenticated, but not delivered, by the Note Administrator then in office, any successor by merger, conversion or consolidation to such authenticating Note Administrator may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Note Administrator had itself authenticated such Notes.
Section 6.12    Co-Trustees and Separate Trustee. At any time or times, including for the purpose of meeting the legal requirements of any jurisdiction in which any part of the Collateral may at the time be located, for enforcement actions, or where a conflict of interest exists, the Issuer, the Co-Issuer and the Trustee shall have power to appoint, one or more Persons to act as co-trustee jointly with the Trustee of all or any part of the Collateral, with the power to file such proofs of claim and take such other actions pursuant to Section 5.6 and to make such claims and enforce such rights of action on behalf of the Holders of the Notes as such Holders themselves may have the right to do, subject to the other provisions of this Section 6.12.
Each of the Issuer and the Co-Issuer shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint a co-trustee. If the Issuer and the Co-Issuer do not both join in such appointment within 15 days after the receipt by them of a request to do so, the Trustee shall have power to make such appointment on its own.

Should any written instrument from the Issuer or the Co-Issuer be required by any co-trustee, so appointed, more fully confirming to such co-trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer or the Co-Issuer, as the case may be. The Issuer agrees to pay (but only from and to the extent of the Collateral) to the extent funds are available therefor under the Priority of Payments, for any reasonable fees and expenses in connection with such appointment.
Every co-trustee, shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:
(a)    all rights, powers, duties and obligations hereunder in respect of the custody of securities, Cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely by the Trustee;
(b)    the rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by the appointment of a co-trustee shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-trustee jointly in the case of the appointment of a co-trustee as shall be provided in the instrument appointing such co-trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by a co-trustee;
(c)    the Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuer and the Co-Issuer evidenced by an Issuer Order, may accept the resignation of, or remove, any co-trustee appointed under this Section 6.12, and in case an Event of Default has occurred and is continuing, the Trustee shall have the power to accept the resignation of, or remove, any such co-trustee without the concurrence of the Issuer or the Co-Issuer. A successor to any co-trustee so resigned or removed may be appointed in the manner provided in this Section 6.12;
(d)    no co-trustee hereunder shall be personally liable by reason of any act or omission of the Trustee hereunder, and any co-trustee hereunder shall be entitled to all the privileges, rights and immunities under Article 6, as if it were named the Trustee hereunder; and
(e)    any Act of Securityholders delivered to the Trustee shall be deemed to have been delivered to each co-trustee.
Section 6.13    Direction to enter into the Transaction Documents. The Issuer hereby directs the Trustee and the Note Administrator to enter into each of the Transaction Documents to which it is a party. Each of the Trustee and the Note Administrator shall be entitled to the same rights, protections, immunities and indemnities afforded to each herein in connection with any matter contained in the Transaction Documents.
Section 6.14    Representations and Warranties of the Trustee. The Trustee represents and warrants for the benefit of the other parties to this Indenture and the parties to the Servicing Agreement that:

(a)    the Trustee is a national banking association with trust powers, duly and validly existing under the laws of the United States of America, with corporate power and authority to execute, deliver and perform its obligations under this Indenture and the Servicing Agreement, and is duly eligible and qualified to act as Trustee under this Indenture and the Servicing Agreement;
(b)    this Indenture and the Servicing Agreement have each been duly authorized, executed and delivered by the Trustee and each constitutes the valid and binding obligation of the Trustee, enforceable against it in accordance with its terms except (i) as limited by bankruptcy, fraudulent conveyance, fraudulent transfer, insolvency, reorganization, liquidation, receivership, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and by general equitable principles, regardless of whether considered in a proceeding in equity or at law, and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;
(c)    neither the execution, delivery and performance of this Indenture or the Servicing Agreement, nor the consummation of the transactions contemplated by this Indenture or the Servicing Agreement, (i) is prohibited by, or requires the Trustee to obtain any consent, authorization, approval or registration under, any law, statute, rule, regulation, or any judgment, order, writ, injunction or decree that is binding upon the Trustee or any of its properties or Collateral or (ii) will violate the provisions of the Governing Documents of the Trustee; and
(d)    there are no proceedings pending or, to the best knowledge of the Trustee, threatened against the Trustee before any Federal, state or other governmental agency, authority, administrator or regulatory body, arbitrator, court or other tribunal, foreign or domestic, which could have a material adverse effect on the Collateral or the performance by the Trustee of its obligations under this Indenture or the Servicing Agreement.
Section 6.15    Representations and Warranties of the Note Administrator. The Note Administrator represents and warrants for the benefit of the other parties to this Indenture and the parties to the Servicing Agreement that:
(a)    the Note Administrator is a national banking association with trust powers, duly and validly existing under the laws of the United States of America, with corporate power and authority to execute, deliver and perform its obligations under this Indenture and the Servicing Agreement, and is duly eligible and qualified to act as Note Administrator under this Indenture and the Servicing Agreement;
(b)    this Indenture and the Servicing Agreement have each been duly authorized, executed and delivered by the Note Administrator and each constitutes the valid and binding obligation of the Note Administrator, enforceable against it in accordance with its terms except (i) as limited by bankruptcy, fraudulent conveyance, fraudulent transfer, insolvency, reorganization, liquidation, receivership, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and by general equitable principles, regardless of whether considered in a proceeding in equity or at law, and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

(c)    neither the execution, delivery and performance of this Indenture of the Servicing Agreement, nor the consummation of the transactions contemplated by this Indenture or the Servicing Agreement, (i) is prohibited by, or requires the Note Administrator to obtain any consent, authorization, approval or registration under, any law, statute, rule, regulation, or any judgment, order, writ, injunction or decree that is binding upon the Note Administrator or any of its properties or Collateral or (ii) will violate the provisions of the Governing Documents of the Note Administrator; and
(d)    there are no proceedings pending or, to the best knowledge of the Note Administrator, threatened against the Note Administrator before any Federal, state or other governmental agency, authority, administrator or regulatory body, arbitrator, court or other tribunal, foreign or domestic, which could have a material adverse effect on the Collateral or the performance by the Note Administrator of its obligations under this Indenture or the Servicing Agreement.
Section 6.16    Requests for Consents. In the event that the Trustee and Note Administrator receives written notice of any offer or any request for a waiver, consent, amendment or other modification with respect to any Collateral Interest (before or after any default) or in the event any action is required to be taken in respect to a Loan Document, the Note Administrator shall promptly forward such notice to the Issuer, the Collateral Manager, the Servicer and the Special Servicer. The Special Servicer shall take such action as required under the Servicing Agreement as described in Section 10.10(f).
Section 6.17    Withholding.
(a)    If any amount is required to be deducted or withheld from any payment to any Noteholder or payee, such amount shall reduce the amount otherwise distributable to such Noteholder or payee. The Note Administrator is hereby authorized to withhold or deduct from amounts otherwise distributable to any Noteholder or payee sufficient funds for the payment of any tax that is legally required to be withheld or deducted (but such authorization shall not prevent the Note Administrator from contesting any such tax in appropriate proceedings and legally withholding payment of such tax, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to any Noteholder or payee shall be treated as Cash distributed to such Noteholder or payee at the time it is deducted or withheld by the Issuer or the Note Administrator, as applicable, and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution, the Note Administrator may in its sole discretion withhold such amounts in accordance with this Section 6.17. The Issuer and the Co-Issuer agree to timely provide to the Trustee accurate and complete copies of all documentation received from Noteholders or payee pursuant to Sections 2.7(c) and 2.11(c). Solely with respect to FATCA compliance and reporting, nothing herein shall impose an obligation on the part of the Note Administrator to determine the amount of any tax or withholding obligation on the part of the Issuer or in respect of the Notes. In addition, initial purchasers and transferees of Definitive Notes after the Closing Date shall provide the Issuer, the Trustee, the Note Administrator or their agents, all information, documentation or certifications reasonably required to permit the Issuer to comply with its tax reporting obligations under applicable law, including any applicable cost basis reporting obligation. For the avoidance of doubt, the Note Administrator will have no responsibility for the preparation of any tax returns or related reports on behalf of or for the benefit of the Issuer or any noteholder, or the calculation of any original issue discount on the Notes.
(b)    For the avoidance of doubt, the Note Administrator shall reasonably cooperate with Issuer, at Issuer’s direction and expense, to permit Issuer to fulfill its obligations under FATCA (including the Cayman FATCA Legislation); provided that the Note Administrator shall have no independent obligation to cause or maintain Issuer’s compliance with FATCA and shall have no liability for any withholding on payments to Issuer as a result of Issuer’s failure to achieve or maintain FATCA compliance.
ARTICLE 7

COVENANTS
Section 7.1    Payment of Principal and Interest. The Issuer and, with respect to the Offered Notes, the Co-Issuer shall duly and punctually pay the principal of and interest on each Class of Notes in accordance with the terms of this Indenture. Amounts properly withheld under the Code or other applicable law by any Person from a payment to any Securityholder of interest and/or principal shall be considered as having been paid by the Issuer and, with respect to the Offered Notes, the Co-Issuer for all purposes of this Indenture.
The Note Administrator shall, unless prevented from doing so for reasons beyond its reasonable control, give notice to each Securityholder of any such withholding requirement no later than ten days prior to the related Payment Date from which amounts are required (as directed by the Issuer (or the Collateral Manager on its behalf)) to be withheld; provided that, despite the failure of the Note Administrator to give such notice, amounts withheld pursuant to applicable tax laws shall be considered as having been paid by the Issuer and the Co-Issuer, as provided above.
Section 7.2    Maintenance of Office or Agency. The Issuer and, with respect to the Offered Notes, the Co-Issuer hereby appoint the Note Administrator as a Paying Agent for the payment of principal of and interest on the Notes and where Notes may be surrendered for registration of transfer or exchange and the Issuer hereby appoints Corporation Service Company in New York, New York, as its agent where notices and demands to or upon the Co-Issuer in respect of the Offered Notes or this Indenture, or the Issuer in respect of the Notes or this Indenture, may be served.
The Issuer may at any time and from time to time vary or terminate the appointment of any such agent or appoint any additional agents for any or all of such purposes; provided, however, that the Issuer will maintain in the Borough of Manhattan, The City of New York, an office or agency where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served, and, subject to any laws or regulations applicable thereto, an office or agency outside of the United States where Notes may be presented and surrendered for payment; provided, further, that no paying agent shall be appointed in a jurisdiction which subjects payments on the Notes to withholding tax. The Issuer shall give prompt written notice to the Trustee, the Note Administrator, the Rating Agencies and the Noteholders of the appointment or termination of any such agent and of the location and any change in the location of any such office or agency.

If at any time the Issuer shall fail to maintain any such required office or agency in the Borough of Manhattan, The City of New York, or outside the United States, or shall fail to furnish the Trustee and the Note Administrator with the address thereof, presentations and surrenders may be made (subject to the limitations described in the preceding paragraph) at and notices and demands may be served on the Issuer and Co-Issuer and Notes may be presented and surrendered for payment to the appropriate Paying Agent at its main office and the Issuer and the Co-Issuer hereby appoint the same as their agent to receive such respective presentations, surrenders, notices and demands.
Section 7.3    Amounts for Note Payments to be Held in Trust.
(a)    All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Payment Account shall be made on behalf of the Issuer and, with respect to the Offered Notes, the Co-Issuer by the Note Administrator or a Paying Agent (in each case, from and to the extent of available funds in the Payment Account and subject to the Priority of Payments) with respect to payments on the Notes.
When the Paying Agent is not also the Notes Registrar, the Issuer and, with respect to the Offered Notes, the Co-Issuer shall furnish, or cause the Notes Registrar to furnish, no later than the fifth calendar day after each Record Date a list, if necessary, in such form as such Paying Agent may reasonably request, of the names and addresses of the Holders of Notes and of the certificate numbers of individual Notes held by each such Holder together with wiring instructions, contact information, and such other information reasonably required by the paying agent.
Whenever the Paying Agent is not also the Note Administrator, the Issuer, the Co-Issuer, and such Paying Agent shall, on or before the Business Day next preceding each Payment Date or Redemption Date, as the case may be, direct the Note Administrator to deposit on such Payment Date with such Paying Agent, if necessary, an aggregate sum sufficient to pay the amounts then becoming due pursuant to the terms of this Indenture (to the extent funds are then available for such purpose in the Payment Account, and subject to the Priority of Payments), such sum to be held for the benefit of the Persons entitled thereto and (unless such Paying Agent is the Note Administrator) the Issuer and the Co-Issuer shall promptly notify the Note Administrator of its action or failure so to act. Any amounts deposited with a Paying Agent (other than the Note Administrator) in excess of an amount sufficient to pay the amounts then becoming due on the Notes with respect to which such deposit was made shall be paid over by such Paying Agent to the Note Administrator for application in accordance with Article 11. Any such Paying Agent shall be deemed to agree by assuming such role not to cause the filing of a petition in bankruptcy against the Issuer, the Co-Issuer or any Permitted Subsidiary for the non-payment to the Paying Agent of any amounts payable thereto until at least one year and one day (or, if longer, the applicable preference period then in effect) after the payment in full of all Notes issued under this Indenture.
The initial Paying Agent shall be as set forth in Section 7.2. Any additional or successor Paying Agents shall be appointed by Issuer Order of the Issuer and Issuer Order of the Co-Issuer and at the sole cost and expense (including such Paying Agent’s fee) of the Issuer and the Co-Issuer, with written notice thereof to the Note Administrator; provided, however, that so long as any Class of the Notes are rated by a Rating Agency and with respect to any additional or successor Paying Agent for the Notes, either (i) such Paying Agent has (1) a long-term unsecured debt rating of “A2” or higher by Moody’s and a short-term debt rating of “P-2” by Moody’s and (2) a long-term unsecured debt rating of at least “AA” by Fitch and a short-term senior unsecured debt rating of at least “F2” by Fitch or (ii) each of the Rating Agencies confirms that employing such Paying Agent shall not adversely affect the then-current ratings of the Notes. In the event that such successor Paying Agent ceases to have a long-term debt rating of “Baa1” or higher by Moody’s and “BBB+” or higher by Fitch and a short-term debt rating of at least “P-2” by Moody’s and “F2” by Fitch, the Issuer and the Co-Issuer shall promptly remove such Paying Agent and appoint a successor Paying Agent. The Issuer and the Co-Issuer shall not appoint any Paying Agent that is not, at the time of such appointment, a depository institution or trust company subject to supervision and examination by federal and/or state and/or national banking authorities. The Issuer and the Co-Issuer shall cause the Paying Agent other than the Note Administrator to execute and deliver to the Note Administrator an instrument in which such Paying Agent shall agree with the Note Administrator (and if the Note Administrator acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 7.3, that such Paying Agent will:
(i)    allocate all sums received for payment to the Holders of Notes in accordance with the terms of this Indenture;
(ii)    hold all sums held by it for the payment of amounts due with respect to the Notes for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;
(iii)    if such Paying Agent is not the Note Administrator, immediately resign as a Paying Agent and forthwith pay to the Note Administrator all sums held by it for the payment of Notes if at any time it ceases to satisfy the standards set forth above required to be met by a Paying Agent at the time of its appointment;
(iv)    if such Paying Agent is not the Note Administrator, immediately give the Note Administrator notice of any Default by the Issuer or the Co-Issuer (or any other obligor upon the Notes) in the making of any payment required to be made; and
(v)    if such Paying Agent is not the Note Administrator at any time during the continuance of any such Default, upon the written request of the Note Administrator, forthwith pay to the Note Administrator all sums so held by such Paying Agent.
The Issuer or the Co-Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct the Paying Agent to pay, to the Note Administrator all sums held by the Issuer or the Co-Issuer or held by the Paying Agent for payment of the Notes, such sums to be held by the Note Administrator in trust for the same Noteholders as those upon which such sums were held by the Issuer, the Co-Issuer or the Paying Agent; and, upon such payment by the Paying Agent to the Note Administrator, the Paying Agent shall be released from all further liability with respect to such amounts.
Except as otherwise required by applicable law, any amounts deposited with the Note Administrator in trust or deposited with the Paying Agent for the payment of the principal of or interest on any Note and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Issuer on request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment of such amounts and all liability of the Note Administrator or the Paying Agent with respect to such amounts (but only to the extent of the amounts so paid to the Issuer or the Co-Issuer, as applicable) shall thereupon cease. The Note Administrator or the Paying Agent, before being required to make any such release of payment, may, but shall not be required to, adopt and employ, at the expense of the Issuer or the Co-Issuer, as the case may be, any reasonable means of notification of such release of payment, including, but not limited to, mailing notice of such release to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in amounts due and payable but not claimed is determinable from the records of the Paying Agent, at the last address of record of each such Holder.
Section 7.4    Existence of the Issuer and Co-Issuer.
(a)    So long as any Note is Outstanding, the Issuer shall, to the maximum extent permitted by applicable law, maintain in full force and effect its existence and rights as an exempted company incorporated with limited liability under the laws of the Cayman Islands and shall obtain and preserve its qualification to do business as a foreign limited liability company in each jurisdiction in which such qualifications are or shall be necessary to protect the validity and enforceability of this Indenture, the Notes or any of the Collateral; provided that the Issuer shall be entitled to change its jurisdiction of registration from the Cayman Islands to any other jurisdiction reasonably selected by the Issuer so long as (i) such change is not disadvantageous in any material respect to the Holders of the Notes or the Preferred Shares, (ii) it delivers written notice of such change to the Note Administrator for delivery to the Holders of the Notes or Preferred Shares, the Preferred Share Paying Agent and the Rating Agencies and (iii) on or prior to the fifteenth (15th) Business Day following delivery of such notice by the Note Administrator to the Noteholders, the Note Administrator shall not have received written notice from a Majority of the Controlling Class or a Majority of Preferred Shareholders objecting to such change. So long as any Rated Notes are Outstanding, the Issuer will maintain at all times at least one director who is Independent of the Collateral Manager and its Affiliates.
(b)    So long as any Note is Outstanding, the Co-Issuer shall maintain in full force and effect its existence and rights as a limited liability company organized under the laws of Delaware and shall obtain and preserve its qualification to do business as a foreign limited liability company in each jurisdiction in which such qualifications are or shall be necessary to protect the validity and enforceability of this Indenture or the Notes; provided, however, that the Co-Issuer shall be entitled to change its jurisdiction of formation from Delaware to any other jurisdiction reasonably selected by the Co-Issuer so long as (i) such change is not disadvantageous in any material respect to the Holders of the Notes, (ii) it delivers written notice of such change to the Note Administrator for delivery to the Holders of the Notes and the Rating Agencies and (iii) on or prior to the fifteenth (15th) Business Day following such delivery of such notice by the Note Administrator to the Noteholders, the Note Administrator shall not have received written notice from a Majority of the Controlling Class objecting to such change. So long as any Rated Notes are Outstanding, the Co-Issuer will maintain at all times at least one director who is Independent of the Collateral Manager and its Affiliates.

(c)    So long as any Note is Outstanding, the Issuer shall ensure that all corporate or other formalities regarding its existence are followed (including correcting any known misunderstanding regarding its separate existence). So long as any Note is Outstanding, the Issuer shall not take any action or conduct its affairs in a manner that is likely to result in its separate existence being ignored or its Collateral and liabilities being substantively consolidated with any other Person in a bankruptcy, reorganization or other insolvency proceeding. So long as any Note is Outstanding, the Issuer shall maintain and implement administrative and operating procedures reasonably necessary in the performance of the Issuer’s obligations hereunder, and the Issuer shall at all times keep and maintain, or cause to be kept and maintained, separate books, records, accounts and other information customarily maintained for the performance of the Issuer’s obligations hereunder. Without limiting the foregoing, so long as any Note is Outstanding, (i) the Issuer shall (A) pay its own liabilities only out of its own funds and (B) use separate stationery, invoices and checks, (C) hold itself out and identify itself as a separate and distinct entity under its own name; (D) not commingle its assets with assets of any other Person; (E) hold title to its assets in its own name; (F) maintain separate financial statements, showing its assets and liabilities separate and apart from those of any other Person and not have its assets listed on any financial statement of any other Person; provided, however, that the Issuer’s assets may be included in a consolidated financial statement of its Affiliate; provided that (1) appropriate notation shall be made on such consolidated financial statements to indicate the separateness of the Issuer from such Affiliate and to indicate that the Issuer’s assets and credit are not available to satisfy the debts and other obligations of such Affiliate or any other Person and (2) such assets shall also be listed on the Issuer’s own balance sheet; (G) not guarantee any obligation of any Person, including any Affiliate or become obligated for the debts of any other Person or hold out its credit or assets as being available to satisfy the obligations of others; (H) allocate fairly and reasonably any overhead expenses, including for shared office space; (I) not have its obligations guaranteed by any Affiliate; (J) not pledge its assets to secure the obligations of any other Person; (K) correct any known misunderstanding regarding its separate identity; (L) maintain adequate capital in light of its contemplated business purpose, transactions and liabilities; (M) not acquire any securities of any Affiliate of the Issuer; and (N) not own any asset or property other than property arising out of the actions permitted to be performed under the Transaction Documents; and (ii) the Issuer shall not (A) have any subsidiaries (other than a Permitted Subsidiary and, in the case of the Issuer, the Co-Issuer); (B) engage, directly or indirectly, in any business other than the actions required or permitted to be performed under the Transaction Documents; (C) engage in any transaction with any shareholder that is not permitted under the terms of the Servicing Agreement; (D) pay dividends other than in accordance with the terms of this Indenture, its governing documents and the Preferred Share Paying Agency Agreement; (E) conduct business under an assumed name (i.e., no “DBAs”); (F) incur, create or assume any indebtedness other than as expressly permitted under the Transaction Documents; (G) enter into any contract or agreement with any of its Affiliates, except upon terms and conditions that are commercially reasonable and substantially similar to those available in arm’s-length transactions; provided that the foregoing shall not prohibit the Issuer from entering into the transactions contemplated by the Company Administration Agreement with the Company Administrator, the Preferred Share Paying Agency Agreement with the Share Registrar and any other agreement contemplated or permitted by the Servicing Agreement or this Indenture; (H) make or permit to remain outstanding any loan or advance to, or own or acquire any stock or securities of, any Person, except that the Issuer may invest in those investments permitted under the Transaction Documents and may make any advance required or expressly permitted to be made pursuant to any provisions of the Transaction Documents and permit the same to remain outstanding in accordance with such provisions; and (I) to the fullest extent permitted by law, engage in any dissolution, liquidation, consolidation, merger, asset sale or transfer of ownership interests other than such activities as are expressly permitted pursuant to any provision of the Transaction Documents.
(d)    So long as any Note is Outstanding, the Co-Issuer shall ensure that all limited liability company or other formalities regarding its existence are followed, as well as correcting any known misunderstanding regarding its separate existence. The Co-Issuer shall not take any action or conduct its affairs in a manner, that is likely to result in its separate existence being ignored or its Collateral and liabilities being substantively consolidated with any other Person in a bankruptcy, reorganization or other insolvency proceeding. The Co-Issuer shall maintain and implement administrative and operating procedures reasonably necessary in the performance of the Co-Issuer’s obligations hereunder, and the Co-Issuer shall at all times keep and maintain, or cause to be kept and maintained, books, records, accounts and other information customarily maintained for the performance of the Co-Issuer’s obligations hereunder. Without limiting the foregoing, the Co-Issuer shall not (A) have any subsidiaries, (B) have any employees (other than its managers), (C) join in any transaction with any member that is not permitted under the terms of the Servicing Agreement or this Indenture, (D) pay dividends other than in accordance with the terms of this Indenture, (E) commingle its funds or Collateral with those of any other Person, or (F) enter into any contract or agreement with any of its Affiliates, except upon terms and conditions that are commercially reasonable and substantially similar to those available in arm’s-length transactions with an unrelated party.
Section 7.5    Protection of Collateral.
(a)    The Note Administrator, at the expense of the Issuer and pursuant to any Opinion of Counsel received pursuant to Section 7.5(d) shall execute and deliver all such Financing Statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action as may be necessary or advisable or desirable to secure the rights and remedies of the Holders and to:
(i)    Grant more effectively all or any portion of the Collateral;
(ii)    maintain or preserve the lien (and the priority thereof) of this Indenture or to carry out more effectively the purposes hereof;
(iii)    perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture (including, without limitation, any and all actions necessary or desirable as a result of changes in law or regulations);
(iv)    instruct the Special Servicer with respect to enforcement on any of the Collateral Interests or enforce on any other instruments or property included in the Collateral;
(v)    instruct the Special Servicer to preserve and defend title to the Collateral Interests and preserve and defend title to the other Collateral and the rights of the Trustee, the Holders of the Notes in the Collateral against the claims of all persons and parties; and

(vi)    pursuant to Sections 11.1(a)(i)(1) and 11.1(a)(ii)(1), pay or cause to be paid any and all taxes levied or assessed upon all or any part of the Collateral.
The Issuer hereby designates the Note Administrator as its agent and attorney-in-fact to execute any Financing Statement, continuation statement or other instrument required pursuant to this Section 7.5. The Note Administrator agrees that it will from time to time execute and cause such Financing Statements and continuation statements to be filed (it being understood that the Note Administrator shall be entitled to rely upon an Opinion of Counsel described in Section 7.5(d), at the expense of the Issuer, as to the need to file such Financing Statements and continuation statements, the dates by which such filings are required to be made and the jurisdictions in which such filings are required to be made).
(b)    Neither the Trustee nor the Note Administrator shall (except in accordance with Section 10.12(a), (b) or (c) and except for payments, deliveries and distributions otherwise expressly permitted under this Indenture) cause or permit the Custodial Account or the Custodian to be located in a different jurisdiction from the jurisdiction in which the Custodian was located on the Closing Date, unless the Trustee or the Note Administrator, as applicable, shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.
(c)    The Issuer (or an agent acting on its behalf) shall (i) pay or cause to be paid taxes, if any, levied on account of the beneficial ownership by the Issuer of any Collateral that secure the Notes and timely file all tax returns and information statements as required, (ii) take all reasonable actions, including hiring agents or advisors, consistent with law and its obligations under this Indenture, as are necessary or advisable to prevent the Issuer from becoming subject to any withholding or other taxes or assessments and to allow the Issuer to comply with FATCA and the Cayman FATCA Legislation, including appointing any agent or representative to perform due diligence, withholding or reporting obligations of the Issuer pursuant to FATCA and the Cayman FATCA Legislation, and any other action that the Issuer would be permitted to take under this Indenture necessary for compliance with FATCA and the Cayman FATCA Legislation, and (iii) if required to prevent the withholding or imposition of United States income tax, deliver or cause to be delivered a United States IRS Form W-9 (or the applicable IRS Form W-8, if appropriate) or successor applicable form, to each borrower, counterparty or paying agent with respect to (as applicable) an item included in the Collateral at the time such item is purchased or entered into and thereafter prior to the expiration or obsolescence of such form.
Upon written request, the Note Administrator and the Registrar shall provide to the Issuer, the Collateral Manager, the Placement Agents or any agent thereof any information specified by such parties regarding the Holders of the Notes and payments on the Notes that is reasonably available to the Note Administrator or the Registrar, as the case may be, and may be necessary for compliance with FATCA and the Cayman FATCA Legislation, subject in all cases to confidentiality provisions.
(d)    For so long as the Notes are Outstanding, within the six-month period preceding the fifth anniversary of the Closing Date and every 60 months thereafter, the Issuer (or the Collateral Manager on its behalf) shall deliver to the Trustee and the Note Administrator, for the benefit of the

Trustee, the Collateral Manager, the Note Administrator and the Rating Agencies, at the expense of the Issuer, an Opinion of Counsel stating what is required, in the opinion of such counsel, as of the date of such opinion, to maintain the lien and security interest created by this Indenture with respect to the Collateral, and confirming the matters set forth in the Opinion of Counsel, furnished pursuant to Section 3.1(d), with regard to the perfection and priority of such security interest (and such Opinion of Counsel may likewise be subject to qualifications and assumptions similar to those set forth in the Opinion of Counsel delivered pursuant to Section 3.1(d)).
Section 7.6    Notice of Any Amendments. Each of the Issuer and the Co-Issuer shall give notice to the 17g-5 Information Provider of, and satisfy the Rating Agency Condition with respect to, any amendments to its Governing Documents.
Section 7.7    Performance of Obligations.
(a)    Each of the Issuer and the Co-Issuer shall not take any action, and will use commercially reasonable efforts not to permit any action to be taken by others, that would release any Person from any of such Person’s covenants or obligations under any Instrument included in the Collateral, except in the case of enforcement action taken with respect to any Defaulted Collateral Interest in accordance with the provisions hereof and as otherwise required hereby.
(b)    The Issuer or the Co-Issuer may, with the prior written consent of the Majority of the Notes (or if there are no Notes Outstanding, a Majority of Preferred Shareholders), contract with other Persons, including the Servicer, the Special Servicer, the Note Administrator, the Collateral Manager or the Trustee, for the performance of actions and obligations to be performed by the Issuer or the Co-Issuer, as the case may be, hereunder by such Persons and the performance of the actions and other obligations with respect to the Collateral of the nature set forth in this Indenture. Notwithstanding any such arrangement, the Issuer or the Co-Issuer, as the case may be, shall remain primarily liable with respect thereto. In the event of such contract, the performance of such actions and obligations by such Persons shall be deemed to be performance of such actions and obligations by the Issuer or the Co-Issuer; and the Issuer or the Co-Issuer shall punctually perform, and use commercially reasonable efforts to cause the Servicer, the Special Servicer, the Collateral Manager or such other Person to perform, all of their obligations and agreements contained in this Indenture or such other agreement.
(c)    Unless the Rating Agency Condition is satisfied with respect thereto, the Issuer shall maintain the Servicing Agreement in full force and effect so long as any Notes remain Outstanding and shall not terminate the Servicing Agreement with respect to any Collateral Interest except upon the sale or other liquidation of such Collateral Interest in accordance with the terms and conditions of this Indenture.
(d)    If the Co-Issuers receive a notice from the Rating Agencies stating that they are not in compliance with Rule 17g-5, the Co-Issuers shall take such action as mutually agreed between the Co-Issuers and the Rating Agencies in order to comply with Rule 17g-5.
Section 7.8    Negative Covenants.

(a)    The Issuer and the Co-Issuer shall not:
(i)    sell, assign, participate, transfer, exchange or otherwise dispose of, or pledge, mortgage, hypothecate or otherwise encumber (or permit such to occur or suffer such to exist), any part of the Collateral, except as otherwise expressly permitted by this Indenture, the Servicing Agreement or the Collateral Management Agreement;
(ii)    claim any credit on, make any deduction from, or dispute the enforceability of, the payment of the principal or interest payable in respect of the Notes (other than amounts required to be paid, deducted or withheld in accordance with any applicable law or regulation of any governmental authority) or assert any claim against any present or future Noteholder by reason of the payment of any taxes levied or assessed upon any part of the Collateral;
(iii)    (A) incur or assume or guarantee any indebtedness, other than the Notes and this Indenture and the transactions contemplated hereby; (B) issue any additional class of securities, other than the Notes, the Preferred Shares, the ordinary shares of the Issuer and the limited liability company membership interests of the Co-Issuer; or (C) issue any additional shares of stock, other than the ordinary shares of the Issuer and the Preferred Shares;
(iv)    (A) permit the validity or effectiveness of this Indenture or any Grant hereunder to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to this Indenture or the Notes, except as may be expressly permitted hereby; (B) permit any lien, charge, adverse claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof, any interest therein or the proceeds thereof, except as may be expressly permitted hereby; or (C) take any action that would permit the lien of this Indenture not to constitute a valid first priority security interest in the Collateral, except as may be expressly permitted hereby;
(v)    amend the Servicing Agreement, except pursuant to the terms thereof;
(vi)    amend the Preferred Share Paying Agency Agreement, except pursuant to the terms thereof;
(vii)    to the maximum extent permitted by applicable law, dissolve or liquidate in whole or in part, except as permitted hereunder;
(viii)    make or incur any capital expenditures, except as reasonably required to perform its functions in accordance with the terms of this Indenture and, in the case of the Issuer, the Preferred Share Paying Agency Agreement;
(ix)    become liable in any way, whether directly or by assignment or as a guarantor or other surety, for the obligations of the lessee under any lease, hire any employees or pay any dividends to its shareholders, except with respect to the Preferred Shares in accordance with the Priority of Payments;

(x)    maintain any bank accounts other than the Accounts and any bank account in the Cayman Islands in which (inter alia) the proceeds of the Issuer’s issued share capital and the transaction fees paid to the Issuer for agreeing to issue the Securities will be kept;
(xi)    conduct business under an assumed name, or change its name without first delivering at least 30 days’ prior written notice to the Trustee, the Note Administrator, the Noteholders and the Rating Agencies and an Opinion of Counsel to the effect that such name change will not adversely affect the security interest hereunder of the Trustee or the Secured Parties;
(xii)    take any action that would result in it failing to qualify as a Qualified REIT Subsidiary of BRSP Sub-REIT for federal income tax purposes (including, but not limited to, an election to treat the Issuer as a “taxable REIT subsidiary,” as defined in Section 856(l) of the Code), unless (A) based on an Opinion of Counsel of Sidley Austin LLP or another nationally-recognized tax counsel experienced in such matters, the Issuer will be treated as a Qualified REIT Subsidiary of a REIT other than BRSP Sub-REIT, or (B) based on an Opinion of Counsel of Sidley Austin LLP or another nationally-recognized tax counsel experienced in such matters, the Issuer will be treated as a foreign corporation that is not engaged in a trade or business in the United States for U.S. federal income tax purposes;
(xiii)    except for any agreements involving the purchase and sale of Collateral Interests having customary purchase or sale terms and documented with customary loan trading documentation, enter into any agreements unless such agreements contain “non-petition” and “limited recourse” provisions; or
(xiv)    amend their respective organizational documents without satisfaction of the Rating Agency Condition in connection therewith.
(b)    Neither the Issuer nor the Trustee shall sell, transfer, exchange or otherwise dispose of Collateral, or enter into or engage in any business with respect to any part of the Collateral, except as expressly permitted or required by this Indenture, the Servicing Agreement or the Collateral Management Agreement.
(c)    The Co-Issuer shall not invest any of its Collateral in “securities” (as such term is defined in the 1940 Act) and shall keep all of the Co-Issuer’s Collateral in Cash.
(d)    For so long as any of the Notes are Outstanding, the Co-Issuer shall not issue any limited liability company membership interests of the Co-Issuer to any Person other than BRSP Sub-REIT or a wholly-owned subsidiary of BRSP Sub-REIT.
(e)    The Issuer shall not enter into any material new agreements (other than any Collateral Interest Purchase Agreement or other agreement contemplated by this Indenture) (including, without limitation, in connection with the sale of Collateral by the Issuer) without the prior written consent of the Holders of at least a Majority of the Notes (or if there are no Notes Outstanding, a Majority of Preferred Shareholders) and shall provide notice of all new agreements (other than any Collateral Interest or other agreement specifically contemplated by this Indenture) to the Holders of the Notes. The foregoing notwithstanding, the Issuer may agree to any material new agreements; provided that (i) the Issuer (or the Collateral Manager on its behalf) determines that such new agreements would not, upon becoming effective, adversely affect the rights or interests of any Class or Classes of Noteholders and (ii) subject to satisfaction of the Rating Agency Condition.
(f)    As long as any Note is Outstanding, the Advancing Agent shall cause the Retention Holder to not transfer (whether by means of actual transfer or a transfer of beneficial ownership for U.S. federal income tax purposes), pledge or hypothecate the Retained Securities, any retained or repurchased Notes, the Preferred Shares or the ordinary shares of the Issuer to any other Person (except to an affiliate that is wholly-owned by BRSP Sub-REIT and is disregarded for U.S. federal income tax purposes) unless the Issuer receives a No Entity-Level Tax Opinion, or has previously received a No Trade or Business Opinion.
(g)    Any financing arrangement pursuant to Section 7.8(f) shall prohibit any further transfer (whether by means of actual transfer or a transfer of beneficial ownership for U.S. federal income tax purposes) of the Retained Securities and ordinary shares of the Issuer, including a transfer in connection with any exercise of remedies under such financing unless the Issuer receives a No Entity-Level Tax Opinion.
Section 7.9    Statement as to Compliance. On or before January 31, in each calendar year, commencing in 2025 or immediately if there has been a Default in the fulfillment of an obligation under this Indenture, the Issuer shall deliver to the Trustee, the Note Administrator and the 17g-5 Information Provider an Officer’s Certificate given on behalf of the Issuer and without personal liability stating, as to each signer thereof, that, since the date of the last certificate or, in the case of the first certificate, the Closing Date, to the best of the knowledge, information and belief of such Officer, the Issuer has fulfilled all of its obligations under this Indenture or, if there has been a Default in the fulfillment of any such obligation, specifying each such Default known to them and the nature and status thereof.
Section 7.10    Issuer and Co-Issuer May Consolidate or Merge Only on Certain Terms.
(a)    The Issuer shall not consolidate or merge with or into any other Person or transfer or convey all or substantially all of its Collateral to any Person, unless permitted by the Governing Documents and Cayman Islands law and unless:
(i)    the Issuer shall be the surviving entity, or the Person (if other than the Issuer) formed by such consolidation or into which the Issuer is merged or to which all or substantially all of the Collateral of the Issuer are transferred shall be an entity organized and existing under the laws of the Cayman Islands or such other jurisdiction approved by a Majority of each and every Class of the Notes (each voting as a separate Class), and a Majority of Preferred Shareholders; provided that no such approval shall be required in connection with any such transaction undertaken solely to effect a change in the jurisdiction of registration pursuant to Section 7.4; and provided, further, that the surviving entity shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, the Note Administrator, and each Noteholder, the due and punctual payment of the principal of and interest on all Notes and other amounts payable hereunder and under the

Servicing Agreement and the performance and observance of every covenant of this Indenture and the Servicing Agreement on the part of the Issuer to be performed or observed, all as provided herein;
(ii)    the Rating Agency Condition shall be satisfied;
(iii)    if the Issuer is not the surviving entity, the Person formed by such consolidation or into which the Issuer is merged or to which all or substantially all of the Collateral of the Issuer are transferred shall have agreed with the Trustee and the Note Administrator (A) to observe the same legal requirements for the recognition of such formed or surviving entity as a legal entity separate and apart from any of its Affiliates as are applicable to the Issuer with respect to its Affiliates and (B) not to consolidate or merge with or into any other Person or transfer or convey all or substantially all of the Collateral or all or substantially all of its Collateral to any other Person except in accordance with the provisions of this Section 7.10, unless in connection with a sale of the Collateral pursuant to Article 5, Article 9 or Article 12;
(iv)    if the Issuer is not the surviving entity, the Person formed by such consolidation or into which the Issuer is merged or to which all or substantially all of the Collateral of the Issuer are transferred shall have delivered to the Trustee, the Note Administrator, the Servicer, the Special Servicer, the Collateral Manager and the Rating Agencies an Officer’s Certificate and an Opinion of Counsel each stating that such Person is duly organized, validly existing and in good standing in the jurisdiction in which such Person is organized; that such Person has sufficient power and authority to assume the obligations set forth in Section 7.10(a)(i) and to execute and deliver an indenture supplemental hereto for the purpose of assuming such obligations; that such Person has duly authorized the execution, delivery and performance of an indenture supplemental hereto for the purpose of assuming such obligations and that such supplemental indenture is a valid, legal and binding obligation of such Person, enforceable in accordance with its terms, subject only to bankruptcy, reorganization, insolvency, moratorium and other laws affecting the enforcement of creditors’ rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); that, immediately following the event which causes such Person to become the successor to the Issuer, (A) such Person has good and marketable title, free and clear of any lien, security interest or charge, other than the lien and security interest of this Indenture, to the Collateral securing, in the case of a consolidation or merger of the Issuer, all of the Notes or, in the case of any transfer or conveyance of the Collateral securing any of the Notes, such Notes, (B) the Trustee continues to have a valid perfected first priority security interest in the Collateral securing, in the case of a consolidation or merger of the Issuer, all of the Offered Notes, or, in the case of any transfer or conveyance of the Collateral securing any of the Notes, such Notes and (C) such other matters as the Trustee, the Note Administrator, the Servicer, the Special Servicer, the Collateral Manager or any Noteholder may reasonably require;
(v)    immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

(vi)    the Issuer shall have delivered to the Trustee, the Note Administrator, the Preferred Share Paying Agent and each Noteholder, an Officer’s Certificate and an Opinion of Counsel each stating that such consolidation, merger, transfer or conveyance and such supplemental indenture comply with this Article 7 and that all conditions precedent in this Article 7 provided for relating to such transaction have been complied with;
(vii)    the Issuer has received an opinion from Sidley Austin LLP or an opinion of other nationally recognized U.S. tax counsel experienced in such matters that the Issuer or the Person referred to in clause (a) either will (a) be treated as a Qualified REIT Subsidiary or (b) be treated as a foreign corporation not engaged in a U.S. trade or business or otherwise not subject to U.S. federal income tax on a net income tax basis;
(viii)    the Issuer has received an opinion from Sidley Austin LLP or an opinion of other nationally recognized U.S. tax counsel experienced in such matters that such action will not adversely affect the tax treatment of the Noteholders as described in the Offering Memorandum under the heading “Certain U.S. Federal Income Tax Considerations” to any material extent; and
(ix)    after giving effect to such transaction, the Issuer shall not be required to register as an investment company under the 1940 Act.
(b)    The Co-Issuer shall not consolidate or merge with or into any other Person or transfer or convey all or substantially all of its Collateral to any Person, unless no Notes remain Outstanding or:
(i)    the Co-Issuer shall be the surviving entity, or the Person (if other than the Co-Issuer) formed by such consolidation or into which the Co-Issuer is merged or to which all or substantially all of the Collateral of the Co-Issuer are transferred shall be a company organized and existing under the laws of Delaware or such other jurisdiction approved by a Majority of the Controlling Class; provided that no such approval shall be required in connection with any such transaction undertaken solely to effect a change in the jurisdiction of formation pursuant to Section 7.4; and provided, further, that the surviving entity shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, the Note Administrator, and each Noteholder, the due and punctual payment of the principal of and interest on all Notes and the performance and observance of every covenant of this Indenture on the part of the Co-Issuer to be performed or observed, all as provided herein;
(ii)    the Rating Agency Condition has been satisfied;
(iii)    if the Co-Issuer is not the surviving entity, the Person formed by such consolidation or into which the Co-Issuer is merged or to which all or substantially all of the Collateral of the Co-Issuer are transferred shall have agreed with the Trustee and the Note Administrator (A) to observe the same legal requirements for the recognition of such formed or surviving entity as a legal entity separate and apart from any of its Affiliates as are applicable to the Co-Issuer with respect to its Affiliates and (B) not to consolidate or merge with or into any other Person or transfer or convey all or substantially all of its Collateral to any other Person except in accordance with the provisions of this Section 7.10;
(iv)    if the Co-Issuer is not the surviving entity, the Person formed by such consolidation or into which the Co-Issuer is merged or to which all or substantially all of the Collateral of the Co-Issuer are transferred shall have delivered to the Trustee, the Note Administrator and the Rating Agencies an Officer’s Certificate and an Opinion of Counsel each stating that such Person is duly organized, validly existing and in good standing in the jurisdiction in which such Person is organized; that such Person has sufficient power and authority to assume the obligations set forth in Section 7.10(b)(i) and to execute and deliver an indenture supplemental hereto for the purpose of assuming such obligations; that such Person has duly authorized the execution, delivery and performance of an indenture supplemental hereto for the purpose of assuming such obligations and that such supplemental indenture is a valid, legal and binding obligation of such Person, enforceable in accordance with its terms, subject only to bankruptcy, reorganization, insolvency, moratorium and other laws affecting the enforcement of creditors’ rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); such other matters as the Trustee, the Note Administrator or any Noteholder may reasonably require;
(v)    immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;
(vi)    the Co-Issuer shall have delivered to the Trustee, the Note Administrator, the Preferred Share Paying Agent and each Noteholder an Officer’s Certificate and an Opinion of Counsel each stating that such consolidation, merger, transfer or conveyance and such supplemental indenture comply with this Article 7 and that all conditions precedent in this Article 7 provided for relating to such transaction have been complied with and that no adverse tax consequences will result therefrom to the Holders of the Notes or the Preferred Shareholders; and
(vii)    after giving effect to such transaction, the Co-Issuer shall not be required to register as an investment company under the 1940 Act.
Section 7.11    Successor Substituted.
Upon any consolidation or merger, or transfer or conveyance of all or substantially all of the Collateral of the Issuer or the Co-Issuer, in accordance with Section 7.10, the Person formed by or surviving such consolidation or merger (if other than the Issuer or the Co-Issuer), or the Person to which such consolidation, merger, transfer or conveyance is made, shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer or the Co-Issuer, as the case may be, under this Indenture with the same effect as if such Person had been named as the Issuer or the Co-Issuer, as the case may be, herein. In the event of any such consolidation, merger, transfer or conveyance, the Person named as the “Issuer” or the “Co-Issuer” in the first paragraph of this Indenture or any successor which shall theretofore have become such in the manner prescribed in this Article 7 may be dissolved, wound-up and liquidated at any time thereafter, and such Person thereafter shall be released from its liabilities as obligor and maker on all the Notes and from its obligations under this Indenture.

Section 7.12    No Other Business. The Issuer shall not engage in any business or activity other than issuing and selling the Notes pursuant to this Indenture and any supplements thereto, issuing its ordinary shares and issuing and selling the Preferred Shares in accordance with its Governing Documents, and acquiring, owning, holding, disposing of and pledging the Collateral in connection with the Notes and such other activities which are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith. The Co-Issuer shall not engage in any business or activity other than issuing and selling the Notes pursuant to this Indenture and any supplements thereto and such other activities which are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.
Section 7.13    Reporting. At any time when the Issuer and/or the Co-Issuer is not subject to Section 13 or 15(d) of the Exchange Act and is not exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, upon the request of a Holder or beneficial owner of a Note, the Issuer and/or the Co-Issuer shall promptly furnish or cause to be furnished “Rule 144A Information” (as defined below) to such Holder or beneficial owner, to a prospective purchaser of such Note designated by such Holder or beneficial owner or to the Note Administrator for delivery to such Holder or beneficial owner or a prospective purchaser designated by such Holder or beneficial owner, as the case may be, in order to permit compliance by such Holder or beneficial owner with Rule 144A under the Securities Act in connection with the resale of such Note by such Holder or beneficial owner. “Rule 144A Information” shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto). The Note Administrator shall reasonably cooperate with the Issuer and/or the Co-Issuer in mailing or otherwise distributing (at the Issuer’s expense) to such Noteholders or prospective purchasers, at and pursuant to the Issuer’s and/or the Co-Issuer’s written direction the foregoing materials prepared by or on behalf of the Issuer and/or the Co-Issuer; provided, however, that the Note Administrator shall be entitled to prepare and affix thereto or enclose therewith reasonable disclaimers to the effect that such Rule 144A Information was not assembled by the Note Administrator, that the Note Administrator has not reviewed or verified the accuracy thereof, and that it makes no representation as to such accuracy or as to the sufficiency of such information under the requirements of Rule 144A or for any other purpose.
Section 7.14    Calculation Agent.
(a)    The Issuer and the Co-Issuer hereby agree that for so long as any Notes remain Outstanding there shall at all times be an agent appointed to calculate the Benchmark in respect of each Interest Accrual Period in accordance with the terms of Schedule B (the “Calculation Agent”). The Issuer and the Co-Issuer initially have appointed the Note Administrator as Calculation Agent for purposes of determining the Benchmark for each Interest Accrual Period. The Calculation Agent may be removed by the Issuer at any time upon thirty (30) days’ written notice delivered to the Calculation Agent. The Calculation Agent may resign at any time by giving written notice thereof to the Issuer, the Co-Issuer, the Collateral Manager, the Noteholders and the Rating Agencies. If the Calculation Agent is unable or unwilling to act as such or is removed by the Issuer, or if the Calculation Agent fails to determine the rate using the Benchmark or the Interest Distribution Amount for any Class of Notes for any Interest Accrual Period, the Issuer shall promptly appoint as a replacement Calculation Agent a leading bank which does not control or is not controlled by or under common control with the Issuer or its affiliates. To the extent the Calculation Agent is removed without cause, the expenses incurred in connection with transferring the Calculation Agent’s responsibilities under this Indenture shall be reimbursed by the Issuer. The Calculation Agent may not resign its duties without a successor having been duly appointed. If no successor Calculation Agent shall have been appointed within 30 days after giving of a notice of resignation, the resigning Calculation Agent or a Majority of the Preferred Shareholders with regard to the determination that a Benchmark Transition Event has occurred, may petition a court of competent jurisdiction for the appointment of a successor Calculation Agent, and if such petition is commenced by the Calculation Agent, then such petition will be at the expense of the Issuer.
(b)    The Calculation Agent shall be required to agree that, as soon as practicable after the Reference Time, but in no event later than 11:00 a.m. (New York time) on the next succeeding Business Day (or the next succeeding SOFR Business Day if the Benchmark is Term SOFR) immediately following each Benchmark Determination Date, the Calculation Agent shall calculate the Benchmark for the related Interest Accrual Period and will communicate such information to the Note Administrator, who shall include such calculation on the next Monthly Report following such Benchmark Determination Date. The Calculation Agent shall notify the Issuer, the Co-Issuer and the Collateral Manager before 5:00 p.m. (New York time) on each Benchmark Determination Date if it has not determined and is not in the process of determining the Benchmark and the Interest Distribution Amounts for each Class of Notes, together with the reasons therefor. The determination of the Note Interest Rates and the related Interest Distribution Amounts, respectively, by the Calculation Agent shall, absent manifest error, be final and binding on all parties.
Section 7.15    REIT Status.
(a)    BRSP Sub-REIT shall not take any action that results in the Issuer failing to qualify as a Qualified REIT Subsidiary of BRSP Sub-REIT for federal income tax purposes, unless (A) based on an Opinion of Counsel, the Issuer will be treated as a Qualified REIT Subsidiary of a REIT other than BRSP Sub-REIT, or (B) based on an Opinion of Counsel, the Issuer will be treated as a foreign corporation that is not engaged in a trade or business in the United States for U.S. federal income tax purposes.
(b)    Without limiting the generality of this Section 7.15, if the Issuer is no longer a Qualified REIT Subsidiary, prior to the time that:
(i)    any Collateral Interest would cause the Issuer to be treated as engaged in a trade or business in the United States or to become subject to U.S. federal tax on a net income basis;
(ii)    the Issuer would acquire or receive any asset in connection with a workout or restructuring of a Collateral Interest that could cause the Issuer to be treated as engaged in a trade or business in the United States or to become subject to U.S. federal tax on a net income basis;
(iii)    the Issuer would acquire the real property underlying any Collateral Interest pursuant to a foreclosure or deed-in-lieu of foreclosure; or

(iv)    any Collateral Interest is modified in such a manner that could cause the Issuer to be treated as engaged in a trade or business in the United States or to become subject to U.S. federal tax on a net income basis, the Issuer will either (x) organize one or more Permitted Subsidiaries and contribute the subject property to such Permitted Subsidiary, (y) contribute such Collateral Interest to an existing Permitted Subsidiary, or (z) sell such Collateral Interest in accordance with Section 12.1.
(c)    At the direction of 100% of the Preferred Shareholders (including any party that will become the beneficial owner of 100% of the Preferred Shares because of a default under any financing arrangement for which the Preferred Shares are security), the Issuer may operate as a foreign corporation that is not engaged in a trade or business in the United States for U.S. federal income tax purposes; provided that (i) the Issuer receives a No Entity-Level Tax Opinion or a No Trade or Business Opinion; (ii) this Indenture and the Servicing Agreement, as applicable, are amended or supplemented (A) to adopt written tax guidelines governing the Issuer’s origination, acquisition, disposition and modification of Collateral Interests designed to prevent the Issuer from being treated as engaged in a trade or business in the United States for U.S. federal income tax purposes, (B) to form one or more “grantor trusts” to the hold Collateral Interests and (C) to implement any other provisions deemed necessary (as determined by the tax counsel providing the opinion) to prevent the Issuer from being treated as a foreign corporation engaged in a trade or business in the United States for U.S. federal income tax purposes or otherwise becoming subject to U.S. federal withholding tax or U.S. federal income tax on a net income basis; (iii) the Preferred Shareholder shall pay the administrative and other costs related to the Issuer converting from a Qualified REIT Subsidiary to operating as a foreign corporation, including the costs of any opinions and amendments; and (iv) the Preferred Shareholder agrees to pay any ongoing expenses related to the Issuer’s status as a foreign corporation not engaged in a trade or business in the United States for U.S. federal income tax purposes, including but not limited to U.S. federal income tax filings required by the Issuer, the “grantor trusts” or any taxable subsidiaries or required under FATCA.
Section 7.16    Permitted Subsidiaries. Notwithstanding any other provision of this Indenture, the Collateral Manager on behalf of the Issuer shall, following delivery of an Issuer Order to the parties hereto, be permitted to sell or transfer to a Permitted Subsidiary at any time any Sensitive Asset for consideration consisting entirely of the equity interests of such Permitted Subsidiary (or for an increase in the value of equity interests already owned). Such Issuer Order shall certify that the sale of a Sensitive Asset is being made in accordance with satisfaction of all requirements of this Indenture. The Custodian shall, upon receipt of a Request for Release with respect to a Sensitive Asset, release such Sensitive Asset and shall deliver such Sensitive Asset as specified in such Request for Release. The following provisions shall apply to all Sensitive Asset and Permitted Subsidiaries:
(a)    For all purposes under this Indenture, any Sensitive Asset transferred to a Permitted Subsidiary shall be treated as if it were an asset owned directly by the Issuer.
(b)    Any distribution of Cash by a Permitted Subsidiary to the Issuer shall be characterized as Interest Proceeds or Principal Proceeds to the same extent that such Cash would have been characterized as Interest Proceeds or Principal Proceeds if received directly by the Issuer and each Permitted Subsidiary shall cause all proceeds of and collections on each Sensitive Asset owned by such Permitted Subsidiary to be deposited into the Payment Account.
(c)    To the extent applicable, the Issuer shall form one or more Securities Accounts with the Securities Intermediary for the benefit of each Permitted Subsidiary and shall, to the extent applicable, cause Sensitive Asset to be credited to such Securities Accounts.
(d)    Notwithstanding the complete and absolute transfer of a Sensitive Asset to a Permitted Subsidiary, the ownership interests of the Issuer in a Permitted Subsidiary or any property distributed to the Issuer by a Permitted Subsidiary shall be treated as a continuation of its ownership of the Sensitive Asset that was transferred to such Permitted Subsidiary (and shall be treated as having the same characteristics as such Sensitive Asset).
(e)    If the Special Servicer on behalf of the Trustee, or any other authorized party takes any action under this Indenture to sell, liquidate or dispose of all or substantially all of the Collateral, the Issuer (or the Collateral Manager on its behalf) shall cause each Permitted Subsidiary to sell each Sensitive Asset and all other Collateral held by such Permitted Subsidiary and distribute the proceeds of such sale, net of any amounts necessary to satisfy any related expenses and tax liabilities, to the Issuer in exchange for the equity interest in such Permitted Subsidiary held by the Issuer.
Section 7.17    Repurchase Requests. If the Issuer, the Trustee, the Note Administrator, the Collateral Manager, the Servicer or the Special Servicer receives any request or demand that a Collateral Interest be repurchased or replaced arising from any Material Breach of a representation or warranty made with respect to such Collateral Interest, any Material Document Defect or any Combined Loan Repurchase Event (any such request or demand, a “Repurchase Request”) or a withdrawal of a Repurchase Request from any Person other than the Servicer or Special Servicer, then the Collateral Manager (on behalf of the Issuer), the Trustee or the Note Administrator, as applicable, shall promptly forward such notice of such Repurchase Request or withdrawal of a Repurchase Request, as the case may be, to the Servicer (if related to a Collateral Interest that is, or is related to, a Performing Mortgage Loan as defined in the Servicing Agreement) or Special Servicer, and include the following statement in the related correspondence: “This is a “[Repurchase Request]/[withdrawal of a Repurchase Request]” under Section 3.19 of the Servicing Agreement relating to BRSP 2024-FL2, Ltd. and BRSP 2024-FL2, LLC, requiring action from you as the “Repurchase Request Recipient” thereunder.” Upon receipt of such Repurchase Request or withdrawal of a Repurchase Request by the Collateral Manager, the Servicer or Special Servicer pursuant to the prior sentence, the Servicer or the Special Servicer, as applicable, shall be deemed to be the Repurchase Request Recipient in respect of such Repurchase Request or withdrawal of a Repurchase Request, as the case may be, and shall be responsible for complying with the procedures set forth in Section 3.19 of the Servicing Agreement with respect to such Repurchase Request.
Section 7.18    Purchase of Ramp-Up Collateral Interests. The Issuer (or the Collateral Manager on behalf of the Issuer) shall, prior to the Ramp-Up Completion Date, use commercially reasonable efforts to apply amounts on deposit in the Unused Proceeds Account to purchase Ramp-Up Collateral Interests in accordance with Section 10.4(d) (which shall be, and hereby are, Granted to the Trustee pursuant to the Granting Clause of this Indenture) for inclusion in the Collateral upon

(i) receipt by the Trustee of an Issuer Order or trade confirmation executed by the Issuer (or the Collateral Manager on behalf of the Issuer) with respect thereto directing the Trustee to pay out the amount specified therein against delivery of the Ramp-Up Collateral Interests specified therein, (ii) receipt by the Trustee of the subsequent transfer instrument substantially in the form of Exhibit S hereto or a Collateral Interest Purchase Agreement with respect to the applicable Ramp-Up Collateral Interests, and (iii) a certificate of an Authorized Officer of the Issuer (or the Collateral Manager) (which certification shall be deemed to be made upon delivery of a trade confirmation or Issuer Order), dated as of the trade date, and delivered to the Trustee on or prior to the date of such purchase and Grant, to the effect that after giving effect to such purchase and Grant of the Ramp-Up Collateral Interests, the Eligibility Criteria and the Acquisition Criteria are met with respect to the Ramp-Up Collateral Interests purchased. Any Ramp-Up Collateral Interest may be acquired during the Ramp-Up Acquisition Period only so long as (i) the applicable Eligibility Criteria are satisfied with respect to such Ramp-Up Collateral Interest, (ii) the Acquisition Criteria are met and (iii) the Acquisition and Disposition Requirements are met.
Section 7.19    Ramp-Up Completion Date Actions.
(a)    The Issuer (or the Collateral Manager on behalf of the Issuer) shall cause to be delivered to the Trustee, the Note Administrator and the Rating Agencies on the Ramp-Up Completion Date an amended Schedule A listing all Collateral Interests granted to the Trustee pursuant to Section 7.18 on or before the Ramp-Up Completion Date and included in the Collateral on the Ramp-Up Completion Date, which schedule shall supersede any prior Schedule A delivered to the Trustee.
(b)    Within thirty (30) Business Days after the Ramp-Up Completion Date, the Issuer shall provide, or (at the Issuer’s expense) cause the Collateral Manager to provide, to the Rating Agencies, the Note Administrator and the Trustee, the following documents: (A) a report of the Collateral Manager (x) confirming the name of the borrower, the unpaid Principal Balance, the coupon and the maturity date with respect to each Ramp-Up Collateral Interest owned by the Issuer as of the Ramp-Up Completion Date, and (y) containing information from the Note Administrator confirming that, as of the Ramp-Up Completion Date, the Note Protection Tests were satisfied (the “Ramp-Up Completion Date Report”), and (B) an unqualified certificate of the Collateral Manager on behalf of the Issuer certifying (x) as to the satisfaction of the items set forth in clause (A) above and (y) that each Ramp-Up Collateral Interest satisfied all of the Eligibility Criteria, the Acquisition Criteria and the Acquisition and Disposition Requirements applicable to Ramp-Up Collateral Interests. If the Issuer (or the Collateral Manager on behalf of the Issuer) delivers a report that meets the requirements set forth in clause (A) above and the Collateral Manager delivers a certificate that meets the requirements of clause (B) above, then a confirmation from Moody’s of the ratings assigned by Moody’s to the Notes on the Closing Date will be deemed to have been provided. If (i) within such thirty (30) Business Day period, the Issuer, or the Collateral Manager on behalf of the Issuer, fails to provide the items described in foregoing clauses (A) and (B), (ii) within such 30-Business Day period, any rating assigned by Moody’s as of the Closing Date to any Class of Notes has been downgraded or withdrawn, or (iii) on or before the later of the thirtieth (30th) Business Day after the Ramp-Up Completion Date and the tenth (10th) Business Day following the receipt by Fitch of the items described in the foregoing clauses (A) and (B), Fitch does not provide a No Downgrade Confirmation with respect to the ratings assigned by Fitch as of the Closing Date for any Class of Notes, a “Rating Confirmation Failure” will occur.

(c)    If a Rating Confirmation Failure occurs, first, Interest Proceeds remaining after payment of amounts referred to in clauses (1) through (14) of Section 11.1(a)(i) and second, Principal Proceeds in accordance with clause (3) of Section 11.1(a)(ii) will be used to pay principal of the Notes in accordance with the Priority of Payments, until each such rating of each Class of Notes is confirmed or reinstated or such Class has been paid in full.
Section 7.20    Servicing of Commercial Real Estate Loans and Control of Servicing Decisions. Other than with respect to the Non-Serviced Commercial Real Estate Loans, the Collateral Interests (or, as applicable, the related Participated Loan) will be serviced by the Servicer or, with respect to Specially Serviced Loans, the Special Servicer, in each case pursuant to the Servicing Agreement, subject to the consultation, consent and direction rights of the Collateral Manager, as set forth in the Servicing Agreement, subject to those conditions, restrictions or termination events expressly provided therein. Nothing in this Indenture shall be interpreted to limit in any respect the rights of the Collateral Manager under the Servicing Agreement and none of the Issuer, Co-Issuer, Note Administrator and Trustee shall take any action under this Indenture inconsistent with the Collateral Manager’s rights set forth under the Servicing Agreement.
Section 7.21    ABS Due Diligence Services. If any of the parties to this Indenture receives a Form ABS Due Diligence-15E from any party in connection with any third-party due diligence services such party may have provided with respect to the Collateral Interests (any such party, a “Due Diligence Service Provider”), such receiving party shall promptly forward such Form ABS Due Diligence-15E to the 17g-5 Information Provider for posting on the 17g-5 Website. The 17g-5 Information Provider shall post on the 17g-5 Website any Form ABS Due Diligence-15E it receives directly from a Due Diligence Service Provider or from another party to this Indenture, promptly upon receipt thereof.
ARTICLE 8

SUPPLEMENTAL INDENTURES
Section 8.1    Supplemental Indentures Without Consent of Securityholders.
(a)    Without the consent of the Holders of any Notes or any Preferred Shareholders, and without satisfaction of the Rating Agency Condition, the Issuer, the Co-Issuer, when authorized by Board Resolutions of the Co-Issuers, the Trustee and the Note Administrator, at any time and from time to time subject to the requirement provided below in this Section 8.1, may enter into one or more indentures supplemental hereto, in form satisfactory to the parties thereto, for any of the following purposes:
(i)    evidence the succession of any Person to the Issuer or the Co-Issuer and the assumption by any such successor of the covenants of the Issuer or the Co-Issuer, as applicable, herein and in the Notes;
(ii)    add to the covenants of the Issuer, the Co-Issuer, the Note Administrator or the Trustee for the benefit of the Holders of the Notes or the Preferred Shares or to surrender any right or power herein conferred upon the Issuer or the Co-Issuer, as applicable;

(iii)    convey, transfer, assign, mortgage or pledge any property to or with the Trustee, or add to the conditions, limitations or restrictions on the authorized amount, terms and purposes of the issue, authentication and delivery of the Notes;
(iv)    evidence and provide for the acceptance of appointment hereunder of a successor Trustee or a successor Note Administrator and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Sections 6.9, 6.10 and 6.12;
(v)    correct or amplify the description of any property at any time subject to the lien of this Indenture, or to better assure, convey and confirm unto the Trustee any property subject or required to be subject to the lien of this Indenture (including, without limitation, any and all actions necessary or desirable as a result of changes in law or regulations) or to subject any additional property to the lien of this Indenture;
(vi)    modify the restrictions on and procedures for resales and other transfers of Notes to reflect any changes in applicable law or regulation (or the interpretation thereof) or to enable the Issuer and the Co-Issuer to rely upon any exemption or exclusion from registration under the Securities Act, the Exchange Act or the 1940 Act (including, without limitation, (A) to prevent any Class of Notes from being considered an “ownership interest” under the Section 619 of Dodd-Frank (such statutory provision together with such implementing regulations, the “Volcker Rule”) or (B) to prevent the Issuer or the Co-Issuer from being considered a “covered fund” under the Volcker Rule) or to remove restrictions on resale and transfer to the extent not required thereunder;
(vii)    accommodate the issuance, if any, of Notes in global or book-entry form through the facilities of DTC or otherwise;
(viii)    take any action commercially reasonably necessary or advisable as required for the Issuer to comply with the requirements of FATCA (or the Cayman FATCA Legislation); or to prevent the Issuer from failing to qualify as a Qualified REIT Subsidiary or other disregarded entity of a REIT for U.S. federal income tax purposes or from otherwise being treated as a foreign corporation engaged in a trade or business in the United States for federal income tax purposes, or to prevent the Issuer, the Holders of the Notes, the Holders of the Preferred Shares or the Trustee from being subject to withholding or other taxes, fees or assessments or from otherwise being subject to U.S. federal, state, local or foreign income or franchise tax on a net income tax basis;
(ix)    amend or supplement any provision of this Indenture to the extent necessary to maintain the then-current ratings assigned to the Notes;
(x)    accommodate the settlement of the Notes in book-entry form through the facilities of DTC, Euroclear or Clearstream, Luxembourg or otherwise;

(xi)    authorize the appointment of any listing agent, transfer agent, paying agent or additional registrar for any Class of Notes required or advisable in connection with the listing of any Class of Notes on any stock exchange, and otherwise to amend this Indenture to incorporate any changes required or requested by any governmental authority, stock exchange authority, listing agent, transfer agent, paying agent or additional registrar for any Class of Notes in connection therewith;
(xii)    evidence changes to applicable laws and regulations;
(xiii)    to modify, eliminate or add to any of the provisions of this Indenture in the event the U.S. Credit Risk Retention Rules or the EU Securitization Laws and/or UK Securitization Laws are amended or repealed, in order to modify or eliminate the risk retention requirements (or, in respect of the EU Securitization Laws and/or UK Securitization Laws, other requirements, including those relating to transparency, disclosure and credit-granting) in the event of such amendment or repeal; provided that (1) in relation to the U.S. Credit Risk Retention Rules, the Trustee has received an opinion of counsel or (2) in relation to the EU Securitization Laws and/or UK Securitization Laws, the EU/UK Retention Holder certifies to the Trustee that it has received written legal advice, in each case, to the effect the action is consistent with and will not cause a violation of the U.S. Credit Risk Retention Rules or the EU Securitization Laws and/or UK Securitization Laws (as applicable);
(xiv)    reduce the minimum denominations required for transfer of the Notes;
(xv)    modify the provisions of this Indenture with respect to reimbursement of Nonrecoverable Interest Advances if (a) the Collateral Manager determines that the commercial mortgage securitization industry standard for such provisions has changed, in order to conform to such industry standard and (b) such modification does not adversely affect the status of Issuer for U.S. federal income tax purposes, as evidenced by an Opinion of Counsel;
(xvi)    modify the procedures set forth in this Indenture relating to compliance with Rule 17g-5 of the Exchange Act; provided that the change would not materially increase the obligations of the Collateral Manager, the Note Administrator, Trustee, any paying agent, the Servicer or the Special Servicer (in each case, without such party’s consent) and would not adversely affect in any material respect the interests of any Noteholder or Preferred Shareholder; provided, further, that the Collateral Manager must provide a copy of any such amendment to the 17g-5 Information Provider for posting to the 17g-5 Website and provide notice of any such amendment to the Rating Agencies;
(xvii)    at the direction of 100% of the holders of the Preferred Shares (including any party that shall become the beneficial owner of 100% of the Preferred Shares because of a default under any financing arrangement for which the Preferred Shares are security), modify the provisions of this Indenture to adopt restrictions provided by tax counsel in order to prevent the Issuer from being treated as a foreign corporation that is engaged in a trade or business in the United States for U.S. federal income tax purposes or otherwise become subject to U.S. federal withholding tax or U.S. federal income tax on a net income basis;

(xviii)    make any change to any other provisions with respect to matters or questions arising under this Indenture; provided that the party requesting the supplemental indenture represents that it believes the required action will not adversely affect in any material respect the interests of any Noteholder not consenting thereto, as evidenced by (A) an Opinion of Counsel or (B) an Officer’s Certificate of the Collateral Manager; and
(xix)    providing for and/or facilitating the exchange of Exchangeable Notes for Exchanged Notes to the extent permitted by this Indenture and to extend to such Exchanged Notes (to the extent explicitly provided herein) the benefits and provisions of this Indenture;
provided that (subject to the further provisions on modification and amendment of this Indenture set forth below) such action would not adversely affect the tax treatment of the Offered Notes as indebtedness, constitute an event requiring the beneficial owner of the Offered Notes to recognize gain or loss for U.S. federal income tax purposes, or cause the Issuer to be subject to U.S. federal tax on a net income basis.
In addition, in the event that any or all restrictions and/or limitations under the U.S. Credit Risk Retention Rules, the EU Securitization Laws or the UK Securitization Laws are withdrawn, repealed or modified to be less restrictive on the Securitization Sponsor or, as applicable, the EU/UK Retention Holder, at the request of the Sponsor or, in the case of the EU Securitization Laws and/or UK Securitization Laws, at the request of the EU/UK Retention Holder, the Issuer, the Co-Issuer, the Trustee and the Note Administrator will be required to modify any corresponding terms of this Indenture in accordance with Section 8.1(a)(xiii) to reflect any such withdrawal, repeal or modification.
Neither the Trustee nor the Note Administrator shall enter into any such supplemental indenture unless the Trustee and the Note Administrator have received, in addition to such other requirements under this Indenture, either (x) an opinion of tax counsel of nationally recognized standing in the United States experienced in such matters to the effect that the proposed supplemental indenture will not cause the Issuer to fail to be treated as a Qualified REIT Subsidiary or other disregarded entity of a REIT or (y) a No Trade or Business Opinion.
The Note Administrator and Trustee are each hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations which may be therein contained, but the Note Administrator and Trustee shall not be obligated to enter into any such supplemental indenture which affects the Note Administrator’s or Trustee’s own rights, duties, liabilities or immunities under this Indenture or otherwise, except to the extent required by law.
(b)    Notwithstanding Section 8.1(a), Section 8.2 or any other provision of this Indenture, without prior notice to, and without the consent of the Holders of any Notes or any Preferred Shareholders, the Issuer, the Co-Issuer, when authorized by Board Resolutions of the Co-Issuers, the Trustee and the Note Administrator, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee and the Note Administrator, for any of the following purposes:

(i)    conform this Indenture to the provisions described in the Offering Memorandum (or any supplement thereto);
(ii)    to correct any defect or ambiguity in this Indenture in order to address any manifest error, omission or mistake in any provision of this Indenture;
(iii)    to conform this Indenture to any Rating Agency Test Modification; and
(iv)    to provide for the Notes of each Class to bear interest based on the applicable Benchmark Replacement from and after the related Benchmark Replacement Date; and/or at the direction of the Designated Transaction Representative, to make Benchmark Replacement Conforming Changes.
Section 8.2    Supplemental Indentures with Consent of Securityholders. Except as set forth below, the Note Administrator, the Trustee and the Co-Issuers may enter into one or more indentures supplemental hereto to add any provisions to, or change in any manner or eliminate any of the provisions of, this Indenture or modify in any manner the rights of the Holders of any Class of Notes or the Preferred Shares under this Indenture only (x) with the written consent of the Holders of at least Majority in Aggregate Outstanding Amount of the Notes of each Class materially and adversely affected thereby (excluding any Notes owned by the Collateral Manager or any of its Affiliates) and the Preferred Shareholder if materially and adversely affected thereby, by Act of said Securityholders delivered to the Trustee, the Note Administrator and the Co-Issuers, and (y) subject to satisfaction of the Rating Agency Condition, notice of which may be in electronic form. The Note Administrator shall provide ten (10) Business Days’ notice of such change to the Holders of each Class of Notes and the Preferred Shareholders, requesting notification by such Noteholders and Holders of the Preferred Shares if any such Noteholders or Preferred Shareholder would be materially and adversely affected by the proposed supplemental indenture. The Note Administrator shall include notice of such consent request in the next Monthly Report and a copy of the proposed supplemental indenture shall be posted on the Note Administrator’s Website. Following such initial ten (10) Business Day period, the Note Administrator shall provide three successive additional ten (10) Business Days’ notices to any holder of Notes or Preferred Shares that did not respond to the initial notice. Unless the Note Administrator is notified (after giving such initial ten (10) Business Days’ notice and the three additional ten (10) Business Days’ notices, as applicable) by Holders of at least 33 1/3 in Aggregate Outstanding Amount (excluding any Notes held by the Collateral Manager or its Affiliates or by any accounts managed by them) of the Notes of any Class that such Class of Notes or a Majority of Preferred Shareholders will be materially and adversely affected by the proposed supplemental indenture (and upon receipt of an Officer’s Certificate of the Collateral Manager), the interests of such Class and the interests of the Preferred Shares will be deemed not to be materially and adversely affected by such proposed supplemental indenture and the Trustee will be permitted to enter into such supplemental indenture; provided that a Class of Notes may only be deemed to not be materially and adversely affected without the written consent by at least a majority of the Notes of any Class by up to five (5) proposed supplemental indentures in the aggregate; provided further that repeated requests for a supplemental indenture on separate occasions relating to the same subject matter will count as a separate proposal; provided further that the required multiple notices provided by the Note Administrator as described above for the same proposed supplemental indenture will constitute a single proposal (as determined by an Issuer Order delivered to the Trustee and the Note

Administrator in connection with such supplemental indenture). Such determinations shall be conclusive and binding on all present and future Noteholders. The consent of the Holders of the Preferred Shares shall be binding on all present and future Holders of the Preferred Shares.
(a)    Without the consent of (x) all of the Holders of each Outstanding Class of Notes materially adversely affected and (y) all of the Holders of the Preferred Shares materially adversely affected thereby, no supplemental indenture may:
(i)    change the Stated Maturity Date of the principal of or the due date of any installment of interest on any Note, reduce the principal amount thereof or the Note Interest Rate thereon or the Redemption Price with respect to any Note, change the date of any scheduled distribution on the Preferred Shares, or the Redemption Price with respect thereto, change the earliest date on which any Note may be redeemed at the option of the Issuer, change the provisions of this Indenture that apply proceeds of any Collateral to the payment of principal of or interest on Notes or of distributions to the Preferred Share Paying Agent for the payment of distributions in respect of the Preferred Shares or change any place where, or the coin or currency in which, any Note or the principal thereof or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity Date thereof (or, in the case of redemption, on or after the applicable Redemption Date);
(ii)    reduce the percentage of the Aggregate Outstanding Amount of Holders of Notes of each Class or the Notional Amount of Preferred Shares of the Holders thereof whose consent is required for the authorization of any such supplemental indenture or for any waiver of compliance with certain provisions of this Indenture or certain Defaults hereunder or their consequences provided for in this Indenture;
(iii)    impair or adversely affect the Collateral except as otherwise permitted in this Indenture;
(iv)    permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Collateral or terminate such lien on any property at any time subject hereto or deprive the Holder of any Note of the security afforded by the lien of this Indenture;
(v)    reduce the percentage of the Aggregate Outstanding Amount of Holders of Notes of each Class whose consent is required to request the Trustee to preserve the Collateral or rescind any election to preserve the Collateral pursuant to Section 5.5 or to sell or liquidate the Collateral pursuant to Section 5.4 or 5.5;
(vi)    [Reserved];
(vii)    modify the definition of the term “Outstanding” or the provisions of Section 11.1(a) or Section 13.1;

(viii)    modify any of the provisions of this Indenture in such a manner as to affect the calculation of the amount of any payment of interest on or principal of any Note on any Payment Date or of distributions to the Preferred Share Paying Agent for the payment of distributions in respect of the Preferred Shares on any Payment Date (or any other date) or to affect the rights of the Holders of Securities to the benefit of any provisions for the redemption of such Securities contained herein;
(ix)    reduce the permitted minimum denominations of the Notes below the minimum denomination necessary to maintain an exemption from the registration requirements of the Securities Act or the 1940 Act; or
(x)    modify any provisions regarding non- recourse or non-petition covenants with respect to the Issuer and the Co-Issuer.
(b)    Notwithstanding the foregoing, with the consent of (x) a Majority of the Holders of each Outstanding Class of Notes and (y) a Majority of the Holders of the Preferred Shares, a supplemental indenture may:
(i)    modify any of the provisions of this Article 8, except to increase any percentage of Outstanding Notes whose holders’ consent is required for any such action or to provide that other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;
(ii)    modify the definitions of the terms “Acquisition Criteria,” “Controlling Class,” “Majority,” “Reinvestment Period” and “Supermajority” set forth in this Indenture; and
(iii)    modify the Eligibility Criteria, the Acquisition Criteria or the Note Protection Tests, other than with respect to a Rating Agency Test Modification.
The Trustee and Note Administrator shall be entitled to rely upon an Officer’s Certificate of the Issuer (or the Collateral Manager on its behalf) in determining whether or not the Holders of Securities would be materially or adversely affected by such change (after giving notice of such change to the Holders of Securities). Such determination shall be conclusive and binding on all present and future Holders of Securities. Neither the Trustee nor the Note Administrator shall be liable for any such determination made in good faith.
Section 8.3    Execution of Supplemental Indentures. In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article 8 or the modifications thereby of the trusts created by this Indenture, the Note Administrator and Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent thereto have been satisfied. The Note Administrator and Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects its own rights, duties or immunities under this Indenture or otherwise.
The Servicer and Special Servicer will be bound to follow any amendment or supplement to this Indenture of which it has received written notice at least ten (10) Business Days prior to the execution and delivery of such amendment or supplement; provided, however, that with respect to any amendment or supplement to this Indenture which may, in the judgment of the Servicer or Special Servicer adversely affect the Servicer or Special Servicer, the Servicer or Special Servicer, as applicable, shall not be bound (and the Issuer agrees that it will not permit any such amendment to become effective) unless the Servicer or Special Servicer, as applicable, gives written consent to the Note Administrator, the Trustee and the Issuer to such amendment. The Issuer, the Trustee and the Note Administrator shall give written notice to the Servicer and Special Servicer of any amendment made to this Indenture pursuant to its terms. In addition, the Servicer or Special Servicer’s written consent shall be required prior to any amendment to this Indenture by which it is adversely affected.
The Collateral Manager will be bound to follow any amendment or supplement to this Indenture of which it has received written notice at least ten (10) Business Days prior to the execution and delivery of such amendment or supplement; provided, however, that with respect to any amendment or supplement to this Indenture which may, in the judgment of the Collateral Manager adversely affect the Collateral Manager, the Collateral Manager, as applicable, shall not be bound (and the Issuer agrees that it will not permit any such amendment to become effective) unless the Collateral Manager, as applicable, gives written consent to the Note Administrator, the Trustee and the Issuer to such amendment. The Issuer and the Note Administrator shall give written notice to the Collateral Manager of any amendment made to this Indenture pursuant to its terms. In addition, the Collateral Manager’s written consent shall be required prior to any amendment to this Indenture by which it is adversely affected.
In connection with any supplemental indenture that affects a Class of MASCOT Notes in a manner that is materially different from the effect of such supplemental indenture on the Class F Notes or the Class G Notes, as applicable, the Holders of the applicable MASCOT Notes will vote as a separate class.
At the cost of the Issuer, the Note Administrator, (i) except as otherwise provided in this Indenture, shall provide to each Noteholder, each Preferred Shareholder and, for so long as any Class of Notes shall remain Outstanding and is rated, the Note Administrator shall provide to the 17g-5 Information Provider and the Rating Agencies a copy of any proposed supplemental indenture at least fifteen (15) Business Days prior to the execution thereof by the Note Administrator, and (ii) following execution shall provide to the 17g-5 Information Provider and the Rating Agencies a copy of the executed supplemental indenture.
Neither the Trustee nor the Note Administrator shall enter into any such supplemental indenture unless the Trustee and the Note Administrator have received an Opinion of Counsel from Sidley Austin LLP or other nationally recognized U.S. tax counsel experienced in such matters that the proposed supplemental indenture will not (i) cause the Issuer to fail to be treated as a Qualified REIT Subsidiary or other disregarded entity of a REIT or (ii) otherwise cause the Issuer to be treated as a foreign corporation that is engaged in a trade or business in the United States for U.S. federal income tax purposes. The Trustee and the Note Administrator shall be entitled to rely upon (i) the receipt of notice from the Rating Agencies or the Requesting Party, which may be in electronic form, that the Rating Agency Condition has been satisfied and (ii) receipt of an Opinion of Counsel forwarded to the Trustee and Note Administrator certifying that, following provision of notice of such supplemental indenture to the Noteholders and holders of the Preferred Shares, that the Holders of Securities would not be materially and adversely affected by such supplemental indenture. Such determination shall be conclusive and binding on all present and future Holders of Securities. Neither the Trustee nor the Note Administrator shall be liable for any such determination made in good faith and in reliance upon such Opinion of Counsel, as the case may be.
It shall not be necessary for any Act of Securityholders under this Section 8.3 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.
Promptly after the execution by the Issuer, the Co-Issuer, the Note Administrator and the Trustee of any supplemental indenture pursuant to this Section 8.3, the Note Administrator, at the expense of the Issuer, shall mail to the Securityholders, the Preferred Share Paying Agent, the Servicer, the Special Servicer and, so long as the Notes are Outstanding and so rated, the Rating Agencies a copy thereof based on an outstanding rating. Any failure of the Trustee and the Note Administrator to publish or mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.
Section 8.4    Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article 8, this Indenture shall be modified in accordance therewith, such supplemental indenture shall form a part of this Indenture for all purposes and every Holder of Notes theretofore and thereafter authenticated and delivered hereunder, and every Preferred Shareholder, shall be bound thereby.
Section 8.5    Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article 8 may, and if required by the Note Administrator shall, bear a notice in form approved by the Note Administrator as to any matter provided for in such supplemental indenture. If the Issuer and, with respect to the Offered Notes, the Co-Issuer shall so determine, new Notes, so modified as to conform in the opinion of the Note Administrator and the Issuer and the Co-Issuer to any such supplemental indenture, may be prepared and executed by the Issuer and the Co-Issuer and authenticated and delivered by the Note Administrator in exchange for Outstanding Notes. Notwithstanding the foregoing, any Note authenticated and delivered hereunder shall be subject to the terms and provisions of this Indenture, and any supplemental indenture.
ARTICLE 9

REDEMPTION OF SECURITIES; REDEMPTION PROCEDURES
Section 9.1    Clean-up Call; Tax Redemption; Optional Redemption; and Auction Call Redemption.
(a)    The Notes may be redeemed by the Issuer and, as applicable, the Co-Issuer, and the Preferred Shares may be redeemed by the Issuer, at the option of and at the direction of the Collateral Manager (such redemption, a “Clean-up Call”), in whole but not in part, at a price equal to the applicable Redemption Prices on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Offered Notes has been reduced to 10% or less of the

Aggregate Outstanding Amount of the Offered Notes on the Closing Date; provided that the funds available to be used for such Clean-up Call will be sufficient to pay the Total Redemption Price.
(b)    The Notes and the Preferred Shares shall be redeemable by the Issuer and the Co-Issuer, as applicable, in whole but not in part, at the written direction of a Majority of Preferred Shareholders delivered to the Issuer, the Note Administrator and the Preferred Share Paying Agent, on the Payment Date following the occurrence of a Tax Event if the Tax Materiality Condition is satisfied at a price equal to the applicable Redemption Prices (such redemption, a “Tax Redemption”); provided that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price. Upon the receipt of such written direction of a Tax Redemption, the Note Administrator shall provide written notice thereof to the Securityholders and the Rating Agencies.
(c)    The Notes and the Preferred Shares shall be redeemable by the Issuer and the Co-Issuer, as applicable, in whole but not in part, at a price equal to the applicable Redemption Prices, on any Payment Date after the end of the Non-Call Period, at the written direction of a Majority of the Preferred Shareholders to the Issuer, the Note Administrator and the Trustee (such redemption, an “Optional Redemption”); provided, however, that the funds available to be used for such Optional Redemption will be sufficient to pay the Total Redemption Price.
Notwithstanding anything herein to the contrary in this Indenture, in the case of an Optional Redemption, after providing for the payment of the Redemption Prices of all Classes of Offered Notes and all accrued and unpaid Company Administrative Expenses (and any other amounts owed to the Servicer or Special Servicer under the Servicing Agreement) if the Preferred Shareholders and/or one or more affiliates thereof own 100% of one or more of the most junior Classes of Notes, such holder(s) may elect to exchange such Notes and the Preferred Shares for all of the remaining Collateral Interests and other assets of the Issuer, in lieu of the Issuer paying such holder(s) the Redemption Price for such Securities.
(d)    The Notes and the Preferred Shares shall be redeemable by the Issuer and Co-Issuer, as applicable, in whole but not in part, at a price equal to the applicable Redemption Prices, on any Payment Date occurring in February, May, August and November in each year, beginning on the Payment Date occurring in August 2034, upon the occurrence of a Successful Auction and pursuant to the procedures set forth in Exhibit M (such redemption, an “Auction Call Redemption”). An Auction Call Redemption may only occur on a Payment Date in February, May, August and November in accordance with the requirements set forth in Exhibit M; provided that the Preferred Shareholder or any of its affiliates shall have the option to purchase any Collateral Interest for a purchase price equal to the highest bid therefor subject to the requirements set forth in Exhibit M.
(e)    The election by the Collateral Manager to redeem the Notes pursuant to a Clean-up Call shall be evidenced by an Officer’s Certificate from the Collateral Manager directing the Note Administrator to pay to the Paying Agent the Redemption Price of all of the Notes to be redeemed from funds in the Payment Account in accordance with the Priority of Payments. In connection with a Tax Redemption, the occurrence of a Tax Event and satisfaction of the Tax Materiality Condition and the election by a Majority of Preferred Shareholders to redeem the Notes pursuant to a Tax Redemption shall be evidenced by an Officer’s Certificate from the Collateral Manager certifying that such conditions for a Tax Redemption have occurred. The election by a Majority of Preferred Shareholders to redeem the Notes pursuant to an Optional Redemption shall be evidenced by an Officer’s Certificate from the Collateral Manager certifying that the conditions for an Optional Redemption have occurred.
(f)    A redemption pursuant to Section 9.1(a), 9.1(b) or 9.1(c) shall not occur unless (i) (A) at least three (3) Business Days before the scheduled Redemption Date, the Collateral Manager shall have furnished to the Trustee and the Note Administrator evidence (in a form reasonably satisfactory to the Trustee and the Note Administrator) that the Collateral Manager, on behalf of the Issuer, has entered into a binding agreement or agreements with one or more financial institutions whose long-term unsecured debt obligations (other than such obligations whose rating is based on the credit of a Person other than such institution) have a credit rating from Moody’s and at least equal to the highest rating of any Notes then Outstanding or whose (1) short-term unsecured debt obligations have a credit rating of “P-1” or higher by Moody’s and (2) a long-term unsecured rating of at least “F1” by Fitch (as long as the term of such agreement is ninety (90) days or less), to sell (directly or by participation or other arrangement) all or part of the Collateral not later than the Business Day immediately preceding the scheduled Redemption Date, (B) at least three (3) Business Days before the scheduled Redemption Date, the Rating Agency Condition has been satisfied with respect to the applicable method of redemption, (C) at least three (3) Business Days before the scheduled Redemption Date, the Collateral Manager shall have furnished to the Trustee and the Note Administrator evidence (in a form reasonably satisfactory to the Trustee and the Note Administrator) that the Collateral Manager, on behalf of the Issuer, has entered into a binding agreement or agreements with an Affiliate of the Issuer to sell (directly or by participation or other arrangement) all or part of the Collateral not later than the scheduled Redemption Date, or (D) at least three (3) Business Days prior to the scheduled Redemption Date, the Securitization Sponsor (or an Affiliate or agent thereof) has priced but not yet closed another securitization transaction, and (ii) the related Sale Proceeds pursuant to clause (i)(A) or clause (i)(C), or the net proceeds pursuant to clause (i)(D), as applicable, (in immediately available funds), together with all other available funds (including proceeds from the sale of the Collateral Interests, Eligible Investments maturing on or prior to the scheduled Redemption Date, all amounts in the Accounts and available Cash), shall be an aggregate amount sufficient to pay all amounts, payments, fees and expenses in accordance with the Priority of Payments due and owing on such Redemption Date.
Section 9.2    Notice of Redemption.
(a)    In connection with a Clean-up Call pursuant to Section 9.1(a), a Tax Redemption pursuant to Section 9.1(b), an Optional Redemption pursuant to Section 9.1(c), or an Auction Call Redemption pursuant to Section 9.1(d), the Note Administrator shall set the applicable Record Date ten (10) Business Days prior to the proposed Redemption Date. The Note Administrator shall deliver to the Rating Agencies any notice received by it from the Issuer or the Special Servicer of such proposed Redemption Date, the applicable Record Date, the principal amount of Notes to be redeemed on such Redemption Date and the Redemption Price of such Notes in accordance with Section 9.1. The Redemption Price shall be determined no earlier than sixty (60) days prior to the proposed Redemption Date.

(b)    Any such notice of an Optional Redemption, Clean-up Call or Tax Redemption may be withdrawn by the Issuer and the Co-Issuer at the direction of the Collateral Manager up to the second Business Day prior to the scheduled Redemption Date by written notice to the Note Administrator, the Trustee, the Preferred Share Paying Agent, the Servicer, the Special Servicer, each Holder of Notes to be redeemed and the Collateral Manager (only if the Collateral Manager is unable to deliver the sale agreement or agreements or certifications referred to in Section 9.1(e) using commercially reasonable efforts, as the case may be). The failure of any Optional Redemption, Clean-up Call or Tax Redemption that is withdrawn in accordance with this Indenture shall not constitute an Event of Default.
Section 9.3    Notice of Redemption or Maturity. Notice of redemption (or a withdrawal thereof) or Clean-up Call pursuant to Section 9.1 or the Maturity of any Notes shall be given by first class mail, postage prepaid, mailed not less than ten (10) Business Days (or one (1) Business Day (or promptly thereafter upon receipt of written notice, if later) where the notice of an Optional Redemption, a Clean-up Call or a Tax Redemption is withdrawn pursuant to Section 9.2(b)) prior to the applicable Redemption Date or Maturity, to the Trustee, the Servicer, the Special Servicer, the Preferred Share Paying Agent, the Rating Agencies, and each Holder of Securities to be redeemed, at its address in the Notes Register.
All notices of redemption shall state:
(a)    the applicable Redemption Date;
(b)    the applicable Redemption Price;
(c)    that all the Notes are being paid in full and that interest on the Notes shall cease to accrue on the Redemption Date specified in the notice; and
(d)    the place or places where such Notes to be redeemed in whole are to be surrendered for payment of the Redemption Price which shall be the office or agency of the Paying Agent as provided in Section 7.2.
Notice of redemption shall be given by the Issuer and Co-Issuer, or at their request, by the Note Administrator in their names, and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Notes.
Section 9.4    Notes Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Notes to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after the Redemption Date (unless the Issuer shall Default in the payment of the Redemption Price and accrued interest thereon) the Notes shall cease to bear interest on the Redemption Date. Upon final payment on a Note to be redeemed, the Holder shall present and surrender such Note at the place specified in the notice of redemption on or prior to such Redemption Date; provided, however, that if there is delivered to the Issuer, the Co-Issuer, the Note Administrator and the Trustee such security or indemnity as may be required by them to hold each of them harmless and an undertaking thereafter to surrender such Note, then, in the absence of notice to the Issuer, the Note Administrator and the Trustee that the applicable Note has been acquired by a bona fide purchaser, such final payment shall be made without presentation or surrender. Payments of interest on Notes of a Class to be so redeemed whose Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Notes, or one or more predecessor Notes, registered as such at the close of business on the relevant Record Date according to the terms and provisions of Section 2.7(g).
If any Note called for redemption shall not be paid upon surrender thereof for redemption, the principal thereof shall, until paid, bear interest from the Redemption Date at the applicable Note Interest Rate for each successive Interest Accrual Period the Note remains Outstanding. Subject to applicable law, any funds not distributed to any Noteholder and holder of the Preferred Shares on the Payment Date because of the failure of such Holder or holder of the Preferred Shares to tender their Notes or Preferred Shares, as applicable, shall, on such date, be set aside and held by the Note Administrator for the benefit of the appropriate non-tendering Noteholder or holder of the Preferred Shares, as applicable.
Section 9.5    Mandatory Redemption. On any Payment Date on which the Note Protection Tests are not satisfied as of any Determination Date, the Offered Notes shall be redeemed (a “Mandatory Redemption”), from Interest Proceeds as set forth in Section 11.1(a)(i)(14) and, to the extent necessary after application of Interest Proceeds, Principal Proceeds pursuant to Section 11.1(a)(ii)(1), in an amount necessary, and only to the extent necessary, for the Note Protection Tests to be satisfied. On or promptly after such Mandatory Redemption, the Issuer shall certify or cause to be certified to the Rating Agencies and the Note Administrator whether the Note Protection Tests have been satisfied.
ARTICLE 10

ACCOUNTS, ACCOUNTINGS AND RELEASES
Section 10.1    Collection of Amounts; Custodial Account.
(a)    Except as otherwise expressly provided herein, the Note Administrator may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all amounts and other property payable to or receivable by the Note Administrator pursuant to this Indenture, including all payments due on the Collateral in accordance with the terms and conditions of such Collateral. The Note Administrator shall segregate and hold all such amounts and property received by it in an Eligible Account in trust for the Secured Parties, and shall apply such amounts as provided in this Indenture. Any Indenture Account may include any number of subaccounts deemed necessary or appropriate by the Note Administrator for convenience in administering such account.
(b)    The Note Administrator, in its capacity as Securities Intermediary on behalf of the Trustee for the benefit of the Secured Parties, shall credit all Commercial Real Estate Loans, Collateral Interests and Eligible Investments to an Eligible Account in the name of the Issuer for the benefit of the Secured Parties designated as the “Custodial Account.”
Section 10.2    Reinvestment Account.
(a)    The Note Administrator shall, on or prior to the Closing Date, establish a single, segregated trust account which shall be designated as the “Reinvestment Account,” which shall be held in trust in the name of the Issuer, subject to the lien of the Trustee, for the benefit of the Secured Parties and over which the Note Administrator shall have exclusive control and the sole right of withdrawal; provided, however, that the Note Administrator shall only withdraw such amounts as directed by the Issuer or the Collateral Manager on behalf of the Issuer. All amounts credited to the Reinvestment Account pursuant to Section 11.1(a)(ii) or otherwise shall be held by the Note Administrator as part of the Collateral and shall be applied to the purposes herein provided.
(b)    The Note Administrator agrees to give the Issuer and the Collateral Manager prompt notice if it becomes aware that the Reinvestment Account or any funds on deposit therein, or otherwise to the credit of the Reinvestment Account, becomes subject to any writ, order, judgment, warrant of attachment, execution or similar process. The Issuer shall have no legal, equitable or beneficial interest in the Reinvestment Account other than in accordance with the Priority of Payments. The Reinvestment Account shall remain at all times an Eligible Account.
(c)    The Collateral Manager, on behalf of the Issuer, may direct the Note Administrator to, and upon such direction the Note Administrator shall cause the Securities Intermediary to, invest all funds in the Reinvestment Account in Eligible Investments designated by the Collateral Manager. All interest and other income from such investments shall be deposited in the Reinvestment Account, any gain realized from such investments shall be credited to the Reinvestment Account, and any loss resulting from such investments shall be charged to the Reinvestment Account. The Note Administrator shall not in any way be held liable (except as a result of negligence, willful misconduct or bad faith) by reason of any insufficiency of such Reinvestment Account resulting from any loss relating to any such investment. If the Note Administrator does not receive written investment instructions from an Authorized Officer of the Collateral Manager, funds in the Reinvestment Account shall be held uninvested.
(d)    Amounts in the Reinvestment Account shall remain in the Reinvestment Account (or invested in Eligible Investments) until the earlier of (i) the time the Collateral Manager instructs the Note Administrator in writing to transfer any such amounts (or related Eligible Investments) to the Payment Account, (ii) the time the Collateral Manager notifies the Note Administrator in writing that such amounts (or related Eligible Investments) are to be applied to the acquisition of Reinvestment Collateral Interests in accordance with Section 12.2(a), and (iii) the later of (x) the first Business Day after the last day of the Reinvestment Period and (y) if after the last day of the Reinvestment Period, the last settlement date within 60 days of the last day of the Reinvestment Period with respect to the last Reinvestment Collateral Interest that the Issuer entered into an irrevocable commitment to purchase during the Reinvestment Period. Upon receipt of notice pursuant to clause (i) above and on the date described in clause (iii) above, the Note Administrator shall transfer the applicable amounts (or related Eligible Investments) to the Payment Account, in each case for application on the next Payment Date pursuant to Section 11.1(a)(ii) as Principal Proceeds.
(e)    During the Reinvestment Period (and up to 60 days thereafter to the extent necessary to acquire Reinvestment Collateral Interests pursuant to binding commitments entered into during the Reinvestment Period using Principal Proceeds received during or after the Reinvestment Period), the Collateral Manager on behalf of the Issuer may by notice to the Note Administrator direct the Note Administrator to, and upon receipt of such notice the Note Administrator shall, reinvest amounts (and related Eligible Investments) credited to the Reinvestment Account in Commercial Real Estate Loans and Participations selected by the Collateral Manager as permitted under and in accordance with the requirements of Article 12 and such notice. The Note Administrator shall be entitled to conclusively rely on such notice and shall not be required to make any determination as to whether any loans or participations satisfy the Eligibility Criteria, the Acquisition Criteria or the Acquisition and Disposition Requirements.
Section 10.3    Payment Account.
(a)    The Note Administrator shall, on or prior to the Closing Date, establish a single, segregated trust account which shall be designated as the “Payment Account,” which shall be held in trust in the name of the Issuer, subject to the lien of the Trustee, for the benefit of the Secured Parties and over which the Note Administrator shall have exclusive control and the sole right of withdrawal. All funds received by the Note Administrator from the Servicer on each Remittance Date shall be credited to the Payment Account. Any and all funds at any time on deposit in, or otherwise to the credit of, the Payment Account shall be held in trust by the Note Administrator, in its capacity as Securities Intermediary, in the name of the Issuer on behalf of the Trustee for the benefit of the Secured Parties. Except as provided in Sections 11.1 and 11.2, the only permitted withdrawal from or application of funds on deposit in, or otherwise to the credit of, the Payment Account shall be (i) to pay the interest on and the principal of the Notes and make other payments in respect of the Notes in accordance with their terms and the provisions of this Indenture, (ii) to deposit into the Preferred Share Distribution Account for distributions to the Preferred Shareholders, (iii) upon Issuer Order, to pay other amounts specified therein, and (iv) otherwise to pay amounts payable pursuant to and in accordance with the terms of this Indenture, each in accordance with the Priority of Payments.
(b)    The Note Administrator agrees to give the Issuer and the Collateral Manager prompt notice if it becomes aware that the Payment Account or any funds on deposit therein, or otherwise to the credit of the Payment Account, becomes subject to any writ, order, judgment, warrant of attachment, execution or similar process. The Issuer shall have no legal, equitable or beneficial interest in the Payment Account other than in accordance with the Priority of Payments. The Payment Account shall remain at all times an Eligible Account.
Section 10.4    Unused Proceeds Account.
(a)    The Note Administrator shall, on or prior to the Closing Date, establish a single, segregated trust account with the Securities Intermediary which shall be an Eligible Account and shall be designated as the “Unused Proceeds Account” which shall be held in the name of the Issuer, subject to the lien of the Trustee, for the benefit of the Secured Parties, into which the amount specified in Section 3.2(e) shall be deposited. All amounts credited from time to time to the Unused Proceeds Account pursuant to this Indenture shall be held by the Note Administrator as part of the Collateral and shall be applied to the purposes herein provided.
(b)    The Note Administrator agrees to give the Issuer immediate notice if it becomes aware that the Unused Proceeds Account or any funds on deposit therein, or otherwise to the credit of the Unused Proceeds Account, becomes subject to any writ, order, judgment, warrant of attachment, execution or similar process. The Unused Proceeds Account shall remain at all times an Eligible Account.
(c)    Amounts remaining in the Unused Proceeds Account shall, on the Business Day after the Ramp-Up Completion Date, be transferred by the Note Administrator to the Payment Account and treated as Principal Proceeds and applied in accordance with the Priority of Payments on the next Payment Date after the Ramp-Up Completion Date.
(d)    During the Ramp-Up Acquisition Period, the Issuer (or the Collateral Manager on behalf of the Issuer) may by Issuer Order or trade confirmation direct the Note Administrator to, and upon receipt of such Issuer Order or trade confirmation the Note Administrator shall, apply amounts on deposit in the Unused Proceeds Account to acquire Ramp-Up Collateral Interests selected by the Collateral Manager as permitted under and in accordance with the requirements of Section 7.18 and such Issuer Order or trade confirmation.
(e)    To the extent not applied pursuant to Section 7.18, the Collateral Manager, on behalf of the Issuer, may direct the Note Administrator to, and upon such direction the Note Administrator shall, invest all funds in the Unused Proceeds Account in Eligible Investments designated by the Collateral Manager. All interest and other income from such investments shall be deposited in the Unused Proceeds Account, any gain realized from such investments shall be credited to the Unused Proceeds Account, and any loss resulting from such investments shall be charged to the Unused Proceeds Account. The Note Administrator shall not in any way be held liable (except as a result of negligence, willful misconduct or bad faith) by reason of any insufficiency of the Unused Proceeds Account resulting from any loss relating to any such investment, except with respect to investments in obligations of the Note Administrator or any Affiliate thereof. If the Note Administrator does not receive investment instructions from an Authorized Officer of the Collateral Manager, funds received in the Unused Proceeds Account shall be held uninvested.
Section 10.5    [Reserved].
Section 10.6    [Reserved].
Section 10.7    Interest Advances.
(a)    With respect to each Payment Date for which the sum of Interest Proceeds and, if applicable, Principal Proceeds, collected during the related Due Period and remitted to the Note Administrator that are available to pay interest on the Class A Notes, the Class A-S Notes and the Class B Notes in accordance with the Priority of Payments, are insufficient to remit the interest due and payable with respect to the Class A Notes, the Class A-S Notes and the Class B Notes on such Payment Date as a result of interest shortfalls on the Collateral Interests (or the application of interest received on the Collateral Interests to pay certain expenses in accordance with the terms of the Servicing Agreement) (the amount of such insufficiency, an “Interest Shortfall”), the Note Administrator shall provide the Advancing Agent with email notice of such Interest Shortfall no later than the close of business on the Business Day preceding such Payment Date, at the following addresses: legal@brightspire.com, or such other email address as provided by the Advancing Agent to the Note Administrator. The Note Administrator shall provide the Advancing Agent with additional email notice, prior to any funding of an Interest Advance by the Advancing Agent, of any additional interest remittances received by the Note Administrator after delivery of such initial notice that reduces such Interest Shortfall. No later than 10:00 a.m. (New York time) on the related Payment Date, the Advancing Agent shall advance the difference between such amounts (each such advance, an “Interest Advance”) by deposit of an amount equal to such Interest Advance in the Payment Account, subject to a determination of recoverability by the Advancing Agent as described in Section 10.7(b), and subject to a maximum limit in respect of any Payment Date equal to the lesser of (i) the aggregate of such Interest Shortfalls that would otherwise occur on the Class A Notes, the Class A-S Notes and the Class B Notes on such Payment Date and (ii) the aggregate of the interest payments not received in respect of Collateral Interests with respect to such Payment Date (including, for such purpose, interest payments received on the Collateral Interests but applied to pay certain expenses in accordance with the terms of the Servicing Agreement).
Notwithstanding the foregoing, in no circumstance will the Advancing Agent be required to make an Interest Advance in respect of a Collateral Interest to the extent that the aggregate outstanding amount of all unreimbursed Interest Advances would exceed the Aggregate Outstanding Amount of the Class A Notes, the Class A-S Notes and the Class B Notes. In addition, in no event will the Advancing Agent, Backup Advancing Agent, or Trustee be required to advance any payments in respect of interest on any Class of Notes other than the Class A Notes, the Class A-S Notes and the Class B Notes or principal of any Note. Any Interest Advance made by the Advancing Agent with respect to a Payment Date that is in excess of the actual Interest Shortfall for such Payment Date shall be refunded to the Advancing Agent by the Note Administrator on the related Payment Date (or, if such Interest Advance is made prior to final determination by the Note Administrator of such Interest Shortfall, on the Business Day of such final determination).
The Advancing Agent shall provide the Note Administrator written notice of a determination by the Advancing Agent that a proposed Interest Advance would constitute a Nonrecoverable Interest Advance no later than 10:00 a.m. (New York time) on the related Payment Date. If the Advancing Agent shall fail to make any required Interest Advance no later than 10:00 a.m. (New York time) on the Payment Date upon which distributions are to be made pursuant to Section 11.1(a)(i), the Note Administrator may, and at the direction of the majority of the Controlling Class shall, remove the Advancing Agent in its capacity as advancing agent hereunder as required under Section 17.5(d) and the Backup Advancing Agent shall be required to make such Interest Advance no later than 11:00 a.m. (New York time) on the Payment Date, subject to a determination of recoverability by the Backup Advancing Agent as described in Section 10.7(b). If the Backup Advancing Agent fails to make any required Interest Advance by 11:00 a.m. on the Payment Date, then the Backup Advancing Agent shall notify the Trustee, via email at cmbstrustee@wilmingtontrust.com no later than 11:00 a.m. on the Payment Date and shall furnish to the Trustee any information requested by the Trustee to determine recoverability of such Interest Advance. The Trustee shall, based on its determination of recoverability, make such Interest Advance no later than 3:00 p.m. on the Payment Date. The Trustee shall be entitled to conclusively rely on any notice given by the Advancing Agent or Backup Advancing Agent with respect to a Nonrecoverable Interest Advance hereunder. Based upon available information at the time, the Trustee, the Backup Advancing Agent or the Advancing Agent or the Note Administrator, as applicable, will provide fifteen (15) days’ prior notice to the Rating Agencies if recovery of a Nonrecoverable Interest Advance would result in an Interest Shortfall on the next succeeding Payment Date. No later than the close of business on the Determination Date related to a Payment

Date on which the recovery of a Nonrecoverable Interest Advance would result in an Interest Shortfall, the Note Administrator shall provide the Rating Agencies with notice of such recovery.
(b)    Notwithstanding anything herein to the contrary, neither the Advancing Agent, the Backup Advancing Agent, nor the Trustee, as applicable, shall be required to make any Interest Advance unless such Person determines, in its sole discretion, exercised in good faith that such Interest Advance, or such proposed Interest Advance, plus interest expected to accrue thereon at the Reimbursement Rate, will not be a Nonrecoverable Interest Advance. In determining whether any proposed Interest Advance will be, or whether any Interest Advance previously made is, a Nonrecoverable Interest Advance, the Advancing Agent, the Backup Advancing Agent or the Trustee, as applicable, will take into account:
(i)    amounts that may be realized on each Mortgaged Property in its “as is” or then-current condition and occupancy;
(ii)    the potential length of time before such Interest Advance may be reimbursed and the resulting degree of uncertainty with respect to such reimbursement; and
(iii)    the possibility and effects of future adverse changes with respect to the Mortgaged Properties, and
(iv)    the fact that Interest Advances are intended to provide liquidity only and not credit support to the Holders of the Notes.
For purposes of any such determination of whether an Interest Advance constitutes or would constitute a Nonrecoverable Interest Advance, an Interest Advance will be deemed to be nonrecoverable if the Advancing Agent, the Backup Advancing Agent or the Trustee, as applicable, determines that future Interest Proceeds and Principal Proceeds may be ultimately insufficient to fully reimburse such Interest Advance, plus interest thereon at the Reimbursement Rate within a reasonable period of time. The Backup Advancing Agent and the Trustee will be entitled to conclusively rely on any affirmative determination by the Advancing Agent that an Interest Advance would have been a Nonrecoverable Interest Advance. Absent bad faith, the determination by the Advancing Agent, the Backup Advancing Agent or the Trustee, as applicable, as to the nonrecoverability of any Interest Advance shall be conclusive and binding on the Holders of the Class A Notes, the Class A-S Notes and the Class B Notes.
(c)    Each of the Advancing Agent, the Backup Advancing Agent and the Trustee may recover any previously unreimbursed Interest Advance made by it (including any Nonrecoverable Interest Advance), together with interest thereon, first, from Interest Proceeds and second (to the extent that there are insufficient Interest Proceeds for such reimbursement), from Principal Proceeds to the extent that such reimbursement would not trigger an additional Interest Shortfall; provided that if at any time an Interest Advance is determined to be a Nonrecoverable Interest Advance, the Advancing Agent, the Backup Advancing Agent or the Trustee shall be entitled to recover all outstanding Interest Advances together with interest thereon at the Reimbursement Rate from the Collection Account pursuant to the Servicing Agreement on any Business Day during any Interest Accrual Period prior to the related Determination Date. The Advancing Agent, the Backup Advancing Agent and the Trustee shall be permitted (but not obligated) to defer or otherwise structure the timing of recoveries of Nonrecoverable Interest Advances in such manner as the Advancing Agent, Backup Advancing Agent or the Trustee determines is in the best interest of the Holders of the Notes, as a collective whole, which may include being reimbursed for Nonrecoverable Interest Advances in installments.
(d)    The Advancing Agent, the Backup Advancing Agent and the Trustee will each be entitled with respect to any Interest Advance made by it (including Nonrecoverable Interest Advances) to interest accrued on the amount of such Interest Advance for so long as it is outstanding at the Reimbursement Rate.
(e)    The obligations of the Advancing Agent, the Backup Advancing Agent and the Trustee to make Interest Advances in respect of the Class A Notes, the Class A-S Notes and the Class B Notes will continue through the Stated Maturity Date, unless such Notes are previously redeemed or repaid in full.
(f)    In no event will the Advancing Agent, in its capacity as such hereunder, or the Note Administrator, in its capacity as Backup Advancing Agent hereunder, or the Trustee, be required to advance any amounts in respect of payments of principal of any Notes, nor payments in respect of interest, other than with respect to the Class A Notes, the Class A-S Notes and the Class B Notes. Additionally, in no event will the Advancing Agent, in its capacity as such hereunder, or the Note Administrator, in its capacity as Backup Advancing Agent hereunder or the Trustee, be required to advance any amounts in respect of payments of principal or interest, or any other amounts, of any Collateral Interest.
(g)    In consideration of the performance of its obligations hereunder, the Advancing Agent shall be entitled to receive, at the times set forth herein and subject to the Priority of Payments, to the extent funds are available therefor, the Advancing Agent Fee. For so long as (i) BRSP Advancing (or any of its Affiliates) is the Advancing Agent and (ii) any of its affiliates owns the Preferred Shares, BRSP Advancing hereby agrees, on behalf of itself and its affiliates, to waive its rights to receive the Advancing Agent Fee and any Reimbursement Interest. In the event that the Advancing Agent fails to make an Interest Advance required to be made by the Advancing Agent pursuant to the terms of this Indenture, (x) the Advancing Agent shall be in default of its obligations under this Indenture, (y) the Backup Advancing Agent or the Trustee shall be required to make such Interest Advance and shall be entitled to receive, in consideration thereof, the Advancing Agent Fee in accordance with the Priority of Payments and (z) the Collateral Manager may, and at the direction of the majority of the Controlling Class shall, terminate the Advancing Agent and use commercially reasonable efforts for up to 90 days following such termination to replace the Advancing Agent with a successor advancing agent that satisfies the requirements set forth in this Indenture. If the Advancing Agent is terminated for failing to make an Interest Advance hereunder (as provided in Section 17.5(d)) (or for failing to make a Servicing Advance under the Servicing Agreement) that the Advancing Agent did not determine to be nonrecoverable, any applicable subsequent successor advancing agent (or the Backup Advancing Agent or the Trustee, as applicable, if it makes an Interest Advance) will be entitled to receive the Advancing Agent Fee (plus Reimbursement Interest on any Interest Advance made by the Backup Advancing Agent, the Trustee or the applicable subsequent successor advancing agent).

(h)    The determination by the Advancing Agent, the Backup Advancing Agent or the Trustee (in its capacity as successor Advancing Agent), as applicable, (i) that it has made a Nonrecoverable Interest Advance (together with Reimbursement Interest thereon) or (ii) that any proposed Interest Advance, if made, would constitute a Nonrecoverable Interest Advance, shall be evidenced by an Officer’s Certificate delivered promptly to the Trustee, the Note Administrator, the 17g-5 Information Provider, the Issuer and the Rating Agencies, setting forth the basis for such determination; provided that failure to give such notice, or any defect therein, shall not impair or affect the validity of, or the Advancing Agent or the Backup Advancing Agent or the Trustee, entitlement to reimbursement with respect to, any Interest Advance.
(i)    With respect to any Interest Advance made by the Trustee, the Trustee shall succeed to all of the Backup Advancing Agent’s rights, protections and immunities hereunder, including, without limitation, the Backup Advancing Agent’s rights of reimbursement and interest on each Interest Advance at the reimbursement rate, the Advancing Agent Fee and the right to determine that a proposed Interest Advance is a Nonrecoverable Interest Advance. Without limiting the generality of the foregoing, all references to “Backup Advancing Agent” in Section 11.1 relating to reimbursing the Backup Advancing Agent for any Interest Advance or interest thereon shall include the “Trustee,” so the Note Administrator shall be entitled to withdraw from the Payment Account any amounts available to pay the Trustee, reimburse the Trustee for such Interest Advances and other items and use such amounts instead to reimburse the Trustee for such Interest Advances; provided that the Trustee shall have priority over the Backup Advancing Agent for such reimbursements.
(j)    The Trustee shall remain eligible to act as Backup Advancing Agent for so long as it maintains its eligibility requirements as Trustee under Section 6.8.
Section 10.8    Reports by Parties. The Note Administrator shall supply, in a timely fashion, to the Issuer, the Trustee, the Special Servicer and the Collateral Manager any information regularly maintained by the Note Administrator that the Issuer, the Trustee, the Special Servicer, the Servicer or the Collateral Manager may from time to time request in writing with respect to the Collateral or the Indenture Accounts and provide any other information reasonably available to the Note Administrator by reason of its acting as Note Administrator hereunder and required to be provided by Section 10.9 or to permit the Collateral Manager to perform its obligations under the Collateral Management Agreement. The Servicer shall forward to the Collateral Manager copies of notices and other writings received by it from the borrower with respect to any Collateral Interest advising the holders of such Collateral Interest of any rights that the holders might have with respect thereto as well as all periodic financial reports received from such borrower with respect to such borrower. Each of the Issuer, the Servicer, and the Special Servicer shall promptly forward to the Collateral Manager, the Trustee and the Note Administrator any information in their possession or reasonably available to them concerning any of the Collateral that the Trustee or the Note Administrator reasonably may request or that reasonably may be necessary to enable the Note Administrator to prepare any report or to enable the Trustee or the Note Administrator to perform any duty or function on its part to be performed under the terms of this Indenture.
Section 10.9    Reports; Accountings.

(a)    Based on the CREFC® Loan Periodic Update File prepared by the Servicer and delivered by the Servicer to the Note Administrator no later than 2:00 p.m. (Eastern Time) on the 3rd Business Day prior to each Payment Date, the Note Administrator shall prepare and make available on its website initially located at www.ctslink.com, on each Payment Date to Privileged Persons, a report in substantially the form set forth in Exhibit P (the “Monthly Report”), setting forth the following information:
(i)    the amount of the distribution of principal and interest on such Payment Date to the Noteholders and any reduction of the Aggregate Outstanding Amount of the Notes;
(ii)    the aggregate amount of compensation paid to the Note Administrator, the Trustee and servicing compensation paid to the Servicer during the related Due Period;
(iii)    the Aggregate Outstanding Portfolio Balance outstanding immediately before and immediately after the Payment Date;
(iv)    the number, Aggregate Outstanding Portfolio Balance, weighted average remaining term to maturity and weighted average interest rate of the Collateral Interests as of the end of the related Due Period;
(v)    the number and aggregate principal balance of Collateral Interests that are (A) delinquent 30-59 days, (B) delinquent 60-89 days, (C) delinquent 90 days or more and (D) current but Specially Serviced Loans or in foreclosure but not an REO Property;
(vi)    the value of any REO Property owned by the Issuer or any Permitted Subsidiary as of the end of the related Due Period, on an individual Collateral Interest basis, based on the most recent appraisal or valuation;
(vii)    the amount of Interest Proceeds and Principal Proceeds received in the related Due Period;
(viii)    the amount of any Interest Advances made by the Advancing Agent, the Backup Advancing Agent or the Trustee, as applicable;
(ix)    the payments due pursuant to the Priority of Payments with respect to each clause thereof;
(x)    the number and related principal balances of any Collateral Interests that have been (or are related to Participated Loans that have been) extended or modified during the related Due Period on an individual basis;
(xi)    the amount of any remaining unpaid Interest Shortfalls as of the close of business on the Payment Date;
(xii)    a listing of each Collateral Interest that was the subject of a principal prepayment during the related collection period and the amount of principal prepayment occurring;

(xiii)    the aggregate unpaid principal balance of the Collateral Interests outstanding as of the close of business on the related Determination Date;
(xiv)    with respect to any Collateral Interest as to which a liquidation occurred during the related Due Period (other than through a payment in full), (A) the number thereof and (B) the aggregate of all liquidation proceeds which are included in the Payment Account and other amounts received in connection with the liquidation (separately identifying the portion thereof allocable to distributions of the Notes);
(xv)    with respect to any REO Property owned by the Issuer or any Permitted Subsidiary thereof, as to which the Special Servicer determined that all payments or recoveries with respect to the related property have been ultimately recovered during the related collection period, (A) the related Collateral Interest and (B) the aggregate of all liquidation proceeds and other amounts received in connection with that determination (separately identifying the portion thereof allocable to distributions on the Securities);
(xvi)    [reserved];
(xvii)    the aggregate amount of interest on monthly debt service advances in respect of the Collateral Interests paid to the Advancing Agent and/or the Backup Advancing Agent since the prior Payment Date;
(xviii)    a listing of each modification, extension or waiver made with respect to each Collateral Interest;
(xix)    an itemized listing of any Special Servicing Fees received from the Special Servicer or any of its affiliates during the related Due Period;
(xx)    the amount of any dividends or other distributions to the Preferred Shares on the Payment Date;
(xxi)    the Net Outstanding Portfolio Balance; and
(xxii)    a statement that the Note Administrator and Trustee have received a confirmation of compliance from the EU/UK Retention Holder and the Retention Holder in accordance with Section 2(d)(1) of the EU/UK Risk Retention Letter, which will be posted under the “EU/UK Risk Retention Notices” tab or heading on the Note Administrator’s Website.
The Issuer shall cooperate (and cause the Collateral Manager, the Servicer and the Special Servicer to cooperate) with the Note Administrator in connection with the preparation of each Monthly Report. The Note Administrator shall in no event have any liability for the actions or omissions of the Issuer, the Collateral Manager, the Servicer or the Special Servicer, and shall have no liability for any inaccuracy or error in a Monthly Report prepared by it that results from or is caused by inaccurate, untimely or incomplete information or data received by it that results from the Issuer, the Collateral Manager, the Servicer or the Special Servicer. The Note Administrator shall not be liable for any failure to perform or delay in performing its specified duties hereunder which results from or is caused by a failure or delay on the part of the Issuer, the Collateral Manager, the

Servicer, the Special Servicer or other Person in furnishing necessary, timely and accurate information to the Note Administrator. It is expressly understood and agreed that the application and performance by the Note Administrator of its obligation to prepare the Monthly Report shall, with respect to information relating to the Mortgage Loans, be based upon, and in reliance upon, data and information provided to it by the Issuer, the Collateral Manager, the Servicer and the Special Servicer. The Note Administrator shall be permitted to rely upon data and information provided to it by the Issuer, the Collateral Manager, the Servicer and the Special Servicer, and nothing herein shall impose or imply any duty or obligation on the part of the Note Administrator to verify, investigate or audit any such information, calculations or data, or to determine or monitor on an independent basis whether any obligor is in default or in compliance with the documents governing the related Mortgage Loan.
(b)    The Note Administrator will post on the Note Administrator’s Website, any report received from the Servicer or Special Servicer detailing any breach of the representations and warranties with respect to any Collateral Interest by the Seller or any of its affiliates and the steps taken by the Seller or any of its affiliates to cure such breach; a listing of any breach of the representations and warranties with respect to any Collateral Interest by the Seller or any of its affiliates and the steps taken by the Seller or any of its affiliates to cure such breach.
(c)    All information made available on the Note Administrator’s Website will be restricted and the Note Administrator will only provide access to such reports to Privileged Persons in accordance with this Indenture. In connection with providing access to its website, the Note Administrator may require registration and the acceptance of a disclaimer.
(d)    Not more than five (5) Business Days after receiving an Issuer Request requesting information regarding an Auction Call Redemption, a Clean-up Call, a Tax Redemption or an Optional Redemption as of a proposed Redemption Date, the Note Administrator shall, subject to its timely receipt of the necessary information to the extent not in its possession, compute the following information and provide such information in a statement (the “Redemption Date Statement”) delivered to the Collateral Manager, the Preferred Shareholders and the Preferred Share Paying Agent:
(i)    the Aggregate Outstanding Amount of the Notes of the Class or Classes to be redeemed as of such Redemption Date;
(ii)    the amount of accrued interest due on such Notes as of the last day of the Due Period immediately preceding such Redemption Date;
(iii)    the Redemption Price;
(iv)    the sum of all amounts due and unpaid under Section 11.1(a) (other than amounts payable on the Notes being redeemed or to the Noteholders thereof); and
(v)    the amounts in the Collection Account and the Indenture Accounts available for application to the redemption of such Notes.
(e)    Beginning with the calendar quarter ending on September 30, 2024, the Issuer shall deliver to the Note Administrator an update on the status of the business plan for each Collateral

Interest. Any such report shall be provided to the Note Administrator via email to the Note Administrator’s Website.
(f)    Promptly following its acquisition of any Collateral Interest, the Issuer shall deliver to the Note Administrator, to be made available to Noteholders through posting on the Note Administrator’s Website, a notice identifying such Collateral Interest and including information thereon that is substantially similar to the information with respect to Collateral Interests contained in quarterly reports delivered pursuant to Section 10.9(e).
Section 10.10    Release of Collateral Interests; Release of Collateral.
(a)    If no Event of Default has occurred and is continuing and subject to Article 12, the Issuer (or the Collateral Manager on its behalf) may direct the Trustee to release a Pledged Collateral Interest from the lien of this Indenture, by Issuer Order delivered to the Trustee and the Custodian at least two (2) Business Days prior to the settlement date for any sale of a Pledged Collateral Interest, which Issuer Order shall be accompanied by a certification of the Collateral Manager (i) that the Pledged Collateral Interest has been sold pursuant to and in compliance with Article 12 or (ii) in the case of a redemption pursuant to Section 9.1, that the Pledged Collateral Interest has been sold in compliance with Section 9.1(f), and, upon receipt of a Request for Release of such Collateral Interest from the Collateral Manager, the Servicer or the Special Servicer, the Custodian shall deliver any such Pledged Collateral Interest, if in physical form, duly endorsed to the broker or purchaser designated in such Issuer Order or to the Issuer if so requested in the Issuer Order, or, if such Pledged Collateral Interest is represented by a Security Entitlement, cause an appropriate transfer thereof to be made, in each case against receipt of the sales price therefor as set forth in such Issuer Order. If requested, the Custodian may deliver any such Pledged Collateral Interest in physical form for examination (prior to receipt of the sales proceeds) in accordance with street delivery custom. The Custodian shall (i) deliver any agreements and other documents in its possession relating to such Pledged Collateral Interest and (ii) the Trustee, if applicable, duly assign each such agreement and other document, in each case, to the broker or purchaser designated in such Issuer Order or to the Issuer if so requested in the Issuer Order.
(b)    The Issuer (or the Collateral Manager on behalf of the Issuer) may deliver to the Trustee and Custodian at least three (3) Business Days prior to the date set for redemption or payment in full of a Pledged Collateral Interest, an Issuer Order certifying that such Pledged Collateral Interest is being paid in full. Thereafter, the Collateral Manager, the Servicer or the Special Servicer, by delivery of a Request for Release, may direct the Custodian to deliver such Pledged Collateral Interest and the related Collateral Interest File therefor on or before the date set for redemption or payment, to the Collateral Manager, the Servicer or the Special Servicer for redemption against receipt of the applicable redemption price or payment in full thereof.
(c)    With respect to any Collateral Interest subject to a workout or restructuring, the Issuer (or the Collateral Manager on behalf of the Issuer) may, by Issuer Order delivered to the Trustee and Custodian at least two (2) Business Days prior to the date set for an exchange, tender or sale, certify that a Collateral Interest is subject to a workout or restructuring and setting forth in reasonable detail the procedure for response thereto. Thereafter, the Collateral Manager, the Servicer or the Special Servicer may, in accordance with the terms of, and subject to any required consent and consultation obligations set forth in the Servicing Agreement, direct the Custodian, by delivery to the Custodian of a Request for Release, to deliver any Collateral to the Collateral Manager, the Servicer or the Special Servicer in accordance with such Request for Release.
(d)    The Special Servicer shall remit to the Servicer for deposit into the Collection Account any proceeds received by it from the disposition of a Pledged Collateral Interest and treat such proceeds as Principal Proceeds, for remittance by the Servicer to the Note Administrator on the first Remittance Date occurring thereafter. None of the Trustee, the Note Administrator or the Securities Intermediary shall be responsible for any loss resulting from delivery or transfer of any such proceeds prior to receipt of payment in accordance herewith.
(e)    The Trustee shall, upon receipt of an Issuer Order declaring that there are no Notes Outstanding and all obligations of the Issuer hereunder have been satisfied, release the Collateral from the lien of this Indenture.
(f)    Upon receiving actual notice of any offer or any request for a waiver, consent, amendment or other modification with respect to any Collateral Interest, or in the event any action is required to be taken in respect to a Loan Document, the Special Servicer on behalf of the Issuer will promptly notify the Collateral Manager and the Servicer of such request, and the Special Servicer shall grant any waiver or consent, and enter into any amendment or other modification pursuant to the Servicing Agreement in accordance with the Servicing Standard. In the case of any modification or amendment that results in the release of the related Collateral Interest, notwithstanding anything to the contrary in Section 5.5(a), the Custodian, upon receipt of a Request for Release, shall release the related Collateral Interest File upon the written instruction of the Servicer or the Special Servicer, as applicable.
Section 10.11    [Reserved].
Section 10.12    Information Available Electronically.
(a)    The Note Administrator shall make available to any Privileged Person the following items (in each case, as applicable, to the extent received by it) by means of the Note Administrator’s Website the following items (to the extent such items were prepared by or delivered to the Note Administrator in electronic format):
(i)    the following documents, which will initially be available under a tab or heading designated “deal documents”:
(1)    the final Offering Memorandum related to the Offered Notes;
(2)    this Indenture, and any schedules, exhibits and supplements thereto;
(3)    the CREFC® Loan Setup file;
(4)    the Issuer Charter;
(5)    the Servicing Agreement and any schedules, exhibits and supplements thereto;

(6)    the Preferred Share Paying Agency Agreement, and any schedules, exhibits and supplements thereto;
(ii)    the following documents will initially be available under a tab or heading designated “periodic reports”:
(1)    the Monthly Reports prepared by the Note Administrator pursuant to Section 10.9(a); and
(2)    certain information and reports specified in the Servicing Agreement (including the collection of reports specified by CRE Finance Council or any successor organization reasonably acceptable to the Note Administrator and the Servicer) known as the “CREFC® Investor Reporting Package” relating to the Collateral Interests to the extent that the Note Administrator receives such information and reports from the Servicer and the Special Servicer from time to time;
(iii)    the following documents, which will initially be available under a tab or heading designated “additional documents”:
(1)    inspection reports delivered to the Note Administrator under the terms of the Servicing Agreement;
(2)    appraisals delivered to the Note Administrator under the terms of the Servicing Agreement;
(3)    upon direction of the Issuer, any reports or such other information that, from time to time, the Issuer or the Special Servicer provides to the Note Administrator to be made available on the Note Administrator’s Website; and
(4)    the Issuer’s quarterly updates on the status of the business plan for each Collateral Interest;
(iv)    the following documents, which will initially be available under a tab or heading designated “special notices”:
(1)    notice of final payment on the Notes delivered to the Note Administrator pursuant to Section 2.7(e);
(2)    notice of termination of the Servicer or the Special Servicer;
(3)    notice of a “Servicer Termination Event” (with respect to the Servicer or the Special Servicer, as applicable), as defined in the Servicing Agreement and delivered to the Note Administrator under the terms of the Servicing Agreement;

(4)    notice of the resignation of any party to this Indenture and notice of the acceptance of appointment of a replacement for any such party, to the extent such notice is prepared or received by the Note Administrator;
(5)    officer’s certificates supporting the determination that any Interest Advance was (or, if made, would be) a Nonrecoverable Interest Advance delivered to the Note Administrator pursuant to Section 10.7(b);
(6)    any direction received by the Note Administrator from the Collateral Manager for the termination of the Special Servicer during any period when such Person is entitled to make such a direction, and any direction of a Majority of the Notes to terminate the Special Servicer;
(7)    any direction received by the Note Administrator from a Majority of the Controlling Class or a Supermajority of the Notes for the termination of the Note Administrator or the Trustee pursuant to Section 6.9(c);
(8)    any notice or documents provided to the Note Administrator by the Collateral Manager or the Servicer directing the Note Administrator to post to the “special notices” tab;
(9)    any notices from the Designated Transaction Representative with respect to any Benchmark Transition Event, Benchmark Replacement Date, Benchmark Replacement, Benchmark Replacement Adjustment or any supplemental indenture implementing Benchmark Replacement Conforming Changes; and
(v)    The following notices provided by the Retention Holder or the Collateral Manager to the Note Administrator, if any, which will initially be available under a tab or heading designated “U.S. risk retention special notices”:
(1)    any changes to the fair values set forth in the “U.S. Credit Risk Retention” section of the Offering Memorandum between the date of the Offering Memorandum and the Closing Date;
(2)    any material differences between the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values prior to the pricing of the Notes and the Closing Date; and
(3)    any noncompliance by the Securitization Sponsor with the credit risk retention requirements under Section 15G of the Exchange Act;
(vi)    all notices required pursuant to the EU/UK Risk Retention Letter and provided by the EU/UK Retention Holder or the Retention Holder to the Note Administrator, if any, which will initially be available under a tab or heading designated “EU/UK Risk Retention Notices;”

(vii)    all documents, reports and information required to be posted pursuant to the Servicing Agreement in connection with the Transparency Requirements, which will initially be available under a tab or heading designated “EU/UK Transparency Reporting” (and which will be made available, in addition, to certain persons other than Privileged Persons, as provided by, and in accordance with, the Servicing Agreement);
(viii)    the “Investor Q&A Forum” pursuant to Section 10.13; and
(ix)    solely to Noteholders and holders of any Preferred Shares, the “Investor Registry” pursuant to Section 10.13.
Privileged Persons who execute Exhibit Q-2 shall only be entitled to access the Monthly Report, and shall not have access to any other information on the Note Administrator’s Website. The Note Administrator shall, in addition to making such information available in a Monthly Report and posting the applicable notices on the “U.S. risk retention special notices” tab, provide email notification to any Privileged Person (other than market data providers) that has registered to receive access to the Note Administrator’s website that a notice has been posted to the “U.S. risk retention special notices” tab.
(b)    Privileged Persons who execute a certificate in substantially the form set forth in Exhibit Q-2 shall only be entitled to access the Monthly Report, and shall not have access to any other information on the Note Administrator’s Website.
(c)    The Note Administrator’s Website shall initially be located at www.ctslink.com. The foregoing information shall be made available by the Note Administrator on the Note Administrator’s Website promptly following receipt. The Note Administrator may change the titles of the tabs and headings on portions of its website, and may re-arrange the files as it deems proper. The Note Administrator shall have no obligation or duty to verify, confirm or otherwise determine whether the information being delivered is accurate, complete, conforms to the transaction, or otherwise is or is not anything other than what it purports to be. In the event that any such information is delivered or posted in error, the Note Administrator may remove it from the Note Administrator’s Website. The Note Administrator has not obtained and shall not be deemed to have obtained actual knowledge of any information posted to the Note Administrator’s Website to the extent such information was not produced by the Note Administrator. In connection with providing access to the Note Administrator’s Website, the Note Administrator may require registration and the acceptance of a disclaimer. The Note Administrator shall not be liable for the dissemination of information in accordance with the terms of this Indenture, makes no representations or warranties as to the accuracy or completeness of such information being made available, and assumes no responsibility for such information. Assistance in using the Note Administrator’s Website can be obtained by calling (866) 846-4526.
Section 10.13    Investor Q&A Forum; Investor Registry.
(a)    The Note Administrator shall make the “Investor Q&A Forum” available to Privileged Persons and prospective investors in Notes by means of the Note Administrator’s Website, where Noteholders (including beneficial owners of Notes) may (i) submit inquiries to the Note Administrator relating to the Monthly Reports, and submit inquiries to the Collateral Manager, the Servicer or the Special Servicer (each, a “Q&A Respondent”) relating to any servicing reports prepared by that party, the Collateral Interests, or the properties related thereto (each, an “Inquiry” and collectively, “Inquiries”), and (ii) view Inquiries that have been previously submitted and answered, together with the answers thereto. Upon receipt of an Inquiry for a Q&A Respondent, the Note Administrator shall forward the Inquiry to the applicable Q&A Respondent, in each case via email within a commercially reasonable period of time following receipt thereof. Following receipt of an Inquiry, the Note Administrator and the applicable Q&A Respondent, unless such party determines not to answer such Inquiry as provided below, shall reply to the Inquiry, which reply of the applicable Q&A Respondent shall be by email to the Note Administrator. The Note Administrator shall post (within a commercially reasonable period of time following preparation or receipt of such answer, as the case may be) such Inquiry and the related answer to the Note Administrator’s Website. If the Note Administrator or the applicable Q&A Respondent determines, in its respective sole discretion, that (i) any Inquiry is not of a type described above, (ii) answering any Inquiry would not be in the best interests of the Issuer or the Noteholders, (iii) answering any Inquiry would be in violation of applicable law, the Loan Documents, this Indenture or the Servicing Agreement, (iv) answering any Inquiry would materially increase the duties of, or result in significant additional cost or expense to, the Note Administrator, the Servicer or the Special Servicer, as applicable or (v) answering any such inquiry would reasonably be expected to result in the waiver of an attorney client privilege or the disclosure of attorney work product, or is otherwise not advisable to answer, it shall not be required to answer such Inquiry and shall promptly notify the Note Administrator of such determination. The Note Administrator shall notify the Person who submitted such Inquiry in the event that the Inquiry shall not be answered in accordance with the terms of this Indenture. Any notice by the Note Administrator to the Person who submitted an Inquiry that shall not be answered shall include the following statement: “Because the Indenture and the Servicing Agreement provides that the Note Administrator, Servicer and Special Servicer shall not answer an Inquiry if it determines, in its respective sole discretion, that (i) any Inquiry is beyond the scope of the topics described in the Indenture, (ii) answering any Inquiry would not be in the best interests of the Issuer and/or the Noteholders, (iii) answering any Inquiry would be in violation of applicable law or the Loan Documents, the Indenture or the Servicing Agreement, (iv) answering any Inquiry would materially increase the duties of, or result in significant additional cost or expense to, the Trustee, the Servicer or the Special Servicer, as applicable, or (v) answering any such inquiry would reasonably be expected to result in the waiver of an attorney client privilege or the disclosure of attorney work product, or is otherwise not advisable to answer, no inference shall be drawn from the fact that the Trustee, the Servicer or the Special Servicer has declined to answer the Inquiry.” Answers posted on the Investor Q&A Forum shall be attributable only to the respondent, and shall not be deemed to be answers from any of the Issuer, the Co-Issuer, the Collateral Manager, the Placement Agents or any of their respective Affiliates. None of the Placement Agents, the Issuer, the Co-Issuer, the Seller, the Collateral Manager, the Advancing Agent, the Future Funding Indemnitor, the Retention Holder, the Servicer, the Special Servicer, the Note Administrator or the Trustee, or any of their respective Affiliates shall certify to any of the information posted in the Investor Q&A Forum and no such party shall have any responsibility or liability for the content of any such information. The Note Administrator shall not be required to post to the Note Administrator’s Website any Inquiry or answer thereto that the Note Administrator determines, in its sole discretion, is administrative or ministerial in nature. The Investor Q&A Forum shall not reflect questions, answers and other communications that are not submitted via the

Note Administrator’s Website. Additionally, the Note Administrator may require acceptance of a waiver and disclaimer for access to the Investor Q&A Forum.
(b)    The Note Administrator shall make available to any Noteholder or Preferred Shareholder and any beneficial owner of a Note, the Investor Registry. The “Investor Registry” shall be a voluntary service available on the Note Administrator’s Website, where Noteholders and beneficial owners of Notes can register and thereafter obtain information with respect to any other Noteholder or beneficial owner that has so registered. Any Person registering to use the Investor Registry shall be required to certify that (i) it is a Noteholder, a beneficial owner of a Note or a Preferred Shareholder and (ii) it grants authorization to the Note Administrator to make its name and contact information available on the Investor Registry for at least 45 days from the date of such certification to other registered Noteholders and registered beneficial owners or Notes. Such Person shall then be asked to enter certain mandatory fields such as the individual’s name, the company name and email address, as well as certain optional fields such as address, and phone number. If any Noteholder or beneficial owner of a Note notifies the Note Administrator that it wishes to be removed from the Investor Registry (which notice may not be within forty-five (45) days of its registration), the Note Administrator shall promptly remove it from the Investor Registry. The Note Administrator shall not be responsible for verifying or validating any information submitted on the Investor Registry, or for monitoring or otherwise maintaining the accuracy of any information thereon. The Note Administrator may require acceptance of a waiver and disclaimer for access to the Investor Registry.
(c)    Certain information concerning the Collateral and the Notes, including the Monthly Reports, CREFC® Reports and supplemental notices, and notices and documents related to any Benchmark Transition Event and Benchmark Replacement, shall be provided by the Note Administrator to certain market data providers upon receipt by the Note Administrator from such persons of a certification in substantially the form set forth in Exhibit P, which certification may be submitted electronically through the Note Administrator’s Website. The Issuer hereby authorizes the provision of such information to Bloomberg, L.P., Trepp, LLC, Intex Solutions, Inc., Markit Group Limited, Interactive Data Corp., BlackRock Financial Management, Inc., CMBS.com, Inc., Moody’s Analytics, Inc., KBRA Analytics, LLC, MBS Data, LLC, RealInsight, Thomson Reuters Corporation and PricingDirect Inc.
(d)    The 17g-5 Information Provider will make the “Rating Agency Q&A Forum and Servicer Document Request Tool” available to NRSROs via the 17g-5 Information Providers Website, where NRSROs may (i) submit inquiries to the Trustee or Note Administrator relating to the Monthly Report, (ii) submit inquiries to the Servicer, Collateral Manager or the Special Servicer relating to servicing reports, or the Collateral, except to the extent already obtained, (iii) submit requests for loan-level reports and information, and (iv) view previously submitted inquiries and related answers or reports, as the case may be. The Trustee, the Note Administrator, the Servicer or the Special Servicer, as applicable, will be required to answer each inquiry, unless it determines that (a) answering the inquiry would be in violation of applicable law, the Servicing Standard, the Indenture, the Servicing Agreement or the applicable loan documents, (b) answering the inquiry would or is reasonably expected to result in a waiver of an attorney-client privilege or the disclosure of attorney work product, or (c) answering the inquiry would materially increase the duties of, or result in significant additional cost or expense to, such party, and the performance of such additional duty or the payment of such additional cost or expense is beyond the scope of its duties under this Indenture or the Servicing Agreement, as applicable. In the event that any of the Trustee, the Note Administrator, the Servicer or the Special Servicer declines to answer an inquiry, it shall promptly email the 17g-5 Information Provider with the basis of such declination. The 17g-5 Information Provider will be required to post the inquiries and the related answers (or reports, as applicable) on the Rating Agency Q&A Forum and Servicer Document Request Tool promptly upon receipt, or in the event that an inquiry is unanswered, the inquiry and the basis for which it was unanswered. The Rating Agency Q&A Forum and Servicer Document Request Tool may not reflect questions, answers, or other communications which are not submitted through the 17g-5 Website. Answers and information posted on the Rating Agency Q&A Forum and Servicer Document Request Tool will be attributable only to the respondent, and will not be deemed to be answers from any other Person. No such other Person will have any responsibility or liability for, and will not be deemed to have knowledge of, the content of any such information.
Section 10.14    Certain Procedures.
(a)    For so long as the Notes may be transferred only in accordance with Rule 144A, the Issuer (or the Collateral Manager on its behalf) will ensure that any Bloomberg screen containing information about the Rule 144A Global Notes includes the following (or similar) language:
(i)    the “Note Box” on the bottom of the “Security Display” page describing the Rule 144A Global Notes will state: “Iss’d Under 144A”;
(ii)    the “Security Display” page will have the flashing red indicator “See Other Available Information”; and
(b)    the indicator will link to the “Additional Security Information” page, which will state that the Offered Notes “are being offered in reliance on the exemption from registration under Rule 144A of the Securities Act to persons who are qualified institutional buyers (as defined in Rule 144A under the Securities Act).”
ARTICLE 11

APPLICATION OF FUNDS
Section 11.1    Disbursements of Amounts from Payment Account.
(a)    Notwithstanding any other provision in this Indenture, but subject to the other subsections of this Section 11.1, on each Payment Date, the Note Administrator shall disburse amounts transferred to the Payment Account in accordance with the following priorities (the “Priority of Payments”):
(i)    Interest Proceeds. On each Payment Date that is not a Redemption Date, the Stated Maturity Date or a Payment Date following an acceleration of the Notes due to the occurrence and continuation of an Event of Default, Interest Proceeds with respect to the related Due Period shall be distributed in the following order of priority:

(1)    to the payment of taxes and filing fees (including any registered office and government fees) owed by the Issuer or the Co-Issuer, if any;
(2)    (a) first, to the extent not previously reimbursed, to the Trustee, the Backup Advancing Agent and the Advancing Agent, in that order, the aggregate amount of any Nonrecoverable Interest Advances due and payable to such party; (b) second, to the Advancing Agent (or to the Backup Advancing Agent or the Trustee if the Advancing Agent or the Backup Advancing Agent, as applicable, has failed to make any Interest Advance required to be made by the Advancing Agent pursuant to the terms of this Indenture), the Advancing Agent Fee and any previously due but unpaid Advancing Agent Fee (with respect to amounts owed to the Advancing Agent, unless waived by the Advancing Agent) (provided that the Advancing Agent, Backup Advancing Agent, or Trustee, as applicable, has not failed to make any Interest Advance required to be made in respect of any Payment Date pursuant to the terms of this Indenture); (c) third, to the Advancing Agent, the Backup Advancing Agent and the Trustee, to the extent due and payable to such party, Reimbursement Interest and reimbursement of any outstanding Interest Advances not to exceed, in each case, the amount that would result in an Interest Shortfall with respect to such Payment Date and (d) fourth, to any party responsible for determining whether a Benchmark Transition Event has occurred and implementing a Benchmark Replacement, an amount not to exceed $25,000 per year (unless waived by such party);
(3)    (a) first, pro rata, based on their entitlement, to the payment to the Note Administrator and the Trustee of the accrued and unpaid fees in respect of their services equal to, in the aggregate, U.S. $6,750, in each case payable monthly (one portion of which is payable to the Trustee and a separate portion is payable to the Note Administrator), (b) second, to the payment of accrued and unpaid Company Administrative Expenses of the Note Administrator, the Trustee, the Custodian, the Paying Agent, the Company Administrator, MCSL and the Preferred Share Paying Agent and (c) third, to the payment of any other accrued and unpaid Company Administrative Expenses, the aggregate of all such amounts in this clause (c) per Expense Year not to exceed $150,000 per annum;
(4)    to the payment of the Collateral Manager Fee and any previously due but unpaid Collateral Manager Fee (if not waived by the Collateral Manager);
(5)    to the payment of the Class A Interest Distribution Amount plus any Class A Defaulted Interest Amount;
(6)    to the payment of the Class A-S Interest Distribution Amount plus any Class A-S Defaulted Interest Amount;
(7)    to the payment of the Class B Interest Distribution Amount plus any Class B Defaulted Interest Amount;

(8)    to the payment of the Class C Interest Distribution Amount plus any Class C Defaulted Interest Amount;
(9)    to the payment of the Class C Deferred Interest (in reduction of the Aggregate Outstanding Amount of the Class C Notes);
(10)    to the payment of the Class D Interest Distribution Amount plus any Class D Defaulted Interest Amount;
(11)    to the payment of the Class D Deferred Interest (in reduction of the Aggregate Outstanding Amount of the Class D Notes);
(12)    to the payment of the Class E Interest Distribution Amount plus any Class E Defaulted Interest Amount;
(13)    to the payment of the Class E Deferred Interest (in reduction of the Aggregate Outstanding Amount of the Class E Notes);
(14)    if either of the Note Protection Tests is not satisfied as of the Determination Date relating to such Payment Date, to the payment of, (i) first, principal on the Class A Notes, (ii) second, principal on the Class A-S Notes, (iii) third, principal on the Class B Notes, (iv) fourth, principal on the Class C Notes, (v) fifth, principal on the Class D Notes and (vi) sixth, principal on the Class E Notes, in each case to the extent necessary to cause each of the Note Protection Tests to be satisfied or, if sooner, until the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes have been paid in full;
(15)    on each Payment Date following the occurrence of a Rating Confirmation Failure, to the payment of principal (i) first, to the Class A Notes, (ii) second, to the Class A-S Notes, (iii) third, to the Class B Notes, (iv) fourth, to the Class C Notes, (v) fifth, to the Class D Notes, (vi) sixth, to the Class E Notes, (vii) seventh, pro rata, based on entitlement to the Class F Notes and the Class F-E Notes, and (viii) eighth, pro rata, based on entitlement to the Class G Notes and the Class G-E Notes, in each case until each rating assigned on the Closing Date to such Class of Notes has been reinstated or such Class of Notes has been paid in full;
(16)    pro rata, based on entitlement, to the payment of the Class F Interest Distribution Amount, the Class F-E Interest Distribution Amount and the Class F-X Interest Distribution Amount plus any Class F Defaulted Interest Amount, any Class F-E Defaulted Interest Amount and any Class F-X Defaulted Interest Amount, as applicable;
(17)    pro rata, based on entitlement, to the payment of the Class F Deferred Interest (in reduction of the Aggregate Outstanding Amount of the Class F Notes) and the Class F-E Deferred Interest (in reduction of the Aggregate Outstanding Amount of the Class F-E Notes);

(18)    pro rata, based on entitlement, to the payment of the Class G Interest Distribution Amount, the Class G-E Interest Distribution Amount and the Class G-X Interest Distribution Amount plus any Class G Defaulted Interest Amount, any Class G-E Defaulted Interest Amount and any Class G-X Defaulted Interest Amount, as applicable;
(19)    pro rata, based on entitlement, to the payment of the Class G Deferred Interest (in reduction of the Aggregate Outstanding Amount of the Class G Notes) and the Class G-E Deferred Interest (in reduction of the Aggregate Outstanding Amount of the Class G-E Notes);
(20)    to the payment of any Company Administrative Expenses not paid pursuant to clause (3) above in the order specified therein; and
(21)    any remaining Interest Proceeds to be released from the lien of this Indenture and paid (upon standing order of the Issuer) to the Preferred Share Paying Agent for deposit into the Preferred Share Distribution Account for distribution to the Preferred Shareholders subject to and in accordance with the provisions of the Preferred Share Paying Agency Agreement;
(ii)    Principal Proceeds. On each Payment Date that is not a Redemption Date, the Stated Maturity Date or a Payment Date following an acceleration of the Notes due to the occurrence and continuation of an Event of Default, Principal Proceeds with respect to the related Due Period shall be distributed in the following order of priority:
(1)    to the payment of the amounts referred to in clauses (1) through (5) of Section 11.1(a)(i) in the same order of priority specified therein, without giving effect to any limitations on amounts payable set forth therein, but only to the extent not paid in full thereunder;
(2)    on the Payment Date following the Ramp-Up Completion Date, to the payment of principal, in an amount equal to all amounts remaining in the Unused Proceeds Account as of the Ramp-Up Completion Date (i) first, to the Class A Notes, (ii) second, to the Class A-S Notes, (iii) third, to the Class B Notes, (iv) fourth, to the Class C Notes, (v) fifth, to the Class D Notes and (vi) sixth, to the Class E Notes, in each case until such Class of Notes has been paid in full;
(3)    on each Payment Date following the occurrence of a Rating Confirmation Failure, to the extent that application of Interest Proceeds pursuant to Section 11.1(a)(i)(15) is insufficient to cause the ratings assigned to each Class of Notes to be reinstated or to cause any affected Class to be paid in full, to the payment of principal (i) first, to the Class A Notes, (ii) second, to the Class A-S Notes, (iii) third, to the Class B Notes, (iv) fourth, to the Class C Notes, (v) fifth, to the Class D Notes, (vi) sixth, to the Class E Notes, (vii) seventh, pro rata, based on entitlement to the Class F Notes and the Class F-E Notes, and (viii) eighth, pro rata, based on entitlement to the Class G Notes and the Class G-E Notes, in each case until each rating assigned on the Closing Date to such Class of Notes has been reinstated or such Class of Notes has been paid in full;
(4)    during the Reinvestment Period, to be deposited into the Reinvestment Account to be held for reinvestment in Reinvestment Collateral Interests, pursuant to written direction of the Collateral Manager (on behalf of the Issuer), to be applied to pay the purchase price of Reinvestment Collateral Interests, unless in each case, the Note Administrator has received notice of an early termination of the Reinvestment Period, or the Collateral Manager on behalf of the Issuer directs otherwise in writing, in which case Principal Proceeds will be disbursed in accordance with the remaining steps in the Priority of Payments;
(5)    to the payment of principal of the Class A Notes until the Class A Notes have been paid in full;
(6)    to the payment of the Class A-S Interest Distribution Amount plus any Class A-S Defaulted Interest Amount, to the extent not paid pursuant to clause (6) of Section 11.1(a)(i);
(7)    to the payment of principal of the Class A-S Notes until the Class A-S Notes have been paid in full;
(8)    to the payment of the Class B Interest Distribution Amount plus any Class B Defaulted Interest Amount, to the extent not paid pursuant to clause (7) of Section 11.1(a)(i);
(9)    to the payment of principal of the Class B Notes until the Class B Notes have been paid in full;
(10)    to the payment of the Class C Interest Distribution Amount plus any Class C Defaulted Interest Amount, to the extent not paid pursuant to clause (8) of Section 11.1(a)(i);
(11)    to the payment of principal of the Class C Notes (including any Class C Deferred Interest) until the Class C Notes have been paid in full;
(12)    to the payment of the Class D Interest Distribution Amount plus any Class D Defaulted Interest Amount, to the extent not paid pursuant to clause (10) of Section 11.1(a)(i);
(13)    to the payment of principal of the Class D Notes (including any Class D Deferred Interest) until the Class D Notes have been paid in full;
(14)    to the payment of the Class E Interest Distribution Amount plus any Class E Defaulted Interest Amount, to the extent not paid pursuant to clause (12) of Section 11.1(a)(i);

(15)    to the payment of principal of the Class E Notes (including any Class E Deferred Interest) until the Class E Notes have been paid in full;
(16)    pro rata, based on entitlement, to the payment of the Class F Interest Distribution Amount, the Class F-E Interest Distribution Amount and the Class F-X Interest Distribution Amount plus any Class F Defaulted Interest Distribution Amount, any Class F-E Defaulted Interest Distribution Amount and any Class F-X Defaulted Interest Distribution Amount, as applicable, to the extent not paid pursuant to clause (16) of Section 11.1(a)(i);
(17)    pro rata, based on Aggregate Outstanding Amount, to the payment of principal of the Class F Notes (including any Class F Deferred Interest) and the Class F-E Notes (including any Class F-E Deferred Interest) until the Class F Notes and the Class F-E Notes have been paid in full;
(18)    pro rata, based on entitlement, to the payment of the Class G Interest Distribution Amount, the Class G-E Interest Distribution Amount and the Class G-X Interest Distribution Amount plus any Class G Defaulted Interest Amount, any Class G-E Defaulted Interest Distribution Amount and any Class G-X Defaulted Interest Distribution Amount, as applicable, to the extent not paid pursuant to clause (18) of Section 11.1(a)(i);
(19)    pro rata, based on Aggregate Outstanding Amount, to the payment of principal of the Class G Notes (including any Class G Deferred Interest) and the Class G-E Notes (including any Class G-E Deferred Interest) until the Class G Notes and the Class G-E Notes have been paid in full; and
(20)    any remaining Principal Proceeds to be released from the lien of this Indenture and paid (upon standing order of the Issuer) to the Preferred Share Paying Agent for deposit into the Preferred Share Distribution Account for distribution to the Preferred Shareholders subject to and in accordance with the provisions of the Preferred Share Paying Agency Agreement.
Upon the direction of the Collateral Manager, the Servicer shall remit Principal Proceeds to the Note Administrator for deposit into the Reinvestment Account prior to a Payment Date upon certification by the Collateral Manager that (i) the Note Protection Tests were satisfied as of the immediately preceding Payment Date, (ii) the Collateral Manager reasonably expects the Note Protection Tests to be satisfied on the immediately succeeding Payment Date, and (iii) the Collateral Manager reasonably expects that such Principal Proceeds will not be necessary to make payments in accordance with clause (1) of this Section 11.1(a)(ii) on the immediately succeeding Payment Date, and Principal Proceeds available for distribution in accordance with this Section 11.1(a)(ii) will be reduced accordingly.
(iii)    Redemption Dates and Payment Dates During Events of Default. On any Redemption Date, the Stated Maturity Date or a Payment Date following an acceleration of the Notes due to the occurrence and continuation of an Event of Default, Interest Proceeds and Principal Proceeds with respect to the related Due Period will be distributed in the following order of priority:
(1)    to the payment of the amounts referred to in clauses (1) through (4) of Section 11.1(a)(i) in the same order of priority specified therein, but without giving effect to any limitations on amounts payable set forth therein;
(2)    to the payment of any out-of-pocket fees and expenses of the Issuer, the Note Administrator, Custodian and Trustee (including legal fees and expenses) incurred in connection with an acceleration of the Notes following an Event of Default, including in connection with sale and liquidation of any of the Collateral in connection therewith, to the extent not previously paid or withheld;
(3)    to the payment of the Class A Interest Distribution Amount plus any Class A Defaulted Interest Amount;
(4)    to the payment in full of principal of the Class A Notes;
(5)    to the payment of the Class A-S Interest Distribution Amount plus any Class A-S Defaulted Interest Amount;
(6)    to the payment in full of principal of the Class A-S Notes;
(7)    to the payment of the Class B Interest Distribution Amount plus any Class B Defaulted Interest Amount;
(8)    to the payment in full of principal of the Class B Notes;
(9)    to the payment of the Class C Interest Distribution Amount plus any Class C Defaulted Interest Amount;
(10)    to the payment in full of principal of the Class C Notes (including any Class C Deferred Interest);
(11)    to the payment of the Class D Interest Distribution Amount plus any Class D Defaulted Interest Amount;
(12)    to the payment in full of principal of the Class D Notes (including any Class D Deferred Interest);
(13)    to the payment of the Class E Interest Distribution Amount plus any Class E Defaulted Interest Amount;
(14)    to the payment in full of principal of the Class E Notes (including any Class E Deferred Interest);
(15)    pro rata, based on entitlement, to the payment of the Class F Interest Distribution Amount, the Class F-E Interest Distribution Amount and the Class F-X

Interest Distribution Amount plus any Class F Defaulted Interest Amount, any Class F-E Defaulted Interest Amount and any Class F-X Defaulted Interest Amount, as applicable;
(16)    pro rata, based on Aggregate Outstanding Amount, to the payment in full of principal of the Class F Notes (including any Class F Deferred Interest) and the Class F-E Notes (including any Class F-E Deferred Interest);
(17)    pro rata, based on entitlement, to the payment of the Class G Interest Distribution Amount, the Class G-E Interest Distribution Amount and the Class G-X Interest Distribution Amount plus any Class G Defaulted Interest Amount, any Class G-E Defaulted Interest Amount and any Class G-X Defaulted Interest Amount, as applicable;
(18)    pro rata, based on Aggregate Outstanding Amount, to the payment in full of principal of the Class G Notes (including any Class G Deferred Interest) and the Class G-E Notes (including any Class G-E Deferred Interest); and
(19)    any remaining Interest Proceeds and Principal Proceeds to be released from the lien of this Indenture and paid (upon standing order of the Issuer) to the Preferred Share Paying Agent for deposit into the Preferred Share Distribution Account for distribution to the Preferred Shareholders subject to and in accordance with the provisions of the Preferred Share Paying Agency Agreement.
(b)    On or before the Business Day prior to each Payment Date, the Issuer shall, pursuant to Section 10.3, remit or cause to be remitted to the Note Administrator for deposit in the Payment Account an amount of Cash sufficient to pay the amounts described in Section 11.1(a) required to be paid on such Payment Date.
(c)    If on any Payment Date the amount available in the Payment Account from amounts received in the related Due Period are insufficient to make the full amount of the disbursements required by any clause of Section 11.1(a)(i), Section 11.1(a)(ii) or Section 11.1(a)(iii), such payments will be made to Noteholders of each applicable Class, as to each such clause, ratably in accordance with the respective amounts of such disbursements then due and payable to the extent funds are available therefor.
(d)    In connection with any required payment by the Issuer to the Servicer or the Special Servicer pursuant to the Servicing Agreement of any amount scheduled to be paid from time to time between Payment Dates from amounts received with respect to the Collateral Interests, the Servicer or the Special Servicer, as applicable, shall be entitled to retain or withdraw such amounts from the Collection Account and the Participated Loan Collection Account pursuant to the terms of the Servicing Agreement.
Section 11.2    Securities Accounts. All amounts held by, or deposited with the Securities Intermediary in the Reinvestment Account and the Unused Proceeds Account pursuant to the provisions of this Indenture shall be invested in Eligible Investments as directed in writing by the Collateral Manager on behalf of the Issuer and credited to the Reinvestment Account or Unused

Proceeds Account, as the case may be. Absent such direction, funds in the foregoing accounts shall be held uninvested. All amounts held by or deposited with the Securities Intermediary in the Payment Account shall be held uninvested. Any amounts not invested in Eligible Investments as herein provided, shall be credited to one or more securities accounts established and maintained pursuant to the Securities Account Control Agreement with the Securities Intermediary. The Custodial Account held by the Securities Intermediary shall be held uninvested.
ARTICLE 12

SALE OF COLLATERAL INTERESTS; REINVESTMENT COLLATERAL INTERESTS; EXCHANGE COLLATERAL INTERESTS; FUTURE FUNDING ESTIMATES
Section 12.1    Sales of Collateral Interests.
(a)    Except as otherwise expressly permitted or required by this Indenture, the Issuer shall not sell or otherwise dispose of any Collateral Interest. The Collateral Manager, on behalf of the Issuer, acting pursuant to the Collateral Management Agreement, may direct the Special Servicer (on behalf of the Trustee) in writing to sell at any time, subject to satisfaction of the Acquisition and Disposition Requirements:
(i)    any Defaulted Collateral Interest;
(ii)    any Credit Risk Collateral Interest, unless in the case of a sale of a Credit Risk Collateral Interest to an entity other than the Collateral Manager or an affiliate thereof that is for a cash purchase price that is less than the Par Purchase Price thereof, the Note Protection Tests were not satisfied as of the immediately preceding Measurement Date and have not been cured as of the proposed sale date; and
(iii)    any Collateral Interest acquired in violation of the Eligibility Criteria, the Acquisition Criteria or the Acquisition and Disposition Requirements.
The Trustee shall sell any Collateral Interest in any sale permitted pursuant to this Section 12.1(a), as directed by the Collateral Manager. Promptly after any sale pursuant to this Section 12.1(a), the Collateral Manager shall notify the 17g-5 Information Provider of the Collateral Interest sold and the sale price and shall provide such other information relating to such sale as may be reasonably requested by the Rating Agencies.
(b)    In addition, with respect to any Defaulted Collateral Interest or Credit Risk Collateral Interest permitted to be sold pursuant to Section 12.1(a), such Defaulted Collateral Interest or Credit Risk Collateral Interest may be sold by the Issuer at the direction of the Collateral Manager:
(i)    to an entity, other than an Interested Person; or
(ii)    to an Interested Person for a cash purchase price that is equal to or greater than:

(1)    with respect to (A) Defaulted Collateral Interests, at any time, and (B) Credit Risk Collateral Interests, until the Disposition Limitation Threshold has been met, in each case, the Par Purchase Price thereof; and
(2)     with respect to Credit Risk Collateral Interests, after the Disposition Limitation Threshold has been met, following disclosure to, and approval by, the Advisory Committee in accordance with the Collateral Management Agreement, the greater of (A) the Par Purchase Price thereof and (B) the fair market value thereof (any such purchase pursuant to Section 12.1(b)(ii), a “Credit Risk/Defaulted Collateral Interest Cash Purchase”).
If a Collateral Interest that is a Defaulted Collateral Interest is not sold or otherwise disposed of by the Issuer within three years of such Collateral Interest becoming a Defaulted Collateral Interest, the Collateral Manager will use commercially reasonable efforts to cause the Issuer to sell or otherwise dispose of such Collateral Interest as soon as commercially practicable thereafter. The Issuer shall not sell or otherwise dispose of any Collateral Interest for the primary purpose of recognizing gains or decreasing losses resulting from market value changes.
In connection with the sale of a Credit Risk Collateral Interest or a Defaulted Collateral Interest in accordance with Section 12.1(a) or this Section 12.1(b), the Collateral Manager may cause the Issuer to create one or more participation interests in such Defaulted Collateral Interest or Credit Risk Collateral Interest and direct the Special Servicer or the Trustee to sell one or more of such participation interests.
In the case of a sale of a Credit Risk Collateral Interest or a Defaulted Collateral Interest, or the exchange of a Credit Risk Collateral Interest, in each case, which is a Combined Loan, the related Mortgage Loan and the corresponding Mezzanine Loan shall be sold or exchanged together.
(c)    Whether any offer constitutes a fair price for any Defaulted Collateral Interest shall be determined by the Special Servicer, if the highest offeror is a person other than an Interested Person, and by the Trustee, if the highest offeror is an Interested Person. If the Trustee is required to determine the fair price for any Defaulted Collateral Interest, Trustee may (at its option and at the expense of the Issuer), and shall be required to, if the purchaser is the Seller or any of its Affiliates, designate an independent third party expert in real estate or commercial mortgage loan matters with at least five (5) years’ experience in valuing or investing in mortgage loans similar to the Defaulted Collateral Interest, that has been selected with reasonable care by the Trustee to determine the fair market value for such Defaulted Collateral Interest. The Trustee shall be entitled to conclusively rely upon any such third party determination; provided that no offer from an Interested Person will constitute a fair price for purposes of this Section 12.1 unless (i) it is the highest offer received and (ii) if the Defaulted Collateral Interest has been marketed for sale for a period of less than three (3) months, at least one other offer is received from an independent third party. All reasonable fees and costs of any appraisals, inspection reports, and opinions of value incurred by any such third party shall be covered by, and shall be paid in advance of any determination by the applicable Interested Person; provided that the Trustee may not engage a third party expert whose fees exceed a commercially reasonable amount as determined by the Trustee.

(d)    At all times the Majority of the Preferred Shares shall have the rights (such rights, collectively, the “PE Purchase Rights”) to purchase (i) any Defaulted Collateral Interest for a purchase that is equal to or greater than the Par Purchase Price and (ii) any Credit Risk Collateral Interest for a purchase price that is equal to or greater than (1) until the Disposition Limitation Threshold has been met, the Par Purchase Price and (2) after the Disposition Limitation Threshold has been met, following disclosure to, and approval by, the Advisory Committee in accordance with the Collateral Management Agreement, the greater of (A) the Par Purchase Price and (B) the fair market value thereof.
(e)    A Defaulted Collateral Interest or Credit Risk Collateral Interest may be disposed of at any time, following disclosure to, and approval by, the Advisory Committee, by the Collateral Manager directing the Issuer to exchange such Defaulted Collateral Interest or Credit Risk Collateral Interest for (1) a Collateral Interest owned by an affiliate of the Collateral Manager that satisfies the Eligibility Criteria and the Acquisition and Disposition Requirements (such Collateral Interest, an “Exchange Collateral Interest”) or (2) a combination of an Exchange Collateral Interest and cash (such exchange, a “Credit Risk/Defaulted Collateral Interest Exchange”); provided that:
(i)    the sum of (A) the Par Purchase Price of such Exchange Collateral Interest plus (B) the cash amount (if any) to be paid to the Issuer by the Collateral Manager or such affiliate thereof in connection with such exchange, is equal to or greater than the Par Purchase Price of the Credit Risk Collateral Interest or Defaulted Collateral Interest sought to be exchanged; and
(ii)    with respect to any such exchange of a Credit Risk Collateral Interest after the Reinvestment Period, the Credit Risk Exchange Limitation is satisfied.
If the Collateral Manager directs the sale of a Collateral Interest acquired in violation of the Eligibility Criteria, the Acquisition Criteria or the Acquisition and Disposition Requirements, the Issuer may sell such Collateral Interest to the Collateral Manager or an affiliate thereof for a cash purchase price that is equal to or greater than the Par Purchase Price thereof.
If the Collateral Manager does not promptly direct the sale of a Collateral Interest that is determined to have been acquired in violation of the Eligibility Criteria, the Acquisition Criteria or the Acquisition and Disposition Requirements, the Issuer shall satisfy the Rating Agency Condition with respect to such Collateral Interest within sixty (60) days after such date of determination. If the Issuer satisfies the Rating Agency Condition with respect to such Collateral Interest within such time period, the Issuer may retain such Collateral Interest. If the Issuer does not satisfy the Rating Agency Condition with respect to such Collateral Interest within such time period, the Issuer shall promptly sell such Collateral Interest to the Collateral Manager or an affiliate thereof for a cash purchase price that is equal to or greater than the Par Purchase Price thereof.
In connection with the exchange of a Credit Risk Collateral Interest or a Defaulted Collateral Interest as in accordance with this Section 12.1(d), the Collateral Manager may cause the Issuer to create one or more participation interests in such Defaulted Collateral Interest or Credit

Risk Collateral Interest and direct the Special Servicer or the Trustee to exchange one or more of such participation interests.
(f)    After the Issuer has notified the Trustee of an Optional Redemption, a Clean-Up Call, an Auction Call Redemption or a Tax Redemption in accordance with Section 9.3, the Collateral Manager, on behalf of the Issuer, and acting pursuant to the Collateral Management Agreement, may at any time direct the Special Servicer (on behalf of the Trustee) in writing by Issuer Order to sell, and the Trustee shall sell in the manner directed by the Collateral Manager in writing, any Collateral Interest without regard to the foregoing limitations in Section 12.1(a); provided that:
(i)    the Sale Proceeds therefrom must be used to pay certain expenses and redeem all of the Notes in whole but not in part pursuant to Section 9.1, and upon any such sale the Trustee shall release the lien on such Collateral Interest pursuant to Section 10.10, and the Custodian shall upon receipt of a Request for Release, release the related Collateral Interest File;
(ii)    the Issuer may not direct the Special Servicer (on behalf of the Trustee) to sell (and the Trustee shall not be required to release) a Collateral Interest pursuant to this Section 12.1(e) unless:
(1)    the Collateral Manager certifies, in an Officer’s Certificate, to the Trustee and the Note Administrator that, in the Collateral Manager’s reasonable business judgment based on calculations included in the certification (which shall include the sales prices of the Collateral Interests), the Sale Proceeds from the sale of one or more of the Collateral Interests and all Cash and proceeds from Eligible Investments will be at least equal to the Total Redemption Price; and
(2)    the Independent accountants appointed by the Issuer pursuant to Section 10.13 shall recalculate the calculations made in clause (1) above and prepare an agreed-upon procedures report; and
(iii)    in connection with an Optional Redemption, an Auction Call Redemption, a Clean-up Call, or a Tax Redemption, all the Collateral Interests to be sold pursuant to this Section 12.1(e) must be sold in accordance with the requirements set forth in Section 9.1(f).
(g)    In the event that any Notes remain Outstanding as of the Payment Date occurring six months prior to the Stated Maturity Date of the Notes, the Collateral Manager will be required to determine whether the proceeds expected to be received on the Collateral Interests prior to the Stated Maturity Date of the Notes will be sufficient to pay in full the principal amount of (and accrued interest on) the Notes on the Stated Maturity Date. If the Collateral Manager determines, in its sole discretion, that such proceeds will not be sufficient to pay the outstanding principal amount of and accrued interest on the Notes on the Stated Maturity Date of the Notes, the Issuer shall, at the direction of the Collateral Manager, be obligated to liquidate the portion of Collateral Interests sufficient to pay the remaining principal amount of and interest on the Notes on or before the Stated

Maturity Date. The Collateral Interests to be liquidated by the Issuer will be selected by the Collateral Manager.
(h)    Notwithstanding anything herein to the contrary, the Collateral Manager on behalf of the Issuer shall be permitted to sell to a Permitted Subsidiary any Sensitive Asset for consideration consisting of equity interests in such Permitted Subsidiary (or an increase in the value of equity interests already owned).
(i)    Under no circumstances shall the Trustee in its individual capacity be required to acquire any Collateral Interests or any property related thereto.
(j)    Any Collateral Interest sold pursuant to this Section 12.1 shall be released from the lien of this Indenture.
(k)    Any Collateral Interest that was required at acquisition to satisfy the Eligibility Criteria, the Acquisition and Disposition Requirements or, as applicable, the Acquisition Criteria, but failed to do so, may be sold by the Collateral Manager on behalf of the Issuer to the Seller or an affiliate thereof within 60 days of such acquisition at a price that is equal to the Par Purchase Price of such Collateral Interest.
Section 12.2    Reinvestment Collateral Interests.
(a)    Except as provided in Section 12.3(c), during the Reinvestment Period (or within 60 days after the end of the Reinvestment Period with respect to reinvestments made pursuant to binding commitments to purchase entered into during the Reinvestment Period), amounts (or Eligible Investments) credited to the Reinvestment Account may, but are not required to, be reinvested in Reinvestment Collateral Interests (which shall be, and hereby are upon acquisition by the Issuer, Granted to the Trustee pursuant to the Granting Clause of this Indenture) that satisfy the applicable Eligibility Criteria, the Acquisition and Disposition Requirements and the following additional criteria (the “Acquisition Criteria”), as evidenced by an Officer’s Certificate of the Collateral Manager on behalf of the Issuer delivered to the Trustee and the Note Administrator substantially in the form of Exhibit S (which shall include the subsequent transfer instrument substantially in the form of Annex A to the Collateral Interest Purchase Agreement attached to such Officer’s Certificate), delivered as of the date of the commitment to purchase such Reinvestment Collateral Interests:
(i)    for commitments to purchase made after the Ramp-Up Acquisition Period, the Note Protection Tests are satisfied; and
(ii)    for commitments to purchase made at any time, no Event of Default has occurred and is continuing.
(b)    Notwithstanding the foregoing provisions, (i) Cash on deposit in the Reinvestment Account may be invested in Eligible Investments pending investment in Reinvestment Collateral Interests and (ii) if an Event of Default shall have occurred and be continuing, no Reinvestment Collateral Interest may be acquired unless it was the subject of a commitment entered into by the Issuer prior to the occurrence of such Event of Default.

(c)    Notwithstanding the foregoing provisions, at any time when the Retention Holder or an Affiliate that is wholly-owned by BRSP Sub-REIT and is a disregarded entity for U.S. federal income tax purposes holds 100% of the Preferred Shares, it may contribute additional Cash, Eligible Investments and/or Collateral Interests to the Issuer so long as, in the case of Collateral Interests, any such Collateral Interests satisfy the Eligibility Criteria at the time of such contribution, including, but not limited to, for purposes of effecting any cure rights reserved for the holder of the Participations, pursuant to and in accordance with the terms of the related Participation Agreement or Amended Participation Agreement, as applicable. Cash or Eligible Investments contributed to the Issuer by the Retention Holder (during the Reinvestment Period) shall be credited to the Reinvestment Account (unless the Collateral Manager directs otherwise) and may be reinvested by the Issuer in Reinvestment Collateral Interests so long as no Event of Default has occurred and is continuing.
Section 12.3    Conditions Applicable to all Transactions Involving Sale or Grant.
(a)    Any transaction effected after the Closing Date under this Article 12 or Section 10.12 shall be conducted in accordance with the requirements of the Collateral Management Agreement; provided that (i) the Collateral Manager shall not direct the Trustee to acquire any Collateral Interest for inclusion in the Collateral from the Collateral Manager or any of its Affiliates as principal or to sell any Collateral Interest from the Collateral to the Collateral Manager or any of its Affiliates as principal unless the transaction is effected in accordance with the Collateral Management Agreement and (ii) the Collateral Manager shall not direct the Trustee to acquire any Collateral Interest for inclusion in the Collateral from any account or portfolio for which the Collateral Manager serves as investment adviser or direct the Special Servicer (on behalf of the Trustee) to sell any Collateral Interest to any account or portfolio for which the Collateral Manager serves as investment adviser unless such transactions comply with the Collateral Management Agreement and Section 206(3) of the Advisers Act. The Trustee shall have no responsibility to oversee compliance with this clause by the other parties.
(b)    Upon any Grant pursuant to this Article 12, all of the Issuer’s right, title and interest to the Collateral Interest or Securities shall be Granted to the Trustee pursuant to this Indenture, such Collateral Interest or Securities shall be registered in the name of the Trustee, and, if applicable, the Trustee (or the Custodian on its behalf) shall receive such Pledged Collateral Interest or Securities. The Trustee also shall receive, not later than the date of delivery of any Collateral Interest delivered after the Closing Date, an Officer’s Certificate of the Collateral Manager certifying that, as of the date of such Grant, such Grant complies with the applicable conditions of and is permitted by this Article 12 (and setting forth, to the extent appropriate, calculations in reasonable detail necessary to determine such compliance).
(c)    Notwithstanding anything contained in this Article 12 to the contrary, the Issuer shall, subject to this Section 12.3(c), have the right to effect any transaction which has been consented to by the Holders of Notes evidencing 100% of the Aggregate Outstanding Amount of each and every Class of Notes (or if there are no Notes Outstanding, 100% of the Preferred Shares).
Section 12.4    Modifications to Note Protection Tests. In the event that (a) Moody’s modifies the definitions or calculations relating to any of the Moody’s specific Eligibility Criteria or (b) any Rating Agency modifies the definitions or calculations relating to either of the Note

Protection Tests (each, a “Rating Agency Test Modification”), in any case in order to correspond with published changes in the guidelines, methodology or standards established by such Rating Agency, the Issuer may, but is under no obligation solely as a result of this Section 12.4 to, incorporate corresponding changes into this Indenture by an amendment or supplement hereto without the consent of the Holders of the Notes (except as provided below) (but with written notice to the Noteholders) or the Preferred Shares if (i) in the case of a modification of a Moody’s specific Eligibility Criteria, the Rating Agency Condition is satisfied with respect to Moody’s, (ii) in the case of a modification of a Note Protection Test, the Rating Agency Condition is satisfied with respect to each Rating Agency then rating any Class of Notes and (iii) written notice of such modification is delivered by the Collateral Manager to the Trustee and the Holders of the Notes and Preferred Shares (which notice may be included in the next regularly scheduled report to Noteholders). Any such Rating Agency Test Modification shall be effected without execution of a supplemental indenture; provided, however, that such amendment shall be (A) evidenced by a written instrument executed and delivered by each of the Co-Issuers and the Collateral Manager and delivered to the Trustee, and (B) accompanied by delivery by the Issuer to the Trustee of an Officer’s Certificate of the Issuer (or the Collateral Manager on behalf of the Issuer) certifying that such amendment has been made pursuant to and in compliance with this Section 12.4.
Section 12.5    Future Funding Agreement.
(a)    The Note Administrator and the Trustee, on behalf of the Noteholders and the Holders of the Preferred Shares, are hereby directed by the Issuer to (i) enter into the Future Funding Agreement and the Future Funding Account Control Agreement, pursuant to which the Future Funding Indemnitor will agree to pledge certain collateral described therein in order to secure certain future funding obligations of the Seller as holder of the related Future Funding Participations under the Participation Agreements and Amended Participation Agreements and (ii) administer the rights of the Note Administrator and the secured party, as applicable, under the Future Funding Agreement and the Future Funding Account Control Agreement. In the event an Access Termination Notice (as defined in the Future Funding Agreement) has been sent by the Note Administrator to the related account bank and for so long as such Access Termination Notice is not withdrawn by the Note Administrator, the Note Administrator shall direct the use of funds on deposit in the Future Funding Reserve Account in accordance with written instructions from the Issuer delivered pursuant to the terms of the Future Funding Agreement. Neither the Trustee nor the Note Administrator shall have any obligation to ensure that the Future Funding Indemnitor is depositing or causing to be deposited all amounts into the Future Funding Reserve Account that are required to be deposited therein pursuant to the Future Funding Agreement.
(b)    The 17g-5 Information Provider shall promptly post to the 17g-5 Website pursuant to Section 14.13(d), any certification with respect to the holder of the related Future Funding Participations that is delivered to it in accordance with the Future Funding Agreement.
ARTICLE 13

NOTEHOLDERS’ RELATIONS
Section 13.1    Subordination.

(a)    Anything in this Indenture or the Notes to the contrary notwithstanding, the Issuer and the Holders agree, for the benefit of the Holders of the Class A Notes, that the rights of the Holders of the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G Notes, the Class G-E Notes and the Class G-X Notes shall be subordinate and junior to the Class A Notes to the extent and in the manner set forth in Article 11 of this Indenture; provided that on each Redemption Date and each Payment Date as a result of the occurrence and continuation of the acceleration of the Notes following the occurrence of an Event of Default, all accrued and unpaid interest on and outstanding principal on the Class A Notes shall be paid pursuant to Section 11.1(a)(iii) in full in Cash or, to the extent 100% of Holders of the Class A Notes consent, other than in Cash, before any further payment or distribution is made on account of any other Class of Notes, to the extent and in the manner provided in Section 11.1(a)(iii).
(b)    Anything in this Indenture or the Notes to the contrary notwithstanding, the Issuer and the Holders agree, for the benefit of the Holders of the Class A-S Notes, that the rights of the Holders of the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G Notes, the Class G-E Notes and the Class G-X Notes shall be subordinate and junior to the Class A-S Notes to the extent and in the manner set forth in Article 11 of this Indenture; provided that on each Redemption Date and each Payment Date as a result of the occurrence and continuation of the acceleration of the Notes following the occurrence of an Event of Default, all accrued and unpaid interest on and outstanding principal on the Class A-S Notes shall be paid pursuant to Section 11.1(a)(iii) in full in Cash or, to the extent 100% of Holders of the Class A-S Notes consent, other than in Cash, before any further payment or distribution is made on account of any of the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G Notes, the Class G-E Notes and the Class G-X Notes to the extent and in the manner provided in Section 11.1(a)(iii).
(c)    Anything in this Indenture or the Notes to the contrary notwithstanding, the Issuer and the Holders agree, for the benefit of the Holders of the Class B Notes, that the rights of the Holders of the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G Notes, the Class G-E Notes and the Class G-X Notes shall be subordinate and junior to the Class B Notes to the extent and in the manner set forth in Article 11 of this Indenture; provided that on each Redemption Date and each Payment Date as a result of the occurrence and continuation of the acceleration of the Notes following the occurrence of an Event of Default, all accrued and unpaid interest on and outstanding principal on the Class B Notes shall be paid pursuant to Section 11.1(a)(iii) in full in Cash or, to the extent 100% of Holders of the Class B Notes consent, other than in Cash, before any further payment or distribution is made on account of any of the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G Notes, the Class G-E Notes and the Class G-X Notes to the extent and in the manner provided in Section 11.1(a)(iii).
(d)    Anything in this Indenture or the Notes to the contrary notwithstanding, the Issuer and the Holders agree, for the benefit of the Holders of the Class C Notes, that the rights of the Holders of the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G Notes, the Class G-E Notes and the Class G-X Notes shall be subordinate and junior to the Class C Notes to the extent and in the manner set forth in Article 11 of this

Indenture; provided that on each Redemption Date and each Payment Date as a result of the occurrence and continuation of the acceleration of the Notes following the occurrence of an Event of Default, all accrued and unpaid interest on and outstanding principal on the Class C Notes shall be paid pursuant to Section 11.1(a)(iii) in full in Cash or, to the extent 100% of Holders of the Class C Notes consent, other than in Cash, before any further payment or distribution is made on account of any of the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G Notes, the Class G-E Notes and the Class G-X Notes to the extent and in the manner provided in Section 11.1(a)(iii).
(e)    Anything in this Indenture or the Notes to the contrary notwithstanding, the Issuer and the Holders agree, for the benefit of the Holders of the Class D Notes, that the rights of the Holders of the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G Notes, the Class G-E Notes and the Class G-X Notes shall be subordinate and junior to the Class D Notes to the extent and in the manner set forth in Article 11 of this Indenture; provided that on each Redemption Date and each Payment Date as a result of the occurrence and continuation of the acceleration of the Notes following the occurrence of an Event of Default, all accrued and unpaid interest on and outstanding principal on the Class D Notes shall be paid pursuant to Section 11.1(a)(iii) in full in Cash or, to the extent 100% of Holders of the Class D Notes consent, other than in Cash, before any further payment or distribution is made on account of any of the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G Notes, the Class G-E Notes and the Class G-X Notes to the extent and in the manner provided in Section 11.1(a)(iii).
(f)    Anything in this Indenture or the Notes to the contrary notwithstanding, the Issuer and the Holders agree, for the benefit of the Holders of the Class E Notes, that the rights of the Holders of the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G Notes, the Class G-E Notes and the Class G-X Notes shall be subordinate and junior to the Class E Notes to the extent and in the manner set forth in Article 11 of this Indenture; provided that on each Redemption Date and each Payment Date as a result of the occurrence and continuation of the acceleration of the Notes following the occurrence of an Event of Default, all accrued and unpaid interest on and outstanding principal on the Class E Notes shall be paid pursuant to Section 11.1(a)(iii) in full in Cash or, to the extent 100% of Holders of the Class E Notes consent, other than in Cash, before any further payment or distribution is made on account of any of the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G Notes, the Class G-E Notes and the Class G-X Notes to the extent and in the manner provided in Section 11.1(a)(iii).
(g)    Anything in this Indenture or the Notes to the contrary notwithstanding, the Issuer and the Holders agree, for the benefit of the Holders of the Class F Notes, the Class F-E Notes and the Class F-X Notes, that the rights of the Holders of the Class G Notes, the Class G-E Notes and the Class G-X Notes shall be subordinate and junior to the Class F Notes, the Class F-E Notes and the Class F-X Notes to the extent and in the manner set forth in Article 11 of this Indenture; provided that on each Redemption Date and each Payment Date as a result of the occurrence and continuation of the acceleration of the Notes following the occurrence of an Event of Default, all accrued and unpaid interest on and outstanding principal on the Class F Notes, the Class F-E Notes and the Class F-X Notes shall be paid pursuant to Section 11.1(a)(iii) in full in Cash or, to the extent 100% of Holders of the Class F Notes, the Class F-E Notes and the Class F-X Notes consent, other than in Cash, before any further payment or distribution is made on account of any of the Class G

Notes, the Class G-E Notes and the Class G-X Notes to the extent and in the manner provided in Section 11.1(a)(iii).
(h)    In the event that notwithstanding the provisions of this Indenture, any Holders of any Class of Notes shall have received any payment or distribution in respect of such Class contrary to the provisions of this Indenture, then, unless and until all accrued and unpaid interest on and outstanding principal of all more senior Classes of Notes have been paid in full in accordance with this Indenture, such payment or distribution shall be received and held in trust for the benefit of, and shall forthwith be paid over and delivered to, the Note Administrator, which shall pay and deliver the same to the Holders of the more senior Classes of Notes in accordance with this Indenture.
(i)    Each Holder of any Class of Notes agrees with the Note Administrator on behalf of the Secured Parties that such Holder shall not demand, accept, or receive any payment or distribution in respect of such Notes in violation of the provisions of this Indenture including Section 11.1(a) and this Section 13.1; provided, however, that after all accrued and unpaid interest on, and principal of, each Class of Notes senior to such Class have been paid in full, the Holders of such Class of Notes shall be fully subrogated to the rights of the Holders of each Class of Notes senior thereto. Nothing in this Section 13.1 shall affect the obligation of the Issuer to pay Holders of such Class of Notes any amounts due and payable hereunder.
(j)    The Holders of each Class of Notes agree, for the benefit of all Holders of the Notes, not to institute against, or join any other person in instituting against, the Issuer, the Co-Issuer or any Permitted Subsidiary, any petition for bankruptcy, reorganization, arrangement, moratorium, liquidation or similar proceedings under the laws of any jurisdiction before one year and one day or, if longer, the applicable preference period then in effect, have elapsed since the final payments to the Holders of the Notes.
Section 13.2    Standard of Conduct. In exercising any of its or their voting rights, rights to direct and consent or any other rights as a Securityholder under this Indenture, a Securityholder or Securityholders shall not have any obligation or duty to any Person or to consider or take into account the interests of any Person and shall not be liable to any Person for any action taken by it or them or at its or their direction or any failure by it or them to act or to direct that an action be taken, without regard to whether such action or inaction benefits or adversely affects any Securityholder, the Issuer, or any other Person, except for any liability to which such Securityholder may be subject to the extent the same results from such Securityholder’s taking or directing an action, or failing to take or direct an action, in bad faith or in violation of the express terms of this Indenture.
ARTICLE 14

MISCELLANEOUS
Section 14.1    Form of Documents Delivered to the Trustee and Note Administrator. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such

Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.
Any certificate or opinion of an Authorized Officer of the Issuer or the Co-Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Authorized Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer of the Issuer or the Co-Issuer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, the Issuer, the Co-Issuer, the Collateral Manager or any other Person, stating that the information with respect to such factual matters is in the possession of the Issuer, the Co-Issuer, the Collateral Manager or such other Person, unless such Authorized Officer of the Issuer or the Co-Issuer or such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel also may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer of the Issuer or the Co-Issuer, or the Servicer on behalf of the Issuer, certifying as to the factual matters that form a basis for such Opinion of Counsel and stating that the information with respect to such matters is in the possession of the Issuer or the Co-Issuer or the Collateral Manager on behalf of the Issuer, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.
Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.
Whenever in this Indenture it is provided that the absence of the occurrence and continuation of a Default or Event of Default is a condition precedent to the taking of any action by the Trustee or the Note Administrator at the request or direction of the Issuer or the Co-Issuer, then notwithstanding that the satisfaction of such condition is a condition precedent to the Issuer’s or the Co-Issuer’s rights to make such request or direction, the Trustee or the Note Administrator shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such Default or Event of Default as provided in Section 6.1(g).
Section 14.2    Acts of Securityholders.
(a)    Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and the Note Administrator, and, where it is hereby expressly required, to the Issuer and/or the Co-Issuer. Such instrument or instruments (and the action or actions embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Securityholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee, the Note Administrator, the Issuer and the Co-Issuer, if made in the manner provided in this Section 14.2.

(b)    The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee or the Note Administrator deems sufficient.
(c)    The principal amount and registered numbers of Notes held by any Person, and the date of his holding the same, shall be proved by the Notes Register. The Notional Amount and registered numbers of the Preferred Shares held by any Person, and the date of his holding the same, shall be proved by the register of members maintained with respect to the Preferred Shares. Notwithstanding the foregoing, the Trustee and Note Administrator may conclusively rely on an Investor Certification to determine ownership of any Notes.
(d)    Any request, demand, authorization, direction, notice, consent, waiver or other action by the Securityholder shall bind such Securityholder (and any transferee thereof) of such Security and of every Security issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee, the Note Administrator, the Preferred Share Paying Agent, the Share Registrar, the Issuer or the Co-Issuer in reliance thereon, whether or not notation of such action is made upon such Security.
Section 14.3    Notices, etc., to the Trustee, the Note Administrator, the Issuer, the Co-Issuer, the Advancing Agent, the Servicer, the Special Servicer, the Preferred Share Paying Agent, the Placement Agents, the Collateral Manager and the Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Securityholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:
(a)    the Trustee by any Securityholder or by the Note Administrator, the Collateral Manager, the Issuer or the Co-Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to and mailed, by certified mail, return receipt requested, hand delivered, sent by overnight courier service guaranteeing next day delivery or by facsimile in legible form, to Wilmington Trust, National Association, 1100 North Market Street, Wilmington, Delaware 19890, Attention: CMBS Trustee – BRSP 2024-FL2, Facsimile number: (302) 636-6196, with a copy by email to cmbstrustee@wilmingtontrust.com, or at any other address previously furnished in writing to the parties hereto and the Servicing Agreement, and to the Securityholders;
(b)    the Note Administrator by the Trustee, the Collateral Manager or by any Securityholder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form, to the Note Administrator addressed to Computershare Trust Company, Corporate Trust Services, 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention: Corporate Trust Services – BRSP 2024-FL2, with copies by email to trustadministrationgroup@computershare.com and CCTCREBondAdmin@computershare.com and, with respect to any Note Transfers, to 1505 Energy Park Drive, St. Paul, MN 55108, Attention: Transfer Agent Group – BRSP 2024-FL2, and for certification sent by the Securitization Sponsor, to 1055 10th Ave SE, Minneapolis, Minnesota 55414, with a copy by email to eurrcompliance@computershare.com, or at any other address previously furnished in writing to the parties hereto and the Servicing Agreement, and to the Securityholders.

(c)    the Issuer by the Trustee, the Collateral Manager, the Note Administrator or by any Securityholder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form, to the Issuer addressed to it at BRSP 2024-FL2, Ltd. in c/o MaplesFS Limited, PO Box 1093, Boundary Hall, Cricket Square, Grand Cayman, KY1-1102, Cayman Islands, Facsimile number: 345-945-7100, Email: cayman@maples.com, Attention: The Directors, or at any other address previously furnished in writing to the Trustee and the Note Administrator by the Issuer.
(d)    the Co-Issuer by the Trustee, the Collateral Manager, the Note Administrator or by any Securityholder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form, to the Co-Issuer addressed to it at c/o Corporation Service Company, 251 Little Falls Drive, Wilmington, Delaware 19808, Attention: David A. Palamé, facsimile number: (302) 738-7210, or at any other address previously furnished in writing to the Trustee and the Note Administrator by the Co-Issuer, with a copy to the Special Servicer at its address set forth below;
(e)    the Advancing Agent by the Trustee, the Collateral Manager, the Note Administrator, the Issuer or the Co-Issuer shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form, to the Advancing Agent addressed to it at BrightSpire Capital Advancing Agent, LLC, 590 Madison Ave., 33rd Floor, New York, New York 10022, Attention: Matthew Heslin, Email: XXXXX, with a copy to c/o BrightSpire Capital, 590 Madison Ave., 33rd Floor, New York, New York 10022, Attention: Director – Legal, Email: legal@brightspire.com, or at any other address previously furnished in writing to the Trustee, the Note Administrator, and the Co-Issuers, with a copy to the Special Servicer at its address set forth below.

(f)    the Preferred Share Paying Agent shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to and mailed, by certified mail, return receipt requested, hand delivered, sent by overnight courier service guaranteeing next day delivery or by facsimile in legible form, to the Preferred Share Paying Agent addressed to it at its Corporate Trust Office or at any other address previously furnished in writing by the Preferred Share Paying Agent;
(g)    the Servicer by the Issuer, the Collateral Manager, the Note Administrator, the Co-Issuer or the Trustee shall be sufficient for every purpose hereunder if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form, to the Servicer addressed to it at KeyBank National Association, 11501 Outlook Street, Suite 300, Overland Park, Kansas 66211, Attention: Todd Reynolds, email: XXXXX, with a copy to Polsinelli, 900 West 48th Place, Suite 900, Kansas City, Missouri 64112, Attention: Kraig Kohring, email: XXXXX, or at any other address previously furnished in writing to the Issuer, the Note Administrator, the Co-Issuer and the Trustee;
(h)    the Special Servicer by the Issuer, the Co-Issuer, the Collateral Manager, the Note Administrator or the Trustee shall be sufficient for every purpose hereunder if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form, to the Special Servicer addressed to it at BrightSpire Capital Asset Management, LLC, 590 Madison Ave., 33rd Floor, New York, New York 10022, Email: SpecialServicing@brightspire.com, with a copy to c/o BrightSpire Capital, 590 Madison Ave., 33rd Floor, New York, New York 10022, Attention: Director – Legal, Email: legal@brightspire.com, or at any other address previously furnished in writing to the Issuer, the Co-Issuer, the Note Administrator and the Trustee;
(i)    the Rating Agencies, by the Issuer, the Co-Issuer, the Collateral Manager, the Servicer, the Note Administrator or the Trustee shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form, to the Rating Agencies addressed to them at (i) Fitch Ratings, Inc., 300 West 57th Street, New York, New York 10019, Attention: Commercial Mortgage Surveillance (or by electronic mail at info.cmbs@fitchratings.com) and (ii) Moody’s Investor Services, Inc., 7 World Trade Center, 250 Greenwich Street, New York, New York 10007, Attention: CRE CDO Surveillance, (or by electronic mail at moodys_cre_cdo_monitoring@moodys.com), or such other address that any Rating Agency shall designate in the future; provided that any request, demand, authorization, direction, order, notice, consent, waiver or Act of Securityholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with the Rating Agencies (“17g-5 Information”) shall be given in accordance with, and subject to, the provisions of Section 14.13;
(j)    MS, as a Placement Agent, by the Issuer, the Co-Issuer, the Collateral Manager, the Note Administrator, the Trustee or the Servicer shall be sufficient for every purpose hereunder if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form to Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention: Jane Lam, Email: XXXXX, with a copy to Morgan Stanley & Co. LLC, Legal Compliance Division, 1221 Avenue of the Americas, New York, New York 10020, or at any other address furnished in writing to the Issuer, the Co-Issuer, the Note Administrator and the Trustee;
(k)    WF, as a Placement Agent, by the Issuer, the Co-Issuer, the Collateral Manager, the Note Administrator, the Trustee or the Servicer shall be sufficient for every purpose hereunder if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form to Wells Fargo Securities, LLC, 30 Hudson Yards, 15th Floor, New York, New York 10001, Attention: A.J. Sfarra, Email: XXXXX, with a copy to Wells Fargo Law Department, MAC D1086-341, 550 S. Tyron Street, 34th Floor, Charlotte, North Carolina 28202, Attention: Troy B. Stoddard, Esq., Email. XXXXX, or at any other address furnished in writing to the Issuer, the Co-Issuer, the Note Administrator and the Trustee;

(l)    Barclays, as a Placement Agent, by the Issuer, the Co-Issuer, the Collateral Manager, the Note Administrator, the Trustee or the Servicer shall be sufficient for every purpose hereunder if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form to Barclays Capital Inc., 745 7th Avenue, New York, New York 10019, Attention: Daniel Vinson, email: XXXXX, with a copy to Barclays Capital Inc., 745 7th Avenue, New York, New York 10019, Attention: Steven P. Glynn, email: XXXXX, or at any other address furnished in writing to the Issuer, the Co-Issuer, the Note Administrator and the Trustee;
(m)    Citi, as a Placement Agent, by the Issuer, the Co-Issuer, the Collateral Manager, the Note Administrator, the Trustee or the Servicer shall be sufficient for every purpose hereunder if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form to Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, Attention: Commercial Mortgage Finance, with a copy to Citigroup Global Markets Inc., 388 Greenwich Street, 17th Floor, New York, New York 10013, Attention: Richard Simpson, fax: (646) 862-8988, e-mail: XXXXX, or at any other address furnished in writing to the Issuer, the Co-Issuer, the Note Administrator and the Trustee;
(n)    the Collateral Manager shall be sufficient for every purpose hereunder if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form, to the Collateral Manager addressed to it at BrightSpire Capital Advisors, LLC, 590 Madison Ave., 33rd Floor, New York, New York 10022, Attention: Matthew Heslin, Email: XXXXX, with a copy to c/o BrightSpire Capital, 590 Madison Ave., 33rd Floor, New York, New York 10022, Attention: Director – Legal, Email: legal@brightspire.com, or at any other address furnished in writing to the Issuer, the Co-Issuer, the Note Administrator and the Trustee; and
(o)    the Note Administrator, shall be sufficient for every purpose hereunder if in writing and mailed, first class postage prepaid hand delivered, sent by overnight courier service or by facsimile in legible form to the Corporate Trust Office of the Note Administrator.
Section 14.4    Notices to Noteholders; Waiver. Except as otherwise expressly provided herein, where this Indenture or the Servicing Agreement provides for notice to Holders of Notes of any event,
(a)    such notice shall be sufficiently given to Holders of Notes if in writing and mailed, first class postage prepaid, to each Holder of a Note affected by such event, at the address of such Holder as it appears in the Notes Register, not earlier than the earliest date and not later than the latest date, prescribed for the giving of such notice;
(b)    such notice shall be in the English language; and
(c)    all reports or notices to Preferred Shareholders shall be sufficiently given if provided in writing and mailed, first class postage prepaid, to the Preferred Share Paying Agent.
The Note Administrator shall deliver to the Holders of the Notes any information or notice in its possession, requested to be so delivered by at least 25% of the Holders of any Class of Notes.

Neither the failure to mail any notice, nor any defect in any notice so mailed, to any particular Holder of a Note shall affect the sufficiency of such notice with respect to other Holders of Notes. In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to give such notice by mail, then such notification to Holders of Notes shall be made with the approval of the Note Administrator and shall constitute sufficient notification to such Holders of Notes for every purpose hereunder.
Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee and with the Note Administrator, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.
In the event that, by reason of the suspension of the regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee and the Note Administrator shall be deemed to be a sufficient giving of such notice.
Notwithstanding any provision to the contrary in this Indenture or any other agreement or document, any report, statement, notice or other information (including notices of supplemental indentures in accordance with Section 8.3) required to be provided by the Trustee or the Note Administrator pursuant to the Transaction Documents may be provided by providing access to the Note Administrator’s Website containing such information.
Section 14.5    Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.
Section 14.6    Successors and Assigns. All covenants and agreements in this Indenture by the Issuer and the Co-Issuer shall bind their respective successors and assigns, whether so expressed or not.
Section 14.7    Severability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
Section 14.8    Benefits of Indenture. Nothing in this Indenture or in the Securities, expressed or implied, shall give to any Person, other than (i) the parties hereto and their successors hereunder and (ii) the Servicer, the Special Servicer, the Collateral Manager, the Preferred Shareholders, the Preferred Share Paying Agent, the Share Registrar and the Noteholders (each of whom shall be an express third party beneficiary hereunder), any benefit or any legal or equitable right, remedy or claim under this Indenture.
Section 14.9    Governing Law; Waiver of Jury Trial. THIS INDENTURE AND EACH NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS INDENTURE OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 14.10    Submission to Jurisdiction. Each of the Issuer and the Co-Issuer hereby irrevocably submits to the nonexclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan in The City of New York in any action or proceeding arising out of or relating to the Notes or this Indenture, and each of the Issuer and the Co-Issuer hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or federal court. Each of the Issuer and the Co-Issuer hereby irrevocably waives, to the fullest extent that they may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each of the Issuer and the Co-Issuer irrevocably consents to the service of any and all process in any action or proceeding by the mailing or delivery of copies of such process to it at the office of the Issuer’s and the Co-Issuer’s agent set forth in Section 7.2. Each of the Issuer and the Co-Issuer agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
Section 14.11    Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. This Indenture and any document in the Collateral Interest File shall be valid, binding and enforceable against a party (and any respective successors and permitted assigns thereof) when executed and delivered by an authorized individual on behalf of such party by means of (i) an original manual signature, (ii) a faxed, scanned or photocopied manual signature or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”), in each case, to the extent applicable. Each faxed, scanned or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. Delivery of an executed counterpart of a signature page of this Indenture in Portable Document Format (PDF) or by electronic transmission shall be as effective as delivery of a manually executed original counterpart to this Indenture. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the Uniform Commercial Code or other Signature Law due to the character or intended character of the writings.
Section 14.12    Liability of Co-Issuers. Notwithstanding any other terms of this Indenture, the Notes or any other agreement entered into between, inter alios, the Issuer and the Co-Issuer or otherwise, neither the Issuer nor the Co-Issuer shall have any liability whatsoever to the Co-Issuer or the Issuer, respectively, under this Indenture, the Notes, any such agreement or otherwise and, without prejudice to the generality of the foregoing, neither the Issuer nor the Co-Issuer shall be entitled to take any steps to enforce, or bring any action or proceeding, in respect of this Indenture, the Notes, any such agreement or otherwise against the other Co-Issuer or the Issuer, respectively. In particular, neither the Issuer nor the Co-Issuer shall be entitled to petition or take any other steps for the winding up or bankruptcy of the Co-Issuer or the Issuer, respectively or shall have any claim in respect of any Collateral of the Co-Issuer or the Issuer, respectively.
Section 14.13    17g-5 Information.
(a)    The Co-Issuers shall comply with their obligations under Rule 17g-5 promulgated under the Exchange Act (“Rule 17g-5”), by their or their agent’s posting on the 17g-5 Website, no later than the time such information is provided to the Rating Agencies, all information that the Issuer or other parties on its behalf, including the Trustee, the Note Administrator, the Servicer and the Special Servicer, provide to the Rating Agencies for the purposes of determining the initial credit rating of the Notes or undertaking credit rating surveillance of the Notes (the “17g-5 Information”); provided that no party other than the Issuer, the Trustee, the Note Administrator, the Servicer or the Special Servicer may provide information to the Rating Agencies on the Issuer’s behalf without the prior written consent of the Special Servicer. At all times while any Notes are rated by any Rating Agency or any other NRSRO, the Issuer shall engage a third party to post 17g-5 Information to the 17g-5 Website. The Issuer hereby engages the Note Administrator (in such capacity, the “17g-5 Information Provider”), to post 17g-5 Information it receives from the Issuer, the Trustee, the Note Administrator, the Servicer or the Special Servicer to the 17g-5 Website in accordance with this Section 14.13, and the Note Administrator hereby accepts such engagement.
(b)    Any information required to be delivered to the 17g-5 Information Provider by any party under this Indenture or the Servicing Agreement shall be delivered to it via electronic mail at 17g5informationprovider@computershare.com, specifically with a subject reference of “17g-5 – BRSP 2024-FL2, Ltd.” and an identification of the type of information being provided in the body of such electronic mail, or via any alternative electronic mail address following notice to the parties hereto or any other delivery method established or approved by the 17g-5 Information Provider.
    Upon delivery by the Co-Issuers to the 17g-5 Information Provider (in an electronic format mutually agreed upon by the Co-Issuers and the 17g-5 Information Provider) of information designated by the Co-Issuers as having been previously made available to NRSROs by the Co-Issuers (the “Pre-Closing 17g-5 Information”), the 17g-5 Information Provider shall make such Pre-Closing 17g-5 Information available only to the Co-Issuers and to NRSROs via the 17g-5 Website pursuant this Section 14.13(b). The Co-Issuers shall not be entitled to direct the 17g-5 Information Provider to provide access to the Pre-Closing 17g-5 Information or any other information on the 17g-5 Website to any designee or other third party.
(c)    The 17g-5 Information Provider shall make available, solely to NRSROs, the following items to the extent such items are delivered to it via email at 17g5informationprovider@computershare.com, specifically with a subject reference of “17g-5 – BRSP 2024-FL2, Ltd.” and an identification of the type of information being provided in the body of the email, or via any alternate email address following notice to the parties hereto or any other delivery method established or approved by the 17g-5 Information Provider if or as may be necessary or beneficial; provided that such information is not locked or corrupted and is otherwise received in a readable and uploadable format:
(i)    any statements as to compliance and related Officer’s Certificates delivered under Section 7.9;
(ii)    any information requested by the Issuer or the Rating Agencies (it being understood the 17g-5 Information Provider shall not disclose on the Note Administrator’s Website which Rating Agencies requested such information as provided in Section 14.13);
(iii)    any notice to the Rating Agencies relating to the Special Servicer’s determination to take action without satisfaction of the Rating Agency Condition;
(iv)    any requests for satisfaction of the Rating Agency Condition that are delivered to the 17g-5 Information Provider pursuant to Section 14.14;
(v)    any summary of oral communications with the Rating Agencies that are delivered to the 17g-5 Information Provider pursuant to Section 14.13(c); provided that the summary of such oral communications shall not disclose which Rating Agencies the communication was with;
(vi)    any amendment or proposed supplemental indenture to this Indenture pursuant to Section 8.3; and
(vii)    the “Rating Agency Q&A Forum and Servicer Document Request Tool” pursuant to Section 10.13(d).
The foregoing information shall be made available by the 17g-5 Information Provider on the 17g-5 Website or such other website as the Issuer may notify the parties hereto in writing.
(d)    Information shall be posted on the same Business Day of receipt; provided that such information is received by 12:00 p.m. (Eastern Time) or, if received after 12:00 p.m., on the next Business Day. The 17g-5 Information Provider shall have no obligation or duty to verify, confirm or otherwise determine whether the information being delivered is accurate, complete, conforms to the transaction, or otherwise is or is not anything other than what it purports to be. In the event that any information is delivered or posted in error, the 17g-5 Information Provider may remove it from the website. The 17g-5 Information Provider (and the Trustee) has not obtained and shall not be deemed to have obtained actual knowledge of any information posted to the 17g-5 Website to the extent such information was not produced by it. Access will be provided by the 17g-5 Information Provider to NRSROs upon receipt of an NRSRO Certification in substantially the form set forth in Exhibit N (which certification may be submitted electronically via the 17g-5 Website).
(e)    Upon request of the Issuer or a Rating Agency, the 17g-5 Information Provider shall post on the 17g-5 Website any additional information requested by the Issuer or such Rating Agency to the extent such information is delivered to the 17g-5 Information Provider electronically in accordance with this Section 14.13. In no event shall the 17g-5 Information Provider disclose on the 17g-5 Website the Rating Agency or NRSRO that requested such additional information.

(f)    The 17g-5 Information Provider shall provide a mechanism to notify each Person that has signed-up for access to the 17g-5 Website in respect of the transaction governed by this Indenture each time an additional document is posted to the 17g-5 Website.
(g)    Any other information required to be delivered to the Rating Agencies pursuant to this Indenture shall be furnished to the Rating Agencies only after the earlier of (x) receipt of confirmation (which may be by email) from the 17g-5 Information Provider that such information has been posted to the 17g-5 Website and (y) two (2) Business Days after such information has been delivered to the 17g-5 Information Provider in accordance with this Section 14.13.
(h)    Notwithstanding anything to the contrary in this Indenture, a breach of this Section 14.13 shall not constitute a Default or Event of Default.
(i)    If any of the parties to this Indenture receives a Form ABS Due Diligence-15E from any party in connection with any third-party due diligence services such party may have provided with respect to the Collateral Interests (“Due Diligence Service Provider”), such receiving party shall promptly forward such Form ABS Due Diligence-15E to the 17g-5 Information Provider for posting on the 17g-5 Website. The 17g-5 Information Provider shall post on the 17g-5 Website any Form ABS Due Diligence-15E it receives directly from a Due Diligence Service Provider or from another party to this Indenture, promptly upon receipt thereof.
Section 14.14    Rating Agency Condition. Any request for satisfaction of the Rating Agency Condition made by a Requesting Party pursuant to this Indenture, shall be made in writing, which writing shall contain a cover page indicating the nature of the request for satisfaction of the Rating Agency Condition, and shall contain all back-up material necessary for the Rating Agencies to process such request. Such written request for satisfaction of the Rating Agency Condition shall be provided in electronic format to the 17g-5 Information Provider in accordance with Section 14.13 and after receiving actual knowledge of such posting (which may be in the form of an automatic email notification of posting delivered by the 17g-5 Website to such party), the Requesting Party shall send the request for satisfaction of such Condition to the Rating Agencies in accordance with the instructions for notices set forth in Section 14.3.
Section 14.15    Patriot Act Compliance. In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering (“Applicable Law”), the Trustee and Note Administrator may be required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Trustee or Note Administrator, as the case may be. Accordingly, each of the parties agrees to provide to the Trustee and the Note Administrator, upon its request from time to time, such identifying information and documentation as may be available for such party in order to enable the Trustee and the Note Administrator, as applicable, to comply with Applicable Law. The Issuer and Company Administrator are subject to laws in the Cayman Islands, which impose similar obligations to the Applicable Laws, including with regard to verifying the identity and source of funds of investors.
ARTICLE 15

ASSIGNMENT OF THE COLLATERAL INTEREST PURCHASE AGREEMENTS AND THE COLLATERAL MANAGEMENT AGREEMENT
Section 15.1    Assignment of Collateral Interest Purchase Agreements and the Collateral Management Agreement.
(a)    The Issuer, in furtherance of the covenants of this Indenture and as security for the Offered Notes and amounts payable to the Secured Parties hereunder and the performance and observance of the provisions hereof, hereby collaterally assigns, transfers, conveys and sets over to the Trustee, for the benefit of the Noteholders (and to be exercised on behalf of the Issuer by persons responsible therefor pursuant to this Indenture and the Servicing Agreement), all of the Issuer’s estate, right, title and interest in, to and under the Collateral Interest Purchase Agreements (now or hereafter entered into) and the Collateral Management Agreement (each, an “Article 15 Agreement”), including, without limitation, (i) the right to give all notices, consents and releases thereunder, (ii) the right to give all notices of termination and to take any legal action upon the breach of an obligation of the Seller or the Collateral Manager thereunder, including the commencement, conduct and consummation of proceedings at law or in equity, (iii) the right to receive all notices, accountings, consents, releases and statements thereunder and (iv) the right to do any and all other things whatsoever that the Issuer is or may be entitled to do thereunder; provided, however, that the Issuer reserves for itself a license to exercise all of the Issuer’s rights pursuant to the Article 15 Agreements without notice to or the consent of the Trustee or any other party hereto (except as otherwise expressly required by this Indenture, including, without limitation, as set forth in Section 15.1(f)) which license shall be and is hereby deemed to be automatically revoked upon the occurrence of an Event of Default hereunder until such time, if any, that such Event of Default is cured or waived.
(b)    The assignment made hereby is executed as collateral security, and the execution and delivery hereby shall not in any way impair or diminish the obligations of the Issuer under the provisions of each of the Article 15 Agreements, nor shall any of the obligations contained in each of the Article 15 Agreements be imposed on the Trustee.
(c)    Upon the retirement of the Notes and the release of the Collateral from the lien of this Indenture, this assignment and all rights herein assigned to the Trustee for the benefit of the Noteholders shall cease and terminate and all the estate, right, title and interest of the Trustee in, to and under each of the Article 15 Agreements shall revert to the Issuer and no further instrument or act shall be necessary to evidence such termination and reversion.
(d)    The Issuer represents that it has not executed any assignment of any of the Article 15 Agreements other than this collateral assignment.
(e)    The Issuer agrees that this assignment is irrevocable, and that it shall not take any action which is inconsistent with this assignment or make any other assignment inconsistent herewith. The Issuer shall, from time to time upon the request of the Trustee, execute all instruments of further assurance and all such supplemental instruments with respect to this assignment as the Trustee may specify.

(f)    The Issuer hereby agrees, and hereby undertakes to obtain the agreement and consent of the Seller and the Collateral Manager, as applicable, in the Collateral Interest Purchase Agreements and the Collateral Management Agreement, as applicable, to the following:
(i)    the Seller and the Collateral Manager each consents to the provisions of this collateral assignment and agrees to perform any provisions of this Indenture made expressly applicable to the Seller or the Collateral Manager, as applicable, pursuant to the applicable Article 15 Agreement;
(ii)    the Seller and the Collateral Manager, as applicable, acknowledges that the Issuer is collaterally assigning all of its right, title and interest in, to and under the applicable Collateral Interest Purchase Agreement and the Collateral Management Agreement, as applicable, to the Trustee for the benefit of the Noteholders, and the Seller and the Collateral Manager, as applicable, agrees that all of the representations, covenants and agreements made by the Seller and the Collateral Manager, as applicable, in the applicable Article 15 Agreement are also for the benefit of, and enforceable by, the Trustee and the Noteholders;
(iii)    the Seller and the Collateral Manager, as applicable, shall deliver to the Trustee duplicate original copies of all notices, statements, communications and instruments delivered or required to be delivered to the Issuer pursuant to the applicable Article 15 Agreement;
(iv)    none of the Issuer, the Seller or the Collateral Manager shall enter into any agreement amending, modifying or terminating the applicable Article 15 Agreement, (other than in respect of an amendment or modification to cure any inconsistency, ambiguity or manifest error) or selecting or consenting to a successor Collateral Manager, as applicable, without notifying the Rating Agencies and without the prior written consent and written confirmation of the Rating Agencies that such amendment, modification or termination will not cause its then-current ratings of the Notes to be downgraded or withdrawn;
(v)    except as otherwise set forth herein and therein (including, without limitation, pursuant to Section 12 of the Collateral Management Agreement), the Collateral Manager shall continue to serve as Collateral Manager under the Collateral Management Agreement, notwithstanding that the Collateral Manager shall not have received amounts due it under the Collateral Management Agreement because sufficient funds were not then available hereunder to pay such amounts pursuant to the Priority of Payments. The Collateral Manager agrees not to cause the filing of a petition in bankruptcy against the Issuer for the nonpayment of the fees or other amounts payable to the Collateral Manager under the Collateral Management Agreement until the payment in full of all Notes issued under this Indenture and the expiration of a period equal to the applicable preference period under the Bankruptcy Code plus ten days following such payment; and
(vi)    the Collateral Manager irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan in The City of New York in any action or proceeding arising out of or relating to the Notes or this Indenture, and the Collateral Manager irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or federal court. The Collateral Manager irrevocably waives, to the fullest extent it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The Collateral Manager irrevocably consents to the service of any and all process in any action or Proceeding by the mailing by certified mail, return receipt requested, or delivery requiring signature and proof of delivery of copies of such initial process to it at BrightSpire Capital Advisors, LLC, Attention: David A. Palamé. The Collateral Manager agrees that a final and non-appealable judgment by a court of competent jurisdiction in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
ARTICLE 16

CURE RIGHTS; PURCHASE RIGHTS
Section 16.1    [Reserved].
Section 16.2    Collateral Interest Purchase Agreements. Following the Closing Date, unless a Collateral Interest Purchase Agreement is necessary to comply with the provisions of this Indenture, the Issuer may acquire Collateral Interests in accordance with customary settlement procedures in the relevant markets. In any event, the Issuer (or the Collateral Manager on behalf of the Issuer) shall obtain from any seller of a Collateral Interest, all Loan Documents with respect to each Collateral Interest that govern, directly or indirectly, the rights and obligations of the owner of the Collateral Interest with respect to the Collateral Interest and any certificate evidencing the Collateral Interest.
Section 16.3    Representations and Warranties Related to Collateral Interests Acquired after the Closing Date.
(a)    Upon the acquisition of any Collateral Interest by the Issuer after the Closing Date, the related seller shall be required to make representations and warranties in substantially the form set forth in Exhibit O with such exceptions as may be relevant.
(b)    The representations and warranties in Section 16.3(a) with respect to the acquisition of any Collateral Interest acquired after the Closing Date may be subject to any modification, limitation or qualification that the Collateral Manager determines to be reasonably acceptable in accordance with the Collateral Management Standard; provided that the Collateral Manager will provide the Rating Agencies with a report attached to each Monthly Report identifying each such affected representation or warranty and the modification, exception, limitation or qualification received with respect to the acquisition of any Collateral Interest acquired after the Closing Date during the period covered by the Monthly Report, which report may contain explanations by the Collateral Manager as to its determinations.
(c)    The Issuer (or the Collateral Manager on behalf of the Issuer) shall obtain a covenant from the Person making any representation or warranty to the Issuer pursuant to Section 16.3(a) that such Person shall repurchase the related Collateral Interest if any such representation or warranty is breached (but only after the expiration of any permitted cure periods and failure to cure such breach). The purchase price for any Collateral Interest repurchased shall be a price equal to the sum of the following (in each case, without duplication) as of the date of such repurchase: (i) the then outstanding Principal Balance of such Collateral Interest, discounted based on the percentage amount of any discount that was applied when such Collateral Interest was purchased by the Issuer, plus (ii) accrued and unpaid interest on such Collateral Interest, plus (iii) any unreimbursed advances made under this Indenture or the Servicing Agreement on the Collateral Interest, plus (iv) accrued and unpaid interest on advances made under this Indenture or the Servicing Agreement on the Collateral Interest, plus (v) any reasonable costs and expenses (including, but not limited to, the cost of any enforcement action, incurred by the Issuer or the Trustee in connection with any such repurchase), plus (vi) any Liquidation Fee payable to the Special Servicer in connection with a repurchase of the Collateral Interest by the Seller.
Section 16.4    Operating Advisor. If the Issuer, as holder of a Participation has the right pursuant to the related Loan Documents to appoint the operating advisor, directing holder or Person serving a similar function under the Loan Documents, each of the Issuer, the Trustee and the Collateral Manager shall take such actions as are reasonably necessary to appoint the Collateral Manager to such position.
Section 16.5    Purchase Right; Holder of a Majority of the Preferred Shares. If the Issuer, as holder of a Participation, has the right pursuant to the related Loan Documents to purchase any other interest in the same Underlying Commercial Real Estate Loan as the Participation (an “Other Tranche”), the Issuer shall, if directed by the Holder of a Majority of the Preferred Shares, exercise such right, if the Collateral Manager determines, in accordance with the Collateral Management Standard, that the exercise of the option would be in the best interest of the Noteholders, but shall not exercise such right if the Collateral Manager determines otherwise. The Collateral Manager shall deliver to the Trustee an Officer’s Certificate certifying such determination, accompanied by an Act of the Holder of a Majority of the Preferred Shares directing the Issuer to exercise such right. In connection with the purchase of any such Other Tranche(s), the Issuer shall assign to the Holder of a Majority of the Preferred Shares or its designee all of its right, title and interest in such Other Tranche(s) in exchange for a purchase price (such price and any other associated expense of such exercise to be paid by the Holder of a Majority of the Preferred Shares) of the Other Tranche(s) (or, if the Loan Documents permit, the Issuer may assign the purchase right to the Holder of a Majority of the Preferred Shares or its designee; otherwise the Holder of a Majority of the Preferred Shares or its designee shall fund the purchase by the Issuer, which shall then assign the Other Tranche(s) to the Holder of a Majority of the Preferred Shares or its designee), which amount shall be delivered by such Holder or its designee from its own funds to or upon the instruction of the Collateral Manager in accordance with terms of the Loan Documents related to the acquisition of such Other Tranche(s). The Issuer shall execute and deliver at the direction of such Holder of a Majority of the Preferred Shares such instruments of transfer or assignment prepared by such Holder, in each case without recourse, as shall be necessary to transfer title to such Holder of the Majority of Preferred Shares or its designee of the Other Tranche(s) and the Trustee shall have no responsibility with regard to such Other Tranche(s). Notwithstanding anything to the contrary herein, any Other Tranche purchased hereunder by the Issuer shall not be subject to the Grant to the Trustee under the Granting Clauses.

ARTICLE 17

ADVANCING AGENT
Section 17.1    Liability of the Advancing Agent. The Advancing Agent shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Advancing Agent.
Section 17.2    Merger or Consolidation of the Advancing Agent.
(a)    The Advancing Agent will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction in which it was formed, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture to perform its duties under this Indenture.
(b)    Any Person into which the Advancing Agent may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Advancing Agent shall be a party, or any Person succeeding to the business of the Advancing Agent shall be the successor of the Advancing Agent, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding (it being understood and agreed by the parties hereto that the consummation of any such transaction by the Advancing Agent shall have no effect on the Backup Advancing Agent’s obligations under Section 10.7, which obligations shall continue pursuant to the terms of Section 10.7).
Section 17.3    Limitation on Liability of the Advancing Agent and Others. None of the Advancing Agent or any of its affiliates, directors, officers, employees or agents shall be under any liability for any action taken or for refraining from the taking of any action in good faith pursuant to this Indenture, or for errors in judgment; provided, however, that this provision shall not protect the Advancing Agent against liability to the Issuer or Noteholders for any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of negligent disregard of obligations and duties hereunder. The Advancing Agent and any director, officer, employee or agent of the Advancing Agent may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Advancing Agent and any director, officer, employee or agent of the Advancing Agent shall be indemnified by the Issuer pursuant to the priorities set forth in Section 11.1(a) and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Indenture or the Notes, other than any loss, liability or expense (i) specifically required to be borne by the Advancing Agent pursuant to the terms hereof or otherwise incidental to the performance of obligations and duties hereunder (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Indenture); or (ii) incurred by reason of any breach of a representation, warranty or covenant made herein, any misfeasance, bad faith or negligence by the Advancing Agent in the performance of or negligent disregard of, obligations or duties hereunder or any violation of any state or federal securities law.

Section 17.4    Representations and Warranties of the Advancing Agent. The Advancing Agent represents and warrants that:
(a)    the Advancing Agent (i) has been duly organized, is validly existing and is in good standing under the laws of the State of Delaware, (ii) has full power and authority to own the Advancing Agent’s Collateral and to transact the business in which it is currently engaged, and (iii) is duly qualified and in good standing under the laws of each jurisdiction where the Advancing Agent’s ownership or lease of property or the conduct of the Advancing Agent’s business requires, or the performance of this Indenture would require, such qualification, except for failures to be so qualified that would not in the aggregate have a material adverse effect on the business, operations, Collateral or financial condition of the Advancing Agent or the ability of the Advancing Agent to perform its obligations under, or on the validity or enforceability of, the provisions of this Indenture applicable to the Advancing Agent;
(b)    the Advancing Agent has full power and authority to execute, deliver and perform this Indenture; this Indenture has been duly authorized, executed and delivered by the Advancing Agent and constitutes a legal, valid and binding agreement of the Advancing Agent, enforceable against it in accordance with the terms hereof, except that the enforceability hereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);
(c)    neither the execution and delivery of this Indenture nor the performance by the Advancing Agent of its duties hereunder conflicts with or will violate or result in a breach or violation of any of the terms or provisions of, or constitutes a default under: (i) the Articles of Incorporation and bylaws of the Advancing Agent, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement or other evidence of indebtedness or other agreement, obligation, condition, covenant or instrument to which the Advancing Agent is a party or is bound, (iii) any law, decree, order, rule or regulation applicable to the Advancing Agent of any court or regulatory, administrative or governmental agency, body or authority or arbitrator having jurisdiction over the Advancing Agent or its properties, and which would have, in the case of any of (i), (ii) or (iii) of this Section 17.4(c), either individually or in the aggregate, a material adverse effect on the business, operations, Collateral or financial condition of the Advancing Agent or the ability of the Advancing Agent to perform its obligations under this Indenture;
(d)    no litigation is pending or, to the best of the Advancing Agent’s knowledge, threatened, against the Advancing Agent that would materially and adversely affect the execution, delivery or enforceability of this Indenture or the ability of the Advancing Agent to perform any of its obligations under this Indenture in accordance with the terms hereof; and
(e)    no consent, approval, authorization or order of or declaration or filing with any government, governmental instrumentality or court or other Person is required for the performance by the Advancing Agent of its duties hereunder, except such as have been duly made or obtained.
Section 17.5    Resignation and Removal; Appointment of Successor.

(a)    No resignation or removal of the Advancing Agent and no appointment of a successor Advancing Agent pursuant to this Article 17 shall become effective until the acceptance of appointment by the successor Advancing Agent under Section 17.6.
(b)    The Advancing Agent may, subject to Section 17.5(a), resign at any time by giving written notice thereof to the Issuer, the Co-Issuer, the Collateral Manager, the Note Administrator, the Trustee, the Servicer, the Noteholders and the Rating Agencies.
(c)    The Advancing Agent may be removed at any time by Act of Supermajority of the Preferred Shares upon written notice delivered to the Trustee and to the Issuer and the Co-Issuer.
(d)    If the Advancing Agent fails to make a required Interest Advance and it has not determined such Interest Advance to be a Nonrecoverable Interest Advance, (i) the Advancing Agent will be in default under this Indenture, (ii) the Backup Advancing Agent shall be required to make such Interest Advance, (iii) if the Backup Advancing Agent fails to make such Interest Advance, the Trustee will be required to make such Interest Advance, subject to a determination of nonrecoverability and (iv) the Collateral Manager shall terminate such Advancing Agent and use commercially reasonable efforts for up to 90 days following such termination to replace such Advancing Agent with a successor Advancing Agent. In the event that the Collateral Manager has not directed the termination and replacement of the Advancing Agent within 30 days of the Advancing Agent’s failure to make a required Interest Advance, the Trustee may, and at the direction of the majority of the Controlling Class shall, terminate the Advancing Agent and use commercially reasonable efforts for 90 days after such termination to appoint a successor advancing agent. Any appointment of a successor advancing agent by the Collateral Manager or Trustee shall satisfy the Rating Agency Condition. Following the termination of the Advancing Agent, the Backup Advancing Agent will be required to make Interest Advances until a successor advancing agent is appointed.
(e)    Subject to Section 17.5(d), if the Advancing Agent shall resign or be removed, upon receiving such notice of resignation or removal, the Issuer and the Co-Issuer shall promptly appoint a successor advancing agent by written instrument, in duplicate, executed by an Authorized Officer of the Issuer and an Authorized Officer of the Co-Issuer, one copy of which shall be delivered to the Advancing Agent so resigning and one copy to the successor Advancing Agent, together with a copy to each Noteholder, the Collateral Manager, the Trustee, the Note Administrator, the Servicer and the Special Servicer; provided that such successor Advancing Agent shall be appointed only subject to satisfaction of the Rating Agency Condition, upon the written consent of a Majority of Preferred Shareholders. If no successor Advancing Agent shall have been appointed and an instrument of acceptance by a successor Advancing Agent shall not have been delivered to the Advancing Agent within 30 days after the giving of such notice of resignation, the resigning Advancing Agent, the Trustee, the Note Administrator, or any Preferred Shareholder, on behalf of himself and all others similarly situated, may petition any court of competent jurisdiction for the appointment of a successor Advancing Agent.
(f)    The Issuer and the Co-Issuer shall give prompt notice of each resignation and each removal of the Advancing Agent and each appointment of a successor Advancing Agent by mailing written notice of such event by first class mail, postage prepaid, to the Rating Agencies, the Trustee, the Note Administrator, and to the Holders of the Notes as their names and addresses appear in the Notes Register.
Section 17.6    Acceptance of Appointment by Successor Advancing Agent.
(a)    Every successor Advancing Agent appointed hereunder shall execute, acknowledge and deliver to the Issuer, the Co-Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Trustee, the Note Administrator, and the retiring Advancing Agent an instrument accepting such appointment hereunder and under the Servicing Agreement. Upon delivery of the required instruments, the resignation or removal of the retiring Advancing Agent shall become effective and such successor Advancing Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of the retiring Advancing Agent hereunder and under the Servicing Agreement.
(b)    No appointment of a successor Advancing Agent shall become effective unless (1) the Rating Agency Condition has been satisfied with respect to the appointment of such successor Advancing Agent and (2) such successor has a long-term unsecured debt rating of at least “A2” by Moody’s and “A” by Fitch, and whose short-term unsecured debt rating is at least “P-1” from Moody’s and “F1” from Fitch.
Section 17.7    Removal and Replacement of Backup Advancing Agent. The Note Administrator shall replace any such successor Advancing Agent (excluding the Note Administrator in its capacity as Backup Advancing Agent) upon receiving notice that such successor Advancing Agent’s long-term unsecured debt rating at any time becomes lower than “A2” by Moody’s or “A” by Fitch, and such successor Advancing Agent’s short-term unsecured debt rating becomes lower than “P-1” by Moody’s or “F1” by Fitch, with a successor Advancing Agent that has a long-term senior unsecured debt rating of at least “A2” by Moody’s and “A” by Fitch, and whose short-term unsecured debt rating is at least “P-1” from Moody’s and “F1” by Fitch.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Indenture as of the day and year first above written.
BRSP 2024-FL2, LTD., as Issuer
Executed as a deed

By:	/s/ David A. Palamé
Name: David A. Palamé
Title: Director

BRSP 2024-FL2 - Indenture

BRSP 2024-FL2, LLC, as Co-Issuer

By:	/s/ David A. Palamé
Name: David A. Palamé
Title: Vice President

BRSP 2024-FL2 - Indenture

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Jacob Stapleford
Name: Jacob Stapleford
Title: Assistant Vice President

BRSP 2024-FL2 - Indenture

BRIGHTSPIRE CAPITAL ADVANCING AGENT, LLC, as Advancing Agent

By:	/s/ David A. Palamé
Name: David A. Palamé
Title: Vice President

BRSP 2024-FL2 - Indenture

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, as Note Administrator

By:	/s/ Kelsey Coyle
Name: Kelsey Coyle
Title: Vice President
BRSP 2024-FL2 - Indenture

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, as Custodian

By:	/s/ Kelsey Coyle
Name: Kelsey Coyle
Title: Vice President

BRSP 2024-FL2 - Indenture

SCHEDULE A
SCHEDULE OF COLLATERAL INTERESTS
CLOSING DATE COLLATERAL INTERESTS

Collateral Interest	Collateral Interest Type	Collateral Interest Cut-off Date Balance
155 Spring Street	Whole Loan	$46,090,000
Louisville Multifamily Portfolio	Pari Passu Participation	$43,226,481
Inverness	Pari Passu Participation	$42,000,000
Asher Park	Pari Passu Participation	$38,154,869
NMS Northridge & Superior	Pari Passu Participation	$36,253,720
360 Wythe	Combined Pari Passu Participation	$35,066,473
Brookside Apartments	Pari Passu Participation	$33,325,432
Southfield West and East	Pari Passu Participation	$29,590,433
Fountain View	Pari Passu Participation	$28,498,013
Rustic Ridge	Pari Passu Participation	$25,247,116
GC Square	Pari Passu Participation	$23,847,053
Laurel Woods	Pari Passu Participation	$23,352,820
Cascada Del Sol	Pari Passu Participation	$22,135,826
3401 at Red River Apartments	Pari Passu Participation	$20,186,628
Woodlands of Denton	Pari Passu Participation	$19,761,447
Echo Pointe	Pari Passu Participation	$19,752,087
Coho Run	Pari Passu Participation	$19,454,902
Easton Court	Pari Passu Participation	$19,308,097
The Joinery Phase I	Whole Loan	$18,500,000
Narrows Creek Townhomes	Pari Passu Participation	$18,192,350
Digiland	Pari Passu Participation	$16,639,430
2425 Saybrook	Whole Loan	$11,594,187

Sch. A-1

SCHEDULE B
BENCHMARK
Calculation of Term SOFR
Term SOFR with respect to any Interest Accrual Period shall be determined by the Calculation Agent in accordance with the following provisions (rounded to the nearest 1/1000 of 1%):
1.    On each Benchmark Determination Date, Term SOFR shall equal the rate, as obtained by the Calculation Agent, identified as “1 Month CME Term SOFR,” as reported on the Term SOFR Source as of the Reference Time.
2.    If on any Benchmark Determination Date, Term SOFR does not appear on the Term SOFR Source by 5:00 p.m. (New York City time), then Term SOFR for purposes of calculating Term SOFR shall be the rate published on the last SOFR Business Day preceding such Benchmark Determination date for which Term SOFR was published.
3.    Notwithstanding the foregoing, in no event will Term SOFR be less than zero.
In making the above calculations, all percentages resulting from the calculation shall be rounded, if necessary, to the nearest one hundred thousandth of a percentage point (0.00001%).
Sch. B-1

SCHEDULE C
LIST OF AUTHORIZED OFFICERS OF COLLATERAL MANAGER

Name	Title
Michael J. Mazzei	Chief Executive Officer and President
Andrew E. Witt	Vice President
David A. Palamé	Vice President and Secretary
Frank V. Saracino	Vice President and Treasurer

Sch. C-1

EXHIBIT A-1
FORM OF CLASS A SENIOR SECURED FLOATING RATE NOTE DUE 2037 [REGULATION S] [RULE 144A] GLOBAL NOTE
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND NEITHER THE ISSUER NOR THE CO-ISSUER HAS BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (X) EITHER (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (2) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, A QIB OR AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR,” WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (Y) A “QUALIFIED PURCHASER” AS DEFINED IN SECTION 2(a)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A GLOBAL NOTE WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE CO-ISSUER, AS APPLICABLE, THE TRUSTEE, THE NOTE ADMINISTRATOR OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER AND THE CO-ISSUER, AS APPLICABLE, DETERMINE OR ARE NOTIFIED THAT THE HOLDER OF SUCH BENEFICIAL INTEREST IN SUCH GLOBAL NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF SUCH INTEREST IN SUCH GLOBAL NOTE VOID AND REQUIRE THAT SUCH

Exh. A-1-1

INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER AND THE CO-ISSUER, AS APPLICABLE.
ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE CO-ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE MAY NOT BE EXCHANGED OR TRANSFERRED IN WHOLE OR IN PART FOR A NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THAT DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.
PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE NOTE ADMINISTRATOR.
[AN INTEREST IN THIS NOTE MAY NOT BE HELD BY A PERSON THAT IS A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) AT ANY TIME. IN ADDITION, AN INTEREST IN THIS NOTE MAY BE HELD ONLY THROUGH EUROCLEAR OR CLEARSTREAM, LUXEMBOURG AT ANY TIME.]1
1     For Regulation S Global Note.

Exh. A-1-2

BRSP 2024-FL2, LTD.
BRSP 2024-FL2, LLC
CLASS A SENIOR SECURED FLOATING RATE NOTE DUE 2037

No. [Reg. S][144A]-___    Up to
CUSIP No. [G1744AAA7]2[05613BAA1]3    U.S. $367,875,000
ISIN: [USG1744AAA72]4 [US05613BAA17]5
Each of BRSP 2024-FL2, LTD., a Cayman Islands exempted company with limited liability (the “Issuer”) and BRSP 2024-FL2, LLC, a Delaware limited liability company (the “Co-Issuer”) for value received, hereby promises to pay to CEDE & CO. or its registered assigns (a) upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum of up to THREE HUNDRED SIXTY-SEVEN MILLION, EIGHT HUNDRED AND SEVENTY-FIVE THOUSAND United States Dollars (U.S.$367,875,000), or such other principal sum as is equal to the aggregate principal amount of the Class A Notes identified from time to time on the records of the Note Administrator and Schedule A hereto as being represented by this [Rule 144A] [Regulation S] Global Note, on the Payment Date occurring in August 2037 (the “Stated Maturity Date”), to the extent not previously paid, in accordance with the Indenture referred to below unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise and (b) the Class A Interest Distribution Amount allocable to this Note in accordance with the Indenture payable initially on September 19, 2024, and thereafter monthly on the 19th day of each month (or, if such day is not a Business Day, the preceding Business Day) (each, a “Payment Date”). Interest on the Class A Notes shall accrue at the Class A Rate and shall be computed on the basis of the actual number of days in the related Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.
The obligations of the Issuer and the Co-Issuer under this Note and the Indenture are limited recourse obligations of the Issuer and non-recourse obligations of the Co-Issuer payable solely from the Collateral pledged by the Issuer as security for the Offered Notes under the Indenture, and in the event the Collateral are insufficient to satisfy such obligations, any claims of the Holders of the Notes shall be extinguished, all in accordance with the Indenture.
The payment of interest on this Note is senior to the payments of the principal of, and interest on, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G Notes, the Class G-E Notes, the Class G-X Notes and the Preferred Shares. So long as any Class A Notes are Outstanding, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D
2     For Regulation S Global Note.
3     For Rule 144A Global Note.
4     For Regulation S Global Note.
5     For Rule 144A Global Note.

Exh. A-1-3

Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G Notes, the Class G-E Notes, the Class G-X Notes and the Preferred Shares will receive payments only in accordance with the Priority of Payments. The principal of this Note shall be due and payable no later than the Stated Maturity Date unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.
Payments in respect of principal and interest and any other amounts due on any Payment Date on this Note shall be payable by the Trustee or a Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Trustee on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Notes Register, as provided in the Indenture.
Interest will cease to accrue on this Note, or in the case of a partial repayment, on such repaid part, from the date of repayment or the Stated Maturity Date, unless payment of principal is improperly withheld or unless an Event of Default occurs with respect to such payments of principal.
Notwithstanding the foregoing, the final payment of interest and principal due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent.
The Holder of this Note shall be treated as the owner hereof for all purposes.
Except as specifically provided herein and in the Indenture, neither the Issuer nor the Co-Issuer shall be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.
Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
This Note is one of a duly authorized issue of Class A Senior Secured Floating Rate Notes Due 2037, of the Issuer and the Co-Issuer (the “Class A Notes”), limited in aggregate principal amount to U.S.$367,875,000 issued under an indenture dated as of August 15, 2024 (the “Indenture”) by and among the Issuer, the Co-Issuer, BrightSpire Capital Advancing Agent, LLC, as advancing agent, Wilmington Trust, National Association, as trustee (in such capacity and together with any successor trustee permitted under the Indenture, the “Trustee”), and Computershare Trust Company, National Association, as note administrator and as custodian. Also authorized under the Indenture are (a) U.S.$74,250,000 Class A-S Second Priority Secured Floating Rate Notes Due 2037 (the “Class A-S Notes”), (b) U.S.$55,687,000

Exh. A-1-4

Class B Third Priority Secured Floating Rate Notes Due 2037 (the “Class B Notes”), (c) U.S.$43,875,000 Class C Fourth Priority Secured Floating Rate Notes Due 2037 (the “Class C Notes”), (d) U.S.$27,000,000 Class D Fifth Priority Secured Floating Rate Notes Due 2037 (the “Class D Notes”), (e) U.S.$15,188,000 Class E Sixth Priority Secured Floating Rate Notes Due 2037 (the “Class E Notes”), (f) U.S.$30,375,000 Class F Seventh Priority Floating Rate Notes Due 20376 (the “Class F Notes”) and (g) U.S.$18,562,000 Class G Eighth Priority Floating Rate Notes Due 20376 (the “Class G Notes” and, together with the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G-E Notes and the Class G-X Notes, the “Notes”).
Concurrently with the issuance of the Notes, the Issuer also will issue preferred shares (the “Preferred Shares”), under the Issuer’s memorandum and articles of association as part of its issued share capital.
Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Advancing Agent, the Holders of the Notes and the Preferred Shares and the terms upon which the Notes and the Preferred Shares are, and are to be, executed, authenticated and delivered.
Payments of principal of the Class A Notes shall be payable in accordance with Section 11.1(a) of the Indenture.
Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.
Pursuant to Section 9.1(a) of the Indenture, the Notes are subject to redemption by the Issuer and, as applicable, the Co-Issuer, at the direction of the Collateral Manager, in whole but not in part, at a price equal to the applicable Redemption Price, upon notice given in the manner provided in the Indenture, on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Offered Notes has been reduced to 10% or less of the Aggregate Outstanding Amount of the Offered Notes on the Closing Date; provided that the funds available to be used for such redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(b) of the Indenture, the Notes shall be redeemable, in whole but not in part, by the Issuer, and, as applicable, the Co-Issuer, at their applicable Redemption Prices, upon the occurrence of a Tax Event, if the Tax Materiality Condition is satisfied, at the direction of the Majority of Preferred Shareholders; provided that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price.
6     At any time on or after the Initial MASCOT Note Issuance Date, all or a portion of (i) the Class F Notes may be exchanged for proportionate interests in the Class F-E Notes (the “Class F-E Notes”) and the Class F-X Notes (the “Class F-X Notes”) and vice versa, and (ii) the Class G Notes may be exchanged for proportionate interests in the Class G-E Notes (the “Class G-E Notes”) and the Class G-X Notes (the “Class G-X Notes”) and vice versa.

Exh. A-1-5

Pursuant to Section 9.1(c) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date after the end of the Non-Call Period at the direction in writing of the Majority of Preferred Shareholders.
Pursuant to Section 9.1(d) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date occurring in February, May, August and November in each year, beginning on the Payment Date occurring in August 2034, upon the occurrence of a Successful Auction Call.
Notes for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest on the applicable Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest thereon).
Pursuant to Section 9.5 of the Indenture, if any of the Note Protection Tests applicable to any Class of Notes is not satisfied as of any Determination Date, the Offered Notes shall be redeemed in accordance with the Priority of Payments set forth in the Indenture, in an amount necessary, and only to the extent necessary, for the Note Protection Tests to be satisfied.
If an Event of Default shall occur and be continuing, the Class A Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.
At any time after a declaration of acceleration of Maturity of the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as provided in the Indenture, a Majority of each Class of Offered Notes (voting as a separate Class), or if no Class of Offered Notes is outstanding, a majority by outstanding principal amount, of the Class F Notes and the Class F-E Notes or, if no Class of Offered Notes, Class F Notes or Class F-E Notes are outstanding, a majority by outstanding principal amount, of the Class G Notes and the Class G-E Notes, other than with respect to an Event of Default specified in Section 5.1(d), 5.1(f), 5.1(g) or 5.1(i) of the Indenture, by written notice to the Issuer, the Co-Issuer and the Trustee, may rescind and annul such declaration and its consequences if certain conditions set forth in the Indenture are satisfied.
The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.
The Notes are issuable in minimum denominations of U.S.$100,000 and integral multiples of $500 in excess thereof.
The principal of each Note shall be payable on the Stated Maturity Date, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.

Exh. A-1-6

The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture and the term “Co-Issuer” as used in this Note includes any successor-in-interest to the Co-Issuer under the Indenture.
Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt for U.S. federal income tax purposes.
In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any statements in the final offering memorandum relating to such Notes and any representations expressly set forth in a written agreement with such party; and (C) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Note Administrator, the Trustee, or any of their respective affiliates.
Each Holder, by its acquisition of an interest in the Notes, shall be deemed to have represented to the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Collateral Manager and their counsel that either (A) no part of the funds being used to pay the purchase price for such Notes constitutes an asset of any “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”)) that is subject to Section 4975 of the Code or any other employee benefit plan that is subject to any federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”), or any entity whose underlying assets are deemed to include “plan assets” by reason of such a plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”), or (B) its purchase and holding of the Transferred Notes do not and will not constitute or give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or in the case of any Plan subject to Similar Law, will not constitute or result in a violation of Similar Law.
Title to Notes shall pass by registration in the Register kept by the Note Administrator, acting through its Corporate Trust Office.

Exh. A-1-7

No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee, to the Note Administrator or to the Holder hereof is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
THE HOLDER OF THIS NOTE AGREES NOT TO CAUSE THE FILING OF A PETITION IN BANKRUPTCY AGAINST THE ISSUER, THE CO-ISSUER OR ANY PERMITTED SUBSIDIARY IN ANY APPLICABLE OR RELEVANT JURISDICTION UNTIL AT LEAST ONE YEAR AND ONE DAY (OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT), AFTER THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.
AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. IN THE CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE INDENTURE AND THE NOTES, THE INDENTURE SHALL GOVERN.

Exh. A-1-8

IN WITNESS WHEREOF, the Co-Issuers have caused this Note to be duly executed.
Dated as of August 15, 2024
BRSP 2024-FL2, LTD., as Issuer

By:
Name:
Title:
BRSP 2024-FL2, LLC, as Co-Issuer

By:
Name:
Title:

Exh. A-1-9

CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Indenture.
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Note Administrator

By:
Name:
Title:

Exh. A-1-10

ASSIGNMENT FORM
For value received _______________________________
hereby sell, assign and transfer unto
________________________________________

________________________________________
Please insert social security or
other identifying number of assignee
Please print or type name
and address, including zip code,
of assignee:
__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________
the within Note and does hereby irrevocably constitute and appoint ____________________ Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Note)

Exh. A-1-11

SCHEDULE A

EXCHANGES IN GLOBAL NOTES
This Note shall be issued in the original principal balance of U.S.$[ó] on the Closing Date. The following exchanges of a part of this [Rule 144A][Regulation S] Global Note have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Note Administrator or securities Custodian

Exh. A-1-12

EXHIBIT A-2
FORM OF CLASS A SENIOR SECURED FLOATING RATE NOTE DUE 2037 DEFINITIVE NOTE
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND NEITHER THE ISSUER NOR THE CO-ISSUER HAS BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (X) EITHER (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (2) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, A QIB OR AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR,” WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (Y) A “QUALIFIED PURCHASER” AS DEFINED IN SECTION 2(a)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A DEFINITIVE NOTE WILL BE REQUIRED TO MAKE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE CO-ISSUER, AS APPLICABLE, THE TRUSTEE, THE NOTE ADMINISTRATOR OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER AND THE CO-ISSUER, AS APPLICABLE, DETERMINE OR ARE NOTIFIED THAT THE HOLDER OF THIS NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF THIS NOTE VOID AND REQUIRE THAT THIS NOTE BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER AND THE CO-ISSUER, AS APPLICABLE.

Exh. A-2-1

BRSP 2024-FL2, LTD.
BRSP 2024-FL2, LLC
CLASS A SENIOR SECURED FLOATING RATE NOTE DUE 2037
No. IAI-___
CUSIP No. [ó]    U.S.$[ó]
ISIN: [ó]
Each of BRSP 2024-FL2, LTD., a Cayman Islands exempted company with limited liability (the “Issuer”) and BRSP 2024-FL2, LLC, a Delaware limited liability company (the “Co-Issuer”) for value received, hereby promises to pay to [_______] or its registered assigns (a) upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum of [_______] United States Dollars (U.S.$[_]) on the Payment Date occurring in August 2037 (the “Stated Maturity Date”), to the extent not previously paid, in accordance with the Indenture referred to below unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise and (b) the Class A Interest Distribution Amount allocable to this Note in accordance with the Indenture payable initially on September 19, 2024, and thereafter monthly on the 19th day of each month (or, if such day is not a Business Day, the preceding Business Day) (each, a “Payment Date”). Interest on the Class A Notes shall accrue at the Class A Rate and shall be computed on the basis of the actual number of days in the related Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.
The obligations of the Issuer and the Co-Issuer under this Note and the Indenture are limited recourse obligations of the Issuer and non-recourse obligations of the Co-Issuer payable solely from the Collateral pledged by the Issuer as security for the Offered Notes under the Indenture, and in the event the Collateral are insufficient to satisfy such obligations, any claims of the Holders of the Notes shall be extinguished, all in accordance with the Indenture.
The payment of interest on this Note is senior to the payments of the principal of, and interest on, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G Notes, the Class G-E Notes, the Class G-X Notes and the Preferred Shares. So long as any Class A Notes are Outstanding, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G Notes, the Class G-E Notes, the Class G-X Notes and the Preferred Shares will receive payments only in accordance with the Priority of Payments. The principal of this Note shall be due and payable no later than the Stated Maturity Date unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.
Payments in respect of principal and interest and any other amounts due on any Payment Date on this Note shall be payable by the Trustee or a Paying Agent, subject to any laws or

Exh. A-2-2

regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Trustee on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Notes Register, as provided in the Indenture.
Interest will cease to accrue on this Note, or in the case of a partial repayment, on such repaid part, from the date of repayment or the Stated Maturity Date, unless payment of principal is improperly withheld or unless an Event of Default occurs with respect to such payments of principal.
Notwithstanding the foregoing, the final payment of interest and principal due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent.
The Holder of this Note shall be treated as the owner hereof for all purposes.
Except as specifically provided herein and in the Indenture, neither the Issuer nor the Co-Issuer shall be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.
Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
This Note is one of a duly authorized issue of Class A Senior Secured Floating Rate Notes Due 2037, of the Issuer and the Co-Issuer (the “Class A Notes”), limited in aggregate principal amount to U.S.$367,875,000 issued under an indenture dated as of August 15, 2024 (the “Indenture”) by and among the Issuer, the Co-Issuer, BrightSpire Capital Advancing Agent, LLC, as advancing agent, Wilmington Trust, National Association, as trustee (in such capacity and together with any successor trustee permitted under the Indenture, the “Trustee”), and Computershare Trust Company, National Association, as note administrator and as custodian. Also authorized under the Indenture are (a) U.S.$74,250,000 Class A-S Second Priority Secured Floating Rate Notes Due 2037 (the “Class A-S Notes”), (b) U.S.$55,687,000 Class B Third Priority Secured Floating Rate Notes Due 2037 (the “Class B Notes”), (c) U.S.$43,875,000 Class C Fourth Priority Secured Floating Rate Notes Due 2037 (the “Class C Notes”), (d) U.S.$27,000,000 Class D Fifth Priority Secured Floating Rate Notes Due 2037 (the “Class D Notes”), (e) U.S.$15,188,000 Class E Sixth Priority Secured Floating Rate Notes Due 2037 (the “Class E Notes”), (f) U.S.$30,375,000 Class F Seventh Priority Floating Rate Notes

Exh. A-2-3

Due 20377 (the “Class F Notes”) and (g) U.S.$18,562,000 Class G Eighth Priority Floating Rate Notes Due 20377 (the “Class G Notes” and, together with the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G-E Notes and the Class G-X Notes, the “Notes”).
Concurrently with the issuance of the Notes, the Issuer also will issue preferred shares (the “Preferred Shares”), under the Issuer’s memorandum and articles of association as part of its issued share capital.
Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Advancing Agent, the Holders of the Notes and the Preferred Shares and the terms upon which the Notes and the Preferred Shares are, and are to be, executed, authenticated and delivered.
Payments of principal of the Class A Notes shall be payable in accordance with Section 11.1(a) of the Indenture.
Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.
Pursuant to Section 9.1(a) of the Indenture, the Notes are subject to redemption by the Issuer and, as applicable, the Co-Issuer, at the direction of the Collateral Manager, in whole but not in part, at a price equal to the applicable Redemption Price, upon notice given in the manner provided in the Indenture, on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Offered Notes has been reduced to 10% or less of the Aggregate Outstanding Amount of the Offered Notes on the Closing Date; provided that the funds available to be used for such redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(b) of the Indenture, the Notes shall be redeemable, in whole but not in part, by the Issuer, and, as applicable, the Co-Issuer, at their applicable Redemption Prices, upon the occurrence of a Tax Event, if the Tax Materiality Condition is satisfied, at the direction of the Majority of Preferred Shareholders; provided that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(c) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date after the end of the Non-Call Period at the direction in writing of the Majority of Preferred Shareholders.
7     At any time on or after the Initial MASCOT Note Issuance Date, all or a portion of (i) the Class F Notes may be exchanged for proportionate interests in the Class F-E Notes (the “Class F-E Notes”) and the Class F-X Notes (the “Class F-X Notes”) and vice versa, and (ii) the Class G Notes may be exchanged for proportionate interests in the Class G-E Notes (the “Class G-E Notes”) and the Class G-X Notes (the “Class G-X Notes”) and vice versa.

Exh. A-2-4

Pursuant to Section 9.1(d) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date occurring in February, May, August and November in each year, beginning on the Payment Date occurring in August 2034, upon the occurrence of a Successful Auction Call.
Notes for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest on the applicable Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest thereon).
Pursuant to Section 9.5 of the Indenture, if any of the Note Protection Tests applicable to any Class of Notes is not satisfied as of any Determination Date, the Offered Notes shall be redeemed in accordance with the Priority of Payments set forth in the Indenture, in an amount necessary, and only to the extent necessary, for the Note Protection Tests to be satisfied.
If an Event of Default shall occur and be continuing, the Class A Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.
At any time after a declaration of acceleration of Maturity of the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as provided in the Indenture, a Majority of each Class of Offered Notes (voting as a separate Class), or if no Class of Offered Notes is outstanding, a majority by outstanding principal amount, of the Class F Notes and the Class F-E Notes or, if no Class of Offered Notes, Class F Notes or Class F-E Notes are outstanding, a majority by outstanding principal amount, of the Class G Notes and the Class G-E Notes, other than with respect to an Event of Default specified in Section 5.1(d), 5.1(f), 5.1(g) or 5.1(i) of the Indenture, by written notice to the Issuer, the Co-Issuer and the Trustee, may rescind and annul such declaration and its consequences if certain conditions set forth in the Indenture are satisfied.
The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.
The Notes are issuable in minimum denominations of U.S.$100,000 and integral multiples of $500 in excess thereof.
The principal of each Note shall be payable on the Stated Maturity Date, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.
The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture and the term “Co-Issuer” as used in this Note includes any successor-in-interest to the Co-Issuer under the Indenture.
Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt for U.S. federal income tax purposes.

Exh. A-2-5

In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any statements in the final offering memorandum relating to such Notes and any representations expressly set forth in a written agreement with such party; and (C) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Note Administrator, the Trustee, or any of their respective affiliates.
Each Holder, by its acquisition of an interest in the Notes, shall be deemed to have represented to the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Collateral Manager and their counsel that either (A) no part of the funds being used to pay the purchase price for such Notes constitutes an asset of any “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”)) that is subject to Section 4975 of the Code or any other employee benefit plan that is subject to any federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”), or any entity whose underlying assets are deemed to include “plan assets” by reason of such a plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”), or (B) its purchase and holding of the Transferred Notes do not and will not constitute or give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or in the case of any Plan subject to Similar Law, will not constitute or result in a violation of Similar Law.
Title to Notes shall pass by registration in the Register kept by the Note Administrator, acting through its Corporate Trust Office.
No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee, to the Note Administrator or to the Holder hereof is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy

Exh. A-2-6

hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
THE HOLDER OF THIS NOTE AGREES NOT TO CAUSE THE FILING OF A PETITION IN BANKRUPTCY AGAINST THE ISSUER, THE CO-ISSUER OR ANY PERMITTED SUBSIDIARY IN ANY APPLICABLE OR RELEVANT JURISDICTION UNTIL AT LEAST ONE YEAR AND ONE DAY (OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT), AFTER THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.
AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. IN THE CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE INDENTURE AND THE NOTES, THE INDENTURE SHALL GOVERN.

Exh. A-2-7

IN WITNESS WHEREOF, the Co-Issuers have caused this Note to be duly executed.
Dated as of August 15, 2024
BRSP 2024-FL2, LTD., as Issuer

By:
Name:
Title:
BRSP 2024-FL2, LLC, as Co-Issuer

By:
Name:
Title:

Exh. A-2-8

CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Indenture.
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Note Administrator

By:
Name:
Title:

Exh. A-2-9

ASSIGNMENT FORM
For value received _______________________________
hereby sell, assign and transfer unto
________________________________________

________________________________________
Please insert social security or
other identifying number of assignee
Please print or type name
and address, including zip code,
of assignee:
__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________
the within Note and does hereby irrevocably constitute and appoint ____________________ Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Note)

Exh. A-2-10

EXHIBIT B-1
FORM OF CLASS A-S SECOND PRIORITY SECURED FLOATING RATE NOTE DUE 2037
[REGULATION S] [RULE 144A] GLOBAL NOTE
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND NEITHER THE ISSUER NOR THE CO-ISSUER HAS BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (X) EITHER (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (2) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, A QIB OR AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR,” WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (Y) A “QUALIFIED PURCHASER” AS DEFINED IN SECTION 2(a)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A GLOBAL NOTE WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE CO-ISSUER, AS APPLICABLE, THE TRUSTEE, THE NOTE ADMINISTRATOR OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER AND THE CO-ISSUER, AS APPLICABLE, DETERMINE OR ARE NOTIFIED THAT THE HOLDER OF SUCH BENEFICIAL INTEREST IN SUCH GLOBAL NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF

Exh. B-1-1

SUCH INTEREST IN SUCH GLOBAL NOTE VOID AND REQUIRE THAT SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER AND THE CO-ISSUER, AS APPLICABLE.
ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE CO-ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE MAY NOT BE EXCHANGED OR TRANSFERRED IN WHOLE OR IN PART FOR A NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THAT DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.
PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE NOTE ADMINISTRATOR.
[AN INTEREST IN THIS NOTE MAY NOT BE HELD BY A PERSON THAT IS A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) AT ANY TIME. IN ADDITION, AN INTEREST IN THIS NOTE MAY BE HELD ONLY THROUGH EUROCLEAR OR CLEARSTREAM, LUXEMBOURG AT ANY TIME.]1
1     For Regulation S Global Note.

Exh. B-1-2

BRSP 2024-FL2, LTD.
BRSP 2024-FL2, LLC
CLASS A-S SECOND PRIORITY SECURED FLOATING RATE NOTE DUE 2037
No. [Reg. S][144A] -____    Up to
CUSIP No. [G1744AAB5]2[05613BAC7]3    U.S.$74,250,000
ISIN: [USG1744AAB55]4 [US05613BAC72]5
Each of BRSP 2024-FL2, LTD., a Cayman Islands exempted company with limited liability (the “Issuer”) and BRSP 2024-FL2, LLC, a Delaware limited liability company (the “Co-Issuer”) for value received, hereby promises to pay to CEDE & CO. or its registered assigns (a) upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum of up to SEVENTY-FOUR MILLION, TWO HUNDRED AND FIFTY THOUSAND United States Dollars (U.S.$74,250,000), or such other principal sum as is equal to the aggregate principal amount of the Class A-S Notes identified from time to time on the records of the Note Administrator and Schedule A hereto as being represented by this [Rule 144A] [Regulation S] Global Note, on the Payment Date occurring in August 2037 (the “Stated Maturity Date”), to the extent not previously paid, in accordance with the Indenture referred to below unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise and (b) the Class A-S Interest Distribution Amount allocable to this Note in accordance with the Indenture payable initially on September 19, 2024, and thereafter monthly on the 19th day of each month (or, if such day is not a Business Day, the preceding Business Day) (each, a “Payment Date”). Interest on the Class A-S Notes shall accrue at the Class A-S Rate and shall be computed on the basis of the actual number of days in the related Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.
The obligations of the Issuer and the Co-Issuer under this Note and the Indenture are limited recourse obligations of the Issuer and non-recourse obligations of the Co-Issuer payable solely from the Collateral pledged by the Issuer as security for the Offered Notes under the Indenture, and in the event the Collateral are insufficient to satisfy such obligations, any claims of the Holders of the Notes shall be extinguished, all in accordance with the Indenture.
The payment of interest on this Note is senior to the payments of the principal of, and interest on, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G Notes, the Class G-E Notes, the Class G-X Notes and the Preferred Shares. Except as set forth in the Indenture, the payment of principal of this Note is subordinate to the payments of principal of and interest on the Class A Notes and no payments of principal on the Class A-S Notes will be made until the Class A Notes
2     For Regulation S Global Note.
3     For Rule 144A Global Note.
4     For Regulation S Global Note.
5     For Rule 144A Global Note.

Exh. B-1-3

are paid in full. The principal of this Note shall be due and payable no later than the Stated Maturity Date unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise; provided, however, that, except as set forth in the Indenture, the payment of principal of this Note may only occur after principal on the Class A Notes has been paid in full and is subordinated to the payment on each Payment Date of the principal and interest due and payable on the Class A Notes and other amounts in accordance with the Priority of Payments, all in accordance with the Indenture.
Payments in respect of principal and interest and any other amounts due on any Payment Date on this Note shall be payable by the Trustee or a Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Trustee on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Notes Register, as provided in the Indenture.
Interest will cease to accrue on this Note, or in the case of a partial repayment, on such repaid part, from the date of repayment or the Stated Maturity Date, unless payment of principal is improperly withheld or unless an Event of Default occurs with respect to such payments of principal.
Notwithstanding the foregoing, the final payment of interest and principal due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent.
The Holder of this Note shall be treated as the owner hereof for all purposes.
Except as specifically provided herein and in the Indenture, neither the Issuer nor the Co-Issuer shall be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.
Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
This Note is one of a duly authorized issue of Class A-S Second Priority Secured Floating Rate Notes Due 2037, of the Issuer and the Co-Issuer (the “Class A-S Notes”), limited in aggregate principal amount to U.S.$74,250,000 issued under an indenture dated as of August 15, 2024 (the “Indenture”) by and among the Issuer, the Co-Issuer, BrightSpire Capital Advancing Agent, LLC, as advancing agent, Wilmington Trust, National Association, as trustee (in such capacity and together with any successor trustee permitted under the Indenture, the “Trustee”), and Computershare Trust Company, National Association, as note administrator and as custodian. Also authorized under the Indenture are (a) U.S.$367,875,000 Class A Senior

Exh. B-1-4

Secured Floating Rate Notes Due 2037 (the “Class A Notes”), (b) U.S.$55,687,000 Class B Third Priority Secured Floating Rate Notes Due 2037 (the “Class B Notes”), (c) U.S.$43,875,000 Class C Fourth Priority Secured Floating Rate Notes Due 2037 (the “Class C Notes”), (d) U.S.$27,000,000 Class D Fifth Priority Secured Floating Rate Notes Due 2037 (the “Class D Notes”), (e) U.S.$15,188,000 Class E Sixth Priority Secured Floating Rate Notes Due 2037 (the “Class E Notes”), (f) U.S.$30,375,000 Class F Seventh Priority Floating Rate Notes Due 20376 (the “Class F Notes”) and (g) U.S.$18,562,000 Class G Eighth Priority Floating Rate Notes Due 20376 (the “Class G Notes” and, together with the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G-E Notes and the Class G-X Notes, the “Notes”).
Concurrently with the issuance of the Notes, the Issuer also will issue preferred shares (the “Preferred Shares”), under the Issuer’s memorandum and articles of association as part of its issued share capital.
Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Advancing Agent, the Holders of the Notes and the Preferred Shares and the terms upon which the Notes and the Preferred Shares are, and are to be, executed, authenticated and delivered.
Payments of principal of the Class A-S Notes shall be payable in accordance with Section 11.1(a) of the Indenture.
Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.
Pursuant to Section 9.1(a) of the Indenture, the Notes are subject to redemption by the Issuer and, as applicable, the Co-Issuer, at the direction of the Collateral Manager, in whole but not in part, at a price equal to the applicable Redemption Price, upon notice given in the manner provided in the Indenture, on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Offered Notes has been reduced to 10% or less of the Aggregate Outstanding Amount of the Offered Notes on the Closing Date; provided that the funds available to be used for such redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(b) of the Indenture, the Notes shall be redeemable, in whole but not in part, by the Issuer, and, as applicable, the Co-Issuer, at their applicable Redemption Prices, upon the occurrence of a Tax Event, if the Tax Materiality Condition is satisfied, at the direction
6     At any time on or after the Initial MASCOT Note Issuance Date, all or a portion of (i) the Class F Notes may be exchanged for proportionate interests in the Class F-E Notes (the “Class F-E Notes”) and the Class F-X Notes (the “Class F-X Notes”) and vice versa, and (ii) the Class G Notes may be exchanged for proportionate interests in the Class G-E Notes (the “Class G-E Notes”) and the Class G-X Notes (the “Class G-X Notes”) and vice versa.

Exh. B-1-5

of the Majority of Preferred Shareholders; provided that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(c) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date after the end of the Non-Call Period at the direction in writing of the Majority of Preferred Shareholders.
Pursuant to Section 9.1(d) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date occurring in February, May, August and November in each year, beginning on the Payment Date occurring in August 2034, upon the occurrence of a Successful Auction Call.
Notes for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest on the applicable Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest thereon).
Pursuant to Section 9.5 of the Indenture, if any of the Note Protection Tests applicable to any Class of Notes is not satisfied as of any Determination Date, the Offered Notes shall be redeemed in accordance with the Priority of Payments set forth in the Indenture, in an amount necessary, and only to the extent necessary, for the Note Protection Tests to be satisfied.
If an Event of Default shall occur and be continuing, the Class A-S Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.
At any time after a declaration of acceleration of Maturity of the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as provided in the Indenture, a Majority of each Class of Offered Notes (voting as a separate Class), or if no Class of Offered Notes is outstanding, a majority by outstanding principal amount, of the Class F Notes and the Class F-E Notes or, if no Class of Offered Notes, Class F Notes or Class F-E Notes are outstanding, a majority by outstanding principal amount, of the Class G Notes and the Class G-E Notes, other than with respect to an Event of Default specified in Section 5.1(d), 5.1(f), 5.1(g) or 5.1(i) of the Indenture, by written notice to the Issuer, the Co-Issuer and the Trustee, may rescind and annul such declaration and its consequences if certain conditions set forth in the Indenture are satisfied.
The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.
The Notes are issuable in minimum denominations of U.S.$100,000 and integral multiples of $500 in excess thereof.

Exh. B-1-6

The principal of each Note shall be payable on the Stated Maturity Date, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.
The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture and the term “Co-Issuer” as used in this Note includes any successor-in-interest to the Co-Issuer under the Indenture.
Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt for U.S. federal income tax purposes.
In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any statements in the final offering memorandum relating to such Notes and any representations expressly set forth in a written agreement with such party; and (C) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Note Administrator, the Trustee, or any of their respective affiliates.
Each Holder, by its acquisition of an interest in the Notes, shall be deemed to have represented to the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Collateral Manager and their counsel that either (A) no part of the funds being used to pay the purchase price for such Notes constitutes an asset of any “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”)) that is subject to Section 4975 of the Code or any other employee benefit plan that is subject to any federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”), or any entity whose underlying assets are deemed to include “plan assets” by reason of such a plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”), or (B) its purchase and holding of the Transferred Notes do not and will not constitute or give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or in the case of any Plan subject to Similar Law, will not constitute or result in a violation of Similar Law.

Exh. B-1-7

Title to Notes shall pass by registration in the Register kept by the Note Administrator, acting through its Corporate Trust Office.
No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee, to the Note Administrator or to the Holder hereof is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
THE HOLDER OF THIS NOTE AGREES NOT TO CAUSE THE FILING OF A PETITION IN BANKRUPTCY AGAINST THE ISSUER, THE CO-ISSUER OR ANY PERMITTED SUBSIDIARY IN ANY APPLICABLE OR RELEVANT JURISDICTION UNTIL AT LEAST ONE YEAR AND ONE DAY (OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT), AFTER THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.
AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. IN THE CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE INDENTURE AND THE NOTES, THE INDENTURE SHALL GOVERN.

Exh. B-1-8

IN WITNESS WHEREOF, the Co-Issuers have caused this Note to be duly executed.
Dated as of August 15, 2024
BRSP 2024-FL2, LTD., as Issuer

By:
Name:
Title:
BRSP 2024-FL2, LLC, as Co-Issuer

By:
Name:
Title:

Exh. B-1-9

CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Indenture.
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Note Administrator

By:
Name:
Title:

Exh. B-1-10

ASSIGNMENT FORM
For value received _______________________________
hereby sell, assign and transfer unto
________________________________________

________________________________________
Please insert social security or
other identifying number of assignee
Please print or type name
and address, including zip code,
of assignee:
__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________
the within Note and does hereby irrevocably constitute and appoint ____________________ Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Note)

Exh. B-1-11

SCHEDULE A

EXCHANGES IN GLOBAL NOTES
This Note shall be issued in the original principal balance of U.S.$[ó] on the Closing Date. The following exchanges of a part of this [Rule 144A][Regulation S] Global Note have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Note Administrator or securities Custodian

Exh. B-1-12

EXHIBIT B-2
FORM OF CLASS A-S SECOND PRIORITY SECURED FLOATING RATE NOTE DUE 2037 DEFINITIVE NOTE
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND NEITHER THE ISSUER NOR THE CO-ISSUER HAS BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (X) EITHER (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (2) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, A QIB OR AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR,” WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (Y) A “QUALIFIED PURCHASER” AS DEFINED IN SECTION 2(a)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A DEFINITIVE NOTE WILL BE REQUIRED TO MAKE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE CO-ISSUER, AS APPLICABLE, THE TRUSTEE, THE NOTE ADMINISTRATOR OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER AND THE CO-ISSUER, AS APPLICABLE, DETERMINE OR ARE NOTIFIED THAT THE HOLDER OF THIS NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF THIS NOTE VOID AND REQUIRE THAT THIS NOTE BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER AND THE CO-ISSUER, AS APPLICABLE.

Exh. B-2-1

BRSP 2024-FL2, LTD.
BRSP 2024-FL2, LLC
CLASS A-S SECOND PRIORITY SECURED FLOATING RATE NOTE DUE 2037
No. IAI - ____
CUSIP No. [ó]    U.S.$[_]
ISIN: [ó]
Each of BRSP 2024-FL2, LTD., a Cayman Islands exempted company with limited liability (the “Issuer”) and BRSP 2024-FL2, LLC, a Delaware limited liability company (the “Co-Issuer”) for value received, hereby promises to pay to [_______] or its registered assigns (a) upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum of [_______] United States Dollars (U.S.$[_]) on the Payment Date occurring in August 2037 (the “Stated Maturity Date”), to the extent not previously paid, in accordance with the Indenture referred to below unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise and (b) the Class A-S Interest Distribution Amount allocable to this Note in accordance with the Indenture payable initially on September 19, 2024, and thereafter monthly on the 19th day of each month (or, if such day is not a Business Day, the preceding Business Day) (each, a “Payment Date”). Interest on the Class A-S Notes shall accrue at the Class A-S Rate and shall be computed on the basis of the actual number of days in the related Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.
The obligations of the Issuer and the Co-Issuer under this Note and the Indenture are limited recourse obligations of the Issuer and non-recourse obligations of the Co-Issuer payable solely from the Collateral pledged by the Issuer as security for the Offered Notes under the Indenture, and in the event the Collateral are insufficient to satisfy such obligations, any claims of the Holders of the Notes shall be extinguished, all in accordance with the Indenture.
The payment of interest on this Note is senior to the payments of the principal of, and interest on, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G Notes, the Class G-E Notes, the Class G-X Notes and the Preferred Shares. Except as set forth in the Indenture, the payment of principal of this Note is subordinate to the payments of principal of and interest on the Class A Notes and no payments of principal on the Class A-S Notes will be made until the Class A Notes are paid in full. The principal of this Note shall be due and payable no later than the Stated Maturity Date unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise; provided, however, that, except as set forth in the Indenture, the payment of principal of this Note may only occur after principal on the Class A Notes has been paid in full and is subordinated to the payment on each Payment Date of the principal and interest due and payable on the Class A Notes and other amounts in accordance with the Priority of Payments, all in accordance with the Indenture.

Exh. B-2-2

Payments in respect of principal and interest and any other amounts due on any Payment Date on this Note shall be payable by the Trustee or a Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Trustee on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Notes Register, as provided in the Indenture.
Interest will cease to accrue on this Note, or in the case of a partial repayment, on such repaid part, from the date of repayment or the Stated Maturity Date, unless payment of principal is improperly withheld or unless an Event of Default occurs with respect to such payments of principal.
Notwithstanding the foregoing, the final payment of interest and principal due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent.
The Holder of this Note shall be treated as the owner hereof for all purposes.
Except as specifically provided herein and in the Indenture, neither the Issuer nor the Co-Issuer shall be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.
Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
This Note is one of a duly authorized issue of Class A-S Second Priority Secured Floating Rate Notes Due 2037, of the Issuer and the Co-Issuer (the “Class A-S Notes”), limited in aggregate principal amount to U.S.$74,250,000 issued under an indenture dated as of August 15, 2024 (the “Indenture”) by and among the Issuer, the Co-Issuer, BrightSpire Capital Advancing Agent, LLC, as advancing agent, Wilmington Trust, National Association, as trustee (in such capacity and together with any successor trustee permitted under the Indenture, the “Trustee”), and Computershare Trust Company, National Association, as note administrator and as custodian. Also authorized under the Indenture are (a) U.S.$367,875,000 Class A Senior Secured Floating Rate Notes Due 2037 (the “Class A Notes”), (b) U.S.$55,687,000 Class B Third Priority Secured Floating Rate Notes Due 2037 (the “Class B Notes”), (c) U.S.$43,875,000 Class C Fourth Priority Secured Floating Rate Notes Due 2037 (the “Class C Notes”), (d) U.S.$27,000,000 Class D Fifth Priority Secured Floating Rate Notes Due 2037 (the “Class D Notes”), (e) U.S.$15,188,000 Class E Sixth Priority Secured Floating Rate Notes Due 2037 (the “Class E Notes”), (f) U.S.$30,375,000 Class F Seventh Priority Floating Rate Notes

Exh. B-2-3

Due 20371 (the “Class F Notes”) and (g) U.S.$18,562,000 Class G Eighth Priority Floating Rate Notes Due 20371 (the “Class G Notes” and, together with the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G-E Notes and the Class G-X Notes, the “Notes”).
Concurrently with the issuance of the Notes, the Issuer also will issue preferred shares (the “Preferred Shares”), under the Issuer’s memorandum and articles of association as part of its issued share capital.
Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Advancing Agent, the Holders of the Notes and the Preferred Shares and the terms upon which the Notes and the Preferred Shares are, and are to be, executed, authenticated and delivered.
Payments of principal of the Class A-S Notes shall be payable in accordance with Section 11.1(a) of the Indenture.
Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.
Pursuant to Section 9.1(a) of the Indenture, the Notes are subject to redemption by the Issuer and, as applicable, the Co-Issuer, at the direction of the Collateral Manager, in whole but not in part, at a price equal to the applicable Redemption Price, upon notice given in the manner provided in the Indenture, on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Offered Notes has been reduced to 10% or less of the Aggregate Outstanding Amount of the Offered Notes on the Closing Date; provided that the funds available to be used for such redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(b) of the Indenture, the Notes shall be redeemable, in whole but not in part, by the Issuer, and, as applicable, the Co-Issuer, at their applicable Redemption Prices, upon the occurrence of a Tax Event, if the Tax Materiality Condition is satisfied, at the direction of the Majority of Preferred Shareholders; provided that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(c) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the
1     At any time on or after the Initial MASCOT Note Issuance Date, all or a portion of (i) the Class F Notes may be exchanged for proportionate interests in the Class F-E Notes (the “Class F-E Notes”) and the Class F-X Notes (the “Class F-X Notes”) and vice versa, and (ii) the Class G Notes may be exchanged for proportionate interests in the Class G-E Notes (the “Class G-E Notes”) and the Class G-X Notes (the “Class G-X Notes”) and vice versa.

Exh. B-2-4

applicable Redemption Prices for the Securities on any Payment Date after the end of the Non-Call Period at the direction in writing of the Majority of Preferred Shareholders.
Pursuant to Section 9.1(d) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date occurring in February, May, August and November in each year, beginning on the Payment Date occurring in August 2034, upon the occurrence of a Successful Auction Call.
Notes for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest on the applicable Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest thereon).
Pursuant to Section 9.5 of the Indenture, if any of the Note Protection Tests applicable to any Class of Notes is not satisfied as of any Determination Date, the Offered Notes shall be redeemed in accordance with the Priority of Payments set forth in the Indenture, in an amount necessary, and only to the extent necessary, for the Note Protection Tests to be satisfied.
If an Event of Default shall occur and be continuing, the Class A-S Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.
At any time after a declaration of acceleration of Maturity of the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as provided in the Indenture, a Majority of each Class of Offered Notes (voting as a separate Class), or if no Class of Offered Notes is outstanding, a majority by outstanding principal amount, of the Class F Notes and the Class F-E Notes or, if no Class of Offered Notes, Class F Notes or Class F-E Notes are outstanding, a majority by outstanding principal amount, of the Class G Notes and the Class G-E Notes, other than with respect to an Event of Default specified in Section 5.1(d), 5.1(f), 5.1(g) or 5.1(i) of the Indenture, by written notice to the Issuer, the Co-Issuer and the Trustee, may rescind and annul such declaration and its consequences if certain conditions set forth in the Indenture are satisfied.
The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.
The Notes are issuable in minimum denominations of U.S.$100,000 and integral multiples of $500 in excess thereof.
The principal of each Note shall be payable on the Stated Maturity Date, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.
The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture and the term “Co-Issuer” as used in this Note includes any successor-in-interest to the Co-Issuer under the Indenture.

Exh. B-2-5

Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt for U.S. federal income tax purposes.
In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any statements in the final offering memorandum relating to such Notes and any representations expressly set forth in a written agreement with such party; and (C) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Note Administrator, the Trustee, or any of their respective affiliates.
Each Holder, by its acquisition of an interest in the Notes, shall be deemed to have represented to the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Collateral Manager and their counsel that either (A) no part of the funds being used to pay the purchase price for such Notes constitutes an asset of any “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”)) that is subject to Section 4975 of the Code or any other employee benefit plan that is subject to any federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”), or any entity whose underlying assets are deemed to include “plan assets” by reason of such a plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”), or (B) its purchase and holding of the Transferred Notes do not and will not constitute or give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or in the case of any Plan subject to Similar Law, will not constitute or result in a violation of Similar Law.
Title to Notes shall pass by registration in the Register kept by the Note Administrator, acting through its Corporate Trust Office.
No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee, to the Note Administrator or to the Holder hereof is intended to be exclusive of any other right or

Exh. B-2-6

remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
THE HOLDER OF THIS NOTE AGREES NOT TO CAUSE THE FILING OF A PETITION IN BANKRUPTCY AGAINST THE ISSUER, THE CO-ISSUER OR ANY PERMITTED SUBSIDIARY IN ANY APPLICABLE OR RELEVANT JURISDICTION UNTIL AT LEAST ONE YEAR AND ONE DAY (OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT), AFTER THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.
AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. IN THE CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE INDENTURE AND THE NOTES, THE INDENTURE SHALL GOVERN.

Exh. B-2-7

IN WITNESS WHEREOF, the Co-Issuers have caused this Note to be duly executed.
Dated as of August 15, 2024
BRSP 2024-FL2, LTD., as Issuer

By:
Name:
Title:

BRSP 2024-FL2, LLC, as Co-Issuer

By:
Name:
Title:

Exh. B-2-8

CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Indenture.
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Note Administrator

By:
Name:
Title:

Exh. B-2-9

ASSIGNMENT FORM
For value received _______________________________
hereby sell, assign and transfer unto
________________________________________

________________________________________
Please insert social security or
other identifying number of assignee
Please print or type name
and address, including zip code,
of assignee:
__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________
the within Note and does hereby irrevocably constitute and appoint ____________________ Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Note)

Exh. B-2-10

EXHIBIT C-1
FORM OF CLASS B THIRD PRIORITY SECURED FLOATING RATE NOTE DUE 2037
[REGULATION S] [RULE 144A] GLOBAL NOTE
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND NEITHER THE ISSUER NOR THE CO-ISSUER HAS BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (X) EITHER (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (2) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, A QIB OR AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR,” WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (Y) A “QUALIFIED PURCHASER” AS DEFINED IN SECTION 2(a)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A GLOBAL NOTE WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE CO-ISSUER, AS APPLICABLE, THE TRUSTEE, THE NOTE ADMINISTRATOR OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER AND THE CO-ISSUER, AS APPLICABLE, DETERMINE OR ARE NOTIFIED THAT THE HOLDER OF SUCH BENEFICIAL INTEREST IN SUCH GLOBAL NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF

Exh. C-1-1

SUCH INTEREST IN SUCH GLOBAL NOTE VOID AND REQUIRE THAT SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER AND THE CO-ISSUER, AS APPLICABLE.
ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE CO-ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE MAY NOT BE EXCHANGED OR TRANSFERRED IN WHOLE OR IN PART FOR A NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THAT DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.
PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE NOTE ADMINISTRATOR.
[AN INTEREST IN THIS NOTE MAY NOT BE HELD BY A PERSON THAT IS A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) AT ANY TIME. IN ADDITION, AN INTEREST IN THIS NOTE MAY BE HELD ONLY THROUGH EUROCLEAR OR CLEARSTREAM, LUXEMBOURG AT ANY TIME.]1
1     For Regulation S Global Note.

Exh. C-1-2

BRSP 2024-FL2, LTD.
BRSP 2024-FL2, LLC
CLASS B THIRD PRIORITY SECURED FLOATING RATE NOTE DUE 2037
No. [Reg. S][144A] -____    Up to
CUSIP No. [G1744AAC3]2[05613BAE3]3    U.S.$55,687,000
ISIN: [USG1744AAC39]4 [US05613BAE39]5
Each of BRSP 2024-FL2, LTD., a Cayman Islands exempted company with limited liability (the “Issuer”) and BRSP 2024-FL2, LLC, a Delaware limited liability company (the “Co-Issuer”) for value received, hereby promises to pay to CEDE & CO. or its registered assigns (a) upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum of up to FIFTY-FIVE MILLION, SIX HUNDRED AND EIGHTY-SEVEN THOUSAND United States Dollars (U.S.$55,687,000), or such other principal sum as is equal to the aggregate principal amount of the Class B Notes identified from time to time on the records of the Note Administrator and Schedule A hereto as being represented by this [Rule 144A] [Regulation S] Global Note, on the Payment Date occurring in August 2037 (the “Stated Maturity Date”), to the extent not previously paid, in accordance with the Indenture referred to below unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise and (b) the Class B Interest Distribution Amount allocable to this Note in accordance with the Indenture payable initially on September 19, 2024, and thereafter monthly on the 19th day of each month (or, if such day is not a Business Day, the preceding Business Day) (each, a “Payment Date”). Interest on the Class B Notes shall accrue at the Class B Rate and shall be computed on the basis of the actual number of days in the related Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.
The obligations of the Issuer and the Co-Issuer under this Note and the Indenture are limited recourse obligations of the Issuer and non-recourse obligations of the Co-Issuer payable solely from the Collateral pledged by the Issuer as security for the Offered Notes under the Indenture, and in the event the Collateral are insufficient to satisfy such obligations, any claims of the Holders of the Notes shall be extinguished, all in accordance with the Indenture.
The payment of interest on this Note is senior to the payments of the principal of, and interest on, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G Notes, the Class G-E Notes, the Class G-X Notes and the Preferred Shares. Except as set forth in the Indenture, the payment of principal of this Note is subordinate to the payments of principal of and interest on the Class A Notes and the Class A-S Notes and no payments of principal on the Class B Notes will be made until the
2     For Regulation S Global Note.
3     For Rule 144A Global Note.
4     For Regulation S Global Note.
5     For Rule 144A Global Note.

Exh. C-1-3

Class A Notes and the Class A-S Notes are paid in full. The principal of this Note shall be due and payable no later than the Stated Maturity Date unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise; provided, however, that, except as set forth in the Indenture, the payment of principal of this Note may only occur after principal on the Class A Notes and the Class A-S Notes has been paid in full and is subordinated to the payment on each Payment Date of the principal and interest due and payable on the Class A Notes and the Class A-S Notes and other amounts in accordance with the Priority of Payments, all in accordance with the Indenture.
Payments in respect of principal and interest and any other amounts due on any Payment Date on this Note shall be payable by the Trustee or a Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Trustee on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Notes Register, as provided in the Indenture.
Interest will cease to accrue on this Note, or in the case of a partial repayment, on such repaid part, from the date of repayment or the Stated Maturity Date, unless payment of principal is improperly withheld or unless an Event of Default occurs with respect to such payments of principal.
Notwithstanding the foregoing, the final payment of interest and principal due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent.
The Holder of this Note shall be treated as the owner hereof for all purposes.
Except as specifically provided herein and in the Indenture, neither the Issuer nor the Co-Issuer shall be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.
Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
This Note is one of a duly authorized issue of Class B Third Priority Secured Floating Rate Notes Due 2037, of the Issuer and the Co-Issuer (the “Class B Notes”), limited in aggregate principal amount to U.S.$55,687,000 issued under an indenture dated as of August 15, 2024 (the “Indenture”) by and among the Issuer, the Co-Issuer, BrightSpire Capital Advancing Agent, LLC, as advancing agent, Wilmington Trust, National Association, as trustee (in such capacity and together with any successor trustee permitted under the Indenture, the “Trustee”), and Computershare Trust Company, National Association, as note administrator and as custodian.

Exh. C-1-4

Also authorized under the Indenture are (a) U.S.$367,875,000 Class A Senior Secured Floating Rate Notes Due 2037 (the “Class A Notes”), (b) U.S.$74,250,000 Class A-S Second Priority Secured Floating Rate Notes Due 2037 (the “Class A-S Notes”), (c) U.S.$43,875,000 Class C Fourth Priority Secured Floating Rate Notes Due 2037 (the “Class C Notes”), (d) U.S.$27,000,000 Class D Fifth Priority Secured Floating Rate Notes Due 2037 (the “Class D Notes”), (e) U.S.$15,188,000 Class E Sixth Priority Secured Floating Rate Notes Due 2037 (the “Class E Notes”), (f) U.S.$30,375,000 Class F Seventh Priority Floating Rate Notes Due 20376 (the “Class F Notes”) and (g) U.S.$18,562,000 Class G Eighth Priority Floating Rate Notes Due 20376 (the “Class G Notes” and, together with the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G-E Notes and the Class G-X Notes, the “Notes”).
Concurrently with the issuance of the Notes, the Issuer also will issue preferred shares (the “Preferred Shares”), under the Issuer’s memorandum and articles of association as part of its issued share capital.
Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Advancing Agent, the Holders of the Notes and the Preferred Shares and the terms upon which the Notes and the Preferred Shares are, and are to be, executed, authenticated and delivered.
Payments of principal of the Class B Notes shall be payable in accordance with Section 11.1(a) of the Indenture.
Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.
Pursuant to Section 9.1(a) of the Indenture, the Notes are subject to redemption by the Issuer and, as applicable, the Co-Issuer, at the direction of the Collateral Manager, in whole but not in part, at a price equal to the applicable Redemption Price, upon notice given in the manner provided in the Indenture, on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Offered Notes has been reduced to 10% or less of the Aggregate Outstanding Amount of the Offered Notes on the Closing Date; provided that the funds available to be used for such redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(b) of the Indenture, the Notes shall be redeemable, in whole but not in part, by the Issuer, and, as applicable, the Co-Issuer, at their applicable Redemption Prices, upon the occurrence of a Tax Event, if the Tax Materiality Condition is satisfied, at the direction
6     At any time on or after the Initial MASCOT Note Issuance Date, all or a portion of (i) the Class F Notes may be exchanged for proportionate interests in the Class F-E Notes (the “Class F-E Notes”) and the Class F-X Notes (the “Class F-X Notes”) and vice versa, and (ii) the Class G Notes may be exchanged for proportionate interests in the Class G-E Notes (the “Class G-E Notes”) and the Class G-X Notes (the “Class G-X Notes”) and vice versa.

Exh. C-1-5

of the Majority of Preferred Shareholders; provided that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(c) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date after the end of the Non-Call Period at the direction in writing of the Majority of Preferred Shareholders.
Pursuant to Section 9.1(d) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date occurring in February, May, August and November in each year, beginning on the Payment Date occurring in August 2034, upon the occurrence of a Successful Auction Call.
Notes for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest on the applicable Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest thereon).
Pursuant to Section 9.5 of the Indenture, if any of the Note Protection Tests applicable to any Class of Notes is not satisfied as of any Determination Date, the Offered Notes shall be redeemed in accordance with the Priority of Payments set forth in the Indenture, in an amount necessary, and only to the extent necessary, for the Note Protection Tests to be satisfied.
If an Event of Default shall occur and be continuing, the Class B Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.
At any time after a declaration of acceleration of Maturity of the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as provided in the Indenture, a Majority of each Class of Offered Notes (voting as a separate Class), or if no Class of Offered Notes is outstanding, a majority by outstanding principal amount, of the Class F Notes and the Class F-E Notes or, if no Class of Offered Notes, Class F Notes or Class F-E Notes are outstanding, a majority by outstanding principal amount, of the Class G Notes and the Class G-E Notes, other than with respect to an Event of Default specified in Section 5.1(d), 5.1(f), 5.1(g) or 5.1(i) of the Indenture, by written notice to the Issuer, the Co-Issuer and the Trustee, may rescind and annul such declaration and its consequences if certain conditions set forth in the Indenture are satisfied.
The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.
The Notes are issuable in minimum denominations of U.S.$100,000 and integral multiples of $500 in excess thereof.

Exh. C-1-6

The principal of each Note shall be payable on the Stated Maturity Date, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.
The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture and the term “Co-Issuer” as used in this Note includes any successor-in-interest to the Co-Issuer under the Indenture.
Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt for U.S. federal income tax purposes.
In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any statements in the final offering memorandum relating to such Notes and any representations expressly set forth in a written agreement with such party; and (C) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Note Administrator, the Trustee, or any of their respective affiliates.
Each Holder, by its acquisition of an interest in the Notes, shall be deemed to have represented to the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Collateral Manager and their counsel that either (A) no part of the funds being used to pay the purchase price for such Notes constitutes an asset of any “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”)) that is subject to Section 4975 of the Code or any other employee benefit plan that is subject to any federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”), or any entity whose underlying assets are deemed to include “plan assets” by reason of such a plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”), or (B) its purchase and holding of the Transferred Notes do not and will not constitute or give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or in the case of any Plan subject to Similar Law, will not constitute or result in a violation of Similar Law.

Exh. C-1-7

Title to Notes shall pass by registration in the Register kept by the Note Administrator, acting through its Corporate Trust Office.
No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee, to the Note Administrator or to the Holder hereof is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
THE HOLDER OF THIS NOTE AGREES NOT TO CAUSE THE FILING OF A PETITION IN BANKRUPTCY AGAINST THE ISSUER, THE CO-ISSUER OR ANY PERMITTED SUBSIDIARY IN ANY APPLICABLE OR RELEVANT JURISDICTION UNTIL AT LEAST ONE YEAR AND ONE DAY (OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT), AFTER THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.
AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. IN THE CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE INDENTURE AND THE NOTES, THE INDENTURE SHALL GOVERN.

Exh. C-1-8

IN WITNESS WHEREOF, the Co-Issuers have caused this Note to be duly executed.
Dated as of August 15, 2024
BRSP 2024-FL2, LTD., as Issuer

By:
Name:
Title:

BRSP 2024-FL2, LLC, as Co-Issuer

By:
Name:
Title:

Exh. C-1-9

CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Indenture.
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Note Administrator

By:
Name:
Title:

Exh. C-1-10

ASSIGNMENT FORM
For value received _______________________________
hereby sell, assign and transfer unto
________________________________________

________________________________________
Please insert social security or
other identifying number of assignee
Please print or type name
and address, including zip code,
of assignee:
__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________
the within Note and does hereby irrevocably constitute and appoint ____________________ Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Note)

Exh. C-1-11

SCHEDULE A
EXCHANGES IN GLOBAL NOTES
This Note shall be issued in the original principal balance of U.S.$[ó] on the Closing Date. The following exchanges of a part of this [Rule 144A][Regulation S] Global Note have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Note Administrator or securities Custodian

Exh. C-1-12

EXHIBIT C-2
FORM OF CLASS B THIRD PRIORITY SECURED FLOATING RATE NOTE DUE 2037 DEFINITIVE NOTE
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND NEITHER THE ISSUER NOR THE CO-ISSUER HAS BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (X) EITHER (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (2) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, A QIB OR AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR,” WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (Y) A “QUALIFIED PURCHASER” AS DEFINED IN SECTION 2(a)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A DEFINITIVE NOTE WILL BE REQUIRED TO MAKE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE CO-ISSUER, AS APPLICABLE, THE TRUSTEE, THE NOTE ADMINISTRATOR OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER AND THE CO-ISSUER, AS APPLICABLE, DETERMINE OR ARE NOTIFIED THAT THE HOLDER OF THIS NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF THIS NOTE VOID AND REQUIRE THAT THIS NOTE BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER AND THE CO-ISSUER, AS APPLICABLE.

Exh. C-2-1

BRSP 2024-FL2, LTD.
BRSP 2024-FL2, LLC
CLASS B THIRD PRIORITY SECURED
FLOATING RATE NOTE DUE 2037
No. IAI - ____
CUSIP No. [ó]    U.S.$[ó]
ISIN: [ó]
Each of BRSP 2024-FL2, LTD., a Cayman Islands exempted company with limited liability (the “Issuer”) and BRSP 2024-FL2, LLC, a Delaware limited liability company (the “Co-Issuer”) for value received, hereby promises to pay to [_______] or its registered assigns (a) upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum of [_______] United States Dollars (U.S.$[_]) on the Payment Date occurring in August 2037 (the “Stated Maturity Date”), to the extent not previously paid, in accordance with the Indenture referred to below unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise and (b) the Class B Interest Distribution Amount allocable to this Note in accordance with the Indenture payable initially on September 19, 2024, and thereafter monthly on the 19th day of each month (or, if such day is not a Business Day, the preceding Business Day) (each, a “Payment Date”). Interest on the Class B Notes shall accrue at the Class B Rate and shall be computed on the basis of the actual number of days in the related Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.
The obligations of the Issuer and the Co-Issuer under this Note and the Indenture are limited recourse obligations of the Issuer and non-recourse obligations of the Co-Issuer payable solely from the Collateral pledged by the Issuer as security for the Offered Notes under the Indenture, and in the event the Collateral are insufficient to satisfy such obligations, any claims of the Holders of the Notes shall be extinguished, all in accordance with the Indenture.
The payment of interest on this Note is senior to the payments of the principal of, and interest on, the Class C Notes, the Class D Notes, the Class E Notes, the Class F-E Notes, the Class F-X Notes, the Class G Notes, the Class G-E Notes, the Class G-X Notes and the Preferred Shares. Except as set forth in the Indenture, the payment of principal of this Note is subordinate to the payments of principal of and interest on the Class A Notes and the Class A-S Notes and no payments of principal on the Class B Notes will be made until the Class A Notes and the Class A-S Notes are paid in full. The principal of this Note shall be due and payable no later than the Stated Maturity Date unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise; provided, however, that, except as set forth in the Indenture, the payment of principal of this Note may only occur after principal on the Class A Notes and the Class A-S Notes has been paid in full and is subordinated to the payment on each Payment Date of the principal and interest due and

Exh. C-2-2

payable on the Class A Notes and the Class A-S Notes and other amounts in accordance with the Priority of Payments, all in accordance with the Indenture.
Payments in respect of principal and interest and any other amounts due on any Payment Date on this Note shall be payable by the Trustee or a Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Trustee on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Notes Register, as provided in the Indenture.
Interest will cease to accrue on this Note, or in the case of a partial repayment, on such repaid part, from the date of repayment or the Stated Maturity Date, unless payment of principal is improperly withheld or unless an Event of Default occurs with respect to such payments of principal.
Notwithstanding the foregoing, the final payment of interest and principal due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent.
The Holder of this Note shall be treated as the owner hereof for all purposes.
Except as specifically provided herein and in the Indenture, neither the Issuer nor the Co-Issuer shall be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.
Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
This Note is one of a duly authorized issue of Class B Third Priority Secured Floating Rate Notes Due 2037, of the Issuer and the Co-Issuer (the “Class B Notes”), limited in aggregate principal amount to U.S.$55,687,000 issued under an indenture dated as of August 15, 2024 (the “Indenture”) by and among the Issuer, the Co-Issuer, BrightSpire Capital Advancing Agent, LLC, as advancing agent, Wilmington Trust, National Association, as trustee (in such capacity and together with any successor trustee permitted under the Indenture, the “Trustee”), and Computershare Trust Company, National Association, as note administrator and as custodian. Also authorized under the Indenture are (a) U.S.$367,875,000 Class A Senior Secured Floating Rate Notes Due 2037 (the “Class A Notes”), (b) U.S.$74,250,000 Class A-S Second Priority Secured Floating Rate Notes Due 2037 (the “Class A-S Notes”), (c) U.S.$43,875,000 Class C Fourth Priority Secured Floating Rate Notes Due 2037 (the “Class C Notes”), (d) U.S.$27,000,000 Class D Fifth Priority Secured Floating Rate Notes Due 2037 (the “Class D Notes”), (e) U.S.$15,188,000 Class E Sixth Priority Secured Floating Rate Notes Due 2037 (the

Exh. C-2-3

“Class E Notes”), (f) U.S.$30,375,000 Class F Seventh Priority Floating Rate Notes Due 20371 (the “Class F Notes”) and (g) U.S.$18,562,000 Class G Eighth Priority Floating Rate Notes Due 20371 (the “Class G Notes” and, together with the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G-E Notes and the Class G-X Notes, the “Notes”).
Concurrently with the issuance of the Notes, the Issuer also will issue preferred shares (the “Preferred Shares”), under the Issuer’s memorandum and articles of association as part of its issued share capital.
Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Advancing Agent, the Holders of the Notes and the Preferred Shares and the terms upon which the Notes and the Preferred Shares are, and are to be, executed, authenticated and delivered.
Payments of principal of the Class B Notes shall be payable in accordance with Section 11.1(a) of the Indenture.
Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.
Pursuant to Section 9.1(a) of the Indenture, the Notes are subject to redemption by the Issuer and, as applicable, the Co-Issuer, at the direction of the Collateral Manager, in whole but not in part, at a price equal to the applicable Redemption Price, upon notice given in the manner provided in the Indenture, on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Offered Notes has been reduced to 10% or less of the Aggregate Outstanding Amount of the Offered Notes on the Closing Date; provided that the funds available to be used for such redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(b) of the Indenture, the Notes shall be redeemable, in whole but not in part, by the Issuer, and, as applicable, the Co-Issuer, at their applicable Redemption Prices, upon the occurrence of a Tax Event, if the Tax Materiality Condition is satisfied, at the direction of the Majority of Preferred Shareholders; provided that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(c) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date after the end of the Non-Call Period at the direction in writing of the Majority of Preferred Shareholders.
1     At any time on or after the Initial MASCOT Note Issuance Date, all or a portion of (i) the Class F Notes may be exchanged for proportionate interests in the Class F-E Notes (the “Class F-E Notes”) and the Class F-X Notes (the “Class F-X Notes”) and vice versa, and (ii) the Class G Notes may be exchanged for proportionate interests in the Class G-E Notes (the “Class G-E Notes”) and the Class G-X Notes (the “Class G-X Notes”) and vice versa.

Exh. C-2-4

Pursuant to Section 9.1(d) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date occurring in February, May, August and November in each year, beginning on the Payment Date occurring in August 2034, upon the occurrence of a Successful Auction Call.
Notes for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest on the applicable Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest thereon).
Pursuant to Section 9.5 of the Indenture, if any of the Note Protection Tests applicable to any Class of Notes is not satisfied as of any Determination Date, the Offered Notes shall be redeemed in accordance with the Priority of Payments set forth in the Indenture, in an amount necessary, and only to the extent necessary, for the Note Protection Tests to be satisfied.
If an Event of Default shall occur and be continuing, the Class B Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.
At any time after a declaration of acceleration of Maturity of the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as provided in the Indenture, a Majority of each Class of Offered Notes (voting as a separate Class), or if no Class of Offered Notes is outstanding, a majority by outstanding principal amount, of the Class F Notes and the Class F-E Notes or, if no Class of Offered Notes, Class F Notes or Class F-E Notes are outstanding, a majority by outstanding principal amount, of the Class G Notes and the Class G-E Notes, other than with respect to an Event of Default specified in Section 5.1(d), 5.1(f), 5.1(g) or 5.1(i) of the Indenture, by written notice to the Issuer, the Co-Issuer and the Trustee, may rescind and annul such declaration and its consequences if certain conditions set forth in the Indenture are satisfied.
The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.
The Notes are issuable in minimum denominations of U.S.$100,000 and integral multiples of $500 in excess thereof.
The principal of each Note shall be payable on the Stated Maturity Date, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.
The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture and the term “Co-Issuer” as used in this Note includes any successor-in-interest to the Co-Issuer under the Indenture.
Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt for U.S. federal income tax purposes.

Exh. C-2-5

In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any statements in the final offering memorandum relating to such Notes and any representations expressly set forth in a written agreement with such party; and (C) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Note Administrator, the Trustee, or any of their respective affiliates.
Each Holder, by its acquisition of an interest in the Notes, shall be deemed to have represented to the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Collateral Manager and their counsel that either (A) no part of the funds being used to pay the purchase price for such Notes constitutes an asset of any “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”)) that is subject to Section 4975 of the Code or any other employee benefit plan that is subject to any federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”), or any entity whose underlying assets are deemed to include “plan assets” by reason of such a plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”), or (B) its purchase and holding of the Transferred Notes do not and will not constitute or give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or in the case of any Plan subject to Similar Law, will not constitute or result in a violation of Similar Law.
Title to Notes shall pass by registration in the Register kept by the Note Administrator, acting through its Corporate Trust Office.
No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee, to the Note Administrator or to the Holder hereof is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy

Exh. C-2-6

hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
THE HOLDER OF THIS NOTE AGREES NOT TO CAUSE THE FILING OF A PETITION IN BANKRUPTCY AGAINST THE ISSUER, THE CO-ISSUER OR ANY PERMITTED SUBSIDIARY IN ANY APPLICABLE OR RELEVANT JURISDICTION UNTIL AT LEAST ONE YEAR AND ONE DAY (OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT), AFTER THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.
AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. IN THE CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE INDENTURE AND THE NOTES, THE INDENTURE SHALL GOVERN.

Exh. C-2-7

IN WITNESS WHEREOF, the Co-Issuers have caused this Note to be duly executed.
Dated as of August 15, 2024
BRSP 2024-FL2, LTD., as Issuer

By:
Name:
Title:
BRSP 2024-FL2, LLC, as Co-Issuer

By:
Name:
Title:

Exh. C-2-8

CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Indenture.
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Note Administrator

By:
Name:
Title:

Exh. C-2-9

ASSIGNMENT FORM
For value received _______________________________
hereby sell, assign and transfer unto
________________________________________

________________________________________
Please insert social security or
other identifying number of assignee
Please print or type name
and address, including zip code,
of assignee:
__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________
the within Note and does hereby irrevocably constitute and appoint ____________________ Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Note)

Exh. C-2-10

EXHIBIT D-1
FORM OF CLASS C FOURTH PRIORITY SECURED FLOATING RATE NOTE DUE 2037
[REGULATION S] [RULE 144A] GLOBAL NOTE
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND NEITHER THE ISSUER NOR THE CO-ISSUER HAS BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (X) EITHER (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (2) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, A QIB OR AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR,” WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (Y) A “QUALIFIED PURCHASER” AS DEFINED IN SECTION 2(a)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A GLOBAL NOTE WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE CO-ISSUER, AS APPLICABLE, THE TRUSTEE, THE NOTE ADMINISTRATOR OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER AND THE CO-ISSUER, AS APPLICABLE, DETERMINE OR ARE NOTIFIED THAT THE HOLDER OF SUCH BENEFICIAL INTEREST IN SUCH GLOBAL NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF

Exh. D-1-1

SUCH INTEREST IN SUCH GLOBAL NOTE VOID AND REQUIRE THAT SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER AND THE CO-ISSUER, AS APPLICABLE.
ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE CO-ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE MAY NOT BE EXCHANGED OR TRANSFERRED IN WHOLE OR IN PART FOR A NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THAT DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.
PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE NOTE ADMINISTRATOR.
[AN INTEREST IN THIS NOTE MAY NOT BE HELD BY A PERSON THAT IS A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) AT ANY TIME. IN ADDITION, AN INTEREST IN THIS NOTE MAY BE HELD ONLY THROUGH EUROCLEAR OR CLEARSTREAM, LUXEMBOURG AT ANY TIME.]1
1     For Regulation S Global Note.

Exh. D-1-2

BRSP 2024-FL2, LTD.
BRSP 2024-FL2, LLC
CLASS C FOURTH PRIORITY SECURED FLOATING RATE NOTE DUE 2037
No. [Reg. S][144A] -____    Up to
CUSIP No. [G1744AAD1]2[05613BAG8]3    U.S.$43,875,000
ISIN: [USG1744AAD12]4 [US05613BAG86]5
Each of BRSP 2024-FL2, LTD., a Cayman Islands exempted company with limited liability (the “Issuer”) and BRSP 2024-FL2, LLC, a Delaware limited liability company (the “Co-Issuer”) for value received, hereby promises to pay to CEDE & CO. or its registered assigns (a) upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum of up to FORTY-THREE MILLION, EIGHT HUNDRED AND SEVENTH FIVE THOUSAND United States Dollars (U.S.$43,875,000), or such other principal sum as is equal to the aggregate principal amount of the Class C Notes identified from time to time on the records of the Note Administrator and Schedule A hereto as being represented by this [Rule 144A] [Regulation S] Global Note, on the Payment Date occurring in August 2037 (the “Stated Maturity Date”), to the extent not previously paid, in accordance with the Indenture referred to below unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise and (b) the Class C Interest Distribution Amount allocable to this Note in accordance with the Indenture payable initially on September 19, 2024, and thereafter monthly on the 19th day of each month (or, if such day is not a Business Day, the preceding Business Day) (each, a “Payment Date”). Interest on the Class C Notes shall accrue at the Class C Rate and shall be computed on the basis of the actual number of days in the related Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.
The obligations of the Issuer and the Co-Issuer under this Note and the Indenture are limited recourse obligations of the Issuer and non-recourse obligations of the Co-Issuer payable solely from the Collateral pledged by the Issuer as security for the Offered Notes under the Indenture, and in the event the Collateral are insufficient to satisfy such obligations, any claims of the Holders of the Notes shall be extinguished, all in accordance with the Indenture.
The payment of interest on this Note is senior to the payments of the principal of, and interest on, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G Notes, the Class G-E Notes, the Class G-X Notes and the Preferred Shares. Except as set forth in the Indenture, the payment of principal of this Note is subordinate to the payments of principal of and interest on the Class A Notes, the Class A-S Notes and the Class B Notes and no payments of principal on the Class C Notes will be made until the Class A
2     For Regulation S Global Note.
3     For Rule 144A Global Note.
4     For Regulation S Global Note.
5     For Rule 144A Global Note.

Exh. D-1-3

Notes, the Class A-S Notes and the Class B Notes are paid in full. The principal of this Note shall be due and payable no later than the Stated Maturity Date unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise; provided, however, that, except as set forth in the Indenture, the payment of principal of this Note may only occur after principal on the Class A Notes, the Class A-S Notes and the Class B Notes has been paid in full and is subordinated to the payment on each Payment Date of the principal and interest due and payable on the Class A Notes, the Class A-S Notes and the Class B Notes and other amounts in accordance with the Priority of Payments, all in accordance with the Indenture.
Payments in respect of principal and interest and any other amounts due on any Payment Date on this Note shall be payable by the Trustee or a Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Trustee on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Notes Register, as provided in the Indenture.
Interest will cease to accrue on this Note, or in the case of a partial repayment, on such repaid part, from the date of repayment or the Stated Maturity Date, unless payment of principal is improperly withheld or unless an Event of Default occurs with respect to such payments of principal.
Notwithstanding the foregoing, the final payment of interest and principal due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent.
The Holder of this Note shall be treated as the owner hereof for all purposes.
Except as specifically provided herein and in the Indenture, neither the Issuer nor the Co-Issuer shall be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.
Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
This Note is one of a duly authorized issue of Class C Fourth Priority Secured Floating Rate Notes Due 2037, of the Issuer and the Co-Issuer (the “Class C Notes”), limited in aggregate principal amount to U.S.$43,875,000 issued under an indenture dated as of August 15, 2024 (the “Indenture”) by and among the Issuer, the Co-Issuer, BrightSpire Capital Advancing Agent, LLC, as advancing agent, Wilmington Trust, National Association, as trustee (in such capacity and together with any successor trustee permitted under the Indenture, the “Trustee”), and

Exh. D-1-4

Computershare Trust Company, National Association, as note administrator and as custodian. Also authorized under the Indenture are (a)  U.S.$367,875,000 Class A Senior Secured Floating Rate Notes Due 2037 (the “Class A Notes”), (b) U.S.$74,250,000 Class A-S Second Priority Secured Floating Rate Notes Due 2037 (the “Class A-S Notes”), (c) U.S.$55,687,000 Class B Third Priority Secured Floating Rate Notes Due 2037 (the “Class B Notes”), (d) U.S.$27,000,000 Class D Fifth Priority Secured Floating Rate Notes Due 2037 (the “Class D Notes”), (e) U.S.$15,188,000 Class E Sixth Priority Secured Floating Rate Notes Due 2037 (the “Class E Notes”), (f) U.S.$30,375,000 Class F Seventh Priority Floating Rate Notes Due 20376 (the “Class F Notes”) and (g) U.S.$18,562,000 Class G Eighth Priority Floating Rate Notes Due 20376 (the “Class G Notes” and, together with the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G-E Notes and the Class G-X Notes, the “Notes”).
Concurrently with the issuance of the Notes, the Issuer also will issue preferred shares (the “Preferred Shares”), under the Issuer’s memorandum and articles of association as part of its issued share capital.
Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Advancing Agent, the Holders of the Notes and the Preferred Shares and the terms upon which the Notes and the Preferred Shares are, and are to be, executed, authenticated and delivered.
Payments of principal of the Class C Notes shall be payable in accordance with Section 11.1(a) of the Indenture.
Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.
Pursuant to Section 9.1(a) of the Indenture, the Notes are subject to redemption by the Issuer and, as applicable, the Co-Issuer, at the direction of the Collateral Manager, in whole but not in part, at a price equal to the applicable Redemption Price, upon notice given in the manner provided in the Indenture, on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Offered Notes has been reduced to 10% or less of the Aggregate Outstanding Amount of the Offered Notes on the Closing Date; provided that the funds available to be used for such redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(b) of the Indenture, the Notes shall be redeemable, in whole but not in part, by the Issuer, and, as applicable, the Co-Issuer, at their applicable Redemption Prices, upon the occurrence of a Tax Event, if the Tax Materiality Condition is satisfied, at the direction
6     At any time on or after the Initial MASCOT Note Issuance Date, all or a portion of (i) the Class F Notes may be exchanged for proportionate interests in the Class F-E Notes (the “Class F-E Notes”) and the Class F-X Notes (the “Class F-X Notes”) and vice versa, and (ii) the Class G Notes may be exchanged for proportionate interests in the Class G-E Notes (the “Class G-E Notes”) and the Class G-X Notes (the “Class G-X Notes”) and vice versa.

Exh. D-1-5

of the Majority of Preferred Shareholders; provided that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(c) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date after the end of the Non-Call Period at the direction in writing of the Majority of Preferred Shareholders.
Pursuant to Section 9.1(d) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date occurring in February, May, August and November in each year, beginning on the Payment Date occurring in August 2034, upon the occurrence of a Successful Auction Call.
Notes for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest on the applicable Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest thereon).
Pursuant to Section 9.5 of the Indenture, if any of the Note Protection Tests applicable to any Class of Notes is not satisfied as of any Determination Date, the Offered Notes shall be redeemed in accordance with the Priority of Payments set forth in the Indenture, in an amount necessary, and only to the extent necessary, for the Note Protection Tests to be satisfied.
If an Event of Default shall occur and be continuing, the Class C Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.
At any time after a declaration of acceleration of Maturity of the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as provided in the Indenture, a Majority of each Class of Offered Notes (voting as a separate Class), or if no Class of Offered Notes is outstanding, a majority by outstanding principal amount, of the Class F Notes and the Class F-E Notes or, if no Class of Offered Notes, Class F Notes or Class F-E Notes are outstanding, a majority by outstanding principal amount, of the Class G Notes and the Class G-E Notes, other than with respect to an Event of Default specified in Section 5.1(d), 5.1(f), 5.1(g) or 5.1(i) of the Indenture, by written notice to the Issuer, the Co-Issuer and the Trustee, may rescind and annul such declaration and its consequences if certain conditions set forth in the Indenture are satisfied.The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.
The Notes are issuable in minimum denominations of U.S.$100,000 and integral multiples of $500 in excess thereof.

Exh. D-1-6

The principal of each Note shall be payable on the Stated Maturity Date, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.
The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture and the term “Co-Issuer” as used in this Note includes any successor-in-interest to the Co-Issuer under the Indenture.
Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt for U.S. federal income tax purposes.
In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any statements in the final offering memorandum relating to such Notes and any representations expressly set forth in a written agreement with such party; and (C) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Note Administrator, the Trustee, or any of their respective affiliates.
Each Holder, by its acquisition of an interest in the Notes, shall be deemed to have represented to the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Collateral Manager and their counsel that either (A) no part of the funds being used to pay the purchase price for such Notes constitutes an asset of any “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”)) that is subject to Section 4975 of the Code or any other employee benefit plan that is subject to any federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”), or any entity whose underlying assets are deemed to include “plan assets” by reason of such a plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”), or (B) its purchase and holding of the Transferred Notes do not and will not constitute or give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or in the case of any Plan subject to Similar Law, will not constitute or result in a violation of Similar Law.

Exh. D-1-7

Title to Notes shall pass by registration in the Register kept by the Note Administrator, acting through its Corporate Trust Office.
No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee, to the Note Administrator or to the Holder hereof is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
THE HOLDER OF THIS NOTE AGREES NOT TO CAUSE THE FILING OF A PETITION IN BANKRUPTCY AGAINST THE ISSUER, THE CO-ISSUER OR ANY PERMITTED SUBSIDIARY IN ANY APPLICABLE OR RELEVANT JURISDICTION UNTIL AT LEAST ONE YEAR AND ONE DAY (OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT), AFTER THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.
AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. IN THE CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE INDENTURE AND THE NOTES, THE INDENTURE SHALL GOVERN.

Exh. D-1-8

IN WITNESS WHEREOF, the Co-Issuers have caused this Note to be duly executed.
Dated as of August 15, 2024
BRSP 2024-FL2, LTD., as Issuer

By:
Name:
Title:

BRSP 2024-FL2, LLC, as Co-Issuer

By:
Name:
Title:

Exh. D-1-9

CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Indenture.
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Note Administrator

By:
Name:
Title:

Exh. D-1-10

ASSIGNMENT FORM
For value received _______________________________
hereby sell, assign and transfer unto
________________________________________

________________________________________
Please insert social security or
other identifying number of assignee
Please print or type name
and address, including zip code,
of assignee:
__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________
the within Note and does hereby irrevocably constitute and appoint ____________________ Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Note)

Exh. D-1-11

SCHEDULE A
EXCHANGES IN GLOBAL NOTES
This Note shall be issued in the original principal balance of U.S.$[ó] on the Closing Date. The following exchanges of a part of this [Rule 144A][Regulation S] Global Note have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Note Administrator or securities Custodian

Exh. D-1-12

    EXHIBIT D-2
FORM OF CLASS C FOURTH PRIORITY SECURED FLOATING RATE NOTE DUE 2037 DEFINITIVE NOTE
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND NEITHER THE ISSUER NOR THE CO-ISSUER HAS BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (X) EITHER (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (2) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, A QIB OR AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR,” WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (Y) A “QUALIFIED PURCHASER” AS DEFINED IN SECTION 2(a)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A DEFINITIVE NOTE WILL BE REQUIRED TO MAKE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE CO-ISSUER, AS APPLICABLE, THE TRUSTEE, THE NOTE ADMINISTRATOR OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER AND THE CO-ISSUER, AS APPLICABLE, DETERMINE OR ARE NOTIFIED THAT THE HOLDER OF THIS NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF THIS NOTE VOID AND REQUIRE THAT THIS NOTE BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER AND THE CO-ISSUER, AS APPLICABLE.

Exh. D-2-1

BRSP 2024-FL2, LTD.
BRSP 2024-FL2, LLC
CLASS C FOURTH PRIORITY SECURED
FLOATING RATE NOTE DUE 2037
No. IAI - ____
CUSIP No. [ó]    U.S.$[ó]
ISIN: [ó]
Each of BRSP 2024-FL2, LTD., a Cayman Islands exempted company with limited liability (the “Issuer”) and BRSP 2024-FL2, LLC, a Delaware limited liability company (the “Co-Issuer”) for value received, hereby promises to pay to [_______] or its registered assigns (a) upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum of [________] United States Dollars (U.S.$[_]) on the Payment Date occurring in August 2037 (the “Stated Maturity Date”), to the extent not previously paid, in accordance with the Indenture referred to below unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise and (b) the Class C Interest Distribution Amount allocable to this Note in accordance with the Indenture payable initially on September 19, 2024, and thereafter monthly on the 19th day of each month (or, if such day is not a Business Day, the preceding Business Day) (each, a “Payment Date”). Interest on the Class C Notes shall accrue at the Class C Rate and shall be computed on the basis of the actual number of days in the related Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.
The obligations of the Issuer and the Co-Issuer under this Note and the Indenture are limited recourse obligations of the Issuer and non-recourse obligations of the Co-Issuer payable solely from the Collateral pledged by the Issuer as security for the Offered Notes under the Indenture, and in the event the Collateral are insufficient to satisfy such obligations, any claims of the Holders of the Notes shall be extinguished, all in accordance with the Indenture.
The payment of interest on this Note is senior to the payments of the principal of, and interest on, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G Notes, the Class G-E Notes, the Class G-X Notes and the Preferred Shares. Except as set forth in the Indenture, the payment of principal of this Note is subordinate to the payments of principal of and interest on the Class A Notes, the Class A-S Notes and the Class C Notes and no payments of principal on the Class C Notes will be made until the Class A Notes, the Class A-S Notes and the Class B Notes are paid in full. The principal of this Note shall be due and payable no later than the Stated Maturity Date unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise; provided, however, that, except as set forth in the Indenture, the payment of principal of this Note may only occur after principal on the Class A Notes, the Class A-S Notes and the Class B has been paid in full and is subordinated to the payment on each Payment Date of the principal and interest due and payable on the Class A Notes, the Class A-S

Exh. D-2-2

Notes and the Class B Notes and other amounts in accordance with the Priority of Payments, all in accordance with the Indenture.
Payments in respect of principal and interest and any other amounts due on any Payment Date on this Note shall be payable by the Trustee or a Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Trustee on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Notes Register, as provided in the Indenture.
Interest will cease to accrue on this Note, or in the case of a partial repayment, on such repaid part, from the date of repayment or the Stated Maturity Date, unless payment of principal is improperly withheld or unless an Event of Default occurs with respect to such payments of principal.
Notwithstanding the foregoing, the final payment of interest and principal due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent.
The Holder of this Note shall be treated as the owner hereof for all purposes.
Except as specifically provided herein and in the Indenture, neither the Issuer nor the Co-Issuer shall be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.
Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
This Note is one of a duly authorized issue of Class C Fourth Priority Secured Floating Rate Notes Due 2037, of the Issuer and the Co-Issuer (the “Class C Notes”), limited in aggregate principal amount to U.S.$43,875,000 issued under an indenture dated as of August 15, 2024 (the “Indenture”) by and among the Issuer, the Co-Issuer, BrightSpire Capital Advancing Agent, LLC, as advancing agent, Wilmington Trust, National Association, as trustee (in such capacity and together with any successor trustee permitted under the Indenture, the “Trustee”), and Computershare Trust Company, National Association, as note administrator and as custodian. Also authorized under the Indenture are (a) U.S.$367,875,000 Class A Senior Secured Floating Rate Notes Due 2037 (the “Class A Notes”), (b) U.S.$74,250,000 Class A-S Second Priority Secured Floating Rate Notes Due 2037 (the “Class A-S Notes”), (c) U.S.$55,687,000 Class B Third Priority Secured Floating Rate Notes Due 2037 (the “Class B Notes”), (d) U.S.$27,000,000 Class D Fifth Priority Secured Floating Rate Notes Due 2037 (the “Class D Notes”), (e) U.S.$15,188,000 Class E Sixth Priority Secured Floating Rate Notes Due 2037 (the

Exh. D-2-3

“Class E Notes”), (f) U.S.$30,375,000 Class F Seventh Priority Floating Rate Notes Due 20371 (the “Class F Notes”) and (g) U.S.$18,562,000 Class G Eighth Priority Floating Rate Notes Due 20371 (the “Class G Notes” and, together with the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G-E Notes and the Class G-X Notes, the “Notes”).
Concurrently with the issuance of the Notes, the Issuer also will issue preferred shares (the “Preferred Shares”), under the Issuer’s memorandum and articles of association as part of its issued share capital.
Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Advancing Agent, the Holders of the Notes and the Preferred Shares and the terms upon which the Notes and the Preferred Shares are, and are to be, executed, authenticated and delivered.
Payments of principal of the Class C Notes shall be payable in accordance with Section 11.1(a) of the Indenture.
Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.
Pursuant to Section 9.1(a) of the Indenture, the Notes are subject to redemption by the Issuer and, as applicable, the Co-Issuer, at the direction of the Collateral Manager, in whole but not in part, at a price equal to the applicable Redemption Price, upon notice given in the manner provided in the Indenture, on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Offered Notes has been reduced to 10% or less of the Aggregate Outstanding Amount of the Offered Notes on the Closing Date; provided that the funds available to be used for such redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(b) of the Indenture, the Notes shall be redeemable, in whole but not in part, by the Issuer, and, as applicable, the Co-Issuer, at their applicable Redemption Prices, upon the occurrence of a Tax Event, if the Tax Materiality Condition is satisfied, at the direction of the Majority of Preferred Shareholders; provided that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(c) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the
1     At any time on or after the Initial MASCOT Note Issuance Date, all or a portion of (i) the Class F Notes may be exchanged for proportionate interests in the Class F-E Notes (the “Class F-E Notes”) and the Class F-X Notes (the “Class F-X Notes”) and vice versa, and (ii) the Class G Notes may be exchanged for proportionate interests in the Class G-E Notes (the “Class G-E Notes”) and the Class G-X Notes (the “Class G-X Notes”) and vice versa.

Exh. D-2-4

applicable Redemption Prices for the Securities on any Payment Date after the end of the Non-Call Period at the direction in writing of the Majority of Preferred Shareholders.
Pursuant to Section 9.1(d) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date occurring in February, May, August and November in each year, beginning on the Payment Date occurring in August 2034, upon the occurrence of a Successful Auction Call.
Notes for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest on the applicable Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest thereon).
Pursuant to Section 9.5 of the Indenture, if any of the Note Protection Tests applicable to any Class of Notes is not satisfied as of any Determination Date, the Offered Notes shall be redeemed in accordance with the Priority of Payments set forth in the Indenture, in an amount necessary, and only to the extent necessary, for the Note Protection Tests to be satisfied.
If an Event of Default shall occur and be continuing, the Class C Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.
At any time after a declaration of acceleration of Maturity of the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as provided in the Indenture, a Majority of each Class of Offered Notes (voting as a separate Class), or if no Class of Offered Notes is outstanding, a majority by outstanding principal amount, of the Class F Notes and the Class F-E Notes or, if no Class of Offered Notes, Class F Notes or Class F-E Notes are outstanding, a majority by outstanding principal amount, of the Class G Notes and the Class G-E Notes, other than with respect to an Event of Default specified in Section 5.1(d), 5.1(f), 5.1(g) or 5.1(i) of the Indenture, by written notice to the Issuer, the Co-Issuer and the Trustee, may rescind and annul such declaration and its consequences if certain conditions set forth in the Indenture are satisfied.The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.
The Notes are issuable in minimum denominations of U.S.$100,000 and integral multiples of $500 in excess thereof.
The principal of each Note shall be payable on the Stated Maturity Date, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.
The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture and the term “Co-Issuer” as used in this Note includes any successor-in-interest to the Co-Issuer under the Indenture.

Exh. D-2-5

Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt for U.S. federal income tax purposes.
In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any statements in the final offering memorandum relating to such Notes and any representations expressly set forth in a written agreement with such party; and (C) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Note Administrator, the Trustee, or any of their respective affiliates.
Each Holder, by its acquisition of an interest in the Notes, shall be deemed to have represented to the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Collateral Manager and their counsel that either (A) no part of the funds being used to pay the purchase price for such Notes constitutes an asset of any “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”)) that is subject to Section 4975 of the Code or any other employee benefit plan that is subject to any federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”), or any entity whose underlying assets are deemed to include “plan assets” by reason of such a plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”), or (B) its purchase and holding of the Transferred Notes do not and will not constitute or give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or in the case of any Plan subject to Similar Law, will not constitute or result in a violation of Similar Law.
Title to Notes shall pass by registration in the Register kept by the Note Administrator, acting through its Corporate Trust Office.
No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee, to the Note Administrator or to the Holder hereof is intended to be exclusive of any other right or

Exh. D-2-6

remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
THE HOLDER OF THIS NOTE AGREES NOT TO CAUSE THE FILING OF A PETITION IN BANKRUPTCY AGAINST THE ISSUER, THE CO-ISSUER OR ANY PERMITTED SUBSIDIARY IN ANY APPLICABLE OR RELEVANT JURISDICTION UNTIL AT LEAST ONE YEAR AND ONE DAY (OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT), AFTER THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.
AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. IN THE CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE INDENTURE AND THE NOTES, THE INDENTURE SHALL GOVERN.

Exh. D-2-7

IN WITNESS WHEREOF, the Co-Issuers have caused this Note to be duly executed.
Dated as of August 15, 2024
BRSP 2024-FL2, LTD., as Issuer

By:
Name:
Title:

BRSP 2024-FL2, LLC, as Co-Issuer

By:
Name:
Title:

Exh. D-2-8

CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Indenture.
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Note Administrator

By:
Name:
Title:

Exh. D-2-9

ASSIGNMENT FORM
For value received _______________________________
hereby sell, assign and transfer unto
________________________________________

________________________________________
Please insert social security or
other identifying number of assignee
Please print or type name
and address, including zip code,
of assignee:
__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________
the within Note and does hereby irrevocably constitute and appoint ____________________ Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Note)

Exh. D-2-10

EXHIBIT E-1
FORM OF CLASS D FIFTH PRIORITY SECURED FLOATING RATE NOTE DUE 2037
[REGULATION S] [RULE 144A] GLOBAL NOTE
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND NEITHER THE ISSUER NOR THE CO-ISSUER HAS BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (X) EITHER (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (2) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, A QIB OR AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR,” WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (Y) A “QUALIFIED PURCHASER” AS DEFINED IN SECTION 2(a)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A GLOBAL NOTE WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE CO-ISSUER, AS APPLICABLE, THE TRUSTEE, THE NOTE ADMINISTRATOR OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER AND THE CO-ISSUER, AS APPLICABLE, DETERMINE OR ARE NOTIFIED THAT THE HOLDER OF SUCH BENEFICIAL INTEREST IN SUCH GLOBAL NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF

Exh. E-1-1

SUCH INTEREST IN SUCH GLOBAL NOTE VOID AND REQUIRE THAT SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER AND THE CO-ISSUER, AS APPLICABLE.
ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE CO-ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE MAY NOT BE EXCHANGED OR TRANSFERRED IN WHOLE OR IN PART FOR A NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THAT DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.
PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE NOTE ADMINISTRATOR.
[AN INTEREST IN THIS NOTE MAY NOT BE HELD BY A PERSON THAT IS A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) AT ANY TIME. IN ADDITION, AN INTEREST IN THIS NOTE MAY BE HELD ONLY THROUGH EUROCLEAR OR CLEARSTREAM, LUXEMBOURG AT ANY TIME.]1
1     For Regulation S Global Note.

Exh. E-1-2

BRSP 2024-FL2, LTD.
BRSP 2024-FL2, LLC
CLASS D FIFTH PRIORITY SECURED FLOATING RATE NOTE DUE 2037
No. [Reg. S][144A] -____    Up to
CUSIP No. [G1744AAE9]2[ 05613BAJ2]3    U.S.$27,000,000
ISIN: [USG1744AAE94]4 [US05613BAJ26]5
Each of BRSP 2024-FL2, LTD., a Cayman Islands exempted company with limited liability (the “Issuer”) and BRSP 2024-FL2, LLC, a Delaware limited liability company (the “Co-Issuer”) for value received, hereby promises to pay to CEDE & CO. or its registered assigns (a) upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum of up to TWENTY-SEVEN MILLION United States Dollars (U.S.$27,000,000) or such other principal sum as is equal to the aggregate principal amount of the Class D Notes identified from time to time on the records of the Note Administrator and Schedule A hereto as being represented by this [Rule 144A] [Regulation S] Global Note, on the Payment Date occurring in August 2037 (the “Stated Maturity Date”), to the extent not previously paid, in accordance with the Indenture referred to below unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise and (b) the Class D Interest Distribution Amount allocable to this Note in accordance with the Indenture payable initially on September 19, 2024, and thereafter monthly on the 19th day of each month (or, if such day is not a Business Day, the preceding Business Day) (each, a “Payment Date”). Interest on the Class D Notes shall accrue at the Class D Rate and shall be computed on the basis of the actual number of days in the related Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.
The obligations of the Issuer and the Co-Issuer under this Note and the Indenture are limited recourse obligations of the Issuer and non-recourse obligations of the Co-Issuer payable solely from the Collateral pledged by the Issuer as security for the Offered Notes under the Indenture, and in the event the Collateral are insufficient to satisfy such obligations, any claims of the Holders of the Notes shall be extinguished, all in accordance with the Indenture.
The payment of interest on this Note is senior to the payments of the principal of, and interest on, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G Notes, the Class G-E Notes, the Class G-X Notes and the Preferred Shares. Except as set forth in the Indenture, the payment of principal of this Note is subordinate to the payments of principal of and interest on the Class A Notes, the Class A-S Notes, the Class B Notes and the Class C Notes and no payments of principal on the Class D Notes will be made until the Class A Notes, the Class A-S Notes, the Class B Notes and the Class C Notes are paid in full. The
2     For Regulation S Global Note.
3     For Rule 144A Global Note.
4     For Regulation S Global Note.
5     For Rule 144A Global Note.

Exh. E-1-3

principal of this Note shall be due and payable no later than the Stated Maturity Date unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise; provided, however, that, except as set forth in the Indenture, the payment of principal of this Note may only occur after principal on the Class A Notes, the Class A-S Notes, the Class B Notes and the Class C Notes has been paid in full and is subordinated to the payment on each Payment Date of the principal and interest due and payable on the Class A Notes, the Class A-S Notes, the Class B Notes and the Class C Notes and other amounts in accordance with the Priority of Payments, all in accordance with the Indenture.
Payments in respect of principal and interest and any other amounts due on any Payment Date on this Note shall be payable by the Trustee or a Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Trustee on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Notes Register, as provided in the Indenture.
Interest will cease to accrue on this Note, or in the case of a partial repayment, on such repaid part, from the date of repayment or the Stated Maturity Date, unless payment of principal is improperly withheld or unless an Event of Default occurs with respect to such payments of principal.
Notwithstanding the foregoing, the final payment of interest and principal due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent.
The Holder of this Note shall be treated as the owner hereof for all purposes.
Except as specifically provided herein and in the Indenture, neither the Issuer nor the Co-Issuer shall be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.
Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
This Note is one of a duly authorized issue of Class D Fifth Priority Secured Floating Rate Notes Due 2037, of the Issuer and the Co-Issuer (the “Class D Notes”), limited in aggregate principal amount to U.S.$27,000,000 issued under an indenture dated as of August 15, 2024 (the “Indenture”) by and among the Issuer, the Co-Issuer, BrightSpire Capital Advancing Agent, LLC, as advancing agent, Wilmington Trust, National Association, as trustee (in such capacity and together with any successor trustee permitted under the Indenture, the “Trustee”), and

Exh. E-1-4

Computershare Trust Company, National Association, as note administrator and as custodian. Also authorized under the Indenture are (a) U.S.$367,875,000 Class A Senior Secured Floating Rate Notes Due 2037 (the “Class A Notes”), (b)  U.S.$74,250,000 Class A-S Second Priority Secured Floating Rate Notes Due 2037 (the “Class A-S Notes”), (c) U.S.$55,687,000 Class B Third Priority Secured Floating Rate Notes Due 2037 (the “Class B Notes”), (d) U.S.$43,875,000 Class C Fourth Priority Secured Floating Rate Notes Due 2037 (the “Class C Notes”), (e) U.S.$15,188,000 Class E Sixth Priority Secured Floating Rate Notes Due 2037 (the “Class E Notes”), (f) U.S.$30,375,000 Class F Seventh Priority Floating Rate Notes Due 20376 (the “Class F Notes”) and (g) U.S.$18,562,000 Class G Eighth Priority Floating Rate Notes Due 20376 (the “Class G Notes” and, together with the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G-E Notes and the Class G-X Notes, the “Notes”).
Concurrently with the issuance of the Notes, the Issuer also will issue preferred shares (the “Preferred Shares”), under the Issuer’s memorandum and articles of association as part of its issued share capital.
Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Advancing Agent, the Holders of the Notes and the Preferred Shares and the terms upon which the Notes and the Preferred Shares are, and are to be, executed, authenticated and delivered.
Payments of principal of the Class D Notes shall be payable in accordance with Section 11.1(a) of the Indenture.
Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.
Pursuant to Section 9.1(a) of the Indenture, the Notes are subject to redemption by the Issuer and, as applicable, the Co-Issuer, at the direction of the Collateral Manager, in whole but not in part, at a price equal to the applicable Redemption Price, upon notice given in the manner provided in the Indenture, on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Offered Notes has been reduced to 10% or less of the Aggregate Outstanding Amount of the Offered Notes on the Closing Date; provided that the funds available to be used for such redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(b) of the Indenture, the Notes shall be redeemable, in whole but not in part, by the Issuer, and, as applicable, the Co-Issuer, at their applicable Redemption Prices, upon the occurrence of a Tax Event, if the Tax Materiality Condition is satisfied, at the direction
6     At any time on or after the Initial MASCOT Note Issuance Date, all or a portion of (i) the Class F Notes may be exchanged for proportionate interests in the Class F-E Notes (the “Class F-E Notes”) and the Class F-X Notes (the “Class F-X Notes”) and vice versa, and (ii) the Class G Notes may be exchanged for proportionate interests in the Class G-E Notes (the “Class G-E Notes”) and the Class G-X Notes (the “Class G-X Notes”) and vice versa.

Exh. E-1-5

of the Majority of Preferred Shareholders; provided that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(c) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date after the end of the Non-Call Period at the direction in writing of the Majority of Preferred Shareholders.
Pursuant to Section 9.1(d) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date occurring in February, May, August and November in each year, beginning on the Payment Date occurring in August 2034, upon the occurrence of a Successful Auction Call.
Notes for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest on the applicable Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest thereon).
Pursuant to Section 9.5 of the Indenture, if any of the Note Protection Tests applicable to any Class of Notes is not satisfied as of any Determination Date, the Offered Notes shall be redeemed in accordance with the Priority of Payments set forth in the Indenture, in an amount necessary, and only to the extent necessary, for the Note Protection Tests to be satisfied.
If an Event of Default shall occur and be continuing, the Class D Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.
At any time after a declaration of acceleration of Maturity of the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as provided in the Indenture, a Majority of each Class of Offered Notes (voting as a separate Class), or if no Class of Offered Notes is outstanding, a majority by outstanding principal amount, of the Class F Notes and the Class F-E Notes or, if no Class of Offered Notes, Class F Notes or Class F-E Notes are outstanding, a majority by outstanding principal amount, of the Class G Notes and the Class G-E Notes, other than with respect to an Event of Default specified in Section 5.1(d), 5.1(f), 5.1(g) or 5.1(i) of the Indenture, by written notice to the Issuer, the Co-Issuer and the Trustee, may rescind and annul such declaration and its consequences if certain conditions set forth in the Indenture are satisfied.The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.
The Notes are issuable in minimum denominations of U.S.$100,000 and integral multiples of $500 in excess thereof.

Exh. E-1-6

The principal of each Note shall be payable on the Stated Maturity Date, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.
The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture and the term “Co-Issuer” as used in this Note includes any successor-in-interest to the Co-Issuer under the Indenture.
Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt for U.S. federal income tax purposes.
In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any statements in the final offering memorandum relating to such Notes and any representations expressly set forth in a written agreement with such party; and (C) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Note Administrator, the Trustee, or any of their respective affiliates.
Each Holder, by its acquisition of an interest in the Notes, shall be deemed to have represented to the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Collateral Manager and their counsel that either (A) no part of the funds being used to pay the purchase price for such Notes constitutes an asset of any “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”)) that is subject to Section 4975 of the Code or any other employee benefit plan that is subject to any federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”), or any entity whose underlying assets are deemed to include “plan assets” by reason of such a plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”), or (B) its purchase and holding of the Transferred Notes do not and will not constitute or give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or in the case of any Plan subject to Similar Law, will not constitute or result in a violation of Similar Law.

Exh. E-1-7

Title to Notes shall pass by registration in the Register kept by the Note Administrator, acting through its Corporate Trust Office.
No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee, to the Note Administrator or to the Holder hereof is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
THE HOLDER OF THIS NOTE AGREES NOT TO CAUSE THE FILING OF A PETITION IN BANKRUPTCY AGAINST THE ISSUER, THE CO-ISSUER OR ANY PERMITTED SUBSIDIARY IN ANY APPLICABLE OR RELEVANT JURISDICTION UNTIL AT LEAST ONE YEAR AND ONE DAY (OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT), AFTER THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.
AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. IN THE CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE INDENTURE AND THE NOTES, THE INDENTURE SHALL GOVERN.

Exh. E-1-8

IN WITNESS WHEREOF, the Co-Issuers have caused this Note to be duly executed.
Dated as of August 15, 2024
BRSP 2024-FL2, LTD., as Issuer

By:
Name:
Title:

By:
Name:
Title:

Exh. E-1-9

CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Indenture.
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Note Administrator

By:
Name:
Title:

Exh. E-1-10

ASSIGNMENT FORM
For value received _______________________________
hereby sell, assign and transfer unto
________________________________________

________________________________________
Please insert social security or
other identifying number of assignee
Please print or type name
and address, including zip code,
of assignee:
__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________
the within Note and does hereby irrevocably constitute and appoint ____________________ Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Note)

Exh. E-1-11

SCHEDULE A
EXCHANGES IN GLOBAL NOTES
This Note shall be issued in the original principal balance of U.S.$[ó] on the Closing Date. The following exchanges of a part of this [Rule 144A][Regulation S] Global Note have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Note Administrator or securities Custodian

Exh. E-1-12

EXHIBIT E-2
FORM OF CLASS D FIFTH PRIORITY SECURED FLOATING RATE NOTE DUE 2037 DEFINITIVE NOTE
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND NEITHER THE ISSUER NOR THE CO-ISSUER HAS BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (X) EITHER (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (2) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, A QIB OR AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR,” WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (Y) A “QUALIFIED PURCHASER” AS DEFINED IN SECTION 2(a)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A DEFINITIVE NOTE WILL BE REQUIRED TO MAKE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE CO-ISSUER, AS APPLICABLE, THE TRUSTEE, THE NOTE ADMINISTRATOR OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER AND THE CO-ISSUER, AS APPLICABLE, DETERMINE OR ARE NOTIFIED THAT THE HOLDER OF THIS NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF THIS NOTE VOID AND REQUIRE THAT THIS NOTE BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER AND THE CO-ISSUER, AS APPLICABLE.

Exh. E-2-1

BRSP 2024-FL2, LTD.
BRSP 2024-FL2, LLC
CLASS D FIFTH PRIORITY SECURED
FLOATING RATE NOTE DUE 2037
No. IAI - ____
CUSIP No. [ó]    U.S.$[ó]
ISIN: [ó]
Each of BRSP 2024-FL2, LTD., a Cayman Islands exempted company with limited liability (the “Issuer”) and BRSP 2024-FL2, LLC, a Delaware limited liability company (the “Co-Issuer”) for value received, hereby promises to pay to [_______] or its registered assigns (a) upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum of [______] United States Dollars (U.S.$[_]) on the Payment Date occurring in August 2037 (the “Stated Maturity Date”), to the extent not previously paid, in accordance with the Indenture referred to below unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise and (b) the Class D Interest Distribution Amount allocable to this Note in accordance with the Indenture payable initially on September 19, 2024, and thereafter monthly on the 19th day of each month (or, if such day is not a Business Day, the preceding Business Day) (each, a “Payment Date”). Interest on the Class D Notes shall accrue at the Class D Rate and shall be computed on the basis of the actual number of days in the related Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.
The obligations of the Issuer and the Co-Issuer under this Note and the Indenture are limited recourse obligations of the Issuer and non-recourse obligations of the Co-Issuer payable solely from the Collateral pledged by the Issuer as security for the Offered Notes under the Indenture, and in the event the Collateral are insufficient to satisfy such obligations, any claims of the Holders of the Notes shall be extinguished, all in accordance with the Indenture.
The payment of interest on this Note is senior to the payments of the principal of, and interest on, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G Notes, the Class G-E Notes, the Class G-X Notes and the Preferred Shares. Except as set forth in the Indenture, the payment of principal of this Note is subordinate to the payments of principal of and interest on the Class A Notes, the Class A-S Notes, the Class B Notes and the Class C Notes and no payments of principal on the Class D Notes will be made until the Class A Notes, the Class A-S Notes, the Class B Notes and the Class C Notes are paid in full. The principal of this Note shall be due and payable no later than the Stated Maturity Date unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise; provided, however, that, except as set forth in the Indenture, the payment of principal of this Note may only occur after principal on the Class A Notes, the Class A-S Notes, the Class B Notes and the Class C Notes have been paid in full and is subordinated to the payment on each Payment Date of the principal and interest due

Exh. E-2-2

and payable on the Class A Notes, the Class A-S Notes, the Class B Notes and the Class C Notes, and other amounts in accordance with the Priority of Payments, all in accordance with the Indenture.
Payments in respect of principal and interest and any other amounts due on any Payment Date on this Note shall be payable by the Trustee or a Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Trustee on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Notes Register, as provided in the Indenture.
Interest will cease to accrue on this Note, or in the case of a partial repayment, on such repaid part, from the date of repayment or the Stated Maturity Date, unless payment of principal is improperly withheld or unless an Event of Default occurs with respect to such payments of principal.
Notwithstanding the foregoing, the final payment of interest and principal due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent.
The Holder of this Note shall be treated as the owner hereof for all purposes.
Except as specifically provided herein and in the Indenture, neither the Issuer nor the Co-Issuer shall be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.
Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
This Note is one of a duly authorized issue of Class D Fifth Priority Secured Floating Rate Notes Due 2037, of the Issuer and the Co-Issuer (the “Class D Notes”), limited in aggregate principal amount to U.S.$27,000,000 issued under an indenture dated as of August 15, 2024 (the “Indenture”) by and among the Issuer, the Co-Issuer, BrightSpire Capital Advancing Agent, LLC, as advancing agent, Wilmington Trust, National Association, as trustee (in such capacity and together with any successor trustee permitted under the Indenture, the “Trustee”), and Computershare Trust Company, National Association, as note administrator and as custodian. Also authorized under the Indenture are (a) U.S.$367,875,000 Class A Senior Secured Floating Rate Notes Due 2037 (the “Class A Notes”), (b) U.S.$74,250,000 Class A-S Second Priority Secured Floating Rate Notes Due 2037 (the “Class A-S Notes”), (c) U.S.$55,687,000 Class B Third Priority Secured Floating Rate Notes Due 2037 (the “Class B Notes”), (d) U.S.$43,875,000 Class C Fourth Priority Secured Floating Rate Notes Due 2037 (the “Class C

Exh. E-2-3

Notes”), (e) U.S.$15,188,000 Class E Sixth Priority Secured Floating Rate Notes Due 2037 (the “Class E Notes”), (f) U.S.$30,375,000 Class F Seventh Priority Floating Rate Notes Due 20371 (the “Class F Notes”) and (g) U.S.$18,562,000 Class G Eighth Priority Floating Rate Notes Due 20371 (the “Class G Notes” and, together with the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G-E Notes and the Class G-X Notes, the “Notes”).
Concurrently with the issuance of the Notes, the Issuer also will issue preferred shares (the “Preferred Shares”), under the Issuer’s memorandum and articles of association as part of its issued share capital.
Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Advancing Agent, the Holders of the Notes and the Preferred Shares and the terms upon which the Notes and the Preferred Shares are, and are to be, executed, authenticated and delivered.
Payments of principal of the Class D Notes shall be payable in accordance with Section 11.1(a) of the Indenture.
Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.
Pursuant to Section 9.1(a) of the Indenture, the Notes are subject to redemption by the Issuer and, as applicable, the Co-Issuer, at the direction of the Collateral Manager, in whole but not in part, at a price equal to the applicable Redemption Price, upon notice given in the manner provided in the Indenture, on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Offered Notes has been reduced to 10% or less of the Aggregate Outstanding Amount of the Offered Notes on the Closing Date; provided that the funds available to be used for such redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(b) of the Indenture, the Notes shall be redeemable, in whole but not in part, by the Issuer, and, as applicable, the Co-Issuer, at their applicable Redemption Prices, upon the occurrence of a Tax Event, if the Tax Materiality Condition is satisfied, at the direction of the Majority of Preferred Shareholders; provided that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(c) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the
1     At any time on or after the Initial MASCOT Note Issuance Date, all or a portion of (i) the Class F Notes may be exchanged for proportionate interests in the Class F-E Notes (the “Class F-E Notes”) and the Class F-X Notes (the “Class F-X Notes”) and vice versa, and (ii) the Class G Notes may be exchanged for proportionate interests in the Class G-E Notes (the “Class G-E Notes”) and the Class G-X Notes (the “Class G-X Notes”) and vice versa.

Exh. E-2-4

applicable Redemption Prices for the Securities on any Payment Date after the end of the Non-Call Period at the direction in writing of the Majority of Preferred Shareholders.
Pursuant to Section 9.1(d) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date occurring in February, May, August and November in each year, beginning on the Payment Date occurring in August 2034, upon the occurrence of a Successful Auction Call.
Notes for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest on the applicable Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest thereon).
Pursuant to Section 9.5 of the Indenture, if any of the Note Protection Tests applicable to any Class of Notes is not satisfied as of any Determination Date, the Offered Notes shall be redeemed in accordance with the Priority of Payments set forth in the Indenture, in an amount necessary, and only to the extent necessary, for the Note Protection Tests to be satisfied.
If an Event of Default shall occur and be continuing, the Class D Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.
At any time after a declaration of acceleration of Maturity of the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as provided in the Indenture, a Majority of each Class of Offered Notes (voting as a separate Class), or if no Class of Offered Notes is outstanding, a majority by outstanding principal amount, of the Class F Notes and the Class F-E Notes or, if no Class of Offered Notes, Class F Notes or Class F-E Notes are outstanding, a majority by outstanding principal amount, of the Class G Notes and the Class G-E Notes, other than with respect to an Event of Default specified in Section 5.1(d), 5.1(f), 5.1(g) or 5.1(i) of the Indenture, by written notice to the Issuer, the Co-Issuer and the Trustee, may rescind and annul such declaration and its consequences if certain conditions set forth in the Indenture are satisfied. The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.
The Notes are issuable in minimum denominations of U.S.$100,000 and integral multiples of $500 in excess thereof.
The principal of each Note shall be payable on the Stated Maturity Date, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.
The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture and the term “Co-Issuer” as used in this Note includes any successor-in-interest to the Co-Issuer under the Indenture.

Exh. E-2-5

Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt for U.S. federal income tax purposes.
In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any statements in the final offering memorandum relating to such Notes and any representations expressly set forth in a written agreement with such party; and (C) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Note Administrator, the Trustee, or any of their respective affiliates.
Each Holder, by its acquisition of an interest in the Notes, shall be deemed to have represented to the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Collateral Manager and their counsel that either (A) no part of the funds being used to pay the purchase price for such Notes constitutes an asset of any “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”)) that is subject to Section 4975 of the Code or any other employee benefit plan that is subject to any federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”), or any entity whose underlying assets are deemed to include “plan assets” by reason of such a plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”), or (B) its purchase and holding of the Transferred Notes do not and will not constitute or give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or in the case of any Plan subject to Similar Law, will not constitute or result in a violation of Similar Law.
Title to Notes shall pass by registration in the Register kept by the Note Administrator, acting through its Corporate Trust Office.
No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee, to the Note Administrator or to the Holder hereof is intended to be exclusive of any other right or

Exh. E-2-6

remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
THE HOLDER OF THIS NOTE AGREES NOT TO CAUSE THE FILING OF A PETITION IN BANKRUPTCY AGAINST THE ISSUER, THE CO-ISSUER OR ANY PERMITTED SUBSIDIARY IN ANY APPLICABLE OR RELEVANT JURISDICTION UNTIL AT LEAST ONE YEAR AND ONE DAY (OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT), AFTER THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.
AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. IN THE CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE INDENTURE AND THE NOTES, THE INDENTURE SHALL GOVERN.

Exh. E-2-7

IN WITNESS WHEREOF, the Co-Issuers have caused this Note to be duly executed.
Dated as of August 15, 2024
BRSP 2024-FL2, LTD., as Issuer

By:
Name:
Title:

BRSP 2024-FL2, LLC, as Co-Issuer

By:
Name:
Title:

Exh. E-2-8

CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Indenture.
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Note Administrator

By:
Name:
Title:

Exh. E-2-9

ASSIGNMENT FORM
For value received _______________________________
hereby sell, assign and transfer unto
________________________________________

________________________________________
Please insert social security or
other identifying number of assignee
Please print or type name
and address, including zip code,
of assignee:
__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________
the within Note and does hereby irrevocably constitute and appoint ____________________ Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Note)

Exh. E-2-10

EXHIBIT F-1
FORM OF CLASS E SIXTH PRIORITY SECURED FLOATING RATE NOTE DUE 2037
[REGULATION S] [RULE 144A] GLOBAL NOTE
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND NEITHER THE ISSUER NOR THE CO-ISSUER HAS BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (X) EITHER (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (2) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, A QIB OR AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR,” WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (Y) A “QUALIFIED PURCHASER” AS DEFINED IN SECTION 2(a)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A GLOBAL NOTE WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE CO-ISSUER, AS APPLICABLE, THE TRUSTEE, THE NOTE ADMINISTRATOR OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER AND THE CO-ISSUER, AS APPLICABLE, DETERMINE OR ARE NOTIFIED THAT THE HOLDER OF SUCH BENEFICIAL INTEREST IN SUCH GLOBAL NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF

Exh. F-1-1

SUCH INTEREST IN SUCH GLOBAL NOTE VOID AND REQUIRE THAT SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER AND THE CO-ISSUER, AS APPLICABLE.
ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE CO-ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE MAY NOT BE EXCHANGED OR TRANSFERRED IN WHOLE OR IN PART FOR A NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THAT DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.
PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE NOTE ADMINISTRATOR.
[AN INTEREST IN THIS NOTE MAY NOT BE HELD BY A PERSON THAT IS A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) AT ANY TIME. IN ADDITION, AN INTEREST IN THIS NOTE MAY BE HELD ONLY THROUGH EUROCLEAR OR CLEARSTREAM, LUXEMBOURG AT ANY TIME.]1
1     For Regulation S Global Note.

Exh. F-1-2

BRSP 2024-FL2, LTD.
BRSP 2024-FL2, LLC
CLASS E SIXTH PRIORITY SECURED FLOATING RATE NOTE DUE 2037
No. [Reg. S][144A] -____    Up to
CUSIP No. [G1744AAF6]2[05613BAL7]3    U.S.$15,188,000
ISIN: [USG1744AAF69]4 [US05613BAL71]5
Each of BRSP 2024-FL2, LTD., a Cayman Islands exempted company with limited liability (the “Issuer”) and BRSP 2024-FL2, LLC, a Delaware limited liability company (the “Co-Issuer”) for value received, hereby promises to pay to CEDE & CO. or its registered assigns (a) upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum of up to FIFTEEN MILLION, ONE-HUNDRED AND EIGHTY-EIGHT THOUSAND United States Dollars (U.S.$15,188,000), or such other principal sum as is equal to the aggregate principal amount of the Class E Notes identified from time to time on the records of the Note Administrator and Schedule A hereto as being represented by this [Rule 144A] [Regulation S] Global Note, on the Payment Date occurring in August 2037 (the “Stated Maturity Date”), to the extent not previously paid, in accordance with the Indenture referred to below unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise and (b) the Class E Interest Distribution Amount allocable to this Note in accordance with the Indenture payable initially on September 19, 2024, and thereafter monthly on the 19th day of each month (or, if such day is not a Business Day, the preceding Business Day) (each, a “Payment Date”). Interest on the Class E Notes shall accrue at the Class E Rate and shall be computed on the basis of the actual number of days in the related Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.
The obligations of the Issuer and the Co-Issuer under this Note and the Indenture are limited recourse obligations of the Issuer and non-recourse obligations of the Co-Issuer payable solely from the Collateral pledged by the Issuer as security for the Offered Notes under the Indenture, and in the event the Collateral are insufficient to satisfy such obligations, any claims of the Holders of the Notes shall be extinguished, all in accordance with the Indenture.
The payment of interest on this Note is senior to the payments of the principal of, and interest on, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G Notes, the Class G-E Notes, the Class G-X Notes and the Preferred Shares. Except as set forth in the Indenture, the payment of principal of this Note is subordinate to the payments of principal of and interest on the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes and the Class D Notes and no payments of principal on the Class E Notes will be made until the
2     For Regulation S Global Note.
3     For Rule 144A Global Note.
4     For Regulation S Global Note.
5     For Rule 144A Global Note.

Exh. F-1-3

Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes and the Class D Notes are paid in full. The principal of this Note shall be due and payable no later than the Stated Maturity Date unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise; provided, however, that, except as set forth in the Indenture, the payment of principal of this Note may only occur after principal on the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes and the Class D Notes has been paid in full and is subordinated to the payment on each Payment Date of the principal and interest due and payable on the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes and the Class D Notes and other amounts in accordance with the Priority of Payments, all in accordance with the Indenture.
Payments in respect of principal and interest and any other amounts due on any Payment Date on this Note shall be payable by the Trustee or a Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Trustee on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Notes Register, as provided in the Indenture.
Interest will cease to accrue on this Note, or in the case of a partial repayment, on such repaid part, from the date of repayment or the Stated Maturity Date, unless payment of principal is improperly withheld or unless an Event of Default occurs with respect to such payments of principal.
Notwithstanding the foregoing, the final payment of interest and principal due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent.
The Holder of this Note shall be treated as the owner hereof for all purposes.
Except as specifically provided herein and in the Indenture, neither the Issuer nor the Co-Issuer shall be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.
Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
This Note is one of a duly authorized issue of Class E Sixth Priority Secured Floating Rate Notes Due 2037, of the Issuer and the Co-Issuer (the “Class E Notes”), limited in aggregate principal amount to U.S.$15,188,000 issued under an indenture dated as of August 15, 2024 (the “Indenture”) by and among the Issuer, the Co-Issuer, BrightSpire Capital Advancing Agent, LLC, as advancing agent, Wilmington Trust, National Association, as trustee (in such capacity

Exh. F-1-4

and together with any successor trustee permitted under the Indenture, the “Trustee”), and Computershare Trust Company, National Association, as note administrator and as custodian. Also authorized under the Indenture are (a)  U.S.$367,875,000 Class A Senior Secured Floating Rate Notes Due 2037 (the “Class A Notes”), (b)  U.S.$74,250,000 Class A-S Second Priority Secured Floating Rate Notes Due 2037 (the “Class A-S Notes”), (c) U.S.$55,687,000 Class B Third Priority Secured Floating Rate Notes Due 2037 (the “Class B Notes”), (d) U.S.$43,875,000 Class C Fourth Priority Secured Floating Rate Notes Due 2037 (the “Class C Notes”), (e) U.S.$27,000,000 Class D Fifth Priority Secured Floating Rate Notes Due 2037 (the “Class D Notes”), (f) U.S.$30,375,000 Class F Seventh Priority Floating Rate Notes Due 20376 (the “Class F Notes”) and (g) U.S.$18,562,000 Class G Eighth Priority Floating Rate Notes Due 20376 (the “Class G Notes” and, together with the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G-E Notes and the Class G-X Notes, the “Notes”).
Concurrently with the issuance of the Notes, the Issuer also will issue preferred shares (the “Preferred Shares”), under the Issuer’s memorandum and articles of association as part of its issued share capital.
Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Advancing Agent, the Holders of the Notes and the Preferred Shares and the terms upon which the Notes and the Preferred Shares are, and are to be, executed, authenticated and delivered.
Payments of principal of the Class E Notes shall be payable in accordance with Section 11.1(a) of the Indenture.
Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.
Pursuant to Section 9.1(a) of the Indenture, the Notes are subject to redemption by the Issuer and, as applicable, the Co-Issuer, at the direction of the Collateral Manager, in whole but not in part, at a price equal to the applicable Redemption Price, upon notice given in the manner provided in the Indenture, on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Offered Notes has been reduced to 10% or less of the Aggregate Outstanding Amount of the Offered Notes on the Closing Date; provided that the funds available to be used for such redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(b) of the Indenture, the Notes shall be redeemable, in whole but not in part, by the Issuer, and, as applicable, the Co-Issuer, at their applicable Redemption Prices,
6     At any time on or after the Initial MASCOT Note Issuance Date, all or a portion of (i) the Class F Notes may be exchanged for proportionate interests in the Class F-E Notes (the “Class F-E Notes”) and the Class F-X Notes (the “Class F-X Notes”) and vice versa, and (ii) the Class G Notes may be exchanged for proportionate interests in the Class G-E Notes (the “Class G-E Notes”) and the Class G-X Notes (the “Class G-X Notes”) and vice versa.

Exh. F-1-5

upon the occurrence of a Tax Event, if the Tax Materiality Condition is satisfied, at the direction of the Majority of Preferred Shareholders; provided that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(c) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date after the end of the Non-Call Period at the direction in writing of the Majority of Preferred Shareholders.
Pursuant to Section 9.1(d) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date occurring in February, May, August and November in each year, beginning on the Payment Date occurring in August 2034, upon the occurrence of a Successful Auction Call.
Notes for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest on the applicable Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest thereon).
Pursuant to Section 9.5 of the Indenture, if any of the Note Protection Tests applicable to any Class of Notes is not satisfied as of any Determination Date, the Offered Notes shall be redeemed in accordance with the Priority of Payments set forth in the Indenture, in an amount necessary, and only to the extent necessary, for the Note Protection Tests to be satisfied.
If an Event of Default shall occur and be continuing, the Class E Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.
At any time after a declaration of acceleration of Maturity of the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as provided in the Indenture, a Majority of each Class of Offered Notes (voting as a separate Class), or if no Class of Offered Notes is outstanding, a majority by outstanding principal amount, of the Class F Notes and the Class F-E Notes or, if no Class of Offered Notes, Class F Notes or Class F-E Notes are outstanding, a majority by outstanding principal amount, of the Class G Notes and the Class G-E Notes, other than with respect to an Event of Default specified in Section 5.1(d), 5.1(f), 5.1(g) or 5.1(i) of the Indenture, by written notice to the Issuer, the Co-Issuer and the Trustee, may rescind and annul such declaration and its consequences if certain conditions set forth in the Indenture are satisfied. The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.
The Notes are issuable in minimum denominations of U.S.$100,000 and integral multiples of $500 in excess thereof.

Exh. F-1-6

The principal of each Note shall be payable on the Stated Maturity Date, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.
The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture and the term “Co-Issuer” as used in this Note includes any successor-in-interest to the Co-Issuer under the Indenture.
Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt for U.S. federal income tax purposes.
In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any statements in the final offering memorandum relating to such Notes and any representations expressly set forth in a written agreement with such party; and (C) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Note Administrator, the Trustee, or any of their respective affiliates.
Each Holder, by its acquisition of an interest in the Notes, shall be deemed to have represented to the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Collateral Manager and their counsel that either (A) no part of the funds being used to pay the purchase price for such Notes constitutes an asset of any “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”)) that is subject to Section 4975 of the Code or any other employee benefit plan that is subject to any federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”), or any entity whose underlying assets are deemed to include “plan assets” by reason of such a plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”), or (B) its purchase and holding of the Transferred Notes do not and will not constitute or give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or in the case of any Plan subject to Similar Law, will not constitute or result in a violation of Similar Law.

Exh. F-1-7

Title to Notes shall pass by registration in the Register kept by the Note Administrator, acting through its Corporate Trust Office.
No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee, to the Note Administrator or to the Holder hereof is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
THE HOLDER OF THIS NOTE AGREES NOT TO CAUSE THE FILING OF A PETITION IN BANKRUPTCY AGAINST THE ISSUER, THE CO-ISSUER OR ANY PERMITTED SUBSIDIARY IN ANY APPLICABLE OR RELEVANT JURISDICTION UNTIL AT LEAST ONE YEAR AND ONE DAY (OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT), AFTER THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.
AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. IN THE CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE INDENTURE AND THE NOTES, THE INDENTURE SHALL GOVERN.

Exh. F-1-8

IN WITNESS WHEREOF, the Co-Issuers have caused this Note to be duly executed.
Dated as of August 15, 2024
BRSP 2024-FL2, LTD., as Issuer

By:
Name:
Title:

BRSP 2024-FL2, LLC, as Co-Issuer

By:
Name:
Title:

Exh. F-1-9

CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Indenture.
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Note Administrator

By:
Name:
Title:

Exh. F-1-10

ASSIGNMENT FORM
For value received _______________________________
hereby sell, assign and transfer unto
________________________________________

________________________________________
Please insert social security or
other identifying number of assignee
Please print or type name
and address, including zip code,
of assignee:
__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________
the within Note and does hereby irrevocably constitute and appoint ____________________ Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Note)

Exh. F-1-11

SCHEDULE A
EXCHANGES IN GLOBAL NOTES
This Note shall be issued in the original principal balance of U.S.$[ó] on the Closing Date. The following exchanges of a part of this [Rule 144A][Regulation S] Global Note have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Note Administrator or securities Custodian

Exh. F-1-12

EXHIBIT F-2
FORM OF CLASS E SIXTH PRIORITY SECURED FLOATING RATE NOTE DUE 2037 DEFINITIVE NOTE
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND NEITHER THE ISSUER NOR THE CO-ISSUER HAS BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (X) EITHER (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (2) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, A QIB OR AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR,” WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (Y) A “QUALIFIED PURCHASER” AS DEFINED IN SECTION 2(a)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A DEFINITIVE NOTE WILL BE REQUIRED TO MAKE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE CO-ISSUER, AS APPLICABLE, THE TRUSTEE, THE NOTE ADMINISTRATOR OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER AND THE CO-ISSUER, AS APPLICABLE, DETERMINE OR ARE NOTIFIED THAT THE HOLDER OF THIS NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF THIS NOTE VOID AND REQUIRE THAT THIS NOTE BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER AND THE CO-ISSUER, AS APPLICABLE.

Exh. F-2-1

BRSP 2024-FL2, LTD.
BRSP 2024-FL2, LLC
CLASS E SIXTH PRIORITY SECURED
FLOATING RATE NOTE DUE 2037
No. IAI - ____
CUSIP No. [ó]    U.S.$[ó]
ISIN: [ó]
Each of BRSP 2024-FL2, LTD., a Cayman Islands exempted company with limited liability (the “Issuer”) and BRSP 2024-FL2, LLC, a Delaware limited liability company (the “Co-Issuer”) for value received, hereby promises to pay to [_______] or its registered assigns (a) upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum of [_______] United States Dollars (U.S.$[_]) on the Payment Date occurring in August 2037 (the “Stated Maturity Date”), to the extent not previously paid, in accordance with the Indenture referred to below unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise and (b) the Class E Interest Distribution Amount allocable to this Note in accordance with the Indenture payable initially on September 19, 2024, and thereafter monthly on the 19th day of each month (or, if such day is not a Business Day, the preceding Business Day) (each, a “Payment Date”). Interest on the Class E Notes shall accrue at the Class E Rate and shall be computed on the basis of the actual number of days in the related Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.
The obligations of the Issuer and the Co-Issuer under this Note and the Indenture are limited recourse obligations of the Issuer and non-recourse obligations of the Co-Issuer payable solely from the Collateral pledged by the Issuer as security for the Offered Notes under the Indenture, and in the event the Collateral are insufficient to satisfy such obligations, any claims of the Holders of the Notes shall be extinguished, all in accordance with the Indenture.
The payment of interest on this Note is senior to the payments of the principal of, and interest on, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G Notes, the Class G-E Notes, the Class G-X Notes and the Preferred Shares. Except as set forth in the Indenture, the payment of principal of this Note is subordinate to the payments of principal of and interest on the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes and the Class D Notes and no payments of principal on the Class E Notes will be made until the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes and the Class D Notes are paid in full. The principal of this Note shall be due and payable no later than the Stated Maturity Date unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise; provided, however, that, except as set forth in the Indenture, the payment of principal of this Note may only occur after principal on the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes and the Class D Notes has been paid in full and is subordinated to the payment on each Payment Date

Exh. F-2-2

of the principal and interest due and payable on the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes and the Class D Notes and other amounts in accordance with the Priority of Payments, all in accordance with the Indenture.
Payments in respect of principal and interest and any other amounts due on any Payment Date on this Note shall be payable by the Trustee or a Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Trustee on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Notes Register, as provided in the Indenture.
Interest will cease to accrue on this Note, or in the case of a partial repayment, on such repaid part, from the date of repayment or the Stated Maturity Date, unless payment of principal is improperly withheld or unless an Event of Default occurs with respect to such payments of principal.
Notwithstanding the foregoing, the final payment of interest and principal due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent.
The Holder of this Note shall be treated as the owner hereof for all purposes.
Except as specifically provided herein and in the Indenture, neither the Issuer nor the Co-Issuer shall be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.
Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
This Note is one of a duly authorized issue of Class E Sixth Priority Secured Floating Rate Notes Due 2037, of the Issuer and the Co-Issuer (the “Class E Notes”), limited in aggregate principal amount to U.S.$15,188,000 issued under an indenture dated as of August 15, 2024 (the “Indenture”) by and among the Issuer, the Co-Issuer, BrightSpire Capital Advancing Agent, LLC, as advancing agent, Wilmington Trust, National Association, as trustee (in such capacity and together with any successor trustee permitted under the Indenture, the “Trustee”), and Computershare Trust Company, National Association, as note administrator and as custodian. Also authorized under the Indenture are (a) U.S.$367,875,000 Class A Senior Secured Floating Rate Notes Due 2037 (the “Class A Notes”), (b) U.S.$74,250,000 Class A-S Second Priority Secured Floating Rate Notes Due 2037 (the “Class A-S Notes”), (c) U.S.$55,687,000 Class B Third Priority Secured Floating Rate Notes Due 2037 (the “Class B Notes”), (d) U.S.$43,875,000 Class C Fourth Priority Secured Floating Rate Notes Due 2037 (the “Class C

Exh. F-2-3

Notes”), (e) U.S.$27,000,000 Class D Fifth Priority Secured Floating Rate Notes Due 2037 (the “Class D Notes”), (f) U.S.$30,375,000 Class F Seventh Priority Floating Rate Notes Due 20371 (the “Class F Notes”) and (g) U.S.$18,562,000 Class G Eighth Priority Floating Rate Notes Due 20371 (the “Class G Notes” and, together with the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G-E Notes and the Class G-X Notes, the “Notes”).
Concurrently with the issuance of the Notes, the Issuer also will issue preferred shares (the “Preferred Shares”), under the Issuer’s memorandum and articles of association as part of its issued share capital.
Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Advancing Agent, the Holders of the Notes and the Preferred Shares and the terms upon which the Notes and the Preferred Shares are, and are to be, executed, authenticated and delivered.
Payments of principal of the Class E Notes shall be payable in accordance with Section 11.1(a) of the Indenture.
Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.
Pursuant to Section 9.1(a) of the Indenture, the Notes are subject to redemption by the Issuer and, as applicable, the Co-Issuer, at the direction of the Collateral Manager, in whole but not in part, at a price equal to the applicable Redemption Price, upon notice given in the manner provided in the Indenture, on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Offered Notes has been reduced to 10% or less of the Aggregate Outstanding Amount of the Offered Notes on the Closing Date; provided that the funds available to be used for such redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(b) of the Indenture, the Notes shall be redeemable, in whole but not in part, by the Issuer, and, as applicable, the Co-Issuer, at their applicable Redemption Prices, upon the occurrence of a Tax Event, if the Tax Materiality Condition is satisfied, at the direction of the Majority of Preferred Shareholders; provided that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(c) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the
1     At any time on or after the Initial MASCOT Note Issuance Date, all or a portion of (i) the Class F Notes may be exchanged for proportionate interests in the Class F-E Notes (the “Class F-E Notes”) and the Class F-X Notes (the “Class F-X Notes”) and vice versa, and (ii) the Class G Notes may be exchanged for proportionate interests in the Class G-E Notes (the “Class G-E Notes”) and the Class G-X Notes (the “Class G-X Notes”) and vice versa.

Exh. F-2-4

applicable Redemption Prices for the Securities on any Payment Date after the end of the Non-Call Period at the direction in writing of the Majority of Preferred Shareholders.
Pursuant to Section 9.1(d) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date occurring in February, May, August and November in each year, beginning on the Payment Date occurring in August 2034, upon the occurrence of a Successful Auction Call.
Notes for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest on the applicable Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest thereon).
Pursuant to Section 9.5 of the Indenture, if any of the Note Protection Tests applicable to any Class of Notes is not satisfied as of any Determination Date, the Offered Notes shall be redeemed in accordance with the Priority of Payments set forth in the Indenture, in an amount necessary, and only to the extent necessary, for the Note Protection Tests to be satisfied.
If an Event of Default shall occur and be continuing, the Class E Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.
At any time after a declaration of acceleration of Maturity of the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as provided in the Indenture, a Majority of each Class of Offered Notes (voting as a separate Class), or if no Class of Offered Notes is outstanding, a majority by outstanding principal amount, of the Class F Notes and the Class F-E Notes or, if no Class of Offered Notes, Class F Notes or Class F-E Notes are outstanding, a majority by outstanding principal amount, of the Class G Notes and the Class G-E Notes, other than with respect to an Event of Default specified in Section 5.1(d), 5.1(f), 5.1(g) or 5.1(i) of the Indenture, by written notice to the Issuer, the Co-Issuer and the Trustee, may rescind and annul such declaration and its consequences if certain conditions set forth in the Indenture are satisfied. The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.
The Notes are issuable in minimum denominations of U.S.$100,000 and integral multiples of $500 in excess thereof.
The principal of each Note shall be payable on the Stated Maturity Date, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.
The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture and the term “Co-Issuer” as used in this Note includes any successor-in-interest to the Co-Issuer under the Indenture.

Exh. F-2-5

Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt for U.S. federal income tax purposes.
In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any statements in the final offering memorandum relating to such Notes and any representations expressly set forth in a written agreement with such party; and (C) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Note Administrator, the Trustee, or any of their respective affiliates.
Each Holder, by its acquisition of an interest in the Notes, shall be deemed to have represented to the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Collateral Manager and their counsel that either (A) no part of the funds being used to pay the purchase price for such Notes constitutes an asset of any “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”)) that is subject to Section 4975 of the Code or any other employee benefit plan that is subject to any federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”), or any entity whose underlying assets are deemed to include “plan assets” by reason of such a plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”), or (B) its purchase and holding of the Transferred Notes do not and will not constitute or give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or in the case of any Plan subject to Similar Law, will not constitute or result in a violation of Similar Law.
Title to Notes shall pass by registration in the Register kept by the Note Administrator, acting through its Corporate Trust Office.
No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee, to the Note Administrator or to the Holder hereof is intended to be exclusive of any other right or

Exh. F-2-6

remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
THE HOLDER OF THIS NOTE AGREES NOT TO CAUSE THE FILING OF A PETITION IN BANKRUPTCY AGAINST THE ISSUER, THE CO-ISSUER OR ANY PERMITTED SUBSIDIARY IN ANY APPLICABLE OR RELEVANT JURISDICTION UNTIL AT LEAST ONE YEAR AND ONE DAY (OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT), AFTER THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.
AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. IN THE CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE INDENTURE AND THE NOTES, THE INDENTURE SHALL GOVERN.

Exh. F-2-7

IN WITNESS WHEREOF, the Co-Issuers have caused this Note to be duly executed.
Dated as of August 15, 2024
BRSP 2024-FL2, LTD., as Issuer

By:
Name:
Title:

BRSP 2024-FL2, LLC, as Co-Issuer

By:
Name:
Title:

Exh. F-2-8

CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Indenture.
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Note Administrator

By:
Name:
Title:

Exh. F-2-9

ASSIGNMENT FORM
For value received _______________________________
hereby sell, assign and transfer unto
________________________________________

________________________________________
Please insert social security or
other identifying number of assignee
Please print or type name
and address, including zip code,
of assignee:
__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________
the within Note and does hereby irrevocably constitute and appoint ____________________ Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Note)

Exh. F-2-10

EXHIBIT G-1
FORM OF CLASS F SEVENTH PRIORITY FLOATING RATE NOTE DUE 2037
[REGULATION S] [RULE 144A] GLOBAL NOTE
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (X) EITHER (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (2) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, A QIB OR AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR,” WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (Y) A “QUALIFIED PURCHASER” AS DEFINED IN SECTION 2(a)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A GLOBAL NOTE WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE, THE NOTE ADMINISTRATOR OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH BENEFICIAL INTEREST IN SUCH GLOBAL NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF SUCH INTEREST IN SUCH GLOBAL NOTE VOID AND REQUIRE THAT SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.

Exh. G-1-1

ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE MAY NOT BE EXCHANGED OR TRANSFERRED IN WHOLE OR IN PART FOR A NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THAT DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.
PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE NOTE ADMINISTRATOR.
[AN INTEREST IN THIS NOTE MAY NOT BE HELD BY A PERSON THAT IS A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) AT ANY TIME. IN ADDITION, AN INTEREST IN THIS NOTE MAY BE HELD ONLY THROUGH EUROCLEAR OR CLEARSTREAM, LUXEMBOURG AT ANY TIME.]1
1     For Regulation S Global Note.

Exh. G-1-2

BRSP 2024-FL2, LTD.
CLASS F SEVENTH PRIORITY FLOATING RATE NOTE DUE 2037
No. [Reg. S][144A] -____    Up to
CUSIP No. [G1744CAA3]2[05613DAA7]3    U.S.$30,375,000
ISIN: [USG1744CAA39]4 [US05613DAA72]5
BRSP 2024-FL2, LTD., a Cayman Islands exempted company with limited liability (the “Issuer”) for value received, hereby promises to pay to CEDE & CO. or its registered assigns (a) upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum of up to THIRTY MILLION, THREE HUNDRED AND SEVENTY-FIVE THOUSAND United States Dollars (U.S.$30,375,000), or such other principal sum as is equal to the aggregate principal amount of the Class F Notes identified from time to time on the records of the Note Administrator and Schedule A hereto as being represented by this [Rule 144A][Regulation S] Global Note, on the Payment Date occurring in August 2037 (the “Stated Maturity Date”), to the extent not previously paid, in accordance with the Indenture referred to below unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise and (b) the Class F Interest Distribution Amount allocable to this Note in accordance with the Indenture payable initially on September 19, 2024, and thereafter monthly on the 19th day of each month (or, if such day is not a Business Day, the preceding Business Day) (each, a “Payment Date”). Interest on the Class F Notes shall accrue at the Class F Rate and shall be computed on the basis of the actual number of days in the related Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.
The obligations of the Issuer under this Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Collateral pledged by the Issuer as security for the Offered Notes under the Indenture, and in the event the Collateral are insufficient to satisfy such obligations, any claims of the Holders of the Notes shall be extinguished, all in accordance with the Indenture.
The payment of principal and interest on this Note is pro rata with the payments of the principal, if any, of and interest on, the Class F-E Notes and the Class F-X Notes. The payment of interest on this Note is senior to the payments of the principal of, and interest on, the Class G Notes, the Class G-E Notes, the Class G-X Notes and the Preferred Shares. Except as set forth in the Indenture, the payment of principal of this Note is subordinate to the payments of principal of and interest on the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes and no payments of principal on the Class F Notes will be made until the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the
2     For Regulation S Global Note.
3     For Rule 144A Global Note.
4     For Regulation S Global Note.
5     For Rule 144A Global Note.

Exh. G-1-3

Class D Notes and the Class E Notes are paid in full. The principal of this Note shall be due and payable no later than the Stated Maturity Date unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise; provided, however, that, except as set forth in the Indenture, the payment of principal of this Note may only occur after principal on the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes has been paid in full and is subordinated to the payment on each Payment Date of the principal and interest due and payable on the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes and other amounts in accordance with the Priority of Payments, all in accordance with the Indenture.
Payments in respect of principal and interest and any other amounts due on any Payment Date on this Note shall be payable by the Trustee or a Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Trustee on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Notes Register, as provided in the Indenture.
Interest will cease to accrue on this Note, or in the case of a partial repayment, on such repaid part, from the date of repayment or the Stated Maturity Date, unless payment of principal is improperly withheld or unless an Event of Default occurs with respect to such payments of principal.
Notwithstanding the foregoing, the final payment of interest and principal due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent.
The Holder of this Note shall be treated as the owner hereof for all purposes.
Except as specifically provided herein and in the Indenture, neither the Issuer nor BRSP 2024-FL2, LLC (the “Co-Issuer”) shall be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.
Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Exh. G-1-4

This Note is one of a duly authorized issue of Class F Seventh Priority Floating Rate Notes Due 20376, of the Issuer (the “Class F Notes”), limited in aggregate principal amount to U.S.$30,375,000 issued under an indenture dated as of August 15, 2024 (the “Indenture”) by and among the Issuer, the Co-Issuer, BrightSpire Capital Advancing Agent, LLC, as advancing agent, Wilmington Trust, National Association, as trustee (in such capacity and together with any successor trustee permitted under the Indenture, the “Trustee”), and Computershare Trust Company, National Association, as note administrator and as custodian. Also authorized under the Indenture are (a)  U.S.$367,875,000 Class A Senior Secured Floating Rate Notes Due 2037 (the “Class A Notes”), (b)  U.S.$74,250,000 Class A-S Second Priority Secured Floating Rate Notes Due 2037 (the “Class A-S Notes”), (c) U.S.$55,687,000 Class B Third Priority Secured Floating Rate Notes Due 2037 (the “Class B Notes”), (d) U.S.$43,875,000 Class C Fourth Priority Secured Floating Rate Notes Due 2037 (the “Class C Notes”), (e) U.S.$27,000,000 Class D Fifth Priority Secured Floating Rate Notes Due 2037 (the “Class D Notes”), (f) U.S.$15,188,000 Class E Sixth Priority Secured Floating Rate Notes Due 2037 (the “Class E Notes”) and (g) U.S.$18,562,000 Class G Eighth Priority Floating Rate Notes Due 20376 (the “Class G Notes” and, together with the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G-E Notes and the Class G-X Notes, the “Notes”).
Concurrently with the issuance of the Notes, the Issuer also will issue preferred shares (the “Preferred Shares”), under the Issuer’s memorandum and articles of association as part of its issued share capital.
Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Advancing Agent, the Holders of the Notes and the Preferred Shares and the terms upon which the Notes and the Preferred Shares are, and are to be, executed, authenticated and delivered.
Payments of principal of the Class F Notes shall be payable in accordance with Section 11.1(a) of the Indenture.
Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.
Pursuant to Section 9.1(a) of the Indenture, the Notes are subject to redemption by the Issuer at the direction of the Collateral Manager, in whole but not in part, at a price equal to the applicable Redemption Price, upon notice given in the manner provided in the Indenture, on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Offered Notes has been reduced to 10% or less of the Aggregate Outstanding Amount of the
6     At any time on or after the Initial MASCOT Note Issuance Date, all or a portion of (i) the Class F Notes may be exchanged for proportionate interests in the Class F-E Notes (the “Class F-E Notes”) and the Class F-X Notes (the “Class F-X Notes”) and vice versa, and (ii) the Class G Notes may be exchanged for proportionate interests in the Class G-E Notes (the “Class G-E Notes”) and the Class G-X Notes (the “Class G-X Notes”) and vice versa.

Exh. G-1-5

Offered Notes on the Closing Date; provided that the funds available to be used for such redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(b) of the Indenture, the Notes shall be redeemable, in whole but not in part, by the Issuer, at their applicable Redemption Prices, upon the occurrence of a Tax Event, if the Tax Materiality Condition is satisfied, at the direction of the Majority of Preferred Shareholders; provided that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(c) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date after the end of the Non-Call Period at the direction in writing of the Majority of Preferred Shareholders.
Pursuant to Section 9.1(d) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date occurring in February, May, August and November in each year, beginning on the Payment Date occurring in August 2034, upon the occurrence of a Successful Auction Call.
Notes for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest on the applicable Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest thereon).
Pursuant to Section 9.5 of the Indenture, if any of the Note Protection Tests applicable to any Class of Notes is not satisfied as of any Determination Date, the Offered Notes shall be redeemed in accordance with the Priority of Payments set forth in the Indenture, in an amount necessary, and only to the extent necessary, for the Note Protection Tests to be satisfied.
If an Event of Default shall occur and be continuing, the Class F Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.
At any time after a declaration of acceleration of Maturity of the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as provided in the Indenture, a Majority of each Class of Offered Notes (voting as a separate Class), or if no Class of Offered Notes is outstanding, a majority by outstanding principal amount, of the Class F Notes and the Class F-E Notes or, if no Class of Offered Notes, Class F Notes or Class F-E Notes are outstanding, a majority by outstanding principal amount, of the Class G Notes and the Class G-E Notes, other than with respect to an Event of Default specified in Section 5.1(d), 5.1(f), 5.1(g) or 5.1(i) of the Indenture, by written notice to the Issuer, the Co-Issuer and the Trustee, may rescind and annul such declaration and its consequences if certain conditions set forth in the Indenture are satisfied. The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.

Exh. G-1-6

The Notes are issuable in minimum denominations of U.S.$100,000 and integral multiples of $500 in excess thereof.
The principal of each Note shall be payable on the Stated Maturity Date, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.
The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture and the term “Co-Issuer” as used in this Note includes any successor-in-interest to the Co-Issuer under the Indenture.
Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt for U.S. federal income tax purposes.
In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any statements in the final offering memorandum relating to such Notes and any representations expressly set forth in a written agreement with such party; and (C) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Note Administrator, the Trustee, or any of their respective affiliates.
Each Holder, by its acquisition of an interest in the Notes, shall be deemed to have represented to the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Collateral Manager and their counsel that no part of the funds being used to pay the purchase price for such Notes constitutes an asset of any “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”)) that is subject to Section 4975 of the Code or any other employee benefit plan that is subject to any federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code, or any entity whose underlying assets are deemed to include “plan assets” by reason of any such plan’s investment in the entity or otherwise.
Title to Notes shall pass by registration in the Register kept by the Note Administrator, acting through its Corporate Trust Office.

Exh. G-1-7

No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee, to the Note Administrator or to the Holder hereof is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
THE HOLDER OF THIS NOTE AGREES NOT TO CAUSE THE FILING OF A PETITION IN BANKRUPTCY AGAINST THE ISSUER, THE CO-ISSUER OR ANY PERMITTED SUBSIDIARY IN ANY APPLICABLE OR RELEVANT JURISDICTION UNTIL AT LEAST ONE YEAR AND ONE DAY (OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT), AFTER THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.
AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. IN THE CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE INDENTURE AND THE NOTES, THE INDENTURE SHALL GOVERN.

Exh. G-1-8

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.
Dated as of August 15, 2024
BRSP 2024-FL2, LTD., as Issuer

By:
Name:
Title:

Exh. G-1-9

CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Indenture.
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Note Administrator

By:
Name:
Title:

Exh. G-1-10

ASSIGNMENT FORM
For value received _______________________________
hereby sell, assign and transfer unto
________________________________________

________________________________________
Please insert social security or
other identifying number of assignee
Please print or type name
and address, including zip code,
of assignee:
__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________
the within Note and does hereby irrevocably constitute and appoint ____________________ Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Note)

Exh. G-1-11

SCHEDULE A
EXCHANGES IN GLOBAL NOTES
This Note shall be issued in the original principal balance of U.S.$[ó] on the Closing Date. The following exchanges of a part of this [Rule 144A][Regulation S] Global Note have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Note Administrator or securities Custodian

Exh. G-1-12

EXHIBIT G-2
FORM OF CLASS F SEVENTH PRIORITY FLOATING RATE NOTE DUE 2037 DEFINITIVE NOTE
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (X) EITHER (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (2) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, A QIB OR AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR,” WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (Y) A “QUALIFIED PURCHASER” AS DEFINED IN SECTION 2(a)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A DEFINITIVE NOTE WILL BE REQUIRED TO MAKE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE, THE NOTE ADMINISTRATOR OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF THIS NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF THIS NOTE VOID AND REQUIRE THAT THIS NOTE BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.

Exh. G-2-1

BRSP 2024-FL2, LTD.
CLASS F SEVENTH PRIORITY
FLOATING RATE NOTE DUE 2037
No. IAI - ____
CUSIP No. [ó]    U.S.$[ó]
ISIN: [ó]
BRSP 2024-FL2, LTD., a Cayman Islands exempted company with limited liability (the “Issuer”) for value received, hereby promises to pay to [_______] or its registered assigns (a) upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum of [_______] United States Dollars (U.S.$[_]) on the Payment Date occurring in August 2037 (the “Stated Maturity Date”), to the extent not previously paid, in accordance with the Indenture referred to below unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise and (b) the Class F Interest Distribution Amount allocable to this Note in accordance with the Indenture payable initially on September 19, 2024, and thereafter monthly on the 19th day of each month (or, if such day is not a Business Day, the preceding Business Day) (each, a “Payment Date”). Interest on the Class F Notes shall accrue at the Class F Rate and shall be computed on the basis of the actual number of days in the related Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.
The obligations of the Issuer under this Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Collateral pledged by the Issuer as security for the Offered Notes under the Indenture, and in the event the Collateral are insufficient to satisfy such obligations, any claims of the Holders of the Notes shall be extinguished, all in accordance with the Indenture.
The payment of principal and interest on this Note is pro rata with the payments of the principal, if any, of, and interest on, the Class F-E Notes and Class F-X Notes. The payment of interest on this Note is senior to the payments of the principal of, and interest on, the Class G Notes, the Class G-E Notes, the Class G-X Notes and the Preferred Shares. Except as set forth in the Indenture, the payment of principal of this Note is subordinate to the payments of principal of and interest on the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes and no payments of principal on the Class F Notes will be made until the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes are paid in full. The principal of this Note shall be due and payable no later than the Stated Maturity Date unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise; provided, however, that, except as set forth in the Indenture, the payment of principal of this Note may only occur after principal on the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes has been paid in full and is subordinated to the payment on each Payment Date of the principal and interest due

Exh. G-2-2

and payable on the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes and other amounts in accordance with the Priority of Payments, all in accordance with the Indenture.
Payments in respect of principal and interest and any other amounts due on any Payment Date on this Note shall be payable by the Trustee or a Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Trustee on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Notes Register, as provided in the Indenture.
Interest will cease to accrue on this Note, or in the case of a partial repayment, on such repaid part, from the date of repayment or the Stated Maturity Date, unless payment of principal is improperly withheld or unless an Event of Default occurs with respect to such payments of principal.
Notwithstanding the foregoing, the final payment of interest and principal due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent.
The Holder of this Note shall be treated as the owner hereof for all purposes.
Except as specifically provided herein and in the Indenture, neither the Issuer nor BRSP 2024-FL2, LLC (the “Co-Issuer”) shall be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.
Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
This Note is one of a duly authorized issue of Class F Seventh Priority Floating Rate Notes Due 20371, of the Issuer (the “Class F Notes”), limited in aggregate principal amount to U.S.$30,375,000 issued under an indenture dated as of August 15, 2024 (the “Indenture”) by and among the Issuer, the Co-Issuer, BrightSpire Capital Advancing Agent, LLC, as advancing agent, Wilmington Trust, National Association, as trustee (in such capacity and together with any successor trustee permitted under the Indenture, the “Trustee”), and Computershare Trust Company, National Association, as note administrator and as custodian. Also authorized under the Inden
1     At any time on or after the Initial MASCOT Note Issuance Date, all or a portion of (i) the Class F Notes may be exchanged for proportionate interests in the Class F-E Notes (the “Class F-E Notes”) and the Class F-X Notes (the “Class F-X Notes”) and vice versa, and (ii) the Class G Notes may be exchanged for proportionate interests in the Class G-E Notes (the “Class G-E Notes”) and the Class G-X Notes (the “Class G-X Notes”) and vice versa.

Exh. G-2-3

ture are (a) U.S.$367,875,000 Class A Senior Secured Floating Rate Notes Due 2037 (the “Class A Notes”), (b) U.S.$74,250,000 Class A-S Second Priority Secured Floating Rate Notes Due 2037 (the “Class A-S Notes”), (c) U.S.$55,687,000 Class B Third Priority Secured Floating Rate Notes Due 2037 (the “Class B Notes”), (d) U.S.$43,875,000 Class C Fourth Priority Secured Floating Rate Notes Due 2037 (the “Class C Notes”), (e) U.S.$27,000,000 Class D Fifth Priority Secured Floating Rate Notes Due 2037 (the “Class D Notes”), (f) U.S.$15,188,000 Class E Sixth Priority Secured Floating Rate Notes Due 2037 (the “Class E Notes”) and (g) U.S.$18,562,000 Class G Eighth Priority Floating Rate Notes Due 20371 (the “Class G Notes, and, together with the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G-E Notes and the Class G-X Notes, the “Notes”).
Concurrently with the issuance of the Notes, the Issuer also will issue preferred shares (the “Preferred Shares”), under the Issuer’s memorandum and articles of association as part of its issued share capital.
Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Advancing Agent, the Holders of the Notes and the Preferred Shares and the terms upon which the Notes and the Preferred Shares are, and are to be, executed, authenticated and delivered.
Payments of principal of the Class F Notes shall be payable in accordance with Section 11.1(a) of the Indenture.
Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.
Pursuant to Section 9.1(a) of the Indenture, the Notes are subject to redemption by the Issuer at the direction of the Collateral Manager, in whole but not in part, at a price equal to the applicable Redemption Price, upon notice given in the manner provided in the Indenture, on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Offered Notes has been reduced to 10% or less of the Aggregate Outstanding Amount of the Offered Notes on the Closing Date; provided that the funds available to be used for such redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(b) of the Indenture, the Notes shall be redeemable, in whole but not in part, by the Issuer, at their applicable Redemption Prices, upon the occurrence of a Tax Event, if the Tax Materiality Condition is satisfied, at the direction of the Majority of Preferred Shareholders; provided that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(c) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the

Exh. G-2-4

applicable Redemption Prices for the Securities on any Payment Date after the end of the Non-Call Period at the direction in writing of the Majority of Preferred Shareholders.
Pursuant to Section 9.1(d) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date occurring in February, May, August and November in each year, beginning on the Payment Date occurring in August 2034, upon the occurrence of a Successful Auction Call.
Notes for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest on the applicable Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest thereon).
Pursuant to Section 9.5 of the Indenture, if any of the Note Protection Tests applicable to any Class of Notes is not satisfied as of any Determination Date, the Offered Notes shall be redeemed in accordance with the Priority of Payments set forth in the Indenture, in an amount necessary, and only to the extent necessary, for the Note Protection Tests to be satisfied.
If an Event of Default shall occur and be continuing, the Class F Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.
At any time after a declaration of acceleration of Maturity of the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as provided in the Indenture, a Majority of each Class of Offered Notes (voting as a separate Class), or if no Class of Offered Notes is outstanding, a majority by outstanding principal amount, of the Class F Notes and the Class F-E Notes or, if no Class of Offered Notes, Class F Notes or Class F-E Notes are outstanding, a majority by outstanding principal amount, of the Class G Notes and the Class G-E Notes, other than with respect to an Event of Default specified in Section 5.1(d), 5.1(f), 5.1(g) or 5.1(i) of the Indenture, by written notice to the Issuer, the Co-Issuer and the Trustee, may rescind and annul such declaration and its consequences if certain conditions set forth in the Indenture are satisfied. The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.
The Notes are issuable in minimum denominations of U.S.$100,000 and integral multiples of $500 in excess thereof.
The principal of each Note shall be payable on the Stated Maturity Date, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.
The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture and the term “Co-Issuer” as used in this Note includes any successor-in-interest to the Co-Issuer under the Indenture.

Exh. G-2-5

Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt for U.S. federal income tax purposes.
In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any statements in the final offering memorandum relating to such Notes and any representations expressly set forth in a written agreement with such party; and (C) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Note Administrator, the Trustee, or any of their respective affiliates.
Each Holder, by its acquisition of an interest in the Notes, shall be deemed to have represented to the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Collateral Manager and their counsel that no part of the funds being used to pay the purchase price for such Notes constitutes an asset of any “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”)) that is subject to Section 4975 of the Code or any other employee benefit plan that is subject to any federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code, or any entity whose underlying assets are deemed to include “plan assets” by reason of any such plan’s investment in the entity or otherwise.
Title to Notes shall pass by registration in the Register kept by the Note Administrator, acting through its Corporate Trust Office.
No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee, to the Note Administrator or to the Holder hereof is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy

Exh. G-2-6

hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
THE HOLDER OF THIS NOTE AGREES NOT TO CAUSE THE FILING OF A PETITION IN BANKRUPTCY AGAINST THE ISSUER, THE CO-ISSUER OR ANY PERMITTED SUBSIDIARY IN ANY APPLICABLE OR RELEVANT JURISDICTION UNTIL AT LEAST ONE YEAR AND ONE DAY (OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT), AFTER THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.
AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. IN THE CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE INDENTURE AND THE NOTES, THE INDENTURE SHALL GOVERN.

Exh. G-2-7

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.
Dated as of August 15, 2024
BRSP 2024-FL2, LTD., as Issuer

By:
Name:
Title:

Exh. G-2-8

CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Indenture.
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Note Administrator

By:
Name:
Title:

Exh. G-2-9

ASSIGNMENT FORM
For value received _______________________________
hereby sell, assign and transfer unto
________________________________________

________________________________________
Please insert social security or
other identifying number of assignee
Please print or type name
and address, including zip code,
of assignee:
__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________
the within Note and does hereby irrevocably constitute and appoint ____________________ Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Note)

Exh. G-2-10

EXHIBIT G-3
FORM OF CLASS F-E SEVENTH PRIORITY FLOATING RATE NOTE DUE 2037
[REGULATION S] [RULE 144A] GLOBAL NOTE
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (X) EITHER (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (2) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, A QIB OR AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR,” WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (Y) A “QUALIFIED PURCHASER” AS DEFINED IN SECTION 2(a)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A GLOBAL NOTE WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE, THE NOTE ADMINISTRATOR OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH BENEFICIAL INTEREST IN SUCH GLOBAL NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF SUCH INTEREST IN SUCH GLOBAL NOTE VOID AND REQUIRE THAT SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.

Exh. G-3-1

ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE MAY NOT BE EXCHANGED OR TRANSFERRED IN WHOLE OR IN PART FOR A NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THAT DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.
PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE NOTE ADMINISTRATOR.
[AN INTEREST IN THIS NOTE MAY NOT BE HELD BY A PERSON THAT IS A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) AT ANY TIME. IN ADDITION, AN INTEREST IN THIS NOTE MAY BE HELD ONLY THROUGH EUROCLEAR OR CLEARSTREAM, LUXEMBOURG AT ANY TIME.]1
1     For Regulation S Global Note.

Exh. G-3-2

BRSP 2024-FL2, LTD.
CLASS F-E SEVENTH PRIORITY FLOATING RATE NOTE DUE 2037
No. [Reg. S][144A] -____    Up to
CUSIP No. [G1744CAB1]2[05613DAC3]3    U.S.$30,375,000
ISIN: [USG1744CAB12]4 [US05613DAC39]5
BRSP 2024-FL2, LTD., a Cayman Islands exempted company with limited liability (the “Issuer”) for value received, hereby promises to pay to CEDE & CO. or its registered assigns (a) upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum of up to THIRTY MILLION, THREE HUNDRED AND SEVENTY-FIVE THOUSAND United States Dollars (U.S.$30,375,000), or such other principal sum as is equal to the aggregate principal amount of the Class F-E Notes identified from time to time on the records of the Note Administrator and Schedule A hereto as being represented by this [Rule 144A][Regulation S] Global Note, on the Payment Date occurring in August 2037 (the “Stated Maturity Date”), to the extent not previously paid, in accordance with the Indenture referred to below unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise and (b) the Class F-E Interest Distribution Amount allocable to this Note in accordance with the Indenture payable initially on September 19, 2024, and thereafter monthly on the 19th day of each month (or, if such day is not a Business Day, the preceding Business Day) (each, a “Payment Date”). Interest on the Class F-E Notes shall accrue at the interest rate for Class F-E Notes determined at the time of exchange of Class F Notes for proportionate interests in the Class F-E Notes and Class F-X Notes and shall be computed on the basis of the actual number of days in the related Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.
The obligations of the Issuer under this Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Collateral pledged by the Issuer as security for the Offered Notes under the Indenture, and in the event the Collateral are insufficient to satisfy such obligations, any claims of the Holders of the Notes shall be extinguished, all in accordance with the Indenture.
The payment of principal and interest on this Note is pro rata with the payments of the principal, if any, of and interest on, the Class F Notes and the Class F-X Notes. The payment of interest on this Note is senior to the payments of the principal of, and interest on, the Class G Notes and the Preferred Shares. Except as set forth in the Indenture, the payment of principal of this Note is subordinate to the payments of principal of and interest on the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes and no payments of principal on the Class F-E Notes will be made until the Class A Notes, the
2     For Regulation S Global Note.
3     For Rule 144A Global Note.
4     For Regulation S Global Note.
5     For Rule 144A Global Note.

Exh. G-3-3

Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes are paid in full. The principal of this Note shall be due and payable no later than the Stated Maturity Date unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise; provided, however, that, except as set forth in the Indenture, the payment of principal of this Note may only occur after principal on the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes has been paid in full and is subordinated to the payment on each Payment Date of the principal and interest due and payable on the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes and other amounts in accordance with the Priority of Payments, all in accordance with the Indenture.
Payments in respect of principal and interest and any other amounts due on any Payment Date on this Note shall be payable by the Trustee or a Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Trustee on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Notes Register, as provided in the Indenture.
Interest will cease to accrue on this Note, or in the case of a partial repayment, on such repaid part, from the date of repayment or the Stated Maturity Date, unless payment of principal is improperly withheld or unless an Event of Default occurs with respect to such payments of principal.
Notwithstanding the foregoing, the final payment of interest and principal due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent.
The Holder of this Note shall be treated as the owner hereof for all purposes.
Except as specifically provided herein and in the Indenture, neither the Issuer nor BRSP 2024-FL2, LLC (the “Co-Issuer”) shall be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.
Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Exh. G-3-4

This Note is one of a duly authorized issue of Class F-E Seventh Priority Floating Rate Notes Due 20376, of the Issuer, issued under an indenture dated as of August 15, 2024 (the “Indenture”) by and among the Issuer, the Co-Issuer, BrightSpire Capital Advancing Agent, LLC, as advancing agent, Wilmington Trust, National Association, as trustee (in such capacity and together with any successor trustee permitted under the Indenture, the “Trustee”), and Computershare Trust Company, National Association, as note administrator and as custodian. Also authorized under the Indenture are (a)  U.S.$367,875,000 Class A Senior Secured Floating Rate Notes Due 2037 (the “Class A Notes”), (b)  U.S.$74,250,000 Class A-S Second Priority Secured Floating Rate Notes Due 2037 (the “Class A-S Notes”), (c) U.S.$55,687,000 Class B Third Priority Secured Floating Rate Notes Due 2037 (the “Class B Notes”), (d) U.S.$43,875,000 Class C Fourth Priority Secured Floating Rate Notes Due 2037 (the “Class C Notes”), (e) U.S.$27,000,000 Class D Fifth Priority Secured Floating Rate Notes Due 2037 (the “Class D Notes”), (f) U.S.$15,188,000 Class E Sixth Priority Secured Floating Rate Notes Due 2037 (the “Class E Notes”), (g) U.S.$30,375,000 Class F Seventh Priority Floating Rate Notes Due 20376 (the “Class F Notes”), and (h) U.S.$18,562,000 Class G Eighth Priority Floating Rate Notes Due 20376 (the “Class G Notes” and, together with the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G-E Notes and the Class G-X Notes, the “Notes”).
Concurrently with the issuance of the Notes, the Issuer also will issue preferred shares (the “Preferred Shares”), under the Issuer’s memorandum and articles of association as part of its issued share capital.
Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Advancing Agent, the Holders of the Notes and the Preferred Shares and the terms upon which the Notes and the Preferred Shares are, and are to be, executed, authenticated and delivered.
Payments of principal of the Class F-E Notes shall be payable in accordance with Section 11.1(a) of the Indenture.
Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.
Pursuant to Section 9.1(a) of the Indenture, the Notes are subject to redemption by the Issuer at the direction of the Collateral Manager, in whole but not in part, at a price equal to the applicable Redemption Price, upon notice given in the manner provided in the Indenture, on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Offered Notes has been reduced to 10% or less of the Aggregate Outstanding Amount of the
6     At any time on or after the Initial MASCOT Note Issuance Date, all or a portion of (i) the Class F Notes may be exchanged for proportionate interests in the Class F-E Notes (the “Class F-E Notes”) and the Class F-X Notes (the “Class F-X Notes”) and vice versa, and (ii) the Class G Notes may be exchanged for proportionate interests in the Class G-E Notes (the “Class G-E Notes”) and the Class G-X Notes (the “Class G-X Notes”) and vice versa.

Exh. G-3-5

Offered Notes on the Closing Date; provided that the funds available to be used for such redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(b) of the Indenture, the Notes shall be redeemable, in whole but not in part, by the Issuer, at their applicable Redemption Prices, upon the occurrence of a Tax Event, if the Tax Materiality Condition is satisfied, at the direction of the Majority of Preferred Shareholders; provided that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(c) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date after the end of the Non-Call Period at the direction in writing of the Majority of Preferred Shareholders.
Pursuant to Section 9.1(d) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date occurring in February, May, August and November in each year, beginning on the Payment Date occurring in August 2034, upon the occurrence of a Successful Auction Call.
Notes for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest on the applicable Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest thereon).
Pursuant to Section 9.5 of the Indenture, if any of the Note Protection Tests applicable to any Class of Notes is not satisfied as of any Determination Date, the Offered Notes shall be redeemed in accordance with the Priority of Payments set forth in the Indenture, in an amount necessary, and only to the extent necessary, for the Note Protection Tests to be satisfied.
If an Event of Default shall occur and be continuing, the Class F-E Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.
At any time after a declaration of acceleration of Maturity of the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as provided in the Indenture, a Majority of each Class of Offered Notes (voting as a separate Class), or if no Class of Offered Notes is outstanding, a majority by outstanding principal amount, of the Class F Notes and the Class F-E Notes or, if no Class of Offered Notes, Class F Notes or Class F-E Notes are outstanding, a majority by outstanding principal amount, of the Class G Notes and the Class G-E Notes, other than with respect to an Event of Default specified in Section 5.1(d), 5.1(f), 5.1(g) or 5.1(i) of the Indenture, by written notice to the Issuer, the Co-Issuer and the Trustee, may rescind and annul such declaration and its consequences if certain conditions set forth in the Indenture are satisfied. The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.

Exh. G-3-6

The Notes are issuable in minimum denominations of U.S.$100,000 and integral multiples of $500 in excess thereof.
The principal of each Note shall be payable on the Stated Maturity Date, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.
The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture and the term “Co-Issuer” as used in this Note includes any successor-in-interest to the Co-Issuer under the Indenture.
Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt for U.S. federal income tax purposes.
In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any statements in the final offering memorandum relating to such Notes and any representations expressly set forth in a written agreement with such party; and (C) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Note Administrator, the Trustee, or any of their respective affiliates.
Each Holder, by its acquisition of an interest in the Notes, shall be deemed to have represented to the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Collateral Manager and their counsel that no part of the funds being used to pay the purchase price for such Notes constitutes an asset of any “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”)) that is subject to Section 4975 of the Code or any other employee benefit plan that is subject to any federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code, or any entity whose underlying assets are deemed to include “plan assets” by reason of any such plan’s investment in the entity or otherwise.
Title to Notes shall pass by registration in the Register kept by the Note Administrator, acting through its Corporate Trust Office.

Exh. G-3-7

No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee, to the Note Administrator or to the Holder hereof is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
THE HOLDER OF THIS NOTE AGREES NOT TO CAUSE THE FILING OF A PETITION IN BANKRUPTCY AGAINST THE ISSUER, THE CO-ISSUER OR ANY PERMITTED SUBSIDIARY IN ANY APPLICABLE OR RELEVANT JURISDICTION UNTIL AT LEAST ONE YEAR AND ONE DAY (OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT), AFTER THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.
AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. IN THE CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE INDENTURE AND THE NOTES, THE INDENTURE SHALL GOVERN.

Exh. G-3-8

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.
Dated as of August 15, 2024
BRSP 2024-FL2, LTD., as Issuer

By:
Name:
Title:

Exh. G-3-9

CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Indenture.
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Note Administrator

By:
Name:
Title:

Exh. G-3-10

ASSIGNMENT FORM
For value received _______________________________
hereby sell, assign and transfer unto
________________________________________

________________________________________
Please insert social security or
other identifying number of assignee
Please print or type name
and address, including zip code,
of assignee:
__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________
the within Note and does hereby irrevocably constitute and appoint ____________________ Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Note)

Exh. G-3-11

SCHEDULE A
EXCHANGES IN GLOBAL NOTES
This Note shall be issued in the original principal balance of U.S.$[ó] on the Closing Date. The following exchanges of a part of this [Rule 144A][Regulation S] Global Note have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Note Administrator or securities Custodian

Exh. G-3-12

EXHIBIT G-4
FORM OF CLASS F-E SEVENTH PRIORITY FLOATING RATE NOTE DUE 2037 DEFINITIVE NOTE
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (X) EITHER (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (2) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, A QIB OR AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR,” WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (Y) A “QUALIFIED PURCHASER” AS DEFINED IN SECTION 2(a)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A DEFINITIVE NOTE WILL BE REQUIRED TO MAKE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE, THE NOTE ADMINISTRATOR OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF THIS NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF THIS NOTE VOID AND REQUIRE THAT THIS NOTE BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.

Exh. G-4-1

BRSP 2024-FL2, LTD.
CLASS F-E SEVENTH PRIORITY
FLOATING RATE NOTE DUE 2037
No. IAI - ____
CUSIP No. [ó]    U.S.$[ó]
ISIN: [ó]
BRSP 2024-FL2, LTD., a Cayman Islands exempted company with limited liability (the “Issuer”) for value received, hereby promises to pay to [_______] or its registered assigns (a) upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum of [_______] United States Dollars (U.S.$[_]) on the Payment Date occurring in August 2037 (the “Stated Maturity Date”), to the extent not previously paid, in accordance with the Indenture referred to below unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise and (b) the Class F-E Interest Distribution Amount allocable to this Note in accordance with the Indenture payable initially on September 19, 2024, and thereafter monthly on the 19th day of each month (or, if such day is not a Business Day, the preceding Business Day) (each, a “Payment Date”). Interest on the Class F-E Notes shall accrue at the interest rate for the Class F-E Notes determined at the time of exchange of Class F Notes for proportionate interests in the Class F-E Notes and Class F-X Notes and shall be computed on the basis of the actual number of days in the related Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.
The obligations of the Issuer under this Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Collateral pledged by the Issuer as security for the Offered Notes under the Indenture, and in the event the Collateral are insufficient to satisfy such obligations, any claims of the Holders of the Notes shall be extinguished, all in accordance with the Indenture.
The payment of principal and interest on this Note is pro rata with the payments of the principal, if any, of, and interest on, the Class F Notes and the Class F-X Notes. The payment of interest on this Note is senior to the payments of the principal of, and interest on, the Class G Notes, the Class G-E Notes, the Class G-X Notes and the Preferred Shares. Except as set forth in the Indenture, the payment of principal of this Note is subordinate to the payments of principal of and interest on the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes and no payments of principal on the Class F-E Notes will be made until the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes are paid in full. The principal of this Note shall be due and payable no later than the Stated Maturity Date unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise; provided, however, that, except as set forth in the Indenture, the payment of principal of this Note may only occur after principal on the Class A Notes, the Class A-S Notes,

Exh. G-4-2

the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes has been paid in full and is subordinated to the payment on each Payment Date of the principal and interest due and payable on the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes and other amounts in accordance with the Priority of Payments, all in accordance with the Indenture.
Payments in respect of principal and interest and any other amounts due on any Payment Date on this Note shall be payable by the Trustee or a Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Trustee on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Notes Register, as provided in the Indenture.
Interest will cease to accrue on this Note, or in the case of a partial repayment, on such repaid part, from the date of repayment or the Stated Maturity Date, unless payment of principal is improperly withheld or unless an Event of Default occurs with respect to such payments of principal.
Notwithstanding the foregoing, the final payment of interest and principal due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent.
The Holder of this Note shall be treated as the owner hereof for all purposes.
Except as specifically provided herein and in the Indenture, neither the Issuer nor BRSP 2024-FL2, LLC (the “Co-Issuer”) shall be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.
Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
This Note is one of a duly authorized issue of Class F-E Seventh Priority Floating Rate Notes Due 20371, of the Issuer, issued under an indenture dated as of August 15, 2024 (the “Indenture”) by and among the Issuer, the Co-Issuer, BrightSpire Capital Advancing Agent, LLC, as advancing agent, Wilmington Trust, National Association, as trustee (in such capacity and together with any successor trustee permitted under the Indenture, the “Trustee”), and Computers
1     At any time on or after the Initial MASCOT Note Issuance Date, all or a portion of (i) the Class F Notes may be exchanged for proportionate interests in the Class F-E Notes (the “Class F-E Notes”) and the Class F-X Notes (the “Class F-X Notes”) and vice versa, and (ii) the Class G Notes may be exchanged for proportionate interests in the Class G-E Notes (the “Class G-E Notes”) and the Class G-X Notes (the “Class G-X Notes”) and vice versa.

Exh. G-4-3

hare Trust Company, National Association, as note administrator and as custodian. Also authorized under the Indenture are (a) U.S.$367,875,000 Class A Senior Secured Floating Rate Notes Due 2037 (the “Class A Notes”), (b) U.S.$74,250,000 Class A-S Second Priority Secured Floating Rate Notes Due 2037 (the “Class A-S Notes”), (c) U.S.$55,687,000 Class B Third Priority Secured Floating Rate Notes Due 2037 (the “Class B Notes”), (d) U.S.$43,875,000 Class C Fourth Priority Secured Floating Rate Notes Due 2037 (the “Class C Notes”), (e) U.S.$27,000,000 Class D Fifth Priority Secured Floating Rate Notes Due 2037 (the “Class D Notes”), (f) U.S.$15,188,000 Class E Sixth Priority Secured Floating Rate Notes Due 2037 (the “Class E Notes”), (g) U.S.$30,375,000 Class F Seventh Priority Floating Rate Notes Due 20371 (the “Class F Notes”) and (h) U.S.$18,562,000 Class G Eighth Priority Floating Rate Notes Due 20371 (the “Class G Notes, and, together with the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G-E Notes and the Class G-X Notes, the “Notes”).
Concurrently with the issuance of the Notes, the Issuer also will issue preferred shares (the “Preferred Shares”), under the Issuer’s memorandum and articles of association as part of its issued share capital.
Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Advancing Agent, the Holders of the Notes and the Preferred Shares and the terms upon which the Notes and the Preferred Shares are, and are to be, executed, authenticated and delivered.
Payments of principal of the Class F-E Notes shall be payable in accordance with Section 11.1(a) of the Indenture.
Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.
Pursuant to Section 9.1(a) of the Indenture, the Notes are subject to redemption by the Issuer at the direction of the Collateral Manager, in whole but not in part, at a price equal to the applicable Redemption Price, upon notice given in the manner provided in the Indenture, on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Offered Notes has been reduced to 10% or less of the Aggregate Outstanding Amount of the Offered Notes on the Closing Date; provided that the funds available to be used for such redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(b) of the Indenture, the Notes shall be redeemable, in whole but not in part, by the Issuer, at their applicable Redemption Prices, upon the occurrence of a Tax Event, if the Tax Materiality Condition is satisfied, at the direction of the Majority of Preferred Shareholders; provided that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price.

Exh. G-4-4

Pursuant to Section 9.1(c) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date after the end of the Non-Call Period at the direction in writing of the Majority of Preferred Shareholders.
Pursuant to Section 9.1(d) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date occurring in February, May, August and November in each year, beginning on the Payment Date occurring in August 2034, upon the occurrence of a Successful Auction Call.
Notes for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest on the applicable Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest thereon).
Pursuant to Section 9.5 of the Indenture, if any of the Note Protection Tests applicable to any Class of Notes is not satisfied as of any Determination Date, the Offered Notes shall be redeemed in accordance with the Priority of Payments set forth in the Indenture, in an amount necessary, and only to the extent necessary, for the Note Protection Tests to be satisfied.
If an Event of Default shall occur and be continuing, the Class F-E Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.
At any time after a declaration of acceleration of Maturity of the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as provided in the Indenture, a Majority of each Class of Offered Notes (voting as a separate Class), or if no Class of Offered Notes is outstanding, a majority by outstanding principal amount, of the Class F Notes and the Class F-E Notes or, if no Class of Offered Notes, Class F Notes or Class F-E Notes are outstanding, a majority by outstanding principal amount, of the Class G Notes and the Class G-E Notes, other than with respect to an Event of Default specified in Section 5.1(d), 5.1(f), 5.1(g) or 5.1(i) of the Indenture, by written notice to the Issuer, the Co-Issuer and the Trustee, may rescind and annul such declaration and its consequences if certain conditions set forth in the Indenture are satisfied. The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.
The Notes are issuable in minimum denominations of U.S.$100,000 and integral multiples of $500 in excess thereof.
The principal of each Note shall be payable on the Stated Maturity Date, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.

Exh. G-4-5

The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture and the term “Co-Issuer” as used in this Note includes any successor-in-interest to the Co-Issuer under the Indenture.
Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt for U.S. federal income tax purposes.
In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any statements in the final offering memorandum relating to such Notes and any representations expressly set forth in a written agreement with such party; and (C) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Note Administrator, the Trustee, or any of their respective affiliates.
Each Holder, by its acquisition of an interest in the Notes, shall be deemed to have represented to the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Collateral Manager and their counsel that no part of the funds being used to pay the purchase price for such Notes constitutes an asset of any “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”)) that is subject to Section 4975 of the Code or any other employee benefit plan that is subject to any federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code, or any entity whose underlying assets are deemed to include “plan assets” by reason of any such plan’s investment in the entity or otherwise.
Title to Notes shall pass by registration in the Register kept by the Note Administrator, acting through its Corporate Trust Office.
No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee, to the Note Administrator or to the Holder hereof is intended to be exclusive of any other right or

Exh. G-4-6

remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
THE HOLDER OF THIS NOTE AGREES NOT TO CAUSE THE FILING OF A PETITION IN BANKRUPTCY AGAINST THE ISSUER, THE CO-ISSUER OR ANY PERMITTED SUBSIDIARY IN ANY APPLICABLE OR RELEVANT JURISDICTION UNTIL AT LEAST ONE YEAR AND ONE DAY (OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT), AFTER THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.
AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. IN THE CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE INDENTURE AND THE NOTES, THE INDENTURE SHALL GOVERN.

Exh. G-4-7

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.
Dated as of August 15, 2024
BRSP 2024-FL2, LTD., as Issuer

By:
Name:
Title:

Exh. G-4-8

CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Indenture.
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Note Administrator

By:
Name:
Title:

Exh. G-4-9

ASSIGNMENT FORM
For value received _______________________________
hereby sell, assign and transfer unto
________________________________________

________________________________________
Please insert social security or
other identifying number of assignee
Please print or type name
and address, including zip code,
of assignee:
__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________
the within Note and does hereby irrevocably constitute and appoint ____________________ Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Note)

Exh. G-4-10

EXHIBIT G-5
FORM OF CLASS F-X SEVENTH PRIORITY FLOATING RATE NOTE DUE 2037
[REGULATION S] [RULE 144A] GLOBAL NOTE
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (X) EITHER (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (2) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, A QIB OR AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR,” WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (Y) A “QUALIFIED PURCHASER” AS DEFINED IN SECTION 2(a)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE IN A NOTIONAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A NOTIONAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A GLOBAL NOTE WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE, THE NOTE ADMINISTRATOR OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH BENEFICIAL INTEREST IN SUCH GLOBAL NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF SUCH INTEREST IN SUCH GLOBAL NOTE VOID AND REQUIRE THAT SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.

Exh. G-5-1

ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE MAY NOT BE EXCHANGED OR TRANSFERRED IN WHOLE OR IN PART FOR A NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THAT DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.
[AN INTEREST IN THIS NOTE MAY NOT BE HELD BY A PERSON THAT IS A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) AT ANY TIME. IN ADDITION, AN INTEREST IN THIS NOTE MAY BE HELD ONLY THROUGH EUROCLEAR OR CLEARSTREAM, LUXEMBOURG AT ANY TIME.]1
1     For Regulation S Global Note.

Exh. G-5-2

BRSP 2024-FL2, LTD.
CLASS F-X SEVENTH PRIORITY FLOATING RATE NOTE DUE 2037
No. [Reg. S][144A] -____    Up to
CUSIP No. [G1744CAC9]2[05613DAE9]3    U.S.$30,375,000
ISIN: [USG1744CAC94]4 [US05613DAE94]5
BRSP 2024-FL2, LTD., a Cayman Islands exempted company with limited liability (the “Issuer”) for value received, hereby promises to pay to CEDE & CO. or its registered assigns the Class F-X Interest Distribution Amount allocable to this Note in accordance with the Indenture payable initially on September 19, 2024, and thereafter monthly on the 19th day of each month (or, if such day is not a Business Day, the preceding Business Day) (each, a “Payment Date”). Interest on the Class F-X Notes shall accrue at the interest rate for Class F-X Notes determined at the time of exchange of Class F Notes for proportionate interests in the Class F-E Notes and Class F-X Notes and shall be computed on the basis of the actual number of days in the related Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.
The obligations of the Issuer under this Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Collateral pledged by the Issuer as security for the Offered Notes under the Indenture, and in the event the Collateral are insufficient to satisfy such obligations, any claims of the Holders of the Notes shall be extinguished, all in accordance with the Indenture.
The payment of interest on this Note is pro rata with the payments of interest on, the Class F Notes and the Class F-E Notes. The payment of interest on this Note is senior to the payments of interest on the Class G Notes, the Class G-E Notes, the Class G-X Notes and the Preferred Shares.
Payments in respect of interest and any other amounts due on any Payment Date on this Note shall be payable by the Trustee or a Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Trustee on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Notes Register, as provided in the Indenture.
Interest will cease to accrue on this Note, or in the case of a partial repayment, on such repaid part, from the date of repayment or the Payment Date occurring in August 2037 (the “Stated Maturity Date”).
2     For Regulation S Global Note.
3     For Rule 144A Global Note.
4     For Regulation S Global Note.
5     For Rule 144A Global Note.

Exh. G-5-3

Notwithstanding the foregoing, the final payment of interest due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent.
The Holder of this Note shall be treated as the owner hereof for all purposes.
Except as specifically provided herein and in the Indenture, neither the Issuer nor BRSP 2024-FL2, LLC (the “Co-Issuer”) shall be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.
Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
This Note is one of a duly authorized issue of Class F-X Seventh Priority Floating Rate Notes Due 20376, of the Issuer, issued under an indenture dated as of August 15, 2024 (the “Indenture”) by and among the Issuer, the Co-Issuer, BrightSpire Capital Advancing Agent, LLC, as advancing agent, Wilmington Trust, National Association, as trustee (in such capacity and together with any successor trustee permitted under the Indenture, the “Trustee”), and Computershare Trust Company, National Association, as note administrator and as custodian. Also authorized under the Indenture are (a)  U.S.$367,875,000 Class A Senior Secured Floating Rate Notes Due 2037 (the “Class A Notes”), (b)  U.S.$74,250,000 Class A-S Second Priority Secured Floating Rate Notes Due 2037 (the “Class A-S Notes”), (c) U.S.$55,687,000 Class B Third Priority Secured Floating Rate Notes Due 2037 (the “Class B Notes”), (d) U.S.$43,875,000 Class C Fourth Priority Secured Floating Rate Notes Due 2037 (the “Class C Notes”), (e) U.S.$27,000,000 Class D Fifth Priority Secured Floating Rate Notes Due 2037 (the “Class D Notes”), (f) U.S.$15,188,000 Class E Sixth Priority Secured Floating Rate Notes Due 2037 (the “Class E Notes”), (g) U.S.$30,375,000 Class F Seventh Priority Floating Rate Notes Due 20376 (the “Class F Notes”), and (h) U.S.$18,562,000 Class G Eighth Priority Floating Rate Notes Due 20376 (the “Class G Notes” and, together with the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G-E Notes and the Class G-X Notes, the “Notes”).
Concurrently with the issuance of the Notes, the Issuer also will issue preferred shares (the “Preferred Shares”), under the Issuer’s memorandum and articles of association as part of its issued share capital.
6     At any time on or after the Initial MASCOT Note Issuance Date, all or a portion of (i) the Class F Notes may be exchanged for proportionate interests in the Class F-E Notes (the “Class F-E Notes”) and the Class F-X Notes (the “Class F-X Notes”) and vice versa, and (ii) the Class G Notes may be exchanged for proportionate interests in the Class G-E Notes (the “Class G-E Notes”) and the Class G-X Notes (the “Class G-X Notes”) and vice versa.

Exh. G-5-4

Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Advancing Agent, the Holders of the Notes and the Preferred Shares and the terms upon which the Notes and the Preferred Shares are, and are to be, executed, authenticated and delivered.
Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.
Pursuant to Section 9.1(a) of the Indenture, the Notes are subject to redemption by the Issuer at the direction of the Collateral Manager, in whole but not in part, at a price equal to the applicable Redemption Price, upon notice given in the manner provided in the Indenture, on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Offered Notes has been reduced to 10% or less of the Aggregate Outstanding Amount of the Offered Notes on the Closing Date; provided that the funds available to be used for such redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(b) of the Indenture, the Notes shall be redeemable, in whole but not in part, by the Issuer, at their applicable Redemption Prices, upon the occurrence of a Tax Event, if the Tax Materiality Condition is satisfied, at the direction of the Majority of Preferred Shareholders; provided that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(c) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date after the end of the Non-Call Period at the direction in writing of the Majority of Preferred Shareholders.
Pursuant to Section 9.1(d) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date occurring in February, May, August and November in each year, beginning on the Payment Date occurring in August 2034, upon the occurrence of a Successful Auction Call.
Notes for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest on the applicable Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest thereon).
Pursuant to Section 9.5 of the Indenture, if any of the Note Protection Tests applicable to any Class of Notes is not satisfied as of any Determination Date, the Offered Notes shall be redeemed in accordance with the Priority of Payments set forth in the Indenture, in an amount necessary, and only to the extent necessary, for the Note Protection Tests to be satisfied.

Exh. G-5-5

If an Event of Default shall occur and be continuing, the Class F-X Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.
At any time after a declaration of acceleration of Maturity of the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as provided in the Indenture, a Majority of each Class of Offered Notes (voting as a separate Class), or if no Class of Offered Notes is outstanding, a majority by outstanding principal amount, of the Class F Notes and the Class F-E Notes or, if no Class of Offered Notes, Class F Notes or Class F-E Notes are outstanding, a majority by outstanding principal amount, of the Class G Notes and the Class G-E Notes, other than with respect to an Event of Default specified in Section 5.1(d), 5.1(f), 5.1(g) or 5.1(i) of the Indenture, by written notice to the Issuer, the Co-Issuer and the Trustee, may rescind and annul such declaration and its consequences if certain conditions set forth in the Indenture are satisfied. The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.
The Notes are issuable in minimum denominations of U.S.$100,000 and integral multiples of $500 in excess thereof.
The principal of each Note shall be payable on the Stated Maturity Date, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.
The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture and the term “Co-Issuer” as used in this Note includes any successor-in-interest to the Co-Issuer under the Indenture.
Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt for U.S. federal income tax purposes.
In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any statements in the final offering memorandum relating to such Notes and any representations expressly set forth in a written agreement with such party; and (C) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Co-Issuer, the Placement

Exh. G-5-6

Agents, the Collateral Manager, the Note Administrator, the Trustee, or any of their respective affiliates.
Each Holder, by its acquisition of an interest in the Notes, shall be deemed to have represented to the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Collateral Manager and their counsel that no part of the funds being used to pay the purchase price for such Notes constitutes an asset of any “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”)) that is subject to Section 4975 of the Code or any other employee benefit plan that is subject to any federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code, or any entity whose underlying assets are deemed to include “plan assets” by reason of any such plan’s investment in the entity or otherwise.
Title to Notes shall pass by registration in the Register kept by the Note Administrator, acting through its Corporate Trust Office.
No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee, to the Note Administrator or to the Holder hereof is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
THE HOLDER OF THIS NOTE AGREES NOT TO CAUSE THE FILING OF A PETITION IN BANKRUPTCY AGAINST THE ISSUER, THE CO-ISSUER OR ANY PERMITTED SUBSIDIARY IN ANY APPLICABLE OR RELEVANT JURISDICTION UNTIL AT LEAST ONE YEAR AND ONE DAY (OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT), AFTER THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.
AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. IN THE CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE INDENTURE AND THE NOTES, THE INDENTURE SHALL GOVERN.

Exh. G-5-7

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.
Dated as of August 15, 2024
BRSP 2024-FL2, LTD., as Issuer

By:
Name:
Title:

Exh. G-5-8

CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Indenture.
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Note Administrator

By:
Name:
Title:

Exh. G-5-9

ASSIGNMENT FORM
For value received _______________________________
hereby sell, assign and transfer unto
________________________________________

________________________________________
Please insert social security or
other identifying number of assignee
Please print or type name
and address, including zip code,
of assignee:
__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________
the within Note and does hereby irrevocably constitute and appoint ____________________ Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Note)

Exh. G-5-10

SCHEDULE A
EXCHANGES IN GLOBAL NOTES
This Note shall be issued in the original notional balance of U.S.$[ó] on the Closing Date. The following exchanges of a part of this [Rule 144A][Regulation S] Global Note have been made:

Date of Exchange	Amount of Decrease in Notional Amount of this Global Note	Amount of Increase in Notional Amount of this Global Note	Notional Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Note Administrator or securities Custodian

Exh. G-5-11

EXHIBIT G-6
FORM OF CLASS F-X SEVENTH PRIORITY FLOATING RATE NOTE DUE 2037 DEFINITIVE NOTE
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (X) EITHER (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (2) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, A QIB OR AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR,” WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (Y) A “QUALIFIED PURCHASER” AS DEFINED IN SECTION 2(a)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE IN A NOTIONAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A NOTIONAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A DEFINITIVE NOTE WILL BE REQUIRED TO MAKE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE, THE NOTE ADMINISTRATOR OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF THIS NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF THIS NOTE VOID AND REQUIRE THAT THIS NOTE BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.

Exh. G-6-1

BRSP 2024-FL2, LTD.
CLASS F-X SEVENTH PRIORITY
FLOATING RATE NOTE DUE 2037
No. IAI - ____
CUSIP No. [ó]    U.S.$[ó]
ISIN: [ó]
BRSP 2024-FL2, LTD., a Cayman Islands exempted company with limited liability (the “Issuer”) for value received, hereby promises to pay to [_______] or its registered assigns the Class F-X Interest Distribution Amount allocable to this Note in accordance with the Indenture payable initially on September 19, 2024, and thereafter monthly on the 19th day of each month (or, if such day is not a Business Day, the preceding Business Day) (each, a “Payment Date”). Interest on the Class F-X Notes shall accrue at the interest rate for Class F-X Notes determined at the time of exchange of Class F Notes for proportionate interests in the Class F-E Notes and Class F-X Notes shall be computed on the basis of the actual number of days in the related Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.
The obligations of the Issuer under this Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Collateral pledged by the Issuer as security for the Offered Notes under the Indenture, and in the event the Collateral are insufficient to satisfy such obligations, any claims of the Holders of the Notes shall be extinguished, all in accordance with the Indenture.
The payment of interest on this Note is pro rata with the payments of interest on the Class F Notes and the Class F-E Notes. The payment of interest on this Note is senior to the payments of interest on the Class G Notes, the Class G-E Notes, the Class G-X Notes and the Preferred Shares.
Payments in respect of interest and any other amounts due on any Payment Date on this Note shall be payable by the Trustee or a Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Trustee on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Notes Register, as provided in the Indenture.
Interest will cease to accrue on this Note, or in the case of a partial repayment, on such repaid part, from the date of repayment or the Payment Date occurring in August 2037 (the “Stated Maturity Date”).
Notwithstanding the foregoing, the final payment of interest due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the

Exh. G-6-2

Indenture) at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent.
The Holder of this Note shall be treated as the owner hereof for all purposes.
Except as specifically provided herein and in the Indenture, neither the Issuer nor BRSP 2024-FL2, LLC (the “Co-Issuer”) shall be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.
Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
This Note is one of a duly authorized issue of Class F-X Seventh Priority Floating Rate Notes Due 20371, of the Issuer, issued under an indenture dated as of August 15, 2024 (the “Indenture”) by and among the Issuer, the Co-Issuer, BrightSpire Capital Advancing Agent, LLC, as advancing agent, Wilmington Trust, National Association, as trustee (in such capacity and together with any successor trustee permitted under the Indenture, the “Trustee”), and Computershare Trust Company, National Association, as note administrator and as custodian. Also authorized under the Indenture are (a) U.S.$367,875,000 Class A Senior Secured Floating Rate Notes Due 2037 (the “Class A Notes”), (b) U.S.$74,250,000 Class A-S Second Priority Secured Floating Rate Notes Due 2037 (the “Class A-S Notes”), (c) U.S.$55,687,000 Class B Third Priority Secured Floating Rate Notes Due 2037 (the “Class B Notes”), (d) U.S.$43,875,000 Class C Fourth Priority Secured Floating Rate Notes Due 2037 (the “Class C Notes”), (e) U.S.$27,000,000 Class D Fifth Priority Secured Floating Rate Notes Due 2037 (the “Class D Notes”), (f) U.S.$15,188,000 Class E Sixth Priority Secured Floating Rate Notes Due 2037 (the “Class E Notes”), (g) U.S.$30,375,000 Class F Seventh Priority Floating Rate Notes Due 20371 (the “Class F Notes”) and (h) U.S.$18,562,000 Class G Eighth Priority Floating Rate Notes Due 20371 (the “Class G Notes, and, together with the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G-E Notes and the Class G-X Notes, the “Notes”).
Concurrently with the issuance of the Notes, the Issuer also will issue preferred shares (the “Preferred Shares”), under the Issuer’s memorandum and articles of association as part of its issued share capital.
Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the
1     At any time on or after the Initial MASCOT Note Issuance Date, all or a portion of (i) the Class F Notes may be exchanged for proportionate interests in the Class F-E Notes (the “Class F-E Notes”) and the Class F-X Notes (the “Class F-X Notes”) and vice versa, and (ii) the Class G Notes may be exchanged for proportionate interests in the Class G-E Notes (the “Class G-E Notes”) and the Class G-X Notes (the “Class G-X Notes”) and vice versa.

Exh. G-6-3

Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Advancing Agent, the Holders of the Notes and the Preferred Shares and the terms upon which the Notes and the Preferred Shares are, and are to be, executed, authenticated and delivered.
Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.
Pursuant to Section 9.1(a) of the Indenture, the Notes are subject to redemption by the Issuer at the direction of the Collateral Manager, in whole but not in part, at a price equal to the applicable Redemption Price, upon notice given in the manner provided in the Indenture, on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Offered Notes has been reduced to 10% or less of the Aggregate Outstanding Amount of the Offered Notes on the Closing Date; provided that the funds available to be used for such redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(b) of the Indenture, the Notes shall be redeemable, in whole but not in part, by the Issuer, at their applicable Redemption Prices, upon the occurrence of a Tax Event, if the Tax Materiality Condition is satisfied, at the direction of the Majority of Preferred Shareholders; provided that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(c) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date after the end of the Non-Call Period at the direction in writing of the Majority of Preferred Shareholders.
Pursuant to Section 9.1(d) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date occurring in February, May, August and November in each year, beginning on the Payment Date occurring in August 2034, upon the occurrence of a Successful Auction Call.
Notes for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest on the applicable Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest thereon).
Pursuant to Section 9.5 of the Indenture, if any of the Note Protection Tests applicable to any Class of Notes is not satisfied as of any Determination Date, the Offered Notes shall be redeemed in accordance with the Priority of Payments set forth in the Indenture, in an amount necessary, and only to the extent necessary, for the Note Protection Tests to be satisfied.
If an Event of Default shall occur and be continuing, the Class F-X Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Exh. G-6-4

At any time after a declaration of acceleration of Maturity of the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as provided in the Indenture, a Majority of each Class of Offered Notes (voting as a separate Class), or if no Class of Offered Notes is outstanding, a majority by outstanding principal amount, of the Class F Notes and the Class F-E Notes or, if no Class of Offered Notes, Class F Notes or Class F-E Notes are outstanding, a majority by outstanding principal amount, of the Class G Notes and the Class G-E Notes, other than with respect to an Event of Default specified in Section 5.1(d), 5.1(f), 5.1(g) or 5.1(i) of the Indenture, by written notice to the Issuer, the Co-Issuer and the Trustee, may rescind and annul such declaration and its consequences if certain conditions set forth in the Indenture are satisfied. The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.
The Notes are issuable in minimum denominations of U.S.$100,000 and integral multiples of $500 in excess thereof.
The principal of each Note shall be payable on the Stated Maturity Date, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.
The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture and the term “Co-Issuer” as used in this Note includes any successor-in-interest to the Co-Issuer under the Indenture.
Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt for U.S. federal income tax purposes.
In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any statements in the final offering memorandum relating to such Notes and any representations expressly set forth in a written agreement with such party; and (C) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Note Administrator, the Trustee, or any of their respective affiliates.

Exh. G-6-5

Each Holder, by its acquisition of an interest in the Notes, shall be deemed to have represented to the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Collateral Manager and their counsel that no part of the funds being used to pay the purchase price for such Notes constitutes an asset of any “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”)) that is subject to Section 4975 of the Code or any other employee benefit plan that is subject to any federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code, or any entity whose underlying assets are deemed to include “plan assets” by reason of any such plan’s investment in the entity or otherwise.
Title to Notes shall pass by registration in the Register kept by the Note Administrator, acting through its Corporate Trust Office.
No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee, to the Note Administrator or to the Holder hereof is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
THE HOLDER OF THIS NOTE AGREES NOT TO CAUSE THE FILING OF A PETITION IN BANKRUPTCY AGAINST THE ISSUER, THE CO-ISSUER OR ANY PERMITTED SUBSIDIARY IN ANY APPLICABLE OR RELEVANT JURISDICTION UNTIL AT LEAST ONE YEAR AND ONE DAY (OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT), AFTER THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.
AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. IN THE CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE INDENTURE AND THE NOTES, THE INDENTURE SHALL GOVERN.

Exh. G-6-6

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.
Dated as of August 15, 2024
BRSP 2024-FL2, LTD., as Issuer

By:
Name:
Title:

Exh. G-6-7

CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Indenture.
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Note Administrator

By:
Name:
Title:

Exh. G-6-8

ASSIGNMENT FORM
For value received _______________________________
hereby sell, assign and transfer unto
________________________________________

________________________________________
Please insert social security or
other identifying number of assignee
Please print or type name
and address, including zip code,
of assignee:
__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________
the within Note and does hereby irrevocably constitute and appoint ____________________ Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Note)

Exh. G-6-9

EXHIBIT H-1
FORM OF CLASS G EIGHTH PRIORITY FLOATING RATE NOTE DUE 2037
[REGULATION S] [RULE 144A] GLOBAL NOTE
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (X) EITHER (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (2) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, A QIB OR AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR,” WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (Y) A “QUALIFIED PURCHASER” AS DEFINED IN SECTION 2(a)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A GLOBAL NOTE WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE, THE NOTE ADMINISTRATOR OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH BENEFICIAL INTEREST IN SUCH GLOBAL NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF SUCH INTEREST IN SUCH GLOBAL NOTE VOID AND REQUIRE THAT SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.

Exh. H-1-1

ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE MAY NOT BE EXCHANGED OR TRANSFERRED IN WHOLE OR IN PART FOR A NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THAT DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.
PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE NOTE ADMINISTRATOR.
[AN INTEREST IN THIS NOTE MAY NOT BE HELD BY A PERSON THAT IS A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) AT ANY TIME. IN ADDITION, AN INTEREST IN THIS NOTE MAY BE HELD ONLY THROUGH EUROCLEAR OR CLEARSTREAM, LUXEMBOURG AT ANY TIME.]1
1     For Regulation S Global Note.

Exh. H-1-2

BRSP 2024-FL2, LTD.
CLASS G EIGHTH PRIORITY FLOATING RATE NOTE DUE 2037
No. [Reg. S][144A] -____    Up to
CUSIP No. [G1744CAD7]2[05613DAG4]3    U.S.$18,562,000
ISIN: [USG1744CAD77]4 [US05613DAG43]5
BRSP 2024-FL2, LTD., a Cayman Islands exempted company with limited liability (the “Issuer”) for value received, hereby promises to pay to CEDE & CO. or its registered assigns (a) upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum of up to EIGHTEEN MILLION, FIVE HUNDRED AND SIXTY-TWO THOUSAND United States Dollars (U.S.$18,562,000), or such other principal sum as is equal to the aggregate principal amount of the Class G Notes identified from time to time on the records of the Note Administrator and Schedule A hereto as being represented by this [Rule 144A][Regulation S] Global Note, on the Payment Date occurring in August 2037 (the “Stated Maturity Date”), to the extent not previously paid, in accordance with the Indenture referred to below unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise and (b) the Class G Interest Distribution Amount allocable to this Note in accordance with the Indenture payable initially on September 19, 2024, and thereafter monthly on the 19th day of each month (or, if such day is not a Business Day, the preceding Business Day) (each, a “Payment Date”). Interest on the Class G Notes shall accrue at the Class G Rate and shall be computed on the basis of the actual number of days in the related Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.
The obligations of the Issuer under this Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Collateral pledged by the Issuer as security for the Offered Notes under the Indenture, and in the event the Collateral are insufficient to satisfy such obligations, any claims of the Holders of the Notes shall be extinguished, all in accordance with the Indenture.
The payment of principal and interest on this Note is pro rata with the payments of the principal, if any, of, and interest on, the Class G-E Notes and the Class G-X Notes. The payment of interest on this Note is senior to the payments of the principal of, and interest on, the Preferred Shares. Except as set forth in the Indenture, the payment of principal of this Note is subordinate to the payments of principal of and interest on the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes and the Class F-X Notes and no payments of principal on the Class G Notes will be made until the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the
2     For Regulation S Global Note.
3     For Rule 144A Global Note.
4     For Regulation S Global Note.
5     For Rule 144A Global Note.

Exh. H-1-3

Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes and the Class F-X Notes are paid in full. The principal of this Note shall be due and payable no later than the Stated Maturity Date unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise; provided, however, that, except as set forth in the Indenture, the payment of principal of this Note may only occur after principal on the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes and the Class F-X Notes has been paid in full and is subordinated to the payment on each Payment Date of the principal and interest due and payable on the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes and the Class F-X Notes and other amounts in accordance with the Priority of Payments, all in accordance with the Indenture.
Payments in respect of principal and interest and any other amounts due on any Payment Date on this Note shall be payable by the Trustee or a Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Trustee on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Notes Register, as provided in the Indenture.
Interest will cease to accrue on this Note, or in the case of a partial repayment, on such repaid part, from the date of repayment or the Stated Maturity Date, unless payment of principal is improperly withheld or unless an Event of Default occurs with respect to such payments of principal.
Notwithstanding the foregoing, the final payment of interest and principal due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent.
The Holder of this Note shall be treated as the owner hereof for all purposes.
Except as specifically provided herein and in the Indenture, neither the Issuer nor BRSP 2024-FL2, LLC (the “Co-Issuer”) shall be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.
Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Exh. H-1-4

This Note is one of a duly authorized issue of Class G Eighth Priority Floating Rate Notes Due 20376, of the Issuer (the “Class G Notes”), limited in aggregate principal amount to U.S.$18,562,000 issued under an indenture dated as of August 15, 2024 (the “Indenture”) by and among the Issuer, the Co-Issuer, BrightSpire Capital Advancing Agent, LLC, as advancing agent, Wilmington Trust, National Association, as trustee (in such capacity and together with any successor trustee permitted under the Indenture, the “Trustee”), and Computershare Trust Company, National Association, as note administrator and as custodian. Also authorized under the Indenture are (a)  U.S.$367,875,000 Class A Senior Secured Floating Rate Notes Due 2037 (the “Class A Notes”), (b)  U.S.$74,250,000 Class A-S Second Priority Secured Floating Rate Notes Due 2037 (the “Class A-S Notes”), (c) U.S.$55,687,000 Class B Third Priority Secured Floating Rate Notes Due 2037 (the “Class B Notes”), (d) U.S.$43,875,000 Class C Fourth Priority Secured Floating Rate Notes Due 2037 (the “Class C Notes”), (e) U.S.$27,000,000 Class D Fifth Priority Secured Floating Rate Notes Due 2037 (the “Class D Notes”), (f) U.S.$15,188,000 Class E Sixth Priority Secured Floating Rate Notes Due 2037 (the “Class E Notes”) and (g) U.S.$30,375,000 Class F Seventh Priority Floating Rate Notes Due 20376 (the “Class F Notes” and, together with the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F-E Notes, the Class F-X Notes, the Class G Notes, the Class G-E Notes and the Class G-X Notes, the “Notes”).
Concurrently with the issuance of the Notes, the Issuer also will issue preferred shares (the “Preferred Shares”), under the Issuer’s memorandum and articles of association as part of its issued share capital.
Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Advancing Agent, the Holders of the Notes and the Preferred Shares and the terms upon which the Notes and the Preferred Shares are, and are to be, executed, authenticated and delivered.
Payments of principal of the Class G Notes shall be payable in accordance with Section 11.1(a) of the Indenture.
Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.
Pursuant to Section 9.1(a) of the Indenture, the Notes are subject to redemption by the Issuer at the direction of the Collateral Manager, in whole but not in part, at a price equal to the applicable Redemption Price, upon notice given in the manner provided in the Indenture, on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Offered Notes has been reduced to 10% or less of the Aggregate Outstanding Amount of the
6     At any time on or after the Initial MASCOT Note Issuance Date, all or a portion of (i) the Class F Notes may be exchanged for proportionate interests in the Class F-E Notes (the “Class F-E Notes”) and the Class F-X Notes (the “Class F-X Notes”) and vice versa, and (ii) the Class G Notes may be exchanged for proportionate interests in the Class G-E Notes (the “Class G-E Notes”) and the Class G-X Notes (the “Class G-X Notes”) and vice versa.

Exh. H-1-5

Offered Notes on the Closing Date; provided that the funds available to be used for such redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(b) of the Indenture, the Notes shall be redeemable, in whole but not in part, by the Issuer, at their applicable Redemption Prices, upon the occurrence of a Tax Event, if the Tax Materiality Condition is satisfied, at the direction of the Majority of Preferred Shareholders; provided that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(c) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date after the end of the Non-Call Period at the direction in writing of the Majority of Preferred Shareholders.
Pursuant to Section 9.1(d) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date occurring in February, May, August and November in each year, beginning on the Payment Date occurring in August 2034, upon the occurrence of a Successful Auction Call.
Notes for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest on the applicable Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest thereon).
Pursuant to Section 9.5 of the Indenture, if any of the Note Protection Tests applicable to any Class of Notes is not satisfied as of any Determination Date, the Offered Notes shall be redeemed in accordance with the Priority of Payments set forth in the Indenture, in an amount necessary, and only to the extent necessary, for the Note Protection Tests to be satisfied.
If an Event of Default shall occur and be continuing, the Class G Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.
At any time after a declaration of acceleration of Maturity of the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as provided in the Indenture, a Majority of each Class of Offered Notes (voting as a separate Class), or if no Class of Offered Notes is outstanding, a majority by outstanding principal amount, of the Class F Notes and the Class F-E Notes or, if no Class of Offered Notes, Class F Notes or Class F-E Notes are outstanding, a majority by outstanding principal amount, of the Class G Notes and the Class G-E Notes, other than with respect to an Event of Default specified in Section 5.1(d), 5.1(f), 5.1(g) or 5.1(i) of the Indenture, by written notice to the Issuer, the Co-Issuer and the Trustee, may rescind and annul such declaration and its consequences if certain conditions set forth in the Indenture are satisfied.The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.

Exh. H-1-6

The Notes are issuable in minimum denominations of U.S.$100,000 and integral multiples of $500 in excess thereof.
The principal of each Note shall be payable on the Stated Maturity Date, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.
The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture and the term “Co-Issuer” as used in this Note includes any successor-in-interest to the Co-Issuer under the Indenture.
Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt for U.S. federal income tax purposes.
In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any statements in the final offering memorandum relating to such Notes and any representations expressly set forth in a written agreement with such party; and (C) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Note Administrator, the Trustee, or any of their respective affiliates.
Each Holder, by its acquisition of an interest in the Notes, shall be deemed to have represented to the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Collateral Manager and their counsel that no part of the funds being used to pay the purchase price for such Notes constitutes an asset of any “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”)) that is subject to Section 4975 of the Code or any other employee benefit plan that is subject to any federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code, or any entity whose underlying assets are deemed to include “plan assets” by reason of any such plan’s investment in the entity or otherwise.
Title to Notes shall pass by registration in the Register kept by the Note Administrator, acting through its Corporate Trust Office.

Exh. H-1-7

No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee, to the Note Administrator or to the Holder hereof is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
THE HOLDER OF THIS NOTE AGREES NOT TO CAUSE THE FILING OF A PETITION IN BANKRUPTCY AGAINST THE ISSUER, THE CO-ISSUER OR ANY PERMITTED SUBSIDIARY IN ANY APPLICABLE OR RELEVANT JURISDICTION UNTIL AT LEAST ONE YEAR AND ONE DAY (OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT), AFTER THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.
AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. IN THE CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE INDENTURE AND THE NOTES, THE INDENTURE SHALL GOVERN.

Exh. H-1-8

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.
Dated as of August 15, 2024
BRSP 2024-FL2, LTD., as Issuer

By:
Name:
Title:

Exh. H-1-9

CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Indenture.
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Note Administrator

By:
Name:
Title:

Exh. H-1-10

ASSIGNMENT FORM
For value received _______________________________
hereby sell, assign and transfer unto
________________________________________

________________________________________
Please insert social security or
other identifying number of assignee
Please print or type name
and address, including zip code,
of assignee:
__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________
the within Note and does hereby irrevocably constitute and appoint ____________________ Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Note)

Exh. H-1-11

SCHEDULE A
EXCHANGES IN GLOBAL NOTES
This Note shall be issued in the original principal balance of U.S.$[ó] on the Closing Date. The following exchanges of a part of this [Rule 144A][Regulation S] Global Note have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Note Administrator or securities Custodian

Exh. H-1-12

EXHIBIT H-2
FORM OF CLASS G EIGHTH PRIORITY FLOATING RATE NOTE DUE 2037 DEFINITIVE NOTE
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (X) EITHER (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (2) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, A QIB OR AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR,” WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (Y) A “QUALIFIED PURCHASER” AS DEFINED IN SECTION 2(a)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A DEFINITIVE NOTE WILL BE REQUIRED TO MAKE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE, THE NOTE ADMINISTRATOR OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF THIS NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF THIS NOTE VOID AND REQUIRE THAT THIS NOTE BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.

Exh. H-2-1

BRSP 2024-FL2, LTD.
CLASS G EIGHTH PRIORITY
FLOATING RATE NOTE DUE 2037
No. IAI - ____
CUSIP No. [ó]    U.S.$[ó]
ISIN: [ó]
BRSP 2024-FL2, LTD., a Cayman Islands exempted company with limited liability (the “Issuer”) for value received, hereby promises to pay to [_______] or its registered assigns (a) upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum of [_______] United States Dollars (U.S.$[_]) on the Payment Date occurring in August 2037 (the “Stated Maturity Date”), to the extent not previously paid, in accordance with the Indenture referred to below unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise and (b) the Class G Interest Distribution Amount allocable to this Note in accordance with the Indenture payable initially on September 19, 2024, and thereafter monthly on the 19th day of each month (or, if such day is not a Business Day, the preceding Business Day) (each, a “Payment Date”). Interest on the Class G Notes shall accrue at the Class G Rate and shall be computed on the basis of the actual number of days in the related Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.
The obligations of the Issuer under this Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Collateral pledged by the Issuer as security for the Offered Notes under the Indenture, and in the event the Collateral are insufficient to satisfy such obligations, any claims of the Holders of the Notes shall be extinguished, all in accordance with the Indenture.
The payment of principal and interest on this Note is pro rata with the payments of the principal, if any, of, and interest on, the Class G-E Notes and the Class G-X Notes. The payment of interest on this Note is senior to the payments of the principal of, and interest on, the Preferred Shares. Except as set forth in the Indenture, the payment of principal of this Note is subordinate to the payments of principal of and interest on the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes and the Class F-X Notes and no payments of principal on the Class G Notes will be made until the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes and the Class F-X Notes are paid in full. The principal of this Note shall be due and payable no later than the Stated Maturity Date unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise; provided, however, that, except as set forth in the Indenture, the payment of principal of this Note may only occur after principal on the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes and the Class F-X

Exh. H-2-2

Notes has been paid in full and is subordinated to the payment on each Payment Date of the principal and interest due and payable on the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes the Class F-E Notes and the Class F-X Notes and other amounts in accordance with the Priority of Payments, all in accordance with the Indenture.
Payments in respect of principal and interest and any other amounts due on any Payment Date on this Note shall be payable by the Trustee or a Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Trustee on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Notes Register, as provided in the Indenture.
Interest will cease to accrue on this Note, or in the case of a partial repayment, on such repaid part, from the date of repayment or the Stated Maturity Date, unless payment of principal is improperly withheld or unless an Event of Default occurs with respect to such payments of principal.
Notwithstanding the foregoing, the final payment of interest and principal due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent.
The Holder of this Note shall be treated as the owner hereof for all purposes.
Except as specifically provided herein and in the Indenture, neither the Issuer nor BRSP 2024-FL2, LLC (the “Co-Issuer”) shall be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.
Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
This Note is one of a duly authorized issue of Class G Eighth Priority Floating Rate Notes Due 2037, of the Issuer (the “Class G Notes”), limited in aggregate principal amount to U.S.$18,562,000 issued under an indenture dated as of August 15, 2024 (the “Indenture”) by and among the Issuer, the Co-Issuer, BrightSpire Capital Advancing Agent, LLC, as advancing agent, Wilmington Trust, National Association, as trustee (in such capacity and together with any successor trustee permitted under the Indenture, the “Trustee”), and Computershare Trust Company, National Association, as note administrator and as custodian. Also authorized under the Indenture are (a) U.S.$367,875,000 Class A Senior Secured Floating Rate Notes Due 2037 (the “Class A Notes”), (b) U.S.$74,250,000 Class A-S Second Priority Secured Floating Rate Notes Due 2037 (the “Class A-S Notes”), (c) U.S.$55,687,000 Class B Third Priority Secured

Exh. H-2-3

Floating Rate Notes Due 2037 (the “Class B Notes”), (d) U.S.$43,875,000 Class C Fourth Priority Secured Floating Rate Notes Due 2037 (the “Class C Notes”), (e) U.S.$27,000,000 Class D Fifth Priority Secured Floating Rate Notes Due 2037 (the “Class D Notes”), (f) U.S.$15,188,000 Class E Sixth Priority Secured Floating Rate Notes Due 2037 (the “Class E Notes”) and (g) U.S.$30,375,000 Class F Seventh Priority Floating Rate Notes Due 2037 (the “Class F Notes” and, together with the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F-E Notes, the Class F-X Notes, the Class G Notes, the Class G-E Notes and the Class G-X Notes, the “Notes”).
Concurrently with the issuance of the Notes, the Issuer also will issue preferred shares (the “Preferred Shares”), under the Issuer’s memorandum and articles of association as part of its issued share capital.
Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Advancing Agent, the Holders of the Notes and the Preferred Shares and the terms upon which the Notes and the Preferred Shares are, and are to be, executed, authenticated and delivered.
Payments of principal of the Class G Notes shall be payable in accordance with Section 11.1(a) of the Indenture.
Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.
Pursuant to Section 9.1(a) of the Indenture, the Notes are subject to redemption by the Issuer at the direction of the Collateral Manager, in whole but not in part, at a price equal to the applicable Redemption Price, upon notice given in the manner provided in the Indenture, on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Offered Notes has been reduced to 10% or less of the Aggregate Outstanding Amount of the Offered Notes on the Closing Date; provided that the funds available to be used for such redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(b) of the Indenture, the Notes shall be redeemable, in whole but not in part, by the Issuer, at their applicable Redemption Prices, upon the occurrence of a Tax Event, if the Tax Materiality Condition is satisfied, at the direction of the Majority of Preferred Shareholders; provided that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(c) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date after the end of the Non-Call Period at the direction in writing of the Majority of Preferred Shareholders.

Exh. H-2-4

Pursuant to Section 9.1(d) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date occurring in February, May, August and November in each year, beginning on the Payment Date occurring in August 2034, upon the occurrence of a Successful Auction Call.
Notes for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest on the applicable Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest thereon).
Pursuant to Section 9.5 of the Indenture, if any of the Note Protection Tests applicable to any Class of Notes is not satisfied as of any Determination Date, the Offered Notes shall be redeemed in accordance with the Priority of Payments set forth in the Indenture, in an amount necessary, and only to the extent necessary, for the Note Protection Tests to be satisfied.
If an Event of Default shall occur and be continuing, the Class G Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.
At any time after a declaration of acceleration of Maturity of the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as provided in the Indenture, a Majority of each Class of Offered Notes (voting as a separate Class), or if no Class of Offered Notes is outstanding, a majority by outstanding principal amount, of the Class F Notes and the Class F-E Notes or, if no Class of Offered Notes, Class F Notes or Class F-E Notes are outstanding, a majority by outstanding principal amount, of the Class G Notes and the Class G-E Notes, other than with respect to an Event of Default specified in Section 5.1(d), 5.1(f), 5.1(g) or 5.1(i) of the Indenture, by written notice to the Issuer, the Co-Issuer and the Trustee, may rescind and annul such declaration and its consequences if certain conditions set forth in the Indenture are satisfied. The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.
The Notes are issuable in minimum denominations of U.S.$100,000 and integral multiples of $500 in excess thereof.
The principal of each Note shall be payable on the Stated Maturity Date, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.
The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture and the term “Co-Issuer” as used in this Note includes any successor-in-interest to the Co-Issuer under the Indenture.
Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt for U.S. federal income tax purposes.

Exh. H-2-5

In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any statements in the final offering memorandum relating to such Notes and any representations expressly set forth in a written agreement with such party; and (C) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Note Administrator, the Trustee, or any of their respective affiliates.
Each Holder, by its acquisition of an interest in the Notes, shall be deemed to have represented to the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Collateral Manager and their counsel that no part of the funds being used to pay the purchase price for such Notes constitutes an asset of any “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”)) that is subject to Section 4975 of the Code or any other employee benefit plan that is subject to any federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code, or any entity whose underlying assets are deemed to include “plan assets” by reason of any such plan’s investment in the entity or otherwise.
Title to Notes shall pass by registration in the Register kept by the Note Administrator, acting through its Corporate Trust Office.
No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee, to the Note Administrator or to the Holder hereof is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Exh. H-2-6

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
THE HOLDER OF THIS NOTE AGREES NOT TO CAUSE THE FILING OF A PETITION IN BANKRUPTCY AGAINST THE ISSUER, THE CO-ISSUER OR ANY PERMITTED SUBSIDIARY IN ANY APPLICABLE OR RELEVANT JURISDICTION UNTIL AT LEAST ONE YEAR AND ONE DAY (OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT), AFTER THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.
AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. IN THE CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE INDENTURE AND THE NOTES, THE INDENTURE SHALL GOVERN.

Exh. H-2-7

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.
Dated as of August 15, 2024
BRSP 2024-FL2, LTD., as Issuer

By:
Name:
Title:

Exh. H-2-8

CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Indenture.
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Note Administrator

By:
Name:
Title:

Exh. H-2-9

ASSIGNMENT FORM
For value received _______________________________
hereby sell, assign and transfer unto
________________________________________

________________________________________
Please insert social security or
other identifying number of assignee
Please print or type name
and address, including zip code,
of assignee:
__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________
the within Note and does hereby irrevocably constitute and appoint ____________________ Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Note)

Exh. H-2-10

EXHIBIT H-3
FORM OF CLASS G-E EIGHTH PRIORITY FLOATING RATE NOTE DUE 2037
[REGULATION S] [RULE 144A] GLOBAL NOTE
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (X) EITHER (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (2) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, A QIB OR AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR,” WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (Y) A “QUALIFIED PURCHASER” AS DEFINED IN SECTION 2(a)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A GLOBAL NOTE WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE, THE NOTE ADMINISTRATOR OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH BENEFICIAL INTEREST IN SUCH GLOBAL NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF SUCH INTEREST IN SUCH GLOBAL NOTE VOID AND REQUIRE THAT SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.

Exh. H-3-1

ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE MAY NOT BE EXCHANGED OR TRANSFERRED IN WHOLE OR IN PART FOR A NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THAT DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.
PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE NOTE ADMINISTRATOR.
[AN INTEREST IN THIS NOTE MAY NOT BE HELD BY A PERSON THAT IS A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) AT ANY TIME. IN ADDITION, AN INTEREST IN THIS NOTE MAY BE HELD ONLY THROUGH EUROCLEAR OR CLEARSTREAM, LUXEMBOURG AT ANY TIME.]1
1     For Regulation S Global Note.

Exh. H-3-2

BRSP 2024-FL2, LTD.
CLASS G-E EIGHTH PRIORITY FLOATING RATE NOTE DUE 2037
No. [Reg. S][144A] -____    Up to
CUSIP No. [G1744CAE5]2[05613DAJ8]3    U.S.$18,562,000
ISIN: [USG1744CAE50]4 [US05613DAJ81]5
BRSP 2024-FL2, LTD., a Cayman Islands exempted company with limited liability (the “Issuer”) for value received, hereby promises to pay to CEDE & CO. or its registered assigns (a) upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum of up to EIGHTEEN MILLION, FIVE HUNDRED AND SIXTY-TWO THOUSAND United States Dollars (U.S.$18,562,000), or such other principal sum as is equal to the aggregate principal amount of the Class G-E Notes identified from time to time on the records of the Note Administrator and Schedule A hereto as being represented by this [Rule 144A][Regulation S] Global Note, on the Payment Date occurring in August 2037 (the “Stated Maturity Date”), to the extent not previously paid, in accordance with the Indenture referred to below unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise and (b) the Class G-E Interest Distribution Amount allocable to this Note in accordance with the Indenture payable initially on September 19, 2024, and thereafter monthly on the 19th day of each month (or, if such day is not a Business Day, the preceding Business Day) (each, a “Payment Date”). Interest on the Class G-E Notes shall accrue at the interest rate for the Class G-E Notes determined at the time of exchange of Class G Notes for proportionate interests in the Class G-E Notes and Class G-X Notes and shall be computed on the basis of the actual number of days in the related Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.
The obligations of the Issuer under this Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Collateral pledged by the Issuer as security for the Offered Notes under the Indenture, and in the event the Collateral are insufficient to satisfy such obligations, any claims of the Holders of the Notes shall be extinguished, all in accordance with the Indenture.
The payment of principal and interest on this Note is pro rata with the payments of the principal, if any, of and interest on, the Class G Notes and the Class G-X Notes. The payment of interest on this Note is senior to the payments of the principal of, and interest on the Preferred Shares. Except as set forth in the Indenture, the payment of principal of this Note is subordinate to the payments of principal of and interest on the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes and the Class F-X Notes and no payments of principal on the Class G-E Notes
2     For Regulation S Global Note.
3     For Rule 144A Global Note.
4     For Regulation S Global Note.
5     For Rule 144A Global Note.

Exh. H-3-3

will be made until the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes and the Class F-X Notes are paid in full. The principal of this Note shall be due and payable no later than the Stated Maturity Date unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise; provided, however, that, except as set forth in the Indenture, the payment of principal of this Note may only occur after principal on the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes and the Class F-X Notes has been paid in full and is subordinated to the payment on each Payment Date of the principal and interest due and payable on the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes and the Class F-X Notes and other amounts in accordance with the Priority of Payments, all in accordance with the Indenture.
Payments in respect of principal and interest and any other amounts due on any Payment Date on this Note shall be payable by the Trustee or a Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Trustee on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Notes Register, as provided in the Indenture.
Interest will cease to accrue on this Note, or in the case of a partial repayment, on such repaid part, from the date of repayment or the Stated Maturity Date, unless payment of principal is improperly withheld or unless an Event of Default occurs made with respect to such payments of principal.
Notwithstanding the foregoing, the final payment of interest and principal due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent.
The Holder of this Note shall be treated as the owner hereof for all purposes.
Except as specifically provided herein and in the Indenture, neither the Issuer nor BRSP 2024-FL2, LLC (the “Co-Issuer”) shall be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.
Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Exh. H-3-4

This Note is one of a duly authorized issue of Class G-E Eighth Priority Floating Rate Notes Due 20376, of the Issuer, issued under an indenture dated as of August 15, 2024 (the “Indenture”) by and among the Issuer, the Co-Issuer, BrightSpire Capital Advancing Agent, LLC, as advancing agent, Wilmington Trust, National Association, as trustee (in such capacity and together with any successor trustee permitted under the Indenture, the “Trustee”), and Computershare Trust Company, National Association, as note administrator and as custodian. Also authorized under the Indenture are (a)  U.S.$367,875,000 Class A Senior Secured Floating Rate Notes Due 2037 (the “Class A Notes”), (b)  U.S.$74,250,000 Class A-S Second Priority Secured Floating Rate Notes Due 2037 (the “Class A-S Notes”), (c) U.S.$55,687,000 Class B Third Priority Secured Floating Rate Notes Due 2037 (the “Class B Notes”), (d) U.S.$43,875,000 Class C Fourth Priority Secured Floating Rate Notes Due 2037 (the “Class C Notes”), (e) U.S.$27,000,000 Class D Fifth Priority Secured Floating Rate Notes Due 2037 (the “Class D Notes”), (f) U.S.$15,188,000 Class E Sixth Priority Secured Floating Rate Notes Due 2037 (the “Class E Notes”), (g) U.S.$30,375,000 Class F Seventh Priority Floating Rate Notes Due 20376 (the “Class F Notes”), and (h) U.S.$18,562,000 Class G Eighth Priority Floating Rate Notes Due 20376 (the “Class G Notes” and, together with the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G-E Notes and the Class G-X Notes, the “Notes”).
Concurrently with the issuance of the Notes, the Issuer also will issue preferred shares (the “Preferred Shares”), under the Issuer’s memorandum and articles of association as part of its issued share capital.
Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Advancing Agent, the Holders of the Notes and the Preferred Shares and the terms upon which the Notes and the Preferred Shares are, and are to be, executed, authenticated and delivered.
Payments of principal of the Class G-E Notes shall be payable in accordance with Section 11.1(a) of the Indenture.
Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.
Pursuant to Section 9.1(a) of the Indenture, the Notes are subject to redemption by the Issuer at the direction of the Collateral Manager, in whole but not in part, at a price equal to the applicable Redemption Price, upon notice given in the manner provided in the Indenture, on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Offered Notes has been reduced to 10% or less of the Aggregate Outstanding Amount of the
6     At any time on or after the Initial MASCOT Note Issuance Date, all or a portion of (i) the Class F Notes may be exchanged for proportionate interests in the Class F-E Notes (the “Class F-E Notes”) and the Class F-X Notes (the “Class F-X Notes”) and vice versa, and (ii) the Class G Notes may be exchanged for proportionate interests in the Class G-E Notes (the “Class G-E Notes”) and the Class G-X Notes (the “Class G-X Notes”) and vice versa.

Exh. H-3-5

Offered Notes on the Closing Date; provided that the funds available to be used for such redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(b) of the Indenture, the Notes shall be redeemable, in whole but not in part, by the Issuer, at their applicable Redemption Prices, upon the occurrence of a Tax Event, if the Tax Materiality Condition is satisfied, at the direction of the Majority of Preferred Shareholders; provided that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(c) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date after the end of the Non-Call Period at the direction in writing of the Majority of Preferred Shareholders.
Pursuant to Section 9.1(d) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date occurring in February, May, August and November in each year, beginning on the Payment Date occurring in August 2034, upon the occurrence of a Successful Auction Call.
Notes for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest on the applicable Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest thereon).
Pursuant to Section 9.5 of the Indenture, if any of the Note Protection Tests applicable to any Class of Notes is not satisfied as of any Determination Date, the Offered Notes shall be redeemed in accordance with the Priority of Payments set forth in the Indenture, in an amount necessary, and only to the extent necessary, for the Note Protection Tests to be satisfied.
If an Event of Default shall occur and be continuing, the Class G-E Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.
At any time after a declaration of acceleration of Maturity of the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as provided in the Indenture, a Majority of each Class of Offered Notes (voting as a separate Class), or if no Class of Offered Notes is outstanding, a majority by outstanding principal amount, of the Class F Notes and the Class F-E Notes or, if no Class of Offered Notes, Class F Notes or Class F-E Notes are outstanding, a majority by outstanding principal amount, of the Class G Notes and the Class G-E Notes, other than with respect to an Event of Default specified in Section 5.1(d), 5.1(f), 5.1(g) or 5.1(i) of the Indenture, by written notice to the Issuer, the Co-Issuer and the Trustee, may rescind and annul such declaration and its consequences if certain conditions set forth in the Indenture are satisfied. The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.

Exh. H-3-6

The Notes are issuable in minimum denominations of U.S.$100,000 and integral multiples of $500 in excess thereof.
The principal of each Note shall be payable on the Stated Maturity Date, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.
The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture and the term “Co-Issuer” as used in this Note includes any successor-in-interest to the Co-Issuer under the Indenture.
Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt for U.S. federal income tax purposes.
In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any statements in the final offering memorandum relating to such Notes and any representations expressly set forth in a written agreement with such party; and (C) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Note Administrator, the Trustee, or any of their respective affiliates.
Each Holder, by its acquisition of an interest in the Notes, shall be deemed to have represented to the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Collateral Manager and their counsel that no part of the funds being used to pay the purchase price for such Notes constitutes an asset of any “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”)) that is subject to Section 4975 of the Code or any other employee benefit plan that is subject to any federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code, or any entity whose underlying assets are deemed to include “plan assets” by reason of any such plan’s investment in the entity or otherwise.
Title to Notes shall pass by registration in the Register kept by the Note Administrator, acting through its Corporate Trust Office.

Exh. H-3-7

No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee, to the Note Administrator or to the Holder hereof is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
THE HOLDER OF THIS NOTE AGREES NOT TO CAUSE THE FILING OF A PETITION IN BANKRUPTCY AGAINST THE ISSUER, THE CO-ISSUER OR ANY PERMITTED SUBSIDIARY IN ANY APPLICABLE OR RELEVANT JURISDICTION UNTIL AT LEAST ONE YEAR AND ONE DAY (OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT), AFTER THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.
AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. IN THE CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE INDENTURE AND THE NOTES, THE INDENTURE SHALL GOVERN.

Exh. H-3-8

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.
Dated as of August 15, 2024
BRSP 2024-FL2, LTD., as Issuer

By:
Name:
Title:

Exh. H-3-9

CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Indenture.
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Note Administrator

By:
Name:
Title:

Exh. H-3-10

ASSIGNMENT FORM
For value received _______________________________
hereby sell, assign and transfer unto
________________________________________

________________________________________
Please insert social security or
other identifying number of assignee
Please print or type name
and address, including zip code,
of assignee:
__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________
the within Note and does hereby irrevocably constitute and appoint ____________________ Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Note)

Exh. H-3-11

SCHEDULE A
EXCHANGES IN GLOBAL NOTES
This Note shall be issued in the original principal balance of U.S.$[ó]on the Closing Date. The following exchanges of a part of this [Rule 144A][Regulation S] Global Note have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Note Administrator or securities Custodian

Exh. H-3-12

EXHIBIT H-4
FORM OF CLASS G-E EIGHTH PRIORITY FLOATING RATE NOTE DUE 2037 DEFINITIVE NOTE
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (X) EITHER (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (2) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, A QIB OR AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR,” WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (Y) A “QUALIFIED PURCHASER” AS DEFINED IN SECTION 2(a)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A DEFINITIVE NOTE WILL BE REQUIRED TO MAKE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE, THE NOTE ADMINISTRATOR OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF THIS NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF THIS NOTE VOID AND REQUIRE THAT THIS NOTE BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.

Exh. H-4-1

BRSP 2024-FL2, LTD.
CLASS G-E EIGHTH PRIORITY
FLOATING RATE NOTE DUE 2037
No. IAI - ____
CUSIP No. [ó]    U.S.$[ó]
ISIN: [ó]
BRSP 2024-FL2, LTD., a Cayman Islands exempted company with limited liability (the “Issuer”) for value received, hereby promises to pay to [_______] or its registered assigns (a) upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum of [_______] United States Dollars (U.S.$[_]) on the Payment Date occurring in August 2037 (the “Stated Maturity Date”), to the extent not previously paid, in accordance with the Indenture referred to below unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise and (b) the Class F-E Interest Distribution Amount allocable to this Note in accordance with the Indenture payable initially on September 19, 2024, and thereafter monthly on the 19th day of each month (or, if such day is not a Business Day, the preceding Business Day) (each, a “Payment Date”). Interest on the Class G-E Notes shall accrue at the interest rate for the Class G-E Notes determined at the time of exchange of Class G Notes for proportionate interests in the Class G-E Notes and Class G-X Notes and shall be computed on the basis of the actual number of days in the related Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.
The obligations of the Issuer under this Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Collateral pledged by the Issuer as security for the Offered Notes under the Indenture, and in the event the Collateral are insufficient to satisfy such obligations, any claims of the Holders of the Notes shall be extinguished, all in accordance with the Indenture.
The payment of principal and interest on this Note is pro rata with the payments of the principal, if any, of, and interest on, the Class G Notes and the Class G-X Notes. The payment of interest on this Note is senior to the payments of the principal of, and interest on the Preferred Shares. Except as set forth in the Indenture, the payment of principal of this Note is subordinate to the payments of principal of and interest on the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes and the Class F-X Notes and no payments of principal on the Class G-E Notes will be made until the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes and the Class F-X Notes are paid in full. The principal of this Note shall be due and payable no later than the Stated Maturity Date unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise; provided, however, that, except as set forth in the Indenture, the payment of principal of this Note may only occur

Exh. H-4-2

after principal on the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes and the Class F-X Notes has been paid in full and is subordinated to the payment on each Payment Date of the principal and interest due and payable on the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes and the Class F-X Notes and other amounts in accordance with the Priority of Payments, all in accordance with the Indenture.
Payments in respect of principal and interest and any other amounts due on any Payment Date on this Note shall be payable by the Trustee or a Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Trustee on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Notes Register, as provided in the Indenture.
Interest will cease to accrue on this Note, or in the case of a partial repayment, on such repaid part, from the date of repayment or the Stated Maturity Date, unless payment of principal is improperly withheld or unless an Event of Default occurs made with respect to such payments of principal.
Notwithstanding the foregoing, the final payment of interest and principal due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent.
The Holder of this Note shall be treated as the owner hereof for all purposes.
Except as specifically provided herein and in the Indenture, neither the Issuer nor BRSP 2024-FL2, LLC (the “Co-Issuer”) shall be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.
Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
This Note is one of a duly authorized issue of Class G-E Eighth Priority Floating Rate Notes Due 20371, of the Issuer, issued under an indenture dated as of August 15, 2024 (the “Indenture”) by and among the Issuer, the Co-Issuer, BrightSpire Capital Advancing Agent, LLC, as a
1     At any time on or after the Initial MASCOT Note Issuance Date, all or a portion of (i) the Class F Notes may be exchanged for proportionate interests in the Class F-E Notes (the “Class F-E Notes”) and the Class F-X Notes (the “Class F-X Notes”) and vice versa, and (ii) the Class G Notes may be exchanged for proportionate interests in the Class G-E Notes (the “Class G-E Notes”) and the Class G-X Notes (the “Class G-X Notes”) and vice versa.

Exh. H-4-3

dvancing agent, Wilmington Trust, National Association, as trustee (in such capacity and together with any successor trustee permitted under the Indenture, the “Trustee”), and Computershare Trust Company, National Association, as note administrator and as custodian. Also authorized under the Indenture are (a) U.S.$367,875,000 Class A Senior Secured Floating Rate Notes Due 2037 (the “Class A Notes”), (b) U.S.$74,250,000 Class A-S Second Priority Secured Floating Rate Notes Due 2037 (the “Class A-S Notes”), (c) U.S.$55,687,000 Class B Third Priority Secured Floating Rate Notes Due 2037 (the “Class B Notes”), (d) U.S.$43,875,000 Class C Fourth Priority Secured Floating Rate Notes Due 2037 (the “Class C Notes”), (e) U.S.$27,000,000 Class D Fifth Priority Secured Floating Rate Notes Due 2037 (the “Class D Notes”), (f) U.S.$15,188,000 Class E Sixth Priority Secured Floating Rate Notes Due 2037 (the “Class E Notes”), (g) U.S.$30,375,000 Class F Seventh Priority Floating Rate Notes Due 20371 (the “Class F Notes”) and (h) U.S.$18,562,000 Class G Eighth Priority Floating Rate Notes Due 20371 (the “Class G Notes, and, together with the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G-E Notes and the Class G-X Notes, the “Notes”).
Concurrently with the issuance of the Notes, the Issuer also will issue preferred shares (the “Preferred Shares”), under the Issuer’s memorandum and articles of association as part of its issued share capital.
Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Advancing Agent, the Holders of the Notes and the Preferred Shares and the terms upon which the Notes and the Preferred Shares are, and are to be, executed, authenticated and delivered.
Payments of principal of the Class G-E Notes shall be payable in accordance with Section 11.1(a) of the Indenture.
Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.
Pursuant to Section 9.1(a) of the Indenture, the Notes are subject to redemption by the Issuer at the direction of the Collateral Manager, in whole but not in part, at a price equal to the applicable Redemption Price, upon notice given in the manner provided in the Indenture, on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Offered Notes has been reduced to 10% or less of the Aggregate Outstanding Amount of the Offered Notes on the Closing Date; provided that the funds available to be used for such redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(b) of the Indenture, the Notes shall be redeemable, in whole but not in part, by the Issuer, at their applicable Redemption Prices, upon the occurrence of a Tax Event, if the Tax Materiality Condition is satisfied, at the direction of the Majority of Preferred Shareholders; provided that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price.

Exh. H-4-4

Pursuant to Section 9.1(c) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date after the end of the Non-Call Period at the direction in writing of the Majority of Preferred Shareholders.
Pursuant to Section 9.1(d) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date occurring in February, May, August and November in each year, beginning on the Payment Date occurring in August 2034, upon the occurrence of a Successful Auction Call.
Notes for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest on the applicable Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest thereon).
Pursuant to Section 9.5 of the Indenture, if any of the Note Protection Tests applicable to any Class of Notes is not satisfied as of any Determination Date, the Offered Notes shall be redeemed in accordance with the Priority of Payments set forth in the Indenture, in an amount necessary, and only to the extent necessary, for the Note Protection Tests to be satisfied.
If an Event of Default shall occur and be continuing, the Class G-E Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.
At any time after a declaration of acceleration of Maturity of the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as provided in the Indenture, a Majority of each Class of Offered Notes (voting as a separate Class), or if no Class of Offered Notes is outstanding, a majority by outstanding principal amount, of the Class F Notes and the Class F-E Notes or, if no Class of Offered Notes, Class F Notes or Class F-E Notes are outstanding, a majority by outstanding principal amount, of the Class G Notes and the Class G-E Notes, other than with respect to an Event of Default specified in Section 5.1(d), 5.1(f), 5.1(g) or 5.1(i) of the Indenture, by written notice to the Issuer, the Co-Issuer and the Trustee, may rescind and annul such declaration and its consequences if certain conditions set forth in the Indenture are satisfied.The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.
The Notes are issuable in minimum denominations of U.S.$100,000 and integral multiples of $500 in excess thereof.
The principal of each Note shall be payable on the Stated Maturity Date, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.

Exh. H-4-5

The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture and the term “Co-Issuer” as used in this Note includes any successor-in-interest to the Co-Issuer under the Indenture.
Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt for U.S. federal income tax purposes.
In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any statements in the final offering memorandum relating to such Notes and any representations expressly set forth in a written agreement with such party; and (C) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Note Administrator, the Trustee, or any of their respective affiliates.
Each Holder, by its acquisition of an interest in the Notes, shall be deemed to have represented to the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Collateral Manager and their counsel that no part of the funds being used to pay the purchase price for such Notes constitutes an asset of any “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”)) that is subject to Section 4975 of the Code or any other employee benefit plan that is subject to any federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code, or any entity whose underlying assets are deemed to include “plan assets” by reason of any such plan’s investment in the entity or otherwise.
Title to Notes shall pass by registration in the Register kept by the Note Administrator, acting through its Corporate Trust Office.
No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee, to the Note Administrator or to the Holder hereof is intended to be exclusive of any other right or

Exh. H-4-6

remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
THE HOLDER OF THIS NOTE AGREES NOT TO CAUSE THE FILING OF A PETITION IN BANKRUPTCY AGAINST THE ISSUER, THE CO-ISSUER OR ANY PERMITTED SUBSIDIARY IN ANY APPLICABLE OR RELEVANT JURISDICTION UNTIL AT LEAST ONE YEAR AND ONE DAY (OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT), AFTER THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.
AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. IN THE CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE INDENTURE AND THE NOTES, THE INDENTURE SHALL GOVERN.

Exh. H-4-7

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.
Dated as of August 15, 2024
BRSP 2024-FL2, LTD., as Issuer

By:
Name:
Title:

Exh. H-4-8

CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Indenture.
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Note Administrator

By:
Name:
Title:

Exh. H-4-9

ASSIGNMENT FORM
For value received _______________________________
hereby sell, assign and transfer unto
________________________________________

________________________________________
Please insert social security or
other identifying number of assignee
Please print or type name
and address, including zip code,
of assignee:
__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________
the within Note and does hereby irrevocably constitute and appoint ____________________ Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Note)

Exh. H-4-10

EXHIBIT H-5
FORM OF CLASS G-X EIGHTH PRIORITY FLOATING RATE NOTE DUE 2037
[REGULATION S] [RULE 144A] GLOBAL NOTE
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (X) EITHER (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (2) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, A QIB OR AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR,” WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (Y) A “QUALIFIED PURCHASER” AS DEFINED IN SECTION 2(a)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE IN A NOTIONAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A NOTIONAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A GLOBAL NOTE WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE, THE NOTE ADMINISTRATOR OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH BENEFICIAL INTEREST IN SUCH GLOBAL NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF SUCH INTEREST IN SUCH GLOBAL NOTE VOID AND REQUIRE THAT SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.

Exh. H-5-1

ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE MAY NOT BE EXCHANGED OR TRANSFERRED IN WHOLE OR IN PART FOR A NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THAT DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.
[AN INTEREST IN THIS NOTE MAY NOT BE HELD BY A PERSON THAT IS A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) AT ANY TIME. IN ADDITION, AN INTEREST IN THIS NOTE MAY BE HELD ONLY THROUGH EUROCLEAR OR CLEARSTREAM, LUXEMBOURG AT ANY TIME.]1
1     For Regulation S Global Note.

Exh. H-5-2

BRSP 2024-FL2, LTD.
CLASS G-X EIGHTH PRIORITY FLOATING RATE NOTE DUE 2037
No. [Reg. S][144A] -____    Up to
CUSIP No. [G1744CAF2]2[05613DAL3]3    U.S.$18,562,000
ISIN: [USG1744CAF26]4 [US05613DAL38]5
BRSP 2024-FL2, LTD., a Cayman Islands exempted company with limited liability (the “Issuer”) for value received, hereby promises to pay to CEDE & CO. or its registered assigns the Class G-X Interest Distribution Amount allocable to this Note in accordance with the Indenture payable initially on September 19, 2024, and thereafter monthly on the 19th day of each month (or, if such day is not a Business Day, the preceding Business Day) (each, a “Payment Date”). Interest on the Class G-X Notes shall accrue at the interest rate for Class G-X Notes determined at the time of exchange of Class G Notes for proportionate interests in the Class G-E Notes and Class G-X Notes and shall be computed on the basis of the actual number of days in the related Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.
The obligations of the Issuer under this Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Collateral pledged by the Issuer as security for the Offered Notes under the Indenture, and in the event the Collateral are insufficient to satisfy such obligations, any claims of the Holders of the Notes shall be extinguished, all in accordance with the Indenture.
The payment of interest on this Note is pro rata with the payments of the interest on the Class G Notes and the Class G-E Notes. The payment of interest on this Note is senior to the payments of interest on the Preferred Shares.
Payments in respect of interest and any other amounts due on any Payment Date on this Note shall be payable by the Trustee or a Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Trustee on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Notes Register, as provided in the Indenture.
Interest will cease to accrue on this Note, or in the case of a partial repayment, on such repaid part, from the date of repayment or the Payment Date occurring in August 2037 (the “Stated Maturity Date”).
2     For Regulation S Global Note.
3     For Rule 144A Global Note.
4     For Regulation S Global Note.
5     For Rule 144A Global Note.

Exh. H-5-3

Notwithstanding the foregoing, the final payment of interest due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent.
The Holder of this Note shall be treated as the owner hereof for all purposes.
Except as specifically provided herein and in the Indenture, neither the Issuer nor BRSP 2024-FL2, LLC (the “Co-Issuer”) shall be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.
Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
This Note is one of a duly authorized issue of Class G-X Eighth Priority Floating Rate Notes Due 20376, of the Issuer, issued under an indenture dated as of August 15, 2024 (the “Indenture”) by and among the Issuer, the Co-Issuer, BrightSpire Capital Advancing Agent, LLC, as advancing agent, Wilmington Trust, National Association, as trustee (in such capacity and together with any successor trustee permitted under the Indenture, the “Trustee”), and Computershare Trust Company, National Association, as note administrator and as custodian. Also authorized under the Indenture are (a)  U.S.$367,875,000 Class A Senior Secured Floating Rate Notes Due 2037 (the “Class A Notes”), (b)  U.S.$74,250,000 Class A-S Second Priority Secured Floating Rate Notes Due 2037 (the “Class A-S Notes”), (c) U.S.$55,687,000 Class B Third Priority Secured Floating Rate Notes Due 2037 (the “Class B Notes”), (d) U.S.$43,875,000 Class C Fourth Priority Secured Floating Rate Notes Due 2037 (the “Class C Notes”), (e) U.S.$27,000,000 Class D Fifth Priority Secured Floating Rate Notes Due 2037 (the “Class D Notes”), (f) U.S.$15,188,000 Class E Sixth Priority Secured Floating Rate Notes Due 2037 (the “Class E Notes”), (g) U.S.$30,375,000 Class F Seventh Priority Floating Rate Notes Due 20376 (the “Class F Notes”), and (h) U.S.$18,562,000 Class G Eighth Priority Floating Rate Notes Due 20376 (the “Class G Notes” and, together with the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G-E Notes and the Class G-X Notes, the “Notes”).
Concurrently with the issuance of the Notes, the Issuer also will issue preferred shares (the “Preferred Shares”), under the Issuer’s memorandum and articles of association as part of its issued share capital.
6     At any time on or after the Initial MASCOT Note Issuance Date, all or a portion of (i) the Class F Notes may be exchanged for proportionate interests in the Class F-E Notes (the “Class F-E Notes”) and the Class F-X Notes (the “Class F-X Notes”) and vice versa, and (ii) the Class G Notes may be exchanged for proportionate interests in the Class G-E Notes (the “Class G-E Notes”) and the Class G-X Notes (the “Class G-X Notes”) and vice versa.

Exh. H-5-4

Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Advancing Agent, the Holders of the Notes and the Preferred Shares and the terms upon which the Notes and the Preferred Shares are, and are to be, executed, authenticated and delivered.
Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.
Pursuant to Section 9.1(a) of the Indenture, the Notes are subject to redemption by the Issuer at the direction of the Collateral Manager, in whole but not in part, at a price equal to the applicable Redemption Price, upon notice given in the manner provided in the Indenture, on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Offered Notes has been reduced to 10% or less of the Aggregate Outstanding Amount of the Offered Notes on the Closing Date; provided that the funds available to be used for such redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(b) of the Indenture, the Notes shall be redeemable, in whole but not in part, by the Issuer, at their applicable Redemption Prices, upon the occurrence of a Tax Event, if the Tax Materiality Condition is satisfied, at the direction of the Majority of Preferred Shareholders; provided that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(c) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date after the end of the Non-Call Period at the direction in writing of the Majority of Preferred Shareholders.
Pursuant to Section 9.1(d) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date occurring in February, May, August and November in each year, beginning on the Payment Date occurring in August 2034, upon the occurrence of a Successful Auction Call.
Notes for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest on the applicable Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest thereon).
Pursuant to Section 9.5 of the Indenture, if any of the Note Protection Tests applicable to any Class of Notes is not satisfied as of any Determination Date, the Offered Notes shall be redeemed in accordance with the Priority of Payments set forth in the Indenture, in an amount necessary, and only to the extent necessary, for the Note Protection Tests to be satisfied.

Exh. H-5-5

If an Event of Default shall occur and be continuing, the Class G-X Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.
At any time after a declaration of acceleration of Maturity of the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as provided in the Indenture, a Majority of each Class of Offered Notes (voting as a separate Class), or if no Class of Offered Notes is outstanding, a majority by outstanding principal amount, of the Class F Notes and the Class F-E Notes or, if no Class of Offered Notes, Class F Notes or Class F-E Notes are outstanding, a majority by outstanding principal amount, of the Class G Notes and the Class G-E Notes, other than with respect to an Event of Default specified in Section 5.1(d), 5.1(f), 5.1(g) or 5.1(i) of the Indenture, by written notice to the Issuer, the Co-Issuer and the Trustee, may rescind and annul such declaration and its consequences if certain conditions set forth in the Indenture are satisfied. The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.
The Notes are issuable in minimum denominations of U.S.$100,000 and integral multiples of $500 in excess thereof.
The principal of each Note shall be payable on the Stated Maturity Date, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.
The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture and the term “Co-Issuer” as used in this Note includes any successor-in-interest to the Co-Issuer under the Indenture.
Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt for U.S. federal income tax purposes.
In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any statements in the final offering memorandum relating to such Notes and any representations expressly set forth in a written agreement with such party; and (C) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Co-Issuer, the Placement

Exh. H-5-6

Agents, the Collateral Manager, the Note Administrator, the Trustee, or any of their respective affiliates.
Each Holder, by its acquisition of an interest in the Notes, shall be deemed to have represented to the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Collateral Manager and their counsel that no part of the funds being used to pay the purchase price for such Notes constitutes an asset of any “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”)) that is subject to Section 4975 of the Code or any other employee benefit plan that is subject to any federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code, or any entity whose underlying assets are deemed to include “plan assets” by reason of any such plan’s investment in the entity or otherwise.
Title to Notes shall pass by registration in the Register kept by the Note Administrator, acting through its Corporate Trust Office.
No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee, to the Note Administrator or to the Holder hereof is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
THE HOLDER OF THIS NOTE AGREES NOT TO CAUSE THE FILING OF A PETITION IN BANKRUPTCY AGAINST THE ISSUER, THE CO-ISSUER OR ANY PERMITTED SUBSIDIARY IN ANY APPLICABLE OR RELEVANT JURISDICTION UNTIL AT LEAST ONE YEAR AND ONE DAY (OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT), AFTER THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.
AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. IN THE CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE INDENTURE AND THE NOTES, THE INDENTURE SHALL GOVERN.

Exh. H-5-7

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.
Dated as of August 15, 2024
BRSP 2024-FL2, LTD., as Issuer

By:
Name:
Title:

Exh. H-5-8

CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Indenture.
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Note Administrator

By:
Name:
Title:

Exh. H-5-9

ASSIGNMENT FORM
For value received _______________________________
hereby sell, assign and transfer unto
________________________________________

________________________________________
Please insert social security or
other identifying number of assignee
Please print or type name
and address, including zip code,
of assignee:
__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________
the within Note and does hereby irrevocably constitute and appoint ____________________ Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Note)

Exh. H-5-10

SCHEDULE A
EXCHANGES IN GLOBAL NOTES
This Note shall be issued in the original notional balance of U.S.$[ó] on the Closing Date. The following exchanges of a part of this [Rule 144A][Regulation S] Global Note have been made:

Date of Exchange	Amount of Decrease in Notional Amount of this Global Note	Amount of Increase in Notional Amount of this Global Note	Notional Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Note Administrator or securities Custodian

Exh. H-5-11

EXHIBIT H-6
FORM OF CLASS G-X EIGHTH PRIORITY FLOATING RATE NOTE DUE 2037 DEFINITIVE NOTE
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (X) EITHER (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (2) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, A QIB OR AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR,” WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (Y) A “QUALIFIED PURCHASER” AS DEFINED IN SECTION 2(a)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE IN A NOTIONAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A NOTIONAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A DEFINITIVE NOTE WILL BE REQUIRED TO MAKE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE, THE NOTE ADMINISTRATOR OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF THIS NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF THIS NOTE VOID AND REQUIRE THAT THIS NOTE BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.

Exh. H-6-1

BRSP 2024-FL2, LTD.
CLASS G-X EIGHTH PRIORITY
FLOATING RATE NOTE DUE 2037
No. IAI - ____
CUSIP No. [ó]    U.S.$[ó]
ISIN: [ó]
BRSP 2024-FL2, LTD., a Cayman Islands exempted company with limited liability (the “Issuer”) for value received, hereby promises to pay to [_______] or its registered assigns the Class G-X Interest Distribution Amount allocable to this Note in accordance with the Indenture payable initially on September 19, 2024, and thereafter monthly on the 19th day of each month (or, if such day is not a Business Day, the preceding Business Day) (each, a “Payment Date”). Interest on the Class G-X Notes shall accrue at the interest rate for Class G-X Notes determined at the time of exchange of Class G Notes for proportionate interests in the Class G-E Notes and Class G-X Notes and shall be computed on the basis of the actual number of days in the related Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.
The obligations of the Issuer under this Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Collateral pledged by the Issuer as security for the Offered Notes under the Indenture, and in the event the Collateral are insufficient to satisfy such obligations, any claims of the Holders of the Notes shall be extinguished, all in accordance with the Indenture.
The payment of interest on this Note is pro rata with the payments interest on the Class G Notes and the Class G-E Notes. The payment of interest on this Note is senior to the payments of interest on the Preferred Shares.
Payments in respect of interest and any other amounts due on any Payment Date on this Note shall be payable by the Trustee or a Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Trustee on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Notes Register, as provided in the Indenture.
Interest will cease to accrue on this Note, or in the case of a partial repayment, on such repaid part, from the date of repayment or the Payment Date occurring in August 2037 (the “Stated Maturity Date”).
Notwithstanding the foregoing, the final payment of interest due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the

Exh. H-6-2

Indenture) at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent.
The Holder of this Note shall be treated as the owner hereof for all purposes.
Except as specifically provided herein and in the Indenture, neither the Issuer nor BRSP 2024-FL2, LLC (the “Co-Issuer”) shall be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.
Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
This Note is one of a duly authorized issue of Class G-X Eighth Priority Floating Rate Notes Due 20371, of the Issuer, issued under an indenture dated as of August 15, 2024 (the “Indenture”) by and among the Issuer, the Co-Issuer, BrightSpire Capital Advancing Agent, LLC, as advancing agent, Wilmington Trust, National Association, as trustee (in such capacity and together with any successor trustee permitted under the Indenture, the “Trustee”), and Computershare Trust Company, National Association, as note administrator and as custodian. Also authorized under the Indenture are (a) U.S.$367,875,000 Class A Senior Secured Floating Rate Notes Due 2037 (the “Class A Notes”), (b) U.S.$74,250,000 Class A-S Second Priority Secured Floating Rate Notes Due 2037 (the “Class A-S Notes”), (c) U.S.$55,687,000 Class B Third Priority Secured Floating Rate Notes Due 2037 (the “Class B Notes”), (d) U.S.$43,875,000 Class C Fourth Priority Secured Floating Rate Notes Due 2037 (the “Class C Notes”), (e) U.S.$27,000,000 Class D Fifth Priority Secured Floating Rate Notes Due 2037 (the “Class D Notes”), (f) U.S.$15,188,000 Class E Sixth Priority Secured Floating Rate Notes Due 2037 (the “Class E Notes”), (g) U.S.$30,375,000 Class F Seventh Priority Floating Rate Notes Due 20371 (the “Class F Notes”) and (h) U.S.$18,562,000 Class G Eighth Priority Floating Rate Notes Due 20371 (the “Class G Notes, and, together with the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class F-E Notes, the Class F-X Notes, the Class G-E Notes and the Class G-X Notes, the “Notes”).
Concurrently with the issuance of the Notes, the Issuer also will issue preferred shares (the “Preferred Shares”), under the Issuer’s memorandum and articles of association as part of its issued share capital.
Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the
1     At any time on or after the Initial MASCOT Note Issuance Date, all or a portion of (i) the Class F Notes may be exchanged for proportionate interests in the Class F-E Notes (the “Class F-E Notes”) and the Class F-X Notes (the “Class F-X Notes”) and vice versa, and (ii) the Class G Notes may be exchanged for proportionate interests in the Class G-E Notes (the “Class G-E Notes”) and the Class G-X Notes (the “Class G-X Notes”) and vice versa.

Exh. H-6-3

Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Advancing Agent, the Holders of the Notes and the Preferred Shares and the terms upon which the Notes and the Preferred Shares are, and are to be, executed, authenticated and delivered.
Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.
Pursuant to Section 9.1(a) of the Indenture, the Notes are subject to redemption by the Issuer at the direction of the Collateral Manager, in whole but not in part, at a price equal to the applicable Redemption Price, upon notice given in the manner provided in the Indenture, on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Offered Notes has been reduced to 10% or less of the Aggregate Outstanding Amount of the Offered Notes on the Closing Date; provided that the funds available to be used for such redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(b) of the Indenture, the Notes shall be redeemable, in whole but not in part, by the Issuer, at their applicable Redemption Prices, upon the occurrence of a Tax Event, if the Tax Materiality Condition is satisfied, at the direction of the Majority of Preferred Shareholders; provided that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price.
Pursuant to Section 9.1(c) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date after the end of the Non-Call Period at the direction in writing of the Majority of Preferred Shareholders.
Pursuant to Section 9.1(d) of the Indenture, the Notes are subject to redemption by the Issuer and the Co-Issuer, and the Preferred Shares are subject to redemption by the Issuer, in each case in whole but not in part and without payment of any penalty or premium, at the applicable Redemption Prices for the Securities on any Payment Date occurring in February, May, August and November in each year, beginning on the Payment Date occurring in August 2034, upon the occurrence of a Successful Auction Call.
Notes for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest on the applicable Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest thereon).
Pursuant to Section 9.5 of the Indenture, if any of the Note Protection Tests applicable to any Class of Notes is not satisfied as of any Determination Date, the Offered Notes shall be redeemed in accordance with the Priority of Payments set forth in the Indenture, in an amount necessary, and only to the extent necessary, for the Note Protection Tests to be satisfied.
If an Event of Default shall occur and be continuing, the Class G-X Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Exh. H-6-4

At any time after a declaration of acceleration of Maturity of the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as provided in the Indenture, a Majority of each Class of Offered Notes (voting as a separate Class), or if no Class of Offered Notes is outstanding, a majority by outstanding principal amount, of the Class F Notes and the Class F-E Notes or, if no Class of Offered Notes, Class F Notes or Class F-E Notes are outstanding, a majority by outstanding principal amount, of the Class G Notes and the Class G-E Notes, other than with respect to an Event of Default specified in Section 5.1(d), 5.1(f), 5.1(g) or 5.1(i) of the Indenture, by written notice to the Issuer, the Co-Issuer and the Trustee, may rescind and annul such declaration and its consequences if certain conditions set forth in the Indenture are satisfied. The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.
The Notes are issuable in minimum denominations of U.S.$100,000 and integral multiples of $500 in excess thereof.
The principal of each Note shall be payable on the Stated Maturity Date, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.
The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture and the term “Co-Issuer” as used in this Note includes any successor-in-interest to the Co-Issuer under the Indenture.
Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt for U.S. federal income tax purposes.
In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any statements in the final offering memorandum relating to such Notes and any representations expressly set forth in a written agreement with such party; and (C) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Note Administrator, the Trustee, or any of their respective affiliates.

Exh. H-6-5

Each Holder, by its acquisition of an interest in the Notes, shall be deemed to have represented to the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Collateral Manager and their counsel that no part of the funds being used to pay the purchase price for such Notes constitutes an asset of any “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”)) that is subject to Section 4975 of the Code or any other employee benefit plan that is subject to any federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code, or any entity whose underlying assets are deemed to include “plan assets” by reason of any such plan’s investment in the entity or otherwise.
Title to Notes shall pass by registration in the Register kept by the Note Administrator, acting through its Corporate Trust Office.
No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee, to the Note Administrator or to the Holder hereof is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
THE HOLDER OF THIS NOTE AGREES NOT TO CAUSE THE FILING OF A PETITION IN BANKRUPTCY AGAINST THE ISSUER, THE CO-ISSUER OR ANY PERMITTED SUBSIDIARY IN ANY APPLICABLE OR RELEVANT JURISDICTION UNTIL AT LEAST ONE YEAR AND ONE DAY (OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT), AFTER THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.
AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. IN THE CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE INDENTURE AND THE NOTES, THE INDENTURE SHALL GOVERN.

Exh. H-6-6

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.
Dated as of August 15, 2024
BRSP 2024-FL2, LTD., as Issuer

By:
Name:
Title:

Exh. H-6-7

CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Indenture.
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Note Administrator

By:
Name:
Title:

Exh. H-6-8

ASSIGNMENT FORM
For value received _______________________________
hereby sell, assign and transfer unto
________________________________________
________________________________________
Please insert social security or
other identifying number of assignee
Please print or type name
and address, including zip code,
of assignee:
__________________________________________________________________________
__________________________________________________________________________
__________________________________________________________________________
__________________________________________________________________________
the within Note and does hereby irrevocably constitute and appoint ____________________ Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Note)

Exh. H-6-9

EXHIBIT I-1
FORM OF TRANSFER CERTIFICATE FOR TRANSFER FROM A RULE 144A
GLOBAL NOTE OR DEFINITIVE NOTE TO A REGULATION S GLOBAL NOTE
(Transfers pursuant to Article 2 of the Indenture)
Computershare Trust Company, N.A., as Note Administrator
1505 Energy Park Drive
St. Paul, Minnesota 55108
Attention: Transfer Agent Group – BRSP 2024-FL2
Computershare Trust Company, N.A., as Note Administrator
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: CMBS – BRSP 2024-FL2

Re:    BRSP 2024-FL2, LTD., as Issuer and BRSP 2024-FL2, LLC, as Co-Issuer of: the Class [ó] Notes, Due 2037 (the “Transferred Notes”)
Reference is hereby made to the Indenture, dated as of August 15, 2024 (the “Indenture”) by and among BRSP 2024-FL2, LTD., as issuer, and BRSP 2024-FL2, LLC, as co-issuer, of the Notes, Computershare Trust Company, National Association, as note administrator, paying agent, calculation agent, transfer agent, custodian, securities intermediary, backup advancing agent and notes registrar (in all such capacities, together with its successors and permitted assigns, the “Note Administrator”), Wilmington Trust, National Association, as trustee (in such capacity, together with its permitted successors and assigns, the “Trustee”), and BrightSpire Capital Advancing Agent, LLC, as advancing agent. Capitalized terms used but not defined herein will have the meanings assigned to such terms in the Indenture and if not defined in the Indenture then such terms will have the meanings assigned to them in Regulation S (“Regulation S”), or Rule 144A (“Rule 144A”), under the Securities Act of 1933, as amended (the “Securities Act”), and the rules promulgated thereunder.
This letter relates to the transfer of $[ó] aggregate [principal]/[notional]1 amount of Class [ó] Notes being transferred for an equivalent beneficial interest in a Regulation S Global Note of the same Class in the name of [name of transferee] (the “Transferee”).
In connection with such request, the Transferee hereby certifies that such transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum, dated August 2, 2024 and hereby represents, warrants and agrees for the benefit of the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Collateral Manager and their counsel that:
(i)    at the time the buy order was originated, the Transferee was outside the United States;
1 “Notional” with respect to the Class F-E Notes, Class F-X Notes, Class G-E Notes and Class G-X Notes.

Exh. I-1-1

(ii)    the Transferee is not a U.S. Person, as defined in Regulation S;
(iii)    the transfer is being made in an “offshore transaction”, as defined in Regulation S, pursuant to Rule 903 or 904 of Regulation S;
(iv)    the Transferee will notify future transferees of the transfer restrictions;
(v)    the Transferee understands that the Notes, including the Transferred Notes, are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, the Notes, including the Transferred Notes, have not been and will not be registered or qualified under the Securities Act or the securities laws of any state or other jurisdiction, and, if in the future the owner decides to reoffer, resell, pledge or otherwise transfer the Transferred Notes, such Transferred Notes may only be reoffered, resold, pledged or otherwise transferred only in accordance with the Indenture and the legend on such Transferred Notes. The Transferee acknowledges that no representation is made by the Issuer, the Co-Issuer or the Placement Agents, as the case may be, as to the availability of any exemption from registration or qualification under the Securities Act or any state or other securities laws for resale of the Transferred Notes;
(vi)    the Transferee is not purchasing the Transferred Notes with a view to the resale, distribution or other disposition thereof in violation of the Securities Act or the securities laws of any state or other jurisdiction. The Transferee understands that an investment in the Transferred Notes involves certain risks, including the risk of loss of all or a substantial part of its investment under certain circumstances. The Transferee has had access to such financial and other information concerning the Issuer, the Co-Issuer and the Transferred Notes as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Transferred Notes, including, without limitation, an opportunity to ask questions of and request information from the Collateral Manager, the Placement Agents, the Issuer and the Co-Issuer, including without limitation, an opportunity to access to such legal and tax representation as the Transferee deemed necessary or appropriate;
(vii)    in connection with the purchase of the Transferred Notes: (A) none of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for the Transferee; (B) the Transferee is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any statements in the final offering memorandum relating to such Transferred Notes and any representations expressly set forth in a written agreement with such party; (C) the Transferee has read and understands the final offering memorandum relating to the Transferred Notes (including, without limitation, the descriptions therein of the structure of the transaction in which the Transferred Notes are being issued and the risks to purchasers of the Notes); (D) none of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates has given to the Transferee (directly or indirectly through any other person) any assurance, guarantee, or

Exh. I-1-2

representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of the Transferee’s purchase of the Transferred Notes; (E) the Transferee has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Note Administrator, the Trustee, or any of their respective affiliates; (F) the Transferee will hold and transfer at least the minimum denomination of such Transferred Notes; (G) the Transferee was not formed for the purpose of investing in the Transferred Notes; and (H) the Transferee is purchasing the Transferred Notes with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and is capable of assuming and willing to assume (financially and otherwise) these risks;
(viii)    the Transferee understands that the Transferred Notes will bear the applicable legend set forth on such Transferred Notes;
(ix)    [FOR CLASS A, CLASS A-S, CLASS B, CLASS C, CLASS D AND CLASS E NOTES: the Transferee represents and agrees that (a) it is not and will not be, and is not acting on behalf of or using any assets of any person that is or will become, an “employee benefit plan” (as defined in Section 3(3) of ERISA) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, any other employee benefit plan that is subject to any federal, state, local or other law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”), or any entity whose underlying assets are deemed to include “plan assets” by reason of such a plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”) or (b) its acquisition, holding and disposition of the Transferred Notes do not and will not constitute or give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or in the case of a Plan subject to Similar Law, a violation of Similar Law;]
[FOR CLASS F, CLASS F-E, CLASS F-X, CLASS G, CLASS G-E AND CLASS G-X NOTES: the Transferee represents and agrees that it is not and will not be, and is not acting on behalf of or using any assets of any person that is or will become, an “employee benefit plan” (as defined in Section 3(3) of ERISA) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, any other employee benefit plan which is subject to any federal, state, local or other law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”), or any entity whose underlying assets are deemed to include “plan assets” by reason of such a plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”);]
(x)    except to the extent permitted by the Securities Act and any rules thereunder as in effect and applicable at the time of any such offer, the Transferee will not, at any time, offer to buy or offer to sell the Transferred Notes by any form of general solicitation or advertising, including, but not limited to, any advertisement, article, notice or other communication published

Exh. I-1-3

in any newspaper, magazine or similar medium or broadcast over television or radio or at a seminar or meeting whose attendees have been invited by general solicitations or advertising;
(xi)    the Transferee is not a member of the public in the Cayman Islands, within the meaning of Section 175 of the Cayman Islands Companies Law (As Revised);
(xii)    the Transferee acknowledges that the obligations under the Transferred Notes are limited recourse obligations of the Issuer payable solely from the Collateral in accordance with the Indenture, and following realization of the Collateral in accordance with the Indenture, all claims of Noteholders shall be extinguished and shall not thereafter revive;
(xiii)     the Transferee acknowledges that the Issuer will be subject to anti-money laundering legislation in the Cayman Islands. Accordingly, if Notes are issued in the form of certificated Notes, the Issuer may, except in relation to certain categories of institutional investors, require a detailed verification of a Transferee’s identity and the source of the payment used by such Transferee for purchasing the Notes. The laws of other major financial centers may impose similar obligations upon the Issuer;
(xiv)    the Transferee understands that (A) the Issuer, the Co-Issuer, the Note Administrator, the Trustee or the Paying Agent will require certification acceptable to them (1) as a condition to the payment of principal of, if any, and interest on any Notes without, or at a reduced rate of, U.S. withholding or backup withholding tax, and (2) to enable the Issuer, the Co-Issuer, the Note Administrator, the Trustee and the Paying Agent to determine their duties and liabilities with respect to any taxes or other charges that they may be required to pay, deduct or withhold from payments in respect of such Notes or the holder of such Notes under any present or future law or regulation of the Cayman Islands or the United States or any present or future law or regulation of any political subdivision thereof or taxing authority therein or to comply with any reporting or other requirements under any such law or regulation, which certification may include U.S. federal income tax forms (such as IRS Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals)), IRS Form W-8BEN-E (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities)), IRS Form W-8IMY (Certificate of Foreign Intermediary, Foreign Flow-through Entity, or Certain U.S. Branches for United States Tax Withholding and Reporting), IRS Form W-9 (Request for Taxpayer Identification Number and Certification), or IRS Form W-8ECI (Certificate of Foreign Person’s Claim that Income is Effectively Connected with the Conduct of a Trade or Business in the United States) or any successors to such IRS forms); (B) the Issuer, the Co-Issuer, the Note Administrator, the Trustee or the Paying Agent may require certification acceptable to them to enable the Issuer to qualify for a reduced rate of withholding in any jurisdiction from or through which the Issuer receives payments on its assets; (C) the Issuer, the Co-Issuer, the Note Administrator, the Trustee or the Paying Agent will require the Transferee to provide the Issuer, the Co-Issuer, the Note Administrator, the Trustee or the Paying Agent with any correct, complete and accurate information that may be required for the Issuer, the Co-Issuer, the Note Administrator, the Trustee or the Paying Agent to comply with FATCA (or the Cayman FATCA Legislation and/or CRS (including providing the Issuer or its agents with a properly completed and executed “Entity Self-Certification Form” or

Exh. I-1-4

“Individual Self-Certification Form” (in the forms published by the Cayman Islands Department for International Tax Cooperation, which forms can be obtained at https://www.ditc.ky/crs/crs-legislation-resources/))) requirements and will take any other actions necessary for the Issuer, the Co-Issuer, the Note Administrator, the Trustee or the Paying Agent to comply with FATCA (or the Cayman FATCA Legislation) and/or CRS requirements and each Transferee acknowledges and agrees that the Issuer or its agents on its behalf may provide all such information and documentation to the Cayman Islands Tax Information Authority, the IRS or any other relevant governmental authority, in the event the Transferee fails to provide such information or take such actions, (1) the Issuer, the Co-Issuer, the Note Administrator, the Trustee and the Paying Agent are authorized to withhold amounts otherwise distributable to the Transferee as compensation for any amount withheld from payments to the Issuer, the Co-Issuer, the Note Administrator, the Trustee or the Paying Agent as a result of such failure, (2) to the extent necessary to avoid an adverse effect on the Issuer or any other holder of Notes as a result of such failure, the Transferee may be compelled to sell its Notes or, if the Transferee does not sell its Notes within 10 business days after notice from the Issuer, the Co-Issuer, the Note Administrator, the Trustee or the Paying Agent, such Notes may be sold at a public or private sale called and conducted in any manner permitted by law, and to remit the net proceeds of such sale (taking into account any taxes incurred by the Issuer in connection with such sale) to the Transferee as payment in full for such Notes and (3) the Issuer may also assign each such Note a separate CUSIP or CUSIPs in the Issuer’s sole discretion; (D) if the Transferee is a “foreign financial institution” or other foreign financial entity subject to FATCA, Cayman FATCA Legislation or CRS (as the case may be) and does not provide the Issuer, Co-Issuer, Note Administrator, the Trustee or Paying Agent with evidence that it has complied with the applicable FATCA, Cayman FATCA Legislation and/or CRS requirements, the Issuer, Co-Issuer, Note Administrator, Trustee or Paying Agent may be required to withhold amounts under FATCA on payments to the Transferee; and (E) the Transferee agrees to provide any certification requested pursuant to this paragraph and to update or replace such form or certification in accordance with its terms or its subsequent amendments;
(xv)    The Transferee will provide the Issuer or its agents with such information and documentation that may be required for the Issuer to achieve compliance with the Anti-Money Laundering Regulations (As Revised) and The Guidance Notes on the Prevention and Detection of Money Laundering and Terrorist Financing in the Cayman Islands, each as amended and revised from time to time and shall update or replace such information or documentation, as may be necessary;
(xvi)    The Transferee acknowledges receipt of the Issuer's privacy notice set out in the Offering Memorandum (the "Privacy Notice"). The Transferee shall promptly provide the Privacy Notice to (i) each individual whose personal data the Transferee has provided or will provide to the Issuer or any of its delegates in connection with the Transferee's investment in the Notes (such as a directors, trustees, employees, representatives, shareholders, investors, clients, beneficial owners or agents) and (ii) any other individual connected to the Transferee as may be requested by the Issuer or any of its delegates. The Transferee shall also promptly provide to any such individual, on request by the Issuer or any of its delegates, any updated versions of the Privacy Notice and the privacy notice (or other data protection disclosures) of any third party to

Exh. I-1-5

which the Issuer or any of its delegates has directly or indirectly provided that individual's personal data;
(xvii)    the Transferee acknowledges that it is its intent and that it understands it is the intent of the Issuer that, for purposes of U.S. federal, state and local income and franchise tax and any other income taxes, for so long as a direct or indirect wholly-owned disregarded subsidiary of BrightSpire Capital Mortgage Sub-REIT, LLC (or subsequent REIT) owns 100% of the Class F Notes, the Class G Notes, the Preferred Shares and the Issuer Ordinary Shares, the Issuer will be treated as a Qualified REIT Subsidiary and the Offered Notes will be treated as indebtedness solely of BrightSpire Capital Mortgage Sub-REIT, LLC or such subsequent REIT; the Transferee agrees to such treatment and agrees to take no action inconsistent with such treatment;
(xviii)    if the Transferee is not a “United States person” (as defined in Section 7701(a)(30) of the Code), it hereby represents that (i) either (A) it is not a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business (within the meaning of Section 881(c)(3)(A) of the Code), a 10% shareholder of the Issuer within the meaning of Section 871(h)(3) of the Code or a controlled foreign corporation within the meaning of Section 957(a) of the Code that is related to the Issuer within the meaning of Section 881(c)(3) of the Code, (B) it is a person that has provided an IRS Form W-8BEN-E indicating that it is eligible for benefits under an income tax treaty with the United States that completely eliminates U.S. federal income taxation of U.S. source interest not attributable to a permanent establishment in the United States, or (C) it has provided an IRS Form W-8ECI representing that all payments received or to be received by it on the Notes are effectively connected with the conduct of a trade or business in the United States, and and (ii) it is not purchasing the Notes in order to reduce its U.S. federal income tax liability pursuant to a tax avoidance plan;
(xvii)    the Transferee understands that the Notes have not been approved or disapproved by the SEC or any other governmental authority or agency or any jurisdiction and that neither the SEC nor any other governmental authority or agency has passed upon the adequacy or accuracy of the final offering memorandum relating to the Notes. The Transferee further understands that any representation to the contrary is a criminal offense;
(xviii)    the Transferee will, prior to any sale, pledge or other transfer by such Transferee of any Note (or interest therein), obtain from the prospective transferee, and deliver to the Note Administrator, a duly executed transferee certificate addressed to each of the Note Administrator, the Trustee, the Issuer, the Co-Issuer, the Collateral Manager, the Servicer and the Special Servicer in the form of the relevant exhibit attached to the Indenture, and such other certificates and other information as the Issuer, the Co-Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, or the Trustee may reasonably require to confirm that the proposed transfer complies with the transfer restrictions contained in the Indenture;
(xix)    the Transferee agrees that no Note may be purchased, sold, pledged or otherwise transferred in an amount less than the minimum denomination set forth in the Indenture. In addition, the Transferee understands that the Notes will be transferable only upon registration of the transferee in the Note Register of the Issuer following delivery to the Note Registrar of a duly

Exh. I-1-6

executed transfer certificate and any other certificates and other information required by the Indenture;
(xx)    the Transferee is aware and agrees that no Note (or beneficial interest therein) may be reoffered, resold, pledged or otherwise transferred except to a person that is (1) both (a) either (i) a “qualified institutional buyer,” as defined in Rule 144A, who purchases such Notes in reliance on the exemption from Securities Act registration provided by Rule 144A, or (ii) solely in the case of Notes that are issued in the form of Definitive Notes, an institution that is an “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act, or an entity in which all of the equity owners are such “accredited investors” and (b) a “qualified purchaser” as defined in Section 2(a)(51) of the 1940 Act and the rules thereunder; or (2) a person that is not a “U.S. person” as defined in Regulation S, and is acquiring the Notes in an “offshore transaction” as defined in Regulation S, in reliance on the exemption from registration provided by Regulation S. The Transferee acknowledges that no representation is made as to the availability of any exemption from registration or qualification under the Securities Act or any state or other securities laws for resale of the Notes;
(xxi)    the Transferee understands that there is no secondary market for the Notes and that no assurances can be given as to the liquidity of any trading market for the Notes and that it is unlikely that a trading market for the Notes will develop. The Transferee further understands that, although the Placement Agents may from time to time make a market in the Notes, the Placement Agents are not under any obligation to do so and, following the commencement of any market-making, may discontinue the same at any time. Accordingly, the Transferee must be prepared to hold the Notes until the Stated Maturity Date;
(xxii)    the Transferee agrees that (i) any sale, pledge or other transfer of a Note (or any beneficial interest therein) made in violation of the transfer restrictions contained in the Indenture, or made based upon any false or inaccurate representation made by the Transferee or a transferee to the Issuer, the Note Administrator, the Trustee or the Note Registrar, will be void and of no force or effect and (ii) none of the Issuer, the Note Administrator, the Trustee and the Note Registrar has any obligation to recognize any sale, pledge or other transfer of a Note (or any beneficial interest therein) made in violation of any such transfer restriction or made based upon any such false or inaccurate representation;
(xxiii) the Transferee approves and consents to any direct trades between the Issuer, the Collateral Manager and the Trustee and/or its affiliates that is permitted under the terms of the Indenture and the Servicing Agreement;
(xxiv)    the Transferee acknowledges that the Issuer, the Co-Issuer, the Note Administrator, the Trustee, the Note Registrar, the Servicer, the Special Servicer, the Placement Agents, the Collateral Manager and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties made or deemed to have been made by it in connection with its purchase of the Notes are no longer accurate, the Transferee will promptly notify the Issuer, the Co-Issuer, the Trustee, the Note Administrator, Note Registrar, the Servicer, the Special Servicer, the Collateral Manager and the Placement Agents;

Exh. I-1-7

(xxv)    the Notes will bear a legend to the following effect unless the Issuer and the Co-Issuer determine otherwise in compliance with applicable law:
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND [FOR CLASS A, CLASS A-S, CLASS B, CLASS C, CLASS D AND CLASS E NOTES: NEITHER THE ISSUER NOR THE CO-ISSUER HAS BEEN REGISTERED][FOR CLASS F, CLASS F-E, CLASS F-X, CLASS G, CLASS G-E AND CLASS G-X NOTES: THE ISSUER HAS NOT BEEN REGISTERED] UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (X) EITHER (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (2) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, A QIB OR AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR,” WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (Y) A “QUALIFIED PURCHASER” AS DEFINED IN SECTION 2(a)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A GLOBAL NOTE WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, [FOR CLASS

Exh. I-1-8

A, CLASS A-S, CLASS B, CLASS C, CLASS D AND CLASS E NOTES: THE CO-ISSUER, AS APPLICABLE,] THE NOTE ADMINISTRATOR, THE TRUSTEE OR ANY INTERMEDIARY. [FOR CLASS A, CLASS A-S, CLASS B, CLASS C, CLASS D AND CLASS E NOTES: IF AT ANY TIME, THE ISSUER AND THE CO-ISSUER, AS APPLICABLE, DETERMINE OR ARE NOTIFIED][FOR CLASS F, CLASS F-E, CLASS F-X, CLASS G, CLASS G-E AND CLASS G-X NOTES: IF AT ANY TIME, THE ISSUER DETERMINES OR IS NOTIFIED] THAT THE HOLDER OF SUCH BENEFICIAL INTEREST IN SUCH GLOBAL NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF SUCH INTEREST IN SUCH GLOBAL NOTE VOID AND REQUIRE THAT SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER [FOR CLASS A, CLASS A-S, CLASS B, CLASS C, CLASS D AND CLASS E NOTES: AND THE CO-ISSUER, AS APPLICABLE].
ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE [FOR CLASS A, CLASS A-S, CLASS B, CLASS C, CLASS D AND CLASS E NOTES: CO-ISSUERS OR THEIR AGENT][FOR CLASS F, CLASS F-E, CLASS F-X, CLASS G, CLASS G-E AND CLASS G-X NOTES: ISSUER OR ITS AGENT] FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE MAY NOT BE EXCHANGED OR TRANSFERRED IN WHOLE OR IN PART FOR A NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THAT DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.
[FOR CLASS A, CLASS A-S, CLASS B, CLASS C, CLASS D, CLASS E NOTES, CLASS F NOTES, CLASS F-E NOTES, CLASS G NOTES AND CLASS F-X NOTES: PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY

Exh. I-1-9

ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE NOTE ADMINISTRATOR.]
(xxvi)    The Transferee understands and agrees that an additional legend in substantially the following form will be placed on each Note in the form of a Regulation S Global Note:
AN INTEREST IN THIS NOTE MAY NOT BE HELD BY A PERSON THAT IS A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) AT ANY TIME. IN ADDITION, AN INTEREST IN THIS NOTE MAY BE HELD ONLY THROUGH EUROCLEAR OR CLEARSTREAM, LUXEMBOURG AT ANY TIME.
You, the Trustee, the Issuer, the Co-Issuer, the Collateral Manager and the Note Administrator are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

Exh. I-1-10

[Name of Transferee]

By:
Name:
Title:

Dated:

cc:	BRSP 2024-FL2, LTD.
BRSP 2024-FL2, LLC

Exh. I-1-11

EXHIBIT I-2
FORM OF TRANSFER CERTIFICATE FOR TRANSFER FROM A REGULATION S
GLOBAL NOTE OR DEFINITIVE NOTE TO A RULE 144A GLOBAL NOTE
(Transfers pursuant to Article 2 of the Indenture)
Computershare Trust Company, N.A., as Note Administrator
1505 Energy Park Drive
St. Paul, Minnesota 55108
Attention: Transfer Agent Group – BRSP 2024-FL2
Computershare Trust Company, National Association, as Note Administrator
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: CMBS – BRSP 2024-FL2

Re:    BRSP 2024-FL2, LTD., as Issuer and BRSP 2024-FL2, LLC, as Co-Issuer of: the Class [ó] Notes, Due 2037 (the “Transferred Notes”)
Reference is hereby made to the Indenture dated as of August 15, 2024 (the “Indenture”), by and among BRSP 2024-FL2, LTD., as issuer, and BRSP 2024-FL2, LLC, as co-issuer, of the Notes, Computershare Trust Company, National Association, as note administrator, paying agent, calculation agent, transfer agent, custodian, securities intermediary, backup advancing agent and notes registrar (in all such capacities, together with its successors and permitted assigns, the “Note Administrator”), Wilmington Trust, National Association, as trustee (in such capacity, together with its permitted successors and assigns, the “Trustee”), and BrightSpire Capital Advancing Agent, LLC, as advancing agent. Capitalized terms used but not defined herein will have the meanings assigned to such terms in the Indenture and if not defined in the Indenture then such terms will have the meanings assigned to them in Regulation S (“Regulation S”), or Rule 144A (“Rule 144A”), under the Securities Act of 1933, as amended (the “Securities Act”), and the rules promulgated thereunder.
This letter relates to the transfer of $[ó] aggregate [principal]/[notional]1 amount of Class [ó] Notes being transferred in exchange for an equivalent beneficial interest in a Rule 144A Global Note of the same Class in the name of [name of transferee] (the “Transferee”).
In connection with such request, the Transferee hereby certifies that such transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated August 2, 2024 and hereby represents, warrants and agrees for the benefit of the Issuer, the Co-Issuer, the Collateral Manager, the Note Administrator and the Trustee that:
1 “Notional” with respect to the Class F-E Notes, Class F-X Notes, Class G-E Notes and Class G-X Notes.

Exh. I-2-1

(i)    the Transferee is both (A) a “qualified institutional buyer” as defined in Rule 144A (a “QIB”) and (B) a “qualified purchaser” as defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended (a “Qualified Purchaser”);
(ii)    (A) the Transferee is acquiring a beneficial interest in such Transferred Notes for its own account or for an account that is a QIB and as to each of which the Transferee exercises sole investment discretion, and (B) the Transferee and each such account is acquiring not less than the minimum denomination of the Transferred Notes;
(iii)    the Transferee will notify future transferees of the transfer restrictions;
(iv)    the Transferee is obtaining the Transferred Notes in a transaction pursuant to Rule 144A;
(v)    the Transferee is obtaining the Transferred Notes in accordance with any applicable securities laws of any state of the United States and any other applicable jurisdiction;
(vi)    the Transferee understands that the Notes, including the Transferred Notes, are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, the Notes, including the Transferred Notes, have not been and will not be registered or qualified under the Securities Act or the securities laws of any state or other jurisdiction, and, if in the future the owner decides to reoffer, resell, pledge or otherwise transfer the Transferred Notes, such Transferred Notes may only be reoffered, resold, pledged or otherwise transferred only in accordance with the Indenture and the legend on such Transferred Notes. The Transferee acknowledges that no representation is made by the Issuer, the Co-Issuer or the Placement Agents, as the case may be, as to the availability of any exemption from registration or qualification under the Securities Act or any state or other securities laws for resale of the Transferred Notes;
(vii)    the Transferee is not purchasing the Transferred Notes with a view to the resale, distribution or other disposition thereof in violation of the Securities Act or the securities laws of any state or other jurisdiction. The Transferee understands that an investment in the Transferred Notes involves certain risks, including the risk of loss of all or a substantial part of its investment under certain circumstances. The Transferee has had access to such financial and other information concerning the Issuer, the Co-Issuer and the Transferred Notes as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Transferred Notes, including, without limitation, an opportunity to ask questions of and request information from the Servicer, the Special Servicer, the Collateral Manager, the Placement Agents, the Issuer and the Co-Issuer, including without limitation, an opportunity to access to such legal and tax representation as the Transferee deemed necessary or appropriate;
(viii)    in connection with the purchase of the Transferred Notes: (A) none of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for the Transferee; (B) the Transferee is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or

Exh. I-2-2

representations of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any statements in the final offering memorandum relating to such Transferred Notes and any representations expressly set forth in a written agreement with such party; (C) the Transferee has read and understands the final offering memorandum relating to the Transferred Notes (including, without limitation, the descriptions therein of the structure of the transaction in which the Transferred Notes are being issued and the risks to purchasers of the Notes); (D) none of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates has given to the Transferee (directly or indirectly through any other person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of the Transferee’s purchase of the Transferred Notes; (E) the Transferee has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates; (F) the Transferee will hold and transfer at least the minimum denomination of such Transferred Notes; (G) the Transferee was not formed for the purpose of investing in the Transferred Notes; and (H) the Transferee is purchasing the Transferred Notes with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and is capable of assuming and willing to assume (financially and otherwise) these risks;
(ix)    the Transferee understands that the Transferred Notes will bear the applicable legend set forth on such Transferred Notes;
(x)    (a) [FOR CLASS A, CLASS A-S, CLASS B, CLASS C, CLASS D AND CLASS E NOTES: it is not and will not be, and is not acting on behalf of or using any assets of any person that is or will become, an “employee benefit plan” (as defined in Section 3(3) of ERISA) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, any other employee benefit plan that is subject to any federal, state, local or other law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”), or any entity whose underlying assets are deemed to include “plan assets” by reason of such a plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”), or (b) its acquisition, holding and disposition of the Transferred Notes do not and will not constitute or give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or in the case of a Plan subject to Similar Law, a violation of Similar Law;]
[FOR CLASS F, CLASS F-E, CLASS F-X, CLASS G, CLASS G-E AND CLASS G-X NOTES: the Transferee represents and agrees that it is not and will not be, and is not acting on behalf of or using any assets of any person that is or will become, an “employee benefit plan” (as

Exh. I-2-3

defined in Section 3(3) of ERISA) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, any other employee benefit plan which is subject to any federal, state, local or other law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”), or any entity whose underlying assets are deemed to include “plan assets” by reason of such a plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”);]
(xi)    except to the extent permitted by the Securities Act and any rules thereunder as in effect and applicable at the time of any such offer, the Transferee will not, at any time, offer to buy or offer to sell the Transferred Notes by any form of general solicitation or advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or at a seminar or meeting whose attendees have been invited by general solicitations or advertising;
(xii)    the Transferee is not a member of the public in the Cayman Islands, within the meaning of Section 175 of the Cayman Islands Companies Law (As Revised);
(xiii)    the Transferee acknowledges that the Transferred Notes are limited recourse obligations of the Issuer payable solely from the Collateral in accordance with the Indenture, and following realization of the Collateral in accordance with the Indenture, all claims of Noteholders shall be extinguished and shall not thereafter revive;
(xiv)    the Transferee acknowledges that the Issuer will be subject to anti-money laundering legislation in the Cayman Islands. Accordingly, if Notes are issued in the form of certificated Notes, the Issuer may, except in relation to certain categories of institutional investors, require a detailed verification of a Transferee’s identity and the source of the payment used by such Transferee for purchasing the Notes. The laws of other major financial centers may impose similar obligations upon the Issuer;
(xv)    the Transferee understands that (A) the Issuer, the Co-Issuer, the Note Administrator, the Trustee or the Paying Agent will require certification acceptable to them (1) as a condition to the payment of principal of, if any, and interest on any Notes without, or at a reduced rate of, U.S. withholding or backup withholding tax, and (2) to enable the Issuer, the Co-Issuer, the Note Administrator, the Trustee and the Paying Agent to determine their duties and liabilities with respect to any taxes or other charges that they may be required to pay, deduct or withhold from payments in respect of such Notes or the holder of such Notes under any present or future law or regulation of the Cayman Islands or the United States or any present or future law or regulation of any political subdivision thereof or taxing authority therein or to comply with any reporting or other requirements under any such law or regulation, which certification may include U.S. federal income tax forms (such as IRS Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals)), IRS Form W-8BEN-E (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities)), IRS Form W-8IMY (Certificate of Foreign Intermediary, Foreign Flow-through Entity, or Certain U.S. Branches for United States Tax Withholding and Reporting), IRS Form W-9 (Request for Taxpayer Identification Number and Certification), or IRS Form W-8ECI (Certificate of Foreign Person’s Claim that Income is Effectively Connected

Exh. I-2-4

with the Conduct of a Trade or Business in the United States) or any successors to such IRS forms); (B) the Issuer, the Co-Issuer, the Note Administrator, the Trustee or the Paying Agent may require certification acceptable to them to enable the Issuer to qualify for a reduced rate of withholding in any jurisdiction from or through which the Issuer receives payments on its assets; (C) the Issuer, the Co-Issuer, the Note Administrator, the Trustee or the Paying Agent will require the Transferee to provide the Issuer, the Co-Issuer, the Note Administrator, the Trustee or the Paying Agent with any correct, complete and accurate information that may be required for the Issuer, the Co-Issuer, the Note Administrator, the Trustee or the Paying Agent to comply with FATCA (or the Cayman FATCA Legislation and/or CRS (including providing the Issuer or its agents with a properly completed and executed “Entity Self-Certification Form” or “Individual Self-Certification Form” (in the forms published by the Cayman Islands Department for International Tax Cooperation, which forms can be obtained at https://www.ditc.ky/crs/crs-legislation-resources/))) requirements and will take any other actions necessary for the Issuer, the Co-Issuer, the Note Administrator, the Trustee or the Paying Agent to comply with FATCA (or the Cayman FATCA Legislation) and/or CRS requirements and each Transferee acknowledges and agrees that the Issuer or its agents on its behalf may provide all such information and documentation to the Cayman Islands Tax Information Authority, the IRS or any other relevant governmental authority, in the event the Transferee fails to provide such information or take such actions, (1) the Issuer, the Co-Issuer, the Note Administrator, the Trustee and the Paying Agent are authorized to withhold amounts otherwise distributable to the Transferee as compensation for any amount withheld from payments to the Issuer, the Co-Issuer, the Note Administrator, the Trustee or the Paying Agent as a result of such failure, (2) to the extent necessary to avoid an adverse effect on the Issuer or any other holder of Notes as a result of such failure, the Transferee may be compelled to sell its Notes or, if the Transferee does not sell its Notes within 10 business days after notice from the Issuer, the Co-Issuer, the Note Administrator, the Trustee or the Paying Agent, such Notes may be sold at a public or private sale called and conducted in any manner permitted by law, and to remit the net proceeds of such sale (taking into account any taxes incurred by the Issuer in connection with such sale) to the Transferee as payment in full for such Notes and (3) the Issuer may also assign each such Note a separate CUSIP or CUSIPs in the Issuer’s sole discretion; (D) if the Transferee is a “foreign financial institution” or other foreign financial entity subject to FATCA, Cayman FATCA Legislation or CRS (as the case may be) and does not provide the Issuer, Co-Issuer, Note Administrator, the Trustee, or Paying Agent with evidence that it has complied with the applicable FATCA, Cayman FATCA Legislation and/or CRS requirements, the Issuer, Co-Issuer, Note Administrator, Trustee, or Paying Agent may be required to withhold amounts under FATCA on payments to the Transferee; and (E) the Transferee agrees to provide any certification requested pursuant to this paragraph and to update or replace such form or certification in accordance with its terms or its subsequent amendments;
(xvi)    the Transferee acknowledges that it is its intent and that it understands it is the intent of the Issuer that, for purposes of U.S. federal, state and local income and franchise tax and any other income taxes, for so long as a direct or indirect wholly-owned disregarded subsidiary of BrightSpire Capital Mortgage Sub-REIT, LLC (or a subsequent REIT) owns 100% of the Class F Notes, the Class G Notes, the Preferred Shares and the Issuer Ordinary Shares, the Issuer will be treated as a Qualified REIT Subsidiary and the Offered Notes will be treated as indebtedness solely of BrightSpire Capital Mortgage Sub-REIT, LLC or such subsequent REIT;

Exh. I-2-5

the Transferee agrees to such treatment and agrees to take no action inconsistent with such treatment;
(xvii)    if the Transferee is not a “United States person” (as defined in Section 7701(a)(30) of the Code), it hereby represents that (i) either (A) it is not a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business (within the meaning of Section 881(c)(3)(A) of the Code), a 10% shareholder of the Issuer within the meaning of Section 871(h)(3) of the Code or a controlled foreign corporation within the meaning of Section 957(a) of the Code that is related to the Issuer within the meaning of Section 881(c)(3) of the Code, (B) it is a person that has provided an IRS Form W-8BEN-E indicating that it is eligible for benefits under an income tax treaty with the United States that completely eliminates U.S. federal income taxation of U.S. source interest not attributable to a permanent establishment in the United States, or (C) it has provided an IRS Form W-8ECI representing that all payments received or to be received by it on the Notes are effectively connected with the conduct of a trade or business in the United States, and (ii) it is not purchasing the Notes in order to reduce its U.S. federal income tax liability pursuant to a tax avoidance plan;
(xviii)    the Transferee understands that the Notes have not been approved or disapproved by the SEC or any other governmental authority or agency or any jurisdiction and that neither the SEC nor any other governmental authority or agency has passed upon the adequacy or accuracy of the final offering memorandum relating to the Notes. The Transferee further understands that any representation to the contrary is a criminal offense;
(xix)    the Transferee will, prior to any sale, pledge or other transfer by such Transferee of any Note (or interest therein), obtain from the prospective transferee, and deliver to the Note Administrator, a duly executed transferee certificate addressed to each of the Note Administrator, the Trustee, the Issuer, the Co-Issuer, the Collateral Manager, the Servicer and the Special Servicer, in the form of the relevant exhibit attached to the Indenture, and such other certificates and other information as the Issuer, the Co-Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, or the Trustee may reasonably require to confirm that the proposed transfer complies with the transfer restrictions contained in the Indenture;
(xx)    the Transferee agrees that no Note may be purchased, sold, pledged or otherwise transferred in an amount less than the minimum denomination set forth in the Indenture. In addition, the Transferee understands that the Notes will be transferable only upon registration of the transferee in the Note Register of the Issuer following delivery to the Note Registrar of a duly executed transfer certificate and any other certificates and other information required by the Indenture;
(xxi)    the Transferee is aware and agrees that no Note (or beneficial interest therein) may be reoffered, resold, pledged or otherwise transferred except to a person that is (1) both (a) either (i) a a “qualified institutional buyer,” as defined in Rule 144A, who purchases such Notes in reliance on the exemption from Securities Act registration provided by Rule 144A, or (ii) solely in the case of Notes that are issued in the form of Definitive Notes, an institution that is an “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the

Exh. I-2-6

Securities Act, or an entity in which all of the equity owners are such “accredited investors” and (b) a Qualified Purchaser; or (2) a person that is not a “U.S. person” as defined in Regulation S, and is acquiring the Notes in an “offshore transaction” as defined in Regulation S, in reliance on the exemption from registration provided by Regulation S. The Transferee acknowledges that no representation is made as to the availability of any exemption from registration or qualification under the Securities Act or any state or other securities laws for resale of the Notes;
(xxii)    the Transferee understands that there is no secondary market for the Notes and that no assurances can be given as to the liquidity of any trading market for the Notes and that it is unlikely that a trading market for the Notes will develop. The Transferee further understands that, although the Placement Agents may from time to time make a market in the Notes, the Placement Agents are not under any obligation to do so and, following the commencement of any market-making, may discontinue the same at any time. Accordingly, the Transferee must be prepared to hold the Notes until the Stated Maturity Date;
(xxiii)    the Transferee agrees that (i) any sale, pledge or other transfer of a Note (or any beneficial interest therein) made in violation of the transfer restrictions contained in the Indenture, or made based upon any false or inaccurate representation made by the Transferee or a transferee to the Issuer, the Note Administrator, the Trustee or the Note Registrar, will be void and of no force or effect and (ii) none of the Issuer, the Note Administrator, the Trustee and the Note Registrar has any obligation to recognize any sale, pledge or other transfer of a Note (or any beneficial interest therein) made in violation of any such transfer restriction or made based upon any such false or inaccurate representation;
(xxiv)    the Transferee approves and consents to any direct trades between the Issuer, the Collateral Manager and the Trustee and/or its affiliates that is permitted under the terms of the Indenture;
(xxv)    the Transferee acknowledges that the Issuer, the Co-Issuer, the Collateral Manager, the Note Administrator, the Trustee, the Note Registrar, the Servicer, the Special Servicer, the Placement Agents and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties made or deemed to have been made by it in connection with its purchase of the Notes are no longer accurate, the Transferee will promptly notify the Issuer, the Co-Issuer, the Collateral Manager, the Note Administrator, the Trustee, the Note Registrar, the Servicer, the Special Servicer, and the Placement Agents; and
(xxvi)    the Notes will bear a legend to the following effect unless the Issuer and the Co-Issuer determine otherwise in compliance with applicable law:
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND [FOR CLASS A, CLASS A-S, CLASS B, CLASS C, CLASS D AND CLASS E NOTES: NEITHER THE ISSUER NOR THE CO-ISSUER HAS BEEN

Exh. I-2-7

REGISTERED][FOR CLASS F, CLASS F-E, CLASS F-X, CLASS G, CLASS G-E AND CLASS G-X NOTES: THE ISSUER HAS NOT BEEN REGISTERED] UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (X) EITHER (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (2) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, A QIB OR AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR,” WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (Y) A “QUALIFIED PURCHASER” AS DEFINED IN SECTION 2(a)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A GLOBAL NOTE WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, [FOR CLASS A, CLASS A-S, CLASS B, CLASS C, CLASS D AND CLASS E NOTES: THE CO-ISSUER, AS APPLICABLE,] THE NOTE ADMINISTRATOR, THE TRUSTEE OR ANY INTERMEDIARY. [FOR CLASS A, CLASS A-S, CLASS B, CLASS C, CLASS D AND CLASS E NOTES: IF AT ANY TIME, THE ISSUER AND THE CO-ISSUER, AS APPLICABLE, DETERMINE OR ARE NOTIFIED][FOR CLASS F, CLASS F-E, CLASS F-X, CLASS G, CLASS G-E AND CLASS G-X NOTES: IF AT ANY TIME, THE ISSUER DETERMINES OR IS NOTIFIED] THAT THE HOLDER OF SUCH BENEFICIAL INTEREST IN SUCH GLOBAL NOTE WAS IN BREACH, AT THE TIME GIVEN, OF

Exh. I-2-8

ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF SUCH INTEREST IN SUCH GLOBAL NOTE VOID AND REQUIRE THAT SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER [FOR CLASS A, CLASS A-S, CLASS B, CLASS C, CLASS D AND CLASS E NOTES: AND THE CO-ISSUER, AS APPLICABLE].
ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE [FOR CLASS A, CLASS A-S, CLASS B, CLASS C, CLASS D AND CLASS E NOTES: CO-ISSUERS OR THEIR AGENT][FOR CLASS F, CLASS F-E, CLASS F-X, CLASS G, CLASS G-E AND CLASS G-X NOTES: ISSUER OR ITS AGENT] FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE MAY NOT BE EXCHANGED OR TRANSFERRED IN WHOLE OR IN PART FOR A NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THAT DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.
[FOR CLASS A, CLASS A-S, CLASS B, CLASS C, CLASS D, CLASS E NOTES, CLASS F NOTES, CLASS F-E NOTES, CLASS G NOTES AND CLASS F-X NOTES: PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE NOTE ADMINISTRATOR.]
You, the Trustee, the Issuer, the Co-Issuer, the Collateral Manager and the Note Administrator are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

Exh. I-2-9

[Name of Transferee]

By:
Name:
Title:

Dated:

cc:	BRSP 2024-FL2, LTD.
BRSP 2024-FL2, LLC

Exh. I-2-10

EXHIBIT I-3
FORM OF TRANSFER CERTIFICATE FOR TRANSFER FROM A REGULATION S
GLOBAL SECURITY, RULE 144A GLOBAL NOTE OR
DEFINITIVE NOTE TO A DEFINITIVE NOTE
(Transfers pursuant to Article 2 of the Indenture)
Computershare Trust Company, National Association, as Note Administrator
1505 Energy Park Drive
St. Paul, Minnesota 55108
Attention: Note Transfers – CTS – BRSP 2024-FL2
Computershare Trust Company, National Association, as Note Administrator
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: CMBS – BRSP 2024-FL2

Re:    BRSP 2024-FL2, LTD., as Issuer and BRSP 2024-FL2, LLC, as Co-Issuer of: the Class [ó] Notes, Due 2037 (the “Transferred Notes”)
Reference is hereby made to the Indenture dated as of August 15, 2024 (the “Indenture”), by and among BRSP 2024-FL2, LTD., as issuer, and BRSP 2024-FL2, LLC, as co-issuer, of the Notes, Computershare Trust Company, National Association, as note administrator, paying agent, calculation agent, transfer agent, custodian, securities intermediary, backup advancing agent and notes registrar (in all such capacities, together with its successors and permitted assigns, the “Note Administrator”), Wilmington Trust, National Association, as trustee (in such capacity, together with its permitted successors and assigns, the “Trustee”), and BrightSpire Capital Advancing Agent, LLC, as advancing agent. Capitalized terms used but not defined herein will have the meanings assigned to such terms in the Indenture and if not defined in the Indenture then such terms will have the meanings assigned to them in Regulation S (“Regulation S”), or Rule 144A (“Rule 144A”), under the Securities Act of 1933, as amended (the “Securities Act”), and the rules promulgated thereunder.
This letter relates to the transfer of U.S.$[ó] aggregate [principal]/[notional]1 amount of Class [ó] Notes being transferred in exchange for a Definitive Note of the same Class in the name of [name of transferee] (the “Transferee”).
In connection with such request, the Transferee hereby certifies that such transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated August 2, 2024 and hereby represents, warrants and agrees for the benefit of the Issuer, the Co-Issuer, the Collateral Manager, the Note Administrator and the Trustee that:
1 “Notional” with respect to the Class F-E Notes, Class F-X Notes, Class G-E Notes and Class G-X Notes.

Exh. I-3-1

(i)    the Transferee is both (A) a QIB (as defined below) or an institution that is an “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act (an “IAI”), or an entity in which all of the equity owners are such QIBs or “accredited investors” and (B) a “qualified purchaser” as defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended (a “Qualified Purchaser”);
(ii)    the Transferee is acquiring the Notes for its own account (and not for the account of any other Person) in a minimum denomination of $100,000 and in integral multiples of $500 in excess thereof (plus any residual amount);
(iii)    the Transferee understands that the Notes have not been and will not be registered or qualified under the Securities Act or the securities laws of any state or other jurisdiction, and, if in the future the Transferee decides to reoffer, resell, pledge or otherwise transfer the Notes, such Notes may be reoffered, resold, pledged or otherwise transferred only in accordance with the provisions of the Indenture and the legends on such Notes. In particular, the Transferee understands that the Notes may be transferred only to a person that is (a) both (1) either (i) a “qualified institutional buyer” as defined in Rule 144A (a “QIB”), who purchases such Notes in reliance on the exemption from Securities Act registration provided by Rule 144A, or (ii) solely in the case of Notes that are issued in the form of Definitive Securities, a QIB or an IAI and (2) a Qualified Purchaser; or (b) a person that is not a “U.S. person” as defined in Regulation S, and is acquiring the Notes in an “offshore transaction” as defined in Regulation S, in reliance on the exemption from registration provided by Regulation S. The Transferee acknowledges that no representation is made as to the availability of any exemption from registration or qualification under the Securities Act or any state or other securities laws for resale of the Notes;
(iv)    in connection with the Transferee’s purchase of the Notes: (a) none of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for the Transferee; (b) the Transferee is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any statements in the final Offering Memorandum relating to such Notes and any representations expressly set forth in a written agreement with such party; (c) the Transferee has read and understands the final Offering Memorandum relating to such Notes (including, without limitation, the descriptions therein of the structure of the transaction in which the Notes are being issued and the risks to purchasers of the Notes); (d) none of the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates has given to the Transferee (directly or indirectly through any other person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of the Transferee’s purchase of the Notes; (e) the Transferee has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and has made its own investment decisions (including decisions

Exh. I-3-2

regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Co-Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates; (f) the Transferee will hold and transfer at least the minimum denomination of such Notes; (g) the Transferee was not formed for the purpose of investing in the Notes; and (h) the Transferee is a sophisticated investor and is purchasing the Notes with a full understanding of all of the terms, conditions and risks thereof, and it is capable of assuming and willing to assume those risks;
(v)    the Transferee is acquiring the Notes as principal solely for its own account for investment and not with a view to the resale, distribution or other disposition thereof in violation of the Securities Act or the securities laws of any state or other jurisdiction; it is not a (A) partnership, (B) common trust fund, or (C) special trust, pension, profit-sharing or other retirement trust fund or plan in which the partners, beneficiaries or participants may designate the particular investments to be made; it agrees that it shall not hold any Notes for the benefit of any other person, that it shall at all times be the sole beneficial owner thereof for purposes of the 1940 Act and all other purposes and that it shall not sell participation interests in the Notes or enter into any other arrangement pursuant to which any other person shall be entitled to a beneficial interest in the distributions on the Notes;
(vi)    (a) [FOR CLASS A, CLASS A-S, CLASS B, CLASS C, CLASS D AND CLASS E NOTES: it is not and will not be, and is not acting on behalf of or using any assets of any person that is or will become, an “employee benefit plan” (as defined in Section 3(3) of ERISA) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, any other employee benefit plan that is subject to any federal, state, local or other law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”), or any entity whose underlying assets are deemed to include “plan assets” by reason of such a plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”), or (b) its acquisition, holding and disposition of the Transferred Notes do not and will not constitute or give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or, in the case of a Plan subject to Similar Law, a violation of Similar Law;]
[FOR CLASS F, CLASS F-E, CLASS F-X, CLASS G, CLASS G-E AND CLASS G-X NOTES: the Transferee represents and agrees that it is not and will not be, and is not acting on behalf of or using any assets of any person that is or will become, an “employee benefit plan” (as defined in Section 3(3) of ERISA) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, any other employee benefit plan which is subject to any federal, state, local or other law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”), or any entity whose underlying assets are deemed to include “plan assets” by reason of such a plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”);]

Exh. I-3-3

(vii)    the Transferee will treat its Notes as debt of BrightSpire Capital Mortgage Sub-REIT, LLC for United States federal and, to the extent permitted by law, state and local income and franchise tax purposes unless otherwise required by any relevant taxing authority;
(viii)    the Transferee acknowledges that it is its intent and that it understands it is the intent of the Issuer that, for purposes of U.S. federal, state and local income and franchise tax and any other income taxes, for so long as a direct or indirect wholly-owned disregarded subsidiary of BrightSpire Capital Mortgage Sub-REIT, LLC (or subsequent REIT) owns 100% of the Class F Notes, the Class G Notes, the Preferred Shares and the Issuer Ordinary Shares, the Issuer will be treated as a Qualified REIT Subsidiary and the Offered Notes will be treated as indebtedness solely of the BrightSpire Capital Mortgage Sub-REIT, LLC or such subsequent REIT; the Transferee agrees to such treatment and agrees to take no action inconsistent with such treatment;
(ix)    if the Transferee is not a “United States person” (as defined in Section 7701(a)(30) of the Code), it hereby represents that (i) either (A) it is not a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business (within the meaning of Section 881(c)(3)(A) of the Code), a 10% shareholder of the Issuer within the meaning of Section 871(h)(3) of the Code or a controlled foreign corporation within the meaning of Section 957(a) of the Code that is related to the Issuer within the meaning of Section 881(c)(3) of the Code, (B) it is a person that has provided an IRS Form W-8BEN-E indicating that it is eligible for benefits under an income tax treaty with the United States that completely eliminates U.S. federal income taxation of U.S. source interest not attributable to a permanent establishment in the United States, or (C) it has provided an IRS Form W-8ECI representing that all payments received or to be received by it on the Notes are effectively connected with the conduct of a trade or business in the United States, and (ii) it is not purchasing the Notes in order to reduce its U.S. federal income tax liability pursuant to a tax avoidance plan;
(x)    the Transferee is not a member of the public in the Cayman Islands, within the meaning of Section 175 of the Cayman Islands Companies Law (As Revised);
(xi)    the Transferee acknowledges that the Transferred Notes are limited recourse obligations of the Issuer payable solely from the Collateral in accordance with the Indenture, and following realization of the Collateral in accordance with the Indenture, all claims of Noteholders shall be extinguished and shall not thereafter revive;
(xii)    the Transferee acknowledges that the Issuer will be subject to anti-money laundering legislation in the Cayman Islands. Accordingly, if Notes are issued in the form of certificated Notes, the Issuer may, except in relation to certain categories of institutional investors, require a detailed verification of a Transferee’s identity and the source of the payment used by such Transferee for purchasing the Notes. The laws of other major financial centers may impose similar obligations upon the Issuer;
(xiii)    the Transferee understands that (A) the Issuer, the Co-Issuer, the Collateral Manager, the Note Administrator, the Trustee or the Paying Agent will require certification

Exh. I-3-4

acceptable to them (1) as a condition to the payment of principal of, if any, and interest on any Notes without, or at a reduced rate of, U.S. withholding or backup withholding tax, and (2) to enable the Issuer, the Co-Issuer, the Collateral Manager, the Note Administrator, the Trustee and the Paying Agent to determine their duties and liabilities with respect to any taxes or other charges that they may be required to pay, deduct or withhold from payments in respect of such Notes or the holder of such Notes under any present or future law or regulation of the Cayman Islands or the United States or any present or future law or regulation of any political subdivision thereof or taxing authority therein or to comply with any reporting or other requirements under any such law or regulation, which certification may include U.S. federal income tax forms (such as IRS Form W- 8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals)), IRS Form W-8BEN-E (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities)), IRS Form W-8IMY (Certificate of Foreign Intermediary, Foreign Flow-through Entity, or Certain U.S. Branches for United States Tax Withholding and Reporting), IRS Form W-9 (Request for Taxpayer Identification Number and Certification), or IRS Form W-8ECI (Certificate of Foreign Person’s Claim that Income is Effectively Connected with the Conduct of a Trade or Business in the United States) or any successors to such IRS forms); (B) the Issuer, the Co-Issuer, the Collateral Manager, the Note Administrator, the Trustee or the Paying Agent may require certification acceptable to them to enable the Issuer to qualify for a reduced rate of withholding in any jurisdiction from or through which the Issuer receives payments on its assets; (C) the Issuer, the Co-Issuer, the Collateral Manager, the Note Administrator, the Trustee or the Paying Agent will require the Transferee to provide the Issuer, the Co-Issuer, the Collateral Manager, the Note Administrator, the Trustee or the Paying Agent with any correct, complete and accurate information that may be required for the Issuer, the Co-Issuer, the Note Administrator, the Trustee or the Paying Agent to comply with FATCA (or the Cayman FATCA Legislation and/or CRS (including providing the Issuer or its agents with a properly completed and executed “Entity Self-Certification Form” or “Individual Self-Certification Form” (in the forms published by the Cayman Islands Department for International Tax Cooperation, which forms can be obtained at https://www.ditc.ky/crs/crs-legislation-resources/))) requirements and will take any other actions necessary for the Issuer, the Co-Issuer, the Collateral Manager, the Note Administrator, the Trustee or the Paying Agent to comply with FATCA (or the Cayman FATCA Legislation) and/or CRS requirements and each Transferee acknowledges and agrees that the Issuer or its agents on its behalf may provide all such information and documentation to the Cayman Islands Tax Information Authority, the IRS or any other relevant governmental authority, in the event the Transferee fails to provide such information or take such actions, (1) the Issuer, the Co-Issuer, the Collateral Manager, the Note Administrator, the Trustee and the Paying Agent are authorized to withhold amounts otherwise distributable to the Transferee as compensation for any amount withheld from payments to the Issuer, the Co-Issuer, the Note Administrator, the Trustee or the Paying Agent as a result of such failure, (2) to the extent necessary to avoid an adverse effect on the Issuer or any other holder of Notes as a result of such failure, the Transferee may be compelled to sell its Notes or, if the Transferee does not sell its Notes within 10 business days after notice from the Issuer, the Co-Issuer, the Note Administrator, the Trustee or the Paying Agent, such Notes may be sold at a public or private sale called and conducted in any manner permitted by law, and to remit the net proceeds of such sale (taking into account any taxes incurred by the Issuer in connection with such sale) to the Transferee as payment in full for such

Exh. I-3-5

Notes and (3) the Issuer may also assign each such Note a separate CUSIP or CUSIPs in the Issuer’s sole discretion; (D) if the Transferee is a “foreign financial institution” or other foreign financial entity subject to FATCA, Cayman FATCA Legislation or CRS (as the case may be) and does not provide the Issuer, Co-Issuer, the Collateral Manager, Note Administrator, the Trustee or Paying Agent with evidence that it has complied with the applicable FATCA, Cayman FATCA Legislation and/or CRS requirements, the Issuer, Co-Issuer, Note Administrator, Trustee or Paying Agent may be required to withhold amounts under FATCA on payments to the Transferee; and (E) the Transferee agrees to provide any certification requested pursuant to this paragraph and to update or replace such form or certification in accordance with its terms or its subsequent amendments;
(xiv)    The Transferee will provide the Issuer or its agents with such information and documentation that may be required for the Issuer to achieve AML Compliance and shall update or replace such information or documentation, as may be necessary.
(xv)    the Transferee agrees not to seek to commence in respect of the Issuer, or cause the Issuer to commence, a bankruptcy proceeding before a year and a day has elapsed since the payment in full to the holders of the Notes issued pursuant to the Indenture or, if longer, the applicable preference period (plus one day) then in effect;
(xvi)    the Transferee acknowledges that, to the extent required by the Issuer, as determined by the Issuer or the Collateral Manager on behalf of the Issuer, the Issuer may, upon notice to the Note Administrator and the Trustee, impose additional transfer restrictions on the Notes to comply with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and other similar laws or regulations, including, without limitation, requiring each transferee of a Note to make representations to the Issuer in connection with such compliance;
(xvii)    the Transferee acknowledges that, each investor or prospective investor will be required to make such representations to the Issuer, as determined by the Issuer or the Collateral Manager on behalf of the Issuer, as the Issuer will require in connection with applicable AML/OFAC obligations, including, without limitation, representations to the Issuer that such investor or prospective investor (or any person controlling or controlled by the investor or prospective investor; if the investor or prospective investor is a privately held entity, any person having a beneficial interest in the investor or prospective investor; or any person for whom the investor or prospective investor is acting as agent or nominee in connection with the investment) is not (i) an individual or entity named on any available lists of known or suspected terrorists, terrorist organizations or of other sanctioned persons issued by the United States government and the government(s) of any jurisdiction(s) in which the entity is doing business, including the List of Specially Designated Nationals and Blocked Persons administered by OFAC, as such list may be amended from time to time; (ii) an individual or entity otherwise prohibited by the OFAC sanctions programs; or (iii) a current or former senior foreign political figure or politically exposed person, or an immediate family member or close associate of such an individual. Further, such investor or prospective investor must represent to the Issuer that it is not a prohibited foreign shell bank;

Exh. I-3-6

(xviii)    the Transferee acknowledges that, each investor or prospective investor will also be required to represent to the Issuer that amounts invested with the Issuer were not directly or indirectly derived from activities that may contravene U.S. federal, state or international laws and regulations, including, without limitation, any applicable anti-money laundering laws and regulations;
(xix)    the Transferee acknowledges that, by law, the Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, or other service providers acting on behalf of the Issuer, may be obligated to “freeze” any investment in a Note by such investor. The Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer or other service providers acting on behalf of the Issuer may also be required to report such action and to disclose the investor’s identity to OFAC or other applicable governmental and regulatory authorities;
(xx)    the Transferee understands that the Issuer, the Note Administrator, the Trustee and the Placement Agents will rely upon the accuracy and truth of the foregoing representations, and it hereby consents to such reliance; and
(xxi)    the Definitive Notes will bear a legend to the following effect unless the Issuer and the Co-Issuer determine otherwise in compliance with applicable law:
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND [FOR CLASS A, CLASS A-S, CLASS B, CLASS C, CLASS D AND CLASS E NOTES: NEITHER THE ISSUER NOR THE CO-ISSUER HAS BEEN REGISTERED][FOR CLASS F, CLASS F-E, CLASS F-X, CLASS G, CLASS G-E AND CLASS G-X NOTES: THE ISSUER HAS NOT BEEN REGISTERED] UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (X) EITHER (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (2) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, A QIB OR AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR,” WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (Y) A “QUALIFIED PURCHASER” AS DEFINED IN SECTION 2(a)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH

Exh. I-3-7

ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A DEFINITIVE NOTE WILL BE REQUIRED TO MAKE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, [FOR CLASS A, CLASS A-S, CLASS B, CLASS C, CLASS D AND CLASS E NOTES: THE CO-ISSUER, AS APPLICABLE,] THE NOTE ADMINISTRATOR, THE TRUSTEE OR ANY INTERMEDIARY. [FOR CLASS A, CLASS A-S, CLASS B, CLASS C, CLASS D AND CLASS E NOTES: IF AT ANY TIME, THE ISSUER AND THE CO-ISSUER, AS APPLICABLE, DETERMINE OR ARE NOTIFIED][FOR CLASS F, CLASS F-E, CLASS F-X, CLASS G, CLASS G-E AND CLASS G-X NOTES: IF AT ANY TIME, THE ISSUER DETERMINES OR IS NOTIFIED] THAT THE HOLDER OF SUCH NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF THIS NOTE VOID AND REQUIRE THAT THIS NOTE BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER [FOR CLASS A, CLASS A-S, CLASS B, CLASS C, CLASS D AND CLASS E NOTES: AND THE CO-ISSUER, AS APPLICABLE].
You, the Trustee, the Issuer, the Co-Issuer, the Collateral Manager and the Note Administrator are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

Exh. I-3-8

[Name of Transferee]

By:
Name:
Title:

Dated:

cc:	BRSP 2024-FL2, LTD.
BRSP 2024-FL2, LLC

Exh. I-3-9

EXHIBIT J
[Reserved]

Exh. J-1

EXHIBIT K
FORM OF CUSTODIAN RECEIPT
BRSP 2024-FL2, LTD.
c/o MaplesFS Limited
PO Box 1093, Boundary Hall, Cricket Square
Grand Cayman, KY1-1102, Cayman Islands
Attention: The Directors
Email: cayman@maples.com

Computershare Trust Company, National Association
Corporate Trust Services
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Corporate Trust Services – BRSP 2024-FL2
with a copy by email to: trustadministrationgroup@computershare.com and CCTCREBondAdmin@computershare.com

KeyBank National Association
11501 Outlook Street, Suite 300
Overland Park, Kansas 66211
Attention: Todd Reynold
Email: XXXXX

with a copy to:

Polsinelli
900 W. 48th Place, Suite 900
Kansas City, Missouri 64112
Attention: Kraig Kohring
Email: XXXXX

BrightSpire Capital Asset Management, LLC
590 Madison Ave., 33rd Floor
New York, NY 10022
Email: SpecialServicing@brightspire.com

BrightSpire Capital Advisors, LLC
590 Madison Ave., 33rd Floor
New York, NY 10022
Attention: Matthew Heslin
Email: XXXXX

Exh. K-1

BRSP 2024-FL2 DRE, LLC
590 Madison Ave., 33rd Floor
New York, NY 10022
Attention: Matthew Heslin
Email: XXXXX

c/o BrightSpire Capital
590 Madison Ave., 33rd Floor
New York, NY 10022
Attention: Director – Legal
Email: legal@brightspire.com

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: CMBS Trustee – BRSP 2024-FL2
with a copy by email to: cmbstrustee@wilmingtontrust.com;
Re:    BRSP 2024-FL2, LTD. (the “Issuer”)
Ladies and Gentlemen:
In accordance with the provisions of the Indenture, dated as of August 15, 2024 (the “Indenture”), by and among the Issuer, BRSP 2024-FL2, LLC, as Co-Issuer, BrightSpire Capital Advancing Agent, LLC, as Advancing Agent, Wilmington Trust, National Association, as Trustee, and Computershare Trust Company, National Association, as Note administrator and as Custodian, the undersigned, as the Custodian, hereby certifies pursuant to Section 3.3(f) of the Indenture that it has reviewed or caused to be reviewed the Collateral Interest Files and [subject to any exceptions set forth on Schedule II attached hereto] (A) the documents referred to in Section 3.3(e) of the Indenture and set forth on Schedule I attached hereto have been received and (B) that such documents have been executed, appear on their face to be what they purport to be, purport to be recorded or filed (as applicable) and have not been torn, mutilated or otherwise defaced, and appear on their faces to relate to the Collateral Interest. Capitalized terms used but not defined in this Receipt have the meanings assigned to them in the Indenture.
The Custodian shall have no responsibility for reviewing the Collateral Interest File except as expressly set forth in Section 3.3(f) of the Indenture. None of the Trustee, the Note Administrator, and the Custodian shall be under any duty or obligation to inspect, review, or examine any such documents, instruments or certificates to independently determine that they are valid, genuine, enforceable, legally sufficient, duly authorized, or appropriate for the represented purpose, whether the text of any assignment or endorsement is in proper or recordable form (except to determine if the endorsement conforms to the requirements of Section 3.3(e) of the Indenture), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, to independently determine that any document has actually been filed or

Exh. K-2

recorded in the appropriate office, that any document is other than what it purports to be on its face, or whether the title insurance policies relate to the Mortgaged Property.
Computershare Trust Company, National Association,
solely in its capacity as Custodian

By:
Name:
Title:

Exh. K-3

EXHIBIT L
FORM OF REQUEST FOR RELEASE
REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT
To:    Computershare Trust Company, Bank National Association,
as Custodian
1055 10th Avenue SE
Minneapolis, Minnesota 55414
Attention: Document Custody Group – BRSP 2024-FL2
In connection with the administration of the Collateral Interests held by you as the Custodian on behalf of the Issuer, we request the release, to the [Collateral Manager][Servicer][Special Servicer] of [specify document] for the Collateral Interest described below, for the reason indicated.

Borrower’s Name, Address & Zip Code:	Ship Files To:
Name:
Address:
Telephone Number:
Mortgage Asset Description:
Current Outstanding Principal Balance:

Reason for Requesting Documents (check one):

1.	Collateral Interest Paid in Full. The [Collateral Manager][Servicer][Special Servicer] hereby certifies that all amounts received in connection therewith that are required to be remitted by the borrower or other obligors thereunder have been paid in full and that any amounts in respect thereof required to be remitted to the Trustee pursuant to the Indenture have been so remitted.
2.	Collateral Interest Sold or Liquidated By ___________________________. The [Collateral Manager][Servicer][Special Servicer] hereby certifies that all proceeds of sale, exchange, or other disposition or insurance, condemnation or other liquidation have been finally received and that any amounts in respect thereof required to be remitted to the Trustee pursuant to the Indenture have been so remitted.
3.	Other (explain) .

Exh. L-1

If box 1 or 2 above is checked, and if all or part of the Asset Documents was previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Collateral Interest.
If box 3 above is checked, upon our return of all of the above documents to you as the Custodian, please acknowledge your receipt by signing in the space indicated below and returning this form.
If box 3 above is checked, it is hereby acknowledged that a security interest pursuant to the Uniform Commercial Code in the Collateral Interest described above and in the proceeds of said Collateral Interest has been granted to the Trustee pursuant to the Indenture.
If box 3 above is checked, in consideration of the aforesaid delivery by the Custodian, the [Collateral Manager][Servicer][Special Servicer] hereby agrees to hold said Collateral Interest in trust for the Trustee, as provided under and in accordance with all provisions of the Indenture and [the Collateral Management Agreement][the Servicing Agreement], and to return said Collateral Interest to the Custodian no later than the close of business on the twentieth (20th) Business Day following the date hereof or, if such day is not a Business Day, on the immediately preceding Business Day.
Capitalized terms used but not defined in this Request have the meanings assigned to them in the Indenture, dated as of August 15, 2024, by and among BRSP 2024-FL2, LTD., as Issuer, BRSP 2024-FL2, LLC, as Co-Issuer, BrightSpire Capital Advancing Agent, LLC, as Advancing Agent, Wilmington Trust, National Association, as Trustee, and Computershare Trust Company, National Association, as Note Administrator and as Custodian.
[BRIGHTSPIRE CAPITAL ADVISORS, LLC][KEYBANK NATIONAL ASSOCIATION][BRIGHTSPIRE CAPITAL ASSET MANAGEMENT, LLC]

By:
Name:
Title:
Acknowledgment of documents returned:
Computershare Trust Company, National Association,
as Custodian

By:
Name:
Title:
Date:

Exh. L-2

EXHIBIT M
FORM OF AUCTION CALL PROCEDURE
I.    Pre-Auction Process
a)    The Collateral Manager will initiate the Auction Procedures at least 60 days before each Payment Date occurring in February, May, August and November of each year commencing on the Payment Date in August 2034 (each, an “Auction Call Redemption Date”) by: (i) preparing a list of the Collateral; (ii) deriving a list of not less than three Eligible Bidders (the “Selected Bidders”) not Affiliates of (or funds or accounts managed by) the Collateral Manager and any additional Eligible Bidders, which may include Affiliates of (or funds or accounts managed by) the Collateral Manager (such additional Eligible Bidders, together with the Selected Bidders, the “Listed Bidders”) and requesting bids on a date (the “Auction Date”) at least ten Business Days before the Auction Call Redemption Date, and (iii) notifying the Trustee of the list of Listed Bidders (the “List”).
b)    The general solicitation package which the Collateral Manager shall deliver to the Listed Bidders will include: (1) a form of a purchase agreement (“Purchase Agreement”) provided to the Trustee by the Collateral Manager (which shall provide that (A) upon satisfaction of all conditions precedent therein, the purchaser is irrevocably obligated to purchase, and the Issuer is irrevocably obligated to sell, the Collateral on the date and on the terms stated therein, (B) if any Collateral is to be sold to multiple different bidders, that the consummation of the purchase of all Collateral must occur simultaneously and that the closing of each purchase is conditional on the closing of all other purchases, (C) if for any reason whatsoever the Trustee has not received, by a specified Business Day (which shall be ten or more Business Days before the Auction Call Redemption Date), payment in full in immediately available funds of the aggregate purchase price for all of the Collateral, at least equal to the aggregate Redemption Price for each Outstanding Class of Offered Notes (the “Minimum Bid Amount”), the obligations of the parties shall terminate and the Issuer shall have no obligation or liability whatsoever), (2) the minimum aggregate cash purchase price (which shall be determined by the Collateral Manager for the various Collateral or group thereof); (3) the list of the Collateral; (4) a formal bid sheet (which shall permit the bidder to bid for some or all of the Collateral provided to the Trustee by the Collateral Manager), including a representation from the bidder that it is an Eligible Bidder; (5) a detailed timetable; and (6) copies of a Purchase Agreement and all other transfer documents provided to the Trustee by the Collateral Manager (including transfer certificates and subscription agreements which a bidder must execute and a list of the requirements which the bidder must satisfy).
c)    The Collateral Manager will send solicitation packages to all Listed Bidders on the List at least 20 Business Days before the Auction Call Redemption Date. Listed Bidders will be required to submit any due diligence questions (or comments on the draft Purchase Agreement) in writing to the Collateral Manager by a date specified in the solicitation package. The Collateral Manager will be required to answer all relevant questions by a date specified in the solicitation package and will distribute the revised final Purchase Agreement to all Listed Bidders (with a copy to the Issuer).

Exh. M-1

II.    Auction Process
a)    To the extent any Holder, any Preferred Shareholder, any Placement Agent and any of their respective Affiliates are Eligible Bidders, such parties will be allowed to bid in the Auction, but will not be required to do so.
b)    On the Auction Date, all bids will be due by facsimile to the offices of the Trustee by 11:00 a.m. New York City time, with the winning bidder to be notified by 3:00 p.m. New York City time. All bids from Listed Bidders on the List will be due on the bid sheet contained in the solicitation package. Each bid shall be for the purchase and delivery to one purchaser (i) of all (but not less than all) of the Collateral or (ii) identified Collateral.
c)    Reserved.
d)    With the advice of the Collateral Manager, the Trustee shall select the bid or bids which result in the Highest Auction Price (in excess of the specified Minimum Bid Amount) from one or more Listed Bidders.
e)    Upon notification to the winning bidder or bidders, the winning bidder or bidders will be required to deliver to the Trustee a signed counterpart of the Purchase Agreement no later than 4:00 p.m. New York City time on the Auction Date. Each winning bidder shall make payment in full of the purchase price on the Business Day (the “Auction Purchase Closing Date”) specified in the general solicitation package (which shall be the tenth Business Day before the Auction Call Redemption Date). If a winning bidder so requests, the Trustee and the Issuer will enter into a bailee letter with the winning bidder and its designated bank (which bank shall be subject to approval by the Issuer or the Collateral Manager on behalf of the Issuer); provided, that such bank enters into an account control agreement with the Trustee and the Issuer and has been assigned ratings at least equal to those required for a successor Trustee pursuant to the Indenture. If the above requirements are satisfied, the Trustee shall deliver the Collateral (to be sold to such bidder) pursuant thereto to the bailee bank at least one Business Day prior to the closing on the sale of the Collateral and accept payment of the purchase price pursuant thereto. If payment in full of the purchase price is not made by the Auction Purchase Closing Date for any reason whatsoever by any winning bidder, the Issuer shall decline to consummate the sale of any Collateral, the Trustee and the Issuer shall direct the bailee bank to return the Collateral to the Trustee, and (if notice of redemption has been given by the Trustee) the Trustee shall give notice (in accordance with the Trust Deed) that the Auction Call Redemption will not occur.
As used in this Exhibit M, “Eligible Bidder” means, any person that is able to satisfy the requirements under the Purchase Agreement and all other transfer documents applicable to the transactions for which such bid is submitted.
As used in this Exhibit M, “Highest Auction Price” means, whichever is higher, (i) the highest price bid by any Listed Bidder for all of the Collateral, or (ii) the sum of the highest prices bid by a Listed Bidder for any Collateral or group of Collateral. In any case in which more than one bidder bids for one or more items of Collateral in combination with other Collateral, the Collateral Manager will select the bids which maximize the net sales proceeds to be received by the Auction. In each case, the price bid by a bidder shall be the dollar amount which the Collateral Manager certifies to the Trustee based on the Collateral Manager’s review of the bids, which certification shall be binding and conclusive.

Exh. M-2

EXHIBIT N
FORM OF NRSRO CERTIFICATION
[Date]
BRSP 2024-FL2, LTD.
c/o MaplesFS Limited
PO Box 1093, Boundary Hall, Cricket Square
Grand Cayman KY1-1102
Cayman Islands
Attention: The Directors

Computershare Trust Company, National Association
as 17g-5 Information Provider
Corporate Trust Services
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Corporate Trust Services – BRSP 2024-FL2
Attention:    BRSP 2024-FL2, LTD. and BRSP 2024-FL2, LLC
In accordance with the requirements for obtaining certain information pursuant to the Indenture, dated as of August 15, 2024 (the “Indenture”), by and among BRSP 2024-FL2, LTD. (the “Issuer”), as Issuer, BRSP 2024-FL2, LLC, as Co-Issuer, BrightSpire Capital Advancing Agent, LLC, as Advancing Agent, Wilmington Trust, National Association, as Trustee, and Computershare Trust Company, National Association, as Note Administrator and as Custodian, the undersigned hereby certifies and agrees as follows:
1.    The undersigned, is (a) either (i) a Nationally Recognized Statistical Rating Organization (“NRSRO”) or (ii) a Rating Agency, (b) has provided the Issuer with the appropriate certifications under Exchange Act 17g-5(e), and (c) agrees that any information obtained from the Issuer’s 17g-5 Website will be subject to the same confidentiality provisions applicable to information obtained from the Issuer’s 17g-5 website.
2.    The undersigned has access to the 17g-5 Website.
3.    The undersigned shall be deemed to have recertified to the provisions herein each time it accesses the 17g-5 Information on the 17g-5 Website.
4.    The undersigned agrees to the terms of the confidentiality agreement applicable to the NRSRO, attached as Annex A hereto.
Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Indenture.

Exh. N-1

IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereto by its duly authorized signatory, as of the day and year written above.
[Nationally Recognized Statistical Rating Organization]
Name:
Title:
Company:
Phone:
Email:

Exh. N-2

ANNEX A
CONFIDENTIALITY AGREEMENT
This Confidentiality Agreement (the “Confidentiality Agreement”) is made in connection with BRSP 2024-FL2, LTD., as issuer (the “Issuer”, and, together with its affiliates, the “Furnishing Entities” and each a “Furnishing Entity”) and BRSP 2024-FL2, LLC, as co-issuer (the “Co-Issuer”, and, together with the Issuer, the “Co-Issuers”) furnishing certain financial, operational, structural and other information relating to the issuance of the floating rate notes issued by the Issuer (the “Notes”) pursuant to the Indenture, dated as of August 15, 2024 (the “Indenture”), by and among the Issuer, the Co-Issuer, BrightSpire Capital Advancing Agent, LLC, as advancing agent (the “Advancing Agent”), Wilmington Trust, National Association, as trustee (the “Trustee”), and Computershare Trust Company, National Association, as note administrator (in such capacity, the “Note Administrator”) and as custodian, and the assets underlying or referenced by the Notes, including the identity of, and financial information with respect to borrowers, sponsors, guarantors, managers and lessees with respect to such assets (together, the “Collateral”) to you (the “NRSRO”) through the website of Computershare Trust Company, National Association, as 17g-5 Information Provider under the Indenture. Information provided by each Furnishing Entity is labeled as provided by the specific Furnishing Entity.
(1)    Definition of Confidential Information. For purposes of this Confidentiality Agreement, the term “Confidential Information” shall include the following information (irrespective of its source or form of communication, including information obtained by you through access to this site) that may be furnished to you by or on behalf of a Furnishing Entity in connection with the issuance or monitoring of a rating with respect to the Certificates: (x) all data, reports, interpretations, forecasts, records, agreements, legal documents and other information (such information, the “Evaluation Material”) and (y)  any of the terms, conditions or other facts with respect to the transactions contemplated by the Indenture, including the status thereof; provided, however, that the term Confidential Information shall not include information which:
(a)    was or becomes generally available to the public (including through filing with the Securities and Exchange Commission or disclosure in an offering document) other than as a result of a disclosure by you or a NRSRO Representative (as defined in Section 2(c)(i) below) in violation of this Confidentiality Agreement;
(b)    was or is lawfully obtained by you from a source other than a Furnishing Entity or its representatives that (i) is reasonably believed by you to be under no obligation to maintain the information as confidential and (ii) provides it to you without any obligation to maintain the information as confidential; or
(c)    is independently developed by the NRSRO without reference to any Confidential Information.
(2)    Information to Be Held in Confidence.
(a)    You will use the Confidential Information solely for the purpose of determining or monitoring a credit rating on the Certificates and, to the extent that any information used is derived from but does not reveal any Confidential Information, for benchmarking, modeling or research purposes (the “Intended Purpose”).
(b)    You acknowledge that you are aware that the United States federal and state securities laws impose restrictions on trading in securities when in possession of material, non-public information and that the NRSRO will advise (through policy manuals or otherwise) each NRSRO Representative who is informed of the matters that are the subject of this Confidentiality Agreement to that effect.
(c)    You will treat the Confidential Information as private and confidential. Subject to Section 3, without the prior written consent of the applicable Furnishing Entity, you will not disclose to any person any

Exh. N-3

Confidential Information, whether such Confidential Information was furnished to you before, on or after the date of this Confidentiality Agreement. Notwithstanding the foregoing, you may:
(i)    disclose the Confidential Information to any of the NRSRO’s affiliates, directors, officers, employees, legal representatives, agents and advisors (each, a “NRSRO Representative”) who, in the reasonable judgment of the NRSRO, need to know such Confidential Information in connection with the Intended Purpose; provided, that, prior to disclosure of the Confidential Information to a NRSRO Representative, the NRSRO shall have taken reasonable precautions to ensure, and shall be satisfied, that such NRSRO Representative will act in accordance with this Confidentiality Agreement;
(ii)    solely to the extent required for compliance with Rule 17g-5(a)(3) of the Act (17 C.F.R. 240.17g-5), post the Confidential Information to the NRSRO’s password protected website; and
(iii)    use information derived from the Confidential Information in connection with an Intended Purpose, if such derived information does not reveal any Confidential Information.
(3)    Disclosures Required by Law. If you or any NRSRO Representative is requested or required (orally or in writing, by interrogatory, subpoena, civil investigatory demand, request for information or documents, deposition or similar process relating to any legal proceeding, investigation, hearing or otherwise) to disclose any Confidential Information, you agree to provide the relevant Furnishing Entity with notice as soon as practicable (except in the case of regulatory or other governmental inquiry, examination or investigation, and otherwise to the extent practical and permitted by law, regulation or regulatory or other governmental authority) that a request to disclose the Confidential Information has been made so that the relevant Furnishing Entity may seek an appropriate protective order or other reasonable assurance that confidential treatment will be accorded the Confidential Information if it so chooses. Unless otherwise required by a court or other governmental or regulatory authority to do so, and provided that you have been informed by written notice that the related Furnishing Entity is seeking a protective order or other reasonable assurance for confidential treatment with respect to the requested Confidential Information, you agree not to disclose the Confidential Information while the Furnishing Entity’s effort to obtain such a protective order or other reasonable assurance for confidential treatment is pending. You agree to reasonably cooperate with each Furnishing Entity in its efforts to obtain a protective order or other reasonable assurance that confidential treatment will be accorded to the portion of the Confidential Information that is being disclosed, at the sole expense of such Furnishing Entity; provided, however, that in no event shall the NRSRO be required to take a position that such information should be entitled to receive such a protective order or reasonable assurance as to confidential treatment. If a Furnishing Entity succeeds in obtaining a protective order or other remedy, you agree to comply with its terms with respect to the disclosure of the Confidential Information, at the sole expense of such Furnishing Entity. If a protective order or other remedy is not obtained or if the relevant Furnishing Entity waives compliance with the provisions of this Confidentiality Agreement in writing, you agree to furnish only such information as you are legally required to disclose, at the sole expense of the relevant Furnishing Entity.
(4)    Obligation to Return Evaluation Material. Promptly upon written request by or on behalf of the relevant Furnishing Entity, all material or documents, including copies thereof, that contain Evaluation Material will be destroyed or, in your sole discretion, returned to the relevant Furnishing Entity. Notwithstanding the foregoing, (a) the NRSRO may retain one or more copies of any document or other material containing Evaluation Material to the extent necessary for legal or regulatory compliance (or compliance with the NRSRO’s internal policies and procedures designed to ensure legal or regulatory compliance) and (b) the NRSRO may retain any portion of the Evaluation Material that may be found in backup tapes or other archive or electronic media or other documents prepared by the NRSRO and any Evaluation Material obtained in an oral communication; provided, that any Evaluation Material so retained by the NRSRO will remain subject to this Confidentiality Agreement and the NRSRO will remain bound by the terms of this Confidentiality Agreement.

Exh. N-4

(5)    Violations of this Confidentiality Agreement.
(a)    The NRSRO will be responsible for any breach of this Confidentiality Agreement by you, the NRSRO or any NRSRO Representative.
(b)    You agree promptly to advise each relevant Furnishing Entity in writing of any misappropriation or unauthorized disclosure or use by any person of the Confidential Information which may come to your attention and to take all steps reasonably requested by such Furnishing Entity to limit, stop or otherwise remedy such misappropriation, or unauthorized disclosure or use.
(c)    You acknowledge and agree that the Furnishing Entities would not have an adequate remedy at law and would be irreparably harmed in the event that any of the provisions of this Confidentiality Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each Furnishing Entity shall be entitled to specific performance and injunctive relief to prevent breaches of this Confidentiality Agreement and to specifically enforce the terms and provisions hereof, in addition to any other remedy to which a Furnishing Entity may be entitled at law or in equity. It is further understood and agreed that no failure to or delay in exercising any right, power or privilege hereunder shall preclude any other or further exercise of any right, power or privilege.
(6)    Term. Notwithstanding the termination or cancellation of this Confidentiality Agreement and regardless of whether the NRSRO has provided a credit rating on a Security, your obligations under this Confidentiality Agreement will survive indefinitely.
(7)    Governing Law. This Confidentiality Agreement and any claim, controversy or dispute arising under the Confidentiality Agreement, the relationships of the parties and/or the interpretation and enforcement of the rights and duties of the parties shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed within such State.
(8)    Amendments. This Confidentiality Agreement may be modified or waived only by a separate writing by the NRSRO and each Furnishing Entity.
(9)    Entire Agreement. This Confidentiality Agreement represents the entire agreement between you and the Furnishing Entities relating to the treatment of Confidential Information heretofore or hereafter reviewed or inspected by you. This agreement supersedes all other understandings and agreements between us relating to such matters; provided, however, that, if the terms of this Confidentiality Agreement conflict with another agreement relating to the Confidential Information that specifically states that the terms of such agreement shall supersede, modify or amend the terms of this Confidentiality Agreement, then to the extent the terms of this Confidentiality Agreement conflict with such agreement, the terms of such agreement shall control notwithstanding acceptance by you of the terms hereof by entry into this website.
(10)    Contact Information. Notices for each Furnishing Entity under this Confidentiality Agreement, shall be directed as set forth below:

BRSP 2024-FL2, LTD.
c/o MaplesFS Limited
PO Box 1093, Boundary Hall, Cricket Square
Grand Cayman KY1-1102
Cayman Islands

With a copy to:

BrightSpire Capital Mortgage Sub-REIT
590 Madison Ave. 33rd Floor
New York, New York 10022

Exh. N-5

EXHIBIT O
FORM OF REPRESENTATIONS AND WARRANTIES FOR COLLATERAL INTERESTS
Capitalized terms used in this Exhibit O have the meanings assigned to such terms in the Collateral Interest Purchase Agreement.
A.    Representations and Warranties Concerning Collateral Interests. With respect to each Collateral Interest:
(1)    Whole Loan; Fully Funded Participation; Ownership of Collateral Interests. Each Collateral Interest is either a whole loan or a fully funded participation interest in a whole loan. Each Participation is a fully funded senior, pari passu or senior pari passu participation interest (with no existing more-senior participation interest) in a Commercial Real Estate Loan. At the time of the sale, transfer and assignment to the Issuer, no Mortgage Note, Mortgage or Participation was subject to any assignment (other than assignments to the Seller), participation (other than with respect to a Participation) or pledge, and the Seller had good title to, and was the sole owner of, each Commercial Real Estate Loan free and clear of any and all liens, charges, pledges, encumbrances, participations (other than with respect to a Participation), any other ownership interests on, in or to such Commercial Real Estate Loan other than any servicing rights appointment or similar agreement. The Seller has full right and authority to sell, assign and transfer each Commercial Real Estate Loan, and the assignment to the Issuer constitutes a legal, valid and binding assignment of such Commercial Real Estate Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Commercial Real Estate Loan.
(2)    Collateral Interest Schedule. The information pertaining to each Collateral Interest which is set forth in the closing date collateral interest schedule attached as Exhibit A to the Collateral Interest Purchase Agreement is true and correct in all material respects as of the Cut-off Date and contains all information required by the Collateral Interest Purchase Agreement to be contained therein.
B.    Representations and Warranties Concerning Mortgage Loans. With respect to each Mortgage Loan:
(1)    Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a loan.
(2)    Loan Document Status. Each related Mortgage Note, Mortgage, Assignment of Leases, Rents and Profits (if a separate instrument), guaranty and other agreement executed by or on behalf of the related borrower, guarantor or other obligor in connection with such Mortgage Loan is the legal, valid and binding obligation of the related borrower, guarantor or other obligor (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency,

Exh. O-1

one action, or market value limit deficiency legislation), as applicable, and is enforceable in accordance with its terms, except (i) as such enforcement may be limited by (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (ii) that certain provisions in such Loan Documents (including, without limitation, provisions requiring the payment of default interest, late fees or prepayment/yield maintenance fees, charges and/or premiums) are, or may be, further limited or rendered unenforceable by or under applicable law, but (subject to the limitations set forth in clause (i) above) such limitations or unenforceability will not render such Loan Documents invalid as a whole or materially interfere with the mortgagee’s realization of the principal benefits and/or security provided thereby (clauses (i) and (ii) collectively, the “Standard Qualifications”).
Except as set forth in the immediately preceding sentences, there is no valid offset, defense, counterclaim or right of rescission available to the related borrower with respect to any of the related Mortgage Notes, Mortgages or other Loan Documents, including, without limitation, any such valid offset, defense, counterclaim or right based on intentional fraud by the Seller in connection with the origination of the Mortgage Loan, that would deny the mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other Loan Documents.
(3)    Mortgage Provisions. The Loan Documents for each Mortgage Loan contain provisions that render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure subject to the limitations set forth in the Standard Qualifications.
(4)    Mortgage Status; Waivers and Modifications. Since origination and except by written instruments set forth in the related Collateral Interest File or as otherwise provided in the related Loan Documents (a) the material terms of such Mortgage, Mortgage Note, Mortgage Loan guaranty, Participation Agreement or Amended Participation Agreement, if applicable, and related Loan Documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect that could be reasonably expected to have a material adverse effect on such Mortgage Loan; (b) no related Mortgaged Property or any portion thereof has been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage or the use or operation of the remaining portion of such Mortgaged Property; and (c) neither the related borrower nor the related guarantor nor the related participating institution has been released from its material obligations under the Mortgage Loan or Participation, if applicable. With respect to each Mortgage Loan, except as contained in a written document included in the Collateral Interest File, there have been no modifications,

Exh. O-2

amendments or waivers, that could be reasonably expected to have a material adverse effect on such Mortgage Loan consented to by the Seller on or after the Cut-off Date.
(5)    Lien; Valid Assignment. Subject to the Standard Qualifications, each assignment of Mortgage and assignment of Assignment of Leases, Rents and Profits to the Issuer constitutes a legal, valid and binding assignment to the Issuer. Each related Mortgage and Assignment of Leases, Rents and Profits is freely assignable without the consent of the related borrower. Each related Mortgage is a legal, valid and enforceable first lien on the related borrower’s fee or leasehold interest in the Mortgaged Property in the principal amount of such Mortgage Loan or Allocated Loan Amount (subject only to Permitted Encumbrances (as defined below) and the exceptions to paragraph (6) set forth in Exhibit B to the Collateral Interest Purchase Agreement (each such exception, a “Title Exception”)), except as the enforcement thereof may be limited by the Standard Qualifications. Such Mortgaged Property (subject to and excepting Permitted Encumbrances and the Title Exceptions) as of origination was, and as of the Cut-off Date, to the Seller’s knowledge, is free and clear of any recorded mechanics’ liens, recorded materialmen’s liens and other recorded encumbrances which are prior to or equal with the lien of the related Mortgage, except those which are bonded over, escrowed for or insured against by a lender’s title insurance policy (as described below), and, to the Seller’s knowledge and subject to the rights of tenants (as tenants only) (subject to and excepting Permitted Encumbrances and the Title Exceptions), no rights exist which under law could give rise to any such lien or encumbrance that would be prior to or equal with the lien of the related Mortgage, except those which are bonded over, escrowed for or insured against by a lender’s title insurance policy (as described below). Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code (“UCC”) financing statements is required in order to effect such perfection.
(6)    Permitted Liens; Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association loan title insurance policy or a comparable form of loan title insurance policy approved for use in the applicable jurisdiction (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy with escrow instructions or a “marked up” commitment, in each case binding on the title insurer) (the “Title Policy”) in the original principal amount of such Mortgage Loan (or with respect to a Mortgage Loan secured by multiple properties, an amount equal to at least the Allocated Loan Amount with respect to the Title Policy for each such property) after all advances of principal (including any advances held in escrow or reserves), that insures for the benefit of the owner of the indebtedness secured by the Mortgage, the first priority lien of the Mortgage, which lien is subject only to (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record; (c) the exceptions (general and specific) and exclusions set forth in such Title Policy or

Exh. O-3

appearing of record; (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property and condominium declarations; and (f) if the related Mortgage Loan is cross-collateralized and cross-defaulted with another Mortgage Loan (each a “Crossed Mortgage Loan”), the lien of the Mortgage for another Mortgage Loan that is cross-collateralized and cross-defaulted with such Crossed Mortgage Loan, provided that none of which items (a) through (f), individually or in the aggregate, materially and adversely interferes with the value or current use of the Mortgaged Property or the security intended to be provided by such Mortgage or the borrower’s ability to pay its obligations when they become due (collectively, the “Permitted Encumbrances”). Except as contemplated by clause (f) of the preceding sentence, none of the Permitted Encumbrances are mortgage liens that are senior to or coordinate and co-equal with the lien of the related Mortgage. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no claims have been made by the Seller thereunder and no claims have been paid thereunder. Neither the Seller, nor to the Seller’s knowledge, any other holder of the Mortgage Loan, has done, by act or omission, anything that would materially impair the coverage under such Title Policy.
(7)    Junior Liens. It being understood that B notes secured by the same Mortgage as a Mortgage Loan are not subordinate mortgages or junior liens, except for any Crossed Mortgage Loan, there are, as of origination, and to the Seller’s knowledge, as of the Cut-off Date, no subordinate mortgages or junior liens securing the payment of money encumbering the related Mortgaged Property (other than Permitted Encumbrances and the Title Exceptions, taxes and assessments, mechanics and materialmen’s liens (which are the subject of the representation in paragraph (5) above), and equipment and other personal property financing). Other than any Mezzanine Loan that is part of a Combined Loan, the Seller has no knowledge of any mezzanine debt secured directly by interests in the related borrower, except as set forth in the Exhibit B to the Collateral Interest Purchase Agreement.
(8)    Assignment of Leases, Rents and Profits. There exists as part of the related Collateral Interest File an Assignment of Leases, Rents and Profits (either as a separate instrument or incorporated into the related Mortgage). Subject to the Permitted Encumbrances and the Title Exceptions, each related Assignment of Leases, Rents and Profits creates a valid first-priority collateral assignment of, or a valid first-priority lien or security interest in, rents and certain rights under the related lease or leases, subject only to a license granted to the related borrower to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by the Standard Qualifications. The related Mortgage or related Assignment of Leases, Rents and Profits, subject to applicable law, provides that, upon an event of default under the Mortgage Loan, a receiver is permitted to be

Exh. O-4

appointed for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.
(9)    UCC Filings. If the related Mortgaged Property is operated as a hospitality property, the Seller has filed and/or recorded or caused to be filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and/or recording), UCC financing statements in the appropriate public filing and/or recording offices necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in all items of physical personal property reasonably necessary to operate such Mortgaged Property owned by such borrower and located on the related Mortgaged Property (other than any non-material personal property, any personal property subject to a purchase money security interest, a sale and leaseback financing arrangement as permitted under the terms of the related Loan Documents or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, as the case may be. Subject to the Standard Qualifications, each related Mortgage (or equivalent document) creates a valid and enforceable lien and security interest on the items of personalty described above. No representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC financing statements are required in order to effect such perfection.
(10)    Condition of Property. The Seller or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within six months of origination of the Mortgage Loan and within twelve months of the Cut-off Date.
An engineering report or property condition assessment was prepared in connection with the origination of each Mortgage Loan no more than twelve months prior to the Cut-off Date. To the Seller’s knowledge, based solely upon due diligence customarily performed in connection with the origination of comparable mortgage loans, as of the Closing Date, each related Mortgaged Property was free and clear of any material damage (other than (i) any damage or deficiency that is estimated to cost less than $50,000 to repair, (ii) any deferred maintenance for which escrows were established at origination and (iii) any damage fully covered by insurance) that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan.
(11)    Taxes and Assessments. All real estate taxes, governmental assessments and other similar outstanding governmental charges (including, without limitation, water and sewage charges), or installments thereof, that could be a lien on the related Mortgaged Property that would be of equal or superior priority to the lien of the Mortgage and that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds has been established in an amount sufficient to cover such payments and reasonably estimated interest and penalties, if any, thereon. For purposes of this representation and warranty, real estate

Exh. O-5

taxes and governmental assessments and other outstanding governmental charges and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.
(12)    Condemnation. As of the date of origination and to the Seller’s knowledge as of the Cut-off Date, there is no proceeding pending, and, to the Seller’s knowledge as of the date of origination and as of the Cut-off Date, there is no proceeding threatened, for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the value, use or operation of the Mortgaged Property.
(13)    Actions Concerning Mortgage Loan. To the Seller’s knowledge, based on evaluation of the Title Policy (as defined in paragraph 6), an engineering report or property condition assessment as described in paragraph 10, applicable local law compliance materials as described in paragraph 24, reasonable and customary bankruptcy, civil records, UCC-1, and judgment searches of the borrowers and guarantors, and the ESA (as defined in paragraph 40), on and as of the date of origination and as of the Cut-off Date, there was no pending or filed action, suit or proceeding, involving any borrower, guarantor, or borrower’s interest in the Mortgaged Property, an adverse outcome of which would reasonably be expected to materially and adversely affect (a) such borrower’s title to the Mortgaged Property, (b) the validity or enforceability of the Mortgage, (c) such borrower’s ability to perform under the related Mortgage Loan, (d) such guarantor’s ability to perform under the related guaranty, (e) the principal benefit of the security intended to be provided by the Loan Documents or (f) the current principal use of the Mortgaged Property.
(14)    Escrow Deposits. All escrow deposits and payments required to be escrowed with lender pursuant to each Mortgage Loan are in the possession, or under the control, of the Seller or its servicer, and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith, and all such escrows and deposits (or the right thereto) that are required to be escrowed with lender under the related Loan Documents are being conveyed by the Seller to the Issuer or its servicer.
(15)    No Holdbacks. The Principal Balance as of the Cut-off Date of the Collateral Interest as set forth on Exhibit A to the Collateral Interest Purchase Agreement has been fully disbursed as of the Cut-off Date and there is no requirement for future advances thereunder except in those cases where (A) the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property, the borrower or other considerations determined by the Seller to merit such holdback or (B) the Collateral Interest is a Participation in which a Future Funding Participation evidences a future funding obligation.
(16)    Insurance. Each related Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by a property insurance policy providing coverage for loss in

Exh. O-6

accordance with coverage found under a “special cause of loss form” or “all risk form” that includes replacement cost valuation issued by an insurer meeting the requirements of the related Loan Documents and having a claims-paying or financial strength rating of any one of the following: (i) at least “A-:VII” from A.M. Best Company, (ii) at least “A3” (or the equivalent) from Moody’s or (iii) at least “A-” from S&P (collectively, the “Insurance Rating Requirements”), in an amount (subject to a customary deductible) not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the borrower and included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property.
Each related Mortgaged Property is also covered, and required to be covered pursuant to the related Loan Documents, by business interruption or rental loss insurance which (subject to a customary deductible) covers a period of not less than 12 months (or with respect to each Mortgage Loan on a single asset with a principal balance of $50 million or more, 18 months).
If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the related borrower is required to maintain insurance in an amount that is at least equal to the lesser of (1) the outstanding principal balance of the Mortgage Loan and (2) the maximum amount of such insurance available under the National Flood Insurance Program plus additional amounts as required by lender.
If the Mortgaged Property is located within 25 miles of the coast of the Gulf of Mexico or the Atlantic coast of Florida, Georgia, South Carolina or North Carolina, the related borrower is required to maintain coverage for windstorm and/or windstorm related perils and/or “named storms” issued by an insurer meeting the Insurance Rating Requirements or endorsement covering damage from windstorm and/or windstorm related perils and/or named storms.
The Mortgaged Property is covered, and required to be covered pursuant to the related Loan Documents, by a commercial general liability insurance policy issued by an insurer meeting the Insurance Rating Requirements including coverage for property damage, contractual damage and personal injury (including bodily injury and death) in amounts as are generally required by the Seller for loans originated for securitization, and in any event not less than $1 million per occurrence and $2 million in the aggregate.
An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing

Exh. O-7

either the scenario expected limit (“SEL”) or the probable maximum loss (“PML”) for the Mortgaged Property in the event of an earthquake. In such instance, the SEL or PML, as applicable, was based on a 475-year return period, an exposure period of 50 years and a 10% probability of exceedance. If the resulting report concluded that the SEL or PML, as applicable, would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least “A:VII” by A.M. Best Company or “A3” (or the equivalent) from Moody’s or “A-” by S&P, in an amount not less than 100% of the SEL or PML, as applicable.
The Loan Documents require insurance proceeds in respect of a property loss to be applied either (a) to the repair or restoration of all or part of the related Mortgaged Property, with respect to all property losses in excess of 5% of the then outstanding principal amount of the related Mortgage Loan, the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses, or (b) to the reduction of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon.
All premiums on all insurance policies referred to in this section required to be paid as of the Cut-off Date have been paid, and such insurance policies name the lender under the Mortgage Loan and its successors and assigns as a loss payee under a mortgagee endorsement clause or, in the case of the general liability insurance policy, as named or additional insured. Such insurance policies will inure to the benefit of the Trustee. Each related Mortgage Loan obligates the related borrower to maintain all such insurance and, at such borrower’s failure to do so, authorizes the lender to maintain such insurance at the borrower’s cost and expense and to charge such borrower for related premiums. All such insurance policies (other than commercial liability policies) require at least 10 days’ prior notice to the lender of termination or cancellation arising because of nonpayment of a premium and at least 30 days’ prior notice to the lender of termination or cancellation (or such lesser period, not less than 10 days, as may be required by applicable law) arising for any reason other than non-payment of a premium and no such notice has been received by the Seller.
(17)    Access; Utilities; Separate Tax Lots. Each Mortgaged Property (a) is located on or adjacent to a public road and has direct legal access to such road, or has access via an irrevocable easement or irrevocable right of way permitting ingress and egress to/from a public road, (b) is served by or has uninhibited access rights to public or private water and sewer (or well and septic) and all required utilities, all of which are appropriate for the current use of the Mortgaged Property, and (c) constitutes one or more separate tax parcels which do not include any property which is not part of the Mortgaged Property or is subject to an endorsement under the related Title Policy insuring the Mortgaged Property, or in certain cases, an application has been, or will be, made to the applicable governing authority for creation of separate tax lots, in which case the Mortgage Loan requires the borrower to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged Property is a part until

Exh. O-8

the separate tax lots are created or the non-recourse carveout guarantor under the Mortgage Loan has indemnified the mortgagee for any loss suffered in connection therewith.
(18)    No Encroachments. To the Seller’s knowledge based solely on surveys obtained in connection with origination (which may have been a previously existing “as built” survey) and the lender’s Title Policy (or, if such policy is not yet issued, a pro forma title policy, a preliminary title policy with escrow instructions or a “marked up” commitment) obtained in connection with the origination of each Mortgage Loan, all material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan are within the boundaries of the related Mortgaged Property, except encroachments that do not materially and adversely affect the value or current use of such Mortgaged Property or for which insurance or endorsements were obtained under the Title Policy. No improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value or current use of such Mortgaged Property or for which insurance or endorsements were obtained under the Title Policy. No material improvements encroach upon any easements except for encroachments the removal of which would not materially and adversely affect the value or current use of such Mortgaged Property or for which insurance or endorsements have been obtained under the Title Policy.
(19)    No Contingent Interest or Equity Participation. No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature or an equity participation by the Seller.
(20)    [Intentionally left blank.]
(21)    Compliance with Usury Laws. The Mortgage Rate (exclusive of any default interest, late charges, yield maintenance charges, exit fees, or prepayment premiums) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.
(22)    Authorized to do Business. To the extent required under applicable law, as of the Cut-off Date and as of each date that the Seller held the Mortgage Note, the Seller was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized does not materially and adversely affect the enforceability of such Mortgage Loan by the Issuer.
(23)    Trustee under Deed of Trust. With respect to each Mortgage which is a deed of trust, as of the date of origination and, to the Seller’s knowledge, as of the Closing Date, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with the Mortgage

Exh. O-9

and applicable law or may be substituted in accordance with the Mortgage and applicable law by the related mortgagee.
(24)    Local Law Compliance. To the Seller’s knowledge, based upon any of a letter from any governmental authorities, a legal opinion, an architect’s letter, a zoning consultant’s report, an endorsement to the related Title Policy, or other affirmative investigation of local law compliance consistent with the investigation conducted by the Seller for similar commercial, multi-family and manufactured housing community mortgage loans intended for securitization, with respect to the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan as of the date of origination of such Mortgage Loan and as of the Cut-off Date, there are no material violations of applicable zoning ordinances, building codes and land laws (collectively, “Zoning Regulations”) other than those which (i) constitute a legal non-conforming use or structure, as to which the Mortgaged Property may be restored or repaired to the full extent necessary to maintain the use of the structure immediately prior to a casualty or the inability to restore or repair to the full extent necessary to maintain the use or structure immediately prior to the casualty would not materially and adversely affect the use or operation of the Mortgaged Property, (ii) are insured by the Title Policy or other insurance policy, (iii) are insured by law and ordinance insurance coverage in amounts customarily required by the Seller for loans originated for securitization that provides coverage for additional costs to rebuild and/or repair the property to current Zoning Regulations or (iv) would not have a material adverse effect on the Mortgage Loan. The terms of the Loan Documents require the borrower to comply in all material respects with all applicable governmental regulations, zoning and building laws.
(25)    Licenses and Permits. Each borrower covenants in the Loan Documents that it shall keep all material licenses, permits and applicable governmental authorizations necessary for its operation of the Mortgaged Property in full force and effect, and to the Seller’s knowledge based upon a letter from any government authorities or other affirmative investigation of local law compliance consistent with the investigation conducted by the Seller for similar commercial, multi-family and manufactured housing community mortgage loans intended for securitization, all such material licenses, permits and applicable governmental authorizations are in effect. The Mortgage Loan requires the related borrower to be qualified to do business in the jurisdiction in which the related Mortgaged Property is located.
(26)    Recourse Obligations. The Loan Documents for each Mortgage Loan provide that such Mortgage Loan is non-recourse to the related parties thereto except that (a) the related borrower and at least one individual or entity shall be fully liable for actual losses, liabilities, costs and damages arising from certain acts of the related borrower and/or its principals specified in the related Loan Documents, which acts generally include the following: (i) acts of fraud or intentional material misrepresentation, (ii) misappropriation of rents (following an Event of Default), insurance proceeds or condemnation awards, (iii) intentional material physical waste of the Mortgaged

Exh. O-10

Property (except, in certain cases, to the extent sufficient rents are not available from the Mortgaged Property to prevent such waste), and (iv) any breach of the environmental covenants contained in the related Loan Documents, and (b) the Mortgage Loan shall become full recourse to the related borrower and at least one individual or entity, if the related borrower files a voluntary petition under federal or state bankruptcy or insolvency law.
(27)    Mortgage Releases. The terms of the related Mortgage or related Loan Documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) a partial release, accompanied by principal repayment of not less than a specified percentage at least equal to the lesser of (i) 110% of the related Allocated Loan Amount of such portion of the Mortgaged Property and (ii) the outstanding principal balance of the Mortgage Loan, (b) upon payment in full of such Mortgage Loan, (c) releases of out-parcels that are unimproved or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the Mortgaged Property and which were not afforded any material value in the appraisal obtained at the origination of the Mortgage Loan and are not necessary for physical access to the Mortgaged Property or compliance with zoning requirements, or (d) as required pursuant to an order of condemnation.
(28)    Financial Reporting and Rent Rolls. The Loan Documents for each Mortgage Loan require the borrower to provide the owner or holder of the Mortgage with quarterly or monthly (other than for single-tenant properties) and annual operating statements, and quarterly or monthly (other than for single-tenant properties) rent rolls for properties that have leases contributing more than 5% of the in-place base rent and annual financial statements, which annual financial statements with respect to each Mortgage Loan with more than one borrower are in the form of an annual combined balance sheet of the borrower entities (and no other entities), together with the related combined statements of operations, members’ capital and cash flows, including a combining balance sheet and statement of income for the Mortgaged Properties on a combined basis.
(29)    Acts of Terrorism Exclusion. With respect to each Mortgage Loan over $20 million, the related special-form all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) do not specifically exclude Acts of Terrorism, as defined in the Terrorism Risk Insurance Act of 2002, as amended by the Terrorism Risk Insurance Program Reauthorization Act of 2007 and further amended by the Terrorism Risk Insurance Program Reauthorization Act of 2015 (collectively referred to as “TRIA”), from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each other Mortgage Loan, the related special-form all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) did not, as of the date of origination of the Mortgage Loan, and, to the Seller’s knowledge, do not, as of the Cut-off Date, specifically exclude Acts of Terrorism, as defined in TRIA, from coverage, or if such coverage is excluded, it is covered by a

Exh. O-11

separate terrorism insurance policy. With respect to each Mortgage Loan, the related Loan Documents generally only require that the related borrower take commercially reasonable efforts to obtain insurance against damage resulting from acts of terrorism and other acts of sabotage unless lack of such insurance will result in a downgrade of the ratings of the related Mortgage Loan. With respect to each Mortgage Loan, the related Loan Documents do not expressly waive or prohibit the mortgagee from requiring coverage for Acts of Terrorism, as defined in TRIA, or damages related thereto except to the extent that any right to require such coverage may be limited by commercial availability on commercially reasonable terms, or as otherwise indicated in Exhibit B of the Collateral Interest Purchase Agreement; provided, however, that if TRIA or a similar or subsequent statute is not in effect, then, provided that terrorism insurance is commercially available, the borrower under each Mortgage Loan is required to carry terrorism insurance, but in such event the borrower shall not be required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable in respect of the property and business interruption/rental loss insurance required under the related Loan Documents (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance) at such time, and if the cost of terrorism insurance exceeds such amount, the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.
(30)    Due on Sale or Encumbrance. Subject to specific exceptions set forth below, each Mortgage Loan contains a “due on sale” or other such provision for the acceleration of the payment of the Principal Balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (which consent, in some cases, may not be unreasonably withheld) and/or complying with the requirements of the related Loan Documents (which provide for transfers without the consent of the lender which are customarily acceptable to the Seller lending on the security of property comparable to the related Mortgaged Property, including, without limitation, transfers of worn-out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality and transfers by leases entered into in accordance with the Loan Documents), (a) the related Mortgaged Property, or any equity interest of greater than 50% in the related borrower, is directly or indirectly pledged, transferred or sold, other than as related to (i) family and estate planning transfers or transfers upon death or legal incapacity, (ii) transfers to certain affiliates as defined in the related Loan Documents, (iii) transfers that do not result in a change of Control of the related borrower or transfers of passive interests so long as the guarantor retains Control, (iv) transfers to another holder of direct or indirect equity in the borrower, a specific Person designated in the related Loan Documents or a Person satisfying specific criteria identified in the related Loan Documents, such as a qualified equity holder, (v) transfers of stock or similar equity units in publicly traded companies or (vi) a substitution or release of collateral within the parameters of paragraph (27) herein, or (vii) by reason of any mezzanine debt that existed at the origination of the related Mortgage Loan, or future permitted mezzanine debt, in each case as set forth in the Exhibit B of the Collateral Interest Purchase Agreement or (b) the related

Exh. O-12

Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any companion loan or any subordinate debt that existed at origination and is permitted under the related Loan Documents, (ii) purchase money security interests, (iii) any Crossed Mortgage Loan as set forth in Exhibit B of the Collateral Interest Purchase Agreement or (iv) Permitted Encumbrances. For purposes of the foregoing representation, “Control” means the power to direct the management and policies of an entity, directly or indirectly, whether through the ownership of voting securities or other beneficial interests, by contract or otherwise.
(31)    Single-Purpose Entity. Each Mortgage Loan requires the borrower to be a Single-Purpose Entity for at least as long as the Mortgage Loan is outstanding. Both the Loan Documents and the organizational documents of the borrower with respect to each Mortgage Loan with a Principal Balance as of the Cut-off Date in excess of $5 million provide that the borrower is a Single-Purpose Entity, and each Mortgage Loan with a Principal Balance as of the Cut-off Date of $20 million or more has a counsel’s opinion regarding non-consolidation of the borrower. For this purpose, a “Single-Purpose Entity” shall mean an entity, other than an individual, whose organizational documents (or if the Mortgage Loan has a Principal Balance as of the Cut-off Date equal to $5 million or less, its organizational documents or the related Loan Documents) provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Loan Documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Loan Documents, that it has its own books and records and accounts separate and apart from those of any other person (other than a borrower for a Crossed Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person or entity.
(32)    [Intentionally left blank].
(33)    Floating Interest Rates. Each Mortgage Loan bears interest at a floating rate of interest that is based on Term SOFR (or another generally acceptable floating rate index or successor benchmark rate) plus a margin (which interest rate may be subject to a minimum or “floor” rate).
(34)    Ground Leases. For purposes of the Collateral Interest Purchase Agreement, a “Ground Lease” shall mean a lease creating a leasehold estate in real property where the fee owner as the ground lessor or sub ground lessor conveys for a term or terms of years its entire interest in the land and buildings and other improvements, if any, comprising the premises demised under such lease to the ground lessee (who may, in

Exh. O-13

certain circumstances, own the building and improvements on the land), subject to the reversionary interest of the ground lessor as fee owner and does not include industrial development agency (IDA) or similar leases for purposes of conferring a tax abatement or other benefit.
With respect to any Mortgage Loan where the Mortgage Loan is secured by a leasehold estate under a Ground Lease in whole or in part, and the related Mortgage does not also encumber the related lessor’s fee interest in such Mortgaged Property, based upon the terms of the Ground Lease and any estoppel or other agreement received from the ground lessor in favor of the Seller, its successors and assigns, the Seller represents and warrants that:
(a)    The Ground Lease or a memorandum regarding such Ground Lease has been duly recorded or submitted for recordation in a form that is acceptable for recording in the applicable jurisdiction. The Ground Lease or an estoppel or other agreement received from the ground lessor permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would materially adversely affect the security provided by the related Mortgage;
(b)    The lessor under such Ground Lease has agreed in a writing included in the related Collateral Interest File (or in such Ground Lease) that the Ground Lease may not be amended or modified, or cancelled or terminated by agreement of lessor and lessee, without the prior written consent of the lender (except termination or cancellation if (i) notice of a default under the Ground Lease is provided to lender and (ii) such default is curable by lender as provided in the Ground Lease but remains uncured beyond the applicable cure period), and no such consent has been granted by the Seller since the origination of the Mortgage Loan except as reflected in any written instruments which are included in the related Collateral Interest File;
(c)    The Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by either borrower or the mortgagee) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan, or 10 years past the stated maturity if such Mortgage Loan fully amortizes by the stated maturity (or with respect to a Mortgage Loan that accrues on an actual 360 basis, substantially amortizes);
(d)    The Ground Lease either (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, except for the related fee interest of the ground lessor and the Permitted Encumbrances, or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor’s fee interest in the Mortgaged Property is subject;

Exh. O-14

(e)    The Ground Lease does not place commercially unreasonable restrictions on the identity of the mortgagee and the Ground Lease is assignable to the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor thereunder, and in the event it is so assigned, it is further assignable by the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor;
(f)    The Seller has not received any written notice of material default under or notice of termination of such Ground Lease. To the Seller’s knowledge, there is no material default under such Ground Lease and no condition that, but for the passage of time or giving of notice, would result in a material default under the terms of such Ground Lease and to the Seller’s knowledge, such Ground Lease is in full force and effect as of the Closing Date;
(g)    The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give to the lender written notice of any default, and provides that no notice of default or termination is effective against the lender unless such notice is given to the lender;
(h)    A lender is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease through legal proceedings) to cure any default under the Ground Lease which is curable after the lender’s receipt of notice of any default before the lessor may terminate the Ground Lease;
(i)    The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by the Seller in connection with loans originated for securitization;
(j)    Under the terms of the Ground Lease, an estoppel or other agreement received from the ground lessor and the related Mortgage (taken together), any related insurance proceeds or the portion of the condemnation award allocable to the ground lessee’s interest (other than (i) de minimis amounts for minor casualties or (ii) in respect of a total or substantially total loss or taking as addressed in clause (k) below) will be applied either to the repair or to restoration of all or part of the related Mortgaged Property with (so long as such proceeds are in excess of the threshold amount specified in the related Loan Documents) the lender or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest;
(k)    In the case of a total or substantially total taking or loss, under the terms of the Ground Lease, an estoppel or other agreement and the related Mortgage (taken together), any related insurance proceeds, or portion of the condemnation award allocable to ground lessee’s interest in respect of a total or substantially

Exh. O-15

total loss or taking of the related Mortgaged Property to the extent not applied to restoration, will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest; and
(l)    Provided that the lender cures any defaults which are susceptible to being cured, the ground lessor has agreed to enter into a new lease with lender upon termination of the Ground Lease for any reason, including rejection of the Ground Lease in a bankruptcy proceeding.
(35)    Servicing. The servicing and collection practices used by the Seller with respect to the Mortgage Loan have been, in all material respects, legal and have met customary industry standards for servicing of similar commercial loans.
(36)    Origination and Underwriting. The origination practices of the Seller (or the related originator if the Seller was not the originator) with respect to each Mortgage Loan have been, in all material respects, legal and as of the date of its origination, such Mortgage Loan and the origination thereof complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; provided that such representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in the Collateral Interest Purchase Agreement.
(37)    No Material Default; Payment Record. No Mortgage Loan has been more than 30 days delinquent, without giving effect to any grace or cure period, in making required payments since origination, and as of the date hereof, no Mortgage Loan is more than 30 days delinquent (beyond any applicable grace or cure period) in making required payments as of the Closing Date. To the Seller’s knowledge, there is (a) no material default, breach, violation or event of acceleration existing under the related Mortgage Loan or (b) no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration, in the case of either clause (a) or clause (b), materially and adversely affects the value of the Mortgage Loan or the value, use or operation of the related Mortgaged Property, provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of an exception scheduled to any other representation and warranty made by the Seller in Exhibit B of the Collateral Interest Purchase Agreement. No person other than the holder of such Mortgage Loan may declare any event of default under the Mortgage Loan or accelerate any indebtedness under the Loan Documents.
(38)    Bankruptcy. As of the date of origination of the related Mortgage Loan and to the Seller’s knowledge as of the Cut-off Date, no borrower, guarantor or tenant occupying a single-tenant property is a debtor in state or federal bankruptcy, insolvency or similar proceeding.

Exh. O-16

(39)    Organization of Borrower. With respect to each Mortgage Loan, in reliance on certified copies of the organizational documents of the borrower delivered by the borrower in connection with the origination of such Mortgage Loan, the borrower is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico. Except with respect to any Crossed Mortgage Loan, no Mortgage Loan has a borrower that is an Affiliate of another borrower. An “Affiliate” for purposes of this paragraph (39) means, a borrower that is under direct or indirect common ownership and control with another borrower.
(40)    Environmental Conditions. A Phase I environmental site assessment (or update of a previous Phase I and or Phase II site assessment) and, with respect to certain Mortgage Loans, a Phase II environmental site assessment (collectively, an “ESA”) meeting ASTM requirements was conducted by a reputable environmental consultant in connection with such Mortgage Loan within 12 months prior to its origination date (or an update of a previous ESA was prepared), and such ESA either (i) did not identify the existence of recognized environmental conditions (as such term is defined in ASTM E1527-13 or its successor, hereinafter “Environmental Condition”) at the related Mortgaged Property or the need for further investigation with respect to any Environmental Condition that was identified, or (ii) if the existence of an Environmental Condition or need for further investigation was indicated in any such ESA, then at least one of the following statements is true: (A) an amount reasonably estimated by a reputable environmental consultant to be sufficient to cover the estimated cost to cure any material noncompliance with applicable environmental laws or the Environmental Condition has been escrowed by the related borrower and is held or controlled by the related lender; (B) if the only Environmental Condition relates to the presence of asbestos-containing materials, radon in indoor air, lead based paint or lead in drinking water, and the only recommended action in the ESA is the institution of such a plan, an operations or maintenance plan has been required to be instituted by the related borrower that can reasonably be expected to mitigate the identified risk; (C) the Environmental Condition identified in the related environmental report was remediated or abated in all material respects prior to the date hereof, and, if and as appropriate, a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the Environmental Condition affecting the related Mortgaged Property was otherwise listed by such governmental authority as “closed” or a reputable environmental consultant has concluded that no further action is required); (D) a secured creditor environmental policy or a pollution legal liability insurance policy that covers liability for the Environmental Condition was obtained from an insurer rated no less than A- (or the equivalent) by Moody’s, S&P and/or Fitch; (E) a party not related to the borrower was identified as the responsible party for such Environmental Condition and such responsible party has financial resources reasonably estimated to be adequate to address the situation; or (F) a party related to the borrower having financial resources reasonably estimated to be adequate to address the situation is required to take action. To the Seller’s knowledge, except as set forth in the ESA, there is no Environmental

Exh. O-17

Condition (as such term is defined in ASTM E1527-13 or its successor) at the related Mortgaged Property.
(41)    Appraisal. The Servicing File contains an appraisal of the related Mortgaged Property with an appraisal date within six months of the Mortgage Loan origination date, and within 12 months of the Closing Date. The appraisal is signed by an appraiser who is either a Member of the Appraisal Institute (“MAI”) and/or has been licensed and certified to prepare appraisals in the state where the Mortgaged Property is located. Each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the “Uniform Standards of Professional Appraisal Practice” as adopted by the Appraisal Standards Board of the Appraisal Foundation and has certified that such appraiser had no interest, direct or indirect, in the Mortgaged Property or the borrower or in any loan made on the security thereof, and its compensation is not affected by the approval or disapproval of the Mortgage Loan.
(42)    Cross-Collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any mortgage loan that is not held by the Issuer.
(43)    Advance of Funds by the Seller. After origination, no advance of funds has been made by the Seller to the related borrower other than in accordance with the Loan Documents, and, to the Seller’s knowledge, no funds have been received from any person other than the related borrower or an affiliate for, or on account of, payments due on the Mortgage Loan (other than as contemplated by the Loan Documents, such as, by way of example and not in limitation of the foregoing, amounts paid by the tenant(s) into a lender-controlled lockbox if required or contemplated under the related lease or Loan Documents). Neither the Seller nor any affiliate thereof has any obligation to make any capital contribution to any borrower under a Mortgage Loan, other than contributions made on or prior to the date hereof.
(44)    Compliance with Anti-Money Laundering Laws. The Seller has complied in all material respects with all applicable anti-money laundering laws and regulations, including without limitation the USA PATRIOT Act of 2001 with respect to the origination of the Mortgage Loan, the failure to comply with which would have a material adverse effect on the Mortgage Loan.
C.    Representations and Warranties Concerning Mezzanine Loans. With respect to each Mezzanine Loan:
(1)    Whole Loan. Each Mezzanine Loan is a whole loan and not a participation interest in a loan.
(2)    Loan Document Status. Each related mezzanine note, pledge agreement, guaranty and any other agreement executed by or on behalf of the related mezzanine borrower, guarantor or other obligor in connection with such Mezzanine Loan is the legal, valid and binding obligation of the related mezzanine borrower, guarantor or other obligor

Exh. O-18

(subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency, one action, or market value limit deficiency legislation), as applicable, and is enforceable in accordance with its terms, except the Standard Qualifications.
Except as set forth in the immediately preceding sentences, there is no valid offset, defense, counterclaim or right of rescission available to the related mezzanine borrower with respect to any of the related note or other Mezzanine Loan documents, including, without limitation, any such valid offset, defense, counterclaim or right based on intentional fraud by Seller in connection with the origination of the Mezzanine Loan, that would deny the mezzanine lender the principal benefits intended to be provided by the note or other Mezzanine Loan documents.
(3)    Pledged Equity. The Mezzanine Loan is secured by a pledge of 100% of the direct or indirect equity interests the entity or entities that own the related Mortgaged Property or Mortgaged Properties.
(4)    Pledge Provisions. The Mezzanine Loan documents for each Mezzanine Loan contain provisions that render the rights and remedies of the holder thereof adequate for the practical realization against the pledged equity interests of the principal benefits of the security intended to be provided thereby, including realization by UCC foreclosure subject to the limitations set forth in the Standard Qualifications.
(5)    Loan Document Status; Waivers and Modifications. Since origination and except by written instruments set forth in the related Loan File or as otherwise provided in the related Mezzanine Loan documents (a) the material terms of the related Mezzanine Loan documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect that could be reasonably expected to have a material adverse effect on such Mezzanine Loan; (b) no pledged equity has been released from the lien of the related pledge agreement in any manner which materially interferes with the security intended to be provided by such pledge agreement; and (c) neither the related mezzanine borrower nor the related guarantor has been released from its material obligations under the Mezzanine Loan. With respect to each Mezzanine Loan, except as contained in a written document included in the Loan File, there have been no modifications, amendments or waivers, that could be reasonably expected to have a material adverse effect on such Mezzanine Loan consented to by Seller on or after the Cut-off Date.
(6)    Lien; Valid Assignment. Subject to the Standard Qualifications, each assignment of Mezzanine Loan and agreements executed in connection therewith to the Issuer constitutes a legal, valid and binding assignment to the Issuer. Each Mezzanine Loan is freely assignable without the consent of the related borrower. The pledge of the collateral for the Mezzanine Loan creates a legal, valid and enforceable first priority security interest in such collateral, except as the enforcement thereof may be limited by the Standard Qualifications. Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in personal

Exh. O-19

property to the extent that possession or control of such items or actions other than the filing of UCC financing statements is required in order to effect such perfection.
(7)    UCC 9 Policies. If the Seller’s security interest in the Mezzanine Loan is covered by a UCC 9 insurance policy, with respect to the “UCC 9” policy relating to the Mezzanine Loan: (i) such policy is assignable by the Seller to the Issuer, (ii) such policy is in full force and effect, (iii) all premiums thereon have been paid, (iv) no claims have been made by or on behalf of the Seller thereunder, and (v) no claims have been paid thereunder.
(8)    Cross-Defaults. An event of default under the related Mortgage Loan will constitute an event of default with respect to the related Mezzanine Loan.
(9)    Payment Procedure. If a cash management agreement is in place with respect to the Mortgage Loan and Mezzanine Loan, except following the occurrence and during the occurrence of a Mortgage Loan event of default, any funds remaining in the related lockbox account for the Mortgage Loan after payment of all amounts due under the Loan Documents are required to be distributed to the holder of the Mezzanine Loan and distributed by the holder or the servicer of the Mortgage Loan, to the holder of the Mezzanine Loan in accordance with the Mezzanine Loan documents.
(10)    Insurance Proceeds. The Mezzanine Loan documents require that all insurance policies procured by the Mortgage Loan borrower with respect to the property under the related Loan Documents name the mezzanine lender, the related mezzanine borrower and their respective successors and assigns as the insured or additional insured, as their respective interests may appear.
(11)    Actions Concerning Mezzanine Loan. To the Seller’s knowledge, based on judgment searches of the mezzanine borrowers and guarantors, on and as of the date of origination and as of the Cut-off Date, there was no pending or filed action, suit or proceeding, involving any mezzanine borrower an adverse outcome of which would reasonably be expected to materially and adversely affect (a) the validity or enforceability of the Mezzanine Loan, (b) such mezzanine borrower’s ability to perform under the Mezzanine Loan, (c) such guarantor’s ability to perform under the related guaranty or (d) the principal benefit of the security intended to be provided by the Mezzanine Loan documents.
(12)    Escrow Deposits. All escrow deposits and payments required to be escrowed with lender pursuant to each Mezzanine Loan are in the possession, or under the control, of the Seller or its servicer, and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith, and all such escrows and deposits (or the right thereto) that are required to be escrowed with lender under the related Mezzanine Loan documents are being conveyed by the Seller to Purchaser or its servicer.

Exh. O-20

(13)    No Holdbacks. The Stated Principal Balance as of the Cut-off Date of the Mezzanine Loan set forth on Exhibit A to the Collateral Interest Purchase Agreement has been fully disbursed as of the Cut-off Date and there is no requirement for future advances thereunder except in those cases where the full amount of the Mezzanine Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property, the borrower or other considerations determined by Seller to merit such holdback.
(14)    No Contingent Interest or Equity Participation. No Mezzanine Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature or an equity participation by Seller.
(15)    Compliance with Usury Laws. The Interest Rate (exclusive of any default interest, late charges, yield maintenance charges, exit fees, or prepayment premiums) of such Mezzanine Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.
(16)    Single-Purpose Entity. Each Mezzanine Loan requires the mezzanine borrower to be a Single-Purpose Entity for at least as long as the Mezzanine Loan is outstanding. Both the Mezzanine Loan documents and the organizational documents of the borrower with respect to each Mezzanine Loan with a Stated Principal Balance as of the Cut-off Date in excess of $5 million provide that the borrower is a Single-Purpose Entity, and each Mezzanine Loan with a Stated Principal Balance as of the Cut-off Date of $20 million or more has a counsel’s opinion regarding non-consolidation of the borrower. For this purpose, a “Single-Purpose Entity” means an entity, other than an individual, whose organizational documents (or if the Mezzanine Loan has a Stated Principal Balance as of the Cut-off Date equal to $5 million or less, its organizational documents or the related Mezzanine Loan documents) provide substantially to the effect that it was formed or organized solely for the purpose of owning the equity collateral securing the Mezzanine Loans and prohibit it from engaging in any business unrelated to its ownership of the equity collateral, and whose organizational documents further provide, or which entity represented in the related Mezzanine Loan documents, substantially to the effect that it does not have any assets other than those related to the equity collateral securing the Mezzanine Loans, or any indebtedness other than as permitted by the related Mezzanine Loan documents, that it has its own books and records and accounts separate and apart from those of any other person, and that it holds itself out as a legal entity, separate and apart from any other person or entity.
(17)    Floating Interest Rates. Each Mezzanine Loan bears interest at a floating rate of interest that is based on Term SOFR (or another generally acceptable floating rate index or successor benchmark rate) plus a margin (which interest rate may be subject to a minimum or “floor” rate).

Exh. O-21

(18)    Servicing. The servicing and collection practices used by the Seller with respect to the Mezzanine Loan have been, in all material respects, legal and have met customary industry standards for servicing of similar commercial loans.
(19)    Origination and Underwriting. The origination practices of the Seller (or the related originator if the Seller was not the originator) with respect to each Mezzanine Loan have been, in all material respects, legal and as of the date of its origination, such Mezzanine Loan and the origination thereof complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mezzanine Loan; provided that such representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in the Exhibit B to the Collateral Interest Purchase Agreement.
(20)    No Material Default; Payment Record. No Mezzanine Loan has been more than 30 days delinquent, without giving effect to any grace or cure period, in making required payments since origination, and as of the date hereof, no Mezzanine Loan is more than 30 days delinquent (beyond any applicable grace or cure period) in making required payments as of the Closing Date. To the Seller’s knowledge, there is (a) no material default, breach, violation or event of acceleration existing under the related Mezzanine Loan or (b) no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration, in the case of either clause (a) or clause (b), materially and adversely affects the value of the Mezzanine Loan, provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of an exception scheduled to any other representation and warranty made by the Seller in Exhibit B of the Collateral Interest Purchase Agreement. No person other than the holder of such Mezzanine Loan (subject to the related Participation Agreement or Amended Participation Agreement) may declare any event of default under the Mezzanine Loan or accelerate any indebtedness under the Mezzanine Loan documents.
(21)    Bankruptcy. As of the date of origination of the related Mezzanine Loan and to the Seller’s knowledge as of the Cut-off Date, no mezzanine borrower is a debtor in state or federal bankruptcy, insolvency or similar proceeding.
(22)    Organization of Mezzanine Borrower. With respect to each Mezzanine Loan, in reliance on certified copies of the organizational documents of the borrower delivered by the borrower in connection with the origination of such Mezzanine Loan, the borrower is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico.
(23)    Advance of Funds by the Seller. After origination, no advance of funds has been made by Seller to the related borrower other than in accordance with the Mezzanine Loan documents, and, to Seller’s knowledge, no funds have been received from any

Exh. O-22

person other than the related mezzanine borrower or an affiliate for, or on account of, payments due on the Mezzanine Loan (other than as contemplated by the Mezzanine Loan documents, such as, by way of example and not in limitation of the foregoing, amounts paid by the tenant(s) into a lender-controlled lockbox if required or contemplated under the related lease or Loan Documents). Neither Seller nor any affiliate thereof has any obligation to make any capital contribution to any borrower under a Mezzanine Loan, other than contributions made on or prior to the date hereof.
(24)    Compliance with Anti-Money Laundering Laws. Seller has complied in all material respects with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 with respect to the origination of the Mezzanine Loan, the failure to comply with which would have a material adverse effect on the Mezzanine Loan.
D.    Representations and Warranties Concerning Owned Participations. With respect to each Participation:
(1)    The Seller is the record mortgagee of the related Mortgage Loan and, if applicable, the record pledgee of the related Mezzanine Loan and is the lead and control participant (“Lead Participant”) pursuant to a Participation Agreement or Amended Participation Agreement, as applicable, that is legal, valid and enforceable as between its parties, and which provides that the Lead Participant has full power, authority and discretion to service the Commercial Real Estate Loan, modify and amend the terms thereof, pursue remedies and enforcement actions, including foreclosure or other legal action, without consent or approval of any participant (each, a “Third Party Participant”) holding any related participation (the “Other Participation Interests”) and will convey record title to the related Mortgage Loan to the Issuer;
(2)    If the Participation is pari passu with any Other Participation Interests, the holder of such Other Participation Interest is required to pay its pro rata share of any expenses, costs and fees associated with servicing and enforcing rights and remedies under the related Commercial Real Estate Loan upon request therefor by the Lead Participant;
(3)    Each Participation Agreement or Amended Participation Agreement, as applicable, is effective to convey the related Other Participation Interests to the related Third Party Participants and is not intended to be or effective as a loan or other financing secured by the Commercial Real Estate Loan. The Lead Participant owes no fiduciary duty or obligation to any Third Party Participant pursuant to the Participation Agreement;
(4)    All amounts due and owing to any Third Party Participant pursuant to each Participation Agreement or Amended Participation Agreement, as applicable, have been duly and timely paid. There is no default by the Lead Participant, or to the Seller’s knowledge, by any Third Party Participant under any Participation Agreement or Amended Participation Agreement, as applicable;

Exh. O-23

(5)    To the Seller’s knowledge, any Third Party Participant is not a debtor in any outstanding proceeding pursuant to the federal bankruptcy code;
(6)    The Seller has not received written notice of any outstanding liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind for which the holder of such Participation is or may become obligated;
(7)    The Lead Participant role, rights and responsibilities are assignable by the Seller without consent or approval other than those that have been obtained;
(8)    The terms of the Participation Agreement do not require or obligate the Lead Participant or its successor or assigns to repurchase any Other Participation Interest under any circumstances;
(9)    The Seller, in selling any Other Participation Interest to a Third Party Participant made no misrepresentation, fraud or omission of information necessary for such Third Party Participant to make an informed decision to purchase the Other Participation Interest; and
(10)    Either (A) such Participation is treated as a real estate asset for purposes of Section 856(c) of the Code, and the interest payable pursuant to such Participation is treated as interest on an obligation secured by a mortgage on real property for purposes of Section 856(c) of the Code, or (B) the Participation qualifies as a security that would not otherwise cause BrightSpire Capital Mortgage Sub-REIT, LLC to fail to qualify as a REIT under the Code (including after the sale, transfer and assignment to the Issuer of such Participation).
For purposes of these representations and warranties, the phrases “the Seller’s knowledge” or “the Seller’s belief” and other words and phrases of like import shall mean, except where otherwise expressly set forth herein, the actual state of knowledge or belief of the Seller, its officers and employees directly responsible for the underwriting, origination, servicing or sale of the Commercial Real Estate Loans regarding the matters expressly set forth herein.

Exh. O-24

EXHIBIT P
FORM OF NOTE ADMINISTRATOR’S MONTHLY REPORT
(TO BE INSERTED)

Exh. P-1

Distribution Date: 09/19/24
Determination Date: 09/12/24
Record Date: 08/15/24

BRSP 2024-FL2, LTD.

Table of Contents

Section	Pages
Note Distribution Detail	2
Note Factor Detail	3
Note Interest Reconciliation Detail	4
Additional Information	5-6
Note / Collateral Reconciliation - Cash Flows	7
Collateral Stratification and Historical Detail	8
Mortgage Loan Detail (Part 1)	9
Mortgage Loan Detail (Part 2)	10
Cumulative Loan Acquisition Detail (Shown at Face Value)	11
Principal Prepayment Detail	12
Historical Detail	13
Delinquency Loan Detail	14
Specially Serviced Loan Detail - Part 1	15
Specially Serviced Loan Detail - Part 2	16
Modified Loan Detail	17
Historical Liquidated Loan Detail	18
Historical Note / Collateral Loss Reconciliation Detail	19
Interest Shortfall Detail - Collateral Level	20
Supplemental Notes	21

Contacts

Role	Party and Contact Information		
Issuer	BRSP 2024-FL2, LTD.		
	c/o MaplesFS Limited, Attn: The Directors	(345) -94-5-7100	[redacted]
	PO Box 1093, Boundary Hall, Cricket Square | Grand Cayman KY1-1102 | Cayman Islands		
Servicer	KeyBank National Association		
	Attention: Todd Reynolds		[redacted]
	11501 Outlook Street, Suite 300 | Overland Park, KS 66211 | United States		
Special Servicer	BrightSpire Capital Asset Management, LLC		
	Special Servicing		[redacted]
	590 Madison Ave, 33rd Floor | New York, NY 10022 | United States		
Trustee	Wilmington Trust, National Association		
	Attention: CMBS Trustee – BRSP 2024-FL2	(302) 636-6196	[redacted]
	1100 North Market Street | Wilmington, DE 19890 | United States		
Note Administrator	Computershare Trust Company, N.A.		
	Attn: Corporate Trust Services		[redacted] -
	9062 Old Annapolis Road | Columbia, MD 21045 | United States		
Advancing Agent	BrightSpire Capital Advancing Agent, LLC		
	Attention: Matthew Heslin		[redacted]
	590 Madison Ave., 33rd Floor | New York, NY 10022 | United States		

This report is compiled by Computershare Trust Company, N.A. from information provided by third parties. Computershare Trust Company, N.A. has not independently confirmed the accuracy of the information.
Please visit www.ctslink.com for additional information and if applicable, any special notices and any credit risk retention notices. In addition, certificate holders may register online for email notification when special notices are posted. For information or assistance please call 866-846-4526.

© 2021 Computershare. All rights reserved. Confidential.

Page 1 of 21

Distribution Date: 09/19/24
Determination Date: 09/12/24
Record Date: 08/15/24

BRSP 2024-FL2, LTD.

Computershare

Note Distribution Detail

Class	CUSIP	Interest Rate	Original Balance	Beginning Balance	Principal Distribution	Interest Distribution	Prepayment Penalties	Losses	Total Distribution	Ending Balance	Current Credit Support[1]	Original Credit Support[1]
Regular Notes												
A		0.000000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00%	0.00%
A-S		0.000000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00%	0.00%
B		0.000000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00%	0.00%
C		0.000000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00%	0.00%
D		0.000000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00%	0.00%
E		0.000000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00%	0.00%
F		0.000000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00%	0.00%
F-E		0.000000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00%	0.00%
G		0.000000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00%	0.00%
G-E		0.000000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00%	0.00%
PREF		0.000000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00%	0.00%
Regular SubTotal			**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**		
Notional Notes												
F-X		0.000000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00		
G-X		0.000000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00		
Notional SubTotal			**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**		
Deal Distribution Total					**0.00**	**0.00**	**0.00**	**0.00**	**0.00**			

(1) Calculated by taking (A) the sum of the ending note balance of all classes in a series less (B) the sum of (i) the ending note balance of the designated class and (ii) the ending note balance of all classes which are not subordinate to the designated class and dividing the result by (A).

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Page 2 of 21

Distribution Date: 09/19/24
Determination Date: 09/12/24
Record Date: 08/15/24

BRSP 2024-FL2, LTD.

Computershare

Note Factor Detail

Class	CUSIP	Beginning Balance	Principal Distribution	Interest Distribution	Interest Shortfalls / (Paybacks)	Cumulative Interest Shortfalls	Prepayment Penalties	Losses	Total Distribution	Ending Balance
Regular Notes										
A		0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000
A-S		0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000
B		0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000
C		0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000
D		0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000
E		0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000
F		0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000
F-E		0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000
G		0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000
G-E		0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000
PREF		0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000
Notional Notes										
F-X		0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000
G-X		0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000

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Page 3 of 21

Distribution Date: 09/19/24
Determination Date: 09/12/24
Record Date: 08/15/24

BRSP 2024-FL2, LTD.

Computershare

Note Interest Reconciliation Detail

Class	Accrual Period	Accrual Days	Prior Interest Shortfalls	Accrued Note Interest	(PPIS)/PPIE (Net Aggregate Prepayment Interest Shortfall)	Distributable Note Interest	Interest Shortfalls (Paybacks)	Payback of Prior Realized Losses	Additional Interest Amount (Net Current Accrued/Paid)	Interest Distribution	Cumulative Interest Shortfalls	Additional Interest Shortfalls
A	MM/DD/YY-MM/DD/YY	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
A-S	MM/DD/YY-MM/DD/YY	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B	MM/DD/YY-MM/DD/YY	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
C	MM/DD/YY-MM/DD/YY	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
D	MM/DD/YY-MM/DD/YY	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
E	MM/DD/YY-MM/DD/YY	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
F	MM/DD/YY-MM/DD/YY	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
F-E	MM/DD/YY-MM/DD/YY	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
F-X	MM/DD/YY-MM/DD/YY	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
G	MM/DD/YY-MM/DD/YY	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
G-E	MM/DD/YY-MM/DD/YY	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
G-X	MM/DD/YY-MM/DD/YY	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
PREF	MM/DD/YY-MM/DD/YY	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Totals			**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**

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Page 4 of 21

Distribution Date: 09/19/24
Determination Date: 09/12/24
Record Date: 08/15/24

BRSP 2024-FL2, LTD.

Computershare

Additional Information

Total Available Distribution Amount (1)	0.00
Current Period 1 Month Benchmark % (Term SOFR)	0.000000
Next Period 1 Month Benchmark % (Term SOFR)	0.000000
Aggregate Outstanding Portfolio Balance Before Payment Date	0.00
Aggregate Outstanding Portfolio Balance After Payment Date	0.00

Reinvestment Account	
Beginning Account Balance	0.00
Current Period Deposits	0.00
Current Period Withdrawals	0.00
Ending Account Balance	0.00

Unused Proceeds Account	
Beginning Account Balance	0.00
Current Period Deposits	0.00
Current Period Withdrawals	0.00
Ending Account Balance	0.00

(1) The Available Distribution Amount includes any Prepayment Premiums.
(2) Including Defaulted Interest Amounts.
* See Supplemental Notes for footnote.

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Page 5 of 21

Distribution Date: 09/19/24
Determination Date: 09/12/24
Record Date: 08/15/24

BRSP 2024-FL2, LTD.

Computershare

Additional Information

Par Value Ratio Test Result	PASS/FAIL
Par Value Ratio %	0.0000
Par Value Threshold %	120.0000

Par Value Ratio Test Calculation	
Calculation: (A)/(B+C+D+E+F+G+H)	
(i) the Aggregate Principal Balance of the Collateral Interests (other than Modified Collateral Interests and Defaulted Collateral Interests);	0.00
(ii) the Aggregate Principal Balance of all Principal Proceeds held as Cash or Eligible Investments and all Cash and Eligible Investments held in the Reinvestment Account and the Unused Proceeds Account; and	0.00
(iii) with respect to each Modified Collateral Interest or Defaulted Collateral Interest, the Calculation Amount of such Collateral Interest;	0.00
(A) = Sum of (i), (ii) and (iii): Net Outstanding Portfolio Balance*	**0.00**
Divided by the sum of the following:	
(B) Aggregate Outstanding Amount of the Class A Notes	0.00
(C) Aggregate Outstanding Amount of the Class A-S Notes	0.00
(D) Aggregate Outstanding Amount of the Class B Notes	0.00
(E) Aggregate Outstanding Amount of the Class C Notes	0.00
(F) Aggregate Outstanding Amount of the Class D Notes	0.00
(G) Aggregate Outstanding Amount of the Class E Notes	0.00
(H) Unreimbursed Interest Advances	0.00
Sum of (B), (C), (D), (E), (F), (G), and (H):	**0.00**

Interest Coverage Test Result	PASS/FAIL
Interest Coverage Ratio %	0.0000
Interest Coverage Test Threshold %	120.0000

Interest Coverage Test Calculation	
Calculation: (1+2+3+4+5)-6/(7+8+9+10+11+12)	
(1) the expected scheduled interest payments due in the Due Period in which such Measurement Date occurs on the Collateral Interests and the Eligible Investments held in the applicable collateral accounts (whether purchased with Interest Proceeds or Principal Proceeds)	0.00
(2) Interest Advances, if any, advanced by the Advancing Agent or the Backup Advancing Agent, with respect to the related Payment Date	0.00
(3) Cash and Eligible Investments contributed by the Retention Holder or an affiliate thereof pursuant to Section 12.2(c) and designated as Interest Proceeds by the Collateral Manager	0.00
Sum of (1), (2) and (3):	**0.00**
(4) any amounts scheduled to be paid pursuant to Section 11.1(a)(i)(1) through (4) (other than any Collateral Manager Fees that the Collateral Manager has agreed to waive in accordance with this Indenture and the Collateral Management Agreement)	0.00
Numerator = Sum of (1), (2) and (3) minus (4):	**0.00**
Divided by the sum of the following:	
(5) Class A Notes Scheduled Interest Due (2)	0.00
(6) Class A-S Notes Scheduled Interest Due (2)	0.00
(7) Class B Notes Scheduled Interest Due (2)	0.00
(8) Class C Notes Scheduled Interest Due (2)	0.00
(9) Class D Notes Scheduled Interest Due (2)	0.00
(10) Class E Notes Scheduled Interest Due (2)	0.00
Sum of (5), (6), (7), (8), (9), and (10):	**0.00**

(1) The Available Distribution Amount includes any Prepayment Premiums.
(2) Including Defaulted Interest Amounts.
* See Supplemental Notes for footnote.

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Page 6 of 21

Distribution Date:	09/19/24
Determination Date:	09/12/24
Record Date:	08/15/24

BRSP 2024-FL2, LTD.

Computershare

Note / Collateral Reconciliation - Cash Flows

Total Funds Collected	
Interest	
Interest Paid or Advanced	0.00
Interest Reductions due to Nonrecoverability Determination	0.00
Interest Adjustments	0.00
Deferred Interest	0.00
Net Prepayment Interest Excess / (Shortfall)	0.00
Extension Interest	0.00
Total Interest Collected	0.00
Principal	
Scheduled Principal	0.00
Unscheduled Principal Collections	
Principal Prepayments	0.00
Collection of Principal after Maturity Date	0.00
Recoveries From Liquidations and Insurance Proceeds	0.00
Excess of Prior Principal Amounts Paid	0.00
Curtailments	0.00
Principal Adjustments	0.00
Total Principal Collected	0.00
Other	
Prepayment Penalties / Yield Maintenance	0.00
Initial Interest Reserve Deposit Amount	0.00
Exit/Extension Fees	0.00
Reinvestment Account Withdrawal	0.00
Interest Earned on Reinvestment Account	0.00
Expense Reserve Account Withdrawal	0.00
Interest Earned on Expense Reserve Account	0.00
Unused Proceeds Account Withdrawal	0.00
Interest Earned on Unused Proceeds Account	0.00
Total Other Collected	0.00
Total Funds Collected	**0.00**

Total Funds Distributed	
Fees	
Servicing Fee	0.00
Sub-Servicing Fee	0.00
Note Administrator Fee	0.00
Trustee Fee	0.00
CREFC Royalty Payment (Fee)	0.00
Advancing Agent Fee	0.00
Collateral Manager Fee	0.00
Trepp Fee	0.00
Total Fees	0.00
Expenses/Reimbursements	
Reimbursement for Interest on Advances	0.00
ASER Amount	0.00
Special Servicing Fees (Monthly)	0.00
Legal Fees	0.00
Rating Agency Expenses	0.00
Bankruptcy Expenses Amount	0.00
Taxes Imposed on Issuer	0.00
Other Expenses	0.00
Total Expenses/Reimbursements	0.00
Payments to Noteholders and Others	
Interest Distribution	0.00
Principal Distribution	0.00
Reinvestment Account Deposit	0.00
Expense Reserve Account Deposit	0.00
Total Payments to Noteholders and Others	0.00
Total Funds Distributed	**0.00**

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Page 7 of 21

Distribution Date: 09/19/24
Determination Date: 09/12/24
Record Date: 08/15/24

BRSP 2024-FL2, LTD.

Collateral Stratification and Historical Detail

Maturity Dates and Loan Status[1]

	Total	Performing	Non-Performing	REO/Foreclosure
Past Maturity	0	0	0	0
0 - 6 Months	0	0	0	0
7 - 12 Months	0	0	0	0
13 - 24 Months	0	0	0	0
25 - 36 Months	0	0	0	0
37 - 48 Months	0	0	0	0
49 - 60 Months	0	0	0	0
> 60 Months	0	0	0	0

Past Maturity
0 - 6 Months
7 - 12 Months
13 - 24 Months
25 - 36 Months
37 - 48 Months
49 - 60 Months
> 60 Months

Historical Delinquency Information

	Total	Current	30-59 Days	60-89 Days	90+ Days	REO/Foreclosure
Sep-24	0	0	0	0	0	0
Aug-24	0	0	0	0	0	0
Jul-24	0	0	0	0	0	0
Jun-24	0	0	0	0	0	0
May-24	0	0	0	0	0	0
Apr-24	0	0	0	0	0	0
Mar-24	0	0	0	0	0	0
Feb-24	0	0	0	0	0	0
Jan-24	0	0	0	0	0	0
Dec-23	0	0	0	0	0	0
Nov-23	0	0	0	0	0	0
Oct-23	0	0	0	0	0	0

Sep-24
Aug-24
Jul-24
Jun-24
May-24
Apr-24
Mar-24
Feb-24
Jan-24
Dec-23
Nov-23
Oct-23

(1) Maturity dates used in this chart are based on the dates provided by the Servicer in the Loan Periodic File.

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Page 8 of 21

Distribution Date: 09/19/24
Determination Date: 09/12/24
Record Date: 08/15/24

BRSP 2024-FL2, LTD.

Computershare

Mortgage Loan Detail (Part 1)

Pros ID	Loan ID	Loan Group	Prop Type	City	State	Interest Accrual Type	Gross Rate	Scheduled Interest	Scheduled Principal	Principal Adjustments	Anticipated Repay Date	Original Maturity Date	Adjusted Maturity Date	Beginning Scheduled Balance	Ending Scheduled Balance	Paid Through Date
Totals																

1 Property Type Codes

HC - Health Care	MU - Mixed Use	WH - Warehouse	MF - Multi-Family
SS - Self Storage	LO - Lodging	RT - Retail	SF - Single Family Rental
98 - Other	IN - Industrial	OF - Office	MH - Mobile Home Park
SE - Securities	CH - Cooperative Housing	ZZ - Missing Information/Undefined	

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Page 9 of 21

Distribution Date: 09/19/24
Determination Date: 09/12/24
Record Date: 08/15/24

BRSP 2024-FL2, LTD.

Mortgage Loan Detail (Part 2)

Pros ID	Most Recent Fiscal NOI	Most Recent NOI	Most Recent NOI Start Date	Most Recent NOI End Date	Appraisal Reduction Date	Appraisal Reduction Amount	Cumulative ASER	Current P&I Advances	Cumulative P&I Advances	Cumulative Servicer Advances	Current NRA/WODRA from Principal	Defease Status
Totals												

1 Defeasance Status

- F - Full Defeasance
- P - Partial Defeasance
- N - No Defeasance has Occurred
- X - Defeasance not Allowable

2 Event Flag

- ABC - Loan going into default
- XYZ - Loan approaching maturity

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Page 10 of 21

Distribution Date: 09/19/24
Determination Date: 09/12/24
Record Date: 08/15/24

BRSP 2024-FL2, LTD.

Computershare

Cumulative Loan Acquisition Detail (Shown at Face Value)

Asset Acquisition Date[1]	Loan Number	ODCR	Property Type	City	State	Beginning Securitized Face Value	Asset Acquisition Amount	Ending Securitized Face Value[2]	Future Funding Participation Commitment[3]	Remaining Future Funding Participation Commitment[4]

(1) Bolded and underlined rows denote activity in the current period.
(2) Does not reflect partial release or principal pay down. Please refer to Mortgage Loan Detail for principal pay down.
(3) Value obtained from Annex A or Servicer setup file at time of loan acquisition.
(4) Does not reflect any Future Fundings that may have occurred but not purchased by the Issuer.

1 Property Type Codes

HC - Health Care	MU - Mixed Use	WH - Warehouse	MF - Multi-Family	SS - Self Storage
LO - Lodging	RT - Retail	SF - Single Family Rental	98 - Other	IN - Industrial
OF - Office	MH - Manufactured Housing	SE - Securities	CH - Cooperative Housing	ZZ - Missing Information/Undefined

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Page 11 of 21

Distribution Date: 09/19/24
Determination Date: 09/12/24
Record Date: 08/15/24

BRSP 2024-FL2, LTD.

Computershare

Principal Prepayment Detail

			Unscheduled Principal		Prepayment Premiums	
Pros ID	Loan Number	Loan Group	Amount	Prepayment / Liquidation Code	Prepayment Premium Amount	Yield Maintenance Amount
Totals						

(1) Principal Prepayment Amount listed here may include Principal Adjustment Amounts on the loan in addition to the Unscheduled Principal Amount.

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Page 12 of 21

Distribution Date: 09/19/24
Determination Date: 09/12/24
Record Date: 08/15/24

BRSP 2024-FL2, LTD.

Historical Detail

Distribution Date	Delinquencies[1]												Prepayments				Rate and Maturities		
	30-59 Days		60-89 Days		90 Days or More		Foreclosure		REO		Modifications		Curtailments		Payoff		Next Weighted Avg.		
	#	Balance	#	Balance	#	Balance	#	Balance	#	Balance	#	Balance	#	Amount	#	Amount	Coupon	Remit	WAM[1]

(1) Note: Foreclosure and REO Totals are included in the delinquencies aging categories.

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Page 13 of 21

Distribution Date: 09/19/24
Determination Date: 09/12/24
Record Date: 08/15/24

BRSP 2024-FL2, LTD.

Computershare

Delinquency Loan Detail

Pros ID	Loan ID	Paid Through Date	Months Delinquent	Mortgage Loan Status[1]	Current P&I Advances	Outstanding P&I Advances	Outstanding Servicer Advances	Actual Principal Balance	Servicing Transfer Date	Resolution Strategy Code[2]	Bankruptcy Date	Foreclosure Date	REO Date
Totals													

1 Mortgage Loan Status

A - Payment Not Received But Still in Grace Period
B - Late Payment But Less Than 30 days Delinquent
0 - Current
1 - 30-59 Days Delinquent
2 - 60-89 Days Delinquent
3 - 90-120 Days Delinquent
4 - Performing Matured Balloon
5 - Non Performing Matured Balloon
6 - 121+ Days Delinquent

2 Resolution Strategy Code

1 - Modification
2 - Foreclosure
3 - Bankruptcy
4 - Extension
5 - Note Sale
6 - DPO
7 - REO
8 - Resolved
9 - Pending Return to Master Servicer
98 - Other
10 - Deed in Lieu of Foreclosures
11- Full Payoff
12 - Reps and Warranties
13 - TBD

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Page 14 of 21

Distribution Date: 09/19/24
Determination Date: 09/12/24
Record Date: 08/15/24

BRSP 2024-FL2, LTD.

Specially Serviced Loan Detail - Part 1

Pros ID	Loan ID	Ending Scheduled Balance	Actual Balance	Appraisal Value	Appraisal Date	Net Operating Income	DSCR	DSCR Date	Maturity Date	Remaining Amort Term
Totals										

1 Mortgage Loan Status

A - Payment Not Received But Still in Grace Period
B - Late Payment But Less Than 30 days Delinquent
2 - 60-89 Days Delinquent
REO
0 - Current
1 - 30-59 Days Delinquent
3 - 90-120 Days Delinquent
4 - Performing Matured Balloon
5 - Non Performing Matured Balloon
6 - 121+ Days Delinquent

2 Resolution Strategy Code

1 - Modification
2 - Foreclosure
3 - Bankruptcy
4 - Extension
5 - Note Sale
6 - DPO
7 - REO
8 - Resolved
9 - Pending Return to Master Servicer
98 - Other
10 - Deed in Lieu of Foreclosures
11- Full Payoff
12 - Reps and Warranties
13 - TBD

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Page 15 of 21

Distribution Date: 09/19/24
Determination Date: 09/12/24
Record Date: 08/15/24

BRSP 2024-FL2, LTD.

Computershare

Specially Serviced Loan Detail - Part 2

Pros ID	Loan ID	Property Type[1]	State	Servicing Transfer Date	Resolution Strategy Code[2]	Special Servicing Comments

1 Property Type Codes

MF - Multi-Family
MH - Manufactured Housing

2 Resolution Strategy Code

1 - Modification
2 - Foreclosure
3 - Bankruptcy
4 - Extension
5 - Note Sale
6 - DPO
7 - REO
8 - Resolved
9 - Pending Return to Master Servicer
98 - Other
10 - Deed in Lieu of Foreclosures
11- Full Payoff
12 - Reps and Warranties
13 - TBD

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Page 16 of 21

Distribution Date: 09/19/24
Determination Date: 09/12/24
Record Date: 08/15/24

BRSP 2024-FL2, LTD.

Computershare

Modified Loan Detail

		Pre-Modification		Post-Modification					
Pros ID	Loan Number	Balance	Rate	Balance	Rate	Modification Code[1]	Modification Booking Date	Modification Closing Date	Modification Effective Date
Totals									

1 Modification Codes

1 - Maturity Date Extension
2 - Amortization Change
3 - Principal Write-Off
4 - Not Used
5 - Temporary Rate Reduction
6 - Capitalization on Interest
7 - Capitalization on Taxes
8 - Other
9 - Combination

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Page 17 of 21

Distribution Date: 09/19/24
Determination Date: 09/12/24
Record Date: 08/15/24

BRSP 2024-FL2, LTD.

Computershare

Historical Liquidated Loan Detail

Pros ID[1]	Loan Number	Dist.Date	Loan Beginning Scheduled Balance	Most Recent Appraised Value or BPO	Gross Sales Proceeds or Other Proceeds	Fees, Advances, and Expenses	Net Proceeds Received on Liquidation	Net Proceeds Available for Distribution	Realized Loss to Loan	Current Period Adjustment to Loan	Cumulative Adjustment to Loan	Loss to Loan with Cumulative Adjustment	Percent of Original Loan Balance
Current Period Totals													
Cumulative Totals													

* Fees, Advances and Expenses also include outstanding P & I advances and unpaid fees (servicing, trustee, etc.).

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Page 18 of 21

Distribution Date: 09/19/24
Determination Date: 09/12/24
Record Date: 08/15/24

BRSP 2024-FL2, LTD.

Historical Note / Collateral Loss Reconciliation Detail

Pros ID	Loan Number	Distribution Date	Certificate Interest Paid from Collateral Principal Collections	Reimb of Prior Realized Losses from Collateral Interest Collections	Aggregate Realized Loss to Loan	Loss Covered by Credit Support/Deal Structure	Loss Applied to Certificate Interest Payment	Loss Applied to Certificate Balance	Non-Cash Principal Adjustment	Realized Losses from NRA/WODRA	Total Loss Applied to Certificate Balance
Current Period Totals											
Cumulative Totals											

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Page 19 of 21

Distribution Date: 09/19/24
Determination Date: 09/12/24
Record Date: 08/15/24

BRSP 2024-FL2, LTD.

Computershare

Interest Shortfall Detail - Collateral Level

Pros ID	Interest Adjustments	Deferred Interest Collected	Special Servicing Fees			ASER	PPIS / (PPIE)	Non-Recoverable Interest	Interest on Advances	Reimbursement of Advances from Interest	Other Shortfalls / (Refunds)	Modified Interest Reduction / (Excess)
			Monthly	Liquidation	Work Out							
Total												

Interest Adjustments listed for each loan do not include amounts that were used to adjust the Weighted Average Net Rate of the mortgage loans.

Collateral Shortfall Total	0.00

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Page 20 of 21

EXHIBIT Q-1
FORM OF INVESTOR CERTIFICATION
(For Non-Borrower Affiliates)
[Date]
Computershare Trust Company, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Corporate Trust Services – BRSP 2024-FL2

Re:    BRSP 2024-FL2, LTD. and BRSP 2024-FL2, LLC
In accordance with the requirements for obtaining certain information pursuant to the Indenture, dated as of August 15, 2024 (the “Indenture”), by and among BRSP 2024-FL2, LTD. (the “Issuer”), as Issuer, BRSP 2024-FL2, LLC, as Co-Issuer, BrightSpire Capital Advancing Agent, LLC, as Advancing Agent, Wilmington Trust, National Association (the “Trustee”), as Trustee, and Computershare Trust Company, National Association, as Note Administrator and as Custodian, the undersigned hereby certifies and agrees as follows:
1.    The undersigned is a Noteholder, a beneficial owner of a Note, a holder of a Preferred Share, or a prospective purchaser of a Note or a Preferred Share.
2.    The undersigned is not an agent of, or an investment advisor to, any borrower or affiliate of any borrower under a Collateral Interest.
3.    The undersigned is requesting access pursuant to the Indenture to certain information (the “Information”) on the Note Administrator’s Website and/or is requesting the information identified on the schedule attached hereto (also, the “Information”) pursuant to the provisions of the Indenture.
4.    In consideration of the disclosure to the undersigned of the Information, or the access thereto, the undersigned will keep the Information confidential (except from such outside persons as are assisting it in making an evaluation in connection with purchasing the related Notes or Preferred Shares, from its accountants and attorneys, and otherwise from such governmental or banking authorities or agencies to which the undersigned is subject), and such Information will not, without the prior written consent of the Note Administrator, be otherwise disclosed by the undersigned or by its officers, directors, partners, employees, agents or representatives (collectively, the “Representatives”) in any manner whatsoever, in whole or in part.
The undersigned will not use or disclose the Information in any manner which could result in a violation of any provision of the Securities Act of 1933, as amended (the “Securities

Exh. Q-1-1

Act”), or the Securities Exchange Act of 1934, as amended, or would require registration of any Note or Preferred Share not previously registered pursuant to Section 5 of the Securities Act.
5.    The undersigned shall be fully liable for any breach of the Collateral Interest Purchase Agreement by itself or any of its Representatives and shall indemnify the Issuer, the Note Administrator, the Trustee, the Servicer, and the Special Servicer for any loss, liability or expense incurred thereby with respect to any such breach by the undersigned or any of its Representatives.
6.    The undersigned shall be deemed to have recertified to the provisions herein each time it accesses the Information on the Note Administrator’s Website.
7.    Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Indenture.

Exh. Q-1-2

BY ITS CERTIFICATION HEREOF, the undersigned has made the representations above and shall be deemed to have caused its name to be signed hereto by its duly authorized signatory, as of the date certified.

By:
Name:
Title:

Exh. Q-1-3

EXHIBIT Q-2
FORM OF INVESTOR CERTIFICATION
(For Borrower Affiliates)
[Date]
Computershare Trust Company, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Corporate Trust Services – BRSP 2024-FL2

Re:    BRSP 2024-FL2, LTD. and BRSP 2024-FL2, LLC
In accordance with the requirements for obtaining certain information pursuant to the Indenture, dated as of August 15, 2024 (the “Indenture”), by and among BRSP 2024-FL2, LTD. (the “Issuer”), as Issuer, BRSP 2024-FL2, LLC, as Co-Issuer, BrightSpire Capital Advancing Agent, LLC, as Advancing Agent, Wilmington Trust, National Association (the “Trustee”), as Trustee, and Computershare Trust Company, National Association, as Note Administrator and as Custodian, the undersigned hereby certifies and agrees as follows:
1.    The undersigned is a Noteholder, a beneficial owner of a Note, a holder of a Preferred Share, or a prospective purchaser of a Note or a Preferred Share.
2.    The undersigned is an agent or Affiliate of, or an investment advisor to, a borrower under a Collateral Interest.
3.    The undersigned is requesting access pursuant to the Indenture to the Monthly Reports (the “Information”) on the Note Administrator’s Website pursuant to the provisions of the Indenture.
4.    In consideration of the disclosure to the undersigned of the Information, or the access thereto, the undersigned will keep the Information confidential (except from such outside persons as are assisting it in making an evaluation in connection with purchasing the related Notes or Preferred Shares, from its accountants and attorneys, and otherwise from such governmental or banking authorities or agencies to which the undersigned is subject), and such Information will not, without the prior written consent of the Note Administrator, be otherwise disclosed by the undersigned or by its officers, directors, partners, employees, agents or representatives (collectively, the “Representatives”) in any manner whatsoever, in whole or in part.
The undersigned will not use or disclose the Information in any manner which could result in a violation of any provision of the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended, or would require registration of any Note or Preferred Share not previously registered pursuant to Section 5 of the Securities Act.

Exh. Q-2-1

5.    The undersigned shall be fully liable for any breach of the Collateral Interest Purchase Agreement by itself or any of its Representatives and shall indemnify the Issuer, the Note Administrator, the Trustee, the Servicer, and the Special Servicer for any loss, liability or expense incurred thereby with respect to any such breach by the undersigned or any of its Representatives.
6.    The undersigned shall be deemed to have recertified to the provisions herein each time it accesses the Information on the Note Administrator’s Website.
7.    Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Indenture.

Exh. Q-2-2

BY ITS CERTIFICATION HEREOF, the undersigned has made the representations above and shall be deemed to have caused its name to be signed hereto by its duly authorized signatory, as of the date certified.

By:
Name:
Title:

Exh. Q-2-3

EXHIBIT R
FORM OF ONLINE MARKET DATA PROVIDER CERTIFICATION
This Certification has been prepared for provision of information to the market data providers listed in Paragraph 1 below pursuant to the direction of the Issuer. If you represent a market data provider not listed herein and would like access to the information, please contact the Note Administrator
In accordance with the requirements for obtaining certain information pursuant to the Indenture, dated as of August 15, 2024 (the “Indenture”), by and between BRSP 2024-FL2, LTD. (the “Issuer”), as Issuer, BRSP 2024-FL2, LLC, as co-issuer, Computershare Trust Company, National Association, as note administrator and as custodian, BrightSpire Capital Advancing Agent, LLC, as advancing agent, and Wilmington Trust, National Association, as trustee and various other capacities, the undersigned hereby certifies and agrees as follows:
1.    The undersigned is an employee or agent of [authorized market data provider], a market data provider that has been given access to Monthly Reports, CREFC® Investor Reporting Packages and supplemental notices on www.ctslink.com (the “Note Administrator’s Website”) by the authorization of the Issuer or the Collateral Manager on its behalf.
2.    The undersigned agrees that each time it accesses the Note Administrator’s Website, the undersigned is deemed to have recertified that the representation above remains true and correct.
3.    Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Indenture.
BY ITS CERTIFICATION HEREOF, the undersigned has made the representations above and shall be deemed to have caused its name to be signed hereto by its duly authorized signatory, as of the date certified.

By:
Name:
Title:

Exh. R-1

EXHIBIT S
FORM OF OFFICER’S CERTIFICATE OF THE COLLATERAL MANAGER WITH
RESPECT TO THE ACQUISITION OF COLLATERAL INTERESTS
[DATE]
This officer’s certificate is being delivered pursuant to the Indenture, dated as August 15, 2024 (the “Indenture”), by and among BRSP 2024-FL2, LTD., as Issuer (the “Issuer”), BRSP 2024-FL2, LLC, as Co-Issuer of the Offered Notes, BrightSpire Capital Advancing Agent, LLC, as advancing agent, Wilmington Trust, National Association, as trustee, and Computershare Trust Company, National Association, as note administrator, paying agent, calculation agent, transfer agent, authenticating agent, custodian, backup advancing agent and note registrar. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Indenture.
Pursuant to the Subsequent Transfer Instrument attached as Schedule B hereto, dated as of the date hereof, BRSP 2024-FL2 Funding, LLC (the “Seller”) has agreed to sell to the Issuer, and the Issuer has agreed to purchase from the Seller, the Collateral Interests described on Schedule A hereto (the “[Ramp][Reinvestment][Exchange] Collateral Interests”).
In connection with the foregoing, BrightSpire Capital Advisors, LLC (the “Collateral Manager”) hereby certifies that, with respect to the acquisition of each [Ramp][Reinvestment][Exchange] Collateral Interest, as of the date hereof:
1.    the Eligibility Criteria are satisfied;
2.    the Acquisition Criteria are satisfied; and
3.    the Acquisition and Disposition Requirements are satisfied.
[SIGNATURE ON FOLLOWING PAGE]

Exh. S-1

IN WITNESS WHEREOF, the undersigned has executed this Officer’s Certificate as of the date first set forth above.
BRIGHTSPIRE CAPITAL ADVISORS, LLC

By:
Name:
Title:

Exh. S-2

SCHEDULE A
LIST OF [RAMP][REINVESTMENT][EXCHANGE] COLLATERAL INTERESTS

Name	Purchase Price	Cut-off Date

Exh. S-3

SCHEDULE B
FORM OF SUBSEQUENT TRANSFER INSTRUMENT
THIS SUBSEQUENT TRANSFER INSTRUMENT is made as of ______, 20__ between BrightSpire Capital Mortgage Sub-REIT, LLC, a Delaware limited liability company (“BRSP Sub-REIT”), BRSP 2024-FL2 Funding, LLC, a Delaware limited liability company (the “Seller”), and BRSP 2024-FL2, Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Issuer”).
In accordance with the Collateral Interest Purchase Agreement (the “Agreement”) dated as of August 15, 2024, between the Seller, BRSP Sub-REIT and the Issuer, the Seller does hereby transfer, assign, set over and otherwise convey, as of the date hereof, without recourse, to the Issuer or directly to the Issuer as its designee all of its right, title and interest in the Collateral Interest[s] identified in Schedule A attached hereto which shall supplement Exhibit A to the Agreement, and any and all rights to receive payments on or with respect to such Collateral Interest[s] (except any Retained Interest therein specified below) after the date hereof (other than payments due before the date hereof, which shall belong to and promptly be remitted to the Seller).
Except as set forth on Schedule 1 attached hereto, the Seller hereby reaffirms that all of the representations and warranties made by it in Section 4 of the Agreement, relating to itself and such Collateral Interest[s] are true and correct as of the date hereof. The Seller further represents, warrants and confirms the satisfaction of the conditions precedent specified in Section 3 of the Agreement. In addition, each party hereby represents and warrants to the other parties that (i) it is duly organized and validly existing as an entity under the laws of the jurisdiction in which it is chartered or organized, (ii) it has the requisite organization power and authority to enter into and perform this Subsequent Transfer Instrument, and (iii) this Subsequent Transfer Instrument has been duly authorized by all necessary organizational action, has been duly executed by one or more duly authorized officers and is the valid and binding agreement of such party enforceable against such party in accordance with its terms.
The purchase price and Cut-off Date with respect to such Collateral Interest[s] transferred hereby are each set forth on Schedule A hereto.
“Retained Interest” shall mean [●].
All capitalized terms used herein and not otherwise defined shall have the meanings given them in the Agreement.
As supplemented by this Subsequent Transfer Instrument, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented, shall be read, taken and construed as one and the same instrument.
This Subsequent Transfer Instrument shall be construed in accordance with the laws of the State of New York.

Exh. S-4

IN WITNESS WHEREOF, the undersigned have caused this Subsequent Transfer Instrument to be duly executed as of the date first written above.
BRSP 2024-FL2 FUNDING, LLC, as Seller

By:
Name:
Title:
BRSP 2024-FL2, LTD., as Issuer

By:
Name:
Title:
BRIGHTSPIRE CAPITAL MORTGAGE
SUB-REIT, LLC

By:
Name:
Title:

Exh. S-5

EXHIBIT T
FORM OF MASCOT NOTE OFFICER’S CERTIFICATE
[To be Printed on Holder’s Letterhead]
[DATE]
Computershare Trust Company, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Corporate Trust Services – BRSP 2024-FL2
With a copy via email to: CCTCREBondAdmin@computershare.com

Re:    BRSP 2024-FL2 – MASCOT Notes
This officer’s certificate is being delivered pursuant to that certain indenture, dated as August 15, 2024 (the “Indenture”), by and among BRSP 2024-FL2, LTD., as Issuer (the “Issuer”), BRSP 2024-FL2, LLC, as Co-Issuer of the Offered Notes, BrightSpire Capital Advancing Agent, LLC, as advancing agent, Wilmington Trust, National Association, as trustee, and Computershare Trust Company, National Association, as note administrator, paying agent, calculation agent, transfer agent, authenticating agent, custodian, backup advancing agent and Note Registrar. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Indenture.
Pursuant to Section 2.16 of the Indenture, the undersigned, an authorized officer of [_________] (the “Holder”), a holder of Exchangeable Notes, hereby proposes an exchange of Exchangeable notes on [__________], 20[__] based on the information set forth below:
Class of Exchangeable Notes:    _____________________________________
CUSIP of Exchangeable Notes:    _____________________________________
Interest Rate of Exchangeable Notes:    _____________________________________
Classes of Exchanged Notes:    _____________________________________
CUSIPs of Exchanged Notes:    _____________________________________
Interest Rate of Exchanged Notes:     _____________________________________
Aggregate Outstanding Amount or
Aggregate Outstanding Notional Amount:    _____________________________________
DTC Participant Name and Number of Holder:    _____________________________________
[SIGNATURE FOLLOWS]

Exh. T-1

IN WITNESS of the matters set forth herein, the undersigned has executed this Certificate as of the date first set forth above.
[HOLDER]
[Insert Medallion Stamp Guarantee]

By:
Name:
Title:

Exh. T-2